UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-23235

                                     Morningstar Funds Trust

(Exact name of registrant as specified in charter)

Morningstar Funds Trust

22 W. Washington Street

                           Chicago, IL 60602

(Address of principal executive offices) (Zip code)

D. Scott Schilling

Morningstar Funds Trust

22 W. Washington Street

Chicago, IL 60602

With a copy to:

Eric S. Purple

Stradley Ronon Stevens & Young, LLP

2000 K Street N.W., Suite 700

                         Washington, District of Columbia, 20006

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (312) 696-6000

Date of fiscal year end: April 30

Date of reporting period: April 30, 2022

Item 1. Reports to Stockholders.

(a)	Report pursuant to Rule 30e-1

April 30, 2022
ANNUAL REPORT
Morningstar Funds Trust
Morningstar U.S. Equity Fund
Morningstar International Equity Fund
Morningstar Global Income Fund
Morningstar Total Return Bond Fund
Morningstar Municipal Bond Fund
Morningstar Defensive Bond Fund
Morningstar Multisector Bond Fund
Morningstar Global Opportunistic Equity Fund (formerly the Morningstar Unconstrained Allocation Fund)
Morningstar Alternatives Fund

Morningstar Funds Trust    April 30, 2022

Introduction
Morningstar Investment Management LLC launched an open end management investment company consisting of nine separate portfolios (each a Fund) that span the investment opportunity set1. Most of these Funds are designed to provide exposure to a broad asset class, such as U.S. equities, while our active management of each Fund’s asset allocation, allocation to active managers (known as “subadvisers”), and exposures to exchange traded funds (ETFs), or direct equities allow us to adjust sub-asset class allocations (such as small-cap value) based on our valuation views and those of the subadvisers.
Concept and Structure
We created the Morningstar Funds Trust using an open architecture, multimanager approach, hiring as active subadvisers both institutional managers and other managers whose mutual funds were previously used in Morningstar® Managed PortfoliosSM. Our analysts and portfolio managers continually use research, data, and analysis from Morningstar, Inc. and its affiliates to study the subadvisers and their investments closely and determine which fit best with our investment philosophy and the investment objectives of each Morningstar Fund2. We have recommended subadvisers we believed were independent, skilled investors in their respective asset classes to manage the Funds.
Consistent with our investment approach, our asset allocation process for the Morningstar Funds is based on fundamentals and driven by valuations. We look for asset classes and sub-asset classes around the globe that, in our view, offer fundamental value relative to price. Allocations within each Fund are in line with what we believe to reflect the best risk-adjusted opportunities.
How to Read This Report
Unless stated otherwise, this report outlines the structure and performance of the assets comprised by the Morningstar Funds Trust from May 1, 2021 through April 30, 2022. Included are fund holdings, positioning and performance summaries, including relevant commentary and examples that may aid understanding of returns for the year.
The commentary, views, and opinions in this report were current as of April 30, 2022. Our views reflect performance results net of fees and expenses as of the end of the reporting year.
Statements made within this report are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change views about individual holdings, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Morningstar Funds’ future investment intent.
1All references to "we" or "our" in this report, including the funds' performance summaries, refer to Morningstar Investment Management LLC.
2 Morningstar Funds Trust is an open end management investment company registered under the Investment Company Act of 1940 (as amended). Use of the term “Morningstar Funds” hereafter refers to Morningstar Funds Trust, or its individual series, as applicable.

Morningstar Funds Trust    April 30, 2022

Morningstar Funds Trust    April 30, 2022

Statement of Shareholder Rights
It is important to note that as a shareholder, you have certain rights and protections, chief among them an independent Board of Trustees (the "Trustees"), whose main role is to represent your interests.
The Trustees are responsible for the overall management of the Trust, including general supervision and review of the investment activities of each Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and each Fund. The “Independent Trustees” are Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 ("1940 Act") (e.g. not a Morningstar employee).
For more information about the Independent Trustees, please see the Fund Governance Matters section of this shareholder report.
You may contact the Trustees with comments or concerns about your investment in the Morningstar Funds:
By mail: Morningstar Funds Trust
c/o D. Scott Schilling, Chief Compliance Officer
22 West Washington Street
Chicago, IL 60602
By email: BoardofTrustees.MorningstarFundsTrust@morningstar.com

Morningstar Funds Trust    April 30, 2022

Fund Governance Matters
Who is representing you as a shareholder of a Morningstar Fund?
The Morningstar Funds’ Board of Trustees represents shareholder interests. As of June 22, 2022, the Morningstar Funds’ Board of Trustees is comprised of 5 trustees – 4 are “independent” trustees and 1 is an “interested” trustee as a result of being an employee of Morningstar. Additional information about the Board can be found in Morningstar Fund Trust's Statement of Additional Information (SAI), available at https://connect.rightprospectus.com/Morningstar. Information about the Trustees and the Board’s policies are available at https://www.morningstar.com/company/morningstar-funds-governance.
What is the diversity of the Board of Trustees?
The 4 Independent Trustees self-identify as follows:
•  2 as women, and 2 as men; and
•  3 as white, and 1 as African American
The 1 Interested Trustee self-identifies as a white man.
In terms of leadership positions of the Board:
•  Chair of the Board is a white woman;
•  Chair of the Governance Committee is a white woman; and
•  Chair of the Audit Committee is a white man.
How are Independent Trustees compensated?
The compensation adopted by the Board provides for an annual retainer for Independent Trustees of $141,000 per year. The Chair of the Board (an Independent Trustee) is paid an additional retainer of $43,000, while the Chair of the Audit Committee (an Independent Trustee) is paid an additional $15,000 and the Chair of the Governance Committee (an Independent Trustee) is paid an additional $10,000, effective July 1, 2022.
All Independent Trustees are reimbursed for expenses connected with attending a Board meeting, most notably airfare and lodging expenses. Independent Trustees’ annual retainer and costs in connection with attending a Board meeting are allocated among each of the nine Morningstar Funds. The Trust has no pension or retirement plan for the Independent Trustees.

Morningstar Funds Trust    April 30, 2022

Fund Governance Matters (continued)
Are Independent Trustees required to invest in the Morningstar Funds?
Yes, the Independent Trustees have adopted a policy to invest, at a minimum, at least $141,000 in the Funds, which is equal to the base annual retainer to be paid to each Independent Trustee. There is a phase-in period for Independent Trustees who have joined the Board after 2018 that requires them to invest at least $47,000 a year (i.e., one-third of the base annual retainer) until they have invested $141,000 in the Funds. As of April 30, 2022, each Independent Trustee has satisfied this investment requirement. For more information on the Independent Trustees investments in Morningstar Funds, please see the Trustee Ownership of Portfolio Shares table within the Trustees and Executive Officers section of the Statement of Additional Information available at https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2022

Letter to Shareholders
To Our Shareholders:
What a difference a few years can make.
When we first launched the Morningstar Funds Trust in 2018, we had two objectives: reduce fees paid by investors in our multi-asset Managed Portfolios and improve investment capabilities.
More than three years later, we can safely say that we have achieved both objectives—and then some.
Prior to the launch of the Morningstar Funds Trust, we built our actively managed multi-asset Morningstar® Managed PortfoliosSM with the help of actively managed third-party 1940 Act mutual funds. This structure, while valuable for its open-architecture approach, embedded the expense ratios of those mutual funds in the overall cost of the Managed Portfolios strategies. By launching the Morningstar Funds Trust and shifting to a proprietary fund structure with outside asset managers embedded within the funds as subadvisers, we were able to operate in a more cost-effective way within the Managed Portfolios while maintaining the same open-architecture access.
In fact, since the launch of the Funds, our managed-portfolio expense fees have fallen by as much as 15bps* in approximately 97% of the product assets as of April 30, 2022.
Moreover, while we still follow the same rigorous manager-selection process to leverage active management from what we believe are the top asset managers in the industry, the launch of the Morningstar Funds Trust has also allowed us to utilize our global research platform to a greater extent, including ETFs alongside subadvisers to express our proprietary investment views and allocating to them with daily cash flows based on market movement.
More recently, we added the ability of using baskets of individual stocks rather than ETFs, which we dub “equity sleeves,” to better express the nuance of a particular market view. This has allowed us to target the most fundamentally appealing area of a market opportunity—favoring a particular sector or company size, for example, rather than adhering to the market cap weights that dominate ETFs—in an effort to generate compelling returns for shareholders.
Lower costs and greater capability were reason enough for the launch of the Funds.
However, a third point, which we believe will contribute equally to the enduring appeal of the Trust, has become apparent: our multi-asset perspective, as opposed to a myopic single asset class focus, in constructing and managing individual mutual funds.
Nearly all major asset-management providers offer model portfolios, which are composed predominately of their own mutual funds, to financial advisers who, in turn, offer them to their clients. In most cases, the model portfolios are new relative to the underlying mutual funds, many of which have been around for decades and were constructed on a case-by-case basis with particular indexes and mutual fund categories in mind.

Morningstar Funds Trust    April 30, 2022

Letter to Shareholders  (continued)
Our approach has been the reverse. At Morningstar Investment Management we have managed multi-asset model portfolios (i.e., Morningstar® Managed PortfoliosSM) since 2001, which means that some of our models were more than 15 years old when we launched the Morningstar Funds Trust.
While individual Fund performance is always important, as a result of our history, our perspective in the construction of any individual Fund is less about its outperformance in one specific category and more about its role in helping the broader portfolio achieve its investment objective in addition to the objective of the specific individual Fund.
This may sound like hair-splitting, but the difference can be profound. Just as there is no “I” in team, the portfolio’s performance must come from each individual contributor—in this case, each individual Fund—working alongside one another. In fact, when a team is too focused on one player, there is a risk the team will not execute the overall game plan as intended.
Consider the varying incentives for a short-term bond fund. In launching a short-term bond fund, a heavy focus on the category could lead portfolio managers to take modestly higher interest-rate or credit risk, expecting the added juice to lead to outperformance relative to its peers, even if it generates greater volatility or experiences bigger losses during market drawdowns. A holistic portfolio perspective, however, would consider the rate and credit exposure found in core and opportunistic bond funds and focus far more intently on defensiveness—capital preservation—within the short-term bond mandate, regardless of what it might cost from a peer-relative perspective. After all, we believe the ultimate goal for investors is not the category outperformance of a particular fund, but the success of the broader portfolio, which is the greater determinant in the investor’s ability to reach his or her financial goals.
We recently enhanced this perspective after a review of the Funds within the Trust in 2021, which included not just an assessment of the performance and construction of each Fund, but also the clarity and distinctiveness of each Fund relative to its role as part of an investor’s broader portfolio.
The review led to a series of adjustments to various Funds, including recalibrating the Morningstar Global Income Fund to enhance its income potential, a subadviser change to the Morningstar Multisector Bond Fund to make it more explicitly focused on higher-yielding segments of the global fixed-income market, and a subadviser, benchmark, and name change to the Morningstar Global Opportunistic Equity Fund**, to reduce overlap with capital preservation funds within the broader Trust and make it a more predictably opportunistic fund.
We believe these changes will not only allow for better opportunity for improved Fund performance, but also better constructed multi-asset portfolios within our own program and will make our Funds easier for financial advisers to use as they construct their own models using our mutual funds.
That said, this emphasis on “role in portfolio” means the Morningstar Funds will not always rank well relative to category peers, particularly if their roles in a portfolio prevent them from moving in or out of securities that others in the categories use, but conflict with the Morningstar Funds’ portfolio construction mandates.

Morningstar Funds Trust    April 30, 2022

Letter to Shareholders  (continued)
The Morningstar Global Income Fund, for example, sits in the Morningstar Global Allocation category. At times, this could be an advantage, given the Fund’s heavier stake in high-yield bonds to generate attractive levels of income. However, in periods when the high-yield bond market is selling off, the Fund may suffer deeper stretches of peer-relative underperformance.
The Morningstar U.S. Equity Fund faces its own mismatch, operating as an all-cap fund in the Morningstar Large Blend category. We have structured the Fund in this manner so it can express our best views across market caps and U.S. sectors, but when small-cap performance meaningfully deviates from that of large caps, the discrepancy has an impact on the Fund’s relative ranking. In a similar vein, the broad-reaching Morningstar International Equity Fund carries significantly more exposure to emerging markets compared to the typical peer in the Foreign Large Blend category. This tilt hurt the Fund’s relative showing last year, as China and other emerging markets lagged developed regions in 2021.
These and other mismatches duly noted, it’s critical to recognize that a heightened emphasis on “role in portfolio” is not an excuse for poor performance. Over the trailing three-plus years, some Funds, such as the Morningstar Global Opportunistic Equity Fund and the Morningstar Defensive Bond Fund, have outperformed their benchmarks and ranked well in their respective categories. Other Funds, such as the Morningstar U.S. Equity Fund, the Morningstar International Equity Fund, and the Morningstar Multisector Bond Fund, have suffered significant bouts of underperformance relative to peers and benchmarks.
It is our expectation that the mandate changes to the Morningstar Multisector Bond Fund will improve its ability to outperform its benchmark and compare more favorably with peers over the long run.
In the case of the Morningstar U.S. Equity Fund and the Morningstar International Equity Fund, we believe a certain measure of that underperformance was consistent with expectations given the Funds’ style biases. The valuation orientation of the Morningstar U.S. Equity Fund and the Morningstar International Equity Fund put them at a disadvantage as growth stocks, particularly FAANGM*** stocks in the U.S., soared during the COVID-19 pandemic. Similarly, the Morningstar U.S. Equity Fund’s inclusion of small-cap stocks, as part of its intended all-cap profile, has been a headwind so far.
These biases will not always cost the Funds. In fact, for the Morningstar U.S. Equity Fund in particular, the value orientation has helped results for the first four months of 2022.
However, we do not attribute the underperformance solely to style biases. Their performance dispersion relative to their respective benchmarks was greater than we would have preferred, even given the market environment, and we have taken a close look at the correlation between positions within the Funds, how we have sized our allocations to aggregated exposures, and what adjustments we can make to our portfolio construction framework to generate more consistent Fund results. And, as always, we continuously review the subadvisers within the Funds to ensure they behave as we would expect in different market environments and work well with one another.

Morningstar Funds Trust    April 30, 2022

Letter to Shareholders  (continued)
Ultimately, our aim is to outperform the benchmarks of our carefully considered Fund objectives over appropriate time horizons; in many cases that means performance over the up and down of a market-cycle. We set out to provide investors with the full range of tools within the Funds so that they can construct well-designed multi-asset portfolios. When we hit the mark, we celebrate our success; when we do not, we endeavor to be as candid as possible about what caused us to fall short, and we redouble our efforts.
Long-term investment success is not a check-the-box exercise; it’s a never-ending, always-restarting journey. That said, there are steps we can take that put us on the right path, and with that in mind, we are pleased to have met our initial objectives from three years ago of lower costs and greater investment capability. We are also encouraged by other refinements to our investment approach, which is designed to lead to strong, full market-cycle performance. These refinements include consideration for contingent events and factors we believe could materially impact a security's market value in our research of asset-class opportunities. We are also increasing our focus and emphasis on robust portfolio construction in a valuation-aware framework.
We appreciate your business, and we thank you for your continued confidence and trust in us. We look forward to helping you achieve your goals over the next year.
Marta K. Norton
Chief Investment Officer, Americas
Morningstar Investment Management LLC
*Source: Morningstar Investment Management. Data as of April 30, 2022.
**Effective as of May 1, 2022, the Morningstar Unconstrained Allocation Fund was renamed to the Morningstar Global Opportunistic Equity Fund.
***FAANGM refers to Facebook, Apple, Amazon, Google (Alphabet), and Microsoft.

Morningstar Funds Trust    April 30, 2022

Fund Information (unaudited)
Morningstar U.S. Equity Fund
General Information
Net Asset Value Per Share	$11.43
Total Net Assets (millions)	$1,490
Net Expense Ratio(a)	0.85%
Gross Expense Ratio(a)	0.91%
Portfolio Turnover Rate	61%
Number of Companies	320
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(c)

Portfolio Characteristics
Weighted Average Market Capitalization (billions)	$60.67
Price-to-Earnings Ratio(b)	18.63

Ten Largest Equities (%)(c)(d)(e)
Amazon.com, Inc.	2.9
Microsoft Corp.	2.6
Apple, Inc.	2.1
Meta Platforms, Inc., Class A	1.6
Visa, Inc., Class A	1.3
Thermo Fisher Scientific, Inc.	1.2
Pfizer, Inc.	1.2
UnitedHealth Group, Inc.	1.1
Johnson & Johnson	1.0
Dominion Energy, Inc.	1.0
Sector Diversification (%)(c)(d)
Consumer, Noncyclical	17.5
Financial	15.9
Technology	12.4
Communications	9.9
Industrial	9.4
Consumer, Cyclical	8.4
Energy	6.0
Utilities	3.0
Basic Materials	2.7

* Includes, if any, cash, short-term investments, receivables, payables and investments rounding to less than 0.05%.
(a) Expense ratios are as of the most recent Prospectus dated August 31, 2021, as amended and restated May 2, 2022. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.85% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 0.85%. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.85% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2022, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
(b) Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates from third party sources deemed reliable.
(c) Percentages shown are based on Net Assets.
(d) Excludes Investment Companies, Master Limited Partnerships and Other.
(e) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited)
Morningstar U.S. Equity Fund
Investment Objective
Morningstar U.S. Equity Fund seeks long-term capital appreciation.
Investment Strategies
In seeking long-term capital appreciation, the Fund will normally invest at least 80% of its assets in equity securities of U.S.-based companies, and may invest up to 100% of its assets in such securities. The Fund seeks to provide broad U.S. equity exposure across market capitalizations and investment styles and has the flexibility to invest in large-cap, mid-cap, and small-cap common stocks across the growth and value style spectrum. The Fund may also invest in real estate investment trusts (REITs), master limited partnerships and non-U.S. companies. To meet its objective, the Fund may invest in investment companies such as mutual funds and ETFs, which could represent a significant percentage of assets. The Fund may invest in derivatives, including futures and forward foreign currency contracts, for risk management purposes or as part of its investment strategies.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). Each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and making Allocation Decisions with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.
Investment Commentary
Over the reporting period from May 1, 2021 to April 30, 2022, the U.S. equity market progressed through a couple of distinct phases. Entering the period, the economy was still rebounding from the 2020 pandemic. Job gains, consumer spending, and corporate earnings were all still recovering strongly. This boded well for so-called value stocks—which tend to be sensitive to the economy, and which had taken a back seat to growth stocks in 2020 as many technology and internet stocks swung into favor in the work-from-home environment. By 2021’s second quarter, however, growth stocks were back leading the market. Some of this simply had to do value stocks coming off a strong first quarter. But also, the rise of the COVID-19 Delta and Omicron variants tempered enthusiasm toward the economy, sending some investors back into growth stocks considered resilient to a slowdown. The result was that from May 1 to December 31, 2021, the Russell 1000 Growth Index gained 17.35%, while the Russell 1000 Value Index was up only 8.17%. Given our value-oriented investment style—and generally value-leaning positioning during the period—that was a headwind for the Fund.
Conditions changed in 2022. High inflation readings spawned by the economic rebound and related supply and labor shortages were too much for the U.S. Federal Reserve to ignore. The Fed let it be known that rate hikes would be necessary to combat inflation, and made good on its promise with an initial rate increase in March (with the understanding that more hikes were coming). Stock analysts often estimate the present “fair values” of high-growth companies by pulling forward the value of (expected) large future cash flows, using current interest rates as a proxy for the time value of money. The lower the interest rate used, the higher the resulting present fair value. Many investors expected rising interest rates to force downward adjustments to analysts’ fair values for the more expensive growth stocks. And that seems to be what has happened so far in 2022. Of course, the Ukraine war has also rattled markets this year. With both of these factors weighing on the market,

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited) (continued)
Morningstar U.S. Equity Fund
investors seem to have been more eager to exit the priciest growth stocks. From the beginning of 2022 through April 30, 2022 the Russell 1000 Growth Index fell 20.03%, compared to a loss of 6.34% for the Russell 1000 Value Index. For the full trailing 12-month period covered here, the growth index was down 5.35%, while the value index was slightly in the black with a 1.32% gain. (The growth index is still ahead of the value index for the trailing three and five years.)
One important caveat is that smaller-cap stocks lagged large caps over the past year. For the 12-month period, the Russell 2000 Index of small-cap stocks recorded a 16.87% loss, which was far worse than either of the large-cap indices cited above. Because the Fund is intended to be an all-cap vehicle, it has a meaningful allocation to small-cap stocks, whereas small caps are only a minor part of the Fund’s Morningstar U.S. Market Index benchmark. The Fund’s higher allocation to small caps was therefore a performance detractor relative to the benchmark. Another detractor was the fact that the Fund’s large-cap growth subadviser, which commands a big percentage of the Fund’s assets, lagged its benchmark by a fairly wide margin (due largely to weighting differences between its portfolio and its benchmark in some of the market’s biggest technology and internet companies.)
These negatives were accompanied by some positives. Most notably, the Fund’s overweight position in energy and energy infrastructure rallied on the rise in oil prices. More generally, the portfolio’s overall lean toward value was helpful; our large-value and mid-value subadvisers outperformed the broad market. Overweights to consumer staples and healthcare—defensive positions held deliberately to help offset some of the cyclical exposure in the portfolio—also contributed good relative returns over the period.
Given these offsetting effects, the Fund’s return for the period was fairly close to that of the benchmark. The Fund posted a -3.11% return after expenses, compared to the -2.93% return for the Morningstar U.S. Market Index.
As technology, communication services, and other growth stocks have come down in price lately, we have gradually added to them to reduce our underweight. This has made the portfolio noticeably more balanced from a value/growth perspective. As a by-product of our trims and adds, the portfolio’s small/mid-cap weighting has also shrunk from a year ago. All of that said, as of the end of the reporting period, the Fund still leans more toward value and still has more small-cap exposure than the benchmark. Our research continues to support that positioning, even if not as pointedly as a year ago. Our team’s research process emphasizes positioning for a three- to five-year horizon, and we typically make measured adjustments through time rather than wholesale changes.
Investment Adviser:
Morningstar Investment Management LLC
Investment Subadvisers:
ClearBridge Investments, LLC
Diversified large-cap growth equity across stable, cyclical and select growth companies.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited) (continued)
Morningstar U.S. Equity Fund
Diamond Hill Capital Management, Inc.
Targeted exposure to U.S. mid-cap value companies.
Easterly Investment Partners LLC (formerly Levin Easterly Partners LLC)
Provides large-cap blend U.S equity exposure.
Massachusetts Financial Services Company, d/b/a MFS Investment Management
Provides large-cap value exposure, favoring higher-quality, value companies with stronger balance sheets and more consistent profitability.
Wasatch Advisors, Inc., d/b/a Wasatch Global Investors
Small-/mid-cap growth companies with the potential to deliver more stable profits while avoiding earlier-stage companies that may lack a proven track record of revenues and earnings.
Westwood Management Corp.
Provides small-cap equity with an emphasis on value.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited) (continued)
Morningstar U.S. Equity Fund
Performance at a glance
Average Total Returns as of 04/30/22	1 year[2]	Since Inception[3]
Morningstar U.S. Equity Fund	-3.11%	9.90%
Morningstar U.S. Market Index[1]	-2.93%	14.05%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar U.S. Equity Fund shares versus the Morningstar U.S. Market Index ("the Index") from its inception (November 2, 2018) to April 30, 2022 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar U.S. Equity Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or taxes. The comparison is shown for illustration purposes only.
Morningstar U.S. Equity Fund
This chart does not imply future performance.

1The Morningstar U.S. Market Index is a diversified, broad-market index that targets 97% market capitalization coverage of the U.S. stock market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
2Represents performance from May 1, 2021 to April 30, 2022.
3Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2022

Fund Information (unaudited)
Morningstar International Equity Fund
General Information
Net Asset Value Per Share	$9.57
Total Net Assets (millions)	$912
Net Expense Ratio(a)	1.00%
Gross Expense Ratio(a)	1.19%
Portfolio Turnover Rate	67%
Number of Companies	393
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(c)

Portfolio Characteristics
Weighted Average Market Capitalization (billions)	$42.21
Price-to-Earnings Ratio(b)	12.35
Countries Represented	44
Emerging Markets(c)(d)	29.4%

Ten Largest Equities (%)(c)(d)(e)
Tencent Holdings Ltd.	1.9
Allianz S.E.	1.5
Shell PLC	1.5
Alibaba Group Holding Ltd.	1.4
Samsung Electronics Co. Ltd.	1.2
Toyota Motor Corp.	1.1
Lloyds Banking Group PLC	1.1
Bayer A.G.	1.0
Taiwan Semiconductor Manufacturing Co. Ltd.	0.9
Intesa Sanpaolo S.p.A. (Italian Exchange)	0.9
Sector Diversification (%)(c)(d)
Consumer, Noncyclical	19.6
Financial	19.4
Consumer, Cyclical	14.3
Industrial	10.9
Communications	10.8
Technology	8.5
Basic Materials	5.7
Energy	5.0
Utilities	1.2
Diversified	0.1

Region Diversification (%)(c)(d)
Europe (excluding United Kingdom)	30.3
Pacific (excluding Japan)	28.1
Japan	18.1
United Kingdom	10.2
Latin America	3.9
Canada	1.6
Africa	1.3
United States	1.2
Middle East	0.8

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.
(a) Expense ratios are as of the most recent Prospectus dated August 31, 2021, as amended and restated May 2, 2022. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 1.00% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 1.00%. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 1.00% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2022, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
(b) Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates from third party sources deemed reliable.
(c) Percentages shown are based on Net Assets.

Morningstar Funds Trust    April 30, 2022

Fund Information (unaudited) (continued)
Morningstar International Equity Fund
(d) Excludes Investment Companies and Other.
(e) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited)
Morningstar International Equity Fund
Investment Objective
Morningstar International Equity Fund seeks long-term capital appreciation.
Investment Strategies
In seeking long-term capital appreciation, the Fund will normally invest at least 80% of its assets in equity securities. Under normal circumstances, the Fund will invest approximately 80-100% of its assets in securities of issuers domiciled outside of the United States. The Fund may invest in developed and emerging markets and will typically invest in a minimum of 10 countries. The Fund seeks to provide broad international equity exposure across market capitalizations and investment styles and has the flexibility to invest in large-cap, mid-cap, and small-cap common stocks across the growth and value style spectrum. To meet its objective, the Fund may invest in investment companies such as mutual funds and ETFs, which could represent a significant percentage of assets. The Fund may also invest in derivatives, including futures and forward foreign currency contracts, for risk management purposes or as part of its investment strategies.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). Each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.
Investment Commentary
The Morningstar International Equity Fund posted a loss of 12.77% for the fiscal year ending April 30, 2022, compared to a loss of 10.04% for its benchmark, the Morningstar Global Markets ex U.S. Index (net).
Following strong performance in 2021, global equity markets became volatile in 2022 following Russia’s invasion of Ukraine in late February. The war, and the resulting sanctions against Russia, served to interrupt global supply chains and push commodity and oil prices even higher. Rising inflation resulted in increased interest rates, stoking fears of slower economic growth, particularly in Europe, where ties to Russian energy and supply chains are most acute. At the same time, China’s zero-COVID-19 policy, which resulted in rolling lockdowns in its major cities, stalling its economy, only served to exacerbate investor fears of a global recession taking hold this year.
The Fund’s strong tilt toward cyclical sectors weighed on performance during this recent turbulent period. As investors assessed the primary and secondary effects of the war in Ukraine, positions in European banks and consumer discretionary (through our allocation to subadviser Harris Associates) corrected sharply. And while the portfolio’s overweight to outperforming UK stocks helped to cushion losses, our emphasis on stocks from Japan, Germany, and China hurt overall.
Rising interest rates acted as a headwind for the Fund’s growth-oriented subadvisers Harding Loevner and T. Rowe Price, in part due to their exposure to Asian technology stocks pressured by continued regulatory crackdowns by Chinese authorities. Both subadvisers were also light in their exposure to rallying energy and

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited) (continued)
Morningstar International Equity Fund
commodity stocks, causing them to further underperform their respective style benchmarks over the trailing one-year period. Lazard Asset Management, which employs a value-oriented investment strategy, was a notable bright spot, outperforming the MSCI Emerging Markets Index by more than 900 basis points.
Despite difficult performance in early 2022, we retain a positive outlook for the Fund’s long-term prospects, particularly on a relative basis, as we see attractive valuations and generous yields in the European value sectors we own compared to the broader market. Volatility often provides opportunities for long-term focused investors and near the end of the reporting period we added to some beaten-down quality growth areas, establishing a dedicated position in Chinese Internet stocks, which we believe offer good value despite regulatory pressures. Our overall preference for more traditional value sectors remains, however, and despite the recent outperformance of value vs. growth stocks over the past twelve months, the long-term performance and valuation deficit between growth and value persists and is still wide by historical standards. This gap, coupled with our patient, valuation-focused approach, makes us optimistic about the Fund’s chances for success going forward.
Investment Adviser:
Morningstar Investment Management LLC
Investment Subadvisers:
Harding Loevner L.P.
Provides growth-leaning exposure to non-U.S. developed equity markets.
Harris Associates L.P.
Provides exposure to value-leaning, non-U.S. developed equity markets.
Lazard Asset Management LLC
Provides active equity exposure to emerging-markets value companies.
T. Rowe Price Associates, Inc.
Provides active exposure to emerging-markets growth companies.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited) (continued)
Morningstar International Equity Fund
Performance at a glance
Average Total Returns as of 04/30/22	1 year[2]	Since Inception[3]
Morningstar International Equity Fund	-12.77%	4.70%
Morningstar Global Markets ex U.S. Index (net)[1]	-10.04%	6.05%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar International Equity Fund shares versus the Morningstar Global Markets ex U.S. Index (net) ("the Index") from its inception (November 2, 2018) to April 30, 2022 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar International Equity Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or certain taxes. The comparison is shown for illustration purposes only.
Morningstar International Equity Fund
This chart does not imply future performance.

1The Morningstar Global Markets ex U.S. Index (net) captures the performance of the stocks located in the developed and emerging countries across the world, excluding the United States. Stocks in the index are weighted by their float capital, which removes corporate cross-ownership, government holdings and other locked-in shares. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident individuals who do not benefit from double taxation treaties. Investors should note that such indices do not reflect the deduction of fees, expenses or other taxes.
2Represents performance from May 1, 2021 to April 30, 2022.
3Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2022

Fund Information (unaudited)
Morningstar Global Income Fund
General Information
Net Asset Value Per Share	$9.82
Total Net Assets (millions)	$247
Net Expense Ratio(a)	0.75%
Gross Expense Ratio(a)	0.76%
Portfolio Turnover Rate	138%
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(b)

Equity Portfolio (46.1%)
Number of Common Stocks	134

Five Largest Sectors (%)(b)(c)
Financial	10.8
Consumer, Noncyclical	10.1
Energy	5.9
Communications	4.6
Basic Materials	4.3

Ten Largest Equities (%)(b)(c)(d)
Raytheon Technologies Corp.	1.9
Novartis A.G. ADR	1.8
Petroleo Brasileiro S.A.	1.8
PowerGrid Infrastructure Investment Trust	1.8
Zurich Insurance Group A.G.	1.7
Softbank Corp.	1.7
OPAP S.A.	1.6
Merck & Co., Inc.	1.5
Vale S.A.	1.5
Rio Tinto Ltd.	1.5
Fixed Income Portfolio (38.8%)
Number of Issuers	300

Sector Diversification (%)(b)(e)
Government	7.1
Consumer, Cyclical	6.0
Consumer, Noncyclical	5.0
Energy	4.3
Financial	3.6
Mortgage Securities	2.6
Asset Backed Securities	2.5
Communications	2.3
Industrial	2.1
Technology	1.9
Basic Materials	1.2
Utilities	0.2

Five Largest Issuers (%)(b)(d)(e)
U.S. Treasury	4.8
Government of Indonesia	0.9
BX Trust	0.5
Ford Motor Credit Co. LLC	0.4
First Quantum Minerals Ltd.	0.4

Morningstar Funds Trust    April 30, 2022

Fund Information (unaudited) (continued)
Morningstar Global Income Fund
Credit Quality (%)(b)(e)(f)
U.S. Treasury	4.8
U.S. Agency	0.3
AAA	1.5
AA	0.4
A	0.4
BBB	4.4
BB	10.2
B	11.4
CCC	2.7
Not Rated	2.7

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.
(a) Expense ratios are as of the most recent Prospectus dated August 31, 2021, as amended and restated May 2, 2022. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.89% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 0.89%. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.75% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2022, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
(b) Percentages shown are based on Net Assets.
(c) Excludes Master Limited Partnerships, Investment Companies and Other.
(d) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.
(e) Excludes Common Stocks, Master Limited Partnerships, Investment Companies and Other.
(f) Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S& P Global’s nomenclature, range from A1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited)
Morningstar Global Income Fund
Investment Objective
Morningstar Global Income Fund seeks current income and long-term capital appreciation.
Investment Strategies
In seeking current income and long-term capital appreciation, the Fund has significant flexibility and invests across asset classes and geographies, according to the adviser’s assessment of their valuations, fundamental characteristics, and income levels. The Fund invests in investment companies such as open, closed-end or ETFs which could represent a significant percentage of the Fund’s assets. The Fund generally expects to invest at least 20% (or, if market conditions are unfavorable, at least 10%) of its assets in securities of issuers domiciled outside of the United States and may invest up to 100% of its assets in such securities.
The Fund invests in income-generating equity securities, which may include common stocks, preferred stocks, real estate investment trusts (REITs), and master limited partnerships (MLPs). The fund may invest in companies of any size from any country, including emerging markets.
The Fund also invests in fixed-income securities of varying maturity, duration, and quality. These may include U.S. and non-U.S. corporate debt securities, U.S. and non-U.S. government debt securities, emerging market debt securities, mortgage-backed and asset-backed securities, convertible securities and floating-rate notes. The Fund may invest without limit in fixed-income securities that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.
The Fund may also invest in derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). Each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.
Investment Commentary
The Morningstar Global Income Fund declined 6.00% for the fiscal year ending April 30, 2022, outperforming the Fund’s blended benchmark (75% Morningstar Global Markets NR Index, 25% Bloomberg Multiverse Total Return Index), which returned -7.74% for the same period.
Global equity markets continued to rally in 2021 before the strong pullbacks in 2022. Value stocks, which this Fund has the most exposure to, got off to a big lead early in 2021 as cyclical sectors rebounded. However, growth stocks made a comeback when rates stopped rising and pulled slightly ahead of value by the end of 2021. Markets outside of the U.S. continued to lag which was a performance headwind for the Fund given its

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited) (continued)
Morningstar Global Income Fund
overweight in non-U.S. stocks. Weakness in the Euro and the Japanese Yen further hurt returns in U.S. dollar terms. Further, regulatory headwinds within the internet and real estate sectors in China prompted disappointing results for emerging markets during the fiscal year.
As we entered 2022, markets quickly turned sour amid the concerns around rising inflation. Russia’s invasion of Ukraine in February added more uncertainty to the global economy. The Morningstar Global Market index lost 12.9% during the first four months of 2022. Growth sectors saw the biggest decline while value sectors held up significantly better. Energy, the top performing sector in 2021, continued to surge in 2022 and contributed the most to the Fund during the fiscal year. Other dedicated equity exposures in the Fund, including U.K. equity and European Financials, held up well in 2022 and aided performance.
Fixed income markets were more muted in 2021 before experiencing one of the worst starts of the year in the past four decades. The Bloomberg Multiverse index lost 11.2% in 2022 through April largely due to rising rates. The 10-year Treasury yield rose to 2.89% from 1.51% at the start of the year. Credit spreads widened as economic concerns started mounting. Russia's invasion of Ukraine, rising inflation and commodity prices, and monetary policy tightening in developed countries raised concerns over emerging market debt, which suffered one of their most severe selloffs through its history.
As part of the effort to better support the Fund’s mandate, we introduced a new multi-asset credit subadvisor in February 2022 to enhance the income potential of the Fund. The change proved to be a timely and effective move as the new sleeve’s sizable exposure to floating rate securities and active management within credit sectors limited the negative impacts from the market selloff at the end of the reporting period. Moreover, we believe the sleeve is positioned well to take advantage of better income opportunities in global credit markets, including areas that are not easily captured through passive investment options.
Investment Adviser:
Morningstar Investment Management LLC
Investment Subadvisers:
Cullen Capital Management, LLC
Global income that seeks exposure to attractively priced, high-quality, dividend-paying companies in the U.S. and international markets, including emerging markets.
Western Asset Management Company, LLC
The multi-asset income sleeve seeks to generate high income across all global credit markets by leveraging Western Asset's best income ideas.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited) (continued)
Morningstar Global Income Fund
Performance at a glance
Average Total Returns as of 04/30/22	1 year[2]	Since Inception[3]
Morningstar Global Income Fund	-6.00%	5.19%
Morningstar Global Income Blended Index[1]	-7.74%	7.85%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar Global Income Fund shares versus the Morningstar Global Income Blended Index ("the Index") from its inception (November 2, 2018) to April 30, 2022 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Global Income Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or certain taxes. The comparison is shown for illustration purposes only.
Morningstar Global Income Fund
This chart does not imply future performance.

1The Morningstar Global Income Blended Index is composed of 75% Morningstar Global Markets NR Index and 25% Bloomberg Barclays Multiverse Total Return Index. The Morningstar Global Markets NR Index captures the performance of the stocks located in the developed and emerging countries across the world. The Bloomberg Barclays Multiverse Total Return Index provides a broad-based measure of the global fixed-income bond market. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident individuals who do not benefit from double taxation treaties. Investors should note that such indices do not reflect the deduction of fees, expenses or other taxes.
2Represents performance from May 1, 2021 to April 30, 2022.
3Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2022

Fund Information (unaudited)
Morningstar Total Return Bond Fund
General Information
Net Asset Value Per Share	$9.42
Total Net Assets (millions)	$829
Net Expense Ratio(a)	0.55%
Gross Expense Ratio(a)	0.76%
Portfolio Turnover Rate	346%
Number of Issuers	622
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(c)

Portfolio Characteristics
Effective Duration (years)(b)	6.8
Non-USD Exposure(c)(d)(e)	0.3%

Five Largest Issuers (%)(c)(d)(f)
U.S. Treasury	17.9
Federal National Mortgage Association	10.5
Federal Home Loan Mortgage Corporation	5.1
Government National Mortgage Association	4.2
Fannie Mae or Freddie Mac	3.3

Credit Quality (%)(c)(d)(g)
U.S. Treasury	17.9
U.S. Agency	23.7
AAA	5.5
AA	2.3
A	11.9
BBB	16.3
BB	1.5
B	0.5
CCC	0.2
Not Rated	1.2
Sector Diversification (%)(c)(d)
Mortgage Securities	28.0
Government	20.4
Financial	9.4
Energy	4.3
Asset Backed Securities	4.0
Communications	3.6
Consumer, Noncyclical	3.4
Technology	2.0
Industrial	1.9
Utilities	1.4
Consumer, Cyclical	1.3
Basic Materials	1.3

Region Diversification (%)(c)(d)
United States	70.7
Latin America	4.9
Europe (excluding United Kingdom)	1.9
Pacific (excluding Japan)	1.4
United Kingdom	0.6
Middle East	0.6
Canada	0.4
Japan	0.3
Africa	0.2

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.
(a) Expense ratios are as of the most recent Prospectus dated August 31, 2021, as amended and restated May 2, 2022. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.53% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 0.53%, including as a result of AFFE borne by the Fund. Notwithstanding

Morningstar Funds Trust    April 30, 2022

Fund Information (unaudited) (continued)
Morningstar Total Return Bond Fund
the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.54% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2022, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
(b) Effective duration is a measure of a Fund's interest-rate sensitivity—the longer a Fund's duration, the more sensitive the Fund is to shifts in interest rates. Duration is determined by a formula that includes coupon rates and bond maturities. Small coupons tend to increase duration, while shorter maturities and higher coupons shorten duration.
(c) Percentages shown are based on Net Assets.
(d) Excludes Investment Companies and Other.
(e) Non-USD currency exposure for the Fund reflects the value of the portfolio’s non-U.S. dollar denominated investments, as well as the impact of currency derivatives.
(f) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.
(g) Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S& P Global’s nomenclature, range from A‐1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited)
Morningstar Total Return Bond Fund
Investment Objective
Morningstar Total Return Bond Fund seeks to maximize total return while also generating income and preserving capital.
Investment Strategies
In seeking to maximize total return while also generating income and preserving capital, the Fund will normally invest at least 80% of its assets in debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality. To meet its objective, the Fund may invest in investment companies such as mutual funds and ETFs, which could represent a significant percentage of assets.
The Fund invests primarily in investment-grade fixed-income securities. These may include U.S. and non-U.S. investment-grade corporate debt securities, U.S. government debt securities, including Treasury Inflation Protected Bond Securities and zero-coupon securities, non-U.S. government debt securities, emerging-market debt securities, and mortgage-backed and asset-backed securities. The Fund may also invest up to 20% of its assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.
In addition, the Fund may invest up to 15% of its assets in collateralized debt obligations (CDOs), of which 10% (as a percentage of the Fund’s assets) may be in collateralized loan obligations (CLOs). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.
The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund may also invest in securities acquired in a private placement, such as Rule 144A securities, as well as derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. The Fund may also enter into reverse repurchase agreements and dollar rolls. The Fund may also invest in short-term, high-quality fixed-income securities, cash or cash equivalents, including money market funds.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). Each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.
Investment Commentary
The Morningstar Total Return Bond Fund declined 9.97% for the fiscal year ending April 30, 2022, underperforming the Fund’s benchmark, Bloomberg U.S. Aggregate Bond Index, which returned -8.51% for the same period.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited) (continued)
Morningstar Total Return Bond Fund
On an absolute basis, rising Treasury yields proved to be a headwind, especially during the first three months of 2022. Rising and already elevated inflation led to a swift pivot from the Federal Reserve as they looked to reduce accommodative policy and begin interest rate increases. This reversal in policy, coinciding with the highest level of inflation last seen during the 1980s, led to a sharp increase in Treasury yields. This abrupt increase in Treasury yields alongside the prospects of tighter monetary policy fed into other areas of the fixed income market, such as corporate debt, emerging markets, and securitized products. Nearly every asset class within fixed income failed to post a positive return during the period.
A contributor to the Fund’s performance versus its benchmark was an overweight to high-yield corporate bonds. Unlike investment-grade corporates, the lower duration of the asset class benefitted performance during the period of sharply rising yields. An out-of-benchmark allocation to U.S. TIPS also boosted relative performance as inflation expectations rose sharply on the back of high and rising inflationary pressures within the global economy. An overweight to duration during the period offset those gains as U.S. Treasuries declined following a sharp rise in interest rates. In lieu of U.S. Treasuries, the Fund has long held an overweight to agency mortgage-backed securities, which underperformed relative to the Fund’s benchmark.
During the period, the Fund primarily used U.S. Treasury futures and options, Eurodollar futures, and interest rate swaps to manage its duration and yield curve exposure. These derivatives did not have a significant impact on performance but helped the portfolio managers more efficiently implement their views and manage risk in the portfolio. The Fund also used credit default swaps on investment grade credit indices (IG CDX) as an efficient, low-cost way of adjusting exposures to this sector.
Investment Adviser:
Morningstar Investment Management LLC
Investment Subadvisers:
BlackRock Financial Management, Inc.
Core-plus total return objective; aims to primarily invest in investment-grade, domestic fixed-income securities with opportunistic, out-of-benchmark allocations and derivatives.
Western Asset Management Company, LLC
Provides core-bond exposure seeking exposure to investment-grade, domestic fixed-income securities.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited) (continued)
Morningstar Total Return Bond Fund
Performance at a glance
Average Total Returns as of 04/30/22	1 year[2]	Since Inception[3]
Morningstar Total Return Bond Fund	-9.97%	2.02%
Bloomberg U.S. Aggregate Bond Index[1]	-8.51%	1.95%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar Total Return Bond Fund shares versus the Bloomberg U.S. Aggregate Bond Index ("the Index") from its inception (November 2, 2018) to April 30, 2022 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Total Return Bond Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or taxes. The comparison is shown for illustration purposes only.
Morningstar Total Return Bond Fund
This chart does not imply future performance.

1The Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, U.S.-dollar-denominated, fixed-rate, taxable bond market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
2Represents performance from May 1, 2021 to April 30, 2022.
3Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2022

Fund Information (unaudited)
Morningstar Municipal Bond Fund
General Information
Net Asset Value Per Share	$9.94
Total Net Assets (millions)	$382
Net Expense Ratio(a)	0.59%
Gross Expense Ratio(a)	0.67%
Portfolio Turnover Rate	41%
Number of Issuers	756
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(c)

Portfolio Characteristics
Effective Duration (years)(b)	4.2

Five Largest Issuers (%)(c)(d)(e)
Illinois State	1.2
Maryland State Health & Higher Educational Facilities Authority Revenue	1.1
Virginia State Small Business Financing Authority Revenue	1.0
New Jersey State Economic Development Authority Revenue	0.9
Michigan State Finance Authority Revenue	0.9

Credit Quality (%)(c)(d)(f)
AAA	4.9
AA	28.7
A	30.3
BBB	14.0
BB	2.2
B	0.2
CCC	0.3
A1 (Short Term)	0.5
Not Rated	5.1
Sector Diversification (%)(c)(d)
General	14.8
Medical	13.1
Transportation	9.7
General Obligation	8.6
Airport	7.2
Higher Education	5.9
Education	4.7
Development	4.4
Water	3.2
School District	2.8
Nursing Home	2.5
Power	2.4
Multifamily Housing	2.4
Housing	1.2
Utilities	1.1
Facilities	0.7
Bond Banks	0.4
Tobacco Settlement	0.3
Student Loan	0.3
Pollution	0.3
Single Family Housing	0.2

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.
(a) Expense ratios are as of the most recent Prospectus dated August 31, 2021, as amended and restated May 2, 2022. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.59% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 0.59%. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.59% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2022, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.

Morningstar Funds Trust    April 30, 2022

Fund Information (unaudited) (continued)
Morningstar Municipal Bond Fund
(b) Effective duration is a measure of a Fund's interest-rate sensitivity—the longer a Fund's duration, the more sensitive the Fund is to shifts in interest rates. Duration is determined by a formula that includes coupon rates and bond maturities. Small coupons tend to increase duration, while shorter maturities and higher coupons shorten duration.
(c) Percentages shown are based on Net Assets.
(d) Excludes Investment Companies and Other.
(e) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.
(f) Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S& P Global’s nomenclature, range from A‐1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited)
Morningstar Municipal Bond Fund
Investment Objective
Morningstar Municipal Bond Fund seeks income exempt from federal income taxes as well as capital preservation.
Investment Strategies
In seeking income exempt from federal income taxes consistent with the preservation of capital, the Fund will invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in securities of municipal issuers within the United States and its territories, the income of which is exempt from U.S. taxation. To meet its objective, the Fund may invest in investment companies such as mutual funds and ETFs, which could represent a significant percentage of assets.
The Fund intends to invest primarily in investment-grade municipal securities, but may invest up to 35% of assets in high-yield fixed-income securities that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality. The Fund may also invest in derivatives, including options, futures, swaps, and inverse floating-rate debt instruments (inverse floaters), for risk management purposes or as part of its investment strategies.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). Each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.
Investment Commentary
The Morningstar Municipal Bond Fund declined 5.93% for the fiscal year ending April 30, 2022, matching the Fund’s blended benchmark, (60% Bloomberg Municipal Bond Index, 40% Bloomberg Municipal 1-3 Year Bond Index), which lost 5.91% for the same period.
The fiscal year ending April 30, 2022, was characterized by a slew of macro-related uncertainty centered around high inflation, war in Ukraine, and reversing accommodative monetary policy. As a result, fixed income broadly performed poorly, and municipal bonds were not immune. Following the drawdown in March 2020 led by COVID-19, municipals were supported by both strong fundamentals and technicals. State and local municipalities were flush with cash given COVID-related fiscal stimulus and yield-starved investors poured money into the asset class at a record pace. However, worrying inflation and other geopolitical-related uncertainty led to an aversion of risk during the start of 2022. In addition, a precipitous increase in U.S. Treasury yields led a sell-off within bonds as the Federal Reserve took a hawkish stance on fighting decades high inflation. The municipal yield curve responded in tandem as the curve bounced higher from record-low levels leading to negative performance and record-level outflows from the asset class during the first three months of 2022.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited) (continued)
Morningstar Municipal Bond Fund
The Morningstar Municipal Bond Fund performance was mixed in this environment. Out-of-benchmark exposure to below investment-grade municipal bonds outperformed investment grade, and strong security selection by the Fund’s subadvisers benefitted relative performance. The Fund’s sector positioning also boosted performance, led by a preference for revenue bonds within transportation and healthcare. However, the Fund’s duration positioning hurt performance for the year. During the first three months of 2022 interest rates experienced a sharp increase led by a hawkish pivot from the Federal Reserve. Historically, municipals have proved to be less sensitive relative to U.S. Treasuries during interest rate shocks, however, they did not provide much insulation during this sell-off. As a result, the Fund’s overweight to duration detracted from performance on a relative basis for the year.
Investment Adviser:
Morningstar Investment Management LLC
Investment Subadvisers:
T. Rowe Price Associates, Inc.
Core-plus exposure to intermediate and long-term municipal bonds and derivatives, including both investment-grade and below-investment-grade securities.
Allspring Global Investments, LLC (formerly Wells Capital Management, Inc.)
Exposure to intermediate and short-term municipal bonds and derivatives, including investment-grade and below-investment-grade securities.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited) (continued)
Morningstar Municipal Bond Fund
Performance at a glance
Average Total Returns as of 04/30/22	1 year[2]	Since Inception[3]
Morningstar Municipal Bond Fund	-5.93%	1.88%
Morningstar Municipal Bond Blended Index[1]	-5.91%	1.63%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar Municipal Bond Fund shares versus the Morningstar Municipal Bond Blended Index ("the Index") from its inception (November 2, 2018) to April 30, 2022 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Municipal Bond Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or taxes. The comparison is shown for illustration purposes only.
Morningstar Municipal Bond Fund
This chart does not imply future performance.

1The Morningstar Municipal Bond Blended Index is composed of 60% Bloomberg Municipal Bond Index and 40% Bloomberg Municipal 1-3 Year Bond Index. The Bloomberg Municipal Bond Index is an unmanaged index that is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. Bloomberg Municipal 1-3 Year Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to three years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
2Represents performance from May 1, 2021 to April 30, 2022.
3Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2022

Fund Information (unaudited)
Morningstar Defensive Bond Fund
General Information
Net Asset Value Per Share	$9.69
Total Net Assets (millions)	$144
Net Expense Ratio(a)	0.52%
Gross Expense Ratio(a)	0.68%
Portfolio Turnover Rate	45%
Number of Issuers	111
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(c)

Portfolio Characteristics
Effective Duration (years)(b)	2.1
Non-USD Exposure(c)(d)(e)	0.0%

Five Largest Issuers (%)(c)(d)(f)
Cerberus	2.9
Golub Capital Partners Funding	2.3
PFS Financing Corp.	2.2
Pretium Mortgage Credit Partne	1.6
Westlake Automobile Receivable	1.6

Credit Quality (%)(c)(d)(g)
U.S. Agency	0.7
AAA	15.3
AA	2.5
A	5.0
BBB	1.3
BB	2.0
B	5.0
CCC	0.1
Not Rated	15.0
Sector Diversification (%)(c)(d)
Asset Backed Securities	35.9
Mortgage Securities	3.9
Financial	1.7
Consumer, Noncyclical	1.7
Communications	1.5
Consumer, Cyclical	0.8
Technology	0.7
Industrial	0.5
Energy	0.2

Region Diversification (%)(c)(d)
United States	37.1
Latin America	9.0
Canada	0.5
Europe (excluding United Kingdom)	0.3

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.
(a) Expense ratios are as of the most recent Prospectus dated August 31, 2021, as amended and restated May 2, 2022. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.48% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 0.48%, including as a result of AFFE borne by the Fund. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.55% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2022, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may

Morningstar Funds Trust    April 30, 2022

Fund Information (unaudited) (continued)
Morningstar Defensive Bond Fund
be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
(b) Effective duration is a measure of a Fund's interest-rate sensitivity—the longer a Fund's duration, the more sensitive the Fund is to shifts in interest rates. Duration is determined by a formula that includes coupon rates and bond maturities. Small coupons tend to increase duration, while shorter maturities and higher coupons shorten duration.
(c) Percentages shown are based on Net Assets.
(d) Excludes Investment Companies, Common Stocks and Other.
(e) Non-USD currency exposure for the Fund reflects the value of the portfolio’s non-U.S. dollar denominated investments, as well as the impact of currency derivatives.
(f) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.
(g) Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S& P Global’s nomenclature, range from A‐1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited)
Morningstar Defensive Bond Fund
Investment Objective
Morningstar Defensive Bond Fund seeks capital preservation.
Investment Strategies
In seeking capital preservation, the Fund will normally invest at least 80% of its assets in a diversified portfolio of debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality. Under normal conditions, the Fund intends to pursue a defensive strategy of limiting its interest-rate sensitivity by maintaining a portfolio duration of three years or less. The Fund may also invest in investment companies such as mutual funds and ETFs, which could represent a significant percentage of assets.
The Fund invests primarily in short- and intermediate-term investment-grade fixed-income securities. These may include U.S. and non-U.S. investment-grade corporate debt securities, U.S. and non-U.S. government debt securities, and mortgage-backed and asset-backed securities. In most market environments, the Fund will not invest more than 20% of assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.
In addition, the Fund may invest a significant portion of its assets in collateralized debt obligations (CDOs), including collateralized loan obligations (CLOs). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). Each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.
Investment Commentary
The Morningstar Defensive Bond Fund returned -2.61% for the fiscal year ending April 30, 2022, outperforming the Fund’s benchmark (Bloomberg U.S. Aggregate 1-3 Year Index), which returned -3.53% for the same period.
The fixed income market was quiet in the first few months of the fiscal year through the end of September 2021, when the market started to see more persistent inflationary pressures and less dovish central banks. This led to rising yields, with the biggest increases observed on the short-end and in the belly of the Treasury curve. The 2-Year U.S. Treasury yield rose to 2.70% as of the end of April 2022 from 0.28% at the end of September 2021. Credit spreads for investment grade corporate bonds remained tight until the start of 2022 and widened sharply through mid-March amid geopolitical conflicts between Russia and Ukraine. With geopolitical worries adding to concern about already elevated price pressure, five-year inflation expectations for U.S. Treasury Inflation-Protected securities climbed to 3.59% in late March, the highest level on record.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited) (continued)
Morningstar Defensive Bond Fund
Under this backdrop, the Fund’s allocation to longer duration instruments, including both corporate and Treasury bonds, detracted the most from performance relative to its benchmark, followed by short-term Treasury and corporate bonds. Mortgage-backed securities weighed on performance due to their extended duration amid rising rates. Fortunately, gains from other holdings in the Fund added enough value to push the relative performance back to positive territory for the past fiscal year. Fund subadviser First Pacific Advisors was able to deliver a positive return during this period given their shorter duration profile, allocations to high quality asset back securities, and limited exposure to corporate credit. Our allocation to short-term TIPS was another bright spot and added positively to both absolute and relative performance. Our cash allocation helped relative performance as well.
Investment Adviser:
Morningstar Investment Management LLC
Investment Subadviser:
First Pacific Advisors, LP
Diversified portfolio of short-duration, fixed-income securities designed to anchor a portfolio of defensive assets.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited) (continued)
Morningstar Defensive Bond Fund
Performance at a glance
Average Total Returns as of 04/30/22	1 year[3]	Since Inception[4]
Morningstar Defensive Bond Fund	-2.61%	1.74%
Bloomberg U.S. Aggregate Bond Index[1]	-8.51%	1.95%
Bloomberg U.S. Aggregate 1-3 Year Index[2]	-3.53%	1.30%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar Defensive Bond Fund shares versus the Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Aggregate 1-3 Year Index ("the Indicies") from its inception (November 2, 2018) to April 30, 2022 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Defensive Bond Fund is a professionally managed portfolio while the Indices are not available for direct investment, are unmanaged and do not include fees, expenses or taxes. The comparison is shown for illustration purposes only.
Morningstar Defensive Bond Fund
This chart does not imply future performance.

1The Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, U.S.-dollar-denominated, fixed-rate, taxable bond market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes. The Bloomberg U.S. Aggregate Bond Index has been added in order to provide shareholders with a broader market comparison.
2The Bloomberg U.S. Aggregate 1-3 Year Index consists of publicly issued, investment-grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years, and is the index against which the Fund is primarily managed. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
3Represents performance from May 1, 2021 to April 30, 2022.
4Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2022

Fund Information (unaudited)
Morningstar Multisector Bond Fund
General Information
Net Asset Value Per Share	$9.00
Total Net Assets (millions)	$172
Net Expense Ratio(a)	0.80%
Gross Expense Ratio(a)	0.92%
Portfolio Turnover Rate	97%
Number of Issuers	381
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(c)

Portfolio Characteristics
Effective Duration (years)(b)	5.2
Non-USD Exposure(c)(d)(e)	20.5%

Five Largest Issuers (%)(c)(d)(f)
Republic of South Africa	2.7
Government of Indonesia	2.2
Mexican Bonos Desarollo	2.1
Thailand Government Bond	1.8
Nota Do Tesouro Nacional	1.6

Credit Quality (%)(c)(d)(g)
AA	2.8
A	5.0
BBB	11.0
BB	24.6
B	15.5
CCC	4.0
C	0.2
Not Rated	6.6
Sector Diversification (%)(c)(d)
Government	30.6
Energy	9.1
Communications	6.7
Consumer, Cyclical	6.2
Consumer, Noncyclical	4.4
Financial	4.3
Basic Materials	2.9
Industrial	2.0
Utilities	1.7
Mortgage Securities	0.8
Asset Backed Securities	0.5
Technology	0.5

Region Diversification (%)(c)(d)
United States	24.1
Latin America	13.9
Pacific (excluding Japan)	11.1
Middle East	7.0
Africa	6.1
Europe (excluding United Kingdom)	5.6
Canada	1.1
United Kingdom	0.5
Japan	0.3

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.
(a) Expense ratios are as of the most recent Prospectus dated August 31, 2021, as amended and restated May 2, 2022. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired

Morningstar Funds Trust    April 30, 2022

Fund Information (unaudited) (continued)
Morningstar Multisector Bond Fund
fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.80% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 0.80%. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.80% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2022, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
(b) Effective duration is a measure of a Fund's interest-rate sensitivity—the longer a Fund's duration, the more sensitive the Fund is to shifts in interest rates. Duration is determined by a formula that includes coupon rates and bond maturities. Small coupons tend to increase duration, while shorter maturities and higher coupons shorten duration.
(c) Percentages shown are based on Net Assets.
(d) Excludes Common Stocks, Convertible Preferred Stocks and Other.
(e) Non-USD currency exposure for the Fund reflects the value of the portfolio’s non-U.S. dollar denominated investments, as well as the impact of currency derivatives.
(f) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.
(g) Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S& P Global’s nomenclature, range from A‐1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited)
Morningstar Multisector Bond Fund
Investment Objective
Morningstar Multisector Bond Fund seeks total return through a combination of current income and capital appreciation.
Investment Strategies
In seeking total return through a combination of current income and capital appreciation, the Fund will normally invest at least 80% of its assets in debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality across various sectors of the fixed-income market. These may include U.S. and non- U.S. corporate debt securities, U.S. and non-U.S. government debt securities, emerging-market debt securities, mortgage-backed and asset-backed securities, municipal securities, and floating-rate notes.
The Fund may invest without limit in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality. The Fund may invest without limit in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.
The Fund may invest in securities acquired in a private placement, such as Rule 144A securities, as well as derivatives, including options, futures, swaps, forward foreign currency contracts and currency options, for risk management purposes or as part of its investment strategies. Due to the opportunistic nature of its strategy, the Fund may also invest up to 20% of its assets in equity securities, including common stocks and convertible securities.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). Each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.
Investment Commentary
The Morningstar Multisector Bond Fund returned -10.95% for the fiscal year ending April 30, 2022, underperforming the Fund’s blended benchmark (50% Bloomberg U.S. Corporate High Yield Index, 25% J.P. Morgan EMBI Global TR Index, 25% JPM GBI-EM Global Diversified TR index), which returned -9.91% for the same period.
The fiscal year was a period of weak performance for the areas of the fixed-income market that this Fund invests, including U.S. high yield bonds and emerging-market debt. After a period of very strong returns as global markets recovered from the COVID-19 related sell-off in early 2020, the asset classes that this Fund invests in entered the fiscal year unattractively priced and were negatively impacted by both the pivot by the Federal Reserve to a more hawkish policy stance as well as the risk-off market environment that characterized markets towards the end of the fiscal year. Emerging-market debt was particularly impacted by the Russian invasion of Ukraine.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited) (continued)
Morningstar Multisector Bond Fund
While the Fund was positioned cautiously relative to both interest rate sensitivity and exposure to U.S corporate high yield bonds, the meaningful exposure to emerging markets harmed performance in both relative and absolute terms. Subadviser Franklin Advisers was a relative tailwind as the global bond strategy outpaced the Fund’s benchmark given its cautious duration positioning. However, the performance of Loomis Sayles was a drag on returns as they trailed their corporate high yield benchmark. While the Fund’s use of derivatives during the fiscal year ending April 30, 2022, was not insignificant, derivatives did not materially impact the Fund’s overall performance for the period.
Investment Adviser:
Morningstar Investment Management LLC
Investment Subadvisers:
Franklin Advisers, Inc. (terminated as subadviser effective May 1, 2022)
Benchmark-agnostic investment strategy with opportunistic exposure to interest rates, credit and currencies across both developed and emerging bond markets.
Loomis, Sayles & Company, L.P.
High-yield bond exposure with opportunistic bond allocations to bank loans, convertible bonds, investment-grade credit, agency and non-agency mortgage-backed securities.
TCW Investment Management Company LLC
Diversified, emerging-markets bond exposure across hard-currency, local-currency, and corporate emerging-markets debt.
Voya Investment Management Company, LLC (became a subadviser effective May 2, 2022)
U.S. Investment grade corporate bond strategy with opportunistic exposure to high-yield credits.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited) (continued)
Morningstar Multisector Bond Fund
Performance at a glance
Average Total Returns as of 04/30/22	1 year[2]	Since Inception[3]
Morningstar Multisector Bond Fund	-10.95%	0.83%
Morningstar Multisector Bond Blended Index[1]	-9.91%	1.94%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar Multisector Bond Fund shares versus the Morningstar Multisector Bond Blended Index ("the Index") from its inception (November 2, 2018) to April 30, 2022 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Multisector Bond Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or taxes. The comparison is shown for illustration purposes only.
Morningstar Multisector Bond Fund
This chart does not imply future performance.

1The Morningstar Multisector Bond Blended Index is composed of 50% Bloomberg U.S. Corporate High Yield Index, 25% J.P. Morgan EMBI Global TR Index, and 25% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified. The Bloomberg U.S. Corporate High Yield Index represents the universe of fixed rate, non-investment grade securities in which the Fund invests. JPMorgan Emerging Markets Bond Index Global: The EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. JPMorgan Government Bond Index-Emerging Markets Global Diversified Index: The GBI-EM Global Diversified is a global local Emerging Markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
2Represents performance from May 1, 2021 to April 30, 2022.
3Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2022

Fund Information (unaudited)
Morningstar Global Opportunistic Equity Fund
General Information
Net Asset Value Per Share	$9.57
Total Net Assets (millions)	$200
Net Expense Ratio(a)	0.85%
Gross Expense Ratio(a)	0.85%
Portfolio Turnover Rate	96%
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(b)

Equity Portfolio (50.4%)
Number of Common Stocks	246

Five Largest Sectors (%)(b)(c)
Consumer, Noncyclical	12.4
Communications	9.7
Financial	7.6
Consumer, Cyclical	7.3
Energy	5.0

Ten Largest Equities (%)(b)(c)(d)
Shell PLC	1.4
Alibaba Group Holding Ltd.	1.3
H&R Block, Inc.	1.3
Tencent Holdings Ltd.	1.3
Tapestry, Inc.	1.2
International Game Technology PLC	1.2
Omnicom Group, Inc.	1.2
CVS Health Corp.	1.2
Fresenius Medical Care A.G. & Co. KGaA	1.0
Nielsen Holdings PLC	1.0
Sector Diversification (%)(b)(c)
Consumer, Noncyclical	12.4
Communications	9.7
Financial	7.6
Consumer, Cyclical	7.3
Energy	5.0
Industrial	3.7
Technology	2.5
Basic Materials	1.1
Utilities	1.1

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.
(a) Expense ratios are as of the most recent Prospectus dated April 29, 2022, as amended and restated May 2, 2022. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 1.00% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 1.00%. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.93% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2022, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
(b) Percentages shown are based on Net Assets.
(c) Excludes Investment Companies and Other.

Morningstar Funds Trust    April 30, 2022

Fund Information (unaudited) (continued)
Morningstar Global Opportunistic Equity Fund
(d) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited)
Morningstar Global Opportunistic Equity Fund
Investment Objective
Morningstar Global Opportunistic Equity Fund seeks long-term capital appreciation over a full market cycle.
Investment Strategies
In seeking long-term capital appreciation over a full market cycle, the Fund has significant flexibility and invests predominantly in equities across asset classes and geographies according to the portfolio management team’s assessment of their valuations and fundamental characteristics. The Fund will normally invest at least 80% of its assets in equity securities. The Fund invests in investment companies such as mutual funds and ETFs, which could represent a significant percentage of assets.
The Fund invests in equity securities, which may include common stocks and real estate investment trusts (REITs). The Fund may invest in companies of any size from any country, including emerging markets. Under normal market conditions, the Fund will invest significantly (e.g., at least 40% of its assets, unless market conditions are not deemed favorable, in which case the Fund would invest at least 30% of its assets) in companies organized or located in multiple countries outside the United States or doing a substantial amount of business in multiple countries outside the United States.
To meet its objective, the Fund may also invest up to 20% of its assets in fixed-income securities of varying maturity, duration, and quality. These may include U.S. and non-U.S. corporate debt securities, U.S. government debt securities, including Treasury Inflation Protected Bond Securities and zero-coupon securities, non-U.S. government debt securities, emerging-market debt securities, and mortgage-backed and asset-backed securities. The Fund may invest up to 20% of its assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.
The Fund may also invest in derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open- and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). Each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.
Investment Commentary
The Morningstar Global Opportunistic Equity Fund (formerly Morningstar Unconstrained Allocation Fund) lost 2.77% for the fiscal year ending April 30, 2022, outperforming the Fund’s blended benchmark (50% Bloomberg Multiverse TR Index, 50% Morningstar Global Markets NR Index), which returned -9.28% for the same period.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited) (continued)
Morningstar Global Opportunistic Equity Fund
With historically low levels of interest rates and credit spreads across the global fixed income markets for much of the period, the Fund maintained a preference for pockets of the global equity market, though it began to favor more defensive sectors compared to the positioning during the market recovery coming out of the COVID-19 driven sell-off when the Fund was more heavily weighted towards economically sensitive sectors. This positioning, combined with an underweight positioning to U.S. tech companies, were a boost to relative returns. Strong performance by global equity subadviser Lazard Asset Management on both absolute and benchmark relative terms was a further tailwind.
Mitigating some of the gains in the Fund were positions in long-term Treasuries which were held to act as a hedge to some of the portfolio’s more cyclical exposures but lost value as the Federal Reserve pivoted towards a more hawkish policy stance.  Equity positions in China, Japan, and Germany were also drags on relative and absolute returns.
Investment Adviser:
Morningstar Investment Management LLC
Investment Subadvisers:
Brandywine Global Investment Management, LLC (terminated as subadviser effective May 1, 2022)
Global fixed income strategy designed to serve as an anchor position.
Lazard Asset Management LLC
Anchor global equity exposure focused on quality, attractively valued stocks, which have appeal throughout a market cycle.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited) (continued)
Morningstar Global Opportunistic Equity Fund
Performance at a glance
Average Total Returns as of 04/30/22	1 year[3]	Since Inception[4]
Morningstar Global Opportunistic Equity Fund	-2.77%	7.11%
Morningstar Unconstrained Allocation Blended Index[1]	-9.28%	5.45%
Morningstar Global Markets NR2	-6.22%	10.12%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar Global Opportunistic Equity Fund shares versus the Morningstar Unconstrained Allocation Blended Index ("the Index") from its inception (November 2, 2018) to April 30, 2022 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Global Opportunistic Equity Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or certain taxes. The comparison is shown for illustration purposes only.
Morningstar Global Opportunistic Equity Fund
This chart does not imply future performance.

1The Morningstar Unconstrained Allocation Blended Index is composed of 50% Morningstar Global Markets NR Index and 50% Bloomberg Multiverse Total Return Index. The Morningstar Global Markets NR Index captures the performance of the stocks located in the developed and emerging countries across the world. The Bloomberg Multiverse Total Return Index provides a broad-based measure of the global fixed-income bond market. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to those who do not benefit from double taxation treaties. Investors should note that such indicies do not reflect the deduction of fees, expenses or other taxes.
2Effective May 2, 2022, the Fund elected to change its benchmark index from the Morningstar Unconstrained Allocation Blended Index to the Morningstar Global Markets NR Index. The Fund believes the composition of the Morningstar Global Markets NR Index more accurately reflects the Fund’s current investment strategy and portfolio characteristics.
3Represents performance from May 1, 2021 to April 30, 2022.
4Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2022

Fund Information (unaudited)
Morningstar Alternatives Fund
General Information
Net Asset Value Per Share	$10.12
Total Net Assets (millions)	$368
Net Expense Ratio(a)	1.34%
Gross Expense Ratio(a)	1.76%
Portfolio Turnover Rate	433%
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(c)

Allocation Strategy Type (%)(b)
Convertible Arbitrage	20.3
Merger Arbitrage	26.1
Multi-Strategy	47.4
Short-term investments and ETFs	6.2
Region Diversification (%)(c)(d)
United States	77.2
Europe (excluding United Kingdom)	2.0
Canada	1.6
United Kingdom	0.9
Japan	0.5
Pacific (excluding Japan)	0.3
Africa	0.3
Latin America	0.2

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.
(a) Expense ratios are as of the most recent Prospectus dated August 31, 2021, as amended and restated May 2, 2022. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 1.29% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 1.29%. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 1.20% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2022, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
(b) Percentages shown are based on Total Investments excluding derivatives.
(c) Percentages shown are based on Net Assets.
(d) Excludes Investment Companies and Other.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited)
Morningstar Alternatives Fund
Investment Objective
Morningstar Alternatives Fund seeks long-term capital appreciation and low sensitivity to traditional U.S. asset classes.
Investment Strategies
In seeking long-term capital appreciation and low sensitivity to traditional U.S. asset classes, the Fund allocates assets to strategies that provide alternative sources of return including (i) long/short macro strategies; (ii) long/short alpha strategies; (iii) merger arbitrage strategy; and (iv) convertible arbitrage strategy. The Fund will normally invest in both U.S. and non-U.S. securities, including securities of companies located in emerging markets. The Fund may invest in non-U.S. dollar denominated investments, including investments denominated in European and Asian currencies and in other non-U.S. and emerging market currencies. The Fund may also seek returns through core allocation across fixed income and equity markets.
In particular, the Fund has the latitude to invest in the following alternative strategies:
Long-Short Equity—Combines long equity positions with short equity positions (selling borrowed securities). Since the strategy is both long and short, total net exposure is typically less than 100%.
Convertible Arbitrage—Includes the purchase of convertible securities and the sale of the underlying common stock. These securities tend to be convertible bonds or convertible preferred stocks that may be converted into the stock of the same company.
Merger Arbitrage—Seeks to profit from the successful completion of corporate re-organizations. The process typically involves purchasing shares of an announced acquisition target company at a discount to its expected value upon completion of the acquisition. Hedging strategies may be used to reduce market exposure and volatility.
Credit Arbitrage—Seeks to exploit the mispricing of different classes of securities that are usually of the same company, and may include investments in investment-grade and/or non-investment-grade corporate debt (otherwise known as junk bonds), credit derivatives, loans, equities, credit index securities, and private debt.
Global Macro—Establishes long (number of contracts bought exceeds number sold) with a short (number of contracts sold exceeds number bought) exposures around the globe to take advantage of what the subadvisers believe to be attractive opportunities. This strategy may include investments in fixed-income and equity securities and a wide variety of derivative instruments. Such investments will likely have significant exposure to foreign investments and may be concentrated in a geographic region or country.
Geographic Concentration Risk—To the extent that the Fund invests a significant portion of its assets in a particular country, region or continent, economic, political, social and environmental conditions in such country, region or continent will have a greater effect on the Fund’s performance than they would in a more geographically diversified fund.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited) (continued)
Morningstar Alternatives Fund
Hedged Equity—Seeks to limit investment loss by creating a transaction that offsets an existing position in a contract that provides the right to buy or sell shares of a security at a specific price for a certain time. Specifically, this strategy attempts to reduce the systematic risk created by factors such as exposures to sectors, market-cap ranges, investment styles, currencies, and/or countries; the strategy strives to achieve this by matching short positions within each area against long positions. This strategy may be managed as beta-neutral, dollar-neutral, or sector-neutral in order to achieve low beta exposures to certain market indexes.
Market Neutral—Attempts to significantly reduce the systematic risk created by factors such as exposures to sectors, market-cap ranges, investment styles, currencies, and/or countries. This strategy seeks to achieve this by matching short positions within each area against long positions, and the strategy may be managed as beta-neutral, dollar-neutral, or sector-neutral. In attempting to significantly reduce systematic risk, issue selection may be emphasized, with profits dependent on the ability to sell short and buy long the chosen securities.
Nontraditional Bond—Pursues strategies that diverge in one or more ways from conventional practice in the broader bond-fund universe. In pursuing this strategy, the Fund may seek to avoid losses and produce returns uncorrelated with the overall bond market and may employ a variety of methods to achieve those aims, including investing tactically across a wide swath of individual sectors, including high-yield and foreign debt.
Debt Securities—Investment in debt securities may include U.S. Government and agency securities, foreign government and supranational debt securities, corporate bonds, mortgage-related securities and asset-backed securities, mortgage to-be-announced (“TBA”) securities, emerging market debt securities, preferred securities, structured products, credit-linked notes, mezzanine securities, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, convertible debt securities, and derivatives with similar economic characteristics. These debt securities may be of any credit quality, which may include investment grade securities and high yield securities, including unrated securities (commonly called “junk bonds”). The Fund may invest in fixed, variable and floating rate instruments, including participations and assignments, of any duration or maturity.
Equity Securities—Investment in equity securities may include common stock, preferred stock, securities convertible into common stock, including contingent convertible bonds which are securities convertible into equity if a pre-specified trigger event occurs, and non-convertible preferred stock.
Derivatives—Exposure to equity securities may be done through derivatives which at times may be significant. Types of derivatives include, but are not limited to, swaps, (including total return some of which may be referred to as contracts for difference), credit default, index and interest rate swaps; options; forward contracts; futures; options on futures and swaps; and foreign exchange transactions, for hedging purposes, as well as to enhance returns. Use of derivatives may be to maintain a portion of its portfolio long and short positions. Investments in indexed and inverse securities may also be made to provide a potential return based on a particular index of value or interest rates. This strategy may also include investments in repurchase agreements, reverse repurchase agreements and dollar rolls.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited) (continued)
Morningstar Alternatives Fund
Short Sales—Short sales may be used for hedging purposes or to enhance total return. Short sales “against the box” may also be used. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.
Currency—The Fund may invest in non-U.S. dollar denominated investments, including investments denominated in European and Asian currencies and in other non-U.S. and emerging market currencies. As a result, the Fund may have significant exposure to foreign currencies and investments in non-U.S. dollar-based assets may be made on a currency hedged or unhedged basis.To meet its objective, the Fund may invest in investment companies such as mutual funds and ETFs, which could represent a significant percentage of assets. The Fund may also invest in derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). Each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.
Investment Commentary
The Morningstar Alternatives Fund returned -0.78% for the fiscal year ending April 30, 2022, underperforming the Fund’s benchmark (the Morningstar U.S. Cash T-Bill TR USD Index), which returned 0.07% for the same period.
This period was characterized by negative returns across the majority of traditional equity and fixed income asset classes as inflation, central bank policy shifts, and geopolitical events brought meaningful volatility. While the Fund was able to outperform broad traditional market indices, it could not avoid the turmoil altogether.
Subadviser performance was muted over the 12 month period ended April 30, 2022. Blackrock Financial management, which manages a systematic multi-strategy sleeve, generated modestly positive returns which was a relative tailwind. However, SSI Investment Management, which manages a convertible arbitrage sleeve, and Water Island Capital, which manages a merger-arbitrage sleeve for the Fund, were flat for the period. Water Island Capital’s performance was impacted by uncertainty around M&A activities, while the SSI Investment Management strategy was hampered by its sensitivity to interest rates and credit spreads.
Derivatives had a modest effect on Fund performance. Within the Fund’s merger-arbitrage sleeve, derivatives used to implement portfolio-level and deal-level hedges contributed slightly to performance. Within the Fund’s convertible-arbitrage sleeve, option premia generated through call writing contributed positively to performance.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited) (continued)
Morningstar Alternatives Fund
Investment Adviser:
Morningstar Investment Management LLC
Investment Subadvisers:
BlackRock Financial Management, Inc.
Seeks to deliver equity upside participation, balanced returns through defensive alpha and diversified fixed income exposure. The systematic, credit-oriented approach can offer downside protection.
SSI Investment Management LLC
Short-term cash exposure that pursues minimal correlation to broad markets and bond-like volatility through an unlevered convertible arbitrage strategy.
Water Island Capital, LLC
Seeks to provide cash-plus returns while remaining broadly uncorrelated to equity markets.

Morningstar Funds Trust    April 30, 2022

Performance Summary (unaudited) (continued)
Morningstar Alternatives Fund
Performance at a glance
Average Total Returns as of 04/30/22	1 year[3]	Since Inception[4]
Morningstar Alternatives Fund	-0.78%	3.18%
Bloomberg U.S. Aggregate Bond Index[1]	-8.51%	1.95%
Morningstar U.S. Cash T-Bill TR USD[2]	0.07%	0.91%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar Alternatives Fund shares versus the Bloomberg U.S. Aggregate Bond Index and the Morningstar U.S. Cash T-Bill TR USD ("the Indicies") from its inception (November 2, 2018) to April 30, 2022 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Alternatives Fund is a professionally managed portfolio while the Indices are not available for direct investment, are unmanaged and do not include fees, expenses or taxes. The comparison is shown for illustration purposes only.
Morningstar Alternatives Fund
This chart does not imply future performance.

1The Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, U.S.-dollar-denominated, fixed-rate, taxable bond market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes. The Bloomberg U.S. Aggregate Bond Index has been added in order to provide shareholders with a broader market comparison.
2The Morningstar U.S. Cash T-Bill TR USD index measures the performance of a 13-week U.S. Treasury Bill, and is the index against which the Fund is primarily managed. Investors should note that indices do not reflect the deduction of fees, expenses or taxes. In 2020, the Fund replaced FTSE, its prior U.S. Treasury bill index provider, with Morningstar in order to reduce licensing fees borne by the Fund.
3Represents performance from May 1, 2021 to April 30, 2022.
4Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2022

Schedule of Investments
Morningstar U.S. Equity Fund
	Number of Shares	Value
Common Stocks – 85.2%
Aerospace/Defense – 2.2%
Boeing (The) Co.*	13,905	$ 2,069,620
General Dynamics Corp	8,137	1,924,644
Lockheed Martin Corp.	18,448	7,971,750
Moog, Inc., Class A	19,370	1,547,082
Northrop Grumman Corp.	16,485	7,243,509
Raytheon Technologies Corp.	121,289	11,511,539
		32,268,144
Agriculture – 0.2%
Archer-Daniels-Midland Co.	37,220	3,333,423
Airlines – 0.3%
Alaska Air Group, Inc.*	44,344	2,411,870
Allegiant Travel Co.*	15,194	2,357,957
		4,769,827
Apparel – 1.0%
Hanesbrands, Inc.	189,276	2,509,800
NIKE, Inc., Class B	58,900	7,344,830
Ralph Lauren Corp.	25,307	2,640,532
VF Corp.	36,380	1,891,760
		14,386,922
Auto Manufacturers – 0.6%
General Motors Co.*	202,069	7,660,436
PACCAR, Inc.	17,711	1,470,898
		9,131,334
Auto Parts & Equipment – 0.7%
Aptiv PLC*	46,071	4,901,954
BorgWarner, Inc.	37,347	1,375,490
Holley, Inc.(a)*	180,522	1,902,702
Methode Electronics, Inc.	19,931	889,122
XPEL, Inc.*	22,122	957,219
		10,026,487
Banks – 6.0%
Bank OZK	141,655	5,442,385
BankUnited, Inc.	59,576	2,236,483
BOK Financial Corp.	21,107	1,750,404
Citigroup, Inc.	67,213	3,240,339
City Holding Co.	6,645	514,190
Columbia Banking System, Inc.	56,908	1,597,977
Eagle Bancorp, Inc.	18,080	910,328
First Republic Bank	24,486	3,653,801
Goldman Sachs Group (The), Inc.	41,520	12,683,945
JPMorgan Chase & Co.	83,945	10,019,675
Morgan Stanley	63,267	5,098,688
	Number of Shares	Value
Banks (Continued)
PNC Financial Services Group (The), Inc.	20,152	$ 3,347,247
Renasant Corp.	51,613	1,537,551
Sandy Spring Bancorp, Inc.	41,166	1,616,589
Seacoast Banking Corp. of Florida	50,727	1,648,627
Simmons First National Corp., Class A	68,274	1,629,700
SVB Financial Group*	9,840	4,798,378
Triumph Bancorp, Inc.*	21,249	1,475,531
Truist Financial Corp.	181,621	8,781,375
Trustmark Corp.	21,725	605,693
U.S. Bancorp	32,686	1,587,232
Veritex Holdings, Inc.	50,697	1,665,396
Webster Financial Corp.	129,960	6,496,700
Wells Fargo & Co.	87,080	3,799,300
Western Alliance Bancorp	51,698	3,934,735
		90,072,269
Beverages – 1.5%
Diageo PLC (United Kingdom)	92,285	4,603,992
Duckhorn Portfolio (The), Inc.*	113,356	2,201,373
Monster Beverage Corp.*	102,592	8,790,082
PepsiCo, Inc.	20,498	3,519,712
Primo Water Corp.(a)	270,287	3,957,002
		23,072,161
Biotechnology – 0.7%
Bio-Rad Laboratories, Inc., Class A*	18,632	9,540,702
Intra-Cellular Therapies, Inc.*	26,269	1,329,474
		10,870,176
Building Materials – 0.9%
Johnson Controls International PLC	61,499	3,681,945
Masco Corp.	38,964	2,053,013
Masonite International Corp.*	20,558	1,593,656
Owens Corning	28,472	2,588,959
Trex Co., Inc.*	34,737	2,021,346
UFP Industries, Inc.	11,317	875,597
		12,814,516
Chemicals – 2.2%
Ashland Global Holdings, Inc.	35,809	3,758,871
Balchem Corp.	16,400	2,020,480
DuPont de Nemours, Inc.	161,382	10,639,915
Ecovyst, Inc.	77,581	780,465

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar U.S. Equity Fund
	Number of Shares	Value
Chemicals (Continued)
Innospec, Inc.	10,599	$ 1,010,191
International Flavors & Fragrances, Inc.	9,255	1,122,632
PPG Industries, Inc.	32,825	4,201,272
Sherwin-Williams (The) Co.	21,658	5,955,083
Stepan Co.	15,815	1,614,869
Valvoline, Inc.	38,399	1,160,802
		32,264,580
Commercial Services – 2.1%
Equifax, Inc.	18,187	3,701,418
Euronet Worldwide, Inc.*	14,707	1,789,107
HealthEquity, Inc.*	42,631	2,656,764
Mister Car Wash, Inc.(a)*	75,908	1,093,075
Monro, Inc.	35,758	1,635,213
Moody's Corp.	5,047	1,597,275
Paylocity Holding Corp.*	6,078	1,152,571
PayPal Holdings, Inc.*	57,400	5,047,182
PROG Holdings, Inc.*	42,128	1,115,128
Repay Holdings Corp.*	112,109	1,500,019
S&P Global, Inc.	21,128	7,954,692
ZipRecruiter, Inc., Class A*	95,310	2,145,428
		31,387,872
Computers – 3.3%
Accenture PLC, Class A	22,099	6,637,656
Apple, Inc.	196,043	30,906,179
Check Point Software Technologies Ltd. (Israel)*	38,356	4,843,979
Cognizant Technology Solutions Corp., Class A	29,000	2,346,100
CyberArk Software Ltd.*	16,702	2,624,552
Globant S.A.*	6,734	1,454,477
		48,812,943
Cosmetics/Personal Care – 0.8%
Colgate-Palmolive Co.	26,868	2,070,179
Unilever PLC ADR (United Kingdom)	207,018	9,576,653
		11,646,832
Distribution/Wholesale – 1.1%
Pool Corp.	4,885	1,979,500
W.W. Grainger, Inc.	17,099	8,550,013
WESCO International, Inc.*	46,219	5,696,954
		16,226,467
Diversified Financial Services – 3.2%
American Express Co.	29,170	5,096,291
Apollo Global Management, Inc.	42,616	2,120,572
BlackRock, Inc.	5,919	3,697,481
	Number of Shares	Value
Diversified Financial Services (Continued)
Cohen & Steers, Inc.	23,869	$ 1,854,383
Discover Financial Services	9,048	1,017,538
Focus Financial Partners, Inc. Class A*	37,132	1,464,857
Hamilton Lane, Inc., Class A	37,720	2,586,838
Moelis & Co., Class A	34,827	1,541,443
Mr. Cooper Group, Inc.*	53,337	2,398,565
Nasdaq, Inc.	27,799	4,374,729
Perella Weinberg Partners	45,071	347,497
Piper Sandler Cos.	14,140	1,625,817
Visa, Inc., Class A(a)	91,848	19,575,564
		47,701,575
Electric – 2.6%
American Electric Power Co., Inc.	24,478	2,426,015
Avista Corp.	40,533	1,644,424
Dominion Energy, Inc.	183,583	14,987,716
Duke Energy Corp.	61,652	6,791,584
NorthWestern Corp.(a)	27,269	1,545,880
PPL Corp.	123,598	3,499,059
Southern (The) Co.	76,305	5,600,024
Xcel Energy, Inc.	21,465	1,572,526
		38,067,228
Electrical Component & Equipment – 0.2%
Encore Wire Corp.	7,186	810,653
Novanta, Inc.*	16,982	2,185,583
		2,996,236
Electronics – 1.1%
Honeywell International, Inc.	34,311	6,639,522
nVent Electric PLC	204,612	6,911,793
Sensata Technologies Holding PLC*	63,623	2,889,120
		16,440,435
Engineering & Construction – 0.1%
Comfort Systems USA, Inc.	18,955	1,600,181
Entertainment – 0.6%
Red Rock Resorts, Inc., Class A	144,883	6,369,057
Vail Resorts, Inc.	9,091	2,310,568
		8,679,625
Environmental Control – 0.1%
Stericycle, Inc.*	36,861	1,850,054
Food – 1.1%
Flowers Foods, Inc.	22,611	599,644
Hostess Brands, Inc.*	72,031	1,634,383

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar U.S. Equity Fund
	Number of Shares	Value
Food (Continued)
J&J Snack Foods Corp.	11,311	$ 1,693,257
Lancaster Colony Corp.	14,969	2,322,889
Nestle S.A. (Switzerland)(b)	35,699	4,608,530
Post Holdings, Inc.*	56,651	4,214,268
Seaboard Corp.	217	916,823
		15,989,794
Forest Products & Paper – 0.2%
International Paper Co.	69,933	3,236,499
Gas – 0.4%
South Jersey Industries, Inc.	84,832	2,900,406
UGI Corp.	91,323	3,132,379
		6,032,785
Hand/Machine Tools – 0.1%
Stanley Black & Decker, Inc.	17,205	2,067,181
Healthcare - Products – 3.7%
Abbott Laboratories	37,913	4,303,126
Alcon, Inc. (Switzerland)(a)	81,014	5,769,007
Avanos Medical, Inc.*	27,496	801,783
Boston Scientific Corp.*	131,178	5,523,906
CONMED Corp.	12,118	1,611,209
Danaher Corp.	15,851	3,980,662
Intuitive Surgical, Inc.*	23,660	5,661,838
Medtronic PLC	46,921	4,896,676
Merit Medical Systems, Inc.*	26,019	1,613,438
Neogen Corp.*	49,406	1,304,318
Patterson Cos., Inc.	49,966	1,537,454
Thermo Fisher Scientific, Inc.	32,484	17,961,053
		54,964,470
Healthcare - Services – 1.6%
Ensign Group (The), Inc.	36,119	2,901,439
ICON PLC (Ireland)*	10,795	2,441,937
Medpace Holdings, Inc.*	17,718	2,366,593
UnitedHealth Group, Inc.	33,118	16,842,159
		24,552,128
Home Builders – 0.4%
Century Communities, Inc.	30,092	1,586,450
Installed Building Products, Inc.	10,645	856,603
NVR, Inc.*	845	3,697,898
		6,140,951
Household Products/Wares – 0.4%
Central Garden & Pet Co., Class A*	39,132	1,619,282
	Number of Shares	Value
Household Products/Wares (Continued)
Kimberly-Clark Corp.	18,845	$ 2,616,251
Reckitt Benckiser Group PLC (United Kingdom)	19,045	1,485,236
		5,720,769
Insurance – 4.4%
Alleghany Corp.*	3,852	3,222,198
American International Group, Inc.	156,891	9,179,692
AMERISAFE, Inc.	17,913	830,268
Aon PLC, Class A	25,095	7,227,109
Argo Group International Holdings Ltd.	18,582	795,310
Berkshire Hathaway, Inc., Class B*	14,249	4,600,005
Brighthouse Financial, Inc.*	35,636	1,830,265
Chubb Ltd.	31,928	6,591,536
Enstar Group Ltd.*	4,838	1,140,558
Goosehead Insurance, Inc., Class A	13,723	788,935
Hagerty, Inc., Class A(a)*	52,026	494,767
Hartford Financial Services Group (The), Inc.	33,813	2,364,543
Kemper Corp.	81,696	3,771,087
Loews Corp.	34,378	2,160,313
Marsh & McLennan Cos., Inc.	41,056	6,638,755
Progressive (The) Corp.	53,019	5,692,120
RenaissanceRe Holdings Ltd.	8,880	1,274,458
Travelers (The) Cos., Inc.	24,550	4,199,523
Willis Towers Watson PLC	10,596	2,276,657
		65,078,099
Internet – 7.3%
Alibaba Group Holding Ltd. ADR (China)*	34,644	3,363,586
Alphabet, Inc., Class A*	4,908	11,200,989
Amazon.com, Inc.*	17,377	43,192,792
Meta Platforms, Inc., Class A*	116,256	23,305,840
Netflix, Inc.*	22,100	4,206,956
Open Lending Corp., Class A*	81,463	1,111,155
Palo Alto Networks, Inc.*	22,459	12,605,788
Q2 Holdings, Inc.*	24,040	1,243,589
Sea Ltd. ADR (Taiwan)*	31,550	2,611,078
Uber Technologies, Inc.*	167,379	5,269,091
		108,110,864
Leisure Time – 0.3%
Callaway Golf Co.*	49,083	1,076,881

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar U.S. Equity Fund
	Number of Shares	Value
Leisure Time (Continued)
Polaris, Inc.(a)	19,773	$ 1,877,249
YETI Holdings, Inc.*	26,113	1,276,142
		4,230,272
Lodging – 0.2%
Marriott International, Inc., Class A*	17,726	3,146,720
Machinery - Construction & Mining – 0.1%
Astec Industries, Inc.	23,063	901,763
Machinery - Diversified – 1.1%
Alamo Group, Inc.	6,641	839,688
Albany International Corp., Class A	10,141	793,229
Altra Industrial Motion Corp.	101,143	3,944,577
Columbus McKinnon Corp.	23,979	850,056
Enovis Corp.*	55,240	3,583,462
Esab Corp.*	55,241	2,596,311
Kadant, Inc.	14,663	2,712,655
Otis Worldwide Corp.	11,907	867,306
		16,187,284
Media – 1.0%
Charter Communications, Inc., Class A*	5,016	2,149,306
Comcast Corp., Class A	164,768	6,551,176
Liberty Media Corp.-Liberty Formula One, Class C*	30,599	1,907,236
Walt Disney (The) Co.*	43,180	4,820,183
		15,427,901
Metal Fabricate/Hardware – 0.4%
AZZ, Inc.	19,739	900,888
Helios Technologies, Inc.	28,291	1,900,589
Janus International Group, Inc.*	132,762	1,255,929
RBC Bearings, Inc.*	11,325	1,906,564
		5,963,970
Mining – 0.3%
Freeport-McMoRan, Inc.	94,627	3,837,125
Livent Corp.*	37,046	791,302
		4,628,427
Miscellaneous Manufacturing – 1.7%
Eaton Corp. PLC	80,932	11,736,758
Fabrinet (Thailand)*	17,368	1,705,364
Federal Signal Corp.	46,673	1,588,282
Illinois Tool Works, Inc.	22,171	4,370,126
	Number of Shares	Value
Miscellaneous Manufacturing (Continued)
Parker-Hannifin Corp.	13,274	$ 3,594,865
Trane Technologies PLC	18,844	2,636,087
		25,631,482
Office Furnishings – 0.3%
Steelcase, Inc., Class A	418,294	4,906,589
Oil & Gas – 2.4%
Brigham Minerals, Inc., Class A	54,308	1,345,752
Chevron Corp.	26,506	4,152,695
ConocoPhillips	40,768	3,894,159
Coterra Energy, Inc.	130,092	3,745,349
EOG Resources, Inc.	21,410	2,499,832
Hess Corp.	57,816	5,959,095
Northern Oil and Gas, Inc.	63,003	1,573,815
PDC Energy, Inc.	22,741	1,585,957
Pioneer Natural Resources Co.	42,770	9,942,742
Whiting Petroleum Corp.*	22,186	1,620,687
		36,320,083
Packaging & Containers – 0.1%
TriMas Corp.	47,883	1,414,464
Pharmaceuticals – 5.3%
BellRing Brands, Inc.*	71,821	1,539,124
Cigna Corp.	27,043	6,673,672
Dexcom, Inc.*	14,200	5,801,836
Johnson & Johnson	86,301	15,573,879
McKesson Corp.	13,686	4,237,322
Merck & Co., Inc.	145,513	12,905,548
Pfizer, Inc.	353,956	17,368,621
Roche Holding A.G. (Genusschein) (Switzerland)	2,667	988,961
Viatris, Inc.	357,882	3,696,921
Zoetis, Inc.	58,840	10,429,390
		79,215,274
Pipelines – 3.6%
Antero Midstream Corp.	151,003	1,550,801
Cheniere Energy, Inc.	68,609	9,317,788
Enbridge, Inc. (Canada)	234,540	10,234,937
Equitrans Midstream Corp.	294,044	2,311,186
Kinder Morgan, Inc.	436,326	7,919,317
ONEOK, Inc.	61,273	3,880,419
Pembina Pipeline Corp. (Canada)	63,148	2,389,464
Targa Resources Corp.	21,206	1,556,733
TC Energy Corp. (Canada)	144,852	7,661,770
Williams (The) Cos., Inc.	197,338	6,766,720
		53,589,135

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar U.S. Equity Fund
	Number of Shares	Value
Private Equity – 0.1%
KKR & Co., Inc.	29,346	$ 1,495,766
Real Estate – 0.2%
Jones Lang LaSalle, Inc.*	3,766	823,737
Radius Global Infrastructure, Inc. Class A*	128,038	1,590,232
		2,413,969
Real Estate Investment Trusts – 2.0%
Community Healthcare Trust, Inc.	31,927	1,175,552
CubeSmart	103,857	4,934,246
Douglas Emmett, Inc.	50,902	1,499,573
Equinix, Inc.	8,229	5,917,309
Four Corners Property Trust, Inc.	58,613	1,609,513
National Storage Affiliates Trust	22,527	1,275,028
Plymouth Industrial REIT, Inc.	64,118	1,546,526
PotlatchDeltic Corp.	14,511	803,764
Public Storage	3,937	1,462,596
Rayonier, Inc.	44,475	1,921,320
Ryman Hospitality Properties, Inc.*	22,320	2,086,474
Sunstone Hotel Investors, Inc.*	69,748	854,413
UDR, Inc.	15,649	832,683
Urban Edge Properties	63,658	1,189,768
Weyerhaeuser Co.	56,308	2,321,016
		29,429,781
Retail – 2.9%
Academy Sports & Outdoors, Inc.	21,082	787,624
Advance Auto Parts, Inc.	35,341	7,055,124
Chuy's Holdings, Inc.*	34,986	875,000
Five Below, Inc.*	17,663	2,774,857
Floor & Decor Holdings, Inc., Class A*	16,734	1,334,034
Freshpet, Inc.*	13,671	1,276,188
Jack in the Box, Inc.	19,775	1,636,579
Lowe's Cos., Inc.	38,016	7,516,904
National Vision Holdings, Inc.*	21,709	817,344
Ollie's Bargain Outlet Holdings, Inc.*	27,521	1,322,384
Papa John's International, Inc.	9,361	852,319
Tractor Suppy Co.	29,670	5,977,022
Ulta Beauty, Inc.*	11,068	4,391,782
Walmart, Inc.	41,472	6,344,801
		42,961,962
	Number of Shares	Value
Savings & Loans – 0.1%
Provident Financial Services, Inc.	40,148	$ 888,475
Semiconductors – 2.9%
Analog Devices, Inc.	13,478	2,080,734
ASML Holding N.V. (Netherlands)(b)	7,920	4,465,058
Intel Corp.	141,050	6,148,369
Micron Technology, Inc.	58,989	4,022,460
Monolithic Power Systems, Inc.	3,123	1,224,966
NVIDIA Corp.	69,868	12,958,418
NXP Semiconductors N.V. (China)	24,801	4,238,491
Rambus, Inc.*	63,138	1,572,768
Texas Instruments, Inc.	42,145	7,175,186
		43,886,450
Software – 6.2%
Adobe, Inc.*	21,206	8,396,516
Atlassian Corp. PLC, Class A*	25,680	5,773,634
Avalara, Inc.*	10,036	763,438
Clearwater Analytics Holdings, Inc., Class A*	44,755	785,003
Fidelity National Information Services, Inc.	60,824	6,030,700
Five9, Inc.*	10,243	1,127,754
Guidewire Software, Inc.*	14,440	1,255,414
Microsoft Corp.	142,167	39,454,186
Salesforce, Inc.*	66,978	11,784,109
Splunk, Inc.*	49,457	6,034,743
SS&C Technologies Holdings, Inc.	29,604	1,914,195
UiPath, Inc. Class A*	65,380	1,165,725
Unity Software, Inc.*	35,300	2,344,273
Workday, Inc., Class A*	29,560	6,110,052
		92,939,742
Telecommunications – 1.6%
ADTRAN, Inc.	53,717	934,139
AT&T, Inc.	445,566	8,403,375
Cisco Systems, Inc.	212,224	10,394,731
Verizon Communications, Inc.	45,040	2,085,352
Viavi Solutions, Inc.*	115,430	1,655,266
		23,472,863
Transportation – 1.3%
Canadian National Railway Co. (Canada)(a)	15,230	1,791,353
Kirby Corp.*	45,755	2,983,226

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar U.S. Equity Fund
	Number of Shares	Value
Transportation (Continued)
Union Pacific Corp.	25,052	$ 5,869,433
United Parcel Service, Inc., Class B	52,835	9,509,243
		20,153,255
Total Common Stocks (Cost $1,134,377,052)		1,269,518,454

Master Limited Partnerships – 1.7%
Pipelines – 1.7%
Energy Transfer L.P.	496,522	5,501,464
Enterprise Products Partners L.P.	395,872	10,257,043
Magellan Midstream Partners L.P.	63,309	3,067,321
MPLX L.P.	98,312	3,181,376
Plains All American Pipeline L.P.	264,502	2,740,241
		24,747,445
Total Master Limited Partnerships (Cost $24,797,203)		24,747,445

Investment Companies – 9.8%
Energy Select Sector SPDR Fund(a)	122,724	9,222,709
	Number of Shares	Value

Vanguard Consumer Staples ETF	223,488	$ 44,722,184
Vanguard Financials ETF	187,564	15,742,246
Vanguard Health Care ETF	319,537	76,522,721
Total Investment Companies (Cost $121,494,270)		146,209,860

Short-Term Investments – 2.6%
Money Market Fund – 2.6%
Northern Institutional Funds - Liquid Assets Portfolio (Shares), 0.32%(c)(d)	6,209,220	6,209,220
Northern Institutional Funds - Treasury Portfolio (Premier), 0.18%(c)	32,072,247	32,072,247
Total Short-Term Investments (Cost $38,281,467)		38,281,467
Total Investments – 99.3% (Cost $1,318,949,992)		1,478,757,226
Other Assets less Liabilities – 0.7%		11,141,608
NET ASSETS – 100.0%		$1,489,898,834

Percentages shown are based on Net Assets.

All securities are United States companies, unless noted otherwise in parentheses.
(a)	Security either partially or fully on loan.
(b)	Security sold outside United States without registration under the Securities Act of 1933.
(c)	7-day current yield as of April 30, 2022 is disclosed.
(d)	Security purchased with the cash proceeds from securities loaned (See Note 7).
*	Non-Income Producing Security

Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
L.P.	Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust
S&P	Standards & Poor's
SPDR	Standard & Poor's Depositary Receipt
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar U.S. Equity Fund
Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2022, in valuing the Fund's investments carried at fair value:
Morningstar U.S. Equity Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Common Stocks	1,257,831,735	$11,686,719	$—	1,269,518,454
Master Limited Partnerships	24,747,445	—	—	24,747,445
Investment Companies	146,209,860	—	—	146,209,860
Short-Term Investments	38,281,467	—	—	38,281,467
Total Investments	$1,467,070,507	$11,686,719	$—	$1,478,757,226
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments
Morningstar International Equity Fund
	Number of Shares	Value
Common Stocks – 95.0%
Advertising – 0.9%
Dentsu Group, Inc. (Japan)	20,894	$ 753,054
Publicis Groupe S.A. (France)	71,900	4,316,640
WPP PLC (United Kingdom)	251,974	3,140,823
		8,210,517
Aerospace/Defense – 0.2%
BAE Systems PLC (United Kingdom)	118,091	1,090,766
Rolls-Royce Holdings PLC (United Kingdom)*	822,536	843,232
		1,933,998
Agriculture – 0.4%
British American Tobacco PLC (United Kingdom)	58,218	2,440,053
Japan Tobacco, Inc. (Japan)	39,800	677,069
KT&G Corp. (South Korea)	11,309	742,649
		3,859,771
Airlines – 0.5%
Ryanair Holdings PLC ADR (Ireland)*	44,691	3,902,418
Wizz Air Holdings PLC (Switzerland)(a)*	10,211	399,429
		4,301,847
Apparel – 0.4%
adidas A.G. (Germany)	17,000	3,428,207
Shenzhou International Group Holdings Ltd. (China)	22,900	310,729
		3,738,936
Auto Manufacturers – 4.2%
Bayerische Motoren Werke A.G. (Germany)	88,920	7,261,722
Daimler Truck Holding A.G. (Germany)*	154,395	4,152,412
Honda Motor Co. Ltd. (Japan)	156,000	4,103,354
Iveco Group N.V. (Italy)*	25,693	151,162
Li Auto, Inc. ADR (China)*	9,000	201,870
Maruti Suzuki India Ltd. (India)	4,702	470,934
Mercedes-Benz Group A.G. (Germany)*	110,990	7,747,236
Nissan Motor Co. Ltd. (Japan)*	313,576	1,255,416
Toyota Motor Corp. (Japan)	591,800	10,139,730
Volvo AB, Class B (Sweden)	187,600	2,992,866
		38,476,702
	Number of Shares	Value
Auto Parts & Equipment – 2.0%
Bridgestone Corp. (Japan)	72,000	$ 2,639,066
Continental A.G. (Germany)*	84,275	5,776,302
Denso Corp. (Japan)	24,000	1,462,686
Fuyao Glass Industry Group Co. Ltd., Class A (China)	87,600	464,725
Huayu Automotive Systems Co. Ltd., Class A (China)	405,532	1,185,871
Hyundai Mobis Co. Ltd. (South Korea)	5,881	956,763
Stanley Electric Co. Ltd. (Japan)	64,500	1,112,181
Sumitomo Electric Industries Ltd. (Japan)	58,900	633,224
Valeo (France)	158,894	2,888,871
Weichai Power Co. Ltd., Class H (China)	752,000	1,050,474
		18,170,163
Banks – 11.4%
Al Rajhi Bank (Saudi Arabia)	20,166	944,699
Axis Bank Ltd. (India)*	354,407	3,340,835
Banco Bilbao Vizcaya Argentaria S.A. (Spain)	575,633	3,020,491
Banco do Brasil S.A. (Brazil)	223,200	1,498,850
Banco Santander Chile ADR (Chile)	27,017	525,210
Bank Central Asia Tbk PT (Indonesia)	1,167,800	654,986
Bank Mandiri Persero Tbk PT (Indonesia)	3,046,800	1,870,842
Barclays PLC (United Kingdom)	503,355	925,238
BNP Paribas S.A. (France)	158,105	8,197,964
China Construction Bank Corp., Class H (China)	5,218,000	3,717,299
China Merchants Bank Co. Ltd., Class H (China)	171,613	1,034,354
Commercial International Bank Egypt S.A.E. GDR (Egypt)(b)	443,065	994,682
Credicorp Ltd. (Peru)	3,549	492,921
Credit Suisse Group A.G. (Switzerland)(b)	937,507	6,363,162
DBS Group Holdings Ltd. (Singapore)	262,952	6,379,382
First Abu Dhabi Bank PJSC (United Arab Emirates)	220,331	1,346,082
FirstRand Ltd. (South Africa)	282,452	1,216,431

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar International Equity Fund
	Number of Shares	Value
Banks (Continued)
Grupo Financiero Banorte S.A.B. de C.V., Class O (Mexico)	287,020	$ 1,891,759
HDFC Bank Ltd. (India)	90,450	1,621,573
HDFC Bank Ltd. ADR (India)	42,864	2,366,521
HSBC Holdings PLC (United Kingdom)	505,284	3,157,584
ICICI Bank Ltd. ADR (India)	220,412	4,196,644
Intesa Sanpaolo S.p.A. (Italy)	44,000	89,715
Intesa Sanpaolo S.p.A. (Italian Exchange) (Italy)	4,102,600	8,359,940
Kasikornbank PCL (Thailand)(b)	186,500	823,414
Komercni banka A.S. (Czech Republic)	13,410	440,384
Kotak Mahindra Bank Ltd. (India)	83,707	1,941,177
Lloyds Banking Group PLC (United Kingdom)	17,309,001	9,830,885
Mitsubishi UFJ Financial Group, Inc. (Japan)	350,300	2,036,426
Mizuho Financial Group, Inc. (Japan)	55,000	667,849
Natwest Group PLC (United Kingdom)	939,581	2,520,696
Nedbank Group Ltd. (South Africa)	135,902	1,897,787
OTP Bank Nyrt. (Hungary)*	69,770	2,081,200
Powszechna Kasa Oszczednosci Bank Polski S.A. (Poland)*	62,706	462,805
Qatar National Bank QPSC, Class B (Qatar)	232,183	1,482,324
Resona Holdings, Inc. (Japan)	193,800	842,726
Saudi National Bank (The) (Saudi Arabia)	78,293	1,641,008
Sberbank of Russia PJSC (Russia)(c)	405,212	0
Shinhan Financial Group Co. Ltd. (South Korea)	48,113	1,598,536
Skandinaviska Enskilda Banken AB Class A (Sweden)	222,703	2,497,413
Standard Bank Group Ltd. (South Africa)	104,810	1,110,725
Standard Chartered PLC (United Kingdom)	385,171	2,633,153
Sumitomo Mitsui Financial Group, Inc. (Japan)	104,100	3,145,272
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	61,400	1,905,704
		103,766,648
	Number of Shares	Value
Beverages – 2.4%
Ambev S.A. ADR (Brazil)	900,126	$ 2,619,367
Anheuser-Busch InBev S.A./N.V. (Belgium)	83,300	4,793,041
Asahi Group Holdings Ltd. (Japan)	21,400	806,627
Budweiser Brewing Co. APAC Ltd. (China)(a)	545,300	1,356,814
Diageo PLC (United Kingdom)	116,435	5,808,807
Fomento Economico Mexicano S.A.B. de C.V. ADR (Mexico)	50,429	3,769,063
Heineken N.V. (Netherlands)	6,112	596,599
Kirin Holdings Co. Ltd. (Japan)	146,900	2,141,468
		21,891,786
Building Materials – 1.2%
Anhui Conch Cement Co. Ltd., Class H (China)	282,000	1,532,398
Daikin Industries Ltd. (Japan)	11,500	1,757,404
Holcim Ltd. (Switzerland)*	117,705	5,755,248
Hongfa Technology Co. Ltd., Class A (China)*	59,000	426,721
Voltas Ltd. (India)	89,734	1,470,666
		10,942,437
Chemicals – 2.1%
Air Liquide S.A. (France)	13,782	2,384,401
Asian Paints Ltd. (India)	6,194	261,091
LG Chem Ltd. (South Korea)	2,382	975,585
Linde PLC (United Kingdom)(d)	8,915	2,796,078
Nitto Denko Corp. (Japan)	23,300	1,563,919
Novozymes A/S, Class B (Denmark)	33,873	2,361,272
Shin-Etsu Chemical Co. Ltd. (Japan)	25,100	3,449,606
Symrise A.G. (Germany)	26,953	3,207,254
Toray Industries, Inc. (Japan)	142,300	674,400
UPL Ltd. (India)	123,595	1,319,626
		18,993,232
Coal – 0.1%
China Shenhua Energy Co. Ltd., Class H (China)	256,000	817,883
Commercial Services – 3.1%
Adyen N.V. (Netherlands)(a)*	2,438	4,089,241

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar International Equity Fund
	Number of Shares	Value
Commercial Services (Continued)
Amadeus IT Group S.A. (Spain)*	60,800	$ 3,809,906
Bidvest Group (The) Ltd. (South Africa)	61,061	837,061
Brambles Ltd. (Australia)	339,900	2,509,930
CCR S.A. (Brazil)	616,260	1,561,856
Edenred (France)	30,100	1,511,687
Experian PLC (United Kingdom)	21,615	746,460
Localiza Rent a Car S.A. (Brazil)	48,500	522,479
Pony Testing International Group Co. Ltd., Class A (China)	31,600	283,330
Recruit Holdings Co. Ltd. (Japan)	51,100	1,853,990
RELX PLC (United Kingdom)	46,799	1,394,165
Rentokil Initial PLC (United Kingdom)	85,170	584,971
Secom Co. Ltd. (Japan)	20,200	1,421,161
SGS S.A. (Switzerland)(b)	729	1,873,181
Worldline S.A. (France)(a)*	132,700	5,220,975
		28,220,393
Computers – 1.0%
Capgemini SE (France)	9,700	1,974,717
Globant S.A.*	1,327	286,619
Infosys Ltd. (India)	76,766	1,555,831
Lenovo Group Ltd. (China)	1,544,000	1,499,229
Quanta Computer, Inc. (Taiwan)	555,000	1,563,162
Sangfor Technologies, Inc., Class A (China)	21,300	283,506
Tata Consultancy Services Ltd. (India)	7,662	353,129
Wiwynn Corp. (Taiwan)	35,000	1,196,847
		8,713,040
Cosmetics/Personal Care – 2.1%
Kao Corp. (Japan)	61,300	2,456,811
L'Oreal S.A. (France)	19,546	7,111,030
Shiseido Co. Ltd. (Japan)	49,900	2,358,845
Unicharm Corp. (Japan)	82,800	2,880,778
Unilever PLC (United Kingdom)	28,317	1,314,307
Unilever PLC (London Exchange) (United Kingdom)	65,156	3,029,110
		19,150,881
Distribution/Wholesale – 0.9%
Bunzl PLC (United Kingdom)	15,048	580,561
Ferguson PLC	3,898	489,001
	Number of Shares	Value
Distribution/Wholesale (Continued)
ITOCHU Corp. (Japan)	87,400	$ 2,637,818
Mitsubishi Corp. (Japan)	65,700	2,205,912
Mitsui & Co. Ltd. (Japan)	88,600	2,145,520
		8,058,812
Diversified Financial Services – 2.2%
B3 S.A. - Brasil Bolsa Balcao (Brazil)	575,700	1,548,723
Capitec Bank Holdings Ltd. (South Africa)	5,028	701,857
Daiwa Securities Group, Inc. (Japan)	126,500	619,993
HDFC Asset Management Co. Ltd. (India)(a)	14,078	372,766
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	10,200	432,674
Housing Development Finance Corp. Ltd. (India)	74,572	2,151,547
Japan Exchange Group, Inc. (Japan)	40,300	600,083
KB Financial Group, Inc. (South Korea)	39,186	1,823,094
London Stock Exchange Group PLC (United Kingdom)	10,994	1,083,918
Moscow Exchange MICEX PJSC (Russia)(c)	83,130	0
Network International Holdings PLC (United Arab Emirates)(a)*	77,167	252,099
ORIX Corp. (Japan)	82,600	1,506,539
Sanlam Ltd. (South Africa)	185,013	766,424
Saudi Tadawul Group Holding Co. (Saudi Arabia)*	10,961	590,891
Schroders PLC (United Kingdom)	112,200	3,960,686
St James's Place PLC (United Kingdom)	44,483	714,824
XP, Inc., Class A (Brazil)*	108,395	2,667,601
		19,793,719
Electric – 0.5%
Chubu Electric Power Co., Inc. (Japan)	140,881	1,422,203
Electric Power Development Co. Ltd. (Japan)	54,651	748,873
Engie Brasil Energia S.A. (Brazil)	96,900	822,012
National Grid PLC (United Kingdom)	75,511	1,121,865
SSE PLC (United Kingdom)	25,591	594,372
		4,709,325

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar International Equity Fund
	Number of Shares	Value
Electrical Component & Equipment – 0.7%
Casio Computer Co. Ltd. (Japan)	53,100	$ 550,639
Schneider Electric S.E.	40,041	5,744,646
		6,295,285
Electronics – 1.2%
AAC Technologies Holdings, Inc. (China)	149,153	348,389
Hon Hai Precision Industry Co. Ltd. (Taiwan)	428,000	1,466,363
Hoya Corp. (Japan)	13,600	1,349,693
Kyocera Corp. (Japan)	26,400	1,386,184
Murata Manufacturing Co. Ltd. (Japan)	42,400	2,527,358
Nidec Corp. (Japan)	19,900	1,286,517
Shenzhen Inovance Technology Co. Ltd., Class A (China)	71,700	616,081
Silergy Corp. (China)	5,000	445,162
TDK Corp. (Japan)	60,800	1,878,217
		11,303,964
Engineering & Construction – 0.1%
Airports of Thailand PCL (Thailand)(b)*	109,100	212,625
Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR (Mexico)	3,180	693,940
		906,565
Entertainment – 0.3%
Entain PLC (United Kingdom)*	25,980	488,173
OPAP S.A. (Greece)	64,773	960,090
Songcheng Performance Development Co. Ltd., Class A (China)	431,300	806,289
		2,254,552
Food – 1.8%
Associated British Foods PLC (United Kingdom)	24,974	499,748
Danone S.A. (France)	63,300	3,827,829
Jeronimo Martins SGPS S.A. (Portugal)	11,012	229,233
MEIJI Holdings Co. Ltd. (Japan)	34,400	1,714,734
Nestle S.A. ADR (Switzerland)	39,450	5,074,848
Seven & i Holdings Co. Ltd. (Japan)	30,600	1,353,038
Shoprite Holdings Ltd. (South Africa)	25,239	364,553
Tesco PLC (United Kingdom)	311,863	1,059,499
	Number of Shares	Value
Food (Continued)
Tingyi Cayman Islands Holding Corp. (China)	590,000	$ 1,076,846
Universal Robina Corp. (Philippines)	195,040	381,546
X5 Retail Group N.V. GDR (Russia)(b)(c)	26,321	0
Yamazaki Baking Co. Ltd. (Japan)	46,500	574,839
		16,156,713
Food Service – 0.3%
Compass Group PLC (United Kingdom)	124,957	2,636,824
Forest Products & Paper – 0.3%
Mondi PLC (Austria)	29,818	560,160
UPM-Kymmene OYJ (Finland)	53,600	1,854,147
		2,414,307
Gas – 0.6%
ENN Energy Holdings Ltd. (China)	265,800	3,560,411
ENN Natural Gas Co. Ltd., Class A (China)	269,700	661,488
Osaka Gas Co. Ltd. (Japan)	76,500	1,378,791
		5,600,690
Healthcare - Products – 1.6%
Alcon, Inc. (Switzerland)(d)	47,908	3,411,529
China Medical System Holdings Ltd. (China)	447,000	639,991
Hengan International Group Co. Ltd. (China)	299,500	1,415,385
Koninklijke Philips N.V. (Netherlands)	82,000	2,142,751
Olympus Corp. (Japan)	75,200	1,323,605
Smith & Nephew PLC (United Kingdom)	34,803	564,107
Sonova Holding A.G. (Switzerland)(b)	8,323	3,001,491
Sysmex Corp. (Japan)	34,100	2,236,877
		14,735,736
Healthcare - Services – 1.9%
Fresenius Medical Care A.G. & Co. KGaA (Germany)	77,600	4,825,701
Fresenius S.E. & Co. KGaA (Germany)	142,200	5,026,478
Life Healthcare Group Holdings Ltd. (South Africa)	695,509	947,751
Lonza Group A.G. (Switzerland)(b)	7,634	4,501,268

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar International Equity Fund
	Number of Shares	Value
Healthcare - Services (Continued)
Nahdi Medical Co. (Saudi Arabia)*	22,765	$ 1,013,585
Rede D'Or Sao Luiz S.A. (Brazil)(a)	51,524	385,079
Wuxi Biologics Cayman, Inc. (China)(a)*	110,500	815,580
		17,515,442
Holding Companies - Diversified – 0.1%
Siam Cement (The) PCL (Thailand)(b)	59,200	639,533
Home Builders – 0.1%
Berkeley Group Holdings (The) PLC (United Kingdom)*	10,605	537,848
Sekisui House Ltd. (Japan)	38,369	666,391
		1,204,239
Home Furnishings – 1.4%
Coway Co. Ltd. (South Korea)	20,845	1,167,531
Gree Electric Appliances, Inc. of Zhuhai, Class A (China)	199,900	933,506
Haier Smart Home Co. Ltd., Class A (China)	878,900	3,390,114
Midea Group Co. Ltd., Class A (China)	118,500	1,008,328
Panasonic Holdings Corp. (Japan)	206,200	1,837,901
Sony Group Corp. (Japan)	54,200	4,677,519
		13,014,899
Household Products/Wares – 1.0%
Henkel A.G. & Co. KGaA (Germany)	62,300	3,953,629
Hindustan Unilever Ltd. (India)	12,035	349,661
Kimberly-Clark de Mexico S.A.B. de C.V., Series A (Mexico)	513,300	714,367
Reckitt Benckiser Group PLC (United Kingdom)	51,752	4,035,911
		9,053,568
Insurance – 4.4%
AIA Group Ltd. (Hong Kong)	829,800	8,151,756
Allianz S.E. (Germany)(b)	60,104	13,561,514
Aviva PLC (United Kingdom)	98,717	529,629
BB Seguridade Participacoes S.A. (Brazil)	438,400	2,239,019
Dai-ichi Life Holdings, Inc. (Japan)	74,600	1,493,792
	Number of Shares	Value
Insurance (Continued)
HDFC Life Insurance Co. Ltd. (India)(a)	70,484	$ 534,438
Legal & General Group PLC (United Kingdom)	155,597	485,011
MS&AD Insurance Group Holdings, Inc. (Japan)	46,400	1,381,201
Ping An Insurance Group Co. of China Ltd., Class H (China)	704,000	4,449,786
Prudential PLC (United Kingdom)	379,649	4,726,042
Sompo Holdings, Inc. (Japan)	17,800	724,638
Tokio Marine Holdings, Inc. (Japan)	26,400	1,427,414
		39,704,240
Internet – 7.0%
Alibaba Group Holding Ltd. (China)*	1,032,156	12,589,918
Alibaba Group Holding Ltd. ADR (China)*	20,113	1,952,771
Baidu, Inc., Class A (China)*	151,550	2,416,270
Coupang, Inc. (South Korea)*	19,783	254,607
D-MARKET Elektronik Hizmetler ve Ticaret A.S. ADR (Turkey)(d)*	21,048	33,677
JD.com, Inc., Class A (China)*	110,683	3,450,936
Meituan, Class B (China)(a)*	191,300	4,098,872
MercadoLibre, Inc. (Brazil)*	577	561,785
NAVER Corp. (South Korea)	21,566	4,804,022
Ozon Holdings PLC ADR (Russia)(c)*	8,944	0
Pinduoduo, Inc. ADR (China)*	37,754	1,626,820
Prosus N.V. (China)*	161,843	7,805,472
Sea Ltd. ADR (Taiwan)*	5,461	451,952
Tencent Holdings Ltd. (China)	358,400	16,889,559
Tencent Music Entertainment Group ADR (China)*	257,105	1,092,696
Trip.com Group Ltd. (China)*	55,700	1,315,280
Trip.com Group Ltd. ADR (China)*	91,299	2,159,221
Vipshop Holdings Ltd. ADR (China)*	323,900	2,481,074
Yandex N.V., Class A (Russia)(c)*	41,059	0
		63,984,932

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar International Equity Fund
	Number of Shares	Value
Investment Management Companies – 0.6%
EXOR N.V. (Netherlands)	81,000	$ 5,620,982
Iron/Steel – 0.5%
Ternium S.A. ADR (Mexico)	7,346	315,144
thyssenkrupp A.G. (Germany)*	499,300	3,829,148
Vale S.A. ADR (Brazil)	46,579	786,719
		4,931,011
Leisure Time – 0.2%
Bajaj Auto Ltd. (India)	15,981	775,657
Hero MotoCorp Ltd. (India)	19,471	632,505
		1,408,162
Lodging – 0.6%
Accor S.A. (France)*	159,619	5,244,063
InterContinental Hotels Group PLC (United Kingdom)	8,252	526,806
		5,770,869
Machinery - Construction & Mining – 1.5%
Epiroc AB, Class A (Sweden)	168,298	3,411,916
Hitachi Ltd. (Japan)	44,500	2,110,478
Komatsu Ltd. (Japan)	272,500	6,133,016
Mitsubishi Electric Corp. (Japan)	232,300	2,433,178
		14,088,588
Machinery - Diversified – 3.0%
Atlas Copco AB, Class A (Sweden)	144,114	6,533,678
CNH Industrial N.V. (United Kingdom)(d)	359,666	5,095,134
Daifuku Co. Ltd. (Japan)	16,749	1,029,874
FANUC Corp. (Japan)	25,100	3,846,024
Keyence Corp. (Japan)	11,200	4,502,447
Kubota Corp. (Japan)	189,100	3,212,558
Nabtesco Corp. (Japan)	28,666	653,803
SMC Corp. (Japan)	4,000	1,936,882
Sumitomo Heavy Industries Ltd. (Japan)	33,264	703,913
		27,514,313
Media – 1.0%
Grupo Televisa S.A.B. ADR (Mexico)	274,500	2,533,635
Informa PLC (United Kingdom)*	410,116	2,909,322
Liberty Global PLC, Class A (United Kingdom)*	171,200	3,896,512
		9,339,469
	Number of Shares	Value
Metal Fabricate/Hardware – 0.7%
SKF AB, Class B (Sweden)	264,900	$ 4,326,529
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A (China)	931,300	2,323,753
		6,650,282
Mining – 2.8%
Anglo American PLC (South Africa)	44,450	1,968,735
BHP Group Ltd. ADR (Australia)(d)	100,695	6,744,551
Cameco Corp. (Canada)	4,666	120,477
Glencore PLC (Australia)*	1,248,038	7,689,995
Grupo Mexico S.A.B. de C.V., Series B (Mexico)	265,203	1,242,288
Rio Tinto PLC (Australia)	99,418	7,024,495
Sumitomo Metal Mining Co. Ltd. (Japan)	15,300	671,008
		25,461,549
Miscellaneous Manufacturing – 1.4%
Alfa Laval AB (Sweden)	108,527	3,020,987
Orica Ltd. (Australia)	242,207	2,783,158
Siemens A.G. (Germany)(b)	27,400	3,368,967
Smiths Group PLC (United Kingdom)	107,213	1,961,923
Sunny Optical Technology Group Co. Ltd. (China)	27,200	396,410
Toshiba Corp. (Japan)	37,230	1,546,100
		13,077,545
Office/Business Equipment – 0.1%
FUJIFILM Holdings Corp. (Japan)	24,000	1,319,310
Oil & Gas – 4.8%
Bharat Petroleum Corp. Ltd. (India)	142,286	669,594
BP PLC (United Kingdom)	1,104,637	5,332,962
Canadian Natural Resources Ltd. (Canada)	19,464	1,204,673
Cenovus Energy, Inc. (Canada)	29,461	544,661
Chevron Corp.	2,980	466,877
China Petroleum & Chemical Corp., Class H (China)	1,267,092	620,206
Ecopetrol S.A. ADR (Colombia)(d)	13,677	221,978
ENEOS Holdings, Inc. (Japan)	191,200	672,759
Eni S.p.A. (Italy)	74,241	1,037,799
Equinor ASA (Norway)	23,398	790,843
Exxon Mobil Corp.	15,808	1,347,632

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar International Equity Fund
	Number of Shares	Value
Oil & Gas (Continued)
Galp Energia SGPS S.A. (Portugal)	206,984	$ 2,519,337
Gazprom PJSC ADR (Russia)(c)	210,897	0
Imperial Oil Ltd. (Canada)	5,308	267,249
Inpex Corp. (Japan)	142,000	1,689,541
LUKOIL PJSC ADR (Russia)(c)	13,736	0
LUKOIL PJSC ADR (OTC Exchange) (Russia)(c)	47,274	0
Neste OYJ (Finland)	15,691	673,282
OMV A.G. (Austria)	5,818	297,403
Petroleo Brasileiro S.A. ADR (Brazil)	275,256	3,735,224
Reliance Industries Ltd. (India)	40,965	1,484,263
Repsol S.A. (Spain)	38,005	566,954
Rosneft Oil Co. PJSC GDR (Russia)(b)(c)	210,931	0
Santos Ltd. (Australia)	39,404	220,192
Shell PLC (Netherlands)	502,848	13,499,405
Suncor Energy, Inc. (Canada)	29,194	1,049,452
TotalEnergies S.E. (France)	71,078	3,490,141
Vibra Energia S.A. (Brazil)	185,900	794,520
Woodside Petroleum Ltd. (Australia)	20,950	455,790
		43,652,737
Pharmaceuticals – 5.3%
Alfresa Holdings Corp. (Japan)	53,400	726,171
Astellas Pharma, Inc. (Japan)	43,000	654,706
AstraZeneca PLC (United Kingdom)	31,808	4,244,499
Bayer A.G. (Germany)(b)	140,860	9,278,596
Chugai Pharmaceutical Co. Ltd. (Japan)	165,700	4,965,228
CSPC Pharmaceutical Group Ltd. (China)	2,872,000	2,936,179
Daiichi Sankyo Co. Ltd. (Japan)	63,900	1,608,933
GlaxoSmithKline PLC	120,683	2,720,506
Jiangsu Hengrui Medicine Co. Ltd., Class A (China)	38,040	168,012
Novartis A.G. (Switzerland)(b)	53,200	4,701,247
Ono Pharmaceutical Co. Ltd. (Japan)	29,800	765,578
Roche Holding A.G. (Genusschein) (Switzerland)	22,442	8,321,809
	Number of Shares	Value
Pharmaceuticals (Continued)
Shionogi & Co. Ltd. (Japan)	56,600	$ 3,148,427
Sinopharm Group Co. Ltd., Class H (China)	777,523	1,789,220
Takeda Pharmaceutical Co. Ltd. (Japan)	92,100	2,672,424
		48,701,535
Pipelines – 0.1%
Petronet LNG Ltd (India)	350,105	928,008
Real Estate – 0.9%
A-Living Smart City Services Co. Ltd. (China)(a)	540,750	855,235
China Overseas Land & Investment Ltd. (China)	480,500	1,484,399
China Resources Mixc Lifestyle Services Ltd. (China)(a)	108,800	522,709
China Vanke Co. Ltd., Class H (China)	568,500	1,340,524
Mitsubishi Estate Co. Ltd. (Japan)	153,300	2,233,057
Mitsui Fudosan Co. Ltd. (Japan)	34,600	733,304
Sumitomo Realty & Development Co. Ltd. (Japan)	26,200	695,046
		7,864,274
Retail – 3.1%
Alibaba Health Information Technology Ltd. (China)(d)*	1,928,000	1,086,283
Alimentation Couche-Tard, Inc. (Canada)	68,773	3,061,634
Astra International Tbk PT (Indonesia)	2,576,400	1,345,245
Cie Financiere Richemont S.A., Class A (Switzerland)(b)	4,580	532,154
Clicks Group Ltd. (South Africa)	34,353	676,118
CP ALL PCL (Thailand)(b)	833,000	1,580,876
Fast Retailing Co. Ltd. (Japan)	3,600	1,657,462
Hennes & Mauritz AB, Class B (Sweden)(d)	345,268	4,346,607
Kingfisher PLC (United Kingdom)	164,069	517,403
Nitori Holdings Co. Ltd. (Japan)	18,900	1,944,420
Raia Drogasil S.A. (Brazil)	226,141	956,901
Restaurant Brands International, Inc. (Canada)	44,400	2,534,796

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar International Equity Fund
	Number of Shares	Value
Retail (Continued)
SM Investments Corp. (Philippines)	51,140	$ 834,129
Swatch Group (The) A.G. (Bearer) (Switzerland)	9,030	2,317,484
Wal-Mart de Mexico S.A.B. de C.V. (Mexico)	208,601	739,378
Yifeng Pharmacy Chain Co. Ltd., Class A (China)	83,413	459,453
Yum China Holdings, Inc. (China)	3,050	126,256
Yum China Holdings, Inc. (New York Exchange) (China)	59,400	2,482,920
Zhongsheng Group Holdings Ltd. (China)	225,500	1,490,063
		28,689,582
Semiconductors – 5.1%
ASE Technology Holding Co. Ltd. (Taiwan)	556,000	1,773,842
ASM Pacific Technology Ltd. (Hong Kong)	107,600	1,084,370
ASML Holding N.V. (Netherlands)	1,076	610,671
Globalwafers Co. Ltd. (Taiwan)	41,000	714,531
Infineon Technologies A.G. (Germany)	188,955	5,363,152
MediaTek, Inc. (Taiwan)	44,000	1,212,992
Novatek Microelectronics Corp. (Taiwan)	109,000	1,441,914
Samsung Electronics Co. Ltd. (South Korea)	133,227	7,100,143
Samsung Electronics Co. Ltd. GDR (South Korea)(b)	6,134	8,012,609
SK Hynix, Inc. (South Korea)	34,461	3,019,753
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	471,945	8,534,021
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	56,553	5,255,470
Tokyo Electron Ltd. (Japan)	4,700	1,983,149
Vanguard International Semiconductor Corp. (Taiwan)	110,000	387,039
		46,493,656
Software – 2.0%
Dassault Systemes S.E. (France)	69,383	3,068,419
	Number of Shares	Value
Software (Continued)
Hundsun Technologies, Inc., Class A (China)	179,600	$ 1,023,659
Kingdee International Software Group Co. Ltd. (China)*	409,000	834,603
NetEase, Inc. (China)	68,500	1,312,137
Nexon Co. Ltd. (Japan)	34,500	785,603
Open Text Corp. (Canada)	81,400	3,260,055
SAP S.E. (Germany)	47,200	4,783,532
SAP S.E. ADR (Germany)	26,387	2,659,810
Square Enix Holdings Co. Ltd. (Japan)	14,600	582,916
		18,310,734
Telecommunications – 1.9%
America Movil S.A.B. de C.V., Series L ADR (Mexico)	45,475	883,579
BT Group PLC (United Kingdom)	236,055	523,473
Indus Towers Ltd. (India)*	438,269	1,191,487
KDDI Corp. (Japan)	89,200	2,953,831
KT Corp. (South Korea)	16,385	461,340
Mobile TeleSystems PJSC ADR (Russia)(c)	138,416	0
Nippon Telegraph & Telephone Corp. (Japan)	45,400	1,337,909
Softbank Corp. (Japan)	53,300	620,298
SoftBank Group Corp. (Japan)	71,600	2,944,925
Telkom Indonesia Persero Tbk PT (Indonesia)	11,247,600	3,584,460
Telkom Indonesia Persero Tbk PT ADR (Indonesia)	36,653	1,166,298
Vodacom Group Ltd. (South Africa)	76,817	739,253
Vodafone Group PLC (United Kingdom)	760,418	1,151,242
		17,558,095
Toys/Games/Hobbies – 0.3%
Nintendo Co. Ltd. (Japan)	5,600	2,555,788
Transportation – 0.6%
Canadian National Railway Co. (Canada)	21,784	2,562,234
East Japan Railway Co. (Japan)	49,500	2,581,266
		5,143,500

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar International Equity Fund
	Number of Shares	Value
Water – 0.1%
Severn Trent PLC (United Kingdom)	14,777	$ 580,759
Total Common Stocks (Cost $896,237,551)		866,832,327

Preferred Stocks – 0.5%
Banks – 0.1%
Itau Unibanco Holding S.A., 2.70% (Brazil)(e)	189,656	918,368
Semiconductors – 0.4%
Samsung Electronics Co. Ltd., 2.38% (South Korea)(e)	81,100	3,802,263
Total Preferred Stocks (Cost $5,596,875)		4,720,631

Investment Companies – 0.9%
iShares MSCI South Korea ETF(d)	122,075	8,135,078
Total Investment Companies (Cost $8,526,698)		8,135,078
	Number of Shares	Value

Short-Term Investments – 5.2%
Money Market Fund – 5.2%
Northern Institutional Funds - Liquid Assets Portfolio (Shares), 0.32%(f)(g)	18,453,591	$ 18,453,591
Northern Institutional Funds - Treasury Portfolio (Premier), 0.18%(f)	28,643,964	28,643,964
Total Short-Term Investments (Cost $47,097,555)		47,097,555
Total Investments – 101.6% (Cost $957,458,679)		926,785,591
Liabilities less Other Assets – (1.6)%(h)		(14,865,823)
NET ASSETS – 100.0%		$911,919,768

Percentages shown are based on Net Assets.

All securities are United States companies, unless noted otherwise in parentheses.
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds Trust.
(b)	Security sold outside United States without registration under the Securities Act of 1933.
(c)	Investment is valued using significant unobservable inputs (Level 3) (See Note 4 regarding investments in Russian securities).
(d)	Security either partially or fully on loan.
(e)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(f)	7-day current yield as of April 30, 2022 is disclosed.
(g)	Security purchased with the cash proceeds from securities loaned (See Note 7).
(h)	Includes appreciation/ (depreciation) on forward foreign currency exchange contracts.
*	Non-Income Producing Security

Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
PCL	Public Company Limited
PJSC	Public Joint Stock Company
PLC	Public Limited Company
QPSC	Qualified Personal Service Corporation
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar International Equity Fund
Concentration by Currency (%)(a)
Euro	23.7
Japanese Yen	18.1
British Pound	11.0
Hong Kong Dollar	9.1
U.S. Dollar	8.7
All other currencies less than 5%	29.4
Total	100.0
(a) Percentages shown are based on Net Assets.
Country Diversification (%)(a)
Japan	18.1
China	12.4
United Kingdom	10.2
Germany	9.7
France	5.4
Switzerland	5.1
All other countries less than 5%	39.1
Total	100.0

(a) Percentages shown are based on Net Assets.

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2022:

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

06/15/22	U.S. Dollars	4,097,798	Swiss Francs	3,763,000	Northern Trust	$219,852

06/15/22	Swiss Francs	529,000	U.S. Dollars	574,877	Northern Trust	(29,718)
Net Unrealized Appreciation						$190,134
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar International Equity Fund
Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2022, in valuing the Fund's investments carried at fair value:
Morningstar International Equity Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Common Stocks	$103,855,550	$762,976,777	$—*	$866,832,327
Preferred Stocks	918,368	3,802,263	—	4,720,631
Investment Companies	8,135,078	—	—	8,135,078
Short-Term Investments	47,097,555	—	—	47,097,555
Total Investments	$160,006,551	$766,779,040	$ —	$926,785,591

*Includes securities determined to have no value as of April 30, 2022.

Morningstar International Equity Fund	Level 1	Level 2	Level 3	Totals
Derivative Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$219,852	$—	$219,852
Total Assets - Derivative Financial Instruments	$—	$219,852	$—	$219,852
Liabilities:
Forward Foreign Currency Exchange Contracts	$—	$ (29,718)	$—	$ (29,718)
Total Liabilities - Derivative Financial Instruments	$—	$ (29,718)	$—	$ (29,718)
Net Derivative Financial Instruments	$—	$190,134	$—	$190,134
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments
Morningstar Global Income Fund
	Par (a)	Value
Asset-Backed Securities – 2.5%
Other – 2.4%
AGL CLO Ltd., Series 2021-12A, Class D, (3M USD LIBOR + 2.85%, 2.85% Floor), 3.91%, 7/20/34(b)(c)	$250,000	$243,806
Alinea CLO Ltd., Series 2018-1A, Class D, (3M USD LIBOR + 3.10%, 3.10% Floor), 4.16%, 7/20/31(b)(c)	250,000	242,706
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R3, Class M4, (1M USD LIBOR + 0.93%, 0.93% Floor), 1.60%, 5/25/35(c)	226,180	225,578
Apex Credit CLO Ltd., Series 2022-1A, Class D, (3M CME Term SOFR + 4.40%), 5.89%, 4/22/33(b)(c)	130,000	128,733
Bain Capital Credit CLO Ltd., Series 2022-2A, Class D1, (3M CME Term SOFR + 3.65%, 3.65% Floor), 4.99%, 4/22/35(b)(c)	250,000	249,386
Ballyrock CLO Ltd., Series 2022-19A, Class D, (3M CME Term SOFR + 7.11%, 7.11% Floor), 8.28%, 4/20/35(b)(c)	370,000	353,297
Barings CLO Ltd.,
Series 2018-3A, Class D, (3M USD LIBOR + 2.90%), 3.96%, 7/20/29(b)(c)	260,000	252,970
Series 2016-2A, Class ER2, (3M USD LIBOR + 6.50%, 6.50% Floor), 7.56%, 1/20/32(b)(c)	390,000	371,273

BlueMountain CLO XXIX Ltd., Series 2020-29A, Class ER, (3M USD LIBOR + 6.86%, 6.86% Floor), 8.04%, 7/25/34(b)(c)	250,000	243,712
Bristol Park CLO Ltd.,
Series 2016-1A, Class DR, (3M USD LIBOR + 2.95%, 2.95% Floor), 3.99%, 4/15/29(b)(c)	250,000	245,836
	Par (a)	Value
Other (Continued)
Bristol Park CLO Ltd.,
Series 2016-1A, Class ER, (3M USD LIBOR + 7.00%, 7.00% Floor), 8.05%, 4/15/29(b)(c)	$350,000	$ 348,677

Buckhorn Park CLO Ltd., Series 2019-1A, Class DR, (3M USD LIBOR + 3.10%, 3.10% Floor), 4.14%, 7/18/34(b)(c)	250,000	242,624
Hildene Community Funding CDO Ltd., Series 2015-1A, Class ARR, 2.60%, 11/01/35(b)	250,000	229,049
Jay Park CLO Ltd., Series 2016-1A, Class DR, (3M USD LIBOR + 5.20%, 5.20% Floor), 6.26%, 10/20/27(b)(c)	590,000	571,674
JP Morgan Mortgage Acquisition Trust, Series 2007-CH4, Class M1, (1M USD LIBOR + 0.23%, 0.23% Floor), 0.90%, 5/25/37(c)	270,000	260,842
KKR CLO 40 Ltd., Series 40A, Class D, (3M CME Term SOFR + 3.90%, 3.90% Floor), 10/20/34(b)(c)(d)	300,000	298,051
KKR CLO Ltd., Series 29A, Class D, (3M USD LIBOR + 3.40%, 3.40% Floor), 4.45%, 1/15/32(b)(c)	250,000	249,287
Nassau Ltd., Series 2021-IA, Class D, (3M USD LIBOR + 3.75%, 3.75% Floor), 4.80%, 8/26/34(b)(c)	250,000	236,523
Oaktree CLO Ltd., Series 2022-1A, Class E, (3M CME Term SOFR + 7.76%, 7.76% Floor), 5/15/33(b)(c)(d)	487,000	467,051
Ocean Trails CLO IX, Series 2020-9A, Class DR, (3M USD LIBOR + 3.75%, 3.75% Floor), 4.80%, 10/15/34(b)(c)	280,000	277,937
Voya CLO Ltd., Series 2020-3A, Class DR, (3M USD LIBOR + 3.25%, 3.25% Floor), 4.31%, 10/20/34(b)(c)	260,000	258,227
		5,997,239

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Student Loan – 0.1%
National Collegiate Student Loan Trust, Series 2007-2, Class A4, (1M USD LIBOR + 0.29%), 0.96%, 1/25/33(c)	$202,182	$ 189,070
Total Asset-Backed Securities (Cost $6,215,828)		6,186,309

	Number of Shares
Common Stocks – 46.1%
Advertising – 0.1%
WPP PLC (United Kingdom)	9,947	123,988
Aerospace/Defense – 2.0%
BAE Systems PLC (United Kingdom)	26,270	242,647
Raytheon Technologies Corp.	50,300	4,773,973
		5,016,620
Agriculture – 3.0%
Altria Group, Inc.	62,350	3,464,789
British American Tobacco PLC (United Kingdom)	10,368	434,547
British American Tobacco PLC ADR (United Kingdom)	84,851	3,545,075
		7,444,411
Auto Manufacturers – 1.7%
Toyota Motor Corp. ADR (Japan)(e)	17,870	3,055,770
Volvo AB, Class B (Sweden)(f)	73,929	1,179,422
		4,235,192
Auto Parts & Equipment – 0.2%
Cie Generale des Etablissements Michelin S.C.A. (France)	4,396	544,489
Banks – 4.9%
ABN AMRO Bank N.V. - CVA (Netherlands)(b)	3,667	45,585
Banco Bilbao Vizcaya Argentaria S.A. (Spain)	20,220	106,099
Banco Santander S.A. (Spain)	55,634	162,582
Barclays PLC (United Kingdom)	132,021	242,673
BNP Paribas S.A. (France)	52,225	2,707,939
CaixaBank S.A. (Spain)	14,343	46,298
Credit Suisse Group A.G. (Switzerland)(f)	5,959	40,446
	Number of Shares	Value
Banks (Continued)
DNB Bank ASA (Norway)	2,221	$ 43,037
Erste Group Bank A.G. (Austria)	1,809	56,325
HSBC Holdings PLC (United Kingdom)	146,184	913,522
ING Groep N.V. (Netherlands)	16,606	157,329
Intesa Sanpaolo S.p.A. (Italy)	34,316	69,926
JPMorgan Chase & Co.	25,280	3,017,421
KBC Group N.V. (Belgium)	633	43,064
Lloyds Banking Group PLC (United Kingdom)	658,041	373,743
Natwest Group PLC (United Kingdom)	66,129	177,410
Nordea Bank Abp (Finland)	8,955	89,282
Skandinaviska Enskilda Banken AB Class A (Sweden)	6,320	70,873
Standard Chartered PLC (United Kingdom)	29,957	204,796
Svenska Handelsbanken AB, Class A (Sweden)(f)	318,031	3,207,762
Swedbank AB, Class A (Sweden)	5,933	93,856
UBS Group A.G. (Switzerland)(f)	10,591	179,800
UniCredit S.p.A. (Italy)	4,865	45,026
		12,094,794
Beverages – 0.2%
Diageo PLC (United Kingdom)	10,039	500,834
Building Materials – 1.2%
Cie de Saint-Gobain (France)	17,997	1,049,913
Xinyi Glass Holdings Ltd. (Hong Kong)(e)	888,345	1,965,740
		3,015,653
Commercial Services – 0.2%
Experian PLC (United Kingdom)	4,102	141,660
RELX PLC (United Kingdom)	8,697	259,088
Rentokil Initial PLC (United Kingdom)	15,987	109,803
		510,551
Computers – 0.6%
Quanta Computer, Inc. (Taiwan)	509,400	1,434,729

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Global Income Fund
	Number of Shares	Value
Cosmetics/Personal Care – 0.2%
Unilever PLC (United Kingdom)	11,604	$ 539,471
Distribution/Wholesale – 0.1%
Bunzl PLC (United Kingdom)	2,826	109,029
Ferguson PLC	697	87,438
		196,467
Diversified Financial Services – 0.3%
Deutsche Boerse A.G. (Germany)	738	128,482
Julius Baer Group Ltd. (Switzerland)	1,281	61,216
London Stock Exchange Group PLC (United Kingdom)	3,413	336,494
St James's Place PLC (United Kingdom)	10,518	169,020
		695,212
Electric – 1.9%
Duke Energy Corp.	31,140	3,430,382
Enel S.p.A. (Italy)	134,675	875,777
National Grid PLC (United Kingdom)	13,448	199,797
SSE PLC (United Kingdom)	4,922	114,318
		4,620,274
Entertainment – 1.7%
Entain PLC (United Kingdom)*	4,740	89,066
OPAP S.A. (Greece)	269,310	3,991,817
		4,080,883
Food – 1.2%
Associated British Foods PLC (United Kingdom)	4,018	80,403
Tesco PLC (United Kingdom)	863,913	2,934,989
		3,015,392
Food Service – 0.1%
Compass Group PLC (United Kingdom)	8,994	189,790
Forest Products & Paper – 1.1%
Smurfit Kappa Group PLC (Ireland)	26,715	1,128,863
UPM-Kymmene OYJ (Finland)	41,965	1,451,665
		2,580,528
Healthcare - Products – 0.0%(g)
Smith & Nephew PLC (United Kingdom)	6,145	99,602
	Number of Shares	Value
Healthcare - Services – 0.2%
Sonic Healthcare Ltd. (Australia)	19,484	$ 503,198
Home Builders – 0.5%
Berkeley Group Holdings (The) PLC (United Kingdom)*	1,976	100,216
Persimmon PLC (United Kingdom)	43,023	1,120,503
		1,220,719
Household Products/Wares – 0.1%
Reckitt Benckiser Group PLC (United Kingdom)	3,711	289,405
Insurance – 2.4%
Allianz S.E. (Germany)(f)	1,546	348,830
Assicurazioni Generali S.p.A. (Italy)(e)	2,518	47,674
Aviva PLC (United Kingdom)	35,730	191,696
AXA S.A. (France)	6,941	183,624
Hannover Rueck S.E. (Germany)	266	41,345
Legal & General Group PLC (United Kingdom)	54,842	170,948
Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen (Germany)(f)	443	105,496
Prudential PLC (United Kingdom)	21,209	264,019
Sampo OYJ, Class A (Finland)(f)	1,063	51,617
Swiss Life Holding A.G. (Switzerland)(f)	123	71,920
Swiss Re A.G.	993	81,433
Tryg A/S (Denmark)	2,261	53,760
Zurich Insurance Group A.G. (Switzerland)	9,376	4,268,611
		5,880,973
Investment Companies – 0.1%
Investor AB, Class B (Sweden)(f)	6,237	120,018
Kinnevik AB, Class B (Sweden)*	2,096	41,024
		161,042
Iron/Steel – 1.5%
Vale S.A. (Brazil)	214,972	3,654,213
Lodging – 0.0%(g)
InterContinental Hotels Group PLC (United Kingdom)	1,529	97,611

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Global Income Fund
	Number of Shares	Value
Media – 0.0%(g)
Informa PLC (United Kingdom)*	12,857	$ 91,206
Mining – 1.8%
Anglo American PLC (South Africa)	4,900	217,026
Cameco Corp. (Canada)	390	10,070
Glencore PLC (Australia)*	33,990	209,435
Rio Tinto Ltd. (Australia)	46,186	3,653,492
Rio Tinto PLC (Australia)	5,765	407,333
		4,497,356
Miscellaneous Manufacturing – 0.0%(g)
Smiths Group PLC (United Kingdom)	5,112	93,546
Oil & Gas – 4.4%
BP PLC (United Kingdom)	133,840	646,152
Canadian Natural Resources Ltd. (Canada)	1,620	100,265
Cenovus Energy, Inc. (Canada)	2,465	45,572
Chevron Corp.	237	37,131
China Petroleum & Chemical Corp., Class H (China)	104,000	50,905
Ecopetrol S.A. ADR (Colombia)(e)	1,144	18,567
Eni S.p.A. (Italy)	6,108	85,382
Equinor ASA (Norway)	1,902	64,287
Exxon Mobil Corp.	1,397	119,094
Galp Energia SGPS S.A. (Portugal)	1,691	20,582
Gazprom PJSC ADR (Russia)(h)	16,890	0
Imperial Oil Ltd. (Canada)	444	22,355
Inpex Corp. (Japan)	1,300	15,468
LUKOIL PJSC ADR (Russia)(h)	1,232	0
Neste OYJ (Finland)	1,403	60,201
OMV A.G. (Austria)	553	28,268
Petroleo Brasileiro S.A. (Brazil)	640,650	4,360,455
Petroleo Brasileiro S.A. ADR (Brazil)	7,673	104,123
Repsol S.A. (Spain)	3,422	51,049
Rosneft Oil Co. PJSC GDR (Russia)(f)(h)	17,410	0
Santos Ltd. (Australia)	3,273	18,290
Shell PLC (Netherlands)	45,918	1,232,710
Suncor Energy, Inc. (Canada)	2,443	87,820
TotalEnergies S.E. (France)	5,906	290,002
	Number of Shares	Value
Oil & Gas (Continued)
TotalEnergies S.E. ADR (France)	69,405	$ 3,380,717
Woodside Petroleum Ltd. (Australia)	1,740	37,856
		10,877,251
Pharmaceuticals – 4.9%
AstraZeneca PLC (United Kingdom)	5,662	755,544
GlaxoSmithKline PLC	22,503	507,276
Merck & Co., Inc.	41,820	3,709,016
Novartis A.G. ADR (Switzerland)	50,930	4,483,368
Sanofi ADR (France)	51,520	2,691,920
		12,147,124
Pipelines – 1.5%
Antero Midstream Corp.	10,091	103,635
Cheniere Energy, Inc.	4,720	641,023
Enbridge, Inc. (Canada)	15,238	664,961
Equitrans Midstream Corp.	18,140	142,580
Kinder Morgan, Inc.	29,462	534,735
ONEOK, Inc.	3,867	244,897
Pembina Pipeline Corp. (Canada)	4,279	161,914
Targa Resources Corp.	1,400	102,774
TC Energy Corp. (Canada)	9,461	500,428
Williams (The) Cos., Inc.	13,979	479,340
		3,576,287
Real Estate Investment Trusts – 3.2%
PLA Administradora Industrial S. de R.L. de C.V. (Mexico)	2,588,313	3,441,106
PowerGrid Infrastructure Investment Trust (India)(b)	2,371,000	4,326,146
		7,767,252
Retail – 0.0%(g)
Kingfisher PLC (United Kingdom)	24,869	78,426
Semiconductors – 0.3%
MediaTek, Inc. (Taiwan)	30,000	827,040
Telecommunications – 4.5%
BCE, Inc. (Canada)(e)	66,385	3,529,691
BT Group PLC (United Kingdom)	40,036	88,783
Cisco Systems, Inc.	63,750	3,122,475
Softbank Corp. (Japan)	350,385	4,077,733
Vodafone Group PLC (United Kingdom)	135,455	205,073
		11,023,755

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Global Income Fund
	Number of Shares	Value
Transportation – 0.0%(g)
Poste Italiane S.p.A. (Italy)(b)	4,255	$ 41,695
Water – 0.0%(g)
Severn Trent PLC (United Kingdom)	2,802	110,123
Total Common Stocks (Cost $114,001,801)		113,877,102

	Par (a)
Corporate Bonds – 12.1%
Advertising – 0.1%
Clear Channel Outdoor Holdings, Inc., 7.50%, 6/01/29(b)	$250,000	235,925
Aerospace/Defense – 0.5%
Boeing (The) Co.,
2.20%, 2/04/26	50,000	45,604
3.25%, 2/01/35	280,000	224,249
5.81%, 5/01/50	100,000	100,006
5.93%, 5/01/60	140,000	138,620

TransDigm, Inc., 8.00%, 12/15/25(b)	480,000	499,594
Triumph Group, Inc., 7.75%, 8/15/25	260,000	252,850
		1,260,923
Agriculture – 0.0%(g)
Altria Group, Inc., 5.95%, 2/14/49	80,000	78,120
Airlines – 0.5%
American Airlines, Inc., 11.75%, 7/15/25(b)	130,000	149,500
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 4/20/29(b)	200,000	192,715
Delta Air Lines, Inc., 7.00%, 5/01/25(b)	70,000	74,928
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28(b)	380,000	375,568
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 1/20/26(b)	150,000	146,272
	Par (a)	Value
Airlines (Continued)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27(b)	$220,000	$ 224,396
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 9/20/25(b)	130,000	137,281
United Airlines Pass Through Trust, Series 2020-1, Class B, 4.88%, 1/15/26	49,800	47,995
		1,348,655
Auto Manufacturers – 0.8%
Ford Motor Co., 3.25%, 2/12/32	280,000	227,556
Ford Motor Credit Co. LLC,
4.95%, 5/28/27	200,000	194,782
2.90%, 2/16/28	200,000	171,500
5.11%, 5/03/29	200,000	189,500
4.00%, 11/13/30	600,000	519,000

General Motors Co., 6.13%, 10/01/25	80,000	84,448
PM General Purchaser LLC, 9.50%, 10/01/28(b)	480,000	463,200
		1,849,986
Auto Parts & Equipment – 0.1%
Clarios Global L.P./Clarios U.S. Finance Co., 8.50%, 5/15/27(b)	250,000	249,845
Banks – 0.1%
JPMorgan Chase & Co., (SOFR + 1.56%), 4.32%, 4/26/28(i)	180,000	179,196
Wells Fargo & Co., (SOFR + 4.50%), 5.01%, 4/04/51(i)	80,000	83,202
		262,398
Building Materials – 0.1%
Builders FirstSource, Inc., 4.25%, 2/01/32(b)	160,000	136,600
SRM Escrow Issuer LLC, 6.00%, 11/01/28(b)	160,000	153,600
		290,200
Commercial Services – 0.7%
Adtalem Global Education, Inc., 5.50%, 3/01/28(b)(e)	63,000	57,842
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
6.62%, 7/15/26(b)	100,000	96,644

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Commercial Services (Continued)
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
6.00%, 6/01/29(b)	$200,000	$ 165,500

Carriage Services, Inc., 4.25%, 5/15/29(b)	140,000	121,800
CoreCivic, Inc., 8.25%, 4/15/26	430,000	441,704
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 2/01/26(b)	160,000	150,152
Paysafe Finance PLC/Paysafe Holdings U.S. Corp., 4.00%, 6/15/29(b)(e)	120,000	97,800
Rent-A-Center, Inc., 6.37%, 2/15/29(b)(e)	170,000	146,649
United Rentals North America, Inc., 3.88%, 2/15/31	470,000	414,446
ZipRecruiter, Inc., 5.00%, 1/15/30(b)(e)	60,000	56,100
		1,748,637
Computers – 0.1%
NCR Corp., 5.13%, 4/15/29(b)	180,000	171,450
Distribution/Wholesale – 0.1%
H&E Equipment Services, Inc., 3.88%, 12/15/28(b)	150,000	130,657
Diversified Financial Services – 0.4%
Aviation Capital Group LLC, 5.50%, 12/15/24(b)	80,000	81,199
Burford Capital Global Finance LLC, 6.87%, 4/15/30(b)	200,000	194,850
Coinbase Global, Inc., 3.63%, 10/01/31(b)	140,000	103,422
Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/29(b)	180,000	166,684
LD Holdings Group LLC, 6.12%, 4/01/28(b)	130,000	98,150
Midcap Financial Issuer Trust, 6.50%, 5/01/28(b)	200,000	172,500
Navient Corp., 5.63%, 8/01/33	50,000	39,500
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.00%, 10/15/33(b)	90,000	72,103
		928,408
	Par (a)	Value
Electric – 0.0%(g)
NRG Energy, Inc., 3.63%, 2/15/31(b)	$ 10,000	$ 8,325
Energy - Alternate Sources – 0.2%
Sunnova Energy Corp., 5.88%, 9/01/26(b)(e)	410,000	375,150
Entertainment – 0.2%
AMC Entertainment Holdings, Inc., 10.00%, 6/15/26(b)	170,000	142,387
Boyne USA, Inc., 4.75%, 5/15/29(b)	360,000	333,900
		476,287
Environmental Control – 0.1%
Madison IAQ LLC, 5.88%, 6/30/29(b)	193,000	157,295
Food – 0.1%
Kraft Heinz Foods Co., 4.38%, 6/01/46	160,000	140,182
Simmons Foods, Inc., 4.62%, 3/01/29(b)	150,000	135,355
		275,537
Food Service – 0.0%(g)
TKC Holdings, Inc., 10.50%, 5/15/29(b)	70,000	67,375
Healthcare - Products – 0.1%
Mozart Debt Merger Sub, Inc., 3.88%, 4/01/29(b)	220,000	192,227
Healthcare - Services – 0.4%
Akumin Escrow, Inc., 7.50%, 8/01/28(b)	150,000	119,063
Centene Corp., 4.25%, 12/15/27	80,000	77,600
CHS/Community Health Systems, Inc., 6.13%, 4/01/30(b)(e)	400,000	329,000
Radiology Partners, Inc., 9.25%, 2/01/28(b)	200,000	190,000
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26(b)	150,000	154,135
US Renal Care, Inc., 10.62%, 7/15/27(b)	150,000	129,375
		999,173
Home Builders – 0.0%(g)
MDC Holdings, Inc., 6.00%, 1/15/43	50,000	46,963

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Insurance – 0.2%
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc., 7.62%, 10/15/25(b)(j)	$400,000	$ 406,000
NMI Holdings, Inc., 7.38%, 6/01/25(b)	150,000	156,375
		562,375
Internet – 0.1%
Photo Holdings Merger Sub, Inc., 8.50%, 10/01/26(b)	130,000	120,250
Leisure Time – 0.6%
Carnival Corp., 9.87%, 8/01/27(b)	710,000	765,199
Carnival PLC, 7.87%, 6/01/27	410,000	444,115
NCL Corp. Ltd., 5.88%, 2/15/27(b)	220,000	209,713
Royal Caribbean Cruises Ltd., 9.13%, 6/15/23(b)	130,000	134,204
VOC Escrow Ltd., 5.00%, 2/15/28(b)	20,000	18,050
		1,571,281
Lodging – 0.0%(g)
Full House Resorts, Inc., 8.25%, 2/15/28(b)	40,000	39,608
Las Vegas Sands Corp., 3.50%, 8/18/26	80,000	72,898
		112,506
Machinery - Construction & Mining – 0.1%
Vertiv Group Corp., 4.13%, 11/15/28(b)	350,000	304,938
Machinery - Diversified – 0.1%
Granite U.S. Holdings Corp., 11.00%, 10/01/27(b)	240,000	247,800
Media – 0.9%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 5/01/32	370,000	311,227
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.13%, 7/01/49	70,000	60,111
CSC Holdings LLC,
6.50%, 2/01/29(b)	400,000	380,000
5.75%, 1/15/30(b)	200,000	166,000
4.50%, 11/15/31(b)	200,000	164,274
	Par (a)	Value
Media (Continued)

Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.88%, 8/15/27(b)	$270,000	$ 254,138
DISH DBS Corp.,
5.75%, 12/01/28(b)	150,000	134,172
5.12%, 6/01/29	240,000	187,466

Gannett Holdings LLC, 6.00%, 11/01/26(b)	170,000	154,700
Liberty Interactive LLC, 8.25%, 2/01/30	120,000	105,960
Time Warner Cable LLC, 6.75%, 6/15/39	90,000	96,005
Univision Communications, Inc., 9.50%, 5/01/25(b)	120,000	125,080
		2,139,133
Metal Fabricate/Hardware – 0.1%
Park-Ohio Industries, Inc., 6.63%, 4/15/27(e)	430,000	322,500
Mining – 0.0%(g)
Freeport-McMoRan, Inc., 5.45%, 3/15/43	60,000	59,974
Oil & Gas – 2.1%
Berry Petroleum Co. LLC, 7.00%, 2/15/26(b)	550,000	533,500
Colgate Energy Partners III LLC, 5.88%, 7/01/29(b)	420,000	417,900
Continental Resources, Inc., 5.75%, 1/15/31(b)	170,000	173,798
Devon Energy Corp., 5.00%, 6/15/45	170,000	165,491
Diamondback Energy, Inc., 3.13%, 3/24/31	250,000	223,093
Endeavor Energy Resources L.P./EER Finance, Inc., 5.75%, 1/30/28(b)	160,000	160,413
EQT Corp., 7.50%, 2/01/30	150,000	166,138
Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 4/15/32(b)	120,000	116,917
Northern Oil and Gas, Inc., 8.13%, 3/01/28(b)	220,000	218,900
Oasis Petroleum, Inc., 6.37%, 6/01/26(b)	260,000	261,264
Occidental Petroleum Corp.,
7.20%, 3/15/29	60,000	64,800
6.62%, 9/01/30	420,000	455,175
4.50%, 7/15/44	70,000	60,200

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Oil & Gas (Continued)

Penn Virginia Holdings LLC, 9.25%, 8/15/26(b)	$260,000	$ 266,500
Range Resources Corp.,
8.25%, 1/15/29	420,000	450,324
4.75%, 2/15/30(b)(e)	200,000	190,773
Southwestern Energy Co.,
7.75%, 10/01/27	675,000	704,389
8.38%, 9/15/28	60,000	64,875
4.75%, 2/01/32	150,000	141,845

Viper Energy Partners L.P., 5.38%, 11/01/27(b)	250,000	248,920
		5,085,215
Packaging & Containers – 0.0%(g)
Pactiv LLC, 8.38%, 4/15/27	50,000	49,368
Pharmaceuticals – 0.5%
AdaptHealth LLC, 4.63%, 8/01/29(b)	220,000	186,450
Bausch Health Americas, Inc., 8.50%, 1/31/27(b)	20,000	18,926
Bausch Health Cos., Inc.,
5.50%, 11/01/25(b)	40,000	38,700
6.12%, 2/01/27(b)	90,000	86,410

Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50%, 7/31/27(b)(e)	150,000	118,362
Endo Luxembourg Finance Co. I S.a.r.l./Endo U.S., Inc., 6.12%, 4/01/29(b)	430,000	374,100
Option Care Health, Inc., 4.38%, 10/31/29(b)	360,000	323,629
		1,146,577
Pipelines – 1.3%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.62%, 12/15/25(b)	220,000	226,600
DCP Midstream L.P., (3M USD LIBOR + 5.15%), 7.37%, 12/15/22(i)(k)	200,000	190,000
DCP Midstream Operating L.P., 6.75%, 9/15/37(b)	200,000	224,602
Energy Transfer L.P.,
5.50%, 6/01/27	40,000	41,409
(5Y US Treasury CMT + 5.31%), 7.12%, 5/15/30(i)(k)	70,000	66,052
5.35%, 5/15/45	90,000	82,426
Enterprise Products Operating LLC,
3.70%, 1/31/51	50,000	40,517
	Par (a)	Value
Pipelines (Continued)
Enterprise Products Operating LLC,
3.95%, 1/31/60	$ 30,000	$ 24,310

EQM Midstream Partners L.P., 4.75%, 1/15/31(b)	150,000	133,740
Genesis Energy L.P./Genesis Energy Finance Corp., 5.63%, 6/15/24	120,000	117,300
Howard Midstream Energy Partners LLC, 6.75%, 1/15/27(b)	130,000	125,952
Plains All American Pipeline L.P., (3M USD LIBOR + 4.11%), 6.12%, 11/15/22(i)(k)	60,000	49,950
Rockies Express Pipeline LLC, 7.50%, 7/15/38(b)	100,000	98,700
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, 10/15/26(b)	120,000	112,036
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 6.00%, 12/31/30(b)	80,000	74,000
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 4.88%, 2/01/31	250,000	240,313
Transcontinental Gas Pipe Line Co. LLC, 4.60%, 3/15/48	100,000	94,335
Venture Global Calcasieu Pass LLC,
4.13%, 8/15/31(b)	210,000	190,575
3.88%, 11/01/33(b)	370,000	321,918
Western Midstream Operating L.P.,
5.45%, 4/01/44	340,000	310,250
5.30%, 3/01/48	410,000	355,675

Williams (The) Cos., Inc., 8.75%, 3/15/32	30,000	38,818
		3,159,478
Real Estate – 0.2%
Five Point Operating Co. L.P./Five Point Capital Corp., 7.87%, 11/15/25(b)	270,000	267,883
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 1/15/29(b)(e)	210,000	176,037
		443,920

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Real Estate Investment Trusts – 0.2%
Apollo Commercial Real Estate Finance, Inc., 4.62%, 6/15/29(b)	$140,000	$ 121,800
Diversified Healthcare Trust,
9.75%, 6/15/25	150,000	157,125
4.75%, 2/15/28	40,000	34,090

Service Properties Trust, 5.50%, 12/15/27	150,000	136,500
		449,515
Retail – 0.5%
Bath & Body Works, Inc.,
5.25%, 2/01/28	150,000	144,000
6.63%, 10/01/30(b)	70,000	69,622

Bed Bath & Beyond, Inc., 5.17%, 8/01/44	230,000	127,263
Carrols Restaurant Group, Inc., 5.87%, 7/01/29(b)	70,000	53,025
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
4.63%, 1/15/29(b)	40,000	36,290
6.75%, 1/15/30(b)(e)	40,000	34,605

FirstCash, Inc., 5.63%, 1/01/30(b)	180,000	167,400
Guitar Center, Inc., 8.50%, 1/15/26(b)	340,000	340,748
Macy's Retail Holdings LLC,
5.87%, 3/15/30(b)(e)	60,000	56,301
6.12%, 3/15/32(b)	50,000	46,250

Michaels (The) Cos., Inc., 7.87%, 5/01/29(b)(e)	170,000	133,875
Party City Holdings, Inc., 8.75%, 2/15/26(b)(e)	120,000	110,250
		1,319,629
Software – 0.3%
Clarivate Science Holdings Corp., 4.87%, 7/01/29(b)(e)	80,000	70,502
Minerva Merger Sub, Inc., 6.50%, 2/15/30(b)	270,000	248,519
Rackspace Technology Global, Inc., 3.50%, 2/15/28(b)(e)	70,000	60,541
Rocket Software, Inc., 6.50%, 2/15/29(b)	150,000	128,437
	Par (a)	Value
Software (Continued)
Ziff Davis, Inc., 4.63%, 10/15/30(b)	$210,000	$ 187,255
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 2/01/29(b)	70,000	61,949
		757,203
Telecommunications – 0.3%
CommScope, Inc.,
8.25%, 3/01/27(b)	40,000	34,000
4.75%, 9/01/29(b)	170,000	142,135

LogMeIn, Inc., 5.50%, 9/01/27(b)	100,000	87,500
Switch Ltd., 4.12%, 6/15/29(b)	70,000	66,850
T-Mobile USA, Inc., 3.50%, 4/15/31	270,000	239,309
Verizon Communications, Inc.,
3.40%, 3/22/41	110,000	92,473
3.55%, 3/22/51	50,000	41,061
3.70%, 3/22/61	80,000	64,315

Viavi Solutions, Inc., 3.75%, 10/01/29(b)	60,000	53,984
		821,627
Transportation – 0.0%(g)
Carriage Purchaser, Inc., 7.88%, 10/15/29(b)	70,000	61,316
Total Corporate Bonds (Cost $31,830,019)		29,888,141

Foreign Issuer Bonds – 6.8%
Angola – 0.1%
Angolan Government International Bond, 8.75%, 4/14/32(b)	210,000	198,607
Argentina – 0.4%
Provincia de Buenos Aires, (Step to 5.25% on 9/1/22), 3.90%, 9/01/37(b)(l)	600,000	250,125
Provincia de Cordoba, (Step to 6.99% on 6/1/22), 5.00%, 6/01/27(b)(l)	200,000	141,600
Transportadora de Gas del Sur S.A., 6.75%, 5/02/25(b)	200,000	188,061
YPF S.A., 8.50%, 7/28/25(b)	400,000	326,000
		905,786

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Brazil – 0.7%
B3 SA - Brasil Bolsa Balcao, 4.12%, 9/20/31(b)	$250,000	$ 217,312
Braskem Netherlands Finance B.V., 4.50%, 1/10/28(b)	270,000	254,289
MercadoLibre, Inc., 3.13%, 1/14/31	270,000	218,362
Petrobras Global Finance B.V.,
5.30%, 1/27/25	150,000	155,213
6.85%, 6/05/15	310,000	273,163

Suzano Austria GmbH, 3.13%, 1/15/32	500,000	403,750
Vale Overseas Ltd., 6.25%, 8/10/26	250,000	262,875
		1,784,964
Canada – 0.4%
Air Canada, 3.88%, 8/15/26(b)	90,000	83,221
Hudbay Minerals, Inc., 6.13%, 4/01/29(b)(e)	90,000	85,164
MEG Energy Corp., 7.12%, 2/01/27(b)	200,000	203,100
Ritchie Bros Holdings, Inc., 4.75%, 12/15/31(b)	180,000	180,000
Superior Plus L.P./Superior General Partner, Inc., 4.50%, 3/15/29(b)	50,000	45,687
TransAlta Corp., 6.50%, 3/15/40	430,000	430,527
		1,027,699
Chile – 0.1%
VTR Comunicaciones S.p.A., 5.13%, 1/15/28(b)	200,000	179,800
China – 0.2%
Global Aircraft Leasing Co. Ltd., (100% Cash), 6.50%, 9/15/24(b)(j)	250,000	215,620
Prosperous Ray Ltd., 4.63%, 11/12/23	200,000	204,116
Prosus N.V., 3.06%, 7/13/31(b)	270,000	213,072
		632,808
Colombia – 0.1%
Millicom International Cellular S.A., 4.50%, 4/27/31(b)(e)	250,000	216,381
Dominican Republic – 0.1%
Dominican Republic International Bond, 6.00%, 2/22/33(b)	300,000	272,140
		Par (a)	Value
France – 0.1%
Altice France S.A.,
5.12%, 7/15/29(b)		$ 200,000	$ 169,312
5.50%, 10/15/29(b)		200,000	170,000
			339,312
Gabon – 0.1%
Gabon Government International Bond, 7.00%, 11/24/31(b)		200,000	181,130
Ghana – 0.0%(g)
Ghana Government International Bond, 8.13%, 3/26/32(b)		250,000	152,925
Hong Kong – 0.1%
Melco Resorts Finance Ltd., 5.38%, 12/04/29(b)		200,000	160,042
Indonesia – 1.2%
Indonesia Government International Bond,
3.50%, 1/11/28		400,000	391,561
5.25%, 1/17/42		500,000	503,350

Indonesia Treasury Bond, 6.50%, 2/15/31	IDR	31,834,000,000	2,119,639
			3,014,550
Ireland – 0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32		300,000	249,609
Avolon Holdings Funding Ltd.,
5.12%, 10/01/23(b)		60,000	60,679
4.25%, 4/15/26(b)		60,000	57,534
			367,822
Israel – 0.2%
Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/01/36(e)		350,000	330,708
Teva Pharmaceutical Finance Netherlands III B.V., 4.75%, 5/09/27		200,000	183,000
			513,708
Italy – 0.1%
UniCredit S.p.A., (5Y US Treasury CMT + 4.75%), 5.46%, 6/30/35(b)(i)		210,000	189,481
Ivory Coast – 0.1%
Ivory Coast Government International Bond, 5.75%, 12/31/32		164,236	156,872

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Kazakhstan – 0.3%
Kazakhstan Government International Bond, 5.12%, 7/21/25	$220,000	$230,102
KazMunayGas National Co. JSC, 4.75%, 4/19/27(b)	250,000	236,875
KazTransGas JSC, 4.38%, 9/26/27(b)	200,000	183,200
		650,177
Kuwait – 0.1%
MEGlobal Canada ULC, 5.88%, 5/18/30(b)	210,000	227,316
Luxembourg – 0.2%
Altice France Holding S.A., 10.50%, 5/15/27(b)	200,000	202,750
ARD Finance S.A., (100% Cash), 6.50%, 6/30/27(b)(j)	200,000	168,000
FAGE International S.A./FAGE USA Dairy Industry, Inc., 5.62%, 8/15/26(b)	200,000	186,182
		556,932
Macau – 0.2%
Sands China Ltd., 3.10%, 3/08/29(b)	450,000	364,824
Wynn Macau Ltd., 5.62%, 8/26/28(b)	240,000	191,400
		556,224
Mexico – 0.4%
Banco Mercantil del Norte S.A.,
(10Y US Treasury CMT + 5.35%), 7.62%, 1/10/28(b)(i)(k)	230,000	227,700
(10Y US Treasury CMT + 5.47%), 7.50%, 6/27/29(b)(i)(k)	250,000	239,637

Mexico Government International Bond, 4.75%, 3/08/44	500,000	436,850
		904,187
Panama – 0.1%
Panama Government International Bond, 4.50%, 4/01/56	200,000	170,075
Peru – 0.2%
Peruvian Government International Bond, 2.78%, 1/23/31	240,000	207,929
	Par (a)	Value
Peru (Continued)
Petroleos del Peru S.A., 5.63%, 6/19/47(b)	$250,000	$ 181,625
Volcan Cia Minera S.A.A., 4.38%, 2/11/26(b)	260,000	232,700
		622,254
Qatar – 0.2%
Qatar Government International Bond, 4.82%, 3/14/49(b)	400,000	429,532
South Africa – 0.1%
Sasol Financing U.S.A. LLC, 5.50%, 3/18/31	250,000	225,000
Switzerland – 0.1%
UBS Group A.G., (5Y USD Swap Rate + 4.34%), 7.00%, 1/31/24(b)(i)(k)	200,000	203,250
VistaJet Malta Finance PLC/XO Management Holding, Inc., 6.37%, 2/01/30(b)	50,000	43,634
		246,884
Turkey – 0.1%
Turk Telekomunikasyon AS, 6.88%, 2/28/25(b)	250,000	244,150
United Arab Emirates – 0.1%
DP World Ltd., 5.63%, 9/25/48(b)	290,000	290,435
United Kingdom – 0.2%
Mclaren Finance PLC, 7.50%, 8/01/26(b)	200,000	191,869
Neptune Energy Bondco PLC, 6.62%, 5/15/25(b)	200,000	198,100
Vmed O2 UK Financing I PLC, 4.75%, 7/15/31(b)	200,000	171,500
		561,469
Zambia – 0.4%
First Quantum Minerals Ltd.,
6.87%, 3/01/26(b)	490,000	491,225
6.88%, 10/15/27(b)	480,000	482,400
		973,625
Total Foreign Issuer Bonds (Cost $18,042,610)		16,952,287

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Global Income Fund
	Number of Shares	Value
Master Limited Partnerships – 0.7%
Pipelines – 0.7%
Energy Transfer L.P.	36,253	$ 401,683
Enterprise Products Partners L.P.	27,973	724,780
Magellan Midstream Partners L.P.	4,345	210,515
MPLX L.P.	6,454	208,852
Plains All American Pipeline L.P.	17,263	178,845
		1,724,675
Total Master Limited Partnerships (Cost $1,670,713)		1,724,675

	Par (a)
Mortgage-Backed Securities – 2.6%
Commercial Mortgage-Backed Securities – 1.2%
BX Commercial Mortgage Trust,
Series 2021-VOLT, Class D, (1M USD LIBOR + 1.65%, 1.65% Floor), 2.20%, 9/15/36(b)(c)	$270,000	261,453
Series 2021-ACNT, Class A, (1M USD LIBOR + 0.85%, 0.85% Floor), 1.41%, 11/15/38(b)(c)	197,000	193,113
Series 2022-AHP, Class A, (1M CME Term SOFR + 0.99%, 0.99% Floor), 1.50%, 1/17/39(b)(c)	212,000	208,784
BX Trust,
Series 2021-SDMF, Class F, (1M USD LIBOR + 1.94%, 1.94% Floor), 2.49%, 9/15/34(b)(c)	210,000	199,428
Series 2021-ARIA, Class A, (1M USD LIBOR + 0.90%, 0.90% Floor), 1.45%, 10/15/36(b)(c)	270,000	263,239

BXHPP Trust, Series 2021-FILM, Class C, (1M USD LIBOR + 1.10%, 1.10% Floor), 1.65%, 8/15/36(b)(c)	$270,000	257,853
Commercial Mortgage Trust, Series 2015-CR25, Class A4, 3.76%, 8/10/48	260,000	259,621
Extended Stay America Trust,
Series 2021-ESH, Class A, (1M USD LIBOR + 1.08%, 1.08% Floor), 1.64%, 7/15/38(b)(c)	268,348	264,642
	Par (a)	Value
Commercial Mortgage-Backed Securities (Continued)
Extended Stay America Trust,
Series 2021-ESH, Class C, (1M USD LIBOR + 1.70%, 1.70% Floor), 2.25%, 7/15/38(b)(c)	258,410	$ 254,381

J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2022-NLP, Class D, (1M CME Term SOFR + 2.17%, 2.17% Floor), 4/15/37(b)(c)(d)	$210,000	201,740
LAQ Mortgage Trust, Series 2022-LAQ, Class A, (1M CME Term SOFR + 1.72%, 1.72% Floor), 2.25%, 3/15/39(b)(c)	260,000	259,793
MTN Commercial Mortgage Trust,
Series 2022-LPFL, Class A, (1M CME Term SOFR + 1.40%, 1.40% Floor), 1.91%, 3/15/39(b)(c)	260,000	258,730
Series 2022-LPFL, Class F, (1M CME Term SOFR + 5.29%, 5.29% Floor), 5.79%, 3/15/39(b)(c)	200,000	197,924
		3,080,701
Whole Loan – 1.4%
BRAVO Residential Funding Trust, Series 2022-NQM1, Class A1, 3.62%, 9/25/61(b)(m)	240,151	234,677
COLT Mortgage Loan Trust, Series 2022-3, Class A1, 3.90%, 2/25/67(b)(m)	256,001	252,191
CSMC Trust, Series 2020-RPL4, Class A1, 2.00%, 1/25/60(b)(f)	252,988	240,718
FNMA Connecticut Avenue Securities,
Series 2017-C07, Class 1M2, (1M USD LIBOR + 2.40%, 2.40% Floor), 3.07%, 5/25/30(c)	191,741	194,614
Series 2018-C01, Class 1M2, (1M USD LIBOR + 2.25%, 2.25% Floor), 2.92%, 7/25/30(c)	221,735	223,813

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Whole Loan (Continued)
Freddie Mac STACR REMIC Trust,
Series 2021-DNA7, Class B1, (30D Average SOFR + 3.65%), 3.94%, 11/25/41(b)(c)	210,000	$ 195,956
Series 2020-DNA5, Class B1, (30D Average SOFR + 4.80%), 5.09%, 10/25/50(b)(c)	180,000	187,332

Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA2, Class M1B, (30D Average SOFR + 2.40%), 2.69%, 2/25/42(b)(c)	$210,000	205,669
GS Mortgage-Backed Securities Trust, Series 2022-NQM1, Class A4, 4.00%, 5/25/62(b)	240,752	235,325
New Residential Mortgage Loan Trust,
Series 2018-RPL1, Class A1, 3.50%, 12/25/57(b)	531,859	529,474
Series 2022-NQM2, Class A1, 3.08%, 3/27/62(b)(m)	256,251	249,994

Residential Mortgage Loan Trust, Series 2020-2, Class A2, 2.51%, 5/25/60(b)	260,000	254,881
Seasoned Credit Risk Transfer Trust, Series 2022-1, Class M, 4.50%, 11/25/61(b)	100,000	87,250
SG Residential Mortgage Trust, Series 2022-1, Class A1, 3.17%, 3/27/62(b)(m)	257,682	249,746
		3,341,640
Total Mortgage-Backed Securities (Cost $6,502,899)		6,422,341

Term Loans – 10.0%
Aerospace/Defense – 0.4%
Vertex Aerospace Services Corp., Initial Term Loan, (Floating, LIBOR USD 1M + 4.00%, 0.75% Floor), 4.77%, 12/06/28(c)	670,000	666,965
	Par (a)	Value
Aerospace/Defense (Continued)
WP CPP Holdings, LLC, Initial Term Loan,
(Floating, LIBOR USD 3M + 3.75%, 1.00% Floor), 4.99%, 4/30/25(c)	$338,321	$318,698
(Floating, LIBOR USD 3M + 3.75%, 1.00% Floor), 4.75%, 4/30/25(c)	840	791
		986,454
Airlines – 0.4%
Air Canada, Term Loan, (Floating, LIBOR USD 3M + 3.50%, 0.75% Floor), 4.25%, 8/11/28(c)	460,000	454,825
United AirLines, Inc., Class B Term Loan, (Floating, LIBOR USD 3M + 3.75%, 0.75% Floor), (3M USD LIBOR + 3.75%, 0.75% Floor), 4.50%, 4/21/28(c)	458,841	454,515
		909,340
Auto Parts & Equipment – 0.2%
Clarios Global LP, Amendment No. 1 Dollar Term Loan, (Floating, LIBOR USD 1M + 3.25%), 4.01%, 4/30/26(c)	460,000	452,143
Beverages – 0.2%
Triton Water Holdings, Inc., Initial Term Loan, (Floating, LIBOR USD 3M + 3.50%, 0.50% Floor), 4.51%, 3/31/28(c)	458,844	445,024
Chemicals – 0.1%
Hexion Holdings Corporation, Initial Term Loan, (Floating, CME Term SOFR USD 1M + 4.50%, 0.50% Floor), 5.02%, 3/15/29(c)	230,000	221,566
Commercial Services – 1.2%
Adtalem Global Education Inc., Term B Loan, (Floating, LIBOR USD 1M + 4.50%, 0.75% Floor), 5.25%, 8/12/28(c)	242,533	242,600
Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC), Initial U.S. Dollar Term Loan, (Floating, LIBOR USD 1M + 3.75%, 0.50% Floor), 4.51%, 5/12/28(c)	199,499	194,116

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Commercial Services (Continued)
Amentum Government Services Holdings LLC, Tranche 1 Term Loan, (Floating, LIBOR USD 1M + 3.50%), 4.26%, 1/29/27(c)	$458,832	$ 455,533
Garda World Security Corporation, Term B-2 Loan, (Floating, LIBOR USD 1M + 4.25%), 4.92%, 10/30/26(c)	360,000	356,040
Mister Car Wash Holdings, Inc., Initial Term Loan, (Floating, LIBOR USD 1M + 3.00%), 3.76%, 5/14/26(c)	458,931	454,589
PECF USS Intermediate Holding III Corporation, Initial Term Loan, (Floating, LIBOR USD 3M + 4.25%, 0.50% Floor), 4.76%, 12/15/28(c)	458,850	451,394
Prime Security Services Borrower, LLC, 2021 Refinancing Term B-1 Loan, 9/23/26(n)	340,000	335,655
Verscend Holding Corp., Term B-1 Loan, (Floating, LIBOR USD 1M + 4.00%), 4.77%, 8/27/25(c)	467,845	465,801
		2,955,728
Computers – 0.5%
Magenta Buyer LLC, Initial Term Loan,
(Floating, LIBOR USD 3M + 5.00%, 0.75% Floor), 6.23%, 7/27/28(c)	458,847	451,964
(Floating, LIBOR USD 3M + 8.25%, 0.75% Floor), 9.48%, 7/27/29(c)	460,000	450,607

UST Global Inc, Initial Term Loan, (Floating, LIBOR USD 1M + 3.75%, 0.50% Floor), 4.38%, 11/20/28(c)	458,850	451,013
		1,353,584
Diversified Financial Services – 0.8%
CTC Holdings, L.P., Term Loan, (Floating, CME Term SOFR USD 3M + 5.00%, 0.38% Floor), 5.50%, 2/20/29(c)	460,000	453,100
Greystone Select Financial LLC, Initial Term Loan, (Floating, LIBOR USD 3M + 5.00%, 0.75% Floor), 6.04%, 6/16/28(c)	458,572	453,986
	Par (a)	Value
Diversified Financial Services (Continued)
Hudson River Trading LLC, Term Loan, (Floating, CME Term SOFR USD 1M + 3.00%), 3.82%, 3/20/28(c)	$458,841	$ 452,340
Jane Street Group, LLC, Dollar Term Loan, 1/26/28(n)	428,914	423,660
VFH Parent LLC, Initial Term Loan, (Floating, CME Term SOFR USD 1M + 3.00%, 0.50% Floor), 3.50%, 1/13/29(c)	340,000	337,130
		2,120,216
Engineering & Construction – 0.1%
Brown Group Holdings, LLC, Initial Term Loan, (Floating, LIBOR USD 3M + 2.50%, 0.50% Floor), 3.51%, 6/07/28(c)	309,168	304,376
Entertainment – 0.4%
Allen Media, LLC, Initial Term Loan (2021), (Floating, CME Term SOFR USD 3M + 5.50%), 6.15%, 2/10/27(c)	458,829	454,127
UFC Holdings, LLC, Term B-3 Loan, (Floating, LIBOR USD 3M + 2.75%, 0.75% Floor), 3.50%, 4/29/26(c)	458,745	451,648
		905,775
Environmental Control – 0.2%
LRS Holdings, LLC, Initial Term Loan, (Floating, LIBOR USD 1M + 4.25%, 0.50% Floor), 5.01%, 8/31/28(c)	458,850	454,262
Healthcare - Services – 1.2%
EyeCare Partners, LLC, Initial Term Loan, (Floating, LIBOR USD 3M + 6.75%, 0.50%Floor), 7.75%, 11/15/28(c)	380,000	375,410
One Call Corporation, Term B Loan, (Floating, LIBOR USD 3M + 5.50%, 0.75% Floor), 6.69%, 4/22/27(c)	458,844	417,548
PDS Holdco Inc., Delayed Draw Term Loan, 8/18/28(n)	32,407	32,205
PDS Holdco Inc., Initial Term Loan, 8/18/28(n)	317,593	315,608
Phoenix Guarantor Inc., Tranche B-1 Term Loan, 3/05/26(n)	109,541	107,584

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Healthcare - Services (Continued)
Phoenix Newco, Inc., Initial Term Loan, 11/15/28(n)	$360,000	$ 357,188
Radiology Partners, Inc., Term B Loan, 7/09/25(n)	470,000	462,071
U.S. Renal Care, Inc., Initial Term Loan, 6/26/26(n)	460,000	405,950
WP CityMD Bidco LLC, Second Amendment Refinancing Term Loan, (Floating, LIBOR USD 3M + 3.25%, 0.50% Floor), 3.75%, 12/22/28(c)	400,000	395,584
		2,869,148
Housewares – 0.1%
Hunter Douglas Holding B.V., Tranche B-1 Term Loan, (Floating, CME Term SOFR USD 3M + 3.50%, 0.50% Floor), 4.00%, 2/26/29(c)	350,000	332,588
Insurance – 0.4%
Acrisure, LLC, 2021-2 Additional Term Loan, (Floating, LIBOR USD 1M + 4.25%, 0.50% Floor), 5.01%, 2/15/27(c)	339,150	336,325
Asurion, LLC, New B-4 Term Loan, (Floating, LIBOR USD 1M + 5.25%), 6.02%, 1/20/29(c)	460,000	445,740
Asurion, LLC, New B-9 Term Loan, 7/31/27(n)	339,144	331,089
		1,113,154
Leisure Time – 0.7%
19th Holdings Golf, LLC, Initial Term Loan, (Floating, CME Term SOFR USD 3M + 3.25%, 0.50% Floor), 3.75%, 2/07/29(c)	460,000	451,950
Alterra Mountain Company, Series B-2 Term Loan, (Floating, LIBOR USD 1M + 3.50%, 0.50% Floor), 4.26%, 8/17/28(c)	458,847	455,121
	Par (a)	Value
Leisure Time (Continued)
ClubCorp Holdings, Inc., Term B Loan, (Floating, LIBOR USD 3M + 2.75%), 3.76%, 9/18/24(c)	$458,799	$ 445,480
Hornblower Sub, LLC (American Queen Sub, LLC), 2020 Repriced Term B Loan, (Floating, LIBOR USD 3M + 4.50%, 1.00% Floor), 5.50%, 4/27/25(c)	398,961	358,068
		1,710,619
Lodging – 0.2%
Playa Resorts Holding B.V., Initial Term Loan, 4/29/24(n)	458,767	451,440
Machinery - Diversified – 0.1%
SPX Flow, Inc., Term Loan, (Floating, CME Term SOFR USD 1M + 4.50%, 0.50% Floor), 5.95%, 4/05/29(c)	280,000	272,563
Media – 0.1%
DCert Buyer, Inc., First Amendment Refinancing Loan, (Floating, LIBOR USD 1M + 7.00%), 7.76%, 2/19/29(c)	340,000	335,893
Pharmaceuticals – 0.2%
Gainwell Acquisition Corp., Term B Loan, (Floating, LIBOR USD 3M + 4.00%, 0.75% Floor), 5.01%, 10/01/27(c)	468,813	466,764
Private Equity – 0.3%
Jump Financial, LLC, Term Loan, (Floating, CME Term SOFR USD 1M + 4.50%, 0.50% Floor), 5.20%, 8/07/28(c)	688,271	674,505
Real Estate Investment Trusts – 0.2%
Apollo Commercial Real Estate Finance, Inc., Initial Term Loan, (Floating, LIBOR USD 1M + 2.75%), 3.51%, 5/15/26(c)	458,821	446,203
Retail – 0.6%
Empire Today, LLC, Closing Date Term Loan, (Floating, LIBOR USD 3M + 5.00%, 0.75% Floor), 5.75%, 4/03/28(c)	458,844	425,348

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Retail (Continued)
Great Outdoors Group, LLC, Term B-2 Loan, (Floating, LIBOR USD 1M + 3.75%, 0.75% Floor), 4.51%, 3/05/28(c)	$349,123	$ 345,195
Leslie's Poolmart, Inc., Initial Term Loan, (Floating, LIBOR USD 3M + 2.50%, 0.50% Floor), 3.02%, 3/09/28(c)	468,816	462,370
Whatabrands LLC, Initial Term B Loan, 8/03/28(n)	379,050	374,570
		1,607,483
Software – 1.0%
AppLovin Corporation, Amendment No. 6 New Term Loan, (Floating, LIBOR USD 1M + 3.00%, 0.50% Floor), 3.76%, 10/25/28(c)	340,000	337,522
Athenahealth Group Inc., Initial DDTL, 1.75%, 2/15/29(o)	7,351	7,241
Athenahealth Group Inc., Initial Term Loan, (Floating, CME Term SOFR USD 1M + 3.50%, 0.50% Floor), 4.01%, 2/15/29(c)(o)	43,374	42,723
Cloudera, Inc., Initial Term Loan,
(Floating, LIBOR USD 1M + 3.75%, 0.50% Floor), 4.51%, 10/08/28(c)	460,000	451,950
(Floating, LIBOR USD 1M + 6.00%, 0.50% Floor), 6.77%, 10/08/29(c)	340,000	329,800

DCert Buyer, Inc., Initial Term Loan, (Floating, LIBOR USD 1M + 4.00%), 4.77%, 10/16/26(c)	318,804	317,210
Rackspace Technology Global, Inc., 2021 Term B Loan, 2/15/28(n)	458,841	447,563
Virgin Pulse, Inc., Initial Term Loan, 5.02%, 4/06/28	458,847	446,802
		2,380,811
Telecommunications – 0.2%
Commscope, Inc., Initial Term Loan, (Floating, LIBOR USD 1M + 3.25%), 4.01%, 4/06/26(c)	438,875	421,429
	Par (a)	Value
Transportation – 0.2%
WWEX UNI TopCo Holdings, LLC, Initial Term Loan, (Floating, LIBOR USD 3M + 4.25%, 0.75% Floor), 5.26%, 7/26/28(c)	$ 458,850	$ 445,465
Total Term Loans (Cost $24,918,896)		24,636,533

U.S. Government Obligations – 4.8%
U.S. Treasury Bonds – 1.8%
2.38%, 2/15/42(e)	2,100,000	1,855,547
2.25%, 2/15/52	3,000,000	2,575,781
		4,431,328
U.S. Treasury Notes – 3.0%
1.50%, 2/29/24(e)	5,310,000	5,199,444
2.25%, 3/31/24(e)	400,000	396,625
1.50%, 1/31/27	1,900,000	1,778,356
		7,374,425
Total U.S. Government Obligations (Cost $12,629,397)		11,805,753

		Number of Shares
Investment Companies – 8.8%
Global X U.S. Preferred ETF(e)		225,214	4,893,900
iShares STOXX Europe 600 Telecommunications UCITS ETF DE (Germany)	EUR	189,556	4,363,392
Vanguard Long-Term Treasury ETF(e)		170,640	12,436,243
Total Investment Companies (Cost $25,565,500)			21,693,535

Short-Term Investments – 9.4%
Money Market Fund – 9.4%
Northern Institutional Funds - Liquid Assets Portfolio (Shares), 0.32%(p)(q)	6,245,546	6,245,546
Northern Institutional Funds - Treasury Portfolio (Premier), 0.18%(p)	16,948,522	16,948,522
		23,194,068
Total Short-Term Investments (Cost $23,194,068)		23,194,068

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Global Income Fund
Number of Contracts		Notional Amount	Value
Purchased Options – 0.0%(g)
Call Options - Exchange Traded – 0.0%(g)
90-Day Euro Future, Strike Price USD 99.00, 12/18/23	2	$ 483,050	$ 562
U.S. Treasury Long Bond Future, Strike Price USD 143.00, 05/20/22	12	1,688,250	12,938
			13,500
Call Options - Over the Counter – 0.0%(g)
U.S. Dollar vs. Australian Dollar, Strike Price USD 0.75, 07/25/22, Counterparty: BNP Paribas	1	1,445,624	3,950
Put Options - Over the Counter – 0.0%(g)
Japanese Yen vs. U.S. Dollar, Strike Price JPY 116.00, 06/23/22, Counterparty: Morgan Stanley	1	639,840	511
Japanese Yen vs. U.S. Dollar, Strike Price JPY 113.00, 09/21/22, Counterparty: Morgan Stanley	1	639,840	1,604
Number of Contracts		Notional Amount	Value
Put Options - Over the Counter (Continued)
Mexican Peso vs. U.S. Dollar, Strike Price MXN 20.10, 07/22/22, Counterparty: Goldman Sachs	1	$1,110,000	$10,547
Norwegian Kroner vs. U.S. Dollar, Strike Price NOK 8.69, 07/21/22, Counterparty: Morgan Stanley	1	1,090,000	3,826
			16,488
Total Purchased Options (Premiums Received $61,289)			33,938

Total Investments – 103.8% (Cost $264,633,020)	256,414,682
Total Written Options — 0.0%(g) (Premiums Received $6,910)	(9,491)
Liabilities less Other Assets – (3.8)%(r)	(9,454,978)
NET ASSETS – 100.0%	$246,959,704

Percentages shown are based on Net Assets.

All securities are United States companies, unless noted otherwise in parentheses.
(a)	Par value is in USD unless otherwise indicated.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds Trust.
(c)	Variable rate security. Rate as of April 30, 2022 is disclosed.
(d)	When-Issued Security. Coupon rate was not yet in effect at April 30, 2022.
(e)	Security either partially or fully on loan.
(f)	Security sold outside United States without registration under the Securities Act of 1933.
(g)	Amount rounds to less than 0.05%.
(h)	Investment is valued using significant unobservable inputs (Level 3) (See Note 4 regarding investments in Russian securities).
(i)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate as of April 30, 2022 is disclosed.
(j)	Distributions from this security are a made via payments in-kind (PIK) unless otherwise noted in the description.
(k)	Perpetual bond. Maturity date represents next call date.
(l)	Step coupon bond. Rate as of April 30, 2022 is disclosed.
(m)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of April 30, 2022 is disclosed.
(n)	Position is unsettled. Contract rate was not determined at April 30, 2022 and does not take effect until settlement date.
(o)	Unfunded loan commitment.
(p)	7-day current yield as of April 30, 2022 is disclosed.
(q)	Security purchased with the cash proceeds from securities loaned (See Note 7).
(r)	Includes appreciation/(depreciation) on forward foreign currency exchange and futures contracts.
*	Non-Income Producing Security

Abbreviations:
1M	1 Month
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Global Income Fund
3M	3 Month
5Y	5 Year
10Y	10 Year
ADR	American Depositary Receipt
CDO	Collaterlized Debt Obligation
CLO	Collateralized Loan Obligation
CMT	Constant Maturity
CVA	Credit Valuation Adjustment
ETF	Exchange-Traded Fund
EUR	Euro
FNMA	Federal National Mortgage Association
Freddie Mac	Federal Home Loan Mortgage Corporation
GDR	Global Depositary Receipt
IDR	Indonesian Rupiah
JPY	Japanese Yen
L.P.	Limited Partnership
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
MTN	Medium Term Note
MXN	Mexican Peso
NOK	Norwegian Kroner
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REMIC	Real Estate Mortgage Investment Conduit
SOFR	United States Secured Overnight Financing Rate
STACR	Structured Agency Credit Risk
UCITS	Undertakings for Collective Investment in Transferable Securities
USD	United States Dollar
Concentration by Currency (%)(a)
U.S. Dollar	57.2
Euro	10.4
British Pound	7.2
All other currencies less than 5%	25.2
Total	100.0
(a) Percentages shown are based on Net Assets.
Country Diversification (%)(a)
United States	47.0
United Kingdom	6.9
All other countries less than 5%	46.1
Total	100.0

(a) Percentages shown are based on Net Assets.

Futures Contracts outstanding at April 30, 2022: Exchange Traded

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Ultra U.S. Treasury Bond	9	6/21/2022	USD	1,443,938	$ 12,688
2-Year U.S. Treasury Note	133	6/30/2022	USD	28,038,063	(395,323)
90-Day Eurodollar	19	12/19/2022	USD	4,596,575	(11,463)
Total Long Contracts					$(394,098)
Short Contracts
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Global Income Fund
Futures Contracts outstanding at April 30, 2022: Exchange Traded (continued)

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	(49)	6/21/2022	USD	5,838,656	$ 142,969
U.S. Treasury Long Bond	(4)	6/21/2022	USD	562,750	63,375
Ultra 10-Year U.S. Treasury Note	(2)	6/21/2022	USD	258,000	12,562
5-Year U.S. Treasury Note	(17)	6/30/2022	USD	1,915,422	32,711
Total Short Contracts					$ 251,617
					$(142,481)

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2022:

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

07/19/22	U.S. Dollars	405,351	Australian Dollars	541,000	Morgan Stanley	$ 22,562
07/25/22	U.S. Dollars	392,400	Norwegian Kroner	3,488,828	Morgan Stanley	20,241
07/26/22	U.S. Dollars	378,354	Australian Dollars	512,300	BNP Paribas	15,834
07/19/22	U.S. Dollars	247,443	British Pounds	190,000	Goldman Sachs	8,444
05/17/22	Mexican Pesos	5,624,000	U.S. Dollars	266,667	JPMorgan Chase	8,004
06/27/22	U.S. Dollars	92,110	Japanese Yen	11,090,000	Morgan Stanley	6,460
09/26/22	U.S. Dollars	74,220	Japanese Yen	8,897,000	Morgan Stanley	5,081
07/25/22	U.S. Dollars	432,900	Mexican Pesos	8,882,892	Goldman Sachs	4,925
Total Unrealized Appreciation						$ 91,551

07/19/22	U.S. Dollars	126,793	Euro	120,000	Goldman Sachs	$ (340)
07/19/22	New Zealand Dollars	490,000	U.S. Dollars	320,185	Citibank	(4,045)
07/19/22	Australian Dollars	580,000	U.S. Dollars	414,722	Morgan Stanley	(4,338)
07/19/22	U.S. Dollars	512,407	British Pounds	410,996	Goldman Sachs	(4,582)
07/19/22	Canadian Dollars	1,350,000	U.S. Dollars	1,057,092	Morgan Stanley	(6,554)
05/17/22	U.S. Dollars	270,681	Mexican Pesos	5,700,000	JPMorgan Chase	(7,703)
07/19/22	Japanese Yen	27,791,000	U.S. Dollars	224,883	Goldman Sachs	(9,975)
07/19/22	Mexican Pesos	22,680,000	U.S. Dollars	1,117,598	Citibank	(23,636)
07/19/22	Australian Dollars	1,370,000	U.S. Dollars	1,017,948	Citibank	(48,591)
07/19/22	Norwegian Kroner	18,010,000	U.S. Dollars	2,029,488	Morgan Stanley	(108,446)
Total Unrealized Depreciation						$ (218,210)
Net Unrealized Depreciation						$(126,659)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Global Income Fund
Written Put Option Contracts outstanding at April 30, 2022: Over the Counter

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value
Mexican Peso vs. U.S. Dollar	JPMorgan Chase	1	USD	1,000,000	MXN	20.42	5/16/2022	$ (9,491)
Total Written OTC Put Options Contracts (Premiums Received $6,910)								$(9,491)
Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2022, in valuing the Fund's investments carried at fair value:
Morningstar Global Income Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Asset-Backed Securities	$ —	$ 6,186,309	$ —	$ 6,186,309
Common Stocks	57,781,655	56,095,447	—*	113,877,102
Corporate Bonds	—	29,888,141	—	29,888,141
Foreign Issuer Bonds	—	16,952,287	—	16,952,287
Master Limited Partnerships	1,724,675	—	—	1,724,675
Mortgage-Backed Securities	—	6,422,341	—	6,422,341
Term Loans	—	24,636,533	—	24,636,533
U.S. Government Obligations	—	11,805,753	—	11,805,753
Investment Companies	21,693,535	—	—	21,693,535
Short-Term Investments	23,194,068	—	—	23,194,068
Purchased Options	13,500	20,438	—	33,938
Total Investments	$104,407,433	$152,007,249	$ —	$256,414,682

*Includes securities determined to have no value as of April 30, 2022.

Morningstar Global Income Fund	Level 1	Level 2	Level 3	Totals
Derivative Financial Instruments
Assets:
Futures Contracts	$ 264,305	$ —	$—	$ 264,305
Forward Foreign Currency Exchange Contracts	—	91,551	—	91,551
Total Assets - Derivative Financial Instruments	$ 264,305	$ 91,551	$—	$ 355,856
Liabilities:
Futures Contracts	$(406,786)	$ —	$—	$(406,786)
Forward Foreign Currency Exchange Contracts	—	(218,210)	—	(218,210)
Written Options	—	(9,491)	—	(9,491)
Total Liabilities - Derivative Financial Instruments	$(406,786)	$(227,701)	$—	$(634,487)
Net Derivative Financial Instruments	$(142,481)	$(136,150)	$—	$(278,631)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments
Morningstar Total Return Bond Fund
	Par (a)	Value
Long Positions – 108.5%
Asset-Backed Securities – 4.0%
Automobile – 0.3%
Avis Budget Rental Car Funding AESOP LLC,
Series 2020-2A, Class A, 2.02%, 2/20/27(b)	$730,000	$ 682,741
Series 2021-1A, Class A, 1.38%, 8/20/27(b)	740,000	665,308
Hertz Vehicle Financing LLC,
Series 2021-1A, Class A, 1.21%, 12/26/25(b)	630,000	591,795
Series 2021-1A, Class C, 2.05%, 12/26/25(b)	420,000	394,923
		2,334,767
Home Equity – 0.1%
Bayview Financial Mortgage Pass-Through Trust, Series 2006-A, Class M3, (1M USD LIBOR + 0.98%), 1.72%, 2/28/41(c)	135,641	135,202
GSAA Home Equity Trust, Series 2006-4, Class 1A1, 2.95%, 3/25/36(d)	47,936	37,559
Option One Mortgage Loan Trust, Series 2004-3, Class M1, (1M USD LIBOR + 0.78%, 0.78% Floor), 1.45%, 11/25/34(c)	120,166	118,156
Renaissance Home Equity Loan Trust, Series 2005-2, Class AV3, (1M USD LIBOR + 0.37%, 0.37% Floor, 14.00% Cap), 1.04%, 8/25/35(c)	320,044	300,352
		591,269
Other – 3.4%
522 Funding CLO Ltd., Series 2020-6A, Class A1R, (3M USD LIBOR + 1.15%, 1.15% Floor), 2.33%, 10/23/34(b)(c)	610,000	600,678
ABPCI Direct Lending Fund CLO X L.P., Series 2020-10A, Class A1A, (3M USD LIBOR + 1.95%, 1.95% Floor), 3.01%, 1/20/32(b)(c)	400,000	399,427
Ajax Mortgage Loan Trust,
Series 2019-A, Class A, 3.75%, 8/25/57(b)(d)	174,853	174,526
Series 2019-B, Class A, 3.75%, 1/25/59(b)(d)	244,839	245,287
	Par (a)	Value
Other (Continued)

Allegro CLO XI Ltd., Series 2019-2A, Class A1A, (3M USD LIBOR + 1.39%, 1.39% Floor), 2.43%, 1/19/33(b)(c)	$250,000	$248,895
AMMC CLO Ltd., Series 2017-21A, Class A, (3M USD LIBOR + 1.25%), 2.54%, 11/02/30(b)(c)	250,000	249,247
Anchorage Capital CLO Ltd., Series 2013-1A, Class A1R, (3M USD LIBOR + 1.25%), 2.27%, 10/13/30(b)(c)	500,000	498,493
Applebee's Funding LLC/IHOP Funding LLC, Series 2019-1A, Class A2I, 4.19%, 6/05/49(b)	376,200	371,996
Arbor Realty Commercial Real Estate Notes Ltd., Series 2022-FL1, Class A, (30D Average SOFR + 1.45%, 1.45% Floor), 1.72%, 1/15/37(b)(c)	378,000	374,915
Ares LXIII CLO Ltd., Series 2022-63A, Class A1A, (3M CME Term SOFR + 1.38%, 1.38% Floor), 2.27%, 4/20/35(b)(c)	540,000	534,793
ARES XLIV CLO Ltd., Series 2017-44A, Class A1R, (3M USD LIBOR + 1.08%, 1.08% Floor), 2.12%, 4/15/34(b)(c)	460,000	451,277
Atrium IX, Series 9A, Class AR2, (3M USD LIBOR + 0.99%, 0.99% Floor), 1.50%, 5/28/30(b)(c)	530,000	526,830
Babson CLO Ltd., Series 2015-IA, Class AR, (3M USD LIBOR + 0.99%, 0.99% Floor), 2.05%, 1/20/31(b)(c)	250,000	247,886
Ballyrock CLO Ltd., Series 2019-2A, Class A1BR, (3M USD LIBOR + 1.20%, 1.20% Floor), 1.68%, 11/20/30(b)(c)	250,000	248,881
Basswood Park CLO Ltd, Series 2021-1A, Class A, (3M USD LIBOR + 1.00%, 1.00% Floor), 2.06%, 4/20/34(b)(c)	800,000	783,151

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Other (Continued)

Bayview Commercial Asset Trust, Series 2007-4A, Class A1, (1M USD LIBOR + 0.45%, 0.45% Floor), 1.12%, 9/25/37(b)(c)	$307,709	$289,556
BCRED MML CLO LLC, Series 2022-1A, Class A1, (3M CME Term SOFR + 1.65%, 1.65% Floor), 2.24%, 4/20/35(b)(c)	430,000	428,691
BlueMountain CLO Ltd.,
Series 2013-2A, Class A1R, (3M USD LIBOR + 1.18%), 2.32%, 10/22/30(b)(c)	245,096	244,334
Series 2015-3A, Class A1R, (3M USD LIBOR + 1.00%), 2.06%, 4/20/31(b)(c)	250,000	247,813
Carlyle Global Market Strategies CLO Ltd.,
Series 2014-2RA, Class A1, (3M USD LIBOR + 1.05%), 1.56%, 5/15/31(b)(c)	729,370	722,730
Series 2014-3RA, Class A1A, (3M USD LIBOR + 1.05%), 2.27%, 7/27/31(b)(c)	247,958	245,537

Cayuga Park CLO Ltd., Series 2020-1A, Class AR, (3M USD LIBOR + 1.12%, 1.12% Floor), 2.16%, 7/17/34(b)(c)	440,000	433,934
Cerberus Loan Funding XXVIII L.P., Series 2020-1A, Class A, (3M USD LIBOR + 1.85%, 1.85% Floor), 2.89%, 10/15/31(b)(c)	125,000	125,634
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4, Class M3A, (1M USD LIBOR + 2.50%, 2.50% Floor), 3.17%, 7/25/37(c)	500,000	516,288
Dryden 87 CLO Ltd., Series 2021-87A, Class A1, (3M USD LIBOR + 1.10%, 1.10% Floor), 1.58%, 5/20/34(b)(c)	770,000	762,191
First Franklin Mortgage Loan Trust,
Series 2003-FF4, Class M1, (1M USD LIBOR + 1.80%, 1.80% Floor), 2.26%, 10/25/33(c)	294,237	290,935
	Par (a)	Value
Other (Continued)
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A1, (1M USD LIBOR + 0.24%, 0.24% Floor), 0.91%, 10/25/36(c)	$ 30,592	$ 22,664
Series 2006-FF13, Class A2C, (1M USD LIBOR + 0.32%, 0.32% Floor), 0.99%, 10/25/36(c)	17,849	13,497

GCI Funding I LLC, Series 2021-1, Class A, 2.38%, 6/18/46(b)	580,020	524,816
Generate CLO 3 Ltd., Series 2016-1A, Class BR, (3M USD LIBOR + 1.75%), 2.81%, 10/20/29(b)(c)	500,000	497,600
Golub Capital Partners CLO Ltd., Series 2015-25A, Class AR, (3M USD LIBOR + 1.38%, 1.38% Floor), 1.70%, 5/05/30(b)(c)	590,000	586,163
Hardee's Funding LLC, Series 2021-1A, Class A2, 2.87%, 6/20/51(b)	416,850	367,258
HGI CRE CLO Ltd., Series 2021-FL1, Class A, (1M USD LIBOR + 1.05%, 1.05% Floor), 1.60%, 6/16/36(b)(c)	600,000	593,435
Hildene Community Funding CDO Ltd., Series 2015-1A, Class ARR, 2.60%, 11/01/35(b)	460,000	421,449
Home Equity Asset Trust, Series 2006-4, Class 2A4, (1M USD LIBOR + 0.56%, 0.56% Floor), 1.23%, 8/25/36(c)	441,682	436,629
ICG U.S. CLO Ltd., Series 2015-2RA, Class A1, (3M USD LIBOR + 1.37%, 1.37% Floor), 2.41%, 1/16/33(b)(c)	500,000	497,286
KKR CLO 32 Ltd., Series 32A, Class A1, (3M USD LIBOR + 1.32%, 1.32% Floor), 2.36%, 1/15/32(b)(c)	150,000	149,243
KREF Ltd., Series 2022-FL3, Class A, (1M CME Term SOFR + 1.45%, 1.45% Floor), 1.97%, 2/17/39(b)(c)	820,000	811,752

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Other (Continued)

LCM Loan Income Fund I Income Note Issuer Ltd., Series 27A, Class A1, (3M USD LIBOR + 1.08%), 2.12%, 7/16/31(b)(c)	$ 250,000	$ 248,256
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, (Step to 6.20% on 8/25/22), 3.20%, 5/25/59(b)(e)	575,952	575,407
Long Beach Mortgage Loan Trust, Series 2006-6, Class 2A3, (1M USD LIBOR + 0.30%, 0.30% Floor), 0.97%, 7/25/36(c)	757,133	346,697
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, (3M USD LIBOR + 0.95%, 0.95% Floor), 1.99%, 4/19/30(b)(c)	487,726	484,474
Merrill Lynch Mortgage Investors Trust, Series 2004-WMC5, Class M1, (1M USD LIBOR + 0.93%, 0.93% Floor), 1.60%, 7/25/35(c)	173,728	170,919
Myers Park CLO Ltd., Series 2018-1A, Class B1, (3M USD LIBOR + 1.60%, 1.60% Floor), 2.66%, 10/20/30(b)(c)	250,000	245,769
NP SPE X L.P., Series 2021-1A, Class A1, 2.23%, 3/19/51(b)	780,000	710,859
Oaktree CLO Ltd., Series 2015-1A, Class A1R, (3M USD LIBOR + 0.87%), 1.93%, 10/20/27(b)(c)	58,798	58,685
Octagon Investment Partners XXI Ltd.,
Series 2012-1A, Class AARR, (3M USD LIBOR + 0.95%, 0.95% Floor), 1.99%, 7/15/29(b)(c)	1,450,000	1,437,770
Series 2012-1A, Class AAR3, (3M USD LIBOR + 1.00%, 1.00% Floor), 1.39%, 2/14/31(b)(c)	260,000	256,960

OHA Credit Funding 7 Ltd., Series 2020-7A, Class AR, (3M CME Term SOFR + 1.30%, 1.30% Floor), 2.15%, 2/24/37(b)(c)	350,000	344,986
	Par (a)	Value
Other (Continued)

Owl Rock CLO III Ltd., Series 2020-3A, Class A1L, (3M USD LIBOR + 1.80%), 2.86%, 4/20/32(b)(c)	$270,000	$272,293
Palmer Square CLO Ltd., Series 2018-2A, Class A1A, (3M USD LIBOR + 1.10%), 2.14%, 7/16/31(b)(c)	500,000	496,381
Point Au Roche Park CLO Ltd., Series 2021-1A, Class A, (3M USD LIBOR + 1.08%, 1.08% Floor), 2.14%, 7/20/34(b)(c)	620,000	609,268
REESE PARK CLO Ltd., Series 2020-1A, Class AR, (3M USD LIBOR + 1.13%, 1.13% Floor), 2.17%, 10/15/34(b)(c)	740,000	729,787
RR 3 Ltd., Series 2018-3A, Class A1R2, (3M USD LIBOR + 1.09%, 1.09% Floor), 2.13%, 1/15/30(b)(c)	250,000	248,733
SBA Small Business Investment Cos.,
Series 2019-10A, Class 1, 3.11%, 3/10/29	70,657	68,652
Series 2021-10A, Class 1, 1.67%, 3/10/31	225,889	206,160

Silver Rock CLO I Ltd., Series 2020-1A, Class A, (3M USD LIBOR + 1.65%, 1.65% Floor), 2.71%, 10/20/31(b)(c)	440,000	439,757
Structured Asset Investment Loan Trust, Series 2004-7, Class A8, (1M USD LIBOR + 1.20%, 1.20% Floor), 1.87%, 8/25/34(c)	209,235	206,074
STWD Ltd., Series 2022-FL3, Class A, (30D Average SOFR + 1.35%, 1.35% Floor), 1.62%, 11/15/38(b)(c)	630,000	623,554
Sunrun Vulcan Issuer LLC, Series 2021-1A, Class A, 2.46%, 1/30/52(b)	611,198	562,397
Towd Point Mortgage Trust,
Series 2016-3, Class B1, 4.08%, 4/25/56(b)(d)	190,000	188,278
Series 2017-4, Class B2, 3.41%, 6/25/57(b)(d)	330,000	298,429

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Other (Continued)
Towd Point Mortgage Trust,
Series 2020-2, Class M1B, 3.00%, 4/25/60(b)(d)	$240,000	$ 213,639

TRTX Issuer Ltd., Series 2022-FL5, Class A, (30D Average SOFR + 1.65%, 1.65% Floor), 1.92%, 2/15/39(b)(c)	810,000	802,034
United States Small Business Administration,
Series 2019-20D, Class 1, 2.98%, 4/01/39	37,762	36,551
Series 2019-25G, Class 1, 2.69%, 7/01/44	67,061	64,429

Venture 31 CLO Ltd., Series 2018-31A, Class A1, (3M USD LIBOR + 1.03%, 1.03% Floor), 2.09%, 4/20/31(b)(c)	410,000	406,255
Voya CLO Ltd.,
Series 2018-2A, Class A1, (3M USD LIBOR + 1.00%, 1.00% Floor), 2.04%, 7/15/31(b)(c)	570,000	564,750
Series 2018-4A, Class A1AR, (3M USD LIBOR + 1.04%, 1.04% Floor), 2.08%, 1/15/32(b)(c)	680,000	672,139
Series 2017-3A, Class A1R, (3M USD LIBOR + 1.04%), 2.10%, 4/20/34(b)(c)	230,000	225,092

Whitebox CLO II Ltd., Series 2020-2A, Class A1R, (3M USD LIBOR + 1.22%, 1.22% Floor), 2.40%, 10/24/34(b)(c)	290,000	286,545
Whitebox CLO III Ltd., Series 2021-3A, Class A1, (3M USD LIBOR + 1.22%, 1.22% Floor), 2.26%, 10/15/34(b)(c)	420,000	415,018
		28,702,714
Student Loan – 0.2%
Navient Student Loan Trust,
Series 2017-1A, Class A3, (1M USD LIBOR + 1.15%), 1.82%, 7/26/66(b)(c)	248,508	248,284
	Par (a)	Value
Student Loan (Continued)
Navient Student Loan Trust,
Series 2017-2A, Class A, (1M USD LIBOR + 1.05%), 1.72%, 12/27/66(b)(c)	$110,515	$ 110,790

SLM Private Credit Student Loan Trust, Series 2006-B, Class A5, (3M USD LIBOR + 0.27%), 1.10%, 12/15/39(c)	210,592	201,402
SLM Private Education Loan Trust, Series 2010-C, Class A5, (1M USD LIBOR + 4.75%), 5.30%, 10/15/41(b)(c)	267,219	295,682
SMB Private Education Loan Trust 2021-A, Series 2021-A, Class A2B, 1.59%, 1/15/53(b)	670,000	619,376
Sofi Professional Loan Program Trust, Series 2018-B, Class A2FX, 3.34%, 8/25/47(b)	88,277	88,094
		1,563,628
Total Asset-Backed Securities (Cost $34,091,984)		33,192,378

Corporate Bonds – 22.4%
Advertising – 0.0%(f)
Interpublic (The) Group of Cos., Inc, 4.75%, 3/30/30	97,000	98,987
Lamar Media Corp., 3.75%, 2/15/28	8,000	7,320
Outfront Media Capital LLC/Outfront Media Capital Corp.,
5.00%, 8/15/27(b)	82,000	78,002
4.63%, 3/15/30(b)	7,000	6,264
		190,573
Aerospace/Defense – 1.0%
Boeing (The) Co.,
1.43%, 2/04/24	110,000	105,691
4.88%, 5/01/25	360,000	364,501
2.20%, 2/04/26	390,000	355,715
3.10%, 5/01/26	40,000	37,832
2.70%, 2/01/27	30,000	27,619
2.80%, 3/01/27	40,000	36,881
3.20%, 3/01/29	130,000	116,971
5.15%, 5/01/30	470,000	466,282
3.25%, 2/01/35	290,000	232,258
5.71%, 5/01/40	170,000	169,848
3.75%, 2/01/50	300,000	229,608
5.81%, 5/01/50	430,000	430,025

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
		Par (a)	Value
Aerospace/Defense (Continued)
Boeing (The) Co.,
5.93%, 5/01/60		$140,000	$ 138,620
General Dynamics Corp.,
3.63%, 4/01/30		58,000	56,907
4.25%, 4/01/40		10,000	9,875
4.25%, 4/01/50		70,000	69,856
L3Harris Technologies, Inc.,
3.95%, 5/28/24		62,000	62,811
4.40%, 6/15/28		399,000	398,993
1.80%, 1/15/31		328,000	269,041
Lockheed Martin Corp.,
3.55%, 1/15/26		120,000	120,904
6/15/32 (g)		130,000	128,989
3.60%, 3/01/35		222,000	210,312
3.80%, 3/01/45		82,000	75,992
2.80%, 6/15/50		49,000	37,864
6/15/53 (g)		460,000	445,972
Northrop Grumman Corp.,
2.93%, 1/15/25		40,000	39,287
3.25%, 1/15/28		787,000	755,360
4.03%, 10/15/47		273,000	251,509
5.25%, 5/01/50		785,000	855,827
Raytheon Technologies Corp.,
3.15%, 12/15/24		105,000	103,899
7.20%, 8/15/27		26,000	29,629
7.00%, 11/01/28		90,000	102,739
4.13%, 11/16/28		630,000	630,436
2.25%, 7/01/30		100,000	86,761
2.38%, 3/15/32		166,000	142,678
4.50%, 6/01/42		46,000	45,578
4.15%, 5/15/45		150,000	140,074
3.75%, 11/01/46		50,000	44,221
4.63%, 11/16/48		40,000	40,752
3.13%, 7/01/50		460,000	366,387
2.82%, 9/01/51		225,000	166,500
3.03%, 3/15/52		122,000	94,109
			8,495,113
Agriculture – 0.3%
Altria Group, Inc.,
2.35%, 5/06/25		30,000	28,586
4.40%, 2/14/26		172,000	173,877
2.20%, 6/15/27	EUR	100,000	102,835
4.80%, 2/14/29		240,000	237,705
3.13%, 6/15/31	EUR	205,000	208,670
2.45%, 2/04/32		180,000	144,042
5.80%, 2/14/39		202,000	200,066
3.40%, 2/04/41		233,000	170,474
5.95%, 2/14/49		325,000	317,363
6.20%, 2/14/59		24,000	23,971
		Par (a)	Value
Agriculture (Continued)

Cargill, Inc., 1.38%, 7/23/23(b)		$110,000	$ 107,959
Darling Ingredients, Inc., 5.25%, 4/15/27(b)		18,000	18,000
Philip Morris International, Inc.,
1.13%, 5/01/23		70,000	68,902
2.10%, 5/01/30		70,000	59,802
1.45%, 8/01/39	EUR	200,000	148,238
4.50%, 3/20/42		60,000	55,108
			2,065,598
Airlines – 0.2%
American Airlines Pass Through Trust,
Series 2015-2, Class B, 4.40%, 9/22/23		16,196	15,731
Series 2016-1, Class B, 5.25%, 1/15/24		88,607	86,657
Series 2017-1, Class B, 4.95%, 2/15/25		12,336	11,737
Series 2015-2, Class AA, 3.60%, 9/22/27		12,884	12,302
Series 2016-1, Class AA, 3.58%, 1/15/28		73,812	69,998
Series 2019-1, Class B, 3.85%, 2/15/28		64,839	58,675
Series 2016-2, Class AA, 3.20%, 6/15/28		22,935	21,506
Series 2016-3, Class AA, 3.00%, 10/15/28		110,525	101,568
Series 2017-1, Class AA, 3.65%, 2/15/29		19,695	18,662
Series 2019-1, Class AA, 3.15%, 2/15/32		66,868	60,198
Delta Air Lines Pass Through Trust,
Series 2019-1, Class AA, 3.20%, 4/25/24		137,000	134,853
Series 2015-1, Class AA, 3.63%, 7/30/27		53,790	52,005
Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/25(b)		220,000	218,511
4.75%, 10/20/28(b)		260,000	256,968
United Airlines Pass Through Trust,
Series 2016-2, Class B, 3.65%, 10/07/25		2,458	2,283
Series 2020-1, Class B, 4.88%, 1/15/26		53,950	51,994
Series 2014-1, Class A, 4.00%, 4/11/26		86,176	85,331
Series 2020-1, Class A, 5.88%, 10/15/27		376,845	384,679

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Airlines (Continued)
United Airlines Pass Through Trust,
Series 2015-1, Class AA, 3.45%, 12/01/27	$ 734	$ 711
Series 2019-2, Class B, 3.50%, 5/01/28	47,299	43,082
Series 2016-1, Class AA, 3.10%, 7/07/28	2,288	2,135
Series 2016-2, Class AA, 2.88%, 10/07/28	16,767	15,543
Series 2018-1, Class AA, 3.50%, 3/01/30(h)	15,010	13,903
Series 2019-2, Class AA, 2.70%, 5/01/32	54,603	48,616
		1,767,648
Apparel – 0.0%(f)
NIKE, Inc.,
2.40%, 3/27/25	60,000	58,670
2.75%, 3/27/27	100,000	96,534
2.85%, 3/27/30	100,000	93,090
3.25%, 3/27/40	50,000	44,298
3.38%, 3/27/50	20,000	17,583
		310,175
Auto Manufacturers – 0.2%
Ford Motor Co., 3.25%, 2/12/32	21,000	17,066
General Motors Co.,
4.88%, 10/02/23	560,000	571,474
6.60%, 4/01/36	10,000	10,776
5.95%, 4/01/49	70,000	70,025
General Motors Financial Co., Inc.,
3.70%, 5/09/23	68,000	68,350
1.70%, 8/18/23	203,000	198,964
5.10%, 1/17/24	70,000	71,569
1.05%, 3/08/24	269,000	256,777
2.75%, 6/20/25	359,000	344,007
2.40%, 10/15/28	139,000	118,918
3.10%, 1/12/32	60,000	50,603
		1,778,529
Banks – 6.0%
Bank of America Corp.,
(3M USD LIBOR + 0.79%), 3.00%, 12/20/23(i)	93,000	92,782
(3M USD LIBOR + 0.78%), 3.55%, 3/05/24(i)	93,000	93,059
4.20%, 8/26/24	60,000	60,551
(SOFR + 0.74%), 0.81%, 10/24/24(i)	39,000	37,433
3.95%, 4/21/25	79,000	78,592
	Par (a)	Value
Banks (Continued)
Bank of America Corp.,
(3M USD LIBOR + 0.87%), 2.46%, 10/22/25(i)	$ 232,000	$ 223,361
(3M USD LIBOR + 0.81%), 3.37%, 1/23/26(i)	62,000	60,642
(SOFR + 1.33%), 3.38%, 4/02/26(i)	287,000	280,764
(SOFR + 1.15%), 1.32%, 6/19/26(i)	290,000	265,738
4.25%, 10/22/26	680,000	678,502
(SOFR + 1.01%), 1.20%, 10/24/26(i)	85,000	76,700
(SOFR + 0.91%), 1.66%, 3/11/27(i)	893,000	808,635
(3M USD LIBOR + 1.06%), 3.56%, 4/23/27(i)	384,000	372,568
(SOFR + 0.96%), 1.73%, 7/22/27(i)	662,000	594,068
(3M USD LIBOR + 1.58%), 3.82%, 1/20/28(i)	398,000	386,932
(SOFR + 1.05%), 2.55%, 2/04/28(h)(i)	202,000	186,577
(3M USD LIBOR + 2.93%), 5.88%, 3/15/28(i)(j)	171,000	163,698
(3M USD LIBOR + 1.51%), 3.71%, 4/24/28(i)	252,000	243,058
(SOFR + 1.58%), 4.38%, 4/27/28(i)	910,000	908,298
(3M USD LIBOR + 1.37%), 3.59%, 7/21/28(i)	239,000	229,683
(3M USD LIBOR + 1.04%), 3.42%, 12/20/28(i)	600,000	567,714
(3M USD LIBOR + 1.07%), 3.97%, 3/05/29(i)	138,000	133,444
(3M USD LIBOR + 1.21%), 3.97%, 2/07/30(i)	1,127,000	1,087,945
(3M USD LIBOR + 1.18%), 3.19%, 7/23/30(i)	166,000	151,782
(3M USD LIBOR + 1.19%), 2.88%, 10/22/30(i)	393,000	351,085
(SOFR + 2.15%), 2.59%, 4/29/31(i)	1,176,000	1,015,385
(SOFR + 1.53%), 1.90%, 7/23/31(i)	200,000	163,421
(SOFR + 1.22%), 2.30%, 7/21/32(i)	260,000	214,660
(SOFR + 1.21%), 2.57%, 10/20/32(i)	508,000	429,156
(SOFR + 1.33%), 2.97%, 2/04/33(i)	1,585,000	1,379,190
(SOFR + 1.83%), 4.57%, 4/27/33(i)	535,000	532,621
5.00%, 1/21/44	170,000	173,454
(3M USD LIBOR + 1.52%), 4.33%, 3/15/50(i)	30,000	28,218

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Banks (Continued)
Bank of America Corp.,
(3M USD LIBOR + 3.15%), 4.08%, 3/20/51(i)	$ 450,000	$ 404,156
Bank of New York Mellon (The) Corp.,
1.60%, 4/24/25	60,000	56,921
(5Y US Treasury CMT + 3.35%), 3.70%, 3/20/26(i)(j)	90,000	83,250
(3M USD LIBOR + 3.13%), 4.63%, 9/20/26(i)(j)	136,000	127,160
Citigroup, Inc.,
(SOFR + 1.67%), 1.68%, 5/15/24(i)	120,000	118,228
5.50%, 9/13/25	120,000	125,152
(SOFR + 0.69%), 2.01%, 1/25/26(i)	237,000	224,058
(5Y US Treasury CMT + 3.42%), 3.88%, 2/18/26(i)(j)	82,000	74,072
(SOFR + 1.53%), 3.29%, 3/17/26(i)	545,000	531,467
(SOFR + 2.84%), 3.11%, 4/08/26(i)	80,000	77,396
(SOFR + 1.28%), 3.07%, 2/24/28(i)	610,000	573,043
(3M USD LIBOR + 1.39%), 3.67%, 7/24/28(i)	617,000	593,418
(3M USD LIBOR + 1.15%), 3.52%, 10/27/28(i)	1,213,000	1,153,921
(3M USD LIBOR + 1.19%), 4.08%, 4/23/29(i)	150,000	145,364
(3M USD LIBOR + 1.34%), 3.98%, 3/20/30(i)	550,000	526,073
(SOFR + 1.42%), 2.98%, 11/05/30(i)	519,000	463,542
(SOFR + 3.91%), 4.41%, 3/31/31(i)	290,000	283,252
(SOFR + 2.11%), 2.57%, 6/03/31(i)	760,000	652,029
(SOFR + 1.35%), 3.06%, 1/25/33(i)	98,000	85,571
(SOFR + 1.94%), 3.79%, 3/17/33(i)	340,000	314,801
8.13%, 7/15/39	580,000	798,592
4.65%, 7/23/48	30,000	29,564

Citizens Financial Group, Inc., 3.25%, 4/30/30	58,000	53,027
Goldman Sachs Group (The), Inc.,
3.63%, 2/20/24	120,000	120,223
4.00%, 3/03/24	418,000	421,772
3.00%, 3/15/24	382,000	378,950
3.85%, 7/08/24	30,000	30,166
	Par (a)	Value
Banks (Continued)
Goldman Sachs Group (The), Inc.,
3.50%, 4/01/25	$ 575,000	$ 566,315
(3M USD LIBOR + 1.20%), 3.27%, 9/29/25(i)	69,000	67,889
(SOFR + 0.61%), 0.86%, 2/12/26(i)	77,000	70,299
3.75%, 2/25/26	18,000	17,878
3.50%, 11/16/26	672,000	655,301
3.85%, 1/26/27	547,000	534,731
(SOFR + 0.80%), 1.43%, 3/09/27(i)	277,000	247,269
(SOFR + 1.11%), 2.64%, 2/24/28(i)	80,000	73,514
(SOFR + 1.85%), 3.62%, 3/15/28(i)	551,000	528,765
(3M USD LIBOR + 1.51%), 3.69%, 6/05/28(i)	59,000	56,581
(3M USD LIBOR + 1.16%), 3.81%, 4/23/29(i)	400,000	383,735
(3M USD LIBOR + 1.30%), 4.22%, 5/01/29(i)	2,009,000	1,961,187
(SOFR + 1.28%), 2.62%, 4/22/32(i)	130,000	109,958
(SOFR + 1.26%), 2.65%, 10/21/32(i)	359,000	302,828
(SOFR + 1.41%), 3.10%, 2/24/33(i)	751,000	656,305
(SOFR + 1.51%), 3.21%, 4/22/42(i)	80,000	64,387
(SOFR + 1.47%), 2.91%, 7/21/42(i)	160,000	122,033
5.15%, 5/22/45	410,000	410,302
4.75%, 10/21/45	230,000	227,586
JPMorgan Chase & Co.,
(SOFR + 1.46%), 1.51%, 6/01/24(i)	310,000	305,073
(3M USD LIBOR + 1.00%), 4.02%, 12/05/24(i)	559,000	561,528
(3M CME Term SOFR + 1.59%), 2.01%, 3/13/26(i)	732,000	689,606
(SOFR + 1.85%), 2.08%, 4/22/26(i)	200,000	188,086
(SOFR + 1.32%), 4.08%, 4/26/26(i)	880,000	877,768
(3M USD LIBOR + 1.25%), 3.96%, 1/29/27(i)	35,000	34,632
(SOFR + 0.89%), 1.58%, 4/22/27(i)	530,000	479,449
(3M USD LIBOR + 1.34%), 3.78%, 2/01/28(i)	610,000	591,891
(SOFR + 1.17%), 2.95%, 2/24/28(i)	244,000	229,699

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Banks (Continued)
JPMorgan Chase & Co.,
(3M USD LIBOR + 1.38%), 3.54%, 5/01/28(i)	$ 428,000	$ 410,672
(3M USD LIBOR + 1.12%), 4.01%, 4/23/29(i)	125,000	121,925
(3M USD LIBOR + 1.33%), 4.45%, 12/05/29(i)	929,000	920,199
(SOFR + 2.04%), 2.52%, 4/22/31(i)	510,000	443,047
(SOFR + 1.25%), 2.58%, 4/22/32(i)	320,000	273,990
(SOFR + 1.18%), 2.55%, 11/08/32(i)	130,000	110,062
(SOFR + 1.26%), 2.96%, 1/25/33(i)	469,000	412,613
(SOFR + 1.80%), 4.59%, 4/26/33(i)	175,000	175,792
4.95%, 6/01/45	220,000	220,232
(3M USD LIBOR + 1.58%), 4.26%, 2/22/48(i)	151,000	140,241
(3M USD LIBOR + 1.46%), 4.03%, 7/24/48(i)	52,000	46,605
(3M USD LIBOR + 1.22%), 3.90%, 1/23/49(i)	24,000	21,160
(SOFR + 2.44%), 3.11%, 4/22/51(i)	50,000	38,488
Morgan Stanley,
(SOFR + 0.62%), 0.73%, 4/05/24(i)	1,602,000	1,559,839
(3M USD LIBOR + 0.85%), 3.74%, 4/24/24(i)	475,000	474,779
(SOFR + 1.16%), 3.62%, 4/17/25(i)	710,000	706,329
3.88%, 1/27/26	87,000	86,240
(SOFR + 1.99%), 2.19%, 4/28/26(i)	460,000	433,833
3.63%, 1/20/27	543,000	529,526
(SOFR + 0.88%), 1.59%, 5/04/27(i)	190,000	170,850
(SOFR + 0.86%), 1.51%, 7/20/27(i)	119,000	105,935
(SOFR + 1.61%), 4.21%, 4/20/28(i)	165,000	163,676
(3M USD LIBOR + 1.34%), 3.59%, 7/22/28(i)	444,000	425,273
(3M USD LIBOR + 1.14%), 3.77%, 1/24/29(i)	370,000	356,734
(3M USD LIBOR + 1.63%), 4.43%, 1/23/30(i)	838,000	829,248
(SOFR + 1.14%), 2.70%, 1/22/31(i)	1,111,000	976,426
(SOFR + 3.12%), 3.62%, 4/01/31(i)	420,000	392,996
(SOFR + 1.02%), 1.93%, 4/28/32(i)	63,000	50,748
	Par (a)	Value
Banks (Continued)
Morgan Stanley,
(SOFR + 1.18%), 2.24%, 7/21/32(i)	$ 265,000	$ 218,739
(SOFR + 1.20%), 2.51%, 10/20/32(i)	314,000	263,969
(SOFR + 1.29%), 2.94%, 1/21/33(i)	376,000	327,767

State Street Corp., (3M USD LIBOR + 2.54%), 5.63%, 12/15/23(i)(j)	292,000	279,056
U.S. Bancorp, 1.45%, 5/12/25	250,000	235,491
Wells Fargo & Co.,
3.75%, 1/24/24	160,000	161,180
(SOFR + 1.32%), 3.91%, 4/25/26(i)	460,000	456,766
(SOFR + 2.00%), 2.19%, 4/30/26(i)	570,000	538,414
3.00%, 10/23/26	80,000	76,388
4.30%, 7/22/27	270,000	269,658
(3M USD LIBOR + 1.31%), 3.58%, 5/22/28(i)	300,000	287,543
(SOFR + 2.10%), 2.39%, 6/02/28(i)	130,000	118,265
4.15%, 1/24/29	820,000	810,096
(SOFR + 1.43%), 2.88%, 10/30/30(i)	250,000	224,088
(SOFR + 4.03%), 4.48%, 4/04/31(i)	333,000	331,647
(SOFR + 1.50%), 3.35%, 3/02/33(i)	80,000	72,688
4.40%, 6/14/46	40,000	37,091
4.75%, 12/07/46	370,000	362,361
(SOFR + 4.50%), 5.01%, 4/04/51(i)	2,210,000	2,298,457
(SOFR + 2.13%), 4.61%, 4/25/53(i)	100,000	98,457
		49,595,058
Beverages – 0.1%
Coca-Cola (The) Co.,
3.38%, 3/25/27	280,000	279,398
1.45%, 6/01/27(h)	90,000	81,980
2.50%, 6/01/40	50,000	40,045
PepsiCo, Inc.,
0.75%, 5/01/23	120,000	118,048
2.25%, 3/19/25	10,000	9,759
2.63%, 3/19/27	10,000	9,644
1.63%, 5/01/30	40,000	34,161
2.88%, 10/15/49	40,000	32,480
		605,515

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Biotechnology – 0.1%
Amgen, Inc.,
4.40%, 5/01/45	$252,000	$234,217
4.20%, 2/22/52	34,000	30,609
Biogen, Inc.,
2.25%, 5/01/30	258,000	215,676
3.15%, 5/01/50(h)	75,000	52,187
Gilead Sciences, Inc.,
4.75%, 3/01/46	361,000	357,442
4.15%, 3/01/47	54,000	49,347
		939,478
Building Materials – 0.0%(f)
Carrier Global Corp.,
2.24%, 2/15/25	37,000	35,419
3.58%, 4/05/50	10,000	8,021

Masonite International Corp., 5.38%, 2/01/28(b)	33,000	31,594
Owens Corning, 3.95%, 8/15/29	16,000	15,647
Standard Industries, Inc.,
5.00%, 2/15/27(b)	33,000	31,268
4.75%, 1/15/28(b)	10,000	9,200
		131,149
Chemicals – 0.1%
DuPont de Nemours, Inc., 4.49%, 11/15/25	278,000	282,875
Ecolab, Inc., 2.75%, 8/18/55	97,000	71,003
LYB International Finance III LLC, 4.20%, 5/01/50	108,000	94,105
RPM International, Inc., 4.25%, 1/15/48	3,000	2,749
Sherwin-Williams (The) Co., 2.30%, 5/15/30	155,000	134,509
Westlake Corp., 3.38%, 8/15/61	103,000	73,858
		659,099
Commercial Services – 0.2%
Cintas Corp. No. 2, 3.70%, 4/01/27	20,000	19,869
Global Payments, Inc.,
1.20%, 3/01/26	359,000	322,478
4.80%, 4/01/26	237,000	242,401
2.15%, 1/15/27	80,000	72,532
4.45%, 6/01/28	45,000	44,792
3.20%, 8/15/29	208,000	189,207
2.90%, 5/15/30	166,000	146,138

Herc Holdings, Inc., 5.50%, 7/15/27(b)	72,000	70,538
Moody's Corp.,
3.25%, 1/15/28	50,000	48,255
	Par (a)	Value
Commercial Services (Continued)
Moody's Corp.,
3.75%, 2/25/52	$ 2,000	$ 1,702
3.10%, 11/29/61	111,000	78,684
PayPal Holdings, Inc.,
1.35%, 6/01/23	90,000	88,824
1.65%, 6/01/25	90,000	85,073
2.30%, 6/01/30	150,000	131,022

S&P Global, Inc., 4.75%, 8/01/28(b)	174,000	180,469
		1,721,984
Computers – 0.3%
Apple, Inc.,
0.75%, 5/11/23	39,000	38,432
1.13%, 5/11/25(h)	260,000	245,086
2.45%, 8/04/26	100,000	96,578
2.90%, 9/12/27	460,000	444,697
3.85%, 5/04/43	200,000	189,845
2.55%, 8/20/60	134,000	94,052
2.80%, 2/08/61	108,000	78,961
Dell International LLC/EMC Corp.,
8.35%, 7/15/46(h)	10,000	13,344
3.45%, 12/15/51(b)	85,000	59,937

Hewlett Packard Enterprise Co., 6.35%, 10/15/45	30,000	31,751
HP, Inc.,
2.65%, 6/17/31	50,000	41,285
6.00%, 9/15/41	22,000	22,885
International Business Machines Corp.,
3.00%, 5/15/24	270,000	268,704
4.25%, 5/15/49	100,000	94,102
3.43%, 2/09/52	140,000	115,134
Leidos, Inc.,
4.38%, 5/15/30	289,000	279,209
2.30%, 2/15/31	172,000	141,684

Seagate HDD Cayman, 4.09%, 6/01/29	70,000	62,125
Western Digital Corp., 2.85%, 2/01/29	296,000	262,165
		2,579,976
Cosmetics/Personal Care – 0.1%
GSK Consumer Healthcare Capital U.S. LLC, 3.63%, 3/24/32(b)	480,000	450,891
Procter & Gamble (The) Co.,
2.80%, 3/25/27	20,000	19,426
3.00%, 3/25/30	60,000	56,958
		527,275

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Distribution/Wholesale – 0.0%(f)
KAR Auction Services, Inc., 5.13%, 6/01/25(b)(h)	$ 59,000	$ 59,664
Diversified Financial Services – 0.4%
Air Lease Corp., 3.38%, 7/01/25	70,000	67,546
American Express Co.,
3.38%, 5/03/24	170,000	169,864
2.50%, 7/30/24	410,000	401,369
4.20%, 11/06/25	70,000	71,653
2.55%, 3/04/27	77,000	72,483
4.05%, 5/03/29	210,000	208,036
Blackstone Private Credit Fund,
3.25%, 3/15/27(b)	217,000	194,575
4.00%, 1/15/29(b)	154,000	137,981
Capital One Financial Corp.,
3.90%, 1/29/24	267,000	268,285
(SOFR + 1.79%), 3.27%, 3/01/30(i)	138,000	125,455
Charles Schwab (The) Corp.,
(5Y US Treasury CMT + 3.17%), 4.00%, 6/01/26(i)(j)	75,000	68,006
3.20%, 3/02/27	4,000	3,908
(10Y US Treasury CMT + 3.08%), 4.00%, 12/01/30(i)(j)	205,000	173,762

Discover Financial Services, 4.50%, 1/30/26	7,000	7,083
Intercontinental Exchange, Inc.,
3.75%, 9/21/28	51,000	50,328
2.10%, 6/15/30	157,000	135,764
1.85%, 9/15/32	64,000	51,734

Mastercard, Inc., 3.85%, 3/26/50	300,000	283,201
Navient Corp.,
7.25%, 9/25/23	19,000	19,475
5.88%, 10/25/24	28,000	27,790
6.75%, 6/25/25	30,000	29,925
6.75%, 6/15/26	28,000	27,511

Nuveen LLC, 4.00%, 11/01/28(b)	100,000	99,692
Synchrony Financial,
4.50%, 7/23/25	2,000	2,009
3.70%, 8/04/26	44,000	42,079

USAA Capital Corp., 2.13%, 5/01/30(b)	150,000	131,678
Vanguard Group (The), Inc., 3.05%, 8/22/50(k)	170,000	132,249
	Par (a)	Value
Diversified Financial Services (Continued)
Visa, Inc.,
3.15%, 12/14/25	$230,000	$ 228,382
4.30%, 12/14/45	170,000	170,688
		3,402,511
Electric – 1.1%
AEP Texas, Inc.,
3.95%, 6/01/28	212,000	208,557
3.45%, 1/15/50	28,000	22,319
3.45%, 5/15/51	124,000	97,732
AEP Transmission Co. LLC,
3.80%, 6/15/49	65,000	57,399
3.15%, 9/15/49	101,000	78,907
3.65%, 4/01/50	144,000	123,524
2.75%, 8/15/51	10,000	7,336
Alabama Power Co.,
3.75%, 3/01/45	101,000	86,784
3.70%, 12/01/47	53,000	46,209
3.45%, 10/01/49	47,000	38,563
Ameren Illinois Co.,
3.80%, 5/15/28	46,000	45,769
3.25%, 3/15/50	116,000	94,317

American Transmission Systems, Inc., 2.65%, 1/15/32(b)	203,000	176,561
Baltimore Gas and Electric Co.,
3.75%, 8/15/47	62,000	54,661
3.20%, 9/15/49	40,000	31,896
2.90%, 6/15/50	164,000	124,777
CenterPoint Energy Houston Electric LLC,
2.35%, 4/01/31	75,000	66,209
4.25%, 2/01/49	2,000	1,978
3.35%, 4/01/51	125,000	106,870
3.60%, 3/01/52	56,000	49,578

Cleveland Electric Illuminating (The) Co., 3.50%, 4/01/28(b)	100,000	94,141
Commonwealth Edison Co.,
4.00%, 3/01/49	67,000	61,984
3.00%, 3/01/50	52,000	40,974
3.13%, 3/15/51	55,000	44,192
3.85%, 3/15/52	32,000	29,332
Consolidated Edison Co. of New York, Inc.,
3.35%, 4/01/30	50,000	47,302
3.95%, 4/01/50	20,000	18,077
Consumers Energy Co.,
4.05%, 5/15/48	54,000	51,407
3.75%, 2/15/50	151,000	137,759
3.10%, 8/15/50	41,000	32,854

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Electric (Continued)
Consumers Energy Co.,
3.50%, 8/01/51	$ 75,000	$ 65,122
DTE Electric Co.,
4.05%, 5/15/48	10,000	9,470
3.95%, 3/01/49	160,000	147,744
3.65%, 3/01/52(h)	36,000	31,933
Duke Energy Carolinas LLC,
3.95%, 11/15/28	28,000	27,983
3.88%, 3/15/46	59,000	53,466
3.95%, 3/15/48	122,000	111,128
3.55%, 3/15/52	112,000	96,506
Duke Energy Florida LLC,
3.80%, 7/15/28	40,000	39,452
2.50%, 12/01/29	325,000	293,768
Duke Energy Progress LLC,
3.45%, 3/15/29	233,000	223,783
2.50%, 8/15/50	100,000	71,472

Edison International, 4.95%, 4/15/25	129,000	131,241
Entergy Louisiana LLC, 4.20%, 9/01/48	148,000	141,456
Exelon Corp.,
2.75%, 3/15/27(b)(h)	50,000	47,237
5.10%, 6/15/45	16,000	16,171
4.70%, 4/15/50	52,000	50,533
4.10%, 3/15/52(b)	55,000	48,835
FirstEnergy Corp.,
2.05%, 3/01/25	22,000	20,735
1.60%, 1/15/26	40,000	36,542
4.40%, 7/15/27	499,000	484,125
2.65%, 3/01/30	142,000	120,420
2.25%, 9/01/30	56,000	46,760
7.38%, 11/15/31	410,000	470,192
5.35%, 7/15/47	90,000	84,123
FirstEnergy Transmission LLC,
4.35%, 1/15/25(b)	285,000	284,393
4.55%, 4/01/49(b)	246,000	211,998
Florida Power & Light Co.,
5.25%, 2/01/41	5,000	5,443
4.05%, 10/01/44	33,000	31,581
3.70%, 12/01/47	125,000	114,262
3.95%, 3/01/48	105,000	99,227
3.99%, 3/01/49	58,000	55,117
3.15%, 10/01/49	110,000	91,013
2.88%, 12/04/51	50,000	39,140
MidAmerican Energy Co.,
3.10%, 5/01/27	35,000	33,992
3.65%, 4/15/29	589,000	581,003
4.25%, 7/15/49	85,000	82,475
3.15%, 4/15/50	40,000	32,425
	Par (a)	Value
Electric (Continued)

Mid-Atlantic Interstate Transmission LLC, 4.10%, 5/15/28(b)	$ 27,000	$ 26,377
Northern States Power Co.,
2.25%, 4/01/31(h)	5,000	4,391
2.90%, 3/01/50	50,000	39,108
2.60%, 6/01/51	104,000	77,516
NRG Energy, Inc.,
2.45%, 12/02/27(b)	265,000	234,730
5.75%, 1/15/28	33,000	32,258
5.25%, 6/15/29(b)	47,000	44,268

NSTAR Electric Co., 3.95%, 4/01/30	28,000	27,795
Ohio Power Co.,
1.63%, 1/15/31	107,000	87,317
4.15%, 4/01/48	14,000	12,793
4.00%, 6/01/49	45,000	39,900
Oncor Electric Delivery Co. LLC,
5.75%, 3/15/29	4,000	4,390
4.10%, 11/15/48	51,000	49,065
3.80%, 6/01/49	69,000	63,494
5.35%, 10/01/52	24,000	27,033
Pacific Gas and Electric Co.,
2.10%, 8/01/27	50,000	43,072
2.50%, 2/01/31	193,000	152,755
3.30%, 8/01/40	20,000	14,576
3.50%, 8/01/50	20,000	13,942
PECO Energy Co.,
3.00%, 9/15/49	65,000	51,061
3.05%, 3/15/51	99,000	78,871

Progress Energy, Inc., 7.75%, 3/01/31	180,000	218,889
Public Service Electric and Gas Co.,
3.65%, 9/01/28	3,000	2,966
3.20%, 5/15/29	50,000	47,775
2.05%, 8/01/50	80,000	53,369
3.00%, 3/01/51	42,000	33,239
Southern California Edison Co.,
3.70%, 8/01/25	28,000	27,931
2.25%, 6/01/30	262,000	224,036

Southwestern Public Service Co., 3.15%, 5/01/50	145,000	116,154
Tampa Electric Co.,
4.45%, 6/15/49	17,000	16,521
3.45%, 3/15/51	92,000	75,718

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Electric (Continued)

Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25(b)	$299,000	$ 296,964
Virginia Electric and Power Co.,
3.15%, 1/15/26	37,000	36,252
3.80%, 4/01/28	37,000	36,638
6.00%, 1/15/36	25,000	28,278
6.00%, 5/15/37	42,000	47,897
4.00%, 1/15/43	30,000	27,494
Vistra Operations Co. LLC,
5.50%, 9/01/26(b)	64,000	63,776
5.63%, 2/15/27(b)	54,000	53,190
5.00%, 7/31/27(b)	53,000	50,483
4.30%, 7/15/29(b)	310,000	287,904
		9,480,420
Electrical Component & Equipment – 0.0%(f)
Emerson Electric Co., 2.80%, 12/21/51	400,000	304,459
Electronics – 0.0%(f)
Agilent Technologies, Inc.,
3.05%, 9/22/26	81,000	78,420
2.75%, 9/15/29	43,000	38,571
2.10%, 6/04/30	152,000	127,068

Honeywell International, Inc., 1.35%, 6/01/25	70,000	66,250
		310,309
Entertainment – 0.2%
Caesars Entertainment, Inc., 4.63%, 10/15/29(b)(h)	24,000	20,580
Cedar Fair L.P., 5.25%, 7/15/29	43,000	40,689
Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp./Millennium Operations LLC,
5.50%, 5/01/25(b)	39,000	39,195
5.38%, 4/15/27(h)	51,000	49,594
Churchill Downs, Inc.,
5.50%, 4/01/27(b)	72,000	70,697
4.75%, 1/15/28(b)	38,000	35,579
Magallanes, Inc.,
3.43%, 3/15/24(b)	147,000	146,027
3.76%, 3/15/27(b)(h)	80,000	77,372
4.05%, 3/15/29(b)	140,000	133,681
4.28%, 3/15/32(b)	610,000	566,626
5.05%, 3/15/42(b)	30,000	27,331
5.14%, 3/15/52(b)	450,000	401,189
	Par (a)	Value
Entertainment (Continued)
Six Flags Entertainment Corp.,
4.88%, 7/31/24(b)	$ 64,000	$ 63,744
5.50%, 4/15/27(b)(h)	38,000	37,240

Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(b)	53,000	46,408
		1,755,952
Environmental Control – 0.1%
Republic Services, Inc.,
2.50%, 8/15/24	70,000	68,485
3.95%, 5/15/28	88,000	87,780
Waste Management, Inc.,
1.15%, 3/15/28(h)	208,000	178,642
2.00%, 6/01/29	49,000	43,576

Waste Pro USA, Inc., 5.50%, 2/15/26(b)(h)	28,000	24,909
		403,392
Food – 0.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC,
5.88%, 2/15/28(b)	58,000	56,333
4.88%, 2/15/30(b)	13,000	11,766

Hershey (The) Co., 0.90%, 6/01/25	30,000	28,012
JBS USA LUX S.A./JBS USA Finance, Inc., 6.75%, 2/15/28(b)	30,000	30,975
Kraft Heinz Foods Co., 3.00%, 6/01/26	102,000	97,495
Mars, Inc.,
2.70%, 4/01/25(b)	90,000	88,227
3.20%, 4/01/30(b)	180,000	169,788
2.38%, 7/16/40(b)	200,000	150,237

Mondelez International, Inc., 1.50%, 5/04/25	250,000	236,192
Performance Food Group, Inc., 5.50%, 10/15/27(b)	64,000	62,107
Post Holdings, Inc.,
5.63%, 1/15/28(b)(h)	59,000	55,785
5.50%, 12/15/29(b)	47,000	42,770
		1,029,687
Food Service – 0.0%(f)
Aramark Services, Inc., 5.00%, 2/01/28(b)	74,000	69,009

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
		Par (a)	Value
Forest Products & Paper – 0.0%(f)
Georgia-Pacific LLC,
3.60%, 3/01/25(b)		$ 14,000	$ 14,009
8.88%, 5/15/31		13,000	17,456

International Paper Co., 6.00%, 11/15/41		50,000	55,368
			86,833
Gas – 0.0%(f)
Atmos Energy Corp., 4.13%, 3/15/49		40,000	37,751
CenterPoint Energy Resources Corp., 1.75%, 10/01/30		129,000	106,780
ONE Gas, Inc., 2.00%, 5/15/30		35,000	29,886
Piedmont Natural Gas Co., Inc., 2.50%, 3/15/31		90,000	77,939
			252,356
Healthcare - Products – 0.1%
Abbott Laboratories,
3.75%, 11/30/26		390,000	394,092
4.90%, 11/30/46		10,000	10,928

Baxter International, Inc., 3.13%, 12/01/51(b)		43,000	31,979
Boston Scientific Corp., 2.65%, 6/01/30		180,000	159,928
Medtronic Global Holdings SCA,
1.50%, 7/02/39	EUR	100,000	86,531
1.75%, 7/02/49	EUR	100,000	81,022

Mozart Debt Merger Sub, Inc., 3.88%, 4/01/29(b)		225,000	196,596
Thermo Fisher Scientific, Inc., 2.80%, 10/15/41		75,000	59,989
			1,021,065
Healthcare - Services – 0.6%
Aetna, Inc.,
2.80%, 6/15/23		90,000	89,749
6.63%, 6/15/36		61,000	71,356
4.75%, 3/15/44		2,000	1,942
Anthem, Inc.,
3.65%, 12/01/27		300,000	293,424
4.38%, 12/01/47		87,000	82,865
4.55%, 3/01/48		57,000	55,354

Charles River Laboratories International, Inc., 4.25%, 5/01/28(b)		7,000	6,682
HCA, Inc.,
5.25%, 4/15/25		641,000	660,304
5.25%, 6/15/26		97,000	99,964
	Par (a)	Value
Healthcare - Services (Continued)
HCA, Inc.,
2.38%, 7/15/31	$327,000	$ 269,010
3.63%, 3/15/32(b)	425,000	380,889
4.63%, 3/15/52(b)(h)	344,000	300,261
Humana, Inc.,
4.50%, 4/01/25	43,000	43,850
3.95%, 3/15/27	140,000	138,766
3.70%, 3/23/29	310,000	297,421
3.13%, 8/15/29	310,000	286,014
4.88%, 4/01/30	95,000	97,475
2.15%, 2/03/32	50,000	41,155

Select Medical Corp., 6.25%, 8/15/26(b)	22,000	21,835
Tenet Healthcare Corp.,
4.88%, 1/01/26(b)	128,000	125,334
6.25%, 2/01/27(b)(h)	183,000	181,627
5.13%, 11/01/27(b)	20,000	19,419
4.38%, 1/15/30(b)	78,000	70,970
UnitedHealth Group, Inc.,
3.50%, 6/15/23	30,000	30,331
3.75%, 7/15/25	50,000	50,452
1.25%, 1/15/26(h)	40,000	36,916
3.85%, 6/15/28	130,000	130,156
3.88%, 12/15/28	110,000	110,109
2.00%, 5/15/30	40,000	34,687
2.30%, 5/15/31	30,000	26,216
4.63%, 7/15/35	197,000	201,768
2.75%, 5/15/40	90,000	72,283
4.75%, 7/15/45	37,000	38,620
4.25%, 6/15/48	40,000	38,795
4.45%, 12/15/48	77,000	76,986
3.70%, 8/15/49	130,000	115,967
2.90%, 5/15/50	143,000	110,643
3.25%, 5/15/51	444,000	366,752
3.88%, 8/15/59	70,000	62,591
3.13%, 5/15/60	20,000	15,348
		5,154,286
Household Products/Wares – 0.0%(f)
Kimberly-Clark Corp., 3.10%, 3/26/30	30,000	28,411
Insurance – 0.2%
American International Group, Inc.,
2.50%, 6/30/25	60,000	57,636
4.75%, 4/01/48	90,000	92,247
Aon Corp.,
4.50%, 12/15/28	144,000	146,538
3.75%, 5/02/29	162,000	157,915
2.80%, 5/15/30	42,000	37,361

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Insurance (Continued)
Berkshire Hathaway Finance Corp.,
4.25%, 1/15/49	$ 150,000	$ 145,157
3.85%, 3/15/52	55,000	48,929

Guardian Life Global Funding, 1.10%, 6/23/25(b)	50,000	46,572
Hartford Financial Services Group (The), Inc., 3.60%, 8/19/49	32,000	27,046
Marsh & McLennan Cos., Inc., 2.25%, 11/15/30	176,000	152,457
MassMutual Global Funding II, 0.85%, 6/09/23(b)	330,000	323,104
MetLife, Inc., 6.40%, 12/15/36	100,000	103,721
Metropolitan Life Global Funding I, 0.90%, 6/08/23(b)	250,000	244,918
New York Life Global Funding, 0.95%, 6/24/25(b)	80,000	74,024
Principal Life Global Funding II, 1.25%, 6/23/25(b)	40,000	37,120
Teachers Insurance & Annuity Association of America, 4.90%, 9/15/44(b)	80,000	80,728
Willis North America, Inc., 3.60%, 5/15/24	42,000	41,834
		1,817,307
Internet – 0.4%
Alphabet, Inc.,
0.45%, 8/15/25	30,000	27,653
0.80%, 8/15/27	50,000	43,947
1.10%, 8/15/30	60,000	49,049
2.05%, 8/15/50	110,000	75,691
Amazon.com, Inc.,
0.80%, 6/03/25	130,000	121,387
3.30%, 4/13/27(h)	50,000	49,593
1.20%, 6/03/27	380,000	340,205
3.15%, 8/22/27	140,000	137,019
3.45%, 4/13/29	110,000	108,408
1.50%, 6/03/30	70,000	58,824
2.10%, 5/12/31	80,000	69,640
3.60%, 4/13/32	460,000	451,012
4.05%, 8/22/47	140,000	136,388
2.50%, 6/03/50	1,120,000	827,697
4.25%, 8/22/57	240,000	238,617
4.10%, 4/13/62	40,000	38,179
	Par (a)	Value
Internet (Continued)

eBay, Inc., 1.40%, 5/10/26	$ 40,000	$ 36,406
Morgan Stanley Domestic Holdings, Inc., 3.80%, 8/24/27	79,000	77,253
		2,886,968
Iron/Steel – 0.0%(f)
Commercial Metals Co., 4.38%, 3/15/32	68,000	60,690
Nucor Corp., 3.95%, 5/01/28	24,000	23,911
		84,601
Lodging – 0.1%
Las Vegas Sands Corp.,
3.20%, 8/08/24	100,000	96,036
2.90%, 6/25/25	380,000	349,977
MGM Resorts International,
5.75%, 6/15/25	10,000	9,935
4.63%, 9/01/26	8,000	7,532
5.50%, 4/15/27(h)	10,000	9,740
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
5.50%, 3/01/25(b)	131,000	126,742
5.25%, 5/15/27(b)(h)	65,000	59,779
		659,741
Machinery - Diversified – 0.1%
CNH Industrial Capital LLC, 4.20%, 1/15/24	405,000	409,924
Deere & Co.,
3.10%, 4/15/30	30,000	28,547
3.75%, 4/15/50(h)	200,000	189,370
Otis Worldwide Corp.,
2.06%, 4/05/25	50,000	47,581
2.57%, 2/15/30	119,000	104,361
		779,783
Media – 1.1%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.38%, 6/01/29(b)	74,000	70,115
4.75%, 3/01/30(b)	58,000	51,837
Charter Communications Operating LLC/Charter Communications Operating Capital,
4.91%, 7/23/25	570,000	580,522
4.20%, 3/15/28	90,000	86,961
2.25%, 1/15/29	31,000	26,416
5.05%, 3/30/29	480,000	477,443
4.40%, 4/01/33	578,000	526,889
5.38%, 4/01/38	60,000	55,545

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
		Par (a)	Value
Media (Continued)
Charter Communications Operating LLC/Charter Communications Operating Capital,
3.50%, 6/01/41		$300,000	$219,224
3.50%, 3/01/42		60,000	43,250
6.48%, 10/23/45		521,000	525,117
5.38%, 5/01/47		161,000	144,028
5.75%, 4/01/48		226,000	212,192
5.13%, 7/01/49		216,000	185,487
4.80%, 3/01/50		30,000	24,578
3.90%, 6/01/52		500,000	360,749
6.83%, 10/23/55		107,000	112,394
3.85%, 4/01/61		82,000	55,876
4.40%, 12/01/61		146,000	109,141
3.95%, 6/30/62		185,000	127,107
5.50%, 4/01/63		110,000	96,187

Clear Channel Outdoor Holdings, Inc., 5.13%, 8/15/27(b)		74,000	69,538
Comcast Corp.,
3.95%, 10/15/25		160,000	161,850
3.15%, 3/01/26		50,000	49,099
3.30%, 4/01/27		50,000	48,941
4.15%, 10/15/28		330,000	331,777
3.40%, 4/01/30		70,000	66,462
4.25%, 10/15/30		620,000	622,303
3.25%, 11/01/39		20,000	16,944
3.75%, 4/01/40		279,000	250,641
3.40%, 7/15/46		20,000	16,562
4.00%, 8/15/47		52,000	46,938
3.97%, 11/01/47		330,000	295,801
4.00%, 3/01/48		20,000	18,038
4.00%, 11/01/49		210,000	189,280
3.45%, 2/01/50		30,000	24,724
2.80%, 1/15/51		340,000	250,664
2.89%, 11/01/51(b)		207,000	152,638
2.45%, 8/15/52(h)		74,000	50,744
2.94%, 11/01/56(b)		40,000	28,613
Cox Communications, Inc.,
3.15%, 8/15/24(b)		71,000	70,219
3.85%, 2/01/25(b)		90,000	89,909
3.60%, 6/15/51(b)(h)		139,000	109,700

Discovery Communications LLC, 1.90%, 3/19/27	EUR	240,000	244,466
FactSet Research Systems, Inc., 3.45%, 3/01/32		211,000	193,588
Fox Corp., 5.48%, 1/25/39		450,000	465,828
iHeartCommunications, Inc.,
6.38%, 5/01/26		49,783	49,907
	Par (a)	Value
Media (Continued)
iHeartCommunications, Inc.,
5.25%, 8/15/27(b)	$ 48,000	$ 44,880
4.75%, 1/15/28(b)(h)	7,000	6,344

NBCUniversal Media LLC, 4.45%, 1/15/43	69,000	66,021
Nexstar Media, Inc., 5.63%, 7/15/27(b)	69,000	67,146
Paramount Global,
4.38%, 3/15/43	62,000	51,245
5.85%, 9/01/43	70,000	70,740

Sirius XM Radio, Inc., 5.50%, 7/01/29(b)	51,000	49,045
TEGNA, Inc.,
4.63%, 3/15/28	13,000	12,509
5.00%, 9/15/29	10,000	9,700
Time Warner Cable LLC,
6.55%, 5/01/37	50,000	52,358
5.88%, 11/15/40	130,000	127,172

Time Warner Entertainment Co. L.P., 8.38%, 7/15/33	170,000	206,029
Walt Disney (The) Co.,
2.75%, 9/01/49	44,000	32,937
4.70%, 3/23/50	233,000	237,413
		9,039,771
Mining – 0.0%(f)
Freeport-McMoRan, Inc., 5.45%, 3/15/43	80,000	79,965
Newmont Corp., 2.25%, 10/01/30	156,000	133,173
		213,138
Miscellaneous Manufacturing – 0.1%
3M Co.,
2.38%, 8/26/29	310,000	280,619
3.70%, 4/15/50	100,000	90,919

Eaton Corp., 4.15%, 11/02/42	30,000	28,612
GE Capital Funding LLC, 4.55%, 5/15/32	255,000	255,525
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	200,000	195,474
General Electric Co., 6.75%, 3/15/32	11,000	12,850
Textron, Inc.,
3.65%, 3/15/27	38,000	37,330
3.90%, 9/17/29	122,000	118,283
2.45%, 3/15/31	47,000	39,919
		1,059,531

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Oil & Gas – 1.6%
Apache Corp.,
4.75%, 4/15/43	$ 100,000	$ 86,500
4.25%, 1/15/44	380,000	302,169
BP Capital Markets America, Inc.,
3.79%, 2/06/24	228,000	229,972
3.19%, 4/06/25	36,000	35,672
3.41%, 2/11/26	20,000	19,776
3.12%, 5/04/26	220,000	214,714
3.94%, 9/21/28	240,000	237,462
3.63%, 4/06/30	80,000	77,145
1.75%, 8/10/30	200,000	166,318
3.00%, 2/24/50	380,000	286,898
3.00%, 3/17/52	110,000	82,368
Chevron Corp.,
1.55%, 5/11/25	130,000	123,250
2.00%, 5/11/27	40,000	37,031
3.08%, 5/11/50	490,000	407,288
Chevron USA, Inc.,
3.85%, 1/15/28	240,000	241,808
2.34%, 8/12/50	55,000	39,023

Citgo Holding, Inc., 9.25%, 8/01/24(b)(h)	41,000	40,744
Continental Resources, Inc.,
3.80%, 6/01/24	130,000	130,218
4.38%, 1/15/28	230,000	224,186
5.75%, 1/15/31(b)	20,000	20,447
4.90%, 6/01/44	160,000	139,584
Coterra Energy, Inc.,
3.90%, 5/15/27(b)	280,000	273,459
4.38%, 3/15/29(b)	850,000	844,525

CrownRock L.P./CrownRock Finance, Inc., 5.63%, 10/15/25(b)	33,000	33,000
Devon Energy Corp.,
8.25%, 8/01/23	52,000	54,716
5.85%, 12/15/25	120,000	127,211
5.25%, 10/15/27	12,000	12,386
5.88%, 6/15/28	8,000	8,380
4.50%, 1/15/30	145,000	141,652
5.60%, 7/15/41	220,000	228,788
4.75%, 5/15/42	544,000	517,445
5.00%, 6/15/45(h)	503,000	489,660
Diamondback Energy, Inc.,
3.25%, 12/01/26	504,000	489,920
3.50%, 12/01/29	1,199,000	1,124,329
3.13%, 3/24/31	485,000	432,801
4.40%, 3/24/51	258,000	231,645
4.25%, 3/15/52	124,000	108,524
EOG Resources, Inc.,
4.38%, 4/15/30	270,000	277,496
	Par (a)	Value
Oil & Gas (Continued)
EOG Resources, Inc.,
3.90%, 4/01/35	$ 180,000	$ 170,832
4.95%, 4/15/50(h)	270,000	293,455

EQT Corp., 7.50%, 2/01/30	150,000	166,139
Exxon Mobil Corp.,
2.99%, 3/19/25	300,000	297,026
3.04%, 3/01/26	70,000	68,894
2.44%, 8/16/29	240,000	219,428
3.48%, 3/19/30	120,000	116,834
4.11%, 3/01/46	20,000	19,045
4.33%, 3/19/50	10,000	9,849
3.45%, 4/15/51	300,000	257,414

Hess Corp., 5.80%, 4/01/47	33,000	34,829
Marathon Petroleum Corp., 4.50%, 4/01/48	78,000	68,605
Matador Resources Co., 5.88%, 9/15/26	15,000	14,726
Occidental Petroleum Corp.,
6.95%, 7/01/24	200,000	209,750
5.55%, 3/15/26	160,000	164,000
3.00%, 2/15/27	220,000	204,600
7.88%, 9/15/31	210,000	245,528
4.50%, 7/15/44	80,000	68,800
6.60%, 3/15/46	150,000	163,500
4.10%, 2/15/47	50,000	41,625
4.20%, 3/15/48	230,000	190,613

Ovintiv Exploration, Inc., 5.63%, 7/01/24	510,000	529,998
Pioneer Natural Resources Co.,
1.13%, 1/15/26	30,000	27,175
1.90%, 8/15/30(h)	150,000	124,555
2.15%, 1/15/31	612,000	516,169

SM Energy Co., 10.00%, 1/15/25(b)	8,000	8,642
Sunoco L.P./Sunoco Finance Corp., 4.50%, 4/30/30(b)	46,000	41,509
		12,812,050
Oil & Gas Services – 0.0%(f)
Halliburton Co., 3.80%, 11/15/25	3,000	3,017
Pharmaceuticals – 1.1%
AbbVie, Inc.,
3.75%, 11/14/23	20,000	20,215
2.60%, 11/21/24	1,101,000	1,074,283
3.80%, 3/15/25	495,000	495,440
3.60%, 5/14/25	88,000	87,425
2.95%, 11/21/26	100,000	95,760

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Pharmaceuticals (Continued)
AbbVie, Inc.,
3.20%, 11/21/29	$640,000	$595,556
4.55%, 3/15/35	123,000	122,211
4.50%, 5/14/35	242,000	239,088
4.63%, 10/01/42	2,000	1,919
4.70%, 5/14/45	154,000	150,189
4.88%, 11/14/48	20,000	20,033
4.25%, 11/21/49	368,000	337,036
Bausch Health Americas, Inc.,
9.25%, 4/01/26(b)	53,000	52,613
8.50%, 1/31/27(b)	96,000	90,842
Bausch Health Cos., Inc.,
9.00%, 12/15/25(b)	53,000	53,199
5.75%, 8/15/27(b)	15,000	14,025
7.00%, 1/15/28(b)	41,000	33,825
7.25%, 5/30/29(b)	41,000	31,014
Becton Dickinson and Co.,
3.36%, 6/06/24	87,000	86,564
4.69%, 12/15/44	16,000	15,407
Bristol-Myers Squibb Co.,
2.90%, 7/26/24	192,000	190,901
3.20%, 6/15/26	105,000	104,019
3.40%, 7/26/29	65,000	63,015
Cigna Corp.,
3.75%, 7/15/23	101,000	101,861
4.13%, 11/15/25	20,000	20,194
3.40%, 3/01/27	79,000	76,794
4.38%, 10/15/28	763,000	765,484
4.80%, 8/15/38	100,000	99,719
4.90%, 12/15/48	130,000	129,274
CVS Health Corp.,
3.63%, 4/01/27	40,000	39,334
4.30%, 3/25/28	217,000	217,962
3.75%, 4/01/30	774,000	739,580
1.88%, 2/28/31	40,000	32,837
2.13%, 9/15/31(h)	130,000	108,036
4.78%, 3/25/38	400,000	395,574
4.13%, 4/01/40	40,000	36,348
5.13%, 7/20/45	417,000	417,360
5.05%, 3/25/48	540,000	543,253
4.25%, 4/01/50	36,000	32,603
Johnson & Johnson,
0.55%, 9/01/25	80,000	73,640
0.95%, 9/01/27	150,000	132,850
3.63%, 3/03/37	70,000	67,418
2.10%, 9/01/40	350,000	264,335
Merck & Co., Inc.,
0.75%, 2/24/26	120,000	109,217
1.45%, 6/24/30	70,000	58,420
2.75%, 12/10/51	250,000	190,784
	Par (a)	Value
Pharmaceuticals (Continued)
Pfizer, Inc.,
0.80%, 5/28/25	$160,000	$ 149,012
2.63%, 4/01/30	110,000	100,914
1.70%, 5/28/30	100,000	85,092
2.55%, 5/28/40	240,000	193,475
2.70%, 5/28/50	310,000	242,377
		9,398,326
Pipelines – 1.9%
Boardwalk Pipelines L.P., 4.80%, 5/03/29	20,000	19,673
Buckeye Partners L.P., 3.95%, 12/01/26	8,000	7,560
Cameron LNG LLC,
2.90%, 7/15/31(b)	30,000	26,911
3.30%, 1/15/35(b)	731,000	646,741
3.40%, 1/15/38(b)	129,000	111,677
Cheniere Corpus Christi Holdings LLC,
7.00%, 6/30/24	304,000	318,789
5.88%, 3/31/25	337,000	349,858
5.13%, 6/30/27	687,000	705,630
3.70%, 11/15/29	215,000	201,483
Energy Transfer L.P.,
7.60%, 2/01/24	154,000	162,345
4.50%, 4/15/24	136,000	137,115
3.90%, 5/15/24	418,000	416,753
4.05%, 3/15/25	120,000	119,332
2.90%, 5/15/25	527,000	508,676
5.95%, 12/01/25	160,000	168,243
5.50%, 6/01/27	130,000	134,579
4.00%, 10/01/27	38,000	36,763
4.95%, 6/15/28	20,000	20,179
5.25%, 4/15/29	60,000	60,944
3.75%, 5/15/30	430,000	396,162
6.50%, 2/01/42	130,000	135,801
5.30%, 4/01/44	160,000	147,593
5.35%, 5/15/45	360,000	329,706
5.40%, 10/01/47	160,000	147,012
6.25%, 4/15/49	150,000	151,373
5.00%, 5/15/50	274,000	243,668
Enterprise Products Operating LLC,
4.15%, 10/16/28	270,000	269,360
3.13%, 7/31/29	170,000	157,667
2.80%, 1/31/30	550,000	498,903
7.55%, 4/15/38	10,000	12,316
5.95%, 2/01/41	114,000	123,242
4.85%, 3/15/44	80,000	76,776
5.10%, 2/15/45	100,000	97,824
4.80%, 2/01/49	40,000	38,113
4.20%, 1/31/50	60,000	52,591

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Pipelines (Continued)
Enterprise Products Operating LLC,
3.70%, 1/31/51	$ 230,000	$ 186,377
3.20%, 2/15/52	29,000	21,265
3.30%, 2/15/53	69,000	51,847
3.95%, 1/31/60	70,000	56,723
(3M USD LIBOR + 2.57%), 5.38%, 2/15/78(i)	50,000	44,810
Kinder Morgan Energy Partners L.P.,
4.25%, 9/01/24	100,000	101,127
6.38%, 3/01/41	110,000	117,337
5.50%, 3/01/44	10,000	9,873
Kinder Morgan, Inc.,
4.30%, 6/01/25	90,000	90,770
4.30%, 3/01/28	60,000	59,642
5.30%, 12/01/34	7,000	7,164
5.55%, 6/01/45	130,000	130,721
5.05%, 2/15/46	40,000	37,940
5.20%, 3/01/48	60,000	57,915
3.60%, 2/15/51	55,000	42,181
MPLX L.P.,
4.88%, 12/01/24	74,000	75,418
1.75%, 3/01/26	78,000	71,236
4.00%, 3/15/28	200,000	193,903
4.80%, 2/15/29	30,000	30,348
4.50%, 4/15/38	90,000	82,667
5.20%, 3/01/47	60,000	56,905
5.20%, 12/01/47	100,000	94,102
4.70%, 4/15/48	450,000	396,845
5.50%, 2/15/49	90,000	87,970
NGPL PipeCo LLC,
4.88%, 8/15/27(b)	168,000	170,001
3.25%, 7/15/31(b)	238,000	206,445

Northwest Pipeline LLC, 4.00%, 4/01/27	253,000	249,956
Sabine Pass Liquefaction LLC,
5.75%, 5/15/24	500,000	517,340
5.63%, 3/01/25	1,754,000	1,815,789
5.00%, 3/15/27	95,000	97,156

Southern Natural Gas Co. LLC, 8.00%, 3/01/32	80,000	97,198
Targa Resources Corp., 4.95%, 4/15/52	193,000	176,272
Tennessee Gas Pipeline Co. LLC, 2.90%, 3/01/30(b)	380,000	336,365
Texas Eastern Transmission L.P.,
3.50%, 1/15/28(b)	185,000	177,641
7.00%, 7/15/32	74,000	85,930
		Par (a)	Value
Pipelines (Continued)
Transcontinental Gas Pipe Line Co. LLC,
7.85%, 2/01/26		$1,103,000	$ 1,236,202
4.00%, 3/15/28		258,000	255,222
3.95%, 5/15/50		68,000	58,489
Western Midstream Operating L.P.,
3.60%, 2/01/25		50,000	47,816
4.65%, 7/01/26		90,000	88,763
Williams (The) Cos., Inc.,
4.90%, 1/15/45		440,000	412,839
5.10%, 9/15/45		140,000	136,613
4.85%, 3/01/48		110,000	104,833
			15,407,314
Real Estate Investment Trusts – 0.7%
Alexandria Real Estate Equities, Inc., 2.95%, 3/15/34		99,000	85,913
American Tower Corp.,
5.00%, 2/15/24		54,000	55,359
2.95%, 1/15/25		10,000	9,774
1.30%, 9/15/25		72,000	65,856
3.65%, 3/15/27		90,000	86,674
3.95%, 3/15/29		53,000	50,356
3.80%, 8/15/29		317,000	296,241
2.10%, 6/15/30		136,000	111,638
2.30%, 9/15/31		91,000	74,083
Crown Castle International Corp.,
3.15%, 7/15/23		36,000	35,974
2.90%, 3/15/27		83,000	77,710
3.10%, 11/15/29		245,000	219,352
3.30%, 7/01/30		226,000	204,530
2.10%, 4/01/31		237,000	192,121
2.50%, 7/15/31		129,000	108,168
Digital Dutch Finco B.V.,
1.50%, 3/15/30	EUR	130,000	119,746
1.00%, 1/15/32	EUR	100,000	83,477
Duke Realty L.P.,
1.75%, 7/01/30		39,000	32,454
1.75%, 2/01/31		198,000	162,510
Equinix, Inc.,
1.00%, 9/15/25(h)		297,000	269,123
1.45%, 5/15/26		83,000	74,837
3.20%, 11/18/29(h)		235,000	213,033
2.15%, 7/15/30		89,000	73,795
2.50%, 5/15/31		78,000	65,525
3.90%, 4/15/32		1,043,000	978,557
GLP Capital L.P./GLP Financing II, Inc.,
3.35%, 9/01/24		65,000	63,957

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Real Estate Investment Trusts (Continued)
GLP Capital L.P./GLP Financing II, Inc.,
4.00%, 1/15/30	$ 92,000	$ 85,567
4.00%, 1/15/31	200,000	181,077
3.25%, 1/15/32	512,000	430,761
Invitation Homes Operating Partnership L.P.,
2.30%, 11/15/28	59,000	51,369
4.15%, 4/15/32	71,000	67,862

MPT Operating Partnership L.P./MPT Finance Corp., 5.25%, 8/01/26	8,000	8,012
National Retail Properties, Inc.,
4.80%, 10/15/48	145,000	143,136
3.10%, 4/15/50	42,000	31,036
3.50%, 4/15/51	107,000	84,975
3.00%, 4/15/52	67,000	47,968
Realty Income Corp.,
3.00%, 1/15/27	15,000	14,391
3.25%, 1/15/31	74,000	68,859

RHP Hotel Properties L.P./RHP Finance Corp., 4.75%, 10/15/27	49,000	45,691
Service Properties Trust, 4.35%, 10/01/24	28,000	25,940
VICI Properties L.P.,
4.38%, 5/15/25	60,000	59,942
4.75%, 2/15/28	165,000	164,327
4.95%, 2/15/30	210,000	208,413
VICI Properties L.P./VICI Note Co., Inc.,
5.23%, 5/01/24	132,000	133,039
4.50%, 9/01/26	38,000	36,507
5.75%, 2/01/27	59,000	59,002

WP Carey, Inc., 2.40%, 2/01/31	212,000	179,996
		5,938,633
Retail – 0.4%
Costco Wholesale Corp.,
1.38%, 6/20/27	190,000	171,388
1.75%, 4/20/32	90,000	74,700
Home Depot (The), Inc.,
2.50%, 4/15/27	60,000	57,130
3.90%, 12/06/28	10,000	9,989
2.70%, 4/15/30	80,000	73,051
3.30%, 4/15/40	160,000	139,970
3.90%, 6/15/47	20,000	18,458
3.35%, 4/15/50	210,000	176,378
Lowe's Cos., Inc.,
1.30%, 4/15/28	154,000	131,281
	Par (a)	Value
Retail (Continued)
Lowe's Cos., Inc.,
1.70%, 9/15/28	$180,000	$ 157,321
3.65%, 4/05/29	78,000	75,285
4.50%, 4/15/30	290,000	293,213
2.80%, 9/15/41	183,000	139,443
4.25%, 4/01/52	32,000	28,755
McDonald's Corp.,
3.30%, 7/01/25	70,000	69,766
1.45%, 9/01/25	140,000	131,330
3.70%, 1/30/26	60,000	60,145
3.50%, 3/01/27	30,000	29,655
3.50%, 7/01/27	60,000	59,098
3.80%, 4/01/28	270,000	268,293
2.13%, 3/01/30	170,000	147,018
3.60%, 7/01/30	80,000	76,781
4.20%, 4/01/50	310,000	285,709

Target Corp., 2.25%, 4/15/25	110,000	106,794
Walmart, Inc.,
1.50%, 9/22/28	60,000	53,062
2.38%, 9/24/29	20,000	18,336
1.80%, 9/22/31	40,000	34,086
		2,886,435
Semiconductors – 0.6%
Analog Devices, Inc., 2.80%, 10/01/41	43,000	34,759
Applied Materials, Inc.,
1.75%, 6/01/30	140,000	119,838
4.35%, 4/01/47	70,000	70,380

Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 1/15/27	132,000	128,745
Broadcom, Inc.,
4.15%, 11/15/30	154,000	145,899
4.15%, 4/15/32(b)	125,000	116,028
3.47%, 4/15/34(b)	214,000	181,641
3.14%, 11/15/35(b)	640,000	516,942
4.93%, 5/15/37(b)	899,000	840,430
Intel Corp.,
3.70%, 7/29/25	20,000	20,182
1.60%, 8/12/28	170,000	149,558
3.73%, 12/08/47	183,000	162,522
4.75%, 3/25/50	142,000	146,386
3.05%, 8/12/51	80,000	62,108
KLA Corp.,
4.10%, 3/15/29	265,000	266,354
3.30%, 3/01/50	216,000	179,470
Lam Research Corp.,
3.75%, 3/15/26	77,000	77,506
4.88%, 3/15/49	112,000	119,879
2.88%, 6/15/50	100,000	76,930

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
		Par (a)	Value
Semiconductors (Continued)

Micron Technology, Inc., 3.37%, 11/01/41		$ 41,000	$ 32,588
NVIDIA Corp.,
3.50%, 4/01/40		250,000	225,850
3.50%, 4/01/50		550,000	485,583
3.70%, 4/01/60		100,000	87,137
QUALCOMM, Inc.,
4.80%, 5/20/45		50,000	52,233
4.30%, 5/20/47		124,000	122,923
3.25%, 5/20/50(h)		40,000	33,949
Texas Instruments, Inc.,
2.90%, 11/03/27		390,000	378,455
1.75%, 5/04/30		70,000	60,185
3.88%, 3/15/39		200,000	193,867
			5,088,327
Shipbuilding – 0.0%(f)
Huntington Ingalls Industries, Inc.,
3.84%, 5/01/25		75,000	75,112
2.04%, 8/16/28(b)		24,000	20,702
4.20%, 5/01/30		143,000	140,266
			236,080
Software – 0.8%
Adobe, Inc., 2.30%, 2/01/30		200,000	179,187
Autodesk, Inc.,
3.50%, 6/15/27		148,000	143,967
2.40%, 12/15/31		109,000	91,425

Citrix Systems, Inc., 3.30%, 3/01/30		71,000	70,016
Electronic Arts, Inc., 1.85%, 2/15/31		115,000	95,176
Fidelity National Information Services, Inc., 1.00%, 12/03/28	EUR	105,000	101,821
Fiserv, Inc.,
4.20%, 10/01/28		57,000	56,123
3.50%, 7/01/29		657,000	613,019
Microsoft Corp.,
2.40%, 8/08/26		60,000	57,945
3.30%, 2/06/27		1,120,000	1,123,478
2.53%, 6/01/50		284,000	212,940
2.92%, 3/17/52		58,000	47,018
Oracle Corp.,
1.65%, 3/25/26		360,000	325,257
2.95%, 4/01/30		30,000	25,882
2.88%, 3/25/31		430,000	364,893
3.90%, 5/15/35		109,000	94,187
3.85%, 7/15/36		170,000	142,989
6.13%, 7/08/39		182,000	188,714
		Par (a)	Value
Software (Continued)
Oracle Corp.,
3.60%, 4/01/40		$295,000	$ 228,568
3.65%, 3/25/41		557,000	431,380
4.13%, 5/15/45		70,000	55,509
4.00%, 7/15/46		260,000	203,737
4.00%, 11/15/47		174,000	135,231
3.60%, 4/01/50		231,000	166,176
3.95%, 3/25/51		105,000	79,756

Roper Technologies, Inc., 2.95%, 9/15/29		76,000	70,127
Salesforce, Inc.,
3.70%, 4/11/28		250,000	249,240
3.05%, 7/15/61		181,000	138,172

ServiceNow, Inc., 1.40%, 9/01/30		243,000	194,746
VMware, Inc.,
1.80%, 8/15/28		72,000	61,145
2.20%, 8/15/31		282,000	229,477
Workday, Inc.,
3.50%, 4/01/27		70,000	68,233
3.70%, 4/01/29		100,000	95,512
3.80%, 4/01/32		205,000	193,975
			6,535,021
Telecommunications – 1.7%
AT&T, Inc.,
3.80%, 2/15/27		170,000	169,542
2.30%, 6/01/27		170,000	156,326
1.65%, 2/01/28		888,000	774,252
4.35%, 3/01/29		144,000	145,374
4.30%, 2/15/30(b)		105,000	105,346
2.25%, 2/01/32		30,000	25,002
2.55%, 12/01/33		887,000	736,032
3.15%, 9/04/36	EUR	100,000	105,661
5.35%, 9/01/40		50,000	52,748
5.55%, 8/15/41		40,000	42,975
3.10%, 2/01/43		450,000	348,196
4.80%, 6/15/44		22,000	21,121
5.15%, 2/15/50		191,000	198,879
3.30%, 2/01/52		40,000	30,300
3.50%, 9/15/53		518,000	405,544
3.55%, 9/15/55		397,000	307,188
3.80%, 12/01/57		230,000	183,241
3.65%, 9/15/59		266,000	205,164
3.50%, 2/01/61		224,000	165,887

Juniper Networks, Inc., 2.00%, 12/10/30		70,000	57,432
Level 3 Financing, Inc., 4.63%, 9/15/27(b)		12,000	10,785
Motorola Solutions, Inc.,
4.60%, 5/23/29		235,000	230,349
2.75%, 5/24/31		403,000	336,184

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Telecommunications (Continued)
Motorola Solutions, Inc.,
5.50%, 9/01/44	$ 105,000	$ 104,458
T-Mobile USA, Inc.,
3.50%, 4/15/25	230,000	226,738
3.75%, 4/15/27	148,000	143,900
2.05%, 2/15/28	41,000	36,122
3.88%, 4/15/30	1,351,000	1,278,639
2.55%, 2/15/31	70,000	59,454
2.25%, 11/15/31	560,000	458,222
2.70%, 3/15/32(b)	119,000	100,963
3.00%, 2/15/41	90,000	68,590
4.50%, 4/15/50	45,000	41,012
3.30%, 2/15/51	70,000	52,363
3.40%, 10/15/52(b)	199,000	150,779
Verizon Communications, Inc.,
2.63%, 8/15/26	10,000	9,504
4.13%, 3/16/27	100,000	100,416
3.00%, 3/22/27	30,000	28,725
2.10%, 3/22/28	632,000	565,981
4.33%, 9/21/28	424,000	426,426
3.88%, 2/08/29	102,000	100,600
4.02%, 12/03/29	127,000	124,247
3.15%, 3/22/30	403,000	370,119
1.50%, 9/18/30	544,000	440,626
1.68%, 10/30/30	126,000	102,120
1.75%, 1/20/31	329,000	268,622
2.55%, 3/21/31	465,000	404,788
2.36%, 3/15/32(b)	528,000	443,336
4.50%, 8/10/33	1,010,000	1,009,740
2.65%, 11/20/40	874,000	661,277
3.40%, 3/22/41	201,000	168,974
2.85%, 9/03/41	151,000	117,833
3.85%, 11/01/42	60,000	53,141
4.13%, 8/15/46	70,000	63,517
4.86%, 8/21/46	40,000	40,260
4.00%, 3/22/50	190,000	169,668
2.88%, 11/20/50	607,000	443,089
3.55%, 3/22/51	401,000	329,306
3.70%, 3/22/61	93,000	74,766
		14,051,849
Transportation – 0.3%
Burlington Northern Santa Fe LLC,
5.40%, 6/01/41	106,000	116,099
3.30%, 9/15/51	242,000	200,792
2.88%, 6/15/52	31,000	23,801
CSX Corp.,
4.75%, 11/15/48	74,000	74,624
2.50%, 5/15/51	47,000	32,822
4.65%, 3/01/68	38,000	36,031
	Par (a)	Value
Transportation (Continued)

FedEx Corp., 3.88%, 8/01/42	$ 14,000	$ 12,109
Norfolk Southern Corp.,
3.00%, 3/15/32	180,000	163,342
3.05%, 5/15/50	260,000	199,901
Ryder System, Inc.,
2.50%, 9/01/24	75,000	72,924
4.63%, 6/01/25	287,000	291,608
Union Pacific Corp.,
3.25%, 8/15/25	27,000	26,862
2.75%, 3/01/26(h)	53,000	51,412
2.15%, 2/05/27	120,000	112,307
2.40%, 2/05/30	220,000	197,321
2.95%, 3/10/52	21,000	16,100
3.95%, 8/15/59	104,000	92,649
3.84%, 3/20/60	238,000	208,358
2.97%, 9/16/62	43,000	31,088
3.75%, 2/05/70	160,000	132,769
		2,092,919
Trucking & Leasing – 0.1%
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
3.95%, 3/10/25(b)	30,000	29,980
4.00%, 7/15/25(b)	94,000	93,622
1.20%, 11/15/25(b)	82,000	74,429
4.45%, 1/29/26(b)	10,000	10,032
1.70%, 6/15/26(b)(h)	241,000	218,549
		426,612
Total Corporate Bonds (Cost $207,992,771)		186,142,947

Foreign Issuer Bonds – 8.1%
Argentina – 0.0%(f)
Argentine Republic Government International Bond, (Step to 1.50% on 7/9/22), 1.13%, 7/09/35(e)	219,000	62,492
Genneia S.A., 8.75%, 9/02/27(b)	16,330	16,012
YPF S.A., 7.00%, 12/15/47(b)	45,000	28,111
		106,615
Australia – 0.2%
BHP Billiton Finance USA Ltd., 5.00%, 9/30/43	20,000	21,608
Glencore Funding LLC,
4.13%, 3/12/24(b)	390,000	391,674
1.63%, 4/27/26(b)	238,000	215,425
4.00%, 3/27/27(b)	320,000	313,581
3.88%, 10/27/27(b)	70,000	68,001

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Australia (Continued)
Glencore Funding LLC,
2.50%, 9/01/30(b)	$ 320,000	$ 268,714
2.85%, 4/27/31(b)(h)	208,000	177,686
2.63%, 9/23/31(b)	38,000	31,726
3.38%, 9/23/51(b)	96,000	70,992
		1,559,407
Belgium – 0.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
3.65%, 2/01/26	300,000	298,081
4.70%, 2/01/36	145,000	143,501
4.90%, 2/01/46	200,000	197,127

Anheuser-Busch InBev Finance, Inc., 4.00%, 1/17/43	62,000	54,206
Anheuser-Busch InBev Worldwide, Inc.,
4.00%, 4/13/28	707,000	703,593
4.75%, 1/23/29	420,000	432,232
3.50%, 6/01/30	50,000	47,419
4.35%, 6/01/40	130,000	122,280
4.95%, 1/15/42	34,000	33,826
4.60%, 4/15/48	169,000	159,139
5.55%, 1/23/49	260,000	277,448
4.50%, 6/01/50	230,000	215,198
		2,684,050
Brazil – 0.4%
Embraer Netherlands Finance B.V.,
5.05%, 6/15/25	34,000	33,744
5.40%, 2/01/27	13,000	12,529

Gol Finance S.A., 7.00%, 1/31/25(b)	102,000	87,186
JSM Global S.a.r.l., 4.75%, 10/20/30(b)	200,000	171,066
Klabin Austria GmbH, 3.20%, 1/12/31(b)	200,000	158,702
Oi S.A., (100% Cash), 10.00%, 7/27/25(l)	26,000	20,735
Suzano Austria GmbH,
6.00%, 1/15/29	1,620,000	1,637,626
3.13%, 1/15/32	45,000	36,337
Vale Overseas Ltd.,
6.25%, 8/10/26	850,000	893,775
6.88%, 11/21/36	300,000	330,420
		3,382,120
Canada – 0.4%
1011778 B.C. ULC/New Red Finance, Inc., 3.88%, 1/15/28(b)	11,000	10,120
	Par (a)	Value
Canada (Continued)
Air Canada Pass Through Trust, Series 2017-1, Class AA, 3.30%, 1/15/30(b)	$ 14,774	$ 13,961
Bank of Montreal,
1.85%, 5/01/25(h)	210,000	199,388
(5Y USD Swap Rate + 1.43%), 3.80%, 12/15/32(i)	40,000	37,884
Bank of Nova Scotia (The),
3.45%, 4/11/25	430,000	425,150
1.30%, 6/11/25	120,000	111,290
(5Y US Treasury CMT + 2.05%), 4.59%, 5/04/37(i)	140,000	132,766

Barrick North America Finance LLC, 5.75%, 5/01/43	190,000	209,360
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 6.25%, 9/15/27(b)	74,000	69,427
Canadian Imperial Bank of Commerce, 0.95%, 6/23/23	100,000	97,869
Canadian Pacific Railway Co.,
2.45%, 12/02/31	560,000	487,095
3.00%, 12/02/41	150,000	121,979

Cenovus Energy, Inc., 3.75%, 2/15/52	15,000	11,961
Mattamy Group Corp., 5.25%, 12/15/27(b)	8,000	7,480
Rogers Communications, Inc.,
3.80%, 3/15/32(b)	346,000	318,611
4.55%, 3/15/52(b)	240,000	212,935
Royal Bank of Canada,
1.15%, 6/10/25	100,000	92,399
3.88%, 5/04/32	340,000	326,653

Suncor Energy, Inc., 6.50%, 6/15/38	81,000	92,566
Toronto-Dominion Bank (The),
0.75%, 6/12/23	210,000	205,509
1.15%, 6/12/25	110,000	101,968

TransCanada PipeLines Ltd., 4.63%, 3/01/34	61,000	60,295
		3,346,666
Chile – 0.4%
Chile Government International Bond,
3.50%, 1/31/34	430,000	389,365

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Chile (Continued)
Chile Government International Bond,
3.10%, 5/07/41	$1,120,000	$ 872,626
4.34%, 3/07/42	200,000	182,070
3.10%, 1/22/61	310,000	214,089
Corp. Nacional del Cobre de Chile,
3.63%, 8/01/27(b)	330,000	317,691
3.70%, 1/30/50(b)	860,000	683,055

Kenbourne Invest S.A., 6.88%, 11/26/24(b)	200,000	190,750
		2,849,646
China – 0.3%
NXP B.V./NXP Funding LLC/NXP USA, Inc.,
2.70%, 5/01/25(b)	80,000	76,475
4.30%, 6/18/29(b)	332,000	323,601
3.40%, 5/01/30(b)	205,000	186,770
2.50%, 5/11/31(b)	358,000	297,436
2.65%, 2/15/32(b)	160,000	133,801
Prosus N.V.,
3.68%, 1/21/30(b)	600,000	505,944
4.03%, 8/03/50(b)	580,000	403,284

Sinopec Group Overseas Development 2014 Ltd., 4.38%, 4/10/24(b)	290,000	295,903
Tencent Holdings Ltd., 3.24%, 6/03/50	540,000	387,315
		2,610,529
Colombia – 0.4%
Colombia Government International Bond,
4.50%, 3/15/29	243,000	220,027
3.25%, 4/22/32	620,000	473,599
5.00%, 6/15/45	1,010,000	749,925
5.20%, 5/15/49(h)	460,000	345,575
Ecopetrol S.A.,
6.88%, 4/29/30	56,000	55,301
5.88%, 5/28/45	1,410,000	1,108,556

Grupo Aval Ltd., 4.38%, 2/04/30(b)	200,000	169,330
Promigas S.A. ESP/Gases del Pacifico SAC,
3.75%, 10/16/29(b)	200,000	174,940
3.75%, 10/16/29	200,000	174,940
		3,472,193
Denmark – 0.2%
Danske Bank A/S,
3.88%, 9/12/23(b)	400,000	401,635
	Par (a)	Value
Denmark (Continued)
Danske Bank A/S,
(1Y US Treasury CMT + 1.03%), 1.17%, 12/08/23(b)(i)	$200,000	$ 197,129
5.38%, 1/12/24(b)	600,000	611,966
5.38%, 1/12/24	200,000	203,989
1.23%, 6/22/24(b)	200,000	188,750
		1,603,469
Dominican Republic – 0.0%(f)
Dominican Republic International Bond, 5.50%, 2/22/29(b)	150,000	140,175
Finland – 0.0%(f)
Nordea Bank Abp, 1.00%, 6/09/23(b)	210,000	205,058
France – 0.2%
BNP Paribas S.A.,
(3M USD LIBOR + 2.24%), 4.71%, 1/10/25(b)(i)	200,000	201,622
(SOFR + 2.07%), 2.22%, 6/09/26(b)(i)	600,000	559,775
(3M USD LIBOR + 2.57%), 5.20%, 1/10/30(b)(i)	300,000	304,980
(SOFR + 1.51%), 3.05%, 1/13/31(b)(i)	200,000	175,983

Credit Agricole S.A., (SOFR + 1.68%), 1.91%, 6/16/26(b)(i)	250,000	231,573
Danone S.A., 2.95%, 11/02/26(b)	200,000	193,933
		1,667,866
Germany – 0.1%
Deutsche Bank A.G.,
(SOFR + 1.13%), 1.45%, 4/01/25(i)	212,000	200,275
1.69%, 3/19/26	350,000	319,365

Deutsche Telekom International Finance B.V., 3.60%, 1/19/27(b)	150,000	148,105
		667,745
Hungary – 0.0%(f)
Hungary Government International Bond, 5.38%, 3/25/24	122,000	125,742
India – 0.1%
Export-Import Bank of India, 3.38%, 8/05/26(b)	200,000	192,046

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
India (Continued)
Reliance Industries Ltd.,
2.88%, 1/12/32(b)	$ 250,000	$ 213,875
3.63%, 1/12/52(b)	450,000	357,680
		763,601
Indonesia – 0.5%
Indonesia Government International Bond,
2.85%, 2/14/30	200,000	186,246
4.35%, 1/11/48	1,550,000	1,428,689
3.70%, 10/30/49	530,000	448,074
3.05%, 3/12/51(h)	222,000	178,020

Pertamina Persero PT, 6.00%, 5/03/42(b)	280,000	284,321
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 5.45%, 5/21/28(b)	1,080,000	1,110,780
		3,636,130
Ireland – 0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
2.45%, 10/29/26	550,000	489,116
3.00%, 10/29/28	400,000	347,657
3.30%, 1/30/32	150,000	124,804
		961,577
Israel – 0.1%
Israel Government International Bond,
2.75%, 7/03/30	700,000	661,500
4.50%, 4/03/20(m)	220,000	217,273
		878,773
Japan – 0.3%
Mitsubishi UFJ Financial Group, Inc.,
(1Y US Treasury CMT + 0.68%), 0.85%, 9/15/24(i)	366,000	352,852
(1Y US Treasury CMT + 1.13%), 3.84%, 4/17/26(i)	200,000	199,251

Mizuho Financial Group, Inc., (SOFR + 1.53%), 1.98%, 9/08/31(i)	200,000	163,456
Nissan Motor Co. Ltd., 4.81%, 9/17/30(b)	600,000	562,235
Nomura Holdings, Inc.,
2.61%, 7/14/31	293,000	246,175
3.00%, 1/22/32	200,000	172,898
		Par (a)	Value
Japan (Continued)
Sumitomo Mitsui Financial Group, Inc.,
2.70%, 7/16/24		$ 202,000	$ 197,971
2.35%, 1/15/25		400,000	384,638
Takeda Pharmaceutical Co. Ltd.,
5.00%, 11/26/28		200,000	208,390
2.05%, 3/31/30		200,000	168,023
2.00%, 7/09/40	EUR	110,000	98,548
			2,754,437
Kazakhstan – 0.1%
Kazakhstan Government International Bond, 4.88%, 10/14/44		600,000	570,029
KazMunayGas National Co. JSC, 6.38%, 10/24/48(b)		420,000	400,895
			970,924
Kuwait – 0.1%
Equate Petrochemical B.V.,
4.25%, 11/03/26(b)		210,000	209,035
2.63%, 4/28/28(b)		450,000	408,669

MEGlobal Canada ULC, 5.00%, 5/18/25(b)		200,000	203,626
			821,330
Macau – 0.0%(f)
Sands China Ltd., 5.13%, 8/08/25		300,000	291,000
Mexico – 0.7%
Braskem Idesa SAPI, 6.99%, 2/20/32(b)		200,000	179,474
Comision Federal de Electricidad, 3.88%, 7/26/33(b)		720,000	578,026
Grupo Televisa S.A.B., 6.63%, 1/15/40		9,000	10,081
Mexico City Airport Trust, 5.50%, 7/31/47		200,000	159,502
Mexico Government International Bond,
2.66%, 5/24/31		368,000	308,355
4.75%, 3/08/44		2,060,000	1,799,822
4.50%, 1/31/50		420,000	345,702
4.40%, 2/12/52		1,210,000	965,035
Orbia Advance Corp. S.A.B. de C.V.,
1.88%, 5/11/26(b)		280,000	250,600
2.88%, 5/11/31(b)		270,000	220,863
Petroleos Mexicanos,
7.19%, 9/12/24	MXN	1,203,000	54,825
6.88%, 10/16/25		25,000	25,245

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Mexico (Continued)
Petroleos Mexicanos,
6.84%, 1/23/30	$130,000	$ 118,469
6.70%, 2/16/32(h)	389,000	335,193
5.63%, 1/23/46(h)	620,000	425,481
7.69%, 1/23/50	51,000	39,850
		5,816,523
Morocco – 0.0%(f)
OCP S.A., 4.50%, 10/22/25(b)	200,000	200,068
Netherlands – 0.2%
Cooperatieve Rabobank U.A.,
4.38%, 8/04/25	440,000	440,478
(1Y US Treasury CMT + 1.22%), 3.65%, 4/06/28(b)(i)	250,000	241,050
(1Y US Treasury CMT + 1.42%), 3.76%, 4/06/33(b)(i)	250,000	232,615
Shell International Finance B.V.,
3.50%, 11/13/23	170,000	171,596
2.88%, 5/10/26	140,000	136,280
2.38%, 11/07/29	200,000	178,443
2.75%, 4/06/30	100,000	91,781
4.38%, 5/11/45	70,000	67,824
4.00%, 5/10/46	80,000	74,304
3.25%, 4/06/50	300,000	247,506
		1,881,877
Panama – 0.2%
Panama Government International Bond,
3.88%, 3/17/28	200,000	193,140
6.70%, 1/26/36	780,000	873,623
4.30%, 4/29/53	800,000	666,632
4.50%, 4/01/56	247,000	210,043
		1,943,438
Peru – 0.4%
Peruvian Government International Bond,
4.13%, 8/25/27	137,000	136,103
6.55%, 3/14/37	560,000	643,026
3.30%, 3/11/41	370,000	289,266
5.63%, 11/18/50(h)	130,000	142,556
3.55%, 3/10/51	220,000	170,810
3.60%, 1/15/72	270,000	191,536
Petroleos del Peru S.A.,
4.75%, 6/19/32(b)	700,000	567,770
5.63%, 6/19/47(b)	200,000	145,300
		Par (a)	Value
Peru (Continued)

Southern Copper Corp., 5.25%, 11/08/42		$ 1,040,000	$1,064,908
			3,351,275
Philippines – 0.0%(f)
Philippine Government International Bond, 3.20%, 7/06/46		267,000	210,116
Poland – 0.1%
Republic of Poland Government International Bond, 4.00%, 1/22/24		790,000	797,748
Qatar – 0.2%
Qatar Energy,
3.13%, 7/12/41(b)		550,000	459,382
3.30%, 7/12/51(b)		360,000	298,714

Qatar Government International Bond, 4.82%, 3/14/49(b)		580,000	622,821
			1,380,917
Russia – 0.1%
Lukoil Capital DAC,
2.80%, 4/26/27(b)(n)		370,000	133,200
3.60%, 10/26/31(b)(n)		470,000	164,500

Russian Federal Bond - OFZ, 6.10%, 7/18/35(o)	RUB	15,614,000	14,498
			312,198
Saudi Arabia – 0.1%
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(b)		200,000	188,500
EIG Pearl Holdings S.a.r.l.,
3.55%, 8/31/36(b)		217,000	192,205
4.39%, 11/30/46(b)		305,000	257,859
			638,564
South Africa – 0.1%
Anglo American Capital PLC,
4.00%, 9/11/27(b)		400,000	389,750
5.63%, 4/01/30(b)		200,000	209,642

Liquid Telecommunications Financing PLC, 5.50%, 9/04/26(b)		200,000	191,000
Sasol Financing U.S.A. LLC, 5.50%, 3/18/31		200,000	180,000
			970,392
Spain – 0.1%
Banco Santander S.A.,
2.75%, 5/28/25		800,000	764,709
1.85%, 3/25/26		200,000	181,771

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
		Par (a)	Value
Spain (Continued)

Telefonica Emisiones S.A., 4.10%, 3/08/27		$ 150,000	$ 148,349
			1,094,829
Supranational – 0.1%
European Union, 1.25%, 2/04/43	EUR	485,000	470,531
Sweden – 0.0%(f)
Swedbank AB, 1.30%, 6/02/23(b)		200,000	196,456
Switzerland – 0.4%
Credit Suisse A.G.,
1.00%, 5/05/23		920,000	900,682
2.95%, 4/09/25		250,000	242,441
Credit Suisse Group A.G.,
(SOFR + 1.56%), 2.59%, 9/11/25(b)(i)		250,000	238,442
(SOFR + 3.73%), 4.19%, 4/01/31(b)(i)		250,000	231,669
(SOFR + 1.73%), 3.09%, 5/14/32(b)(i)		500,000	418,153
UBS Group A.G.,
(3M USD LIBOR + 0.95%), 2.86%, 8/15/23(b)(i)		200,000	199,607
4.25%, 3/23/28(b)		770,000	759,906
			2,990,900
Taiwan – 0.1%
TSMC Arizona Corp.,
2.50%, 10/25/31		1,020,000	886,084
4.25%, 4/22/32		200,000	198,873
			1,084,957
United Arab Emirates – 0.2%
Abu Dhabi Government International Bond, 3.13%, 9/30/49(b)		520,000	429,318
Abu Dhabi National Energy Co. PJSC, 3.40%, 4/29/51(b)		370,000	320,457
DP World Ltd., 5.63%, 9/25/48(b)		700,000	701,050
			1,450,825
United Kingdom – 0.7%
BAE Systems Holdings, Inc., 3.85%, 12/15/25(b)		253,000	249,889
BAE Systems PLC, 3.40%, 4/15/30(b)		496,000	462,676
Barclays PLC,
(3M USD LIBOR + 1.90%), 4.97%, 5/16/29(i)		200,000	200,729
	Par (a)	Value
United Kingdom (Continued)
Barclays PLC,
(3M USD LIBOR + 3.05%), 5.09%, 6/20/30(i)	$200,000	$ 195,975
BAT Capital Corp.,
3.56%, 8/15/27	300,000	279,638
2.26%, 3/25/28	100,000	85,392
4.54%, 8/15/47	190,000	150,627
3.98%, 9/25/50(h)	66,000	47,586
HSBC Holdings PLC,
(SOFR + 1.93%), 2.10%, 6/04/26(i)	200,000	186,768
(SOFR + 1.10%), 2.25%, 11/22/27(i)	207,000	187,244
(3M USD LIBOR + 1.55%), 4.04%, 3/13/28(i)	240,000	232,179
(3M USD LIBOR + 1.53%), 4.58%, 6/19/29(i)	287,000	281,497
(3M USD LIBOR + 1.61%), 3.97%, 5/22/30(i)	550,000	518,627
(SOFR + 1.19%), 2.80%, 5/24/32(i)	200,000	168,464
Lloyds Banking Group PLC,
(3M USD LIBOR + 0.81%), 2.91%, 11/07/23(i)	270,000	269,538
4.38%, 3/22/28	290,000	286,860

Nationwide Building Society, (3M USD LIBOR + 1.39%), 4.36%, 8/01/24(b)(i)	200,000	201,625
Natwest Group PLC,
(3M USD LIBOR + 1.76%), 4.27%, 3/22/25(i)	400,000	400,105
(3M USD LIBOR + 1.91%), 5.08%, 1/27/30(h)(i)	200,000	202,349
RELX Capital, Inc.,
4.00%, 3/18/29	272,000	268,649
3.00%, 5/22/30	209,000	188,415

Reynolds American, Inc., 5.85%, 8/15/45	108,000	100,731
Vodafone Group PLC, 4.38%, 5/30/28	130,000	132,030
		5,297,593
Uruguay – 0.2%
Uruguay Government International Bond,
4.38%, 1/23/31	800,000	820,016
5.10%, 6/18/50	617,641	643,397
		1,463,413
Total Foreign Issuer Bonds (Cost $76,058,005)		67,051,673

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value

Mortgage-Backed Securities – 29.0%
Commercial Mortgage-Backed Securities – 2.5%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.78%, 6/05/37(b)(d)	$ 740,000	$ 626,210
AREIT Trust, Series 2022-CRE6, Class A, (30D Average SOFR + 1.25%, 1.25% Floor), 1.53%, 11/17/24(b)(c)	840,000	832,489
BANK,
Series 2017-BNK5, Class A4, 3.13%, 6/15/60	330,000	316,430
Series 2017-BNK7, Class A5, 3.44%, 9/15/60	100,000	97,377
Series 2019-BN19, Class C, 4.17%, 8/15/61(d)	280,000	254,686
Series 2018-BN13, Class A5, 4.22%, 8/15/61	480,000	484,873

Bayview Commercial Asset Trust, Series 2006-1A, Class A1, (1M USD LIBOR + 0.41%), 1.07%, 4/25/36(b)(c)	307,068	285,707
Benchmark Mortgage Trust,
Series 2020-IG1, Class AS, 2.91%, 9/15/43	720,000	656,211
Series 2018-B2, Class A5, 3.88%, 2/15/51	390,000	387,911
Series 2019-B9, Class XA, 1.20%, 3/15/52(d)	1,747,287	96,925
Series 2021-B25, Class XA, 1.23%, 4/15/54(d)	6,746,385	491,809
Series 2021-B27, Class XA, 1.39%, 7/15/54(d)	5,254,280	435,575
Series 2019-B10, Class A4, 3.72%, 3/15/62	500,000	492,438

BHMS, Series 2018-ATLS, Class A, (1M USD LIBOR + 1.25%, 1.25% Floor), 1.80%, 7/15/35(b)(c)	1,190,000	1,176,264
BX Commercial Mortgage Trust,
Series 2021-SOAR, Class A, (1M USD LIBOR + 0.67%, 0.67% Floor), 1.23%, 6/15/38(b)(c)	670,000	653,053
	Par (a)	Value
Commercial Mortgage-Backed Securities (Continued)
BX Commercial Mortgage Trust,
Series 2021-XL2, Class A, (1M USD LIBOR + 0.69%, 0.69% Floor), 1.24%, 10/15/38(b)(c)	$ 1,008,596	$982,734

BXP Trust, Series 2017-GM, Class D, 3.54%, 6/13/39(b)(d)	370,000	338,140
CAMB Commercial Mortgage Trust,
Series 2019-LIFE, Class A, (1M USD LIBOR + 1.07%, 1.07% Floor), 1.62%, 12/15/37(b)(c)	720,000	716,385
Series 2019-LIFE, Class D, (1M USD LIBOR + 1.75%, 1.75% Floor), 2.30%, 12/15/37(b)(c)	100,000	98,189

CFK Trust, Series 2019-FAX, Class D, 4.79%, 1/15/39(b)(d)	100,000	94,139
Citigroup Commercial Mortgage Trust,
Series 2019-SMRT, Class D, 4.90%, 1/10/36(b)(d)	500,000	496,127
Series 2019-SMRT, Class E, 4.90%, 1/10/36(b)(d)	500,000	491,338
Series 2014-GC23, Class B, 4.18%, 7/10/47	240,000	237,933
Series 2016-C1, Class D, 5.11%, 5/10/49(b)(d)	250,000	229,827
Series 2017-C4, Class A4, 3.47%, 10/12/50	420,000	408,382

Commercial Mortgage Trust, Series 2020-CX, Class A, 2.17%, 11/10/46(b)	290,000	249,873
CSMC OA LLC, Series 2014-USA, Class B, 4.18%, 9/15/37(b)	530,000	492,427
DBGS Mortgage Trust, Series 2019-1735, Class X, 0.43%, 4/10/37(b)(d)	13,945,000	212,020
GS Mortgage Securities Corp. Trust,
Series 2021-ROSS, Class A, (1M USD LIBOR + 1.15%, 1.15% Floor), 1.71%, 5/15/26(b)(c)	700,000	686,625
Series 2020-DUNE, Class A, (1M USD LIBOR + 1.10%, 1.10% Floor), 1.65%, 12/15/36(b)(c)	960,000	952,394

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Commercial Mortgage-Backed Securities (Continued)
GS Mortgage Securities Corp. Trust,
Series 2019-BOCA, Class A, (1M USD LIBOR + 1.20%, 1.20% Floor), 1.75%, 6/15/38(b)(c)	$ 100,000	$ 99,798
Series 2019-BOCA, Class B, (1M USD LIBOR + 1.50%, 1.50% Floor), 2.05%, 6/15/38(b)(c)	620,000	616,514
Series 2019-BOCA, Class C, (1M USD LIBOR + 1.73%, 1.73% Floor), 2.28%, 6/15/38(b)(c)	530,000	526,701

GS Mortgage Securities Trust, Series 2017-GS8, Class A4, 3.47%, 11/10/50	240,000	234,100
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2022-ACB, Class A, (30D Average SOFR + 1.40%, 1.40% Floor), 1.67%, 3/15/39(b)(c)	330,000	327,950
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-MKST, Class D, (1M USD LIBOR + 1.50%, 1.50% Floor), 2.05%, 12/15/36(b)(c)	710,000	673,995
Series 2017-JP6, Class A5, 3.49%, 7/15/50	235,000	230,583

LSTAR Commercial Mortgage Trust, Series 2015-3, Class AS, 3.30%, 4/20/48(b)(d)	57,505	56,254
MHC Trust, Series 2021-MHC2, Class A, (1M USD LIBOR + 0.85%, 0.85% Floor), 1.40%, 5/15/23(b)(c)	240,000	235,128
Morgan Stanley Capital I Trust,
Series 2019-BPR, Class A, (1M USD LIBOR + 1.40%, 1.40% Floor), 1.95%, 5/15/36(b)(c)	410,000	404,460
Series 2019-L2, Class XA, 1.19%, 3/15/52(d)	2,543,838	140,118

OPG Trust, Series 2021-PORT, Class A, (1M USD LIBOR + 0.48%, 0.48% Floor), 1.04%, 10/15/36(b)(c)	840,000	811,076
	Par (a)	Value
Commercial Mortgage-Backed Securities (Continued)

SFO Commercial Mortgage Trust, Series 2021-555, Class A, (1M USD LIBOR + 1.15%, 1.15% Floor), 1.70%, 5/15/38(b)(c)	$ 200,000	$ 195,494
SMRT, Series 2022-MINI, Class A, (1M CME Term SOFR + 1.00%, 1.00% Floor), 1.52%, 1/15/39(b)(c)	310,000	305,343
Soho Trust, Series 2021-SOHO, Class A, 2.79%, 8/10/38(b)(d)	846,000	734,479
VASA Trust, Series 2021-VASA, Class A, (1M USD LIBOR + 0.90%, 0.90% Floor), 1.45%, 7/15/39(b)(c)	410,000	400,743
Wells Fargo Commercial Mortgage Trust,
Series 2015-P2, Class D, 3.24%, 12/15/48(b)	147,000	119,572
Series 2016-BNK1, Class B, 2.97%, 8/15/49	300,000	271,463
Series 2017-C38, Class A5, 3.45%, 7/15/50	315,000	307,271
		20,665,533
Federal Home Loan Mortgage Corporation – 4.6%
Multiclass Certificates, Series 2020-RR07, Class BX, 2.61%, 10/27/28	4,160,000	543,192
Multifamily Structured Pass Through Certificates,
Series K736, Class X1, 1.43%, 7/25/26(d)	1,024,034	43,927
Series K095, Class XAM, 1.37%, 6/25/29(d)	500,000	38,735
Series K-1517, Class X1, 1.44%, 7/25/35(d)	239,624	30,733
Pool,
3.00%, 10/01/32 - 2/01/52	5,847,321	5,568,635
3.50%, 4/01/33 - 2/01/52	1,341,711	1,322,019
2.00%, 7/01/41 - 2/01/52	10,370,353	9,231,340
1.50%, 10/01/41	38,529	33,032
4.00%, 1/01/45 - 6/01/50	2,032,904	2,052,641
(1Y USD LIBOR + 1.62%, 1.62% Floor, 7.87% Cap), 2.87%, 11/01/47(c)	225,095	224,779
(1Y USD LIBOR + 1.63%, 1.63% Floor, 8.01% Cap), 3.01%, 11/01/48(c)	795,211	785,409

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Federal Home Loan Mortgage Corporation (Continued)
Pool,
4.50%, 1/01/49 - 1/01/51	$1,556,844	$1,613,399
6/01/49 - 4/01/52(g)	8,121,691	7,519,159
5.00%, 11/01/49	76,039	79,647
(1Y USD LIBOR + 1.62%, 1.62% Floor, 8.09% Cap), 3.09%, 2/01/50(c)	392,797	390,307
2.50%, 7/01/50 - 3/01/52	7,760,674	7,121,898
Real Estate Mortgage Investment Conduits,
Series 2019-RR01, Class X, 1.53%, 6/25/28	2,500,000	195,200
Series 5100, Class MI, 3.50%, 9/25/48	173,322	31,450
Series 5148, Class BI, 2.50%, 1/25/49	864,622	141,652
Series 5140, Class NI, 2.50%, 5/25/49	386,318	53,172
Series 5148, Class CI, 2.00%, 6/25/49	486,568	57,611
Series 4940, Class PI, 4.00%, 7/25/49	38,319	5,968
Series 4995, Class BI, 4.50%, 6/25/50	43,662	8,450
Series 5010, Class IK, 2.50%, 9/25/50	72,791	11,065
Series 5010, Class JI, 2.50%, 9/25/50	344,788	57,460
Series 5013, Class IN, 2.50%, 9/25/50	90,105	15,023
Series 5129, Class IO, 3.00%, 9/25/50	112,836	15,872
Series 5014, Class DI, 4.00%, 9/25/50	50,982	9,343
Series 5018, Class MI, 2.00%, 10/25/50	270,884	38,147
Series 5018, Class CI, 4.50%, 10/25/50	48,528	9,973
Series 5040, Class IB, 2.50%, 11/25/50	79,548	11,695
Series 5059, Class IB, 2.50%, 1/25/51	370,482	62,866
Series 5069, Class MI, 2.50%, 2/25/51	85,740	13,273
Series 5139, Class IG, 3.00%, 9/25/51	324,662	45,455
Series 5142, Class IP, 3.00%, 9/25/51	86,580	13,020
Series 5142, Class PI, 3.00%, 9/25/51	91,060	14,134
Series 5145, Class HI, 3.00%, 9/25/51	88,120	12,761
Series 5155, Class JI, 3.00%, 10/25/51	89,779	11,807
	Par (a)	Value
Federal Home Loan Mortgage Corporation (Continued)
Real Estate Mortgage Investment Conduits,
Series 5155, Class NI, 3.00%, 10/25/51	$ 178,745	$ 23,521
Series 5167, Class MI, 3.00%, 11/25/51	93,097	11,946
Series 5224, Class HL, 4.00%, 4/25/52	500,000	499,373

Strips, Series 334, Class S7, (6.10% - 1M USD LIBOR, 6.10% Cap), 5.55%, 8/15/44(c)	25,150	3,772
		37,972,861
Federal Home Loan Mortgage Corporation Gold – 0.7%
Pool,
3.00%, 10/01/32 - 9/01/48	908,425	893,298
3.50%, 6/01/46 - 4/01/49	3,253,046	3,202,067
4.50%, 4/01/47 - 4/01/49	702,511	728,063
4.00%, 6/01/48	786,043	794,763
5.00%, 11/01/48	37,918	39,577
		5,657,768
Federal National Mortgage Association – 10.5%
Alternative Credit Enhancement Securities,
Series 2019-M6, Class A2, 3.45%, 1/01/29	87,511	87,505
Series 2019-M23, Class 3A3, 2.72%, 10/25/31	91,779	86,509
Series 2020-M36, Class X1, 1.55%, 9/25/34(d)	589,073	52,651
Series 2013-M6, Class 1AC, 3.46%, 2/25/43(d)	54,740	53,646

Interest Strip, Series 409, Class C18, 4.00%, 4/25/42	9,318	1,677
Pool,
3.00%, 9/01/28 - 12/01/54	14,891,787	14,278,445
3.16%, 5/01/29	57,699	56,967
2.93%, 6/01/30	19,307	18,630
2.15%, 2/01/32(d)	19,997	17,894
2.50%, 12/01/33 - 4/01/52	16,529,932	15,243,744
3.50%, 1/01/34 - 4/01/52	9,660,193	9,488,823
1.50%, 12/01/35 - 12/01/41	3,459,025	2,972,218
3/01/41 - 4/01/52(g)	8,619,317	8,015,023
6.00%, 7/01/41	36,204	40,006

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Federal National Mortgage Association (Continued)
Pool,
2.00%, 10/01/41 - 3/01/52	$14,139,647	$12,541,836
4.50%, 11/01/43 - 1/01/59	6,532,518	6,744,561
4.00%, 7/01/44 - 10/01/51	11,506,090	11,528,861
5.00%, 8/01/48 - 9/01/49	1,358,945	1,429,597
3.50%, 1/01/51(p)	3,480,696	3,382,207
Real Estate Mortgage Investment Conduits,
Series 2013-54, Class BS, (6.15% - 1M USD LIBOR, 6.15% Cap), 5.48%, 6/25/43(c)	22,757	3,549
Series 2021-69, Class IJ, 2.50%, 1/25/49	882,425	132,141
Series 2021-61, Class KI, 2.50%, 4/25/49	577,776	94,134
Series 2020-32, Class PI, 4.00%, 5/25/50	104,142	19,656
Series 2020-47, Class GZ, 2.00%, 7/25/50	207,463	150,127
Series 2020-56, Class DI, 2.50%, 8/25/50	168,844	28,097
Series 2020-74, Class EI, 2.50%, 10/25/50	82,418	13,815
Series 2020-77, Class HI, 4.00%, 11/25/50	326,600	58,303
Series 2020-89, Class DI, 2.50%, 12/25/50	247,886	37,295
Series 2020-97, Class AI, 2.00%, 1/25/51	463,860	63,694
Series 2021-3, Class QI, 2.50%, 2/25/51	785,494	121,780
Series 2021-3, Class IB, 2.50%, 2/25/51	276,144	47,295
Series 2021-1, Class IG, 2.50%, 2/25/51	179,798	29,104
Series 2021-31, Class IB, 4.00%, 6/25/51	143,380	27,491
Series 2021-50, Class IO, 4.00%, 8/25/51	315,518	58,336
		86,925,617
Government National Mortgage Association – 2.7%
Pool, 5/01/52 - 6/01/52(g)	20,470,571	19,465,101
Series 2013-107, Class AD, 2.76%, 11/16/47(d)	93,488	89,866
Series 2014-17, Class AM, 3.33%, 6/16/48(d)	11,307	11,271
Series 2014-H20, Class FA, (1M USD LIBOR + 0.43%, 0.43% Floor), 0.67%, 10/20/64(c)	188,648	187,529
Series 2020-123, Class IL, 2.50%, 8/20/50	88,489	12,886
	Par (a)	Value
Government National Mortgage Association (Continued)
Series 2020-123, Class NI, 2.50%, 8/20/50	$ 173,246	$ 25,095
Series 2020-127, Class IN, 2.50%, 8/20/50	86,355	12,403
Series 2020-129, Class IE, 2.50%, 9/20/50	89,149	13,465
Series 2020-144, Class IO, 2.50%, 9/20/50	161,269	20,005
Series 2020-146, Class DI, 2.50%, 10/20/50	82,706	10,720
Series 2020-151, Class MI, 2.50%, 10/20/50	500,090	68,572
Series 2020-160, Class IH, 2.50%, 10/20/50	90,882	13,704
Series 2020-160, Class VI, 2.50%, 10/20/50	89,322	13,394
Series 2020-160, Class YI, 2.50%, 10/20/50	269,705	39,782
Series 2020-181, Class WI, 2.00%, 12/20/50	432,602	50,587
Series 2020-185, Class MI, 2.50%, 12/20/50	85,889	12,127
Series 2020-190, Class IO, 1.04%, 11/16/62(d)	3,276,523	268,993
Series 2020-47, Class MI, 3.50%, 4/20/50	311,993	49,876
Series 2020-47, Class NI, 3.50%, 4/20/50	81,578	12,268
Series 2020-H04, Class FP, (1M USD LIBOR + 0.50%, 0.50% Floor), 0.74%, 6/20/69(c)	210,715	209,640
Series 2020-H09, Class FL, (1M USD LIBOR + 1.15%, 1.15% Floor), 1.39%, 5/20/70(c)	146,855	149,775
Series 2020-H13, Class FA, (1M USD LIBOR + 0.45%, 0.45% Floor, 7.50% Cap), 0.69%, 7/20/70(c)	797,944	790,635
Series 2020-H13, Class FM, (1M USD LIBOR + 0.40%, 0.40% Floor, 11.00% Cap), 0.64%, 8/20/70(c)	206,921	206,026
Series 2021-15, Class GI, 3.50%, 1/20/51	83,128	14,028
Series 2021-161, Class IB, 4.00%, 9/20/51	79,489	11,261
Series 2021-176, Class IA, 3.50%, 10/20/51	81,572	11,813
Series 2021-199, Class KI, 3.50%, 11/20/51	89,310	11,031
Series 2021-209, Class TJ, 3.50%, 11/20/51	83,076	10,567

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Government National Mortgage Association (Continued)
Series 2021-214, Class AI, 4.00%, 12/20/51	$ 118,298	$ 18,612
Series 2021-215, Class LI, 3.00%, 12/20/51	95,831	10,757
Series 2021-221, Class AI, 3.50%, 12/20/51	171,514	19,940
Series 2021-221, Class CI, 3.00%, 12/20/51	87,180	13,133
Series 2021-29, Class TI, 2.50%, 2/20/51	484,442	91,614
Series 2021-5, Class IO, 1.09%, 1/16/61(d)	3,617,895	299,324
Series 2021-78, Class IC, 4.00%, 5/20/51	77,708	11,458
Series 2022-3, Class IO, 0.64%, 2/16/61(d)	99,548	6,211
		22,263,469
Government National Mortgage Association I – 0.0%(f)
Pool,
3.00%, 9/15/42 - 10/15/42	191,405	184,103
3.50%, 6/15/48 - 5/15/50	130,274	130,412
		314,515
Government National Mortgage Association II – 1.5%
Pool,
1/07/39	400,000	377,750
3.50%, 3/20/45 - 7/20/50	2,094,143	2,071,204
3.00%, 8/20/46 - 9/20/51	2,371,314	2,269,022
4.00%, 3/20/47 - 5/20/50	1,868,733	1,893,699
4.50%, 4/20/47 - 12/20/50	1,856,989	1,908,699
2.00%, 8/20/50 - 3/20/51	1,180,057	1,072,920
11/20/50 (g)	662,562	603,959
2.50%, 10/20/51 - 12/20/51	2,506,198	2,330,821
		12,528,074
Uniform Mortgage-Backed Securities – 4.3%
Pool, 5/01/37 - 7/01/52(g)	38,842,738	35,902,059
Whole Loan – 2.2%
Adjustable Rate Mortgage Trust, Series 2005-9, Class 5A1, (1M USD LIBOR + 0.54%, 0.54% Floor, 11.00% Cap), 1.21%, 11/25/35(c)	145,956	146,522
Cascade MH Asset Trust, Series 2021-MH1, Class A1, 1.75%, 2/25/46(b)	146,281	133,517
	Par (a)	Value
Whole Loan (Continued)
CIM Trust, Series 2021-R6, Class A1, 1.43%, 7/25/61(b)	$324,293	$300,448
COLT Mortgage Loan Trust, Series 2022-2, Class A1, (Step to 3.99% on 3/25/26), 2.99%, 2/25/67(b)(e)	191,185	187,216
CSMC,
Series 2021-2R, Class 1A1, (1M USD LIBOR + 1.75%, 1.75% Floor), 2.55%, 7/25/47(b)(c)	309,440	301,168
Series 2019-NQM1, Class A2, (Step to 3.86% on 12/25/23), 2.86%, 10/25/59(b)(e)	409,483	403,263
Series 2021-NQM2, Class A3, 1.54%, 2/25/66(b)	108,290	103,221
Series 2021-NQM6, Class A3, 1.59%, 7/25/66(b)	712,010	634,503
Series 2021-NQM7, Class A1, 1.76%, 10/25/66(b)	171,792	161,692
Series 2022-NQM1, Class A1, 2.27%, 11/25/66(b)	725,522	672,049
CSMC Trust,
Series 2021-RPL2, Class A1, 2.00%, 1/25/60(b)	134,265	124,721
Series 2021-RPL3, Class A1, 2.00%, 1/25/60(b)	143,888	138,340
Series 2021-RPL6, Class A1, 2.00%, 10/25/60(b)	172,989	161,440
Series 2021-RPL4, Class A1, 1.80%, 12/27/60(b)(d)	173,255	163,804

Deephaven Residential Mortgage Trust, Series 2022-1, Class A1, 2.21%, 1/25/67(b)	447,107	423,049
Ellington Financial Mortgage Trust,
Series 2021-2, Class A1, 0.93%, 6/25/66(b)	358,882	326,828
Series 2022-1, Class A1, 2.21%, 1/25/67(b)	202,638	191,303

FHLMC Structured Agency Credit Risk Debt Notes, Series 2014-DN3, Class M3, (1M USD LIBOR + 4.00%), 4.67%, 8/25/24(c)	41,394	41,812

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Whole Loan (Continued)
FNMA Connecticut Avenue Securities,
Series 2014-C04, Class 1M2, (1M USD LIBOR + 4.90%), 5.57%, 11/25/24(c)	$ 85,610	$ 90,312
Series 2016-C02, Class 1M2, (1M USD LIBOR + 6.00%), 6.67%, 9/25/28(c)	222,391	234,333
Series 2016-C03, Class 1M2, (1M USD LIBOR + 5.30%), 5.97%, 10/25/28(c)	229,625	239,072
Freddie Mac STACR REMIC Trust,
Series 2021-DNA6, Class M2, (30D Average SOFR + 1.50%), 1.79%, 10/25/41(b)(c)	580,000	558,726
Series 2022-DNA1, Class M1A, (30D Average SOFR + 1.00%), 1.29%, 1/25/42(b)(c)	820,000	805,137
Series 2022-DNA3, Class M1B, (30D Average SOFR + 2.90%), 3.15%, 4/25/42(b)(c)	550,000	550,687
Series 2020-DNA6, Class M1, (30D Average SOFR + 0.90%), 1.19%, 12/25/50(b)(c)	14,687	14,670
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-DNA2, Class M2, (30D Average SOFR + 2.30%), 2.59%, 8/25/33(b)(c)	190,000	187,408
Series 2022-DNA2, Class M1A, (30D Average SOFR + 1.30%), 1.59%, 2/25/42(b)(c)	617,672	612,267
Series 2022-DNA2, Class M1B, (30D Average SOFR + 2.40%), 2.69%, 2/25/42(b)(c)	200,000	195,875

GSR Mortgage Loan Trust, Series 2007-1F, Class 2A4, 5.50%, 1/25/37	175,016	208,841
HarborView Mortgage Loan Trust,
Series 2005-9, Cllass 2A1B, (1M USD LIBOR + 0.74%, 0.74% Floor, 11.00% Cap), 1.33%, 6/20/35(c)	154,607	150,479
	Par (a)	Value
Whole Loan (Continued)
HarborView Mortgage Loan Trust,
Series 2005-9, Cllass 2A1C, (1M USD LIBOR + 0.90%, 0.90% Floor, 11.00% Cap), 1.49%, 6/20/35(c)	$569,923	$551,279

Impac CMB Trust, Series 2007-A, Class A, (1M USD LIBOR + 0.50%, 0.50% Floor, 11.50% Cap), 1.17%, 5/25/37(b)(c)	198,797	195,462
Legacy Mortgage Asset Trust,
Series 2021-GS2, Class A1, (Step to 4.75% on 5/25/24), 1.75%, 4/25/61(b)(e)	314,914	298,235
Series 2021-GS5, Class A1, (Step to 5.25% on 12/25/24), 2.25%, 7/25/67(b)(e)	193,332	185,494
MASTR Asset Securitization Trust,
Series 2007-1, Class 1A4, 6.50%, 11/25/37	616,224	201,164
Series 2007-2, Class A2, 6.25%, 1/25/38	380,936	255,455

Merrill Lynch Mortgage Investors Trust, Series 2004-A1, Class 2A2, 2.32%, 2/25/34(d)	255,917	257,278
Mill City Mortgage Loan Trust, Series 2019-1, Class A1, 3.25%, 10/25/69(b)(d)	349,269	341,510
Morgan Stanley Resecuritization Trust, Series 2015-R2, Class 2A1, (12MTA + 1.09%, 1.09% Floor), 2.40%, 12/26/46(b)(c)	77,964	78,405
New Residential Mortgage Loan Trust,
Series 2015-2A, Class A1, 3.75%, 8/25/55(b)	253,804	247,107
Series 2021-NQM3, Class A1, 1.16%, 11/27/56(b)	207,407	195,318
Series 2017-2A, Class B2, 4.75%, 3/25/57(b)	269,316	265,264
Series 2018-RPL1, Class M2, 3.50%, 12/25/57(b)	280,000	264,487
Series 2018-3A, Class A1, 4.50%, 5/25/58(b)(d)	735,931	737,620

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Whole Loan (Continued)
New Residential Mortgage Loan Trust,
Series 2019-NQM4, Class A1, 2.49%, 9/25/59(b)	$110,860	$109,508
Series 2019-6A, Class A1B, 3.50%, 9/25/59(b)(d)	672,979	654,945
Series 2019-6A, Class B3C, 3.75%, 9/25/59(b)(d)	571,258	542,391
Series 2022-NQM3, Class A1, 3.90%, 4/25/62(b)(d)	800,000	788,962
OBX Trust,
Series 2021-NQM2, Class A1, 1.10%, 5/25/61(b)	620,417	576,829
Series 2021-NQM3, Class A1, 1.05%, 7/25/61(b)	195,677	177,181
Series 2022-NQM1, Class A1, 2.31%, 11/25/61(b)	757,571	711,806

PRKCM Trust, Series 2021-AFC2, Class A1, 2.07%, 11/25/56(b)	200,489	186,811
Residential Mortgage Loan Trust,
Series 2019-2, Class A1, 2.91%, 5/25/59(b)	75,150	74,906
Series 2020-2, Class A1, 1.65%, 5/25/60(b)	139,933	139,050

SG Residential Mortgage Trust, Series 2022-1, Class A1, 3.17%, 3/27/62(b)(d)	782,958	758,845
Thornburg Mortgage Securities Trust, Series 2004-2, Class A4, (1M USD LIBOR + 0.68%, 0.34% Floor, 11.50% Cap), 1.35%, 6/25/44(c)	287,486	276,667
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 6.64%, 2/25/38(b)(d)	177,182	52,248
	Par (a)	Value
Whole Loan (Continued)

WaMu Mortgage Pass-Through Certificates, Series 2006-AR13, Class 1A, (12MTA + 0.88%, 0.88% Floor), 1.10%, 10/25/46(c)	$303,695	$ 281,736
ZH Trust, Series 2021-2, Class A, 2.35%, 10/17/27(b)	233,492	231,398
		18,100,064
Total Mortgage-Backed Securities (Cost $252,779,294)		240,329,960

Municipal Bonds – 0.3%
California – 0.1%
Bay Area Toll Authority Toll Bridge Subordinate Revenue Bonds, Series S1, Build America Bonds, 7.04%, 4/01/50	150,000	214,195
California State Taxable GO Unlimited Refunding Bonds, 4.60%, 4/01/38	215,000	224,291
California State Various Purpose Taxable GO Unlimited Bonds, Build America Bonds,
7.50%, 4/01/34	65,000	85,414
7.55%, 4/01/39	20,000	27,735

Los Angeles Community College District GO Unlimited Bonds, Build America Bonds, 6.60%, 8/01/42	45,000	59,065
Los Angeles Unified School District GO Unlimited Bonds, Series RY, Build America Bonds, 6.76%, 7/01/34	215,000	258,026
University of California Taxable General Revenue Bonds, Series AD, 4.86%, 5/15/12(q)	25,000	25,099
		893,825
Georgia – 0.0%(f)
Municipal Electric Authority of Georgia Taxable Revenue Bonds, Build America Bonds, 6.64%, 4/01/57	40,000	49,086
Illinois – 0.1%
Illinois State Taxable GO Unlimited Pension Bonds, 5.10%, 6/01/33	380,000	388,850

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
New Jersey – 0.0%(f)
New Jersey State Turnpike Authority Taxable Revenue Bonds, Build America Bonds, 7.41%, 1/01/40	$66,000	$ 89,628
New York – 0.1%
Metropolitan Transportation Authority Revenue Bonds, Build America Bonds, 5.87%, 11/15/39	45,000	50,475
New York City Municipal Water Finance Authority Water & Sewer System Second General Resolution Taxable Revenue Bonds, 5.88%, 6/15/44	30,000	37,628
New York City Municipal Water Finance Authority Water & Sewer System Taxable Revenue Bonds, Build America Bonds, 6.01%, 6/15/42	25,000	31,409
New York State Dormitory Authority Personal Income TRB, Build America Bonds, 5.39%, 3/15/40	30,000	33,266
Port Authority of New York & New Jersey Consolidated 164th Taxable Revenue Bonds, 5.65%, 11/01/40	35,000	40,667
Port Authority of New York & New Jersey Consolidated 168th Revenue Bonds, 4.93%, 10/01/51	55,000	60,858
Port Authority of New York & New Jersey Consolidated Taxable Revenue Bonds, Series 181, 4.96%, 8/01/46	60,000	65,689
		319,992
Ohio – 0.0%(f)
American Municipal Power-Ohio, Inc., Taxable Revenue Bonds, Series B, Combined Hydroelectric Projects, 8.08%, 2/15/50	75,000	114,149
	Par (a)	Value
Texas – 0.0%(f)
San Antonio Electric & Gas Junior Lien Revenue Bonds, Build America Bonds, 5.81%, 2/01/41	$ 75,000	$ 87,835
Texas State Taxable GO Unlimited Bonds, Build America Bonds, 5.52%, 4/01/39	115,000	134,179
		222,014
Washington – 0.0%(f)
Seattle Municipal Light & Power Improvement Revenue Bonds, 5.00%, 4/01/44	275,000	303,618
Total Municipal Bonds (Cost $2,603,873)		2,381,162

Term Loans – 0.2%
Aerospace/Defense – 0.0%(f)
Cobham Ultra U.S. Co-Borrower LLC, Term Loan, 11/17/28(r)	20,000	19,815
Apparel – 0.0%(f)
Fanatics Commerce Intermediate Holdco LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M + 3.25%), 4.06%, 11/24/28(c)	28,928	28,711
Building Materials – 0.0%(f)
CP Iris Holdco I, Inc., Delayed Draw Term Loan, 10/02/28(r)	3,480	3,407
CP Iris Holdco I, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 1M + 3.50%), 4.26%, 10/02/28(c)	17,399	17,035
Zurn LLC, Term B Loan, (Floating, ICE LIBOR USD 1M + 2.25%), 3.01%, 10/04/28(c)	5,985	5,961
		26,403
Chemicals – 0.1%
Bakelite UK Intermediate Ltd., Term Loan, 2/02/29(r)	128,000	125,440
LSF11 A5 Holdco LLC, Term Loan, (Floating, ICE CME Term SOFR USD 1M + 3.50%), 4.31%, 10/15/28(c)	100,000	98,275
		223,715

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Commercial Services – 0.0%(f)
AEA International Holdings (Luxembourg) S.a.r.l. Initial Term Loan (First Lien), (Floating, ICE LIBOR USD 3M + 3.75%), 4.81%, 9/07/28(c)	$ 74,713	$ 74,433
Allied Universal Holdco LLC, Initial U.S. Dollar Term Loan, (Floating, ICE LIBOR USD 1M + 3.75%), 4.51%, 5/12/28(c)	67,660	65,834
		140,267
Distribution/Wholesale – 0.0%(f)
KAR Auction Services, Inc., Tranche B-6 Term Loan, (Floating, ICE LIBOR USD 1M + 2.25%), 3.06%, 9/19/26(c)	14,454	14,363
Entertainment – 0.1%
Bally's Corp., Term B Facility Loan, (Floating, ICE LIBOR USD 3M + 3.25%), 3.75%, 10/02/28(c)	162,592	160,967
Herschend Entertainment Company LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M + 3.75%), 4.56%, 8/28/28(c)	37,810	37,526
Scientific Games Holdings L.P., Initial Dollar Term Loan, (Floating, ICE CME Term SOFR USD 3M + 3.50%), 4.18%, 4/04/29(c)	80,000	79,114
Seaworld Parks & Entertainment, Inc., Term B Loan, (Floating, ICE LIBOR USD 1M + 3.00%), 3.81%, 8/25/28(c)	235,815	232,179
		509,786
Food – 0.0%(f)
BCPE North Star U.S. Holdco 2, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 4.00%), 5.01%, 6/09/28(c)	84,787	82,615
Healthcare - Products – 0.0%(f)
Medline Borrower L.P., Initial Dollar Term Loan, (Floating, ICE LIBOR USD 1M + 3.25%), 4.01%, 10/23/28(c)	192,000	188,640
	Par (a)	Value
Holding Companies - Diversified – 0.0%(f)
SWF Holdings I Corp., Initial Term Loan, (Floating, ICE LIBOR USD 1M + 4.00%), 4.75%, 10/06/28(c)	$ 39,000	$ 36,051
Internet – 0.0%(f)
Olaplex, Inc., Initial Term Loan, (Floating, ICE CME Term SOFR USD 3M + 3.75%), 4.80%, 2/23/29(c)	207,000	206,483
Lodging – 0.0%(f)
Jack Ohio Finance LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M + 4.75%), 5.51%, 10/04/28(c)	25,935	25,481
Media – 0.0%(f)
Gray Television, Inc., Term D Loan, 12/01/28(r)	111,000	110,133
Oil & Gas – 0.0%(f)
Southwestern Energy Company, Initial Loan, (Floating, ICE CME Term SOFR USD 3M + 2.50%), 3.15%, 6/22/27(c)	74,813	74,625
Packaging & Containers – 0.0%(f)
Valcour Packaging LLC, Initial Term Loan, (Floating, ICE LIBOR USD 3M + 3.75%), 5.22%, 10/04/28(c)	15,000	14,738
Retail – 0.0%(f)
Foundation Building Materials, Inc., Initial Term Loan,
(Floating, ICE LIBOR USD 1M + 3.25%), 4.01%, 1/29/28(c)	290	279
(Floating, ICE LIBOR USD 3M + 3.25%), 4.49%, 1/29/28(c)	114,840	110,677

Leslie's Poolmart, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 2.50%), 3.02%, 3/09/28(c)	21,345	21,052
Tory Burch LLC, Initial Term B Loan, (Floating, ICE LIBOR USD 1M + 3.00%), 3.76%, 4/16/28(c)	69,475	67,217
		199,225

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Software – 0.0%(f)
ConnectWise LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M + 3.50%), 4.26%, 9/30/28(c)	$ 78,802	$ 78,211
Total Term Loans (Cost $2,000,890)		1,979,262

U.S. Government Obligations – 18.6%
U.S. Treasury Bonds – 9.1%
4.25%, 5/15/39	51,000	59,393
4.50%, 8/15/39	51,000	61,178
4.38%, 11/15/39	51,000	60,174
4.63%, 2/15/40	370,000	450,417
1.13%, 5/15/40	1,108,000	798,323
3.88%, 8/15/40	370,000	409,457
1.13%, 8/15/40	1,108,000	794,471
4.25%, 11/15/40	370,000	428,391
1.38%, 11/15/40	1,108,000	829,182
1.88%, 2/15/41	3,750,000	3,061,523
2.25%, 5/15/41	1,130,000	979,127
1.75%, 8/15/41(p)	2,570,000	2,035,922
2.00%, 11/15/41	1,690,000	1,398,739
3.13%, 2/15/43	198,000	195,548
2.88%, 5/15/43	198,000	187,706
3.63%, 8/15/43	198,000	211,094
3.75%, 11/15/43	198,000	215,062
2.50%, 2/15/45(p)	3,341,000	2,957,438
2.88%, 11/15/46	193,000	183,795
2.75%, 11/15/47(p)	3,341,000	3,122,661
3.00%, 2/15/48(p)	3,264,000	3,207,008
1.63%, 11/15/50(p)	8,620,000	6,336,373
1.88%, 2/15/51(p)	22,470,000	17,609,985
2.38%, 5/15/51(p)	23,210,000	20,433,866
2.00%, 8/15/51	3,840,000	3,102,600
1.88%, 11/15/51	1,449,000	1,136,559
2.25%, 2/15/52	6,126,000	5,259,745
		75,525,737
U.S. Treasury Notes – 9.5%
2.75%, 5/31/23	392,000	394,144
0.13%, 5/31/23	1,269,000	1,240,794
0.25%, 11/15/23	30,000	28,963
2.25%, 3/31/24(h)	104,000	103,122
2.13%, 7/31/24	392,000	386,350
1.75%, 7/31/24	662,000	647,157
1.50%, 9/30/24	384,000	372,135
1.50%, 10/31/24	5,809,000	5,620,207
2.25%, 11/15/24(p)	1,540,000	1,516,720
1.75%, 12/31/24(p)	6,696,000	6,502,967
2.00%, 2/15/25	487,000	475,510
1.50%, 2/15/25	63,000	60,652
	Par (a)	Value
U.S. Treasury Notes (Continued)
0.50%, 3/31/25	$ 1,540,000	$ 1,437,975
0.38%, 4/30/25	7,349,000	6,820,791
2.13%, 5/15/25	420,000	410,419
0.25%, 5/31/25	9,100,000	8,389,773
0.25%, 10/31/25	80,000	72,878
0.38%, 11/30/25	1,286,000	1,173,927
0.38%, 12/31/25	1,286,000	1,171,667
0.38%, 1/31/26(p)	250,000	227,207
0.75%, 4/30/26	930,000	853,057
0.75%, 5/31/26	6,736,000	6,165,545
1.50%, 8/15/26	558,000	525,087
1.63%, 11/30/26	1,555,000	1,466,681
1.88%, 2/28/27	3,000	2,857
0.63%, 3/31/27	621,000	555,552
0.50%, 4/30/27	621,000	550,701
2.38%, 5/15/27	614,000	597,571
0.50%, 5/31/27	484,000	428,170
2.25%, 8/15/27(p)	2,561,000	2,471,865
0.75%, 1/31/28	5,350,000	4,724,510
1.25%, 3/31/28	3,438,000	3,117,836
1.25%, 4/30/28	443,000	401,313
1.25%, 5/31/28	12,640,000	11,433,275
2.88%, 8/15/28(p)	122,000	121,309
1.25%, 9/30/28	87,000	78,269
3.13%, 11/15/28	329,000	332,033
1.38%, 12/31/28	44,000	39,806
2.63%, 2/15/29	548,000	536,826
1.88%, 2/28/29(h)	34,000	31,753
2.38%, 3/31/29	9,000	8,677
2.88%, 4/30/29	3,200,000	3,185,000
2.38%, 5/15/29	548,000	528,049
1.63%, 8/15/29(h)	890,000	814,559
1.75%, 11/15/29	453,000	417,609
1.50%, 2/15/30	869,000	783,865
1.13%, 2/15/31	207,000	178,651
1.63%, 5/15/31	109,000	97,968
1.25%, 8/15/31	420,000	363,759
1.88%, 2/15/32	457,000	417,298
		78,282,809
Total U.S. Government Obligations (Cost $175,034,880)		153,808,546

	Number of Shares
Investment Companies – 17.7%
BlackRock Allocation Target Shares - BATS, Series A	7,512,328	71,892,978
Schwab Intermediate-Term U.S. Treasury ETF	321,586	16,642,076

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Number of Shares	Value
Schwab Short-Term U.S. Treasury ETF	845,934	$ 41,687,628
Vanguard Long-Term Treasury ETF(h)	226,224	16,487,205
Total Investment Companies (Cost $154,640,052)		146,709,887

	Par (a)/Number of Shares
Short-Term Investments – 8.1%
Borrowed Bond Agreements – 0.6%
Barclays Capital, Inc., 0.22%, Open (Purchased on 4/29/22 to be repurchased at $1,528,791, collateralized by U.S. Treasury Bonds, 1.88%, due 2/15/51, par and fair value of $1,926,000 and $1,528,763, respectively)(s)	$1,528,762	1,528,762
Barclays Capital, Inc., 0.22%, Open (Purchased on 4/29/22 to be repurchased at $44,040, collateralized by U.S. Treasury Bonds, 2.38%, due 5/15/51, par and fair value of $49,000 and $44,039, respectively)(s)	$ 44,039	44,039
BofA Securities, Inc., 0.20%, Open (Purchased on 4/29/22 to be repurchased at $1,765, collateralized by U.S. Treasury Notes, 1.38%, due 11/15/31, par and fair value of $2,000 and $1,765, respectively)(s)	$ 1,765	1,765
BofA Securities, Inc., 0.20%, Open (Purchased on 4/29/22 to be repurchased at $135,332, collateralized by U.S. Treasury Bonds, 2.25%, due 8/15/49, par and fair value of $156,000 and $135,330, respectively)(s)	$ 135,330	135,330
	Par (a)/Number of Shares	Value
Borrowed Bond Agreements (Continued)
BofA Securities, Inc., 0.20%, Open (Purchased on 4/29/22 to be repurchased at $254,422, collateralized by U.S. Treasury Notes, 0.88%, due 11/15/30, par and fair value of $298,000 and $254,418, respectively)(s)	$ 254,418	$ 254,418
BofA Securities, Inc., 0.20%, Open (Purchased on 4/29/22 to be repurchased at $326,143, collateralized by U.S. Treasury Notes, 0.63%, due 8/15/30, par and fair value of $390,000 and $326,138, respectively)(s)	$ 326,137	326,137
BNP Paribas SA, 0.19%, Open (Purchased on 4/29/22 to be repurchased at $1,348,545, collateralized by U.S. Treasury Notes, 0.63%, due 5/15/30, par and fair value of $1,603,000 and $1,348,524, respectively)(s)	$1,348,524	1,348,524
BofA Securities, Inc., 0.20%, Open (Purchased on 4/29/22 to be repurchased at $981,489, collateralized by U.S. Treasury Bonds, 1.25%, due 5/15/50, par and fair value of $1,446,000 and $981,473, respectively)(s)	$ 981,472	981,472
BofA Securities, Inc., 0.20%, Open (Purchased on 4/29/22 to be repurchased at $515,897, collateralized by U.S. Treasury Bonds, 1.63%, due 11/15/50, par and fair value of $689,000 and $515,889, respectively)(s)	$ 515,889	515,889
		5,136,336
Corporate Bonds – 0.4%
AbbVie, Inc., 2.30%, 11/21/22	$ 555,000	554,912

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)/Number of Shares	Value
Corporate Bonds (Continued)
American Airlines Pass Through Trust, Series 2013-2, Class A, 4.95%, 1/15/23	$ 24,744	$ 24,579
Anthem, Inc., 2.95%, 12/01/22	30,000	30,108
Bank of America Corp., 3.30%, 1/11/23	270,000	272,172
Bristol-Myers Squibb Co., 2.60%, 5/16/22	110,000	110,073
Continental Resources, Inc., 4.50%, 4/15/23	90,000	91,008
Dollar General Corp., 3.25%, 4/15/23	10,000	10,036
Eaton Corp., 2.75%, 11/02/22	40,000	40,106
Edison International, 3.13%, 11/15/22	15,000	15,021
Energy Transfer L.P., 3.60%, 2/01/23	653,000	654,175
Exxon Mobil Corp., 1.57%, 4/15/23	10,000	9,917
General Motors Financial Co., Inc., 3.55%, 7/08/22	329,000	330,192
Goldman Sachs Group (The), Inc., 3.20%, 2/23/23	40,000	40,141
International Lease Finance Corp., 5.88%, 8/15/22	230,000	231,869
Newell Brands, Inc., 4.10%, 4/01/23	20,000	20,013
Pacific Gas and Electric Co., 1.75%, 6/16/22	160,000	159,892
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
2.70%, 3/14/23(b)	51,000	50,829
4.25%, 1/17/23(b)	4,000	4,037

Philip Morris International, Inc., 2.50%, 8/22/22	330,000	330,630
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23	100,000	101,570
State Street Corp., (3M USD LIBOR + 3.60%), 4.42%, 6/15/22(c)(j)	26,000	25,865
United Airlines Pass Through Trust, Series 2014-2, Class B, 4.63%, 9/03/22	3,597	3,611
UnitedHealth Group, Inc., 2.38%, 10/15/22	20,000	20,008
	Par (a)/Number of Shares	Value
Corporate Bonds (Continued)

Virginia Electric and Power Co., 3.45%, 9/01/22	$ 62,000	$ 62,092
Western Midstream Operating L.P., (3M USD LIBOR + 1.85%), 2.62%, 1/13/23(c)	40,000	39,400
		3,232,256
Foreign Issuer Bonds – 0.3%
Abu Dhabi Government International Bond, 2.50%, 10/11/22(b)	610,000	611,501
Banco Votorantim S.A., 4.00%, 9/24/22(b)	200,000	200,002
Barclays Bank PLC, 1.70%, 5/12/22	200,000	200,038
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 9/15/22	435,000	437,466
Enbridge, Inc., 2.90%, 7/15/22	36,000	36,053
Intesa Sanpaolo S.p.A., 3.13%, 7/14/22(b)	840,000	840,926
Mitsubishi UFJ Financial Group, Inc., 3.46%, 3/02/23	52,000	52,346
RELX Capital, Inc., 3.50%, 3/16/23	56,000	56,316
Royal Bank of Canada, 1.60%, 4/17/23	190,000	188,260
		2,622,908
Money Market Fund – 4.8%
Northern Institutional Funds - Liquid Assets Portfolio (Shares), 0.32%(t)(u)	3,241,194	3,241,194
Northern Institutional Funds - Treasury Portfolio (Premier), 0.18%(t)	36,351,125	36,351,125
		39,592,319
U.S. Government Obligations – 2.0%
U.S. Treasury Notes,
2.13%, 12/31/22	392,000	392,934
1.75%, 7/15/22	4,711,000	4,719,649
1.50%, 9/15/22	75,000	75,053
1.38%, 10/15/22	84,000	83,993
0.50%, 3/15/23	4,711,000	4,650,824
0.25%, 4/15/23(h)(p)	4,711,000	4,628,190

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)/Number of Shares	Value
U.S. Government Obligations (Continued)
U.S. Treasury Notes,
0.13%, 3/31/23	$1,071,000	$ 1,052,299
0.13%, 4/30/23	1,071,000	1,049,664
		16,652,606
Total Short-Term Investments (Cost $67,447,277)		67,236,425

Number of Contracts		Notional Amount
Purchased Options – 0.1%
Call Options - Exchange Traded – 0.0%(f)
10-Year U.S. Treasury Note Future, Strike Price $119.00, Expires 5/20/22	6	714,938	6,281
1-Year Mid Curve Future, Strike Price $96.56, Expires 5/13/22	82	19,827,600	14,862
5-Year U.S. Treasury Note Future, Strike Price $112.75, Expires 5/20/22	12	1,352,063	7,219
5-Year U.S. Treasury Note Future, Strike Price $113.25, Expires 5/20/22	12	1,352,063	4,500
U.S. Treasury Long Bond Future, Strike Price $140.00, Expires 5/20/22	2	281,375	4,781
			37,643
Call Options - Over the Counter – 0.0%(f)
Colombian Pesos vs. U.S. Dollar, Strike Price COP 4,100.00, Expires 5/19/22, Counterparty: Morgan Stanley	2	18,000	119
Mexican Peso vs. U.S. Dollar, Strike Price MXN 20.30, Expires 5/27/22, Counterparty: Goldman Sachs	2	210,000	4,038
South African Rand vs. U.S. Dollar, Strike Price ZAR 15.00, Expires 5/27/22, Counterparty: Bank of America	2	140,000	7,629
Number of Contracts		Notional Amount	Value
Call Options - Over the Counter (Continued)
U.S. Dollar vs. Australian Dollar, Strike Price USD 0.72, Expires 5/31/22, Counterparty: JPMorgan Chase	2	$ 208,000(v)	$ 994
U.S. Dollar vs. Euro, Strike Price USD 1.19, Expires 8/05/22, Counterparty: Bank of America	1	2,170,000 (w)	533
			13,313
Put Options - Exchange Traded – 0.0%(f)
10-Year U.S. Treasury Note Future, Strike Price $119.00, Expires 5/20/22	127	15,132,844	113,110
Put Options - Over the Counter – 0.0%(f)
Chilean Peso vs. U.S. Dollar, Strike Price CLP 815.00, Expires 5/06/22, Counterparty: Barclays	2	294,000	72
Chilean Peso vs. U.S. Dollar, Strike Price CLP 815.00, Expires 6/09/22, Counterparty: Barclays	2	140,000	620
Chilean Peso vs. U.S. Dollar, Strike Price CLP 845.00, Expires 5/31/22, Counterparty: Barclays	2	146,000	1,774
Japanese Yen vs. U.S. Dollar, Strike Price JPY 126.00, Expires 7/25/22, Counterparty: Citibank	2	364,000	4,114
Mexican Peso vs. U.S. Dollar, Strike Price MXN 20.65, Expires 7/12/22, Counterparty: Bank of America	2	290,000	1,322
U.S. Dollar vs. Euro, Strike Price USD 1.05, Expires 5/31/22, Counterparty: BNP Paribas	2	210,000 (w)	1,929
U.S. Dollar vs. Euro, Strike Price USD 1.08, Expires 5/10/22, Counterparty: Goldman Sachs	2	256,000 (w)	6,513
			16,344

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Number of Contracts		Notional Amount	Value
Put Swaptions - Over the Counter – 0.1%
Pay 2.02% (Semi-Annually); Receive 1-Day USD SOFR (Quarterly); Interest Rate Swap Maturing 05/06/2026, Strike Price $2.02, Expires 5/04/22, Counterparty: Bank of America	1	$64,820,000	$406,603
Total Purchased Options (Premiums Received $184,800)			587,013

Total Long Positions – 108.5% (Cost $972,833,826)	899,419,253

	Par	Value
Short Positions – (1.6)%
Mortgage-Backed Securities – (1.0)%
Uniform Mortgage-Backed Securities – (1.0)%
Pool, 5/01/52 - 6/01/52(g)	$(8,466,045)	$ (8,289,094)
Government National Mortgage Association – (0.0)%(f)
Pool, 6/01/52(g)	(301,000)	(309,137)
Total Mortgage-Backed Securities (Proceeds $8,646,724)		(8,598,231)

U.S. Government Obligations – (0.6)%
U.S. Treasury Bonds – (0.4)%
2.25%, 8/15/49	(156,000)	(133,337)
1.25%, 5/15/50	(1,446,000)	(963,906)
1.63%, 11/15/50	(689,000)	(506,469)
1.88%, 2/15/51	(1,926,000)	(1,509,427)
2.38%, 5/15/51	(49,000)	(43,139)
		(3,156,278)
U.S. Treasury Notes – (0.2)%
0.63%, 5/15/30	(1,603,000)	(1,341,385)
0.63%, 8/15/30	(390,000)	(324,629)
0.88%, 11/15/30	(298,000)	(252,509)
1.38%, 11/15/31	(2,000)	(1,747)
		(1,920,270)
Total U.S. Government Obligations (Proceeds $6,331,712)		(5,076,548)
Total Short Positions – (1.6)% (Proceeds $14,978,436)		(13,674,779)
Total Written Options – (0.1)% (Premiums Received $631,382)		(493,296)
Liabilities less Other Assets – (6.8)%(x)		(56,037,520)
NET ASSETS – 100.0%		$829,213,658
Percentages shown are based on Net Assets.

(a)	Par value is in USD unless otherwise indicated.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds Trust.
(c)	Variable rate security. Rate as of April 30, 2022 is disclosed.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of April 30, 2022 is disclosed.
(e)	Step coupon bond. Rate as of April 30, 2022 is disclosed.
(f)	Amount rounds to less than 0.05%.
(g)	When-Issued Security. Coupon rate was not yet in effect at April 30, 2022.
(h)	Security either partially or fully on loan.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
(i)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate as of April 30, 2022 is disclosed.
(j)	Perpetual bond. Maturity date represents next call date.
(k)	Investment is valued using significant unobservable inputs (Level 3).
(l)	Distributions from this security are a made via payments in-kind (PIK) unless otherwise noted in the description.
(m)	Century bond maturing in 2120.
(n)	Restricted security that has been deemed illiquid. At April 30, 2022, the value of these restricted illiquid securities amounted to $297,700 or 0.04% of net assets. Additional information on these restricted illiquid securities is as follows:

Security	Acquisition Date	Acquisition Cost
Lukoil Capital DAC, 3.60%, 10/26/31	10/19/21	$470,000
Lukoil Capital DAC, 2.80%, 4/26/27	10/19/21	370,000

(o)	Issuer has defaulted on terms of debt obligation.
(p)	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap agreements.
(q)	Century bond maturing in 2112.
(r)	Position is unsettled. Contract rate was not determined at April 30, 2022 and does not take effect until settlement date.
(s)	The amount to be repurchased assumes the maturity will be the day after the period end.
(t)	7-day current yield as of April 30, 2022 is disclosed.
(u)	Security purchased with the cash proceeds from securities loaned (See Note 7).
(v)	The notional amount is AUD.
(w)	The notional amount is EUR.
(x)	Includes appreciation/ (depreciation) on forward foreign currency exchange, futures and swap contracts.

Abbreviations:
10Y	10 Year
12MTA	12 Month Treasury Average
1M	1 Month
1Y	1 Year
3M	3 Month
5Y	5 Year
BATS	Better Alternative Trading System
CDO	Collaterlized Debt Obligation
CLO	Collateralized Loan Obligation
CMT	Constant Maturity
CP	Commercial Paper
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
Freddie Mac	Federal Home Loan Mortgage Corporation
GO	Government Obligation
ICE	Intercontinental Exchange
IO	Interest Only
L.P.	Limited Partnership
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REMIC	Real Estate Mortgage Investment Conduit
S&P	Standards & Poor's
SOFR	United States Secured Overnight Financing Rate
STACR	Structured Agency Credit Risk
Strip	Separate Trading of Registered Interest and Principal
TRB	Tax Revenue Bonds
USD	United States Dollar
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
EUR	Euro
MXN	Mexican Peso
RUB	Russian Ruble
COP	Colombian Peso
ZAR	South African Rand
CLP	Chilean Peso
JPY	Japanese Yen

Futures Contracts outstanding at April 30, 2022: Exchange Traded

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-Bobl	14	6/08/2022	EUR	1,878,360	$ (1,203)
10-Year U.S. Treasury Note	183	6/21/2022	USD	21,805,594	(302,895)
U.S. Treasury Long Bond	81	6/21/2022	USD	11,395,688	(671,854)
Ultra 10-Year U.S. Treasury Note	44	6/21/2022	USD	5,676,000	(82,781)
Ultra U.S. Treasury Bond	97	6/21/2022	USD	15,562,438	(1,722,374)
2-Year U.S. Treasury Note	393	6/30/2022	USD	82,849,312	(1,105,904)
5-Year U.S. Treasury Note	431	6/30/2022	USD	48,561,578	(411,096)
90-Day Eurodollar	507	12/19/2022	USD	122,655,975	(1,501,199)
3-Month SONIA Index	1	3/15/2023	GBP	307,101	5
90-Day Eurodollar	83	6/19/2023	USD	20,000,925	(591,569)
90-Day Eurodollar	21	9/18/2023	USD	5,065,725	(99,689)
90-Day Eurodollar	203	12/18/2023	USD	49,029,575	(689,250)
Total Long Contracts					$(7,179,809)
Short Contracts
30-Year Euro Buxl	(18)	6/08/2022	EUR	3,246,756	$ 184,796
Euro-BTP Italian Government Bond	(15)	6/08/2022	EUR	2,062,533	64,708
Euro-Bund	(18)	6/08/2022	EUR	2,916,536	27,639
Euro-Schatz	(96)	6/08/2022	EUR	11,154,957	4,581
10-Year Japanese Treasury Bond	(4)	6/13/2022	JPY	4,611,674	(11,550)
10-Year U.S. Treasury Note	(24)	6/21/2022	USD	2,859,750	2,591
U.S. Treasury Long Bond	(242)	6/21/2022	USD	34,046,375	1,193,270
Ultra 10-Year U.S. Treasury Note	(5)	6/21/2022	USD	645,000	3,431
Ultra U.S. Treasury Bond	(34)	6/21/2022	USD	5,454,875	46,272
Total Short Contracts					$ 1,515,738
					$(5,664,071)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2022:

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

06/15/22	U.S. Dollars	2,856,834	Euro	2,596,000	BNP Paribas	$ 112,022
05/24/22	U.S. Dollars	1,059,787	Chinese Offshore Yuan	6,751,248	BNP Paribas	45,487
06/15/22	U.S. Dollars	1,153,994	Euro	1,060,000	JPMorgan Chase	33,232
06/15/22	U.S. Dollars	1,829,312	Japanese Yen	232,938,187	JPMorgan Chase	31,290
06/15/22	U.S. Dollars	757,474	Euro	687,000	Morgan Stanley	31,093
05/24/22	Russian Rubles	4,240,000	U.S. Dollars	35,187	JPMorgan Chase	22,143
06/15/22	U.S. Dollars	485,813	Euro	440,000	Barclays	20,590
05/20/22	U.S. Dollars	252,000	South African Rand	3,675,919	BNP Paribas	19,789
06/15/22	U.S. Dollars	363,476	Euro	330,000	Deutsche Bank	14,559
05/25/22	Russian Rubles	2,916,396	U.S. Dollars	24,837	JPMorgan Chase	14,536
06/15/22	U.S. Dollars	309,922	Euro	280,000	Bank of America	13,872
06/15/22	U.S. Dollars	289,031	British Pounds	220,000	JPMorgan Chase	12,371
06/15/22	U.S. Dollars	326,509	Euro	300,000	HSBC	9,312
06/15/22	U.S. Dollars	463,232	Euro	430,000	Goldman Sachs	8,583
06/15/22	Japanese Yen	119,543,581	U.S. Dollars	914,656	Deutsche Bank	8,087
05/24/22	Russian Rubles	6,784,000	U.S. Dollars	84,029	Goldman Sachs	7,699
06/15/22	Euro	560,000	British Pounds	464,873	Goldman Sachs	7,503
05/03/22	U.S. Dollars	106,000	Brazilian Reals	500,638	Goldman Sachs	4,839
05/25/22	Russian Rubles	1,032,387	U.S. Dollars	9,116	Citibank	4,822
06/13/22	U.S. Dollars	103,292	Chilean Pesos	85,190,078	Barclays	4,305
06/15/22	Euro	840,000	British Pounds	703,191	Deutsche Bank	3,858
06/15/22	Swiss Francs	547,381	Euro	530,000	BNP Paribas	3,721
05/25/22	Russian Rubles	748,651	U.S. Dollars	6,837	Morgan Stanley	3,270
06/08/22	Turkish Lira	1,144,799	U.S. Dollars	71,713	UBS	3,100
06/02/22	U.S. Dollars	36,000	Brazilian Reals	168,480	Citibank	2,293
05/20/22	U.S. Dollars	55,000	Colombian Pesos	210,210,000	Toronto-Dominion Bank	2,081
05/20/22	U.S. Dollars	55,000	Colombian Pesos	210,210,000	Citibank	2,081
06/15/22	Euro	250,000	British Pounds	208,879	Bank of America	1,657
06/15/22	British Pounds	236,693	Euro	280,000	Deutsche Bank	1,601
05/20/22	U.S. Dollars	53,000	Mexican Pesos	1,062,443	BNP Paribas	1,142
05/20/22	Euro	96,000	Hungarian Forint	36,126,192	Deutsche Bank	882
06/15/22	U.S. Dollars	96,480	Canadian Dollars	123,000	Morgan Stanley	745
05/20/22	U.S. Dollars	52,000	Canadian Dollars	65,847	Morgan Stanley	745
05/02/22	Euro	130,000	Swedish Krona	1,339,548	HSBC	726
06/15/22	U.S. Dollars	7,110	Japanese Yen	837,000	Bank of America	649
05/20/22	Colombian Pesos	438,900,000	U.S. Dollars	110,000	Citibank	490
06/29/22	U.S. Dollars	112,000	Turkish Lira	1,733,224	Goldman Sachs	488
06/02/22	Brazilian Reals	182,225	U.S. Dollars	36,000	Barclays	457
06/02/22	Euro	50,030	U.S. Dollars	52,535	BNP Paribas	323
06/02/22	Brazilian Reals	476,229	U.S. Dollars	95,086	Citibank	191
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2022: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
05/20/22	South African Rand	1,712,016	U.S. Dollars	108,000	Bank of America	$ 149
06/01/22	U.S. Dollars	72,000	Mexican Pesos	1,476,374	HSBC	110
06/15/22	Euro	370,000	Swiss Francs	379,508	Barclays	109
06/02/22	Euro	19,970	U.S. Dollars	20,991	UBS	107
06/08/22	Turkish Lira	36,397	U.S. Dollars	2,287	Barclays	92
06/02/22	Brazilian Reals	74,666	U.S. Dollars	14,914	Goldman Sachs	24
Total Unrealized Appreciation						$ 457,225

05/20/22	Mexican Pesos	165,055	U.S. Dollars	8,070	Bank of America	$ (13)
06/15/22	Euro	53,191	Swiss Francs	54,603	Barclays	(31)
06/02/22	U.S. Dollars	19,900	Chilean Pesos	17,127,930	Barclays	(44)
05/20/22	Mexican Pesos	919,197	U.S. Dollars	44,930	Citibank	(64)
05/20/22	Chilean Pesos	1,639,340	U.S. Dollars	2,000	Citibank	(86)
06/02/22	U.S. Dollars	54,100	Chilean Pesos	46,620,676	Goldman Sachs	(187)
06/15/22	Euro	190,000	Swiss Francs	195,189	JPMorgan Chase	(260)
06/15/22	U.S. Dollars	251,193	British Pounds	200,000	State Street	(316)
06/15/22	Euro	206,809	Swiss Francs	212,492	HSBC	(319)
06/15/22	Euro	270,000	British Pounds	227,276	Bank of America	(333)
06/15/22	Euro	140,000	British Pounds	117,988	Goldman Sachs	(349)
05/31/22	South African Rand	564,732	U.S. Dollars	36,000	Citibank	(372)
05/31/22	U.S. Dollars	36,000	South African Rand	577,378	Bank of America	(426)
06/01/22	U.S. Dollars	74,000	Mexican Pesos	1,530,535	Goldman Sachs	(527)
05/24/22	U.S. Dollars	55,871	Mexican Pesos	1,156,538	BNP Paribas	(535)
06/15/22	U.S. Dollars	238,373	British Pounds	190,000	HSBC	(560)
06/15/22	Euro	270,000	Swiss Francs	277,737	Morgan Stanley	(743)
06/15/22	Euro	130,000	British Pounds	109,958	BNP Paribas	(825)
05/20/22	Canadian Dollars	65,639	U.S. Dollars	52,000	HSBC	(906)
06/15/22	U.S. Dollars	237,942	British Pounds	190,000	Morgan Stanley	(991)
06/15/22	British Pounds	16,038	U.S. Dollars	21,174	Barclays	(1,006)
05/20/22	U.S. Dollars	110,000	South African Rand	1,757,382	Bank of America	(1,015)
06/15/22	Euro	280,000	British Pounds	236,228	Deutsche Bank	(1,016)
05/20/22	Czech Republic Koruna	4,024,102	Euro	164,000	HSBC	(1,071)
05/20/22	U.S. Dollars	110,000	Japanese Yen	14,413,888	Goldman Sachs	(1,141)
05/20/22	Japanese Yen	9,185,948	U.S. Dollars	72,000	JPMorgan Chase	(1,170)
05/20/22	Australian Dollars	75,000	Canadian Dollars	69,688	Deutsche Bank	(1,235)
05/12/22	Euro	68,000	U.S. Dollars	73,333	Deutsche Bank	(1,559)
05/12/22	Euro	64,000	U.S. Dollars	69,222	Morgan Stanley	(1,670)
05/20/22	South African Rand	1,956,852	U.S. Dollars	126,000	Citibank	(2,384)
06/15/22	British Pounds	527,490	Euro	630,000	Bank of America	(2,773)
06/15/22	British Pounds	232,891	Euro	280,000	HSBC	(3,180)
06/15/22	British Pounds	232,848	Euro	280,000	JPMorgan Chase	(3,234)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2022: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
06/08/22	U.S. Dollars	74,000	Turkish Lira	1,184,000	Citibank	$ (3,375)
06/15/22	British Pounds	53,962	U.S. Dollars	71,264	State Street	(3,404)
05/20/22	Australian Dollars	98,000	U.S. Dollars	72,797	Goldman Sachs	(3,529)
05/20/22	Polish Zloty	472,301	U.S. Dollars	110,000	Citibank	(3,730)
06/15/22	British Pounds	602,370	Euro	720,000	Deutsche Bank	(3,766)
06/13/22	Chilean Pesos	85,190,078	U.S. Dollars	103,292	BNP Paribas	(4,305)
06/15/22	Swiss Francs	569,922	Euro	560,000	Barclays	(4,770)
06/01/22	Mexican Pesos	5,287,681	U.S. Dollars	263,202	HSBC	(5,726)
05/03/22	Brazilian Reals	492,158	U.S. Dollars	106,000	Deutsche Bank	(6,552)
05/24/22	U.S. Dollars	164,539	Russian Rubles	12,720,000	JPMorgan Chase	(7,451)
06/15/22	British Pounds	150,000	U.S. Dollars	197,635	JPMorgan Chase	(9,004)
06/15/22	Euro	220,000	U.S. Dollars	243,698	Morgan Stanley	(11,087)
06/15/22	Euro	340,000	U.S. Dollars	370,981	HSBC	(11,491)
05/25/22	U.S. Dollars	54,902	Russian Rubles	5,152,553	Citibank	(14,661)
06/15/22	Euro	390,000	U.S. Dollars	427,309	Barclays	(14,953)
06/15/22	Euro	280,000	U.S. Dollars	311,311	Goldman Sachs	(15,260)
06/15/22	Euro	500,000	U.S. Dollars	544,652	Bank of America	(15,990)
06/15/22	Euro	710,000	U.S. Dollars	771,455	JPMorgan Chase	(20,756)
06/15/22	Euro	740,000	U.S. Dollars	816,591	Deutsche Bank	(34,172)
05/24/22	Chinese Offshore Yuan	6,751,248	U.S. Dollars	1,057,957	HSBC	(43,657)
Total Unrealized Depreciation						$(267,980)
Net Unrealized Appreciation						$ 189,245

Written Call Option Contracts outstanding at April 30, 2022: Exchange Traded

Description	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value
10-Year U.S. Treasury Note Future	8	USD	(953,250)	121.50	5/20/2022	$ (1,750)
10-Year U.S. Treasury Note Future	10	USD	(1,191,562)	119.50	5/20/2022	(8,125)
10-Year U.S. Treasury Note Future	13	USD	(1,549,031)	126.00	5/20/2022	(406)
10-Year U.S. Treasury Note Future	19	USD	(2,263,969)	120.50	5/20/2022	(4,375)
10-Year U.S. Treasury Note Future	28	USD	(3,336,375)	121.00	5/20/2022	(8,750)
10-Year U.S. Treasury Note Future	43	USD	(5,123,719)	127.00	5/20/2022	(1,344)
10-Year U.S. Treasury Note Future	43	USD	(5,123,719)	124.50	5/20/2022	(2,016)
10-Year U.S. Treasury Note Future	44	USD	(5,242,875)	130.00	5/20/2022	(688)
10-Year U.S. Treasury Note Future	102	USD	(12,153,937)	123.00	5/20/2022	(9,562)
10-Year U.S. Treasury Note Future	234	USD	(27,882,563)	124.00	5/20/2022	(14,625)
10-Year U.S. Treasury Note Future	7	USD	(831,141)	122.00	6/24/2022	(2,844)
1-Year Mid Curve Future	164	USD	(39,655,200)	96.75	5/13/2022	(12,300)
5-Year U.S. Treasury Note Future	5	USD	(563,359)	115.00	5/20/2022	(273)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Written Call Option Contracts outstanding at April 30, 2022: Exchange Traded (continued)

Description	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value
5-Year U.S. Treasury Note Future	(6)	USD	(676,032)	113.00	5/20/2022	$ (2,859)
5-Year U.S. Treasury Note Future	24	USD	(2,704,126)	114.25	5/20/2022	(3,000)
5-Year U.S. Treasury Note Future	24	USD	(2,704,126)	114.50	5/20/2022	(2,250)
5-Year U.S. Treasury Note Future	24	USD	(2,704,126)	113.50	5/20/2022	(6,937)
5-Year U.S. Treasury Note Future	96	USD	(10,816,502)	114.75	5/20/2022	(6,750)
5-Year U.S. Treasury Note Future	170	USD	(19,154,223)	114.00	5/20/2022	(27,891)
U.S. Treasury Long Bond Future	1	USD	(140,688)	156.00	5/20/2022	(63)
U.S. Treasury Long Bond Future	3	USD	(422,063)	155.00	5/20/2022	(188)
U.S. Treasury Long Bond Future	13	USD	(1,828,937)	150.00	5/20/2022	(2,031)
Total Written Call Options Contracts (Premiums Received $505,809)						$(119,027)

Written Put Option Contracts outstanding at April 30, 2022: Exchange Traded

Description	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value
10-Year U.S. Treasury Note Future	25	USD	15,132,844	119.00	5/20/2022	$ (22,266)
10-Year U.S. Treasury Note Future	15	USD	1,787,344	120.00	5/20/2022	(21,562)
10-Year U.S. Treasury Note Future	42	USD	5,004,562	118.00	5/20/2022	(21,656)
10-Year U.S. Treasury Note Future	85	USD	10,128,281	117.00	5/20/2022	(22,579)
5-Year U.S. Treasury Note Future	(37)	USD	4,168,860	113.00	5/20/2022	(29,773)
Total Written Put Options Contracts (Premiums Received $82,199)						$(117,836)

Written Call Option Contracts outstanding at April 30, 2022: Over the Counter

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value
Chilean Peso vs. U.S. Dollar	Barclays	2	USD	74,000	CLP	855.00	5/6/2022	$ (707)
Chilean Peso vs. U.S. Dollar	Barclays	2	USD	140,000	CLP	850.00	6/9/2022	(3,962)
Japanese Yen vs. U.S. Dollar	Citibank	2	USD	110,000	JPY	130.00	5/23/2022	(1,227)
Mexican Peso vs. U.S. Dollar	Goldman Sachs	2	USD	314,000	MXN	20.70	5/27/2022	(3,313)
South African Rand vs. U.S. Dollar	Bank of America	2	USD	208,000	ZAR	15.70	5/27/2022	(4,645)
U.S. Dollar vs. Australian Dollar	JPMorgan Chase	2	AUD	258,000	USD	0.75	7/1/2022	(520)
Total Written OTC Call Options Contracts (Premiums Received $9,352)								$(14,374)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Written Put Option Contracts outstanding at April 30, 2022: Over the Counter

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value
Chilean Peso vs. U.S. Dollar	Barclays	2	USD	294,000	CLP	795.00	5/6/2022	$ (5)
Chilean Peso vs. U.S. Dollar	Barclays	2	USD	220,000	CLP	820.00	5/31/2022	(873)
Japanese Yen vs. U.S. Dollar	Citibank	2	USD	110,000	JPY	126.00	5/25/2022	(365)
Japanese Yen vs. U.S. Dollar	Citibank	2	USD	364,000	JPY	120.00	7/21/2022	(1,190)
U.S. Dollar vs. Euro	BNP Paribas	2	EUR	314,000	USD	1.02	5/31/2022	(874)
Total Written OTC Put Options Contracts (Premiums Received $8,095)								$(3,307)

Written Put Interest Rate Swaption Contracts outstanding at April 30, 2022: Over the Counter

Description	Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Counterparty	Expiration Date	Exercise Rate	Notional Amount	Value
Interest Rate Swap Maturing 05/06/2026	1-Day USD SOFR (At Maturity)	2.32% (At Maturity)	Bank of America	5/4/2022	2.32%	64,820,000	$ (238,752)
Total Written OTC Put Swaptions Contracts (Premiums Received $25,928)							$(238,752)

Interest Rate Swap Contracts outstanding at April 30, 2022: Exchange Traded

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3M USD LIBOR (Quarterly)	0.19% (Semi-Annually)	6/15/2022	USD	6,485,000	$ (7,766)	$ (2)	$ (7,764)
8.81% (Monthly)	28-Day MXN-TIIE-BANXICO (Monthly)	4/8/2024	MXN	11,365,000	3,201	—	3,201
6.15% (Annually)	3M PLN WIBOR (Quarterly)	4/11/2024	PLN	2,234,000	4,182	—	4,182
1.19% (At Maturity)	1-Day EUR ESTR (At Maturity)	4/25/2024	EUR	2,280,000	3,843	(39)	3,882
6.76% (Quarterly)	3M PLN WIBOR(Quarterly)	4/30/2024	PLN	1,385,000	—	—	—
1.16% (At Maturity)	1-Day EUR ESTR (At Maturity)	5/3/2024	EUR	2,270,000	4,934	652	4,282
3M USD LIBOR (Quarterly)	0.82% (Semi-Annually)	6/4/2024	USD	36,626,000	(934,823)	—	(934,823)
0.55% (Annually)	1-Day EUR ESTR (Annually)	3/21/2025	EUR	1,160,000	19,520	(610)	20,130
0.64% (Annually)	1-Day EUR ESTR (Annually)	3/23/2025	EUR	1,340,000	20,188	—	20,188
0.70% (Annually)	1-Day EUR ESTR (Annually)	3/24/2025	EUR	1,340,000	18,408	—	18,408
0.73% (Annually)	1-Day EUR ESTR (Annually)	3/27/2025	EUR	2,600,000	34,235	—	34,235
2-Day USD SOFR (Annually)	2.47% (Annually)	8/31/2026	USD	20,472,000	(283,762)	(158,136)	(125,626)
1.52% (Annually)	2-Day USD SOFR (Annually)	11/20/2026	USD	5,980,000	213,101	(9,357)	222,458
2-Day USD SOFR (Annually)	1.55% (Annually)	3/4/2027	USD	4,175,000	(214,287)	(6,270)	(208,017)
1-Day EUR ESTR (At Maturity)	0.85% (At Maturity)	3/20/2027	EUR	5,350,000	(27,925)	2,792	(30,717)
1-Day EUR ESTR (At Maturity)	0.87% (At Maturity)	3/25/2027	EUR	5,450,000	(27,033)	—	(27,033)
1-Day EUR ESTR (At Maturity)	1.01% (At Maturity)	3/30/2027	EUR	5,440,000	(19,536)	—	(19,536)
1.35% (Quarterly)	3M USD LIBOR (Quarterly)	2/15/2028	USD	5,548,000	479,851	(24,559)	504,410
1.13% (Annually)	2-Day USD SOFR (Annually)	8/15/2028	USD	17,907,000	1,573,126	48,103	1,525,023
1.22% (Annually)	2-Day USD SOFR (Annually)	8/15/2028	USD	4,412,000	363,267	(1,697)	364,964
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Interest Rate Swap Contracts outstanding at April 30, 2022: Exchange Traded (continued)

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.20% (Annually)	2-Day USD SOFR (Annually)	11/1/2028	USD	2,576,000	$ 217,391	$ (139)	$ 217,530
6M EUR EURIBOR (Semi-Annually)	1.57% (Annually)	2/15/2031	EUR	1,018,750	(9,942)	—	(9,942)
6M EUR EURIBOR (Semi-Annually)	1.54% (Annually)	2/15/2031	EUR	1,018,317	(12,637)	—	(12,637)
6M EUR EURIBOR (Semi-Annually)	1.56% (Annually)	2/15/2031	EUR	1,018,317	(10,734)	—	(10,734)
6M EUR EURIBOR (Semi-Annually)	1.55% (Annually)	2/15/2031	EUR	810,383	(9,148)	—	(9,148)
6M EUR EURIBOR (Semi-Annually)	1.52% (Annually)	2/15/2031	EUR	700,249	(9,649)	—	(9,649)
6M EUR EURIBOR (Semi-Annually)	1.59% (Annually)	2/15/2031	EUR	508,866	(3,937)	—	(3,937)
6M EUR EURIBOR (Semi-Annually)	1.65% (Annually)	2/15/2031	EUR	401,247	(1,180)	—	(1,180)
6M EUR EURIBOR (Semi-Annually)	1.65% (Annually)	2/15/2031	EUR	198,618	—	—	—
6M EUR EURIBOR (Semi-Annually)	1.64% (Annually)	2/15/2031	EUR	198,617	—	—	—
28-Day MXN-TIIE-BANXICO (Monthly)	7.60% (Monthly)	1/1/2032	MXN	4,119,000	(17,774)	—	(17,774)
28-Day MXN-TIIE-BANXICO (Monthly)	7.57% (Monthly)	1/12/2032	MXN	4,681,000	(20,817)	—	(20,817)
28-Day MXN-TIIE-BANXICO (Monthly)	7.53% (Monthly)	1/23/2032	MXN	2,753,000	(12,610)	—	(12,610)
28-Day MXN-TIIE-BANXICO (Monthly)	8.29% (Monthly)	3/17/2032	MXN	2,396,000	(5,234)	—	(5,234)
2.00% (Annually)	2-Day USD SOFR (Annually)	3/18/2032	USD	2,112,000	122,571	16,904	105,667
0.30% (At Maturity)	1-Day JPY TONAR (At Maturity)	4/7/2032	JPY	270,866,113	12,250	—	12,250
0.31% (Annually)	1-Day JPY TONAR (Annually)	4/7/2032	JPY	167,708,887	6,055	—	6,055
0.39% (Annually)	1-Day JPY TONAR (Annually)	5/2/2032	JPY	58,850,500	(1,554)	—	(1,554)
0.40% (Annually)	1-Day JPY TONAR (Annually)	5/2/2032	JPY	58,850,500	(1,666)	—	(1,666)
1.52% (Annually)	2-Day USD SOFR (Annually)	2/15/2047	USD	3,815,000	707,416	69,322	638,094
1.73% (Annually)	2-Day USD SOFR (Annually)	2/15/2047	USD	2,710,000	398,417	35,989	362,428
2-Day USD SOFR (Annually)	1.63% (Annually)	5/15/2047	USD	310,000	(51,889)	(1,266)	(50,623)
1.65% (Annually)	2-Day USD SOFR (Annually)	8/15/2047	USD	6,080,000	1,011,736	385,931	625,805
2.50% (Annually)	2-Day USD SOFR (Annually)	4/21/2052	USD	2,600,000	(23,818)	5,925	(29,743)
0.87% (Annually)	1-Day JPY TONAR (Annually)	4/22/2052	JPY	43,521,324	(6,330)	—	(6,330)
0.88% (Annually)	1-Day JPY TONAR (Annually)	4/22/2052	JPY	21,762,838	(3,578)	—	(3,578)
0.87% (Annually)	1-Day JPY TONAR (Annually)	4/25/2052	JPY	21,762,838	(3,288)	—	(3,288)
0.84% (Annually)	1-Day JPY TONAR (Annually)	5/2/2052	JPY	44,138,000	(3,948)	—	(3,948)
Total					$3,488,827	$ 363,543	$3,125,284

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Interest Rate Swap Contracts outstanding at April 30, 2022: Over the Counter

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Counterparty	Maturity Date		Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.42% (Semi-Annually)	1-Day CLP CLICP (Semi-Annually)	Bank of America	4/3/2023	CLP	357,254,000	$ 29,057	$—	$ 29,057
1-Day CLP CLICP (Semi-Annually)	1.65% (Semi-Annually)	Bank of America	5/30/2023	CLP	357,254,000	(36,660)	—	(36,660)
1-Day BRL BZDIO (At Maturity)	12.03% (At Maturity)	BNP Paribas	1/2/2025	BRL	721,000	183	—	183
Total						$ (7,420)	$—	$ (7,420)

Credit Default Swap Contracts outstanding - Sell Protection as of April 30, 2022: Exchange Traded

Reference Obligation	Implied Credit Spread	Fixed Deal Receive Rate	Maturity Date		Notional Amount(1)	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Markit CDX North America Investment Grade Index Series 38 (Pay Quarterly)	0.08%	1.00%	6/20/2027	USD	139,895,000	$1,248,407	$1,870,330	$ (621,923)
Markit iTraxx Europe Main Index Series 37 (Pay Quarterly)	0.09%	1.00%	6/20/2027	EUR	1,120,000	7,001	7,272	(271)
Markit iTraxx Europe Main Index Series 37 (Pay Quarterly)	0.43%	1.00%	6/20/2027	EUR	550,000	19,541	21,080	(1,539)
Total						$1,274,949	$1,898,682	$(623,733)

(1)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Credit Default Swap Contracts outstanding - Buy Protection at April 30, 2022: Over the Counter

Reference Obligation	Fixed Deal Pay Rate	Maturity Date	Counterparty		Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Federal Republic of Brazil, 4.25%, Due: 01/07/2025 (Pay Quarterly)	1.00%	12/20/2024	Barclays	USD	336,000	$ 2,631	$ 4,431	$(1,800)
Abbott Laboratories 3.40% 11/30/2023 (Pay Quarterly)	1.00%	6/20/2027	JPMorgan Chase	USD	129,278	(3,639)	(3,094)	(545)
Federal Republic of Brazil, 4.25%, Due: 01/07/2025 (Pay Quarterly)	1.00%	6/20/2027	Barclays	USD	686,000	38,048	41,136	(3,088)
Republic of Chile, 3.24%, Due: 02/06/2028 (Pay Quarterly)	1.00%	6/20/2027	Goldman Sachs	USD	79,000	72	(452)	524
Republic of Colombia, 10.38%, Due: 01/28/2033 (Pay Quarterly)	1.00%	6/20/2027	Goldman Sachs	USD	453,000	27,631	24,788	2,843
Republic of Colombia, 10.38%, Due: 01/28/2033 (Pay Quarterly)	1.00%	6/20/2027	Morgan Stanley	USD	264,000	16,111	11,537	4,574
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Credit Default Swap Contracts outstanding - Buy Protection at April 30, 2022: Over the Counter (continued)

Reference Obligation	Fixed Deal Pay Rate	Maturity Date	Counterparty		Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Republic of Indonesia, 4.13%, Due: 01/15/2025 (Pay Quarterly)	1.00%	6/20/2027	Goldman Sachs	USD	470,000	$ 3,207	$ 5,663	$(2,456)
Republic of Philippines, 10.63%, Due: 03/16/2025 (Pay Quarterly)	1.00%	6/20/2027	Goldman Sachs	USD	198,269	684	1,050	(366)
Republic of South Africa, 5.88%, Due: 09/16/2025 (Pay Quarterly)	1.00%	6/20/2027	Morgan Stanley	USD	456,293	30,519	27,832	2,687
United Mexican States, 4.15%, Due: 03/28/2027 (Pay Quarterly)	1.00%	6/20/2027	Morgan Stanley	USD	381,000	6,595	2,376	4,219
Total						$121,859	$115,267	$ 6,592

Inflation Swap Contracts outstanding at April 30, 2022: Exchange Traded

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3.46% (At Maturity)	1-Day U.S. Consumer Price Index (At Maturity)	7/1/2022	USD	15,750,000	$ 634,618	$ 614	$ 634,004
3.97% (At Maturity)	1-Day U.S. Consumer Price Index (At Maturity)	11/18/2023	USD	5,260,000	178,272	(15,269)	193,541
1-Day U.S. Consumer Price Index (At Maturity)	2.62% (At Maturity)	7/1/2026	USD	20,100,000	(1,866,321)	(129,146)	(1,737,175)
1-Day U.S. Consumer Price Index (At Maturity)	3.37% (At Maturity)	11/18/2026	USD	5,260,000	(199,104)	51,175	(250,279)
1-Day U.S. Consumer Price Index (At Maturity)	2.34% (At Maturity)	3/4/2031	USD	526,000	(72,405)	(41,475)	(30,930)
1-Day U.S. Consumer Price Index (At Maturity)	2.47% (At Maturity)	4/26/2031	USD	2,285,370	(278,850)	(142,227)	(136,623)
1-Day U.S. Consumer Price Index (At Maturity)	2.64% (At Maturity)	5/21/2031	USD	1,447,000	(149,935)	(61,732)	(88,203)
1-Day U.S. Consumer Price Index (At Maturity)	2.59% (At Maturity)	6/4/2031	USD	320,000	(34,356)	(14,983)	(19,373)
1-Day U.S. Consumer Price Index (At Maturity)	3.06% (At Maturity)	4/4/2032	USD	634,000	(9,058)	—	(9,058)
Total					$(1,797,139)	$(353,043)	$(1,444,096)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2022, in valuing the Fund's investments carried at fair value:
Morningstar Total Return Bond Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Asset-Backed Securities	$ —	$ 33,192,378	$ —	$ 33,192,378
Corporate Bonds	—	186,010,698	132,249	186,142,947
Foreign Issuer Bonds	—	67,051,673	—	67,051,673
Mortgage-Backed Securities	—	240,329,960	—	240,329,960
Municipal Bonds	—	2,381,162	—	2,381,162
Term Loans	—	1,979,262	—	1,979,262
U.S. Government Obligations	—	153,808,546	—	153,808,546
Investment Companies	146,709,887	—	—	146,709,887
Short-Term Investments	39,592,319	27,644,106	—	67,236,425
Purchased Options	150,753	436,260	—	587,013
Total Assets – Investments at value	$186,452,959	$712,834,045	$132,249	$899,419,253
Liabilities:
Mortgage-Backed Securities	$ —	$ (8,598,231)	$ —	$ (8,598,231)
U.S. Government Obligations	—	(5,076,548)	—	(5,076,548)
Total Liabilities – Investments at value	$ —	$ (13,674,779)	$ —	$ (13,674,779)
Net Investments	$186,452,959	$699,159,266	$132,249	$885,744,474

Morningstar Total Return Bond Fund	Level 1	Level 2	Level 3	Totals
Derivative Financial Instruments
Assets:
Futures Contracts	$ 1,527,293	$ —	$—	$ 1,527,293
Forward Foreign Currency Exchange Contracts	—	457,225	—	457,225
Swap Agreements	—	7,456,269	—	7,456,269
Total Assets - Derivative Financial Instruments	$ 1,527,293	$ 7,913,494	$—	$ 9,440,787
Liabilities:
Futures Contracts	$(7,191,364)	$ —	$—	$ (7,191,364)
Forward Foreign Currency Exchange Contracts	—	(267,980)	—	(267,980)
Written Options	(236,863)	(256,433)	—	(493,296)
Swap Agreements	—	(4,375,193)	—	(4,375,193)
Total Liabilities - Derivative Financial Instruments	$(7,428,227)	$(4,899,606)	$—	$(12,327,833)
Net Derivative Financial Instruments	$(5,900,934)	$ 3,013,888	$—	$ (2,887,046)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments
Morningstar Municipal Bond Fund
	Par	Value
Municipal Bonds – 86.2%
Alabama – 1.9%
Alabama Federal Aid Highway Finance Authority Special Obligation GARVEE Bonds, Series A, Prerefunded, 5.00%, 9/01/27(a)	$ 545,000	$ 610,444
Black Belt Energy Gas District Gas Prepay Revenue Bonds, Series A-1, Project No. 4, 4.00%, 6/01/24	500,000	507,243
Black Belt Energy Gas District Gas Prepay Revenue Bonds, Series A-1, Project No. 5, 4.00%, 10/01/26(b)(c)(d)	525,000	533,538
Black Belt Energy Gas District Gas Supply Revenue Refunding Bonds, 4.00%, 12/01/31(b)(c)(d)	500,000	513,909
Black Belt Energy Gas District Project Variable Revenue Bonds, Series B-2, 1.09%, 10/01/27(b)(d)	250,000	250,003
Black Belt Energy Gas District Revenue Bonds, Project No. 7, 4.00%, 12/01/26(b)(c)(d)	1,110,000	1,128,085
Jefferson County Sewer Warrants Senior Lien Revenue Bonds, Series A (AGM Insured), 5.50%, 10/01/53	300,000	316,934
Lower Alabama Gas District Gas Project Revenue Bonds, 4.00%, 12/01/25(b)(c)(d)	500,000	509,580
Mobile Industrial Development Board PCR Bonds, Alabama Power Company Barry Plant Project, 1.00%, 6/26/25(b)(c)(d)	1,000,000	941,637
Southeast Alabama State Gas Supply District Revenue Bonds, Series A, Project No. 2, 4.00%, 6/01/24(b)(c)(d)	600,000	608,628
Tuscaloosa County IDA Gulf Opportunity Zone Revenue Refunding Bonds, Series A, Hunt Refining Project, 5.25%, 5/01/44(e)	410,000	403,693
	Par	Value
Alabama (Continued)
University of South Alabama University Revenue Bonds (BAM Insured), 5.00%, 4/01/27	$ 375,000	$ 414,393
University of West Alabama University Revenue Refunding Bonds (AGM Insured), 5.00%, 1/01/27	505,000	545,927
		7,284,014
Arizona – 1.1%
Arizona State Health Facilities Authority Variable Revenue Bonds, Series B, (SIFMA Municipal Swap Index Yield + 0.25%), 0.69%, 11/04/26(b)(d)	1,000,000	1,000,012
Arizona State Industrial Development Authority Education Revenue Bonds, Series B, Jerome Facilities Project, Social Bonds,
4.00%, 7/01/51	175,000	150,612
4.00%, 7/01/61	250,000	207,211

Chandler IDA Industrial Development Variable Revenue Bonds (AMT), Intel Corp., Project, 2.70%, 8/14/23(b)(c)(d)	500,000	499,954
Maricopa County IDA Revenue Refunding Bonds, Banner Health Obligation Group, 5.00%, 1/01/27	475,000	519,101
Phoenix Civic Improvement Corp., Airport Senior Lien Revenue Refunding Bonds (AMT),
5.00%, 7/01/28	490,000	501,545
5.00%, 7/01/30	250,000	255,890

Pima County IDA Education Revenue Facility Revenue Bonds, Paideia Academies Project, 6.13%, 7/01/45(e)	240,000	244,485

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Arizona (Continued)

Salt River Project Agricultural Improvement & Power District Electric Revenue Bonds, Salt River Project, 5.00%, 1/01/32	$ 400,000	$ 459,549
Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, Series A, 5.00%, 12/01/45	500,000	528,841
		4,367,200
Arkansas – 1.0%
Arkansas State Development Finance Authority Multi Family Housing Variable Revenue Bonds, The Cottages Apartments (Housing & Urban Development Sector 8 Program), 1.25%, 12/01/23(b)(c)(d)	3,000,000	2,937,879
Bentonville Sales & Use Tax Revenue Refunding Bonds, Series B, 1.05%, 11/01/46	750,000	719,737
		3,657,616
California – 7.0%
Anaheim Housing & Public Improvement Authority Revenue Bonds, Series A, 5.00%, 10/01/50	900,000	948,167
Anaheim Public Financing Authority Lease Revenue Refunding Bonds, Series A, Prerefunded, 5.00%, 5/01/24(a)	250,000	263,105
Bay Area Toll Authority Toll Bridge Variable Revenue Bonds, San Francisco Bay Area, (SIFMA Municipal Swap Index Yield + 0.90%), 1.34%, 5/01/23(b)(d)	700,000	699,488
Bay Area Toll Bridge Authority Variable Revenue Refunding Bonds, San Francisco Bay,
(SIFMA Municipal Swap Index Yield + 0.28%), 0.72%, 4/01/24(b)(d)	250,000	247,807
(SIFMA Municipal Swap Index Yield + 0.45%), 0.89%, 4/01/26(b)(d)	2,000,000	1,975,708
	Par	Value
California (Continued)

California HFA Municipal Certificates Revenue Bonds, Series 2, Class A, 4.00%, 3/20/33	$ 240,891	$ 247,439
California PFA Revenue Refunding Bonds, Henry Mayo Newhall Hospital, 5.00%, 10/15/47	400,000	427,227
California State GO Unlimited Refunding Bonds,
4.00%, 10/01/37	300,000	306,545
4.00%, 11/01/37	1,400,000	1,434,397
5.00%, 4/01/42	880,000	1,005,410

California State Health Facilities Financing Authority Revenue Bonds, City of Hope Obligated Group, 5.00%, 11/15/49	500,000	535,064
California State Health Facilities Financing Authority Revenue Bonds, Series A, Sutter Health, Prerefunded, 5.00%, 11/15/25(a)	500,000	543,078
California State Health Facilities Financing Authority Revenue Refunding Bonds, Cedars Sinai Health System, 5.00%, 8/15/51	550,000	605,130
California State Health Facilities Financing Authority Revenue Refunding Bonds, Marshall Medical Center (California Mortgage Insured), 4.00%, 11/01/40	750,000	742,918
California State Infrastructure & Economic Development Bank Revenue Refunding Bonds, Los Angeles County Museum of Natural History Foundation, 4.00%, 7/01/50	1,510,000	1,480,948
California State Infrastructure & Economic Development Bank Revenue Refunding Bonds, Series B, 5.00%, 11/01/29	1,000,000	1,136,464

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
California (Continued)

California State Municipal Finance Authority Revenue Bonds, Charter School John Adams Academies-Lincoln Project, 5.00%, 10/01/57(e)	$ 330,000	$ 311,226
California State Municipal Finance Authority Revenue Refunding Bonds, Series A, Eisenhower Medical Center, 5.00%, 7/01/25	650,000	692,221
California State Municipal Finance Authority Senior Living Revenue Bonds, Mt. San Antonio Garden, 2.12%, 11/15/26	250,000	234,301
California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC-West Village, 5.00%, 5/15/36	1,130,000	1,201,735
California State Municipal Finance Authority Student Housing Revenue Bonds, Series A-P3, Claremont Colleges Project, 5.00%, 7/01/30(e)	320,000	332,955
California State Municipal Finance Authority Student Housing Revenue Bonds, UCR North District Phase 1 (BAM Insured), 5.00%, 5/15/28	500,000	546,462
California State Public Works Board Lease Revenue Bonds, Series B, 4.00%, 5/01/46	200,000	199,653
California State Various Purpose Bid Group GO Unlimited Refunding Bonds, 5.00%, 8/01/30	600,000	673,357
California Statewide Communities Development Authority Revenue Bonds, Lancer Educational Standard Housing Project, 5.00%, 6/01/34(e)	375,000	391,325
California Statewide Communities Development Authority Revenue Bonds, Loma Linda University Medical, 5.50%, 12/01/58(e)	500,000	529,304
	Par	Value
California (Continued)

California Statewide Communities Development Authority Revenue Bonds, Series A, Loma Linda University Medical Center, 5.25%, 12/01/56(e)	$250,000	$259,071
California Statewide Communities Development Authority Special Assessment Bonds, Statewide Community Infrastructure Program, 5.00%, 9/02/34	100,000	106,140
California Tobacco Securitization Agency Tobacco Settlement Senior Revenue Refunding Bonds, Series A, 4.00%, 6/01/40	300,000	300,672
Cathedral City Redevelopment Agency Successor Agency Tax Allocation Revenue Refunding Bonds, Merged Redevelopment Project Area (BAM Insured), 4.00%, 8/01/26	250,000	260,344
CSCDA Community Improvement Authority Essential Housing Mezzanine Lien Revenue Bonds, City of Orange, 4.00%, 3/01/57(e)	200,000	149,717
Foothill Eastern Transportation Corridor Agency Toll Road Junior Lien Revenue Bonds, Series C, 5.00%, 1/15/26	200,000	210,824
Foothill Eastern Transportation Corridor Agency Toll Road Junior Lien Revenue Refunding Bonds, Series C, 4.00%, 1/15/43	250,000	241,926
Fresno Airport Revenue Refunding Bonds, Series B (AMT) (BAM Insured), 5.00%, 7/01/28	390,000	399,640
Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International Airport, 5.00%, 5/15/34	510,000	536,619

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
California (Continued)

Los Angeles Department of Airports Airport Subordinate Revenue Bonds, Series C (AMT), Los Angeles International Airport, 5.00%, 5/15/29	$1,000,000	$1,083,664
Los Angeles Harbor Department Revenue Refunding Bonds, Series A (AMT), 5.00%, 8/01/35	1,250,000	1,297,456
Mesa Water District COPS, 4.00%, 3/15/39	300,000	309,183
Newman-Crows Landing Unified School District GO Unlimited CABS, 0.00%, 8/01/25(f)	250,000	222,784
Port of Oakland Intermediate Lien Revenue Refunding Bonds (AMT), 5.00%, 11/01/29	250,000	276,312
Rocklin Community Facilities District No. 10 Special Tax Bonds, 5.00%, 9/01/34	150,000	156,315
San Diego County Regional Airport Authority Subordinate Revenue Refunding Bonds, Series A, 4.00%, 7/01/37	300,000	302,391
San Diego County Regional Airport Authority Subordinate Revenue Refunding Bonds, Series B (AMT), 5.00%, 7/01/39	525,000	564,144
San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT), 5.00%, 5/01/44	250,000	266,016
San Francisco City & County Airports Community International Revenue Refunding Bonds, Second Series A (AMT), 5.00%, 5/01/28	500,000	500,000
Sunnyvale Financing Authority Lease Revenue Bonds, Green Bonds, Civic Center Project, 4.00%, 4/01/34	865,000	905,900
	Par	Value
California (Continued)

Susanville Natural Gas Revenue Refunding Bonds, Natural Gas Enterprise (AGM Insured), 3.00%, 6/01/26	$ 595,000	$ 603,094
Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue Refunding Bonds, San Diego Asset Securities, 5.00%, 6/01/35	100,000	107,599
		26,771,245
Colorado – 2.4%
Aurora Crossroads Metropolitan District No. 2 Senior Lien GO Limited Bonds, Series A, 5.00%, 12/01/40	500,000	497,191
Colorado Educational & Cultural Authority Revenue Refunding Bonds, Prospect Ridge Academy Project (Moral Obligation Insured),
5.00%, 3/15/25	485,000	513,495
5.00%, 3/15/26	510,000	548,008
5.00%, 3/15/29	590,000	656,031
5.00%, 3/15/30	310,000	347,187
5.00%, 3/15/35	590,000	652,763

Colorado High Performance Transportation Enterprise Revenue Bonds, C-470 Express Lane, 5.00%, 12/31/56	1,000,000	1,033,206
Colorado State Bridge Enterprise Revenue Bonds (AMT), Central 70 Project, 4.00%, 12/31/24	630,000	647,203
Colorado State COPS, Series A,
4.00%, 12/15/35	1,250,000	1,301,183
4.00%, 12/15/36	200,000	208,701

Denver City & County Airport System Subordinate Revenue Refunding Bonds, Series A (AMT), 5.25%, 12/01/43	500,000	535,655
Denver Convention Center Hotel Authority Senior Revenue Refunding Bonds, 5.00%, 12/01/40	250,000	259,157

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Colorado (Continued)
E-470 Public Highway Authority Senior Revenue Refunding Bonds, Series A,
5.00%, 9/01/23	$150,000	$ 155,222
5.00%, 9/01/40	810,000	844,265

Park Creek Metropolitan District Revenue Refunding Bonds, Series A (NATL, IBC Insured), 5.00%, 12/01/45	500,000	525,631
Sand Creek Metropolitan District GO Limited Refunding Bonds, Series A (AGM Insured), 4.00%, 12/01/23	180,000	184,804
University of Colorado Enterprise Variable Revenue Bonds, Series C, Green Bond, 2.00%, 10/15/24(b)(c)(d)	250,000	244,428
		9,154,130
Connecticut – 1.6%
Bridgeport GO Unlimited Bonds, Series A,
5.00%, 8/01/23	200,000	206,846
5.00%, 8/01/25	260,000	278,954
5.00%, 8/01/27	275,000	302,529

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Forward Delivery, Stamford Hospital Issue, 4.00%, 7/01/42	250,000	237,936
Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series B-1, 5.00%, 1/01/25(b)(c)(d)	500,000	529,919
Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series F, Masonicare Issue, 5.00%, 7/01/27	220,000	234,332
Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series K, Sacred Heart University, 5.00%, 7/01/27	400,000	438,787
	Par	Value
Connecticut (Continued)

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series R, Trinity College, 5.00%, 6/01/32	$ 265,000	$ 295,181
Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, University of Hartford,
5.00%, 7/01/24	240,000	247,681
5.00%, 7/01/25	260,000	271,358
5.00%, 7/01/31	500,000	529,545
4.00%, 7/01/39	120,000	113,560
4.00%, 7/01/49	100,000	89,215

Connecticut State HFA Mortgage Finance Program Variable Revenue Bonds, Series A-4, Social Bonds, 0.74%, 11/15/24(b)(d)	1,000,000	1,000,004
Hamden GO Unlimited Refunding Bonds, Series A (BAM Insured), 5.00%, 8/01/24	500,000	527,837
Hamden Revenue Refunding Bonds, Whitney Center Project, 5.00%, 1/01/40	125,000	120,864
Hartford County Metropolitan District GO Unlimited Bonds, 5.00%, 7/15/35	750,000	836,961
		6,261,509
Delaware – 0.2%
Delaware River & Bay Authority Revenue Refunding Bonds, 1/01/34(g)	530,000	598,073
Kent County Student Housing & Dining Facilities Revenue Bonds, CHF-Dover LLC-Delaware State University Project,
5.00%, 7/01/32	250,000	255,044
5.00%, 7/01/48	100,000	99,993
		953,110
District of Columbia – 1.6%
District of Columbia Revenue Bonds, Ingleside Rock Creek Project, 5.00%, 7/01/52	400,000	380,274
District of Columbia Revenue Bonds, KIPP DC Project, 4.00%, 7/01/39	100,000	93,832

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
District of Columbia (Continued)
District of Columbia Revenue Refunding Bonds, National Public Radio, Prerefunded, 4.00%, 4/01/26(a)	$ 250,000	$ 264,006
District of Columbia University Revenue Refunding Bonds, Georgetown University, 5.00%, 4/01/29	350,000	377,835
District of Columbia Water & Sewer Authority Public Utility Revenue Bonds, Series B, 5.00%, 10/01/49	500,000	550,729
District of Columbia Water & Sewer Authority Public Utility Subordinate Lien Revenue Bonds, Series A, Prerefunded, 5.00%, 10/01/23(a)	650,000	675,732
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/01/46	500,000	540,451
Metropolitan Washington Airports Authority Dulles Toll Road Subordinate Lien Revenue Refunding Bonds, Dulles Metrorail & Capital Improvement Projects, Series B, 4.00%, 10/01/35	350,000	356,673
Metropolitan Washington Airports Authority System Revenue Refunding Bonds, Series A (AMT),
5.00%, 10/01/25	1,000,000	1,062,813
5.00%, 10/01/43	500,000	533,093

Washington Metropolitan Area Transit Authority Dedicated Revenue Bonds, Series A, 4.00%, 7/15/40	1,000,000	1,026,485
Washington Metropolitan Area Transit Authority Gross Revenue Bonds, 5.00%, 7/01/43	300,000	325,648
		6,187,571
Florida – 3.5%
Alachua County Health Facilities Authority Revenue Bonds, Shands Teaching Hospital & Clinics, 5.00%, 12/01/44	500,000	517,713
	Par	Value
Florida (Continued)
Broward County Airport System Revenue Bonds, Series A (AMT), 5.00%, 10/01/36	$ 750,000	$ 807,132
Capital Trust Agency Sustainability Revenue Bonds, The Marie, 4.00%, 6/15/23(e)	550,000	548,673
Central Florida Expressway Authority Senior Lien Revenue Refunding Bonds, 5.00%, 7/01/42	350,000	382,711
Collier County Water-Sewer District Revenue Bonds, 4.00%, 7/01/40	500,000	519,704
Florida State Board of Education Public Education GO Unlimited Refunding Bonds, Capital Outlay, Series E, 5.00%, 6/01/31	1,000,000	1,067,092
Florida State Municipal Power Agency Revenue Refunding Bonds, Series A, 5.00%, 10/01/31	300,000	326,243
Greater Orlando Aviation Authority Airport Facilities Revenue Bonds, Series A (AMT), 5.00%, 10/01/40	500,000	519,933
Greater Orlando Aviation Authority Airport Facilities Revenue Bonds, Series A (AMT), Unrefunded Balance, 5.00%, 10/01/44	1,000,000	1,073,304
Hillsborough County Aviation Authority Subordinate Revenue Bonds, Series B, Tampa International Airport, Prerefunded, 5.00%, 10/01/24(a)	470,000	498,379
JEA Electric System Revenue Refunding Bonds, Series Three A, 4.00%, 10/01/37	1,395,000	1,433,972
Lee Memorial Health System Hospital Revenue Refunding Bonds, Series A-1, 5.00%, 4/01/44	600,000	647,810
Leon County School District Sales TRB, 4.00%, 9/01/26	800,000	816,610
Miami-Dade County Aviation Revenue Bonds, Series A (AMT), 5.00%, 10/01/49	250,000	261,685

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Florida (Continued)
Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/01/33	$500,000	$ 515,958
Miami-Dade County Educational Facilities Authority Revenue Refunding Bonds, Series A, University of Miami, 5.00%, 4/01/30	250,000	262,400
Osceola County Florida Transportation Revenue Refunding CABS, Series A-2,
0.00%, 10/01/25(f)	125,000	111,037
0.00%, 10/01/26(f)	275,000	234,853
0.00%, 10/01/27(f)	360,000	294,198
Tampa Hospital Revenue Bonds, H. Lee Moffitt Cancer Center,
5.00%, 7/01/23	150,000	154,893
5.00%, 7/01/25	150,000	160,118
5.00%, 7/01/26	125,000	135,623
5.00%, 7/01/27	125,000	137,498

Village Community Development District No. 13 Special Assessment Bonds, Limited Offering, 2.62%, 5/01/24	370,000	364,098
Volusia County Educational Facilities Authority Revenue Refunding Bonds, Embry-Riddle Aeronautical, 5.00%, 10/15/44	500,000	540,186
Wildwood Utility Dependent District Senior Lien Revenue Bonds, South Sumter Utility Project (BAM Insured), 5.00%, 10/01/41	465,000	520,742
Wildwood Utility Dependent District Subordinate Revenue Bonds, South Sumter Utility Project (BAM Insured), 5.00%, 10/01/36	400,000	454,964
		13,307,529
Georgia – 2.4%
Atlanta Airport Passenger Facility Charge Subordinate Revenue Bonds (AMT), 4.00%, 7/01/37	500,000	504,297
	Par	Value
Georgia (Continued)
Atlanta Development Authority Senior Lien Revenue Bonds, Series A-1, 5.00%, 7/01/30	$ 200,000	$212,505
Bartow County Development Authority Revenue Refunding Bonds, Georgia Power Company Plant Bowen Project, 1.80%, 9/01/29(c)(d)	250,000	222,047
Brookhaven Development Authority Revenue Bonds, Children's Healthcare of Atlanta, 4.00%, 7/01/49	1,000,000	997,105
Fulton County Development Authority Transportation Corp., Toll Revenue Refunding Bonds, Robert W. Woodruff Arts Center, Inc., Project, 5.00%, 3/15/32	200,000	220,077
Gainesville & Hall County Hospital Authority Revenue Refunding Bonds, Northeast Georgia Health System, Inc., Project, 5.00%, 2/15/37	500,000	545,057
Gainesville & Hall County Hospital Authority Revenue Refunding Bonds, Series S, Northeast Georgia Health System, Inc., Project (County Gtd), Prerefunded, 5.50%, 2/15/25(a)	500,000	541,039
Glynn-Brunswick Memorial Hospital Authority Revenue Refunding Anticipation Certificates Bonds, Southeast Georgia Health System, 5.00%, 8/01/34	530,000	560,630
Griffin-Spalding County Hospital Authority Revenue Anticipation Certificates Bonds, Wellstar, 5.00%, 4/01/35	150,000	162,808
Main Street Natural Gas Inc., Gas Supply Variable Revenue Bonds, Series B,
4.00%, 12/01/23	355,000	362,199
4.00%, 12/02/24(b)(c)(d)	100,000	102,468

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Georgia (Continued)

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Series A, 4.00%, 9/01/27(b)(d)	$1,675,000	$1,720,234
Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series A, 4.00%, 9/01/23(b)(c)(d)	370,000	376,086
Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Subseries C, 4.00%, 12/01/23(b)(d)	500,000	509,205
Municipal Electric Authority of Georgia Power Revenue Refunding Bonds, Series HH, 5.00%, 1/01/29	500,000	549,998
Private Colleges & Universities Authority Revenue Refunding Bonds, Series B, Emory University, 4.00%, 9/01/40	1,500,000	1,514,434
		9,100,189
Guam – 0.1%
Guam Government Business Privilege Tax Revenue Refunding Bonds, Series F, 4.00%, 1/01/42	250,000	227,933
Illinois – 7.0%
Chicago Board Of Education GO Unlimited Bonds, Series A, 5.00%, 12/01/38	500,000	523,215
Chicago City Colleges Capital Appreciation GO Unlimited Bonds (NATL Insured), 0.00%, 1/01/30(f)	750,000	560,969
Chicago GO Unlimited Bonds, Series A, 5.50%, 1/01/49	100,000	107,388
Chicago Midway Airport Second Lien Revenue Refunding Bonds, Series A (AMT), 5.00%, 1/01/31	1,045,000	1,071,409
Chicago O'Hare International Airport Senior Lien General Revenue Bonds, Series D (AMT), 5.00%, 1/01/26	140,000	148,800
	Par	Value
Illinois (Continued)
Chicago O'Hare International Airport Senior Lien Revenue Refunding Bonds, Series A (AMT), 5.00%, 1/01/31	$ 250,000	$ 270,259
Chicago Park District GO Limited Tax Refunding Bonds, Series B,
5.00%, 1/01/24	175,000	182,263
5.00%, 1/01/26	395,000	408,558

Chicago Special Assessment Refunding Bonds, Lakeshore East Project, 2.87%, 12/01/27	254,000	237,372
Chicago Wastewater Transmission Second Lien Revenue Bonds, 5.00%, 1/01/39	500,000	513,415
Cook County GO Unlimited Refunding Bonds, Series A, 5.00%, 11/15/25	1,000,000	1,073,803
Cook County Sales TRB, 5.00%, 11/15/37	500,000	507,966
Grundy Kendall & Will Counties Community High School District No. 111 GO Unlimited Refunding Bonds, 4.00%, 5/01/23	175,000	177,932
Illinois State Finance Authority Revenue Refunding Bonds, Series A, 4.00%, 7/15/39	250,000	254,227
Illinois State Finance Authority Revenue Refunding Bonds, Series A, Bradley Universtiy Project, 4.00%, 8/01/43	250,000	231,854
Illinois State Finance Authority Revenue Refunding Bonds, Series A, Lutheran Communities, 5.00%, 11/01/40	350,000	353,923
Illinois State Finance Authority Variable Revenue Bonds, Series B-2, 5.00%, 11/15/26(b)(c)(d)	500,000	540,419
Illinois State GO Unlimited Bonds,
5.37%, 5/01/23	250,000	256,849
5.50%, 5/01/25	845,000	902,817
5.50%, 7/01/26	460,000	474,352
Illinois State GO Unlimited Bonds, Series B,
5.00%, 3/01/24	250,000	259,528
5.00%, 10/01/31	250,000	271,097

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Illinois (Continued)

Illinois State GO Unlimited Bonds, Series D, 5.00%, 11/01/27	$1,500,000	$1,618,578
Illinois State GO Unlimited Refunding Bonds, 5.00%, 8/01/24	470,000	474,299
Illinois State GO Unlimited Refunding Bonds, Series A, 5.00%, 10/01/25	110,000	116,567
Illinois State GO Unlimited Refunding Bonds, Series B, 5.00%, 10/01/28	250,000	270,913
Illinois State Housing Development Authority MFH Variable Revenue Bonds, Marshall Field Garden (FNMA LOC), (SIFMA Municipal Swap Index Yield + 1.00%), 1.44%, 5/15/25(b)(d)	500,000	504,600
Illinois State Sales Tax Junior Obligations Revenue Bonds, Series A (BAM Insured), 4.00%, 6/15/34	620,000	627,723
Illinois State Sales Tax Revenue Refunding Bonds, Subseries D (BAM, TCRS Insured), 3.00%, 6/15/31	390,000	365,008
Illinois State Sales TRB, Build Illinois - Junior Obligation, 5.00%, 6/15/23	200,000	204,922
Illinois State Sports Facilities Authority State Tax Supported Revenue CABS (AMBAC Insured), 0.00%, 6/15/25(f)	95,000	85,330
Illinois State Sports Facilities Authority State Tax Supported Revenue Refunding Bonds (AGM Insured), 5.00%, 6/15/27	400,000	415,398
Illinois State Toll Highway Authority Revenue Bonds, Series A, 5.00%, 1/01/46	500,000	556,613
Illinois State Toll Highway Authority Senior Revenue Bonds, Series A, 5.00%, 1/01/40	500,000	557,847
Illinois State Toll Highway Authority Senior Revenue Refunding Bonds, Series A, 5.00%, 1/01/31	525,000	587,977
	Par	Value
Illinois (Continued)

Kane, Cook & Dupage Counties, Illinois School District, GO Unlimited Refunding Bonds, Series D, 5.00%, 1/01/28	$215,000	$223,244
Libertyville GO Unlimited Refunding Bonds, Series A, 3.00%, 12/15/23	245,000	247,468
Madison, Macoupin Etc. Counties Community College District No. 536 GO Unlimited Refunding Bonds, Lewis & Clark Community (AGM Insured), 4.00%, 5/01/23	700,000	710,898
Metropolitan Pier & Exposition Authority Dedicated Capital Appreciation Tax Revenue Refunding Bonds, Series B, McCormick Project (AGM Insured), 0.00%, 6/15/26(f)	250,000	217,270
Metropolitan Pier & Exposition Authority Revenue Refunding Bonds, McCormick Place Expansion,
4.00%, 12/15/42	375,000	351,886
4.00%, 6/15/52	245,000	222,641

Metropolitan Pier & Exposition Authority Revenue Refunding CABS, McCormick Place Expansion, 0.00%, 12/15/35(f)	150,000	77,218
Metropolitan Pier and Exposition Authority Revenue Refunding Bonds, McCormick Place Expansion Project,
5.00%, 6/15/42	500,000	524,439
5.00%, 6/15/50	500,000	518,699
Northern University Board of Trustees Revenue Bonds, Auxiliary Facilities System (BAM Insured),
5.00%, 10/01/25	325,000	346,828
5.00%, 10/01/26	250,000	270,360

Peoria County School District No. 150 GO Unlimited Refunding Bonds, Series A (AGM Insured), 4.00%, 12/01/26	390,000	410,263

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Illinois (Continued)

Peoria GO Unlimited Refunding Bonds, Series C (AGM Insured), 5.00%, 1/01/27	$2,000,000	$ 2,177,485
Regional Transportation Authority Revenue Bonds, Series A (AGM Insured), 5.75%, 6/01/34	750,000	903,562
Regional Transportation Authority Revenue Bonds, Series B (NATL Insured), 5.50%, 6/01/27	350,000	380,705
Sales Tax Securitization Corp., Second Lien Revenue Refunding Bonds, Series A, 4.00%, 1/01/38	250,000	248,963
Sangamon Logan & Menard Counties Community Unit School District No. 15 GO Unlimited Bonds, Series B (BAM Insured),
5.00%, 12/01/25	300,000	323,658
4.00%, 12/01/39	250,000	258,755
Waukegan City Lake County Water & Sewer System Revenue Refunding Bonds (AGM Insured),
5.00%, 12/30/26	200,000	218,743
4.00%, 12/30/38	500,000	515,780
4.00%, 12/30/40	500,000	514,170

Waukegan GO Unlimited Bonds, Series A (AGM Insured), 5.00%, 12/30/32	250,000	265,144
Will County Community High School District No. 210 Lincoln-Way Refunding GO Unlimited Bonds (AGM Insured), 4.00%, 1/01/34	650,000	667,972
Will County Community School District No. 161 Summit Hill Refunding GO Unlimited Bonds, 4.00%, 1/01/24	470,000	481,593
		26,791,934
Indiana – 2.4%
Clarksville Sewage Works Revenue BANS, 2.75%, 12/11/23	125,000	125,006
	Par	Value
Indiana (Continued)
Fort Wayne Redevelopment Authority Lease Rental Revenue Refunding Bonds, Grand Wayne Center Project (State Intercept Program), 4.00%, 2/01/26	$ 760,000	$ 791,894
Indiana Bond Bank Revenue CABS, Hamilton Co., Projects,
0.00%, 7/15/25(f)	450,000	408,231
0.00%, 7/15/28(f)	900,000	733,833
0.00%, 1/15/29(f)	560,000	448,905

Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series A, Ohio Valley Electric Corp., Project, 5.00%, 6/01/39	140,000	140,127
Indiana State Finance Authority Private Activity Revenue Bonds (AMT), Ohio River Bridges East End Crossing Project, Prerefunded, 5.25%, 7/01/23(a)	600,000	618,342
Indiana State Finance Authority Revenue Refunding Bonds, Valparaiso University Project, 5.00%, 10/01/23	585,000	602,706
Indiana State Finance Authority Variable Revenue Refunding Bonds, Deaconess Health System, (SIFMA Municipal Swap Index Yield + 0.30%), 0.74%, 3/01/27(b)(d)	1,445,000	1,445,019
Knox Middle School Building Corp., Revenue Bonds (State Intercept), 5.00%, 1/15/27	440,000	485,811
Upland Economic Development Revenue Refunding Bonds, Taylor University Project, 4.00%, 9/01/24	570,000	583,992
Vinton-Tecumseh School Building Corp. Ad Valorem Property Tax First Mortgage Revenue Bonds (State Intercept),
4.00%, 7/15/26	530,000	556,042
4.00%, 1/15/27	540,000	568,830
4.00%, 7/15/27	550,000	581,369

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Indiana (Continued)

Warrick County, Indiana Environmental Improvement Variable Revenue Bonds (AMT), Vectren Energy Delivery, 0.88%, 9/01/23(b)(c)(d)	$1,000,000	$ 975,840
Whiting Environmental Facilities Revenue Refunding Bonds (AMT), BP Products North America, 5.00%, 6/05/26(b)(c)(d)	290,000	308,933
		9,374,880
Iowa – 0.2%
Indianola GO Unlimited Capital Loan Notes,
3.00%, 6/01/23	195,000	196,813
3.00%, 6/01/24	255,000	257,810

PEFA, Inc. Gas Project Revenue Bonds, 5.00%, 9/01/26(b)(c)(d)	150,000	158,294
		612,917
Kentucky – 1.7%
Kenton County Airport Board Revenue Refunding Bonds, 5.00%, 1/01/32	400,000	430,336
Kentucky Bond Development Corp. Educational Facilities Revenue Refunding Bonds, Transylvania University Project, 5.00%, 3/01/27	155,000	168,782
Kentucky State Economic Development Finance Authority Health System Revenue Refunding Bonds, Norton Healthcare, Inc., Series B (NATL Insured), 0.00%, 10/01/24(f)	280,000	259,205
Kentucky State Economic Development Finance Authority Revenue Bonds, Owensboro Health, 5.25%, 6/01/50	250,000	261,495
Kentucky State Economic Development Finance Authority Revenue Refunding Bonds, Masonic Home Independent Living, 5.00%, 5/15/46	100,000	93,123
	Par	Value
Kentucky (Continued)
Kentucky State Economic Development Finance Authority Revenue Refunding Bonds, Series B, Owensboro Health, 5.00%, 6/01/40	$ 300,000	$ 320,571
Kentucky State Public Energy Authority Gas Supply Revenue Bonds, Series A, 4.00%, 4/01/24(b)(c)(d)	475,000	481,735
Kentucky State Public Energy Authority Gas Supply Revenue Bonds, Series A-1, 4.00%, 6/01/25(b)(c)(d)	500,000	507,116
Kentucky State Public Energy Authority Revenue Bonds, Series B, Gas Supply, 4.00%, 1/01/25(b)(c)(d)	650,000	663,186
Kentucky State University COPS, Kentucky State University Project (BAM Insured), 5.00%, 11/01/24	230,000	242,835
Louisville & Jefferson County Metro Government Pollution Control Revenue Refunding Bonds (AMT), Louisville Gas & Electric, 1.35%, 11/01/27	1,500,000	1,318,699
Louisville & Jefferson County Metropolitan Government Health System Variable Revenue Bonds, Norton Healthcare, Inc., 5.00%, 10/01/26(b)(c)(d)	1,000,000	1,090,940
Louisville Regional Airport Authority Airport System Revenue Refunding Bonds, Series A (AMT), 5.00%, 7/01/23	500,000	514,097
		6,352,120
Louisiana – 0.7%
East Baton Rouge Parish Sewerage Commission Revenue Refunding Bonds, Series A,
5.00%, 2/01/24	325,000	340,197
5.00%, 2/01/25	475,000	507,323
5.00%, 2/01/26	100,000	108,766

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Louisiana (Continued)

East Baton Rouge Parish Sewerage Commission Variable Revenue Refunding Bonds, Series A, 1.30%, 2/01/28(b)(c)(d)	$ 500,000	$ 435,469
Louisiana Public Facilities Authority Revenue Refunding Bonds, Loyola University Project,
5.00%, 10/01/25	250,000	263,876
5.00%, 10/01/26	215,000	229,485

Saint James Parish Variable Revenue Bonds, Nustar Logistics, 5.85%, 6/01/25(b)(c)(d)(e)	525,000	555,809
Saint John The Baptist Parish Variable Revenue Refunding Bonds, Marathon Oil Corp., Project, 2.38%, 7/01/26(b)(c)(d)	125,000	118,154
		2,559,079
Maine – 0.4%
Maine Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Series A, 5.00%, 7/01/27	215,000	236,822
Maine Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Series A (State Aid Withholding), 5.00%, 7/01/28	650,000	710,099
Maine State Finance Authority Student Loan Revenue Refunding Bonds (AMT) (AGM Insured), 5.00%, 12/01/24	500,000	525,651
		1,472,572
Maryland – 2.7%
Baltimore Convention Center Hotel Revenue Refunding Bonds, Convention Center Hotel, 5.00%, 9/01/39	500,000	486,957
Baltimore County GO Unlimited Bonds, 5.00%, 3/01/25	1,265,000	1,355,548
Department of Transportation Revenue Bonds (AMT), Baltimore Washington International, 4.00%, 8/01/37	250,000	248,553
	Par	Value
Maryland (Continued)
Maryland Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Stevenson University Project, 4.00%, 6/01/51	$ 325,000	$ 300,622
Maryland State Community Development Administration Department Housing Revenue Bonds, Series A, Woodside Gardens, 1.33%, 1/01/24(e)	2,000,000	1,951,836
Maryland State Economic Development Corp. Private Activity Revenue Bonds (AMT), Purple Line Light Rail Project, Green Bond, 5.25%, 6/30/55	1,000,000	1,036,583
Maryland State Economic Development Corp., Revenue Bonds (AMT), Seagirt Marine Terminal Projects, 5.00%, 6/01/44	500,000	534,578
Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Adventist Healthcare Obligated, 5.50%, 1/01/31	400,000	434,664
Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Peninsula Regional Health System,
5.00%, 7/01/24	350,000	367,694
5.00%, 7/01/27	1,320,000	1,451,315

Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Adventist Healthcare, 4.00%, 1/01/26	875,000	895,416
Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Arundel Health Systems, 5.00%, 7/01/29	250,000	275,753
Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Series A, Broadmead Issue, 4.00%, 7/01/35	285,000	291,555

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Maryland (Continued)

Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Series A, Mercy Medical Center, 4.00%, 7/01/42	$120,000	$ 120,214
Maryland State Health & Higher Educational Facilities Authority Variable Revenue Refunding Bonds, University of Maryland, 5.00%, 7/01/27(b)(c)(d)	200,000	218,569
Montgomery County Housing Opportunities Commission Multifamily & Reconstruction Development Revenue Bonds, Series C (FHA 542 (C) Insured), 2.85%, 1/01/51	250,000	192,558
Washington Country Economic Development Revenue Refunding Bonds, Homewood Maryland Obligated Group Project, 4.00%, 5/01/42	225,000	193,186
		10,355,601
Massachusetts – 1.2%
Development Finance Agency Revenue Refunding Bonds, Lasell University,
4.00%, 7/01/25	235,000	237,495
4.00%, 7/01/26	240,000	241,913

Massachusetts Development Finance Agency Revenue Bonds, UMass Boston Student Housing Project, 5.00%, 10/01/48	500,000	508,877
Massachusetts Port Authority Revenue Bonds, Series E (AMT), 5.00%, 7/01/27	365,000	398,384
Massachusetts State Consolidated Loan GO Limited Bonds, Series E, 5.25%, 9/01/48	500,000	553,209
	Par	Value
Massachusetts (Continued)

Massachusetts State Development Financing Agency Variable Revenue Bonds, Partners Healthcare System, (SIFMA Municipal Swap Index Yield + 0.00%), 1.04%, 1/29/26(b)(d)(e)	$1,000,000	$ 998,339
Massachusetts State GO Limited Refunding Bonds, Series B, 5.00%, 7/01/34	1,350,000	1,543,032
		4,481,249
Michigan – 2.1%
Detroit Downtown Development Authority Tax Allocation Increment Revenue Refunding Bonds, Series A, Catalyst Development Project (AGM Insured),
5.00%, 7/01/43	100,000	104,304
5.00%, 7/01/48	200,000	208,054

Detroit GO Unlimited Bonds, 5.00%, 4/01/27	50,000	53,260
Detroit GO Unlimited Bonds, Series A, Social Bonds, 4.00%, 4/01/40	250,000	229,884
Gerald R. Ford International Airport Authority Revenue Bonds (AMT) (County Gtd), 5.00%, 1/01/51	525,000	571,845
Great Lakes Water Authority Sewage Disposal System Second Lien Revenue Refunding Bonds, Series C, 5.00%, 7/01/36	495,000	536,663
Michigan Finance Authority Revenue Bonds, Local Government Loan Program, 5.00%, 7/01/33	350,000	372,625
Michigan State Finance Authority Limited Obligation Revenue Refunding Bonds, Lawrence Technological University, 4.00%, 2/01/27	185,000	188,815
Michigan State Finance Authority Local Government Loan Program Revenue Refunding Bonds,
5.00%, 7/01/29	425,000	451,811
4.50%, 10/01/29	250,000	252,250

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Michigan (Continued)

Michigan State Finance Authority Revenue Refunding Bonds, Michigan Health, Escrowed to Maturity, 5.00%, 6/01/23	$ 390,000	$ 401,849
Michigan State Finance Authority Revenue Refunding Bonds, Trinity Health Credit Group, 4.00%, 12/01/35	515,000	518,147
Michigan State Finance Authority Variable Revenue Refunding Bonds, Beaumont Spectrum, 4/15/27(b)(d)(g)	1,500,000	1,500,000
Michigan State Hospital Finance Authority Revenue Refunding Bonds, Ascenion Senior, 5.00%, 11/15/47	420,000	448,907
Michigan State Strategic Fund Limited Obligation Variable Revenue Bonds (AMT), Consumers Energy Co., 1.80%, 10/01/24(b)(c)(d)	500,000	485,036
Michigan State Strategic Fund Limited Obligation Variable Revenue Bonds (AMT), Green Bond, 4.00%, 10/01/26(b)(c)(d)	100,000	102,107
Northern University General Revenue Refunding Bonds, Series A, 5.00%, 12/01/27	590,000	658,093
Wayne County Airport Authority Junior Lien Revenue Refunding Bonds, Series A, 5.00%, 12/01/26	500,000	544,634
Wayne University Revenue Refunding Bonds, Series A (BAM, TCRS Insured), 5.00%, 11/15/27	300,000	326,879
		7,955,163
	Par	Value
Minnesota – 0.2%
City of Shakopee Senior Housing Revenue Bonds, Benedictine Living Community of Shakopee LLC Project, 5.85%, 11/01/25(b)(c)(d)(e)	$250,000	$252,796
Minnesota Municipal Gas Agency Commodity Supply Revenue Bonds, Series A, 4.00%, 12/01/27(b)(c)(d)	450,000	464,525
		717,321
Mississippi – 0.2%
Mississippi State Hospital Equipment & Facilities Authority Adjustable Revenue Refunding Bonds, North Mississippi Health, 5.00%, 3/01/27(b)(c)(d)	265,000	286,529
Mississippi State Hospital Equipment & Facilities Authority Revenue Refunding Bonds, Forrest Country General Hospital Project, 5.00%, 1/01/24	400,000	416,667
		703,196
Missouri – 1.3%
Central Southwest Community College District COPS,
5.00%, 3/01/26	225,000	243,829
5.00%, 3/01/27	225,000	247,556
Missouri Health & Educational Facilities Authority Revenue Refunding Bonds,
5.00%, 2/15/26	200,000	216,488
5.00%, 2/15/27	215,000	236,287
5.00%, 2/15/28	250,000	277,752

Missouri Joint Municipal Electric Utility Commission Power Project Revenue Refunding Bonds, Series A, Iatan 2 Project, 5.00%, 1/01/33	310,000	321,067
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, Series A, St. Luke's Health System, Inc.,
5.00%, 11/15/23	150,000	156,079
5.00%, 11/15/30	250,000	270,904

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Missouri (Continued)
Missouri State Health & Educational Facilities Authority Revenue Refunding Bonds, Bethesda Health Group, Inc.,
4.00%, 8/01/24	$ 320,000	$ 328,349
4.00%, 8/01/26	200,000	207,894

Missouri State Public Utilities Commission Revenue Notes, 0.75%, 8/01/23	2,000,000	1,946,719
Saint Louis County IDA Senior Living Facilities Revenue Refunding Bonds, Friendship Village St. Louis, 5.00%, 9/01/48	500,000	501,821
		4,954,745
Nebraska – 0.6%
Central Plains Energy Project Gas Supply Revenue Refunding Bonds, 4.00%, 8/01/25(b)(c)(d)	225,000	229,887
Douglas County Educational Facilities Variable Revenue Refunding Bonds, Creighton University Project, 0.97%, 9/01/26(b)(d)	750,000	752,424
Douglas County Hospital Authority No. 2 Revenue Bonds, Children's Hospital Obligated Group, 5.00%, 11/15/25(b)(c)(d)	600,000	644,210
Gretna COPS, 5.00%, 12/15/25	500,000	529,955
		2,156,476
Nevada – 1.6%
Clark County Airport Subordinate Revenue Refunding Bonds, Series B (AMT), 5.00%, 7/01/26	1,200,000	1,285,890
Clark County Pollution Control Revenue Refunding Bonds, Southern California Edison Company, 2.10%, 6/01/31	250,000	216,077
Clark County School District GO Limited Refunding Bonds, Series C, Building, 5.00%, 6/15/23	500,000	515,320
	Par	Value
Nevada (Continued)
Clark County School District GO Limited Refunding Bonds, Series E, 5.00%, 6/15/25	$1,330,000	$1,422,699
Clark County Stadium Improvement GO Limited Bonds, Series A, 5.00%, 5/01/48	500,000	542,216
Las Vegas Convention & Visitors Authority Convention Center Expansion Revenue Bonds, Series B, 5.00%, 7/01/43	250,000	273,283
Las Vegas New Convention & Visitors Authority Revenue Bonds, Series B, 5.00%, 7/01/37	1,000,000	1,112,933
Las Vegas Special Improvement District No. 814 Summerlin Village 21 & 24A Special Assessment Bonds, 4.00%, 6/01/49	100,000	89,642
Reno Sales Tax First Lien Revenue Refunding Bonds, Retrac-Reno Transportation Rail Access Corridor Project, 5.00%, 6/01/48	500,000	525,765
Sparks Nevada Tourism Improvement District No. 1 Sales Tax Senior Lien Revenue Refunding Bonds, Series A, 2.50%, 6/15/24(e)	225,000	220,984
		6,204,809
New Hampshire – 0.3%
National Finance Authority Municipal Certificates Revenue Bonds, Series 1-A, 4.13%, 1/20/34	702,154	723,841
National Finance Authority Revenue Bonds, Series A, 4.00%, 7/01/51	250,000	251,461
New Hampshire State Health & Education Facilities Authority Revenue Refunding Bonds, Kendal at Hanover Issue, 5.00%, 10/01/36	180,000	189,888
		1,165,190

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
New Jersey – 3.8%
Atlantic City Board Of Education GO Unlimited Refunding Bonds (AGM School Board Resource Fund Insured), 4.00%, 4/01/25	$ 350,000	$ 363,716
Garden State Preservation Trust Open Space & Farmland Preservation Revenue Bonds, Series A (AGM Insured), 5.75%, 11/01/28	1,170,000	1,327,336
New Jersey Covid-19 GO Unlimited Emergency Bonds, 5.00%, 6/01/26	385,000	415,635
New Jersey Economic Development Authority Revenue Refunding bonds, Series GGG, School Facilities Construction, 5.25%, 9/01/23(e)	1,500,000	1,554,091
New Jersey Economic Development Authority Revenue Refunding Bonds, Cranes Mill Project, 5.00%, 1/01/49	260,000	269,972
New Jersey State EDA Energy Facility Revenue Bonds, Series A (AMT), UMM Energy Partners,
5.00%, 6/15/37	190,000	190,384
5.12%, 6/15/43	350,000	350,726

New Jersey State EDA Motor Vehicle Surcharge Revenue Refunding Bonds, Subseries A, 3.38%, 7/01/30	250,000	242,815
New Jersey State EDA Private Activity Revenue Bonds (AMT), The Goethals Project,
5.00%, 1/01/24	150,000	154,929
5.25%, 1/01/25	100,000	103,691
5.37%, 1/01/43	100,000	102,765

New Jersey State EDA Revenue Bonds, Provident Group Rowan Properties LLC, 5.00%, 1/01/48	125,000	120,606
New Jersey State EDA Revenue Refunding Bonds, School Facilities Construction, 5.00%, 3/01/24	1,000,000	1,019,447
	Par	Value
New Jersey (Continued)

New Jersey State EDA Revenue Refunding Bonds, Series A, United Methodist Homes, 5.00%, 7/01/29	$ 100,000	$ 101,672
New Jersey State EDA Revenue Refunding Bonds, Series XX, 5.00%, 6/15/23	170,000	175,209
New Jersey State EDA Special Facility Revenue Refunding Bonds (AMT), Port Newark Container, 5.00%, 10/01/47	300,000	312,825
New Jersey State EDA Water Facilities Revenue Refunding Bonds (AMT), New Jersey American Water Co., Inc. Project, 2.20%, 12/03/29(b)(d)	775,000	704,378
New Jersey State Health Care Facilities Financing Authority Revenue Bonds, Valley Health System Obligated Group Series, 5.00%, 7/01/33	1,000,000	1,129,408
New Jersey State Health Care Facilities Financing Authority Revenue Refunding Bonds, Inspira Health Obligated Group, 5.00%, 7/01/30	1,000,000	1,077,646
New Jersey State Health Care Facilities Financing Authority Revenue Refunding Bonds, RWJ Barnajas Health Obligated Group, 5.00%, 7/01/26(b)(c)(d)	400,000	431,384
New Jersey State Higher Education Assistance Authority Student Loan Revenue Bonds, Series B (AMT), 5.00%, 12/01/24	570,000	602,150
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series A, 4.00%, 6/15/42	250,000	240,205
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series AA, 5.00%, 6/15/40	500,000	533,179
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation Program,
5.25%, 6/15/43	625,000	665,436
4.00%, 6/15/50	280,000	260,451

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
New Jersey (Continued)

New Jersey State Transportation Trust Fund Authority Revenue Refunding Bonds, Series A, 4.00%, 6/15/34	$175,000	$ 173,362
New Jersey State Transportation Trust Fund Authority Transportation System Revenue Refunding Bonds, 5.00%, 12/15/25	100,000	106,912
New Jersey State Turnpike Authority Revenue Bonds, Series A,
5.00%, 1/01/27	305,000	335,135
5.00%, 1/01/33	230,000	240,146

New Jersey State Turnpike Authority Turnpike Revenue Refunding Bonds, Series E, 5.00%, 1/01/31	255,000	279,564
New Jersey Turnpike Revenue Bonds, Series A, 4.00%, 1/01/42	240,000	241,882
Newark Board of Education GO Unlimited Bonds, Sustainability Bonds (School Board Guaranty Program), 5.00%, 7/15/23	300,000	310,028
Newark Housing Authority Port Newark Marine Terminal Rental Revenue Refunding Bonds, Additional Newark Redevelopment Project (NATL Insured), 5.25%, 1/01/24	500,000	513,377
		14,650,462
New Mexico – 0.3%
Farmington PCR Refunding Bonds, Public Service Company of New Mexico San Juan Project, 1.15%, 6/01/24(b)(c)(d)	250,000	239,571
New Mexico State Hospital Equipment Loan Council Variable Revenue Bonds, Series B, 5.00%, 8/01/25(b)(c)(d)	500,000	536,934
New Mexico State Municipal Energy Acquisition Authority Gas Supply Revenue Refunding Bonds, Series A, 5.00%, 5/01/25(b)(c)(d)	275,000	290,234
		1,066,739
	Par	Value
New York – 8.3%
Build Resource Corp., Revenue Bonds, Friends of Hellenic Classical Charter Schools, Inc., 4.00%, 12/01/31(e)	$ 500,000	$ 482,594
Hempstead Town Local Develop Corp., Education Revenue Refunding Bonds, Academy Charter School Project, 5.66%, 2/01/44	250,000	257,072
Hempstead Town Local Development Corp. Revenue Refunding Bonds, Adelphi University Project,
5.00%, 6/01/27	300,000	326,104
5.00%, 6/01/28	500,000	549,010

Hempstead Town Local Development Corp., Education Revenue Bonds, Academy Charter School Project, 4.60%, 2/01/51	250,000	204,066
Hudson Yards Infrastructure Corp. Revenue Refunding Bonds, Second Indenture Series, Fiscal 2022, Green Bonds, 4.00%, 2/15/43	1,000,000	994,993
Long Beach GO Limited Bonds, Series A, 5.00%, 9/01/28	665,000	710,847
Long Island Power Authority Electric System Variable Revenue Bonds, Series B, 1.65%, 9/01/24(b)(c)(d)	1,650,000	1,618,810
Metropolitan Transportation Authority Revenue Bonds, Series A-1-Group 1, Green Bond, 5.00%, 11/15/49	500,000	520,098
Metropolitan Transportation Authority Transportation Revenue Bonds, Series E, 4.00%, 11/15/23	535,000	546,902
Metropolitan Transportation Authority Variable Revenue Bonds, Subseries D-1, (SOFR + 0.33%), 0.53%, 4/01/24(b)(d)	950,000	942,620

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
New York (Continued)

Metropolitan Transportation Authority, New York Transportation Variable Rate Revenue Refunding Bonds, Subseries G-3, (SIFMA Municipal Swap Index Yield + 0.43%), 0.87%, 2/01/25(b)(d)	$1,000,000	$1,006,080
Monroe County Industrial Development Agency School Facility Revenue Bonds, Rochester Schools Modernization Project (State Aid Withholding), 5.00%, 5/01/35	800,000	907,712
Monroe County Industrial Development Corp., Revenue Bonds, University of Rochester Project, 4.00%, 7/01/50	1,000,000	985,686
New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, 4.00%, 11/01/40	400,000	402,107
New York City Transitional Finance Authority Future Tax Subordinate Revenue Bonds, 4.00%, 5/01/36	1,000,000	1,018,613
New York City Transitional Finance Authority Revenue Bonds, Sub Series C-2, 5.00%, 5/01/32	1,000,000	1,102,393
New York City Transitional Finance Authority Subordinate Revenue Bonds, Series F-1, 5.00%, 2/01/47	625,000	691,431
New York GO Unlimited Bonds, Series 1, 4.00%, 8/01/27	625,000	661,758
New York GO Unlimited Bonds, Series D, Subseries D1, 5.00%, 12/01/42	250,000	270,910
New York State Convention Center Development Corp., Revenue Refunding Bonds, Hotel Unit Fee Secured, 5.00%, 11/15/40	600,000	636,389
New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Fordham University, 4.00%, 7/01/50	600,000	583,575
	Par	Value
New York (Continued)

New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, Series A, Barnard College, 4.00%, 7/01/49	$ 300,000	$ 293,302
New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 3/15/41	2,000,000	2,231,781
New York State Dormitory Authority Revenues Non State Supported Debt Revenue Bonds, Master Boces Program (State Aid Withholding), 5.00%, 8/15/26	455,000	497,297
New York State Dormitory Authority Revenues Non State Supported Debt Revenue Bonds, Northwell Health Obligated Group, 5.00%, 5/01/24(b)(d)	1,250,000	1,298,706
New York State Dormitory Authority Revenues Non State Supported Debt Revenue Refunding Bonds, Memorial Sloan Kettering Cancer Center, 5.00%, 7/01/42	200,000	219,795
New York State Dormitory Authority Revenues Non State Supported Debt Revenue Refunding Bonds, Series A, Montefiore Obligated Group, 4.00%, 9/01/50	500,000	441,501
New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series D, 4.00%, 2/15/39	500,000	502,633
New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series E, Unrefunded Balance, 5.00%, 2/15/44	425,000	444,688
New York State Dormitory Authority Supported Debt Revenue Refunding Bonds, New York University, Series A, 4.00%, 7/01/46	250,000	247,263

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
New York (Continued)

New York State Housing Finance Agency Affordable Housing Sustainability Revenue Bonds, Series L-2 (SonyMA Insured), 0.75%, 11/01/25	$500,000	$461,841
New York State Liberty Development Corp., Revenue Refunding Bonds, Class 2, 3 World Trade Center Project,
5.15%, 11/15/34(e)	500,000	511,657
5.37%, 11/15/40(e)	150,000	153,576

New York State Liberty Development Corp., Revenue Refunding Bonds, Green Bonds, 4 World Trade Center Project, 1.20%, 11/15/28	500,000	416,351
New York State Transportation Development Corp., Special Facility Revenue Refunding Bonds (AMT), John F. Kennedy International Airport Project, 5.38%, 8/01/36	250,000	274,191
New York State Transportation Development Corp., Special Facility Revenue Refunding Bonds (AMT), Terminal 4 John F. Kennedy International Airport Project, 5.00%, 12/01/33	250,000	262,286
New York State Transportation Development Corporation Special Facilities Revenue Bonds (AMT), Delta Air Lines, Inc., Laguardia Airport Terminal C&D Redevelopment Project, 5.00%, 10/01/35	500,000	528,628
New York State Urban Development Corp. Personal Income TRB, Series A, 5.00%, 3/15/41	250,000	275,765
New York State Urban Development Corp. Revenue Refunding Bonds, Series E Group 3, 4.00%, 3/15/43	500,000	499,596
	Par	Value
New York (Continued)

Niagara Frontier Transportation Authority Revenue Refunding Bonds (AMT), Buffalo Niagara International Airport, 5.00%, 4/01/26	$ 250,000	$ 266,627
Onondaga County Trust Cultural Resource Revenue Refunding Bonds, Syracuse University Project, 4.00%, 12/01/47	500,000	495,184
Port Authority of New York & New Jersey Consolidated 211th Revenue Refunding Bonds, 5.00%, 9/01/48	830,000	911,055
Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 218 (AMT), 5.00%, 11/01/31	1,065,000	1,178,380
Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 221 (AMT), 4.00%, 7/15/40	500,000	487,765
Port Authority of New York & New Jersey Revenue Bonds, Series 179, 5.00%, 12/01/25	750,000	781,097
Poughkeepsie City GO Limited Refunding Bonds, 4.00%, 4/15/25	440,000	451,753
Sales Tax Asset Receivable Corp., Revenue Refunding Bonds, Series A, Fiscal 2015, Prerefunded, 5.00%, 10/15/24(a)	245,000	260,328
Suffolk County GO Limited Refunding Bonds, Series D (BAM Insured), 5.00%, 10/15/24	390,000	410,464
Triborough Bridge & Tunnel Authority General Revenue Bonds, Series A, MTA Bridges and Tunnels, 4.00%, 11/15/54	1,300,000	1,269,859

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
New York (Continued)

Troy Capital Resource Corp. Revenue Bonds, Rensselaer Polytechnic Institutute Project, 4.00%, 9/01/33	$100,000	$ 101,463
Yonkers Economic Development Corp., Educational Revenue Bonds, Charter School Educational Excellence Project, 5.00%, 10/15/49	100,000	100,244
		31,694,846
North Carolina – 1.3%
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue Refunding Bonds, High Point University,
4.00%, 5/01/23	300,000	305,086
4.00%, 5/01/24	240,000	245,943
5.00%, 5/01/25	240,000	254,789
5.00%, 5/01/26	275,000	296,085
North Carolina Medical Care Commission Retirement Facilities Revenue Bonds, The Forest At Duke Project,
4.00%, 9/01/33	180,000	182,939
4.00%, 9/01/34	185,000	187,585

North Carolina State Medical Care Commission Health Care Facilities Revenue Refunding Bonds, Vidant Health, 5.00%, 6/01/45	500,000	529,294
North Carolina State Medical Care Commission Retirement Facilities Revenue Refunding Bonds, First Mortgage, 4.00%, 1/01/25	250,000	247,874
North Carolina State Medical Care Commission Retirement Facilities Revenue Refunding Bonds, First Mortgage, United Church Services, Prerefunded, 5.00%, 9/01/24(a)	155,000	163,343
North Carolina State Medical Care Commission Retirement Facilities Revenue Refunding Bonds, Series A, Sharon Towers, 5.00%, 7/01/49	100,000	100,952
	Par	Value
North Carolina (Continued)

North Carolina State Turnpike Authority Senior Lien Revenue Bonds, Triangle Expressway, 4.00%, 1/01/55	$400,000	$ 386,517
North Carolina State Turnpike Authority Senior Lien Revenue Bonds, Triangle Expressway (AGM Insured), 5.00%, 1/01/49	500,000	549,736
North Carolina State Turnpike Authority Senior Lien Revenue Refunding Bonds, 5.00%, 1/01/40	550,000	589,724
North Carolina Turnpike Authority Triangle Expressway System Revenue BANS, 5.00%, 2/01/24	200,000	207,607
Raleigh Durham Airport Authority Revenue Refunding Bonds, Series A (AMT), 5.00%, 5/01/36	500,000	544,550
		4,792,024
North Dakota – 0.5%
Cass County Joint Water Resource District GO Unlimited Bonds, Series A, 0.48%, 5/01/24	600,000	571,224
University of North Dakota COPS, Infrastructure Energy Improvement, 5.00%, 4/01/48	500,000	537,019
Watford City North Dakota State Aid Certificates Indebtedness Revenue Refunding Bonds (AGM Insured), 3.00%, 12/01/23	800,000	800,630
		1,908,873
Ohio – 2.1%
Akron Bath Copley Joint Township Hospital District Revenue Refunding Bonds, Summa Health Obligated Group Hospital,
5.00%, 11/15/26	350,000	376,835
5.00%, 11/15/27	370,000	401,767

Allen County Ohio Hospital Facilities Revenue Refunding Bonds, Bon Secours Mercy Health, Inc., 5.00%, 12/01/28	400,000	446,476

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Ohio (Continued)

Buckeye Tobacco Settlement Financing Authority Revenue Refunding Bonds, Senior-Class 2, Series B-2, 5.00%, 6/01/55	$900,000	$875,254
Cleveland-Cuyahoga County Port Authority Cultural Facilities Revenue Refunding Bonds, Playhouse Square Foundation Project, 5.50%, 12/01/43	175,000	183,947
Cleveland-Cuyahoga County Port Authority Cultural Facility Revenue Bonds, Cleveland Museum Of Natural History Project,
5.00%, 7/01/25	125,000	133,510
5.00%, 7/01/26	125,000	135,521
5.00%, 7/01/27	125,000	137,121
5.00%, 7/01/28	155,000	171,526

Cleveland-Cuyahoga County Port Authority Euclid Avenue Development Corp., Revenue Refunding Bonds, 5.00%, 8/01/23	370,000	381,971
Cleveland-Cuyahoga County Port Authority Financing Senior Tax Allocation Increment Revenue Refunding Bonds, Flats East Bank Project, 4.00%, 12/01/55(e)	250,000	209,161
Conotton Valley Union Local School District COPS, School Facilities Project (FHLMC Insured), 4.00%, 12/01/42	500,000	512,331
Franklin County Convention Facilities Authority Hotel Project Revenue Bonds, Greater Columbus Convention Center,
5.00%, 12/01/34	170,000	176,081
5.00%, 12/01/36	305,000	314,628

Hamilton County Hospital Facilities Revenue Bonds, Cincinnati Children's Hospital Project, 5.00%, 11/15/41	250,000	286,461
Marion County Health Care Facilities Revenue Refunding Bonds, United Church Homes, Inc., 5.12%, 12/01/49	100,000	99,925
	Par	Value
Ohio (Continued)

Miami Valley Career Technology Center GO Unlimited Bonds, 4.00%, 12/01/37	$250,000	$ 262,078
Middleburg Heights Hospital Revenue Refunding Bonds, Southwest General Health Center, 4.00%, 8/01/41	500,000	492,450
Ohio State Air Quality Development Authority Revenue Refunding Bonds (AMT), American Electric Power Company Project, 2.10%, 10/01/24(b)(c)(d)	500,000	484,883
Ohio State Air Quality Development Authority Revenue Refunding Bonds, Ohio Valley Electric Corp., 3.25%, 9/01/29	50,000	46,465
Ohio State Higher Educational Facilities Commission Revenue Refunding Bonds, Xavier University 2020 Project, 5.00%, 5/01/35	880,000	968,998
Ohio State Higher Educational Facility Commission Revenue Refunding Bonds, Otterbein University 2022 Project, 4.00%, 12/01/46	500,000	473,630
Ohio State Hospital Revenue Refunding Bonds, Premier Health Partners Obligated Group, 5.00%, 11/15/26	145,000	157,137
United Local School District COPS (BAM Insured), 3.00%, 12/01/23	330,000	333,158
		8,061,314
Oklahoma – 1.8%
Bryan County School Finance Authority Educational Facilities Lease Revenue Refunding Bonds, Durant Public Schools Project, 4.00%, 12/01/23	620,000	635,088
Carter County Public Facilities Authority Educational Facilities Lease Revenue Bonds, 5.00%, 9/01/27	500,000	540,613

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Oklahoma (Continued)
Kingfisher Special Projects Authority Educational Facilities Lease Revenue Bonds, Kingfisher Public Schools Project, 4.00%, 3/01/24	$ 600,000	$ 615,690
Mcintosh County Educational Facilities Authority Lease Revenue Bonds, Checotah Public Schools Project, 2.00%, 9/01/23	300,000	296,665
Muskogee Industrial Trust Educational Lease Revenue Bonds, Muskogee Public Schools Project, 5.00%, 9/01/23	900,000	927,504
Oklahoma County Finance Authority Revenue Refunding Bonds, Series A, Epworth Villa Project, 5.88%, 4/01/30	50,000	42,500
Oklahoma State Development Finance Authority Revenue Refunding Bonds, Oklahoma City University Project, 5.00%, 8/01/24	590,000	611,312
Osage County Industrial Authority Use Tax Revenue BANS, 2.00%, 9/01/23	1,500,000	1,480,411
Tulsa County Industrial Authority Educational Facilities Lease Revenue Bonds, Berryhill Public Schools Project, 4.00%, 9/01/26	500,000	522,633
Wagoner County School Development Authority Educational Facilities Lease Revenue Bonds, Wagoner Public Schools Project, 4.00%, 9/01/23	1,060,000	1,082,568
		6,754,984
Oregon – 1.3%
Medford Hospital Facilities Authority Revenue Refunding Bonds, Series A, Asante Projects, 5.00%, 8/15/45	500,000	545,132
Multnomah County Hospital Facilities Authority Revenue Refunding Bonds, Adventist Health System, 5.00%, 3/01/25(b)(c)(d)	500,000	524,138
	Par	Value
Oregon (Continued)
Multnomah County Hospital Facilities Authority Revenue Refunding Bonds, Terwilliger Plaza-Parkview Project, Green Bond Series, 0.95%, 6/01/27	$ 500,000	$ 439,435
Multnomah County School District No. 1J Portland GO Unlimited Bonds (School Board Guaranty Program), 5.00%, 6/15/24	250,000	263,834
Oregon State Facilities Authority Revenue Refunding Bonds, Series A, Legacy Health Project, 5.00%, 6/01/46	1,000,000	1,072,011
Port of Morrow GO Limited Refunding Bonds, Series D,
4.00%, 12/01/26	170,000	177,789
4.00%, 12/01/27	240,000	251,693

Port of Portland Airport Revenue Refunding Bonds, Portland International Airport, 5.00%, 7/01/40	615,000	681,666
Port of Portland Airport Revenue Refunding Bonds, Portland International Airport (AMT), 5.00%, 7/01/25	750,000	792,428
Salem Hospital Facility Authority Revenue Refunding Bonds, Capital Manor Project,
5.00%, 5/15/24	110,000	113,428
5.00%, 5/15/27	260,000	273,195
		5,134,749
Pennsylvania – 3.7%
Allegheny County Sanitary Authority Revenue Bonds, Series B, 4.00%, 6/01/25	100,000	104,348
Allentown Neighborhood Improvement Zone Development Authority Tax Revenue Refunding Bonds, Forward Delivery, 5.00%, 5/01/42	250,000	268,894
Commonwealth Financing Authority Taxable Revenue Refunding Bonds, Series B-1, 5.00%, 6/01/26	300,000	321,781

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Pennsylvania (Continued)
Cumberland County Municipal Authority Revenue Bonds, AICUP Financing Program-Messiah College Project, 3.15%, 4/30/24(b)(c)(d)	$ 500,000	$ 500,000
Cumberland County Municipal Authority Revenue Refunding Bonds, Asbury Pennsylvania Obligated, 4.50%, 1/01/40(e)	185,000	172,985
Lancaster County GO Unlimited Refunding Bonds, Series A, 4.00%, 11/01/25	275,000	286,379
Laurel Highlands School District GO Limited Refunding Bonds (BAM State Aid Withholding), 4.00%, 2/01/26	350,000	365,703
Lehigh County General Purpose Authority Revenue Refunding Bonds, Muhlenberg College Project, (SIFMA Municipal Swap Index Yield + 0.58%), 1.02%, 11/01/24(b)(d)	435,000	434,363
Luzerne County IDA Revenue Refunding Bonds (AMT), Pennsylvania-American Water Co., Project, 2.45%, 12/03/29(b)(c)(d)	750,000	728,655
Monroeville Finance Authority Revenue Bonds, 5.00%, 2/15/28	1,000,000	1,010,259
Montgomery County IDA Revenue Bonds, Acts Retirement-Life Communities, 5.00%, 11/15/45	1,500,000	1,628,739
Neshannock Township School District GO Limited Refunding Bonds, Series B (State Aid Withholding), 2.00%, 9/01/24	190,000	186,826
Oil City GO Unlimited Bonds, Series A (AGM Insured),
4.00%, 12/01/23	145,000	148,665
4.00%, 12/01/24	150,000	155,244
4.00%, 12/01/25	185,000	193,125
	Par	Value
Pennsylvania (Continued)
Pennsylvania State Economic Development Financing Authority UPMC Revenue Bonds, Series A-1,
5.00%, 4/15/24	$1,200,000	$1,257,116
5.00%, 4/15/25	200,000	212,630
4.00%, 4/15/45	500,000	492,393

Pennsylvania State Higher Educational Facilities Authority Revenue Refunding Bonds, Thomas Jefferson University, 5.00%, 9/01/39	500,000	524,999
Pennsylvania State Housing Finance Agency SFM Revenue Refunding Bonds (AMT), Series 125A, 2.37%, 10/01/25	820,000	804,628
Pennsylvania State Turnpike Commission Turnpike Variable Revenue Refunding Bonds, Series B, (SIFMA Municipal Swap Index Yield + 0.70%), 1.14%, 12/01/23(d)	500,000	500,327
Pequea Valley School District GO Limited Bonds (State Aid Withholding), 2.00%, 5/15/23	175,000	174,859
Philadelphia Airport Revenue Refunding Bonds, Series B (AMT),
5.00%, 7/01/30	510,000	544,721
5.00%, 7/01/33	400,000	422,297
5.00%, 7/01/35	155,000	163,344

Philadelphia Airport Revenue Refunding Bonds, Series C (AMT), 4.00%, 7/01/40	250,000	243,272
Philadelphia Authority for Industrial Development Temple University Revenue Refunding Bonds, Series 1-2015, 5.00%, 4/01/33	400,000	424,509
Philadelphia School District GO Limited Refunding Bonds, Series C (State Aid Withholding), 5.00%, 9/01/33	500,000	554,808

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Pennsylvania (Continued)
Southcentral General Authority Revenue Bonds, York College of Pennsylvania Project,
5.00%, 5/01/27	$ 300,000	$ 325,524
5.00%, 5/01/28	215,000	235,625
West Cornwall Township Municipal Authority Healthcare Facilities Revenue Refunding Bonds, Lebanon Valley Brethren Home Project,
4.00%, 11/15/24	115,000	118,152
4.00%, 11/15/25	115,000	118,905
4.00%, 11/15/26	125,000	129,508
4.00%, 11/15/27	130,000	134,767
4.00%, 11/15/28	105,000	108,724
		13,997,074
Puerto Rico – 1.2%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Senior Lien Revenue Bonds, Series A, 5.25%, 7/01/42	815,000	819,849
Puerto Rico Commonwealth Aqueduct & Sewer Authority Senior Lien Revenue Refunding Bonds, Series A, 5.00%, 7/01/30(e)	250,000	268,431
Puerto Rico Commonwealth Notes, 0.00%, 11/01/43(c)(d)	269,868	140,331
Puerto Rico Commonwealth Restructured GO Unlimited Bonds, Series A1,
5.25%, 7/01/23	60,564	61,294
5.38%, 7/01/25	160,394	165,688
5.62%, 7/01/27	59,847	63,399
5.63%, 7/01/29	1,058,875	1,139,092
5.75%, 7/01/31	57,185	62,454
4.00%, 7/01/33	54,226	50,286
4.00%, 7/01/35	48,742	45,057
4.00%, 7/01/37	41,833	37,586
4.00%, 7/01/41	56,878	51,084
4.00%, 7/01/46	59,153	51,811
Puerto Rico Commonwealth Restructured GO Unlimited CABS, Series A,
0.00%, 7/01/24(f)	27,894	25,362
0.00%, 7/01/33(f)	69,785	39,815
	Par	Value
Puerto Rico (Continued)

Puerto Rico Electric Power Authority Power Revenue Bonds, Series TT-RSA-1, 5.00%, 7/01/37(h)	$130,000	$ 124,150
Puerto Rico Electric Power Authority Power Revenue Refunding Bonds, Series ZZ-RSA-1, 5.25%, 7/01/23(h)	175,000	168,000
Puerto Rico Sales Tax Financing Corp., Restructured TRB, Series A-1, 4.75%, 7/01/53	527,000	533,140
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue CABS, Series A-1,
0.00%, 7/01/27(f)	225,000	192,175
0.00%, 7/01/31(f)	500,000	371,058
0.00%, 7/01/46(f)	875,000	245,684
		4,655,746
Rhode Island – 0.2%
Providence GO Unlimited Refunding Bonds, Series A, 5.00%, 1/15/25	200,000	210,676
Rhode Island Commerce Corp., First Lien Special Facility Revenue Refunding Bonds, Rhode Island Airport Corp., International, 5.00%, 7/01/31	500,000	544,092
		754,768
South Carolina – 0.4%
Connector 2000 Association, Inc. Toll Road Revenue CABS, Senior Series A-1,
0.00%, 1/01/32(f)	511,272	251,138
0.00%, 1/01/42(f)	228,148	51,576
0.00%, 7/22/51(f)	265,293	27,817

South Carolina State Jobs EDA Hospital Revenue Refunding Bonds, Prisma Health Obligated Group, 5.00%, 5/01/38	400,000	435,675
South Carolina State Jobs EDA Hospital Variable Revenue Bonds, Bon Secours Mercy Health, 5.00%, 10/01/25(b)(c)(d)	850,000	917,129
		1,683,335

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
South Dakota – 0.2%
South Dakota State Board of Regents Housing & Auxiliary Facilities System Revenue Refunding Bonds,
4.00%, 4/01/26	$ 375,000	$ 393,721
4.00%, 4/01/27	425,000	449,219
		842,940
Tennessee – 0.8%
Greeneville Health & Educational Facilities Board Revenue Refunding Bonds, Ballad Health Obligation Group, 5.00%, 7/01/31	140,000	143,040
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds, Vanderbilt University Medical Center,
5.00%, 7/01/40	400,000	427,985
5.00%, 7/01/46	500,000	530,574

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Trevecca Nazarene University, 3.00%, 10/01/24	320,000	315,405
Metropolitan Nashville Airport Authority Subordinate Revenue Bonds, Series B (AMT), 5.00%, 7/01/39	1,000,000	1,076,198
Tennergy Corp. Gas Revenue Bonds, Series A, 4.00%, 9/01/28(b)(c)(d)	500,000	508,292
		3,001,494
Texas – 6.2%
Arlington Higher Education Finance Corp. Revenue Bonds, Riverwalk Education Foundation (PSF, Gtd), 5.00%, 8/15/47	500,000	557,837
Austin Airport System Revenue Bonds, Series A, 5.00%, 11/15/46	1,380,000	1,486,368
Austin Convention Enterprises, Inc., Convention Center Revenue Refunding Bonds, First Tier, 5.00%, 1/01/32	625,000	649,829
	Par	Value
Texas (Continued)
Board of Managers Joint Guadalupe County-City of Seguin Hospital Mortgage Revenue Refunding Bonds, 5.00%, 12/01/40	$ 200,000	$ 202,583
Central Texas Regional Mobility Authority Revenue Bonds, Series C, 5.00%, 1/01/27	275,000	291,108
Central Texas Regional Mobility Authority Senior Lien Revenue Refunding Bonds, Series A, 5.00%, 1/01/49	500,000	529,392
Clifton Higher Education Finance Corp. Revenue Bonds, Series A, Idea Public School, 5.00%, 8/15/23	325,000	334,743
Dallas Texas Hotel Occupancy Tax Revenue Refunding Bonds, 4.00%, 8/15/30	300,000	311,880
Dallas Texas Housing Finance Corp., Estates at Shiloh Revenue Bonds, 1.25%, 7/01/23(b)(c)(d)	500,000	494,546
Dallas-Fort Worth International Airport Improvement Revenue Bonds, Series B, 5.00%, 11/01/44	350,000	354,270
Dallas-Fort Worth International Airport Joint Improvement Revenue Bonds, Series C, 5.00%, 11/01/34	445,000	459,219
Dallas-Fort Worth International Airport Joint Revenue Refunding Bonds, Series A (AMT), 5.25%, 11/01/30	1,100,000	1,135,552
El Paso Texas Airport Revenue Bonds (AMT), 5.00%, 8/15/27	375,000	405,292
Fort Bend Independent School District Variable GO Unlimited Refunding Bonds, Series B (PSF, Gtd), 0.72%, 8/01/26(b)(c)(d)	1,000,000	907,339
Grand Parkway Transportation Corp., System Toll Revenue Refunding Bonds, Grand Parkway System - First, 4.00%, 10/01/45	265,000	262,097

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Texas (Continued)
Harris County Cultural Education Facilities Finance Corp., Variable Revenue Bonds, Memorial Hermann Health System, 5.00%, 12/01/24(b)(c)(d)	$1,000,000	$1,057,172
Harris County Cultural Educational Facilities Finance Corp., Revenue Refunding Bonds, Texas Children's Hospital, 4.00%, 10/01/38	350,000	352,099
Houston Airport System Revenue Bonds, Subseries A (AMT), 5.00%, 7/01/25	500,000	528,285
Houston Airport System Revenue Refunding Bonds (AMT), United Airlines, Inc., Improvement Projects, 5.00%, 7/15/27	175,000	185,300
Houston Airport System Revenue Refunding Bonds (AMT), United Airlines, Inc., Terminal, 5.00%, 7/01/27	125,000	132,326
Houston Airport System Subordinate Revenue Refunding Bonds, Series B, 5.00%, 7/01/26	500,000	543,107
Houston Hotel Occupancy Tax & Special Revenue Refunding Bonds, Convention & Entertainment,
4.00%, 9/01/23	185,000	189,257
5.00%, 9/01/36	510,000	565,008

Lower Colorado River Authority Transmission Contract Revenue Refunding Bonds, LCRA Transmission Services Corp. Project, 5.00%, 5/15/35	250,000	276,691
Montgomery County Toll Road Authority Senior Lien Revenue Bonds, 5.00%, 9/15/37	500,000	519,881
New Hope Cultural Educational Facilities Finance Corp., Retirement Facilities Revenue Refunding Bonds, Presbyterian Village North Project, 5.25%, 10/01/49	100,000	97,443
	Par	Value
Texas (Continued)

New Hope Cultural Educational Facilities Finance Corp., Retirement Facilities Revenue Refunding Bonds, Westminster Manor Project, 5.00%, 11/01/31	$ 250,000	$ 262,853
North Texas Tollway Authority Revenue Refunding Bonds, Series A, 5.00%, 1/01/26	70,000	72,731
Northside Texas Independent School District GO Unlimited Refunding Bonds (PSF, Gtd), 1.60%, 8/01/24(b)(c)(d)	345,000	337,047
Northside Texas Independent School District Variable GO Unlimited Bonds (PSF, Gtd), 2.75%, 8/01/23(b)(c)(d)	1,000,000	1,007,386
Odessa Junior College District Consolidated Revenue Bonds (AGM Insured), 4.00%, 7/01/27	435,000	461,859
Port Arthur Certificates GO Limited Bonds (BAM Insured), 5.00%, 2/15/27	345,000	379,321
Port Beaumont Navigation District Dock & Wharf Facility Revenue Refunding Bonds (AMT), Jefferson Gulf Coast Energy Project, 4.00%, 1/01/50(e)	375,000	313,695
San Antonio Airport System Subordinate Lien Revenue Refunding Bonds, Series A (AMT), 5.00%, 7/01/30	250,000	272,833
San Antonio Water Junior Lien Variable Revenue Bonds, Series A, 2.63%, 5/01/24(b)(d)	1,125,000	1,124,977
Tarrant County Cultural Educational Facilities Finance Corp., Revenue Refunding Bonds, Texas Health Resources System Obligation,
5.00%, 2/15/34	400,000	433,642
5.00%, 2/15/47	700,000	751,860

Texas City Industrial Development Corp., Revenue Bonds, Series 2012, NRG Energy Project, 4.12%, 12/01/45	545,000	552,512

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Texas (Continued)

Texas State PFA Lease Revenue Refunding Bonds, 4.00%, 2/01/36	$ 250,000	$ 263,461
Texas State Private Activity Bond Surface Transportation Corp., Revenue Bonds (AMT), Segment 3C Project, 5.00%, 6/30/58	1,000,000	1,031,486
Texas State Private Activity Bond Surface Transportation Corp., Senior Lien Revenue Bonds (AMT), Blueridge Transportation,
5.00%, 12/31/45	500,000	522,166
5.00%, 12/31/55	200,000	207,842

Texas State Private Activity Bond Surface Transportation Corp., Senior Lien Revenue Refunding Bonds, North Tarrant Express, 4.00%, 12/31/38	750,000	751,166
Texas State Transportation Commission Central Turnpike System Revenue Refunding Bonds, Series A, 5.00%, 8/15/39	750,000	837,674
Texas State Transportation Commission Central Turnpike System Subordinate Revenue Refunding Bonds, Series C, 5.00%, 8/15/42	100,000	102,856
Texas State Transportation Commission First Tier Toll Revenue Bonds, State Highway, 5.00%, 8/01/57	100,000	104,291
Texas State Transportation Commission First Tier Toll Revenue CABS, 0.00%, 8/01/29(f)	480,000	360,445
Texas State Water Development Board Revenue Bonds, State Water Implementation Fund, 4.00%, 10/15/38	510,000	530,473
		23,511,200
Utah – 0.2%
Salt Lake City Airport Revenue Bonds, Series A (AMT), 5.00%, 7/01/47	805,000	844,814
	Par	Value
Virginia – 3.8%
Botetourt County Residential Care Facility Revenue Refunding Bonds, Series A, Glebe, Inc., 4.75%, 7/01/23	$ 120,000	$ 121,551
Chesapeake Bay Bridge & Tunnel District Revenue Bonds, First Tier General Resolution (AGM Insured), 5.00%, 7/01/41	1,000,000	1,057,413
Chesapeake Bay Bridge & Tunnel District Revenue First Tier General Resolution Revenue BANS, 5.00%, 11/01/23	1,000,000	1,032,696
Chesapeake Bay Bridge & Tunnel District Revenue First Tier General Resolution Revenue Bonds, 5.00%, 7/01/51	750,000	779,822
Chesapeake Hospital Authority Hospital Facilities Revenue Refunding Bonds, Chesapeake Regional Medical Center, 5.00%, 7/01/31	500,000	554,113
Chesapeake Transportation System Senior Toll Road Revenue Bonds, Series A, 5.00%, 7/15/47	500,000	501,922
Fairfax County EDA Residential Care Facilities Revenue Bonds, Series A, Vinson Hall LLC, Prerefunded, 5.00%, 12/01/23(a)	200,000	208,356
Fairfax County EDA Residential Care Facilities Revenue Refunding Bonds, Series A, Goodwin House, Inc., 5.00%, 10/01/36	150,000	158,057
Fairfax County EDA Revenue Refunding Bonds, Wiehle Avenue Metrorail Station, 5.00%, 8/01/33	1,000,000	1,152,092
Fairfax County IDA Health Care Revenue Bonds, Inova Health System, 4.00%, 5/15/42	250,000	250,234
Fairfax County IDA Health Care Revenue Refunding Bonds, Inova Health System, 5.00%, 5/15/23(b)(c)(d)	500,000	514,645

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Virginia (Continued)
Fairfax County Water Authority Revenue Refunding Bonds, 5.00%, 4/01/45	$ 500,000	$ 545,787
Hampton Roads Transportation Accountability Commission Senior Lien Revenue Bonds, Series A, Prerefunded, 5.50%, 1/01/28(a)	300,000	342,964
James City County EDA Residential Care Facilities Variable Revenue Bonds, United Methodist Home, Prerefunded, 6.00%, 6/01/23(a)	101,741	105,456
Louisa Industrial Development Authority Pollution Control Variable Revenue Bonds, Series 2008A, Virginia Electric, 1.90%, 6/01/23(b)(c)(d)	1,000,000	992,894
Newport News Economic Development Authority Residential Care Facilities Revenue Refunding Bonds, Lifespire of Virginia, 5.00%, 12/01/38	560,000	569,508
University of Virginia Revenue Refunding Bonds, Series A, 5.00%, 4/01/47	500,000	545,558
Virginia Small Business Financing Authority Private Activity Revenue Bonds (AMT), Transform 66 P3 Project, 5.00%, 12/31/56	165,000	169,262
Virginia State Small Business Financing Authority Senior Lien Revenue Bonds (AMT), Elizabeth River Crossings OpCo, LLC Project,
5.00%, 1/01/27	250,000	251,346
1/01/37 (g)	660,000	649,237
5.50%, 1/01/42	1,500,000	1,509,277
Virginia State Small Business Financing Authority Senior Lien Revenue Refunding Bonds (AMT), 95 Express Lanes,
5.00%, 7/01/38	645,000	691,124
4.00%, 1/01/40	280,000	268,556
4.00%, 1/01/48	225,000	209,664
	Par	Value
Virginia (Continued)

Virginia State Small Business Financing Authority Senior Lien Revenue Refunding Bonds (AMT), I-495 Hot Lanes, 5.00%, 12/31/47	$ 350,000	$ 373,203
York County EDA PCR Bonds, Series A, Electric & Power, 1.90%, 6/01/23(b)(c)(d)	1,000,000	992,894
		14,547,631
Washington – 2.9%
Central Puget Sound Regional Transit Authority Sales & Use Tax Improvement Revenue Refunding Bonds, Series S-1, Green Bond, Prerefunded, 5.00%, 11/01/25(a)	1,000,000	1,084,206
Energy Electric Revenue Refunding Bonds, Columbia Generating Station, 5.00%, 7/01/36	1,200,000	1,353,527
King County Public Hospital District No. 1 GO Limited Tax Refunding Bonds, Valley Medical Center, 5.00%, 12/01/26	550,000	604,793
King County School District No. 210 Federal Way GO Unlimited Bonds (School Board Guaranty Program), 4.00%, 12/01/33	500,000	529,363
King County Sewer Revenue Refunding Bonds, 5.00%, 7/01/42	250,000	272,741
Port of Seattle Airport Intermediate Lien Revenue Bonds (AMT),
5.00%, 4/01/32	490,000	535,960
5.00%, 4/01/44	500,000	537,631

Port of Seattle Airport Intermediate Lien Subordinate Revenue Refunding Bonds, Series B (AMT), 5.00%, 8/01/23	600,000	604,053
Seattle Housing Authority Revenue Refunding Bonds, Northgate Plaza Project, 1.00%, 6/01/26	500,000	465,992
Seattle Municipal Light & Power Revenue Refunding Bonds, 4.00%, 9/01/40	500,000	510,349

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Washington (Continued)

Seattle Municipal Light & Power Variable Revenue Refunding Bonds, Series B, (SIFMA Municipal Swap Index Yield + 0.25%), 0.69%, 11/01/26(b)(d)	$ 750,000	$ 742,854
Washington State GO Unlimited Bonds, Series C,
5.00%, 2/01/26	350,000	380,681
5.00%, 2/01/40	2,000,000	2,246,114

Washington State Health Care Facilities Authority Revenue Bonds, Series A, Providence Health & Services, 4.00%, 10/01/34	500,000	500,966
Washington State Health Care Facilities Authority Revenue Refunding Bonds, Series B, Commonspirit Health, 5.00%, 8/01/26(b)(c)(d)	615,000	658,446
Washington State Higher Educational Facilities Authority Revenue Bonds, Seattle University Project, 4.00%, 5/01/50	250,000	243,592
		11,271,268
Wisconsin – 1.8%
Clayton Town NANS, Series B,
2.00%, 6/01/24	100,000	96,880
2.00%, 6/01/25	225,000	213,879

Milwaukee Corp., Purpose GO Unlimited Bonds, Series B3, 4.00%, 4/01/26	1,000,000	1,028,345
Park Falls NANS, Series B, 3.00%, 3/01/25	975,000	977,779
PFA Education Revenue Bonds, North Carolina Leadership Academy, 5.00%, 6/15/49(e)	100,000	101,630
PFA Educational Revenue Bonds, Piedmont Community Charter School,
5.00%, 6/15/39	490,000	505,353
5.00%, 6/15/49	150,000	152,712

PFA Exempt Facilities Revenue Refunding Bonds (AMT), National Gypsum Co., 4.00%, 8/01/35	370,000	335,455
	Par	Value
Wisconsin (Continued)

PFA Hospital Revenue Refunding Bonds, Series A, WakeMed Hospital, 4.00%, 10/01/49	$ 500,000	$ 486,389
PFA Revenue Bonds, Roseman University of Health System, 5.00%, 4/01/50(e)	250,000	255,394
Wisconsin Center District Appropriation Revenue Bonds, Milwaukee Arena Project, 5.00%, 12/15/27	200,000	219,046
Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Beloit Health System, Inc., 5.00%, 7/01/23	645,000	665,740
Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Benevolent Corp., Cedar Community, 5.00%, 6/01/41	250,000	251,030
Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Series B1, Ascension Health Credit Group, 5.00%, 11/15/39	350,000	374,571
Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Series B5, 5.00%, 12/03/24(b)(c)(d)	1,000,000	1,059,588
		6,723,791
Total Municipal Bonds (Cost $348,095,486)		329,027,350

	Number of Shares
Investment Companies – 0.1%
iShares National Muni Bond ETF	4,205	448,757
Total Investment Companies (Cost $477,537)		448,757

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par/Number of Shares	Value
Short-Term Investments – 13.7%
Money Market Fund – 3.4%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.18%(i)	13,049,716	$13,049,716
Municipal Bonds – 10.3%
Arizona Board of Regents Refunding COPS, Series C, University of Arizona, Prerefunded, 5.00%, 6/01/22(a)	400,000	401,196
Atlantic City Board Of Education GO Unlimited Refunding Bonds (AGM School Board Resource Fund Insured), 4.00%, 4/01/23	300,000	305,281
Bartow County Development Authority Revenue Bonds, Georgia Power Company Plant Bowen Project, 1.55%, 8/19/22(b)(c)(d)	500,000	498,844
Bartow County Development Authority Variable Revenue Refunding Bonds, Georgia Power Company Plant Bowen Project, 2.75%, 3/15/23(b)(c)(d)	500,000	499,971
Burke County Development Authority PCR Refunding Bonds, Georgia Power Company Plant Vogtle Project, 1.55%, 8/19/22(b)(c)(d)	100,000	99,769
California State Statewide Communities Development Authority MFH Variable Revenue Bonds, Series W-1 (AMT), Irvine Apartment Communities Project (Wells Fargo Bank LOC), 0.28%, 5/02/22(b)(d)(j)	4,000,000	4,000,000
Central Plains Energy Gas Project Revenue Bonds, Project No. 3, 5.00%, 9/01/22	500,000	505,161
Central Regional Mobility Authority Senior Lien Revenue Refunding Bonds, Series A, Prerefunded, 5.00%, 1/01/23(a)	635,000	648,454
Chicago GO Unlimited Refunding Bonds, Series A, 5.00%, 1/01/23	400,000	406,185
	Par/Number of Shares	Value
Municipal Bonds (Continued)
Davie Educational Facilities Revenue Bonds, Series B, Nova Southeastern University Project , Prerefunded, 5.00%, 4/01/23(a)	250,000	$ 256,668
Detroit Downtown Development Authority Tax Allocation Increment Revenue Refunding Bonds, Series A, Catalyst Development Project (AGM Insured), 5.00%, 7/01/22	500,000	502,939
Director of the State of Nevada Department of Business & Industry Variable Revenue Bonds (AMT), Brightline Passenger, 0.85%, 1/26/23(b)(c)(d)(e)	2,500,000	2,477,399
East Vincent GO Unlimited Refunding Bonds, 2.00%, 12/01/22	200,000	200,331
Energy Northwest Electric Revenue Refunding Bonds, Columbia Generating Station, 5.00%, 7/01/22	250,000	251,511
Hampton Roads Transportation Accountability Commission Revenue BANS, Series A, 5.00%, 7/01/22	750,000	754,397
Harris County Cultural Education Facilities Finance Corp., Variable Revenue Bonds, Memorial Hermann Health System, 5.00%, 12/01/22(b)(c)(d)	100,000	102,005
Harris County HFDC Variable Revenue Refunding Bonds, Methodist Hospital System A-2, 0.30%, 5/02/22(b)(d)(j)	545,000	545,000
Houston Airport System Revenue Refunding Bonds, Subseries D, 5.00%, 7/01/22	405,000	407,308
Houston Hotel Occupancy Tax & Special Revenue Refunding Bonds, Convention & Entertainment, 4.00%, 9/01/22	180,000	181,458

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par/Number of Shares	Value
Municipal Bonds (Continued)
Illinois State Finance Authority Revenue Refunding Bonds, Series C, Presence Health Network, 5.00%, 2/15/23	500,000	$511,052
Illinois State Finance Authority Revenue Refunding Bonds, Smith Crossing, 4.00%, 10/15/22	165,000	165,677
Indiana State Finance Authority Revenue Refunding Bonds, Valparaiso University Project, 5.00%, 10/01/22	265,000	268,099
Indianola GO Unlimited Capital Loan Notes, 3.00%, 6/01/22	180,000	180,250
Kentucky State Economic Development Finance Authority Health System Revenue Refunding Bonds, Norton Healthcare, Inc., Series B (NATL Insured), 0.00%, 10/01/22(f)	500,000	495,557
Kentucky State Housing Corp., Revenue Bonds, City View Park Project, 1.16%, 8/01/22(b)(c)(d)	1,000,000	996,822
Lehigh County IDA Revenue Refunding Bonds, PPL Electric Utilities Corp., Project, 1.80%, 8/15/22(b)(c)(d)	330,000	329,451
Libertyville GO Unlimited Refunding Bonds, Series A, 3.00%, 12/15/22	235,000	236,715
Louisiana State Offshore Terminal Authority Deepwater Port Variable Revenue Bonds, Loop LLC Project, 2.00%, 10/01/22(b)(c)(d)	515,000	514,612
Louisiana State Public Facilities Authority Revenue Refunding CABS, Loyola University Project, 0.00%, 10/01/22(f)	300,000	296,080
Maryland State Economic Development Corp., PCR Refunding Bonds, Potomac Electric Power Company, 1.70%, 9/01/22	500,000	499,769
	Par/Number of Shares	Value
Municipal Bonds (Continued)
Massachusetts State Department of Transportation Metropolitan Highway System Variable Revenue Refunding Bonds, Series A, 5.00%, 1/01/23(b)(c)(d)	1,600,000	$1,626,555
Massachusetts State Development Finance Agency Variable Revenue Refunding Bonds, Partners Healthcare, (SIFMA Municipal Swap Index Yield + 0.00%), 0.94%, 1/26/23(b)(d)	500,000	499,485
Memphis-Shelby County Airport Authority Revenue Refunding Bonds, Series B (AMT), 5.00%, 7/01/22	400,000	402,049
Metropolitan Transportation Authority Revenue BANS, Series A-1, 5.00%, 2/01/23	750,000	763,262
Metropolitan Transportation Authority Revenue BANS, Series D1, 5.00%, 9/01/22	965,000	974,927
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds, Series B, Green Bonds, Climate, 4.00%, 11/15/22	730,000	737,504
Michigan State Finance Authority Revenue Refunding Bonds, Trinity Health Corp., Prerefunded, 5.00%, 6/01/22(a)	215,000	215,643
Michigan State Finance Authority Variable Revenue Bonds, Bronson Healthcare Group, 3.50%, 11/15/22(b)(c)(d)	250,000	252,257
Mission Economic Development Corp. Solid Waste Disposal Variable Refunding Revenue (AMT), Waste Management, Inc. Project, 1.00%, 6/01/22(b)(c)(d)	600,000	599,616

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par/Number of Shares	Value
Municipal Bonds (Continued)
Mississipi Hospital Equipment & Facilities Authority Adjustable Revenue Refunding Bonds, Baptist Memorial Health Care, 0.20%, 9/01/22(b)(c)(d)	1,000,000	$ 994,374
Missouri State Health & Educational Facilities Authority Educational Facilities Revenue Refunding Bonds, A.T. Still University Health Science, 5.00%, 10/01/22	725,000	734,682
New Jersey State Economic Development Authority Private Activity Revenue Bonds (AMT), 5.00%, 7/01/22	1,050,000	1,053,880
New Jersey State Transportation Trust Fund Authority Transportation System Revenue Bonds, Series A, 5.25%, 12/15/22	1,000,000	1,021,212
New Jersey State Turnpike Authority Revenue Bonds, Series B, Prerefunded, 5.00%, 1/01/23(a)	135,000	137,905
New York City Housing Development Corp., MFH Revenue Bonds, Series C-2-A, 2.35%, 7/01/22	380,000	380,166
New York State Mortgage Agency Homeowner Mortgage Revenue Refunding Bonds, Series 214 (AMT), 2.90%, 10/01/22	140,000	140,528
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue Refunding Bonds, High Point University, 3.00%, 5/01/22	270,000	270,000
Oil City GO Unlimited Bonds, Series A (AGM Insured), 3.00%, 12/01/22	100,000	100,715
Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Revenue Bonds (AMT), Republic Services, Inc. Project, 2.00%, 7/15/22(b)(d)	2,700,000	2,700,424
	Par/Number of Shares	Value
Municipal Bonds (Continued)
Pennsylvania State Housing Finance Agency Special Limited Obligation MFH Revenue Bonds, Norris Homes Phase V, 1.40%, 1/01/23(b)(c)(d)	1,000,000	$ 993,998
Pequea Valley School District GO Limited Bonds (State Aid Withholding), 1.00%, 5/15/22	225,000	224,978
Plainfield GO Unlimited BANS, 1.00%, 8/16/22	1,000,000	998,447
Princeton Hospital Revenue Refunding Bonds, Princeton Community Hospital Project, 5.00%, 5/01/22	500,000	500,000
Saint John The Baptist Parish Revenue Refunding Bonds, Marathon Oil Corp., Project, 2.00%, 4/01/23(b)(d)	600,000	592,942
Sand Creek Metropolitan District GO Limited Refunding Bonds, Series A (AGM Insured), 4.00%, 12/01/22	125,000	126,645
Seattle Municipal Light & Power Variable Revenue Refunding Bonds, (SIFMA Municipal Swap Index Yield + 0.35%), 0.79%, 11/01/22(d)	900,000	900,143
Spotsylvania County EDA Housing Revenue Bonds, Palmers Creek Apartments Project (FHA 221(D4) GNMA Insured), 0.65%, 8/01/22(c)(d)	2,000,000	1,991,423
Troy GO Limited BANS, 1.50%, 7/29/22	1,000,000	1,000,143
Virginia State Small Business Financing Authority Senior Lien Revenue Bonds (AMT), Elizabeth River Crossings OpCo, LLC Project, 4.50%, 1/01/23	135,000	135,619
Washington State Higher Educational Facilities Authority Revenue Bonds, Seattle University Project, 5.00%, 5/01/22	215,000	215,000

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par/Number of Shares	Value
Municipal Bonds (Continued)
Wilkes-Barre Area School District GO Limited Bonds (BAM State Aid Withholding), 5.00%, 4/15/23	200,000	$ 205,182
Wisconsin State Transportation Revenue Refunding Bonds, Series 1, Prerefunded, 4.50%, 7/01/22(a)	400,000	402,097
		39,429,762
Total Short-Term Investments (Cost $52,552,854)		52,479,478
Total Investments – 100.0% (Cost $401,125,877)		381,955,585
Other Assets less Liabilities – 0.0%		14,237
NET ASSETS – 100.0%		$381,969,822
Percentages shown are based on Net Assets.

(a)	Maturity date represents the prerefunded date.
(b)	Maturity date represents the puttable date.
(c)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(d)	Variable rate security. Rate as of April 30, 2022 is disclosed.
(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds Trust.
(f)	Zero coupon bond.
(g)	When-Issued Security. Coupon rate was not yet in effect at April 30, 2022.
(h)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(i)	7-day current yield as of April 30, 2022 is disclosed.
(j)	Rate is determined by a Remarketing Agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

Abbreviations:
AGM	Assured Guarantee Municipal Corporation
AMBAC	American Municipal Bond Assurance Corporation
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BANS	Bond Anticipation Notes
CABS	Capital Appreciation Bonds
COPS	Certificates of Participation
EDA	Economic Development Authority
ETF	Exchange-Traded Fund
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GARVEE	Grant Anticipation Revenue Vehicle
GNMA	Government National Mortgage Association
GO	Government Obligation
Gtd	Guaranteed
HFA	Housing Finance Authority
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
HFDC	Health Facility Development Corporation
IBC	Insured Bond Certificates
IDA	Industrial Development Authority
LLC	Limited Liability Company
LOC	Letter of Credit
MFH	Multifamily Housing
NATL	National Public Finance Guarantee Corporation
PCR	Pollution Control Revenue
PFA	Public Finance Authority
PSF	Permanent School Fund
SFM	Single Family Mortgage
SIFMA	Securities Industry and Financial Markets Association
SOFR	United States Secured Overnight Financing Rate
SonyMA	State of New York Mortgage Agency
TCRS	Transferable Custodial Receipts
TRB	Tax Revenue Bonds
Municipal Issue Type (%)(a),(b)
Revenue Bonds	81.0
General Obligation Unlimited Bonds	9.3
General Obligation Limited Bonds	2.8
Certificates of Participation	1.3
Revenue Notes	0.9
Tax Allocation Bonds	0.3
General Obligation Limited Notes	0.3
General Obligation Unlimited Notes	0.3
Special Assessment Bonds	0.2
Special Tax Bonds	0.1
Total	96.5

(a)Percentages shown are based on Net Assets.
(b)Excludes Investment Companies, Short-Term Money Market Fund Investments and Other.

Sector Diversification (%)(a)
General	15.7
Medical	14.1
Transportation	11.3
General Obligation	9.4
Airport	7.4
Higher Education	6.4
Development	5.7
All other sectors less than 5%	30.0
Total	100.0

(a)Percentages shown are based on Net Assets.

Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2022, in valuing the Fund's investments carried at fair value:
Morningstar Municipal Bond Fund	Level 1	Level 2	Level 3	Totals
Investments
Municipal Bonds	$ —	$329,027,350	$—	$329,027,350
Investment Companies	448,757	—	—	448,757
Short-Term Investments	13,049,716	39,429,762	—	52,479,478
Total Investments	$13,498,473	$368,457,112	$—	$381,955,585
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments
Morningstar Defensive Bond Fund
	Par	Value
Asset-Backed Securities – 35.9%
Automobile – 8.4%
American Credit Acceptance Receivables Trust,
Series 2021-4, Class B, 0.86%, 2/13/26(a)	$ 81,000	$ 78,465
Series 2022-1, Class B, 1.68%, 9/14/26(a)	189,000	182,040
Series 2021-4, Class C, 1.32%, 2/14/28(a)	296,000	281,716
Series 2022-1, Class C, 2.12%, 3/13/28(a)	389,000	370,510

AmeriCredit Automobile Receivables Trust, Series 2021-3, Class A3, 0.76%, 8/18/26	189,000	183,576
BMW Vehicle Lease Trust, Series 2022-1, Class A4, 1.23%, 5/27/25	255,000	243,967
CarMax Auto Owner Trust, Series 2022-1, Class A3, 1.47%, 12/15/26	519,000	497,995
Chesapeake Funding II LLC, Series 2020-1A, Class C, 2.14%, 8/15/32(a)	159,000	157,036
Drive Auto Receivables Trust,
Series 2021-3, Class B, 1.11%, 5/15/26	625,000	608,574
Series 2021-3, Class C, 1.47%, 1/15/27	625,000	594,335
Series 2021-2, Class C, 0.87%, 10/15/27	417,000	399,027
DT Auto Owner Trust,
Series 2021-3A, Class B, 0.58%, 11/17/25(a)	170,000	164,294
Series 2021-4A, Class B, 1.02%, 5/15/26(a)	116,000	110,522
Series 2021-3A, Class C, 0.87%, 5/17/27(a)	149,000	140,934
Series 2021-4A, Class C, 1.50%, 9/15/27(a)	116,000	109,585
Series 2022-1A, Class C, 2.96%, 11/15/27(a)	162,000	157,508

Enterprise Fleet Financing LLC, Series 2021-3, Class A2, 0.77%, 8/20/27(a)	488,000	471,389
Exeter Automobile Receivables Trust,
Series 2021-4A, Class B, 1.05%, 5/15/26	367,000	357,588
Series 2021-4A, Class C, 1.46%, 10/15/27	356,000	337,260
	Par	Value
Automobile (Continued)
Flagship Credit Auto Trust,
Series 2021-4, Class B, 1.49%, 2/15/27(a)	$ 73,000	$ 69,105
Series 2021-2, Class C, 1.27%, 6/15/27(a)	150,000	140,186
Ford Credit Auto Lease Trust,
Series 2021-B, Class B, 0.66%, 1/15/25	178,000	170,096
Series 2021-B, Class C, 0.90%, 5/15/26	176,000	167,193

Ford Credit Auto Owner Trust, Series 2022-A, Class A3, 1.29%, 6/15/26	279,000	269,529
GM Financial Consumer Automobile Receivables Trust,
Series 2020-3, Class C, 1.37%, 1/16/26	50,000	48,341
Series 2022-1, Class A3, 1.26%, 11/16/26	244,000	234,328

Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.21%, 12/26/25(a)	626,000	588,038
Honda Auto Receivables Owner Trust, Series 2021-4, Class A3, 0.88%, 1/21/26	379,000	365,796
Hyundai Auto Lease Securitization Trust, Series 2022-A, Class A4, 1.32%, 12/15/25(a)	300,000	287,969
Hyundai Auto Receivables Trust, Series 2021-C, Class A3, 0.74%, 5/15/26	250,000	239,115
Prestige Auto Receivables Trust,
Series 2021-1A, Class B, 1.19%, 4/15/26(a)	323,000	307,612
Series 2021-1A, Class C, 1.53%, 2/15/28(a)	116,000	107,812

Santander Drive Auto Receivables Trust, Series 2021-4, Class C, 1.26%, 2/16/27	518,000	493,755
Santander Retail Auto Lease Trust,
Series 2022-A, Class A3, 1.34%, 7/21/25(a)	262,000	252,161
Series 2022-A, Class A4, 1.42%, 1/20/26(a)	157,000	149,643
Series 2022-A, Class B, 1.61%, 1/20/26(a)	86,000	81,901

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
	Par	Value
Automobile (Continued)

Volkswagen Auto Loan Enhanced Trust, Series 2021-1, Class A3, 1.02%, 6/22/26	$449,000	$ 432,891
Westlake Automobile Receivables Trust,
Series 2021-1A, Class C, 0.95%, 3/16/26(a)	272,000	263,603
Series 2021-2A, Class C, 0.89%, 7/15/26(a)	406,000	386,942
Series 2021-3A, Class B, 1.29%, 1/15/27(a)	599,000	577,839
Series 2021-3A, Class C, 1.58%, 1/15/27(a)	598,000	575,329
Series 2022-1A, Class C, 3.11%, 3/15/27(a)	448,000	436,225

World Omni Auto Receivables Trust, Series 2020-C, Class C, 1.39%, 5/17/27	50,000	47,447
		12,139,177
Other – 27.5%
ABPCI Direct Lending Fund ABS I Ltd., Series 2020-1A, Class B, 4.94%, 12/20/30(a)(b)	891,000	887,675
ABPCI Direct Lending Fund ABS II LLC,
Series 2022-2A, Class A1, (3M CME Term SOFR + 2.10%, 2.10% Floor), 2.37%, 3/01/32(a)(b)(c)(d)	224,000	224,000
Series 2022-2A, Class C, 8.24%, 3/01/32(a)(b)(c)	935,000	925,650

ABPCI Direct Lending Fund CLO II LLC, Series 2017-1A, Class ER, (3M USD LIBOR + 7.60%, 7.60% Floor), 8.66%, 4/20/32(a)(d)	746,000	727,504
ABPCI Direct Lending Fund CLO X L.P., Series 2020-10A, Class A1A, (3M USD LIBOR + 1.95%, 1.95% Floor), 3.01%, 1/20/32(a)(d)	250,000	249,642
ABPCI Direct Lending Fund IX LLC, Series 2020-9A, Class A1R, (3M USD LIBOR + 1.40%, 1.40% Floor), 2.63%, 11/18/31(a)(d)	378,000	373,616
	Par	Value
Other (Continued)

Blackrock DLF VIII-L CLO Trust, Series 2021-1A, Class A, (3M USD LIBOR + 1.35%, 1.35% Floor), 2.39%, 4/17/32(a)(d)	$ 79,926	$ 79,907
Blackrock Mount Adams CLO IX L.P., Series 2021-9A, Class A1, (3M USD LIBOR + 1.37%, 1.37% Floor), 2.30%, 9/22/31(a)(d)	259,000	251,286
CARS-DB4 L.P., Series 2020-1A, Class A1, 2.69%, 2/15/50(a)	145,202	140,618
Cerberus Loan Funding XXIX L.P., Series 2020-2A, Class A, (3M USD LIBOR + 1.90%, 1.90% Floor), 2.94%, 10/15/32(a)(d)	939,000	947,611
Cerberus Loan Funding XXV L.P., Series 2018-4RA, Class A1TR, (3M USD LIBOR + 1.53%, 1.53% Floor), 2.57%, 10/15/30(a)(d)	797,000	793,005
Cerberus Loan Funding XXVI L.P., Series 2019-1A, Class AR, (3M USD LIBOR + 1.50%, 1.50% Floor), 2.54%, 4/15/31(a)(d)	250,000	248,371
Cerberus Loan Funding XXVIII L.P.,
Series 2020-1A, Class A, (3M USD LIBOR + 1.85%, 1.85% Floor), 2.89%, 10/15/31(a)(d)	825,000	829,182
Series 2020-1A, Class D, (3M USD LIBOR + 5.30%, 5.30% Floor), 6.35%, 10/15/31(a)(d)	764,000	766,180

Cerberus Loan Funding XXXI L.P., Series 2021-1A, Class A, (3M USD LIBOR + 1.50%, 1.50% Floor), 2.54%, 4/15/32(a)(d)	389,000	387,087
Cerberus Loan Funding XXXIV L.P., Series 2021-4A, Class A, (3M USD LIBOR + 1.50%, 1.50% Floor), 2.54%, 8/13/33(a)(d)	165,342	165,355
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.22%, 4/25/47(a)	881,600	876,419
Cologix Data Centers U.S. Issuer LLC, Series 2021-1A, Class A2, 3.30%, 12/26/51(a)	412,000	389,296

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
	Par	Value
Other (Continued)
Conn's Receivables Funding LLC,
Series 2020-A, Class B, 4.27%, 6/16/25(a)	$ 30,556	$ 30,539
Series 2021-A, Class B, 2.87%, 5/15/26(a)	381,000	370,244
Dell Equipment Finance Trust,
Series 2020-2, Class D, 1.92%, 3/23/26(a)	255,000	251,761
Series 2021-2, Class C, 0.94%, 12/22/26(a)	104,000	99,430

Diamond Infrastructure Funding LLC, Series 2021-1A, Class C, 3.48%, 4/15/49(a)	104,000	96,421
Diamond Issuer, Series 2021-1A, Class C, 3.79%, 11/20/51(a)	282,000	259,861
Ellington CLO IV Ltd., Series 2019-4A, Class AR, (3M USD LIBOR + 1.58%, 1.58% Floor), 2.62%, 4/15/29(a)(d)	186,942	187,221
Elm Trust,
Series 2020-3A, Class A2, 2.95%, 8/20/29(a)	134,000	129,705
Series 2020-3A, Class B, 4.48%, 8/20/29(a)	332,000	318,940
Series 2020-4A, Class A2, 2.29%, 10/20/29(a)	113,000	107,279
Series 2020-4A, Class B, 3.87%, 10/20/29(a)	338,000	320,489

FCI Funding, Series 2021-1A, Class A, 1.13%, 4/15/33(a)	106,602	105,542
Finance of America HECM Buyout, Series 2020-HB2, Class A, 1.71%, 7/25/30(a)	437,653	432,021
Fortress Credit Opportunities IX CLO Ltd., Series 2017-9A, Class A1TR, (3M USD LIBOR + 1.55%, 1.55% Floor), 2.59%, 10/15/33(a)(d)	954,000	955,402
Fortress Credit Opportunities XI CLO Ltd., Series 2018-11A, Class A1T, (3M USD LIBOR + 1.30%), 2.34%, 4/15/31(a)(d)	373,000	369,084
	Par	Value
Other (Continued)

Fortress Credit Opportunities XVII CLO Ltd., Series 2022-17A, Class A, (3M CME Term SOFR + 1.37%, 1.37% Floor), 1.59%, 1/15/30(a)(d)	$527,000	$523,112
Golub Capital Partners ABS Funding Ltd.,
Series 2020-1A, Class A2, 3.21%, 1/22/29(a)	769,000	732,364
Series 2020-1A, Class B, 4.50%, 1/22/29(a)	476,000	455,934
Series 2021-1A, Class A2, 2.77%, 4/20/29(a)	161,000	152,161
Series 2021-1A, Class B, 3.82%, 4/20/29(a)	382,000	355,868
Series 2021-2A, Class A, 2.94%, 10/19/29(a)	796,000	745,732
Series 2021-2A, Class B, 3.99%, 10/19/29(a)	926,000	853,983

Golub Capital Partners CLO 36m Ltd., Series 2018-36A, Class A, (3M USD LIBOR + 1.30%), 1.62%, 2/05/31(a)(d)	562,000	555,850
Golub Capital Partners CLO Ltd.,
Series 2018-38A, Class C, (3M USD LIBOR + 2.80%, 2.80% Floor), 3.86%, 7/20/30(a)(d)	507,000	506,996
Series 2019-42A, Class A2, (3M USD LIBOR + 2.00%, 2.00% Floor), 3.06%, 4/20/31(a)(d)	472,000	470,902

Gracie Point International Funding, Series 2021-1A, Class A, (1M USD LIBOR + 0.75%), 1.55%, 11/01/23(a)(d)	402,936	401,933
HPEFS Equipment Trust,
Series 2022-1A, Class A3, 1.38%, 5/21/29(a)	551,000	532,807
Series 2022-1A, Class B, 1.79%, 5/21/29(a)	226,000	216,465
Series 2022-1A, Class C, 1.96%, 5/21/29(a)	150,000	143,155

Ivy Hill Middle Market Credit Fund XVIII Ltd., Series 18A, Class E, (3M USD LIBOR + 7.75%, 7.75% Floor), 8.89%, 4/22/33(a)(d)	970,000	932,974

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
	Par	Value
Other (Continued)
Lake Shore MM CLO III LLC,
Series 2019-2A, Class A1R, (3M USD LIBOR + 1.48%, 1.48% Floor), 2.52%, 10/17/31(a)(d)	$202,000	$200,117
Series 2019-2A, Class A2R, 2.53%, 10/17/31(a)	100,000	99,826

Lake Shore MM CLO IV Ltd., Series 2021-1A, Class X, (3M USD LIBOR + 1.18%, 1.18% Floor), 1.31%, 10/15/33(a)(d)	135,333	135,211
Legal Fee Funding LLC, Series 2006-1A, Class A, 8.00%, 7/20/36(a)	49,743	48,244
MCF CLO IX Ltd., Series 2019-1A, Class A1R, (3M CME Term SOFR + 1.50%, 1.50% Floor), 2.35%, 7/17/31(a)(d)	971,000	970,845
Monroe Capital ABS Funding Ltd.,
Series 2021-1A, Class A2, 2.82%, 4/22/31(a)(b)	403,000	376,508
Series 2021-1A, Class B, 3.91%, 4/22/31(a)(b)	221,000	206,523

NRZ Advance Receivables Trust, Series 2020-T2, Class AT2, 1.48%, 9/15/53(a)	930,000	900,538
Oasis Securitization Funding LLC, Series 2021-1A, Class A, 2.58%, 2/15/33(a)	98,452	97,987
Oportun Funding XIV LLC, Series 2021-A, Class A, 1.21%, 3/08/28(a)	143,000	138,730
Oportun Issuance Trust,
Series 2021-B, Class A, 1.47%, 5/08/31(a)	230,000	215,649
Series 2021-C, Class A, 2.18%, 10/08/31(a)	803,000	726,864

Owl Rock CLO III Ltd., Series 2020-3A, Class A1L, (3M USD LIBOR + 1.80%), 2.86%, 4/20/32(a)(d)	400,000	403,397
Owl Rock CLO VI Ltd., Series 2021-6A, Class A, (3M USD LIBOR + 1.45%, 1.45% Floor), 2.38%, 6/21/32(a)(d)	915,000	913,254
	Par	Value
Other (Continued)

Owl Rock Technology Financing LLC, Series 2020-1A, Class A, (3M USD LIBOR + 2.95%, 2.95% Floor), 3.08%, 1/15/31(a)(d)	$788,000	$788,660
Parliament CLO II Ltd., Series 2021-2A, Class A, (3M USD LIBOR + 1.35%, 1.35% Floor), 1.83%, 8/20/32(a)(d)	334,000	332,188
Parliament Funding II Ltd., Series 2020-1A, Class AR, (3M USD LIBOR + 1.25%, 1.25% Floor), 2.31%, 10/20/31(a)(d)	349,000	347,318
Pawneee Equipment Receivables LLC, Series 2021-1, Class A2, 1.10%, 7/15/27(a)	177,000	170,610
PFS Financing Corp.,
Series 2020-E, Class B, 1.57%, 10/15/25(a)	747,000	725,298
Series 2020-E, Class A, 1.00%, 10/15/25(a)	134,000	129,358
Series 2020-G, Class A, 0.97%, 2/15/26(a)	531,000	505,937
Series 2020-G, Class B, 1.57%, 2/15/26(a)	100,000	95,873
Series 2021-A, Class A, 0.71%, 4/15/26(a)	367,000	346,112
Series 2021-A, Class B, 0.96%, 4/15/26(a)	100,000	94,275
Series 2021-B, Class A, 0.77%, 8/15/26(a)	317,000	295,901
Series 2021-B, Class B, 1.09%, 8/15/26(a)	101,000	94,499
Series 2022-A, Class A, 2.47%, 2/15/27(a)	899,000	861,527
PRET LLC,
Series 2021-NPL6, Class A1, (Step to 5.49% on 12/25/24), 2.49%, 7/25/51(a)(e)	312,347	299,123
Series 2021-NPL5, Class A1, (Step to 5.49% on 11/25/24), 2.49%, 10/25/51(a)(e)	906,601	873,300
Pretium Mortgage Credit Partners I LLC,
Series 2021-NPL2, Class A1, (Step to 3.28% on 7/27/24), 1.99%, 6/27/60(a)(e)	404,280	384,328
Series 2021-NPL4, Class A1, (Step to 2.83% on 11/27/24), 2.36%, 10/27/60(a)(e)	832,140	792,677

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
	Par	Value
Other (Continued)

SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(a)	$ 397,686	$ 379,144
Telos CLO Ltd., Series 2014-5A, Class A1R, (3M USD LIBOR + 0.95%, 0.95% Floor), 1.99%, 4/17/28(a)(d)	7,047	7,040
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25%, 3/25/58(a)	289,287	287,497
TVEST LLC, Series 2020-A, Class A, 4.50%, 7/15/32(a)	100,636	100,430
Vantage Data Centers Issuer LLC, Series 2020-1A, Class A2, 1.65%, 9/15/45(a)	140,000	128,242
VCAT LLC,
Series 2021-NPL1, Class A1, (Step to 5.29% on 1/25/24), 2.29%, 12/26/50(a)(e)	78,186	75,764
Series 2021-NPL2, Class A1, (Step to 5.12% on 3/26/24), 2.12%, 3/27/51(a)(e)	287,338	276,775
VCP CLO II Ltd.,
Series 2021-2A, Class E, (3M USD LIBOR + 8.41%), 9.46%, 4/15/31(a)(b)(d)	1,119,000	1,110,330
Series 2021-2A, Class A1, (3M USD LIBOR + 1.67%), 2.71%, 4/15/31(a)(b)(d)	817,000	816,424
VCP RRL ABS I Ltd.,
Series 2021-1A, Class A, 2.15%, 10/20/31(a)(b)	376,712	357,440
Series 2021-1A, Class B, 2.85%, 10/20/31(a)(b)	336,784	314,416

VOLT C LLC, Series 2021-NPL9, Class A1, (Step to 4.99% on 5/25/24), 1.99%, 5/25/51(a)(e)	276,570	263,873
VOLT XCIV LLC, Series 2021-NPL3, Class A1, (Step to 5.24% on 2/25/24), 2.24%, 2/27/51(a)(e)	344,688	329,248
VOLT XCV LLC, Series 2021-NPL4, Class A1, (Step to 5.24% on 3/25/24), 2.24%, 3/27/51(a)(e)	363,945	349,148
	Par	Value
Other (Continued)

Wellfleet CLO Ltd., Series 2016-1A, Class AR, (3M USD LIBOR + 0.91%), 1.97%, 4/20/28(a)(d)	$157,744	$ 157,272
Woodmont Trust,
Series 2019-6A, Class A1R, (3M USD LIBOR + 1.48%, 1.48% Floor), 1.60%, 7/15/31(a)(d)	526,000	525,695
Series 2019-6A, Class A1R2, (3M USD LIBOR + 1.48%, 1.48% Floor), 1.60%, 7/15/31(a)(d)	250,000	249,855

Zais CLO 7 Ltd., Series 2017-2A, Class A, (3M USD LIBOR + 1.29%), 2.33%, 4/15/30(a)(d)	311,757	310,972
		39,486,821
Student Loan – 0.0%(f)
SMB Private Education Loan Trust 2021-A, Series 2021-A, Class A1, (1M USD LIBOR + 0.50%), 1.05%, 1/15/53(a)(d)	11,274	11,272
Total Asset-Backed Securities (Cost $53,018,744)		51,637,270

	Number of Shares
Common Stocks – 0.9%
Real Estate – 0.3%
Copper Property CTL Pass Through Trust(c)*	25,536	402,192
Retail – 0.0%(f)
J.C. Penney Earnout(c)	3,405	40,009
Telecommunications – 0.1%
Windstream Corp.(c)	3,347	49,368
Transportation – 0.5%
PHI Group, Inc.	44,387	710,192
Total Common Stocks (Cost $894,480)		1,201,761

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
	Par	Value
Corporate Bonds – 2.4%
Coal – 0.3%
Natural Resource Partners L.P./NRP Finance Corp., 9.12%, 6/30/25(a)	$391,000	$ 397,843
Diversified Financial Services – 0.9%
Midcap Financial Issuer Trust, 6.50%, 5/01/28(a)	761,000	656,362
OWL Rock Core Income Corp., 4.70%, 2/08/27(a)	660,000	622,460
		1,278,822
Food Service – 0.1%
Aramark Services, Inc., 6.38%, 5/01/25(a)	159,000	161,921
Housewares – 0.2%
CD&R Smokey Buyer, Inc., 6.75%, 7/15/25(a)	315,000	320,591
Investment Management Companies – 0.3%
Golub Capital BDC, Inc., 3.38%, 4/15/24	513,000	503,377
Leisure Time – 0.1%
Royal Caribbean Cruises Ltd., 11.50%, 6/01/25(a)	164,000	178,301
Telecommunications – 0.5%
Consolidated Communications, Inc., 6.50%, 10/01/28(a)	381,000	331,982
Frontier Communications Holdings LLC,
5.88%, 10/15/27(a)	137,000	131,177
6.00%, 1/15/30(a)(g)	214,000	186,199
		649,358
Total Corporate Bonds (Cost $3,668,066)		3,490,213

Foreign Issuer Bonds – 0.5%
Canada – 0.4%
Air Canada Pass Through Trust, Series 2020-1, Class C, 10.50%, 7/15/26(a)	470,000	528,781
Ireland – 0.1%
Cimpress PLC, 7.00%, 6/15/26(a)	175,000	163,187
Total Foreign Issuer Bonds (Cost $607,231)		691,968
	Par	Value

Mortgage-Backed Securities – 3.9%
Commercial Mortgage-Backed Securities – 1.3%
BX Commercial Mortgage Trust,
Series 2021-VOLT, Class E, (1M USD LIBOR + 2.00%, 2.00% Floor), 2.56%, 9/15/36(a)(d)	$242,000	$ 232,784
Series 2021-VOLT, Class F, (1M USD LIBOR + 2.40%, 2.40% Floor), 2.96%, 9/15/36(a)(d)	370,000	355,621

Hawaii Hotel Trust, Series 2019-MAUI, Class C, (1M USD LIBOR + 1.65%, 1.65% Floor), 2.20%, 5/15/38(a)(d)	$616,000	602,115
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class ASB, 3.56%, 7/15/48	344,031	343,883
LoanCore Issuer Ltd., Series 2021-CRE4, Class A, (30D Average SOFR + 0.91%, 0.80% Floor), 1.18%, 7/15/35(a)(d)	157,490	155,786
VCC Trust, Series 2020-MC1, Class A, 4.50%, 6/25/45(a)	17,668	17,668
VMC Finance LLC, Series 2021-HT1, Class A, (1M USD LIBOR + 1.65%, 1.65% Floor), 2.20%, 1/18/37(a)(d)	227,131	225,764
		1,933,621
Federal Home Loan Mortgage Corporation – 0.1%
Real Estate Mortgage Investment Conduits, Series 4162, Class P, 3.00%, 2/15/33	210,613	209,553
Federal National Mortgage Association – 0.2%
Interest Strip, Series 284, Class 1, 0.00%, 7/25/27(h)	83,813	77,727
Real Estate Mortgage Investment Conduits,
Series 2014-3, Class AM, 2.50%, 1/25/32	73,674	73,704
Series 2012-144, Class PD, 3.50%, 4/25/42	119,924	118,716
		270,147

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
	Par	Value
Government National Mortgage Association – 0.4%
Series 2012-150, Class IO, 0.54%, 11/16/52(i)	$1,438,187	$ 21,926
Series 2015-108, Class IO, 0.35%, 10/16/56(i)	59,799	1,949
Series 2015-7, Class IO, 0.55%, 1/16/57(i)	1,959,940	52,798
Series 2020-42, Class IO, 0.93%, 3/16/62(i)	1,472,401	99,886
Series 2020-43, Class IO, 1.27%, 11/16/61(i)	988,089	76,345
Series 2020-71, Class IO, 1.10%, 1/16/62(i)	1,291,692	94,617
Series 2020-75, Class IO, 0.90%, 2/16/62(i)	2,361,892	154,609
		502,130
Whole Loan – 1.9%
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.90%, 6/25/36(a)	150,490	148,563
CFMT LLC,
Series 2021-HB5, Class A, 0.80%, 2/25/31(a)(i)	314,919	310,689
Series 2021-HB7, Class A, 1.15%, 10/27/31(a)	169,485	166,434
Series 2021-HB7, Class M1, 2.12%, 10/27/31(a)	192,000	183,141
PRPM LLC,
Series 2021-2, Class A1, 2.11%, 3/25/26(a)(i)	285,807	275,179
Series 2021-9, Class A1, (Step to 5.36% on 11/25/24), 2.36%, 10/25/26(a)(e)	415,478	400,348
Series 2021-10, Class A1, (Step to 5.49% on 11/25/24), 2.49%, 10/25/26(a)(e)	406,940	386,558
Series 2021-11, Class A1, (Step to 5.49% on 12/25/24), 2.49%, 11/25/26(a)(e)	498,972	480,554

RCO VII Mortgage LLC, Series 2021-2, Class A1, (Step to 5.12% on 10/25/24), 2.12%, 9/25/26(a)(e)	388,331	373,168
		2,724,634
Total Mortgage-Backed Securities (Cost $6,476,286)		5,640,085
	Par	Value

Term Loans – 4.2%
Advertising – 0.6%
ABG Intermediate Holdings 2 LLC, 2021 Refinancing Term Loan, (3M USD LIBOR + 3.25%, 0.75% Floor), 0.04%, 9/27/24	$484,143	$482,633
CB Poly Investments LLC, Closing Date Term Loan, (3M USD LIBOR + 4.50%, 1.00% Floor), 0.06%, 8/16/23	373,900	372,030
		854,663
Commercial Services – 0.6%
Cimpress PLC, Tranche B-1 Term Loan, (1M USD LIBOR + 3.50%, 0.50% Floor), 0.04%, 5/17/28	269,960	266,418
MediaCo Holding, Inc., Term Loan, (1M USD LIBOR + 7.50%, 1.00% Floor), 0.05%, 11/25/24(c)	691,513	643,108
		909,526
Environmental Control – 0.2%
Packers Holdings LLC, Initial Term Loan (2021), (3M USD LIBOR + 3.25%, 0.75% Floor), 0.04%, 3/09/28	330,740	324,373
Healthcare - Services – 0.7%
GHX Ultimate Parent Corp., Initial Term Loan, (3M USD LIBOR + 3.25%, 1.00% Floor), 0.04%, 6/28/24	493,467	487,298
Heartland Dental LLC, 2021 Incremental Term Loan, (1M USD LIBOR + 4.00%), 0.05%, 4/30/25	495,312	491,246
		978,544
Insurance – 0.4%
Asurion LLC, New B-7 Term Loan, (1M USD LIBOR + 3.00%), 0.04%, 11/03/24	646,603	639,561
Pharmaceuticals – 0.2%
PetVet Care Centers LLC, 2021 First Lien Replacement Term Loan,
(1M USD LIBOR + 3.50%, 0.75% Floor), 0.04%, 2/14/25	184,056	182,732
2/14/25 (j)	138,645	137,648
		320,380

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
	Par	Value
Retail – 0.0%(f)*
J.C. Penney Corp., Inc., Term Loan, (k)	$233,386	$ 23
Software – 0.7%
Applied Systems, Inc., Closing Date Term Loan, (3M USD LIBOR + 3.00%, 0.50% Floor), 0.05%, 9/19/24	315,659	314,516
Azalea Topco, Inc., Initial Term Loan, (1M USD LIBOR + 3.50%), 0.04%, 7/24/26	330,488	325,472
Polaris Newco LLC, Dollar Term Loan, (1M USD LIBOR + 4.00%, 0.50% FLOOR), 0.05%, 6/02/28	328,350	324,518
		964,506
Telecommunications – 0.5%
Frontier Communications Corp., TLB, (3M USD LIBOR + 3.75%, 0.75% Floor), 0.05%, 5/01/28	366,300	359,586
Windstream Services II LLC, Initial Term Loan, (1M USD LIBOR + 6.25%, 1.00% Floor), 0.07%, 9/21/27	310,423	309,002
		668,588
Transportation – 0.3%
Hanjin International Corp., Loan,
(3M USD LIBOR + 5.00%, 0.50% Floor), 0.06%, 12/23/22	424,000	379,430
12/23/22 (j)	3,000	41,165
		420,595
Total Term Loans (Cost $6,127,031)		6,080,759

	Number of Shares
Warrants – 0.0%(f)
Telecommunications – 0.0%(f)
Windstream Services LLC (c)*	318	4,691
Total Warrants (Cost $146,140)		4,691
	Number of Shares	Value

Investment Companies – 47.2%
Schwab Intermediate-Term U.S. Treasury ETF	334,836	$17,327,763
Schwab Short-Term U.S. Treasury ETF	496,706	24,477,672
VanEck Investment Grade Floating Rate ETF	113,540	2,845,880
Vanguard Intermediate-Term Corporate Bond ETF(g)	36,004	2,936,846
Vanguard Short-Term Corporate Bond ETF(g)	142,087	10,912,282
Vanguard Short-Term Inflation-Protected Securities ETF	186,006	9,424,924
Total Investment Companies (Cost $71,846,185)		67,925,367

Short-Term Investments – 13.7%
Money Market Fund – 13.7%
Northern Institutional Funds - Liquid Assets Portfolio (Shares), 0.32%(l)(m)	12,153,261	12,153,261
Northern Institutional Funds - Treasury Portfolio (Premier), 0.18%(l)	7,550,926	7,550,926
		19,704,187
Total Short-Term Investments (Cost $19,704,187)		19,704,187
Total Investments – 108.7% (Cost $162,488,350)		156,376,301
Liabilities less Other Assets – (8.7)%		(12,459,411)
NET ASSETS – 100.0%		$143,916,890

Percentages shown are based on Net Assets.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds Trust.
(b)	Restricted security that has been deemed illiquid. At April 30, 2022, the value of these restricted illiquid securities amounted to $5,218,967 or 3.63% of net assets. Additional information on these restricted illiquid securities is as follows:

Security	Acquisition Date	Acquisition Cost
ABPCI Direct Lending Fund ABS I Ltd., 4.94%, 12/20/30	12/16/20	$ 891,000
ABPCI Direct Lending Fund ABS II LLC, 2.37%, 3/1/32	2/15/22	224,000
ABPCI Direct Lending Fund ABS II LLC, 8.24%, 3/1/32	2/15/22	935,000
Monroe Capital ABS Funding Ltd., 2.82%, 4/22/31	2/18/21-3/25/21	402,757
Monroe Capital ABS Funding Ltd., 3.91%, 4/22/31	2/18/21	221,000
VCP CLO II Ltd., 9.46%, 4/15/31	2/5/21	1,085,430
VCP CLO II Ltd., 2.71%, 4/15/31	3/7/22	813,426
VCP RRL ABS I Ltd., 2.15%, 10/20/31	7/28/21	376,712
VCP RRL ABS I Ltd., 2.85%, 10/20/31	7/28/21	336,784

(c)	Investment is valued using significant unobservable inputs (Level 3) (See table below).
(d)	Variable rate security. Rate as of April 30, 2022 is disclosed.
(e)	Step coupon bond. Rate as of April 30, 2022 is disclosed.
(f)	Amount rounds to less than 0.05%.
(g)	Security either partially or fully on loan.
(h)	Zero coupon bond.
(i)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of April 30, 2022 is disclosed.
(j)	Position is unsettled. Contract rate was not determined at April 30, 2022 and does not take effect until settlement date.
(k)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(l)	7-day current yield as of April 30, 2022 is disclosed.
(m)	Security purchased with the cash proceeds from securities loaned (See Note 7).
*	Non-Income Producing Security

Abbreviations:
1M	1 Month
3M	3 Month
ABS	Asset-Backed Security
BDC	Business Development Company
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
IO	Interest Only
L.P.	Limited Partnership
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
PLC	Public Limited Company
SOFR	United States Secured Overnight Financing Rate
Strip	Separate Trading of Registered Interest and Principal
USD	United States Dollar
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2022, in valuing the Fund's investments carried at fair value:
Morningstar Defensive Bond Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Asset-Backed Securities	$ —	$50,487,620	$1,149,650	$ 51,637,270
Common Stocks	710,192	—	491,569	1,201,761
Corporate Bonds	—	3,490,213	—	3,490,213
Foreign Issuer Bonds	—	691,968	—	691,968
Mortgage-Backed Securities	—	5,640,085	—	5,640,085
Term Loans	—	5,437,651	643,108	6,080,759
Warrants	—	—	4,691	4,691
Investment Companies	67,925,367	—	—	67,925,367
Short-Term Investments	19,704,187	—	—	19,704,187
Total Investments	$88,339,746	$65,747,537	$2,289,018	$156,376,301
Investments classified within Level 3 of the fair value hierarchy are valued by Morningstar Investment Management LLC ("MIM") in good faith under procedures adopted by authority of the Fund’s Board of Trustees. MIM employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. MIM reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, MIM will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:
	Balance as of 4/30/21 (000s)	Accrued discounts (premiums) (000s)	Realized gains (losses) (000s)	Change in unrealized appreciation (depreciation) (000s)	Purchases (000s)	Sales (000s)	Transfers into level 3 (000s)	Transfers out of level 3 (000s)*	Balance as of 4/30/22 (000s)	Change in unrealized appreciation (depreciation) from investments still held at 4/30/22 (000s)
Investments, at value
Asset-Backed Securities - Other	$ 619,257	$ 21	$ —	$(45,597)	$1,159,000	$ —	$—	$(583,031)	$1,149,650	$ (9,350)
Common Stocks - Real Estate	408,576	—	—	(6,384)	—	—	—	—	402,192	(6,384)
Common Stocks - Retail	30,645	—	—	9,364	—	—	—	—	40,009	9,364
Common Stocks - Telecommunications	—	—	—	17,603	31,765	—	—	—	49,368	17,603
Private Placement - Transportation	110,837	—	—	—	—	(110,837)	—	—	—	—
Term Loans - Commercial Services	665,607	1,307	224	163	6,060	(30,253)	—	—	643,108	163
Term Loans - Retail	505	—	—	(482)	—	—	—	(23)	—	—
Warrants - Telecommunications	3,975	—	—	716	—	—	—	—	4,691	716
Total	$1,839,402	$1,328	$224	$(24,617)	$1,196,825	$(141,090)	$—	$(583,054)	$2,289,018	$12,112
*  During the year securities transferred out of level 3 due to pricing coverage initiated by pricing vendor.
The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 of the fair value hierarchy as of April 30, 2022:
Financial Assets	Fair Value at 4/30/22	Valuation Technique(s)	Unobservable Inputs	Price/Range
Asset-Backed Securities	$1,149,650	Third Party Broker Quotes	Quotes/Prices	$99.00 - $100.00
Common Stocks	$ 442,201	Third Party Broker Quotes	Quotes/Prices	$11.75 - $15.75
Common Stocks	$ 49,368	Third Party Broker Quotes	Indicative Quote	$14.75
Term Loans	$ 643,108	Discounted Cash Flow Method	Projected cash flow and discount rate	$93.00
Warrants	$ 4,691	Third Party Broker Quotes	Quotes/Prices	$14.75
Total	$2,289,018
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments
Morningstar Multisector Bond Fund
	Par (a)	Value
Asset-Backed Securities – 0.5%
Other – 0.5%
AIG CLO LLC, Series 2021-2A, Class E, (3M USD LIBOR + 6.50%, 6.50% Floor), 7.56%, 7/20/34(b)(c)	$250,000	$242,238
Octagon Investment Partners 44 Ltd., Series 2019-1A, Class ER, (3M USD LIBOR + 6.75%, 6.75% Floor), 7.80%, 10/15/34(b)(c)	250,000	235,003
Pikes Peak CLO 4, Series 2019-4A, Class ER, (3M USD LIBOR + 6.61%, 6.61% Floor), 7.65%, 7/15/34(b)(c)	250,000	238,750
VOLT XCVI LLC, Series 2021-NPL5, Class A2, (Step to 8.83% on 3/25/25), 4.83%, 3/27/51(b)(d)	100,000	95,256
		811,247
Total Asset-Backed Securities (Cost $847,590)		811,247

	Number of Shares
Common Stocks – 1.0%
Aerospace/Defense – 0.0%(e)
L3Harris Technologies, Inc.	22	5,110
Lockheed Martin Corp.	90	38,891
		44,001
Auto Manufacturers – 0.0%(e)
Cummins, Inc.	131	24,784
Banks – 0.0%(e)
Morgan Stanley	330	26,595
Beverages – 0.0%(e)
Coca-Cola (The) Co.	556	35,923
Commercial Services – 0.0%(e)
Automatic Data Processing, Inc.	74	16,145
Computers – 0.1%
Accenture PLC, Class A	95	28,534
Apple, Inc.	211	33,264
		61,798
Cosmetics/Personal Care – 0.0%(e)
Procter & Gamble (The) Co.	309	49,610
	Number of Shares	Value
Diversified Financial Services – 0.0%(e)
BlackRock, Inc.	56	$ 34,982
Electric – 0.1%
Duke Energy Corp.	338	37,234
NextEra Energy, Inc.	470	33,379
		70,613
Engineering & Construction – 0.0%(e)
Mcdermott International Ltd.*	1,932	1,256
Healthcare - Products – 0.0%(e)
Abbott Laboratories	205	23,268
Thermo Fisher Scientific, Inc.	20	11,058
		34,326
Healthcare - Services – 0.0%(e)
Anthem, Inc.	48	24,092
UnitedHealth Group, Inc.	34	17,291
		41,383
Machinery - Diversified – 0.0%(e)
Deere & Co.	67	25,296
Media – 0.1%
Altice USA, Inc., Class A*	16,055	148,990
Comcast Corp., Class A	848	33,717
		182,707
Mining – 0.0%(e)
Newmont Corp.	515	37,518
Oil & Gas – 0.0%(e)
Battalion Oil Corp.*	363	6,839
Pioneer Natural Resources Co.	107	24,874
		31,713
Pharmaceuticals – 0.1%
AbbVie, Inc.	294	43,183
Bristol-Myers Squibb Co.	388	29,205
Johnson & Johnson	261	47,100
Merck & Co., Inc.	579	51,351
		170,839
Pipelines – 0.0%(e)
Williams (The) Cos., Inc.	753	25,820
Real Estate Investment Trusts – 0.0%(e)
American Tower Corp.	149	35,912
Retail – 0.1%
Home Depot (The), Inc.	77	23,131

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Number of Shares	Value
Retail (Continued)
Starbucks Corp.	278	$ 20,750
Walmart, Inc.	295	45,132
		89,013
Semiconductors – 0.1%
Broadcom, Inc.	36	19,958
Microchip Technology, Inc.	310	20,212
Texas Instruments, Inc.	62	10,556
		50,726
Software – 0.0%(e)
Clarivate PLC*	78	1,223
Microsoft Corp.	113	31,360
		32,583
Telecommunications – 0.3%
Cisco Systems, Inc.	615	30,123
T-Mobile U.S., Inc.*	3,901	480,369
		510,492
Transportation – 0.1%
Union Pacific Corp.	144	33,738
United Parcel Service, Inc., Class B	163	29,336
		63,074
Total Common Stocks (Cost $1,816,560)		1,697,109

	Par (a)
Convertible Bonds – 1.7%
Airlines – 0.2%
Southwest Airlines Co., 1.25%, 5/01/25	$230,000	314,065
Biotechnology – 0.4%
BioMarin Pharmaceutical, Inc.,
0.60%, 8/01/24	140,000	142,310

1.25%, 5/15/27	455,000	467,512

Livongo Health, Inc., 0.87%, 6/01/25	100,000	84,750
		694,572
Entertainment – 0.0%(e)
Penn National Gaming, Inc., 2.75%, 5/15/26	25,000	43,450
Healthcare - Services – 0.2%
Teladoc Health, Inc., 1.25%, 6/01/27	480,000	355,920
	Par (a)	Value
Internet – 0.1%
Uber Technologies, Inc., 0.00%, 12/15/25(f)	$ 205,000	$ 177,017
Zillow Group, Inc., 1.38%, 9/01/26	25,000	28,588
		205,605
Leisure Time – 0.1%
NCL Corp. Ltd., 1.13%, 2/15/27(b)	195,000	170,333
Media – 0.7%
DISH Network Corp.,
2.37%, 3/15/24	135,000	125,483

0.00%, 12/15/25(f)	100,000	90,250

3.38%, 8/15/26	1,045,000	896,087
		1,111,820
Software – 0.0%(e)
Bilibili, Inc., 0.50%, 12/01/26(b)	90,000	63,810
Total Convertible Bonds (Cost $3,293,516)		2,959,575

	Number of Shares
Convertible Preferred Stocks – 0.2%
Software – 0.1%
Clarivate PLC	1,770	114,218
Telecommunications – 0.1%
2020 Cash Mandatory Exchangeable Trust(b)(g)*	250	273,270
Total Convertible Preferred Stocks (Cost $479,244)		387,488

	Par (a)
Corporate Bonds – 21.4%
Advertising – 0.0%(e)
Terrier Media Buyer, Inc., 8.88%, 12/15/27(b)	45,000	43,983
Aerospace/Defense – 0.3%
Moog, Inc., 4.25%, 12/15/27(b)	15,000	13,969
Spirit AeroSystems, Inc., 4.60%, 6/15/28	275,000	237,553
TransDigm, Inc., 5.50%, 11/15/27	225,000	206,323
		457,845

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Airlines – 0.5%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
5.50%, 4/20/26(b)	$170,000	$ 168,512
5.75%, 4/20/29(b)	720,000	693,774
		862,286
Auto Manufacturers – 0.7%
Ford Motor Co.,
9.00%, 4/22/25	305,000	339,875
3.25%, 2/12/32	145,000	117,842

Ford Motor Credit Co. LLC, 2.30%, 2/10/25	475,000	441,132
General Motors Financial Co., Inc.,
(3M USD LIBOR + 3.60%), 5.75%, 9/30/27(h)(i)	190,000	174,802
(3M USD LIBOR + 3.44%), 6.50%, 9/30/28(h)(i)	155,000	149,575
(5Y US Treasury CMT + 5.00%), 5.70%, 9/30/30(h)(i)	30,000	29,288
		1,252,514
Auto Parts & Equipment – 0.1%
Dana, Inc., 4.25%, 9/01/30	35,000	30,002
Goodyear Tire & Rubber (The) Co., 5.00%, 7/15/29(b)	5,000	4,458
Meritor, Inc., 4.50%, 12/15/28(b)	45,000	44,944
Tenneco, Inc., 7.87%, 1/15/29(b)	45,000	45,463
Wheel Pros, Inc., 6.50%, 5/15/29(b)	55,000	41,800
		166,667
Banks – 0.1%
Freedom Mortgage Corp., 7.63%, 5/01/26(b)	160,000	145,600
Beverages – 0.1%
Triton Water Holdings, Inc., 6.25%, 4/01/29(b)	110,000	91,051
Building Materials – 0.4%
Builders FirstSource, Inc.,
5.00%, 3/01/30(b)	185,000	171,125
4.25%, 2/01/32(b)	60,000	51,225

Cornerstone Building Brands, Inc., 6.12%, 1/15/29(b)	100,000	83,205
CP Atlas Buyer, Inc., 7.00%, 12/01/28(b)	55,000	45,925
	Par (a)	Value
Building Materials (Continued)

MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, 2/01/30(b)	$ 75,000	$ 64,875
Patrick Industries, Inc., 4.75%, 5/01/29(b)	90,000	77,175
Standard Industries, Inc., 4.38%, 7/15/30(b)	65,000	54,201
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 1/15/29(b)	40,000	37,500
Victors Merger Corp., 6.37%, 5/15/29(b)	105,000	63,000
		648,231
Chemicals – 0.2%
ASP Unifrax Holdings, Inc., 5.25%, 9/30/28(b)	100,000	88,144
Chemours (The) Co., 5.38%, 5/15/27	60,000	57,900
Diamond B.C. B.V., 4.63%, 10/01/29(b)	50,000	43,012
Olin Corp.,
5.62%, 8/01/29	20,000	19,694
5.00%, 2/01/30	135,000	127,575
		336,325
Coal – 0.0%(e)
SunCoke Energy, Inc., 4.88%, 6/30/29(b)	35,000	31,379
Commercial Services – 0.5%
ADT Security (The) Corp., 4.13%, 8/01/29(b)	270,000	229,238
Deluxe Corp., 8.00%, 6/01/29(b)	80,000	75,913
MPH Acquisition Holdings LLC, 5.75%, 11/01/28(b)	180,000	156,777
Nielsen Finance LLC/Nielsen Finance Co.,
5.63%, 10/01/28(b)	135,000	130,819
5.87%, 10/01/30(b)	105,000	100,699
Sabre GLBL, Inc.,
9.25%, 4/15/25(b)	20,000	21,331
7.37%, 9/01/25(b)	65,000	65,744
		780,521
Computers – 0.1%
NCR Corp.,
5.75%, 9/01/27(b)	75,000	72,187
5.00%, 10/01/28(b)	75,000	71,625

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Computers (Continued)
Presidio Holdings, Inc.,
4.88%, 2/01/27(b)	$ 25,000	$ 23,725
8.25%, 2/01/28(b)	25,000	24,279
		191,816
Cosmetics/Personal Care – 0.1%
Coty, Inc., 5.00%, 4/15/26(b)	60,000	56,991
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 4.75%, 1/15/29(b)	175,000	155,750
		212,741
Distribution/Wholesale – 0.0%(e)
Resideo Funding, Inc., 4.00%, 9/01/29(b)	80,000	71,200
Diversified Financial Services – 1.7%
Aircastle Ltd., (5Y US Treasury CMT + 4.41%), 5.25%, 6/15/26(b)(h)(i)	45,000	40,056
Cobra AcquisitionCo LLC, 6.37%, 11/01/29(b)	205,000	156,825
Coinbase Global, Inc., 3.63%, 10/01/31(b)	40,000	29,549
LFS Topco LLC, 5.87%, 10/15/26(b)	75,000	69,375
Midcap Financial Issuer Trust,
6.50%, 5/01/28(b)	120,000	103,500
5.62%, 1/15/30(b)	200,000	159,254

Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27(b)	180,000	174,600
Navient Corp.,
5.00%, 3/15/27	300,000	273,085
4.88%, 3/15/28	230,000	201,825
5.50%, 3/15/29	235,000	206,643
OneMain Finance Corp.,
6.88%, 3/15/25	85,000	85,425
8.88%, 6/01/25	45,000	47,228
7.12%, 3/15/26	120,000	121,500
3.50%, 1/15/27	285,000	250,378

Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc., 6.37%, 2/01/27(b)	105,000	106,292
Provident Funding Associates L.P./PFG Finance Corp., 6.37%, 6/15/25(b)	90,000	88,313
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
2.88%, 10/15/26(b)	95,000	84,075
	Par (a)	Value
Diversified Financial Services (Continued)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
3.63%, 3/01/29	$105,000	$ 89,775
3.88%, 3/01/31(b)	250,000	210,957
4.00%, 10/15/33(b)	510,000	408,586
		2,907,241
Electric – 0.5%
Calpine Corp., 5.12%, 3/15/28(b)	400,000	363,350
NRG Energy, Inc.,
5.25%, 6/15/29(b)	10,000	9,419
3.88%, 2/15/32(b)	85,000	70,953

Pattern Energy Operations L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(b)	45,000	42,075
PG&E Corp.,
5.00%, 7/01/28	110,000	101,221
5.25%, 7/01/30	15,000	13,632

Vistra Operations Co. LLC, 5.50%, 9/01/26(b)	180,000	179,370
		780,020
Electrical Component & Equipment – 0.1%
Energizer Holdings, Inc., 4.38%, 3/31/29(b)	115,000	95,759
Entertainment – 0.7%
Boyne USA, Inc., 4.75%, 5/15/29(b)	50,000	46,375
Caesars Entertainment, Inc., 4.63%, 10/15/29(b)	120,000	102,900
Everi Holdings, Inc., 5.00%, 7/15/29(b)	40,000	36,292
International Game Technology PLC, 4.13%, 4/15/26(b)	200,000	188,604
Lions Gate Capital Holdings LLC, 5.50%, 4/15/29(b)	35,000	31,027
Live Nation Entertainment, Inc.,
4.75%, 10/15/27(b)	165,000	155,017
3.75%, 1/15/28(b)	85,000	76,925

Mohegan Gaming & Entertainment, 8.00%, 2/01/26(b)	75,000	66,563
Scientific Games International, Inc., 7.00%, 5/15/28(b)	285,000	291,779

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Entertainment (Continued)

Speedway Motorsports LLC/Speedway Funding II, Inc., 4.87%, 11/01/27(b)	$ 60,000	$ 57,288
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(b)	125,000	109,453
		1,162,223
Environmental Control – 0.0%(e)
Madison IAQ LLC, 5.88%, 6/30/29(b)	80,000	65,200
Food – 0.3%
Performance Food Group, Inc., 4.25%, 8/01/29(b)	95,000	84,429
Post Holdings, Inc.,
4.62%, 4/15/30(b)	290,000	247,950
4.50%, 9/15/31(b)	170,000	141,372

Simmons Foods, Inc., 4.63%, 3/01/29(b)	85,000	76,702
		550,453
Food Service – 0.0%(e)
Aramark Services, Inc., 5.00%, 2/01/28(b)	20,000	18,651
Healthcare - Products – 0.1%
Mozart Debt Merger Sub, Inc., 5.25%, 10/01/29(b)	135,000	117,450
Healthcare - Services – 1.2%
AHP Health Partners, Inc., 5.75%, 7/15/29(b)	75,000	67,688
CHS/Community Health Systems, Inc., 5.25%, 5/15/30(b)	420,000	368,193
DaVita, Inc., 3.75%, 2/15/31(b)	230,000	187,450
Encompass Health Corp., 4.75%, 2/01/30	115,000	103,931
HCA, Inc.,
5.87%, 2/15/26	50,000	51,775
5.38%, 9/01/26	355,000	363,344

LifePoint Health, Inc., 5.38%, 1/15/29(b)	230,000	196,650
RP Escrow Issuer LLC, 5.25%, 12/15/25(b)	65,000	60,450
Tenet Healthcare Corp.,
6.25%, 2/01/27(b)	60,000	59,550
4.63%, 6/15/28(b)	20,000	18,850
6.13%, 10/01/28(b)	220,000	211,189
4.38%, 1/15/30(b)	385,000	350,300
	Par (a)	Value
Healthcare - Services (Continued)

US Acute Care Solutions LLC, 6.37%, 3/01/26(b)	$ 70,000	$ 67,987
		2,107,357
Home Builders – 0.0%(e)
Installed Building Products, Inc., 5.75%, 2/01/28(b)	25,000	23,685
Home Furnishings – 0.1%
Tempur Sealy International, Inc., 3.88%, 10/15/31(b)	90,000	74,572
Insurance – 0.2%
AmWINS Group, Inc., 4.88%, 6/30/29(b)	130,000	118,993
AssuredPartners, Inc., 5.63%, 1/15/29(b)	85,000	74,754
BroadStreet Partners, Inc., 5.87%, 4/15/29(b)	80,000	69,400
		263,147
Internet – 0.8%
ANGI Group LLC, 3.88%, 8/15/28(b)	65,000	51,472
Arches Buyer, Inc., 6.12%, 12/01/28(b)	40,000	34,800
Endurance International Group Holdings, Inc., 6.00%, 2/15/29(b)	220,000	178,064
Match Group Holdings II LLC, 3.63%, 10/01/31(b)	20,000	16,638
Netflix, Inc.,
5.87%, 2/15/25	85,000	88,188
5.38%, 11/15/29(b)	170,000	170,170
4.88%, 6/15/30(b)	10,000	9,750

Uber Technologies, Inc., 4.50%, 8/15/29(b)	940,000	809,584
		1,358,666
Investment Management Companies – 0.4%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,
6.25%, 5/15/26	65,000	64,442
5.25%, 5/15/27	605,000	565,173
4.38%, 2/01/29	80,000	69,019
		698,634
Iron/Steel – 0.3%
Allegheny Technologies, Inc.,
5.87%, 12/01/27	130,000	125,450
4.88%, 10/01/29	75,000	68,243

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Iron/Steel (Continued)

Carpenter Technology Corp., 6.37%, 7/15/28	$ 20,000	$ 19,927
Cleveland-Cliffs, Inc.,
6.75%, 3/15/26(b)	35,000	36,684
5.88%, 6/01/27	125,000	124,375

Commercial Metals Co., 4.13%, 1/15/30	100,000	91,000
United States Steel Corp., 6.88%, 3/01/29	60,000	61,040
		526,719
Leisure Time – 0.9%
Carnival Corp., 5.75%, 3/01/27(b)	355,000	321,458
NCL Corp. Ltd.,
5.87%, 3/15/26(b)	320,000	295,619
5.88%, 3/15/26	5,000	4,619
7.75%, 2/15/29(b)	135,000	130,950

NCL Finance Ltd., 6.12%, 3/15/28(b)	55,000	49,500
Royal Caribbean Cruises Ltd.,
4.25%, 7/01/26(b)	135,000	122,201
3.70%, 3/15/28	95,000	79,544
5.50%, 4/01/28(b)	400,000	365,000

Viking Cruises Ltd., 5.87%, 9/15/27(b)	55,000	46,593
Viking Ocean Cruises Ship VII Ltd., 5.63%, 2/15/29(b)	135,000	119,137
VOC Escrow Ltd., 5.00%, 2/15/28(b)	85,000	76,713
		1,611,334
Lodging – 0.7%
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow,
5.00%, 6/01/29(b)	140,000	126,350
4.88%, 7/01/31(b)	40,000	34,932
Marriott Ownership Resorts, Inc.,
4.75%, 1/15/28	265,000	243,800
4.50%, 6/15/29(b)	60,000	52,800

MGM Resorts International, 5.50%, 4/15/27	260,000	253,243
Travel + Leisure Co.,
6.62%, 7/31/26(b)	205,000	209,875
6.00%, 4/01/27	10,000	10,075
	Par (a)	Value
Lodging (Continued)
Travel + Leisure Co.,
4.50%, 12/01/29(b)	$145,000	$ 128,325
4.63%, 3/01/30(b)	130,000	115,700
		1,175,100
Machinery - Diversified – 0.0%(e)
GrafTech Finance, Inc., 4.63%, 12/15/28(b)	50,000	45,638
Media – 2.9%
Audacy Capital Corp., 6.75%, 3/31/29(b)	190,000	164,565
Block Communications, Inc., 4.88%, 3/01/28(b)	20,000	18,700
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.00%, 2/01/28(b)	120,000	114,300
4.75%, 3/01/30(b)	665,000	594,344
4.50%, 8/15/30(b)	105,000	91,612
4.25%, 2/01/31(b)	50,000	42,140
4.75%, 2/01/32(b)	650,000	558,564
4.50%, 5/01/32	55,000	46,264
4.25%, 1/15/34(b)	110,000	87,450
CSC Holdings LLC,
5.75%, 1/15/30(b)	500,000	415,000
4.63%, 12/01/30(b)	600,000	459,000
4.50%, 11/15/31(b)	400,000	328,548
Diamond Sports Group LLC/Diamond Sports Finance Co.,
5.37%, 8/15/26(b)	175,000	64,750
6.62%, 8/15/27(b)	90,000	18,675

Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.88%, 8/15/27(b)	345,000	324,731
DISH DBS Corp.,
7.75%, 7/01/26	250,000	235,166
7.38%, 7/01/28	65,000	56,835
5.13%, 6/01/29	345,000	269,483

Gray Escrow II, Inc., 5.37%, 11/15/31(b)	35,000	30,169
Gray Television, Inc., 4.75%, 10/15/30(b)	245,000	213,150
iHeartCommunications, Inc., 4.75%, 1/15/28(b)	165,000	149,531
McGraw-Hill Education, Inc.,
5.75%, 8/01/28(b)	120,000	107,100
8.00%, 8/01/29(b)	120,000	107,400

Nexstar Media, Inc., 5.63%, 7/15/27(b)	20,000	19,463

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Media (Continued)

Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, 9/15/28(b)	$185,000	$ 162,800
Scripps Escrow II, Inc., 5.37%, 1/15/31(b)	80,000	71,210
Sinclair Television Group, Inc., 5.13%, 2/15/27(b)	120,000	105,124
Townsquare Media, Inc., 6.88%, 2/01/26(b)	35,000	34,846
Univision Communications, Inc., 6.62%, 6/01/27(b)	80,000	80,200
		4,971,120
Mining – 0.1%
Novelis Corp., 4.75%, 1/30/30(b)	180,000	165,551
Office/Business Equipment – 0.1%
Pitney Bowes, Inc., 6.88%, 3/15/27(b)	135,000	124,774
Xerox Holdings Corp., 5.00%, 8/15/25(b)	20,000	19,200
		143,974
Oil & Gas – 2.5%
Antero Resources Corp., 8.38%, 7/15/26(b)	50,000	53,883
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
7.00%, 11/01/26(b)	130,000	131,019
5.88%, 6/30/29(b)	80,000	77,433

California Resources Corp., 7.12%, 2/01/26(b)	30,000	30,515
Callon Petroleum Co., 8.00%, 8/01/28(b)	175,000	181,006
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 11.00%, 4/15/25(b)	35,000	35,000
Centennial Resource Production LLC, 6.87%, 4/01/27(b)	75,000	74,853
Chesapeake Energy Corp.,
5.50%, 2/01/26(b)	205,000	203,271
6.75%, 4/15/29(b)	90,000	90,562

Comstock Resources, Inc., 6.75%, 3/01/29(b)	80,000	80,894
Crescent Energy Finance LLC, 7.25%, 5/01/26(b)	95,000	93,575
CVR Energy, Inc., 5.25%, 2/15/25(b)	155,000	149,947
	Par (a)	Value
Oil & Gas (Continued)

Energy Ventures Gom LLC/EnVen Finance Corp., 11.75%, 4/15/26(b)	$ 39,000	$ 40,365
EQT Corp.,
6.62%, 2/01/25	105,000	109,283
3.13%, 5/15/26(b)	10,000	9,428

Holly Energy Partners L.P./Holly Energy Finance Corp., 6.38%, 4/15/27(b)	65,000	66,300
Laredo Petroleum, Inc., 7.75%, 7/31/29(b)	40,000	39,200
Matador Resources Co., 5.88%, 9/15/26	150,000	147,261
Murphy Oil Corp., 6.37%, 12/01/42	100,000	90,242
Nabors Industries, Inc., 7.37%, 5/15/27(b)	75,000	76,515
Northern Oil and Gas, Inc., 8.13%, 3/01/28(b)	50,000	49,750
Oasis Petroleum, Inc., 6.38%, 6/01/26(b)	40,000	40,194
Occidental Petroleum Corp.,
5.55%, 3/15/26	65,000	66,625
3.20%, 8/15/26	25,000	23,500
3.00%, 2/15/27	35,000	32,550
8.50%, 7/15/27	90,000	101,475
3.50%, 8/15/29	315,000	294,131
8.87%, 7/15/30	215,000	258,234
6.62%, 9/01/30	140,000	151,725
6.13%, 1/01/31	100,000	105,106
7.50%, 5/01/31	45,000	51,300
7.88%, 9/15/31	20,000	23,384
4.10%, 2/15/47	180,000	149,850
4.20%, 3/15/48	85,000	70,444

PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 5/15/25(b)	60,000	62,201
PDC Energy, Inc., 5.75%, 5/15/26	75,000	72,987
Penn Virginia Holdings LLC, 9.25%, 8/15/26(b)	80,000	82,000
Range Resources Corp., 8.25%, 1/15/29	45,000	48,249
SM Energy Co.,
5.63%, 6/01/25	70,000	68,425
6.75%, 9/15/26	65,000	64,672
6.50%, 7/15/28	140,000	138,019
Southwestern Energy Co.,
7.75%, 10/01/27	15,000	15,653
5.38%, 2/01/29	140,000	138,292
5.38%, 3/15/30	90,000	88,862

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Oil & Gas (Continued)
Southwestern Energy Co.,
4.75%, 2/01/32	$ 10,000	$ 9,456

Tap Rock Resources LLC, 7.00%, 10/01/26(b)	65,000	65,664
Transocean Pontus Ltd., 6.13%, 8/01/25(b)	36,900	36,252
Transocean Poseidon Ltd., 6.87%, 2/01/27(b)	168,750	162,375
Transocean, Inc.,
11.50%, 1/30/27(b)	40,000	39,790
8.00%, 2/01/27(b)	95,000	75,050
		4,366,767
Oil & Gas Services – 0.2%
Transocean Proteus Ltd., 6.25%, 12/01/24(b)	124,000	121,830
Weatherford International Ltd.,
11.00%, 12/01/24(b)	13,000	13,390
8.62%, 4/30/30(b)	115,000	113,834
		249,054
Packaging & Containers – 0.0%(e)
Graham Packaging Co., Inc., 7.13%, 8/15/28(b)	65,000	58,609
Pharmaceuticals – 0.7%
AdaptHealth LLC, 5.13%, 3/01/30(b)	65,000	55,900
Bausch Health Cos., Inc.,
7.00%, 1/15/28(b)	25,000	20,625
5.00%, 1/30/28(b)	250,000	184,417
6.25%, 2/15/29(b)	400,000	291,104
5.00%, 2/15/29(b)	5,000	3,516
5.25%, 1/30/30(b)	130,000	90,233
5.25%, 2/15/31(b)	350,000	243,250

Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 6/30/28(b)	100,000	43,000
Endo Luxembourg Finance Co. I S.a.r.l./Endo U.S., Inc., 6.12%, 4/01/29(b)	25,000	21,750
Organon & Co./Organon Foreign Debt Co-Issuer B.V., 5.12%, 4/30/31(b)	240,000	216,900
Par Pharmaceutical, Inc., 7.50%, 4/01/27(b)	86,000	78,465
		1,249,160
Pipelines – 1.0%
Antero Midstream Partners L.P./Antero Midstream Finance Corp.,
7.87%, 5/15/26(b)	70,000	73,219
	Par (a)	Value
Pipelines (Continued)
Antero Midstream Partners L.P./Antero Midstream Finance Corp.,
5.38%, 6/15/29(b)	$ 50,000	$ 46,866

Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.62%, 12/15/25(b)	170,000	175,100
Buckeye Partners L.P.,
4.50%, 3/01/28(b)	90,000	82,125
5.85%, 11/15/43	45,000	35,888
5.60%, 10/15/44	60,000	48,150

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.00%, 2/01/29(b)	85,000	82,676
DCP Midstream Operating L.P.,
5.38%, 7/15/25	70,000	70,350
5.63%, 7/15/27	195,000	197,851
EnLink Midstream Partners L.P.,
5.60%, 4/01/44	10,000	8,251
5.05%, 4/01/45	5,000	3,850
5.45%, 6/01/47	55,000	44,550
EQM Midstream Partners L.P.,
6.00%, 7/01/25(b)	60,000	59,463
6.50%, 7/01/27(b)	160,000	161,600
5.50%, 7/15/28	25,000	23,875
6.50%, 7/15/48	60,000	55,200

Genesis Energy L.P./Genesis Energy Finance Corp., 7.75%, 2/01/28	175,000	168,437
Hess Midstream Operations L.P.,
5.62%, 2/15/26(b)	109,000	109,000
4.25%, 2/15/30(b)	145,000	133,007

New Fortress Energy, Inc., 6.75%, 9/15/25(b)	95,000	93,398
NuStar Logistics L.P., 5.75%, 10/01/25	85,000	84,575
		1,757,431
Real Estate – 0.2%
Realogy Group LLC/Realogy Co-Issuer Corp.,
5.75%, 1/15/29(b)	100,000	83,827
5.25%, 4/15/30(b)	230,000	186,343

VICI Properties L.P., 4.38%, 5/15/25	145,000	144,861
		415,031

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Real Estate Investment Trusts – 0.5%
Iron Mountain, Inc.,
4.88%, 9/15/29(b)	$210,000	$192,370
4.50%, 2/15/31(b)	70,000	59,981

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 2/01/27(b)	110,000	101,112
Service Properties Trust,
7.50%, 9/15/25	140,000	139,738
4.75%, 10/01/26	65,000	55,900

Starwood Property Trust, Inc., 3.63%, 7/15/26(b)	50,000	45,625
Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 4/15/28(b)	150,000	133,875
VICI Properties L.P./VICI Note Co., Inc., 4.50%, 1/15/28	191,000	188,135
		916,736
Retail – 1.3%
Asbury Automotive Group, Inc.,
4.50%, 3/01/28	79,000	73,668
4.63%, 11/15/29(b)	110,000	99,014
4.75%, 3/01/30	22,000	19,717
At Home Group, Inc.,
4.87%, 7/15/28(b)	50,000	41,313
7.12%, 7/15/29(b)	90,000	67,032
Bath & Body Works, Inc.,
5.25%, 2/01/28	140,000	134,400
6.87%, 11/01/35	5,000	4,885
6.75%, 7/01/36	65,000	63,050

Bloomin' Brands, Inc./OSI Restaurant Partners LLC, 5.12%, 4/15/29(b)	75,000	69,750
Carvana Co.,
5.62%, 10/01/25(b)	70,000	60,624
5.50%, 4/15/27(b)	145,000	116,036
4.88%, 9/01/29(b)	20,000	14,596

Ferrellgas L.P./Ferrellgas Finance Corp., 5.37%, 4/01/26(b)	90,000	81,450
Foundation Building Materials, Inc., 6.00%, 3/01/29(b)	215,000	174,956
Group 1 Automotive, Inc., 4.00%, 8/15/28(b)	30,000	26,992
Ken Garff Automotive LLC, 4.87%, 9/15/28(b)	50,000	45,502
LBM Acquisition LLC, 6.25%, 1/15/29(b)	115,000	93,581
	Par (a)	Value
Retail (Continued)

Lithia Motors, Inc., 4.38%, 1/15/31(b)	$105,000	$ 96,337
Michaels (The) Cos., Inc., 7.87%, 5/01/29(b)	60,000	47,250
Murphy Oil USA, Inc., 4.75%, 9/15/29	20,000	18,950
Papa John's International, Inc., 3.88%, 9/15/29(b)	60,000	52,482
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/28(b)	250,000	232,500
QVC, Inc., 4.85%, 4/01/24	5,000	4,972
Rite Aid Corp., 7.50%, 7/01/25(b)	75,000	64,211
Sonic Automotive, Inc.,
4.63%, 11/15/29(b)	155,000	133,341
4.88%, 11/15/31(b)	100,000	85,363

Suburban Propane Partners L.P./Suburban Energy Finance Corp., 5.00%, 6/01/31(b)	80,000	72,748
Victoria's Secret & Co., 4.63%, 7/15/29(b)	125,000	102,545
Yum! Brands, Inc., 3.63%, 3/15/31	135,000	116,000
		2,213,265
Software – 0.1%
Dun & Bradstreet (The) Corp., 5.00%, 12/15/29(b)	45,000	41,850
Playtika Holding Corp., 4.25%, 3/15/29(b)	50,000	45,048
Rocket Software, Inc., 6.50%, 2/15/29(b)	100,000	85,625
Ziff Davis, Inc., 4.63%, 10/15/30(b)	83,000	74,010
		246,533
Telecommunications – 0.7%
CommScope Technologies LLC, 5.00%, 3/15/27(b)	785,000	616,225
CommScope, Inc., 7.12%, 7/01/28(b)	65,000	51,837
Embarq Corp., 7.99%, 6/01/36	55,000	49,500
Ligado Networks LLC,
15.50%, 11/01/23(b)(j)	123,825	83,582
17.50%, 5/01/24(b)(j)	45,278	17,545

LogMeIn, Inc., 5.50%, 9/01/27(b)	95,000	83,125
Lumen Technologies, Inc.,
5.63%, 4/01/25	50,000	48,750
5.38%, 6/15/29(b)	60,000	48,859

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
		Par (a)	Value
Telecommunications (Continued)

ViaSat, Inc., 6.50%, 7/15/28(b)		$ 85,000	$ 73,419
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28(b)		100,000	95,250
			1,168,092
Trucking & Leasing – 0.0%(e)
Fortress Transportation and Infrastructure Investors LLC, 5.50%, 5/01/28(b)		75,000	64,688
Water – 0.0%(e)
Solaris Midstream Holdings LLC, 7.63%, 4/01/26(b)		40,000	41,000
Total Corporate Bonds (Cost $40,554,926)			36,901,019

Foreign Government Inflation-Linked Bonds – 0.2%
Sovereign – 0.2%
Bonos de la Tesoreria de la Republica, 1.50%, 3/01/26	CLP	6,500	245,238
Total Foreign Government Inflation-Linked Bonds (Cost $310,428)			245,238

Foreign Issuer Bonds – 45.1%
Angola – 0.3%
Angolan Government International Bond,
8.25%, 5/09/28(b)		260,000	249,444
9.12%, 11/26/49(b)		270,000	239,771
			489,215
Argentina – 0.4%
Argentine Republic Government International Bond,
(Step to 1.50% on 7/9/22), 1.13%, 7/09/35(d)		252,524	72,058
(Step to 3.88% on 7/9/22), 2.00%, 1/09/38(d)		688,956	247,370
(Step to 3.50% on 7/9/22), 2.50%, 7/09/41(d)		658,931	220,313

YPF S.A., 6.95%, 7/21/27(b)		120,000	86,851
			626,592
		Par (a)	Value
Australia – 0.2%
Mineral Resources Ltd.,
8.12%, 5/01/27(b)		$ 140,000	$ 142,132
8.00%, 11/01/27(b)		145,000	144,456
			286,588
Bahrain – 0.7%
Bahrain Government International Bond,
5.62%, 9/30/31(b)		200,000	184,476
5.45%, 9/16/32		250,000	225,402
5.25%, 1/25/33(b)		700,000	616,543

Oil and Gas Holding (The) Co. BSCC, 7.50%, 10/25/27		200,000	210,820
			1,237,241
Brazil – 2.2%
Brazil Notas do Tesouro Nacional, Serie F,
10.00%, 1/01/25	BRL	6,305,000	1,212,583
10.00%, 1/01/27	BRL	2,600,000	488,696
10.00%, 1/01/29	BRL	4,157,000	761,894
10.00%, 1/01/31	BRL	1,550,000	278,342
Brazilian Government International Bond,
4.63%, 1/13/28		300,000	292,113
4.50%, 5/30/29		200,000	189,400

CSN Resources S.A., 5.87%, 4/08/32(b)		275,000	244,750
MC Brazil Downstream Trading S.a.r.l., 7.25%, 6/30/31(b)		200,000	174,000
MV24 Capital B.V., 6.75%, 6/01/34(b)		180,614	171,159
			3,812,937
Canada – 1.1%
1011778 B.C. ULC/New Red Finance, Inc., 3.88%, 1/15/28(b)		335,000	308,200
Baytex Energy Corp., 8.75%, 4/01/27(b)		170,000	179,722
Bombardier, Inc.,
7.12%, 6/15/26(b)		320,000	294,400
6.00%, 2/15/28(b)		90,000	77,850

Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 4.88%, 2/15/30(b)		120,000	100,200
GFL Environmental, Inc., 4.00%, 8/01/28(b)		80,000	70,400

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
		Par (a)	Value
Canada (Continued)

Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 9/15/28(b)		$ 80,000	$ 75,200
MEG Energy Corp.,
7.12%, 2/01/27(b)		175,000	177,712
5.88%, 2/01/29(b)		65,000	63,627
Methanex Corp.,
5.13%, 10/15/27		85,000	81,600
5.25%, 12/15/29		15,000	14,250

Open Text Corp., 3.88%, 12/01/29(b)		200,000	177,732
Parkland Corp., 5.88%, 7/15/27(b)		80,000	77,576
Precision Drilling Corp.,
7.12%, 1/15/26(b)		5,000	5,014
6.87%, 1/15/29(b)		55,000	53,363

Strathcona Resources Ltd., 6.87%, 8/01/26(b)		80,000	77,400
Telesat Canada/Telesat LLC, 5.63%, 12/06/26(b)		65,000	46,406
			1,880,652
Chile – 0.9%
AES Andes S.A., (5Y USD Swap Rate + 4.64%), 7.12%, 3/26/79(b)(i)		200,000	194,002
Bonos de la Tesoreria de la Republica en pesos,
5.80%, 6/01/24(b)	CLP	105,000,000	119,883
2.50%, 3/01/25	CLP	45,000,000	46,718
5.00%, 10/01/28(b)	CLP	95,000,000	101,594
5.00%, 3/01/35	CLP	55,000,000	56,081
Chile Government International Bond,
2.55%, 1/27/32		790,000	685,388
2.55%, 7/27/33		200,000	166,712
3.50%, 1/31/34		200,000	181,100
			1,551,478
China – 2.0%
Agile Group Holdings Ltd., 6.05%, 10/13/25		205,000	67,189
Agricultural Development Bank of China,
2.25%, 4/22/25	CNY	1,100,000	163,637
3.75%, 1/25/29	CNY	2,860,000	448,479

China Development Bank, 4.88%, 2/09/28(k)	CNY	970,000	160,282
China Evergrande Group, 8.75%, 6/28/25		200,000	22,000
		Par (a)	Value
China (Continued)
China Government Bond,
2.85%, 6/04/27	CNY	$ 4,650,000	$ 705,589
3.28%, 12/03/27	CNY	2,220,000	344,591
3.27%, 11/19/30	CNY	7,560,000	1,174,635

Fantasia Holdings Group Co. Ltd., 11.87%, 6/01/23(k)		200,000	32,000
Global Aircraft Leasing Co. Ltd., (100% Cash), 6.50%, 9/15/24(b)(j)		75,000	64,686
Kaisa Group Holdings Ltd., 9.38%, 6/30/24(k)		200,000	40,550
Sunac China Holdings Ltd., 6.50%, 1/26/26		200,000	42,300
Times China Holdings Ltd., 6.20%, 3/22/26		215,000	91,375
Yuzhou Group Holdings Co. Ltd., 6.35%, 1/13/27		200,000	26,000
Zhenro Properties Group Ltd., 6.63%, 1/07/26(k)		200,000	17,000
			3,400,313
Colombia – 1.6%
AI Candelaria Spain S.A., 5.75%, 6/15/33(b)		250,000	208,125
Colombia Government International Bond,
3.13%, 4/15/31		200,000	155,754
4.13%, 2/22/42		200,000	139,700
Colombian TES,
7.50%, 8/26/26	COP	2,578,400,000	600,110
6.00%, 4/28/28	COP	1,215,100,000	251,908
7.75%, 9/18/30	COP	659,900,000	144,583
7.00%, 6/30/32	COP	3,035,500,000	611,121
Ecopetrol S.A.,
4.62%, 11/02/31		85,000	71,018
5.87%, 11/02/51		230,000	175,087

Gran Tierra Energy International Holdings Ltd., 6.25%, 2/15/25		200,000	184,002
Millicom International Cellular S.A., 5.12%, 1/15/28		180,000	169,650
			2,711,058
Costa Rica – 0.1%
Instituto Costarricense de Electricidad, 6.75%, 10/07/31(b)		200,000	199,290
Czech Republic – 0.9%
Czech Republic Government Bond,
1.25%, 2/14/25	CZK	8,090,000	312,940

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
		Par (a)	Value
Czech Republic (Continued)
Czech Republic Government Bond,
1.00%, 6/26/26	CZK	$ 6,500,000	$ 240,120
2.75%, 7/23/29	CZK	8,230,000	317,630
0.95%, 5/15/30	CZK	8,670,000	289,293
2.00%, 10/13/33	CZK	12,340,000	423,173
			1,583,156
Dominican Republic – 0.8%
Dominican Republic International Bond,
5.50%, 2/22/29(b)		150,000	140,175
4.50%, 1/30/30(b)		390,000	335,670
4.87%, 9/23/32(b)		480,000	403,118
6.00%, 2/22/33(b)		350,000	317,496
5.30%, 1/21/41(b)		150,000	118,277
			1,314,736
Ecuador – 0.3%
Ecuador Government International Bond,
(Step to 5.50% on 7/31/22), 5.00%, 7/31/30(d)		387,610	314,236
(Step to 2.50% on 7/31/22), 1.00%, 7/31/35(b)(d)		454,407	283,327
			597,563
Egypt – 0.8%
Egypt Government Bond, 14.06%, 1/12/26	EGP	5,010,000	266,163
Egypt Government International Bond,
6.59%, 2/21/28		275,000	230,103
7.60%, 3/01/29		225,000	192,251
7.05%, 1/15/32(b)		360,000	277,095
7.30%, 9/30/33		200,000	150,799

Energean PLC, 6.50%, 4/30/27(b)		200,000	187,900
			1,304,311
El Salvador – 0.1%
El Salvador Government International Bond,
6.38%, 1/18/27		230,000	94,206
8.25%, 4/10/32		210,000	85,050
			179,256
France – 0.1%
Altice France S.A., 5.13%, 1/15/29(b)		290,000	246,090
		Par (a)	Value
Gabon – 0.1%
Gabon Government International Bond, 6.63%, 2/06/31		$ 200,000	$ 181,093
Germany – 0.3%
Cheplapharm Arzneimittel GmbH, 5.50%, 1/15/28(b)		200,000	191,482
Deutsche Bank A.G., (5Y USD Swap Rate + 2.55%), 4.88%, 12/01/32(i)		400,000	366,632
			558,114
Ghana – 0.1%
Ghana Government International Bond,
7.88%, 2/11/35		200,000	118,900
8.87%, 5/07/42		200,000	119,038
			237,938
Guatemala – 0.3%
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.25%, 4/27/29(b)		185,000	175,763
CT Trust, 5.13%, 2/03/32(b)		200,000	186,320
Guatemala Government Bond, 3.70%, 10/07/33(b)		200,000	171,563
			533,646
Hong Kong – 0.1%
Melco Resorts Finance Ltd., 5.75%, 7/21/28(b)		200,000	168,058
Hungary – 0.8%
Hungary Government Bond,
6.00%, 11/24/23	HUF	101,530,000	280,527
2.50%, 10/24/24	HUF	84,270,000	212,028
1.00%, 11/26/25	HUF	131,020,000	297,504
3.00%, 10/27/27	HUF	62,670,000	143,404
3.25%, 10/22/31	HUF	91,050,000	190,701
3.00%, 10/27/38	HUF	23,570,000	41,714

Hungary Government International Bond, 3.12%, 9/21/51(b)		200,000	137,839
			1,303,717
India – 0.4%
Clean Renewable Power Mauritius Pte. Ltd., 4.25%, 3/25/27(b)		196,000	179,830

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
		Par (a)	Value
India (Continued)
India Green Power Holdings, 4.00%, 2/22/27(b)		$ 200,000	$ 173,160
JSW Steel Ltd., 3.95%, 4/05/27(b)		345,000	307,331
			660,321
Indonesia – 3.3%
Freeport Indonesia PT, 5.32%, 4/14/32(b)		400,000	387,000
Indonesia Asahan Aluminium Persero PT,
4.75%, 5/15/25(b)		400,000	400,048
6.53%, 11/15/28(b)		200,000	217,846
5.45%, 5/15/30(b)		300,000	300,918
Indonesia Treasury Bond,
8.37%, 3/15/24	IDR	2,716,000,000	196,913
6.50%, 6/15/25	IDR	5,438,000,000	382,420
8.37%, 9/15/26	IDR	5,700,000,000	422,672
6.13%, 5/15/28	IDR	4,200,000,000	281,987
9.00%, 3/15/29	IDR	8,223,000,000	633,298
7.00%, 9/15/30	IDR	5,360,000,000	368,789
6.50%, 2/15/31	IDR	6,870,000,000	457,433
7.50%, 8/15/32	IDR	5,944,000,000	419,712
8.37%, 3/15/34	IDR	3,453,000,000	259,237
7.50%, 6/15/35	IDR	3,930,000,000	275,418
Perusahaan Penerbit SBSN Indonesia III,
4.15%, 3/29/27		300,000	303,903
2.55%, 6/09/31		200,000	179,300
3.55%, 6/09/51(b)		200,000	166,568
			5,653,462
Iraq – 0.3%
Iraq International Bond, 5.80%, 1/15/28		585,000	565,217
Israel – 1.1%
Energean Israel Finance Ltd.,
4.88%, 3/30/26(b)		30,000	27,882
5.37%, 3/30/28(b)		65,000	59,893
5.87%, 3/30/31(b)		295,000	265,866
Leviathan Bond Ltd.,
6.50%, 6/30/27(b)		115,000	113,748
6.75%, 6/30/30(b)		340,000	333,974

Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/01/36		50,000	47,244
Teva Pharmaceutical Finance Netherlands III B.V., 4.10%, 10/01/46		1,377,000	983,770
			1,832,377
		Par (a)	Value
Italy – 0.2%
Telecom Italia Capital S.A.,
6.38%, 11/15/33		$ 60,000	$ 52,425
6.00%, 9/30/34		10,000	8,553
7.20%, 7/18/36		39,000	35,180

UniCredit S.p.A., (5Y US Treasury CMT + 4.75%), 5.46%, 6/30/35(b)(i)		200,000	180,458
			276,616
Ivory Coast – 0.1%
Ivory Coast Government International Bond,
4.88%, 1/30/32(b)	EUR	100,000	88,980
6.87%, 10/17/40(b)	EUR	175,000	156,304
			245,284
Japan – 0.3%
SoftBank Group Corp., 4.63%, 7/06/28		605,000	521,445
Kazakhstan – 0.3%
KazMunayGas National Co. JSC, 3.50%, 4/14/33(b)		725,000	599,938
Lebanon – 0.1%
Lebanon Government International Bond, 8.25%, 5/17/34(k)		1,024,000	119,900
Luxembourg – 0.2%
Altice Financing S.A., 5.00%, 1/15/28(b)		240,000	200,335
ARD Finance S.A., (100% Cash), 6.50%, 6/30/27(b)(j)		200,000	168,000
			368,335
Macau – 0.3%
MGM China Holdings Ltd., 4.75%, 2/01/27(b)		200,000	168,000
Studio City Finance Ltd., 5.00%, 1/15/29(b)		200,000	138,000
Wynn Macau Ltd., 5.13%, 12/15/29(b)		200,000	157,672
			463,672
Malaysia – 1.8%
Malaysia Government Bond,
4.18%, 7/15/24	MYR	1,667,000	388,531
3.95%, 9/15/25	MYR	1,720,000	397,342
3.90%, 11/30/26	MYR	1,000,000	229,564
3.90%, 11/16/27	MYR	3,201,000	722,103
3.73%, 6/15/28	MYR	2,174,000	482,644
3.88%, 8/15/29	MYR	1,429,000	315,809
3.76%, 5/22/40	MYR	778,000	153,122

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
		Par (a)	Value
Malaysia (Continued)

Malaysia Government Investment Issue, 3.47%, 10/15/30	MYR	$ 1,720,000	$ 367,630
			3,056,745
Mexico – 4.2%
America Movil S.A.B. de C.V., 5.37%, 4/04/32(b)		200,000	182,042
Banco Mercantil del Norte S.A., (5Y US Treasury CMT + 4.64%), 5.87%, 1/24/27(b)(h)(i)		200,000	179,030
Braskem Idesa SAPI, 6.99%, 2/20/32(b)		200,000	179,474
Cemex S.A.B. de C.V.,
(5Y US Treasury CMT + 4.53%), 5.13%, 6/08/26(b)(h)(i)		260,000	237,486
3.88%, 7/11/31(b)		490,000	415,623

Comision Federal de Electricidad, 4.69%, 5/15/29(b)		200,000	184,704
Electricidad Firme de Mexico Holdings S.A. de C.V., 4.90%, 11/20/26(b)		200,000	177,000
Mexican Bonos,
10.00%, 12/05/24	MXN	9,030,000	452,089
5.75%, 3/05/26	MXN	13,387,900	586,087
7.50%, 6/03/27	MXN	16,013,000	736,080
8.50%, 5/31/29	MXN	15,877,400	755,376
7.75%, 5/29/31	MXN	11,596,500	521,477
10.00%, 11/20/36	MXN	1,346,500	70,473
8.50%, 11/18/38	MXN	13,050,000	604,575
Mexico Government International Bond,
3.50%, 2/12/34		200,000	169,008
4.40%, 2/12/52		200,000	159,510

Nemak S.A.B. de C.V., 3.63%, 6/28/31(b)		200,000	163,200
Petroleos Mexicanos,
6.50%, 1/23/29		150,000	138,000
5.95%, 1/28/31		677,000	569,560
6.62%, 6/15/35		619,000	502,009
7.69%, 1/23/50		445,000	347,710
			7,330,513
Morocco – 0.1%
OCP S.A., 3.75%, 6/23/31		200,000	169,779
Netherlands – 0.2%
UPC Broadband Finco B.V., 4.88%, 7/15/31(b)		220,000	193,325
Ziggo Bond Co. B.V., 6.00%, 1/15/27(b)		185,000	181,300
			374,625
		Par (a)	Value
Nigeria – 0.7%
IHS Holding Ltd., 5.63%, 11/29/26(b)		$ 200,000	$ 190,000
IHS Netherlands Holdco B.V., 8.00%, 9/18/27		200,000	202,180
Nigeria Government International Bond,
6.12%, 9/28/28(b)		350,000	299,250
7.37%, 9/28/33		300,000	240,004
7.70%, 2/23/38(b)		390,000	293,054
			1,224,488
Oman – 0.8%
Oman Government International Bond, 6.25%, 1/25/31(b)		315,000	320,538
OQ SAOC, 5.13%, 5/06/28		1,050,000	1,022,033
			1,342,571
Pakistan – 0.2%
Pakistan Government International Bond, 6.88%, 12/05/27		335,000	275,096
Panama – 0.7%
Panama Government International Bond,
3.16%, 1/23/30		600,000	544,056
2.25%, 9/29/32		750,000	600,022
3.87%, 7/23/60		200,000	148,834
			1,292,912
Paraguay – 0.2%
Paraguay Government International Bond,
2.74%, 1/29/33		200,000	162,446
5.60%, 3/13/48		300,000	270,841
			433,287
Peru – 1.1%
Peru Government Bond,
5.94%, 2/12/29	PEN	370,000	87,126
6.15%, 8/12/32	PEN	1,150,000	261,568
5.35%, 8/12/40	PEN	474,000	90,039
Peruvian Government International Bond,
8.20%, 8/12/26		800,000	217,695
6.35%, 8/12/28	PEN	675,000	164,226
2.78%, 1/23/31		250,000	216,593
3.00%, 1/15/34		590,000	491,329
6.90%, 8/12/37	PEN	700,000	161,356
3.30%, 3/11/41		300,000	234,540

Volcan Cia Minera S.A.A., 4.38%, 2/11/26(b)		30,000	26,850
			1,951,322

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
		Par (a)	Value
Philippines – 0.4%
Philippine Government International Bond,
1.95%, 1/06/32		$ 400,000	$ 336,688
3.20%, 7/06/46		350,000	275,433
			612,121
Poland – 1.4%
Republic of Poland Government Bond,
4.00%, 10/25/23	PLN	680,000	148,559
2.50%, 4/25/24	PLN	2,105,000	439,960
2.50%, 7/25/26	PLN	3,093,000	588,920
2.50%, 7/25/27	PLN	3,491,000	645,917
2.75%, 10/25/29	PLN	1,439,000	255,786
1.25%, 10/25/30	PLN	2,180,000	333,999
			2,413,141
Qatar – 1.2%
Qatar Energy,
1.38%, 9/12/26		200,000	181,181
2.25%, 7/12/31(b)		600,000	523,500
3.13%, 7/12/41(b)		625,000	522,025
3.30%, 7/12/51(b)		200,000	165,952

Qatar Government International Bond, 3.75%, 4/16/30(b)		600,000	606,343
			1,999,001
Romania – 0.9%
Romania Government Bond,
4.25%, 6/28/23	RON	1,685,000	353,729
3.25%, 4/29/24	RON	1,325,000	268,820
3.25%, 6/24/26	RON	1,625,000	305,044
5.00%, 2/12/29	RON	1,050,000	200,082
Romanian Government International Bond,
3.00%, 2/27/27(b)		320,000	297,207
3.00%, 2/14/31(b)		114,000	97,121
			1,522,003
Saudi Arabia – 1.4%
KSA Sukuk Ltd., 2.25%, 5/17/31		300,000	267,445
SA Global Sukuk Ltd., 1.60%, 6/17/26		425,000	391,569
Saudi Arabian Oil Co.,
2.88%, 4/16/24		550,000	544,062
4.25%, 4/16/39		200,000	190,676
Saudi Government International Bond,
3.25%, 10/26/26		525,000	523,057
		Par (a)	Value
Saudi Arabia (Continued)
Saudi Government International Bond,
2.25%, 2/02/33(b)		$ 400,000	$ 346,846
3.45%, 2/02/61		200,000	160,298
			2,423,953
Senegal – 0.1%
Senegal Government International Bond, 5.38%, 6/08/37(b)	EUR	160,000	131,151
South Africa – 3.4%
Eskom Holdings SOC Ltd.,
7.13%, 2/11/25		225,000	214,815
4.31%, 7/23/27		200,000	181,503
8.45%, 8/10/28		200,000	192,979
6.35%, 8/10/28		400,000	395,926
Republic of South Africa Government Bond,
10.50%, 12/21/26	ZAR	3,654,517	250,711
8.00%, 1/31/30	ZAR	21,185,369	1,202,573
7.00%, 2/28/31	ZAR	9,175,658	474,520
8.25%, 3/31/32	ZAR	21,000,000	1,159,537
8.87%, 2/28/35	ZAR	9,884,022	545,921
8.50%, 1/31/37	ZAR	12,324,445	645,296
Republic of South Africa Government International Bond,
4.85%, 9/30/29		200,000	183,964
7.30%, 4/20/52		200,000	187,040

Sasol Financing U.S.A. LLC, 5.50%, 3/18/31		200,000	180,000
			5,814,785
Sri Lanka – 0.2%
Sri Lanka Government International Bond,
6.20%, 5/11/27(k)		275,000	116,017
6.75%, 4/18/28(k)		400,000	168,636
			284,653
Switzerland – 0.1%
Consolidated Energy Finance S.A., 6.50%, 5/15/26(b)		150,000	153,188
Tanzania, United Republic of – 0.1%
HTA Group Ltd., 7.00%, 12/18/25(b)		255,000	251,940
Thailand – 2.1%
GC Treasury Center Co. Ltd., 5.20%, 3/30/52(b)		200,000	188,034

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
		Par (a)	Value
Thailand (Continued)
Krung Thai Bank PCL, (5Y US Treasury CMT + 3.53%), 4.40%, 3/25/26(h)(i)		$ 300,000	$ 279,000
Thailand Government Bond,
0.75%, 6/17/24	THB	14,600,000	419,780
1.00%, 6/17/27	THB	27,300,000	746,753
2.87%, 12/17/28	THB	29,638,000	882,680
2.00%, 12/17/31	THB	24,176,000	663,349
1.59%, 12/17/35	THB	7,400,000	175,861
3.30%, 6/17/38	THB	8,000,000	225,460
			3,580,917
Turkey – 0.7%
Turkey Government International Bond,
8.60%, 9/24/27		575,000	581,040
6.12%, 10/24/28		400,000	357,253
5.88%, 6/26/31		355,000	293,715
			1,232,008
Ukraine – 0.2%
NPC Ukrenergo, 6.88%, 11/09/26(b)(g)		200,000	66,000
Ukraine Government International Bond,
7.75%, 9/01/27		380,000	128,201
7.25%, 3/15/33		280,000	90,405
			284,606
United Arab Emirates – 0.8%
Abu Dhabi Government International Bond, 3.12%, 9/30/49		200,000	165,638
DP World Salaam, (5Y US Treasury CMT + 5.75%), 6.00%, 10/01/25(h)(i)		200,000	203,353
Galaxy Pipeline Assets Bidco Ltd.,
2.16%, 3/31/34(b)		192,172	168,967
2.63%, 3/31/36(b)		400,000	334,419
2.94%, 9/30/40(b)		221,087	184,621

UAE International Government Bond, 2.87%, 10/19/41(b)		400,000	335,092
			1,392,090
United Kingdom – 0.4%
Connect Finco S.a.r.l./Connect U.S. Finco LLC, 6.75%, 10/01/26(b)		200,000	194,500
		Par (a)	Value
United Kingdom (Continued)
Jaguar Land Rover Automotive PLC, 5.50%, 7/15/29(b)		$ 200,000	$ 166,472
Virgin Media Secured Finance PLC, 5.50%, 5/15/29(b)		450,000	416,250
			777,222
Uruguay – 0.4%
Uruguay Government International Bond,
4.38%, 1/23/31		418,136	428,598
4.48%, 7/02/40	UYU	7,000,000	221,571
4.97%, 4/20/55		59,844	61,199
			711,368
Zambia – 0.5%
First Quantum Minerals Ltd., 6.88%, 3/01/26(b)		800,000	802,000
Zambia Government International Bond, 8.50%, 4/14/24(k)		200,000	150,662
			952,662
Total Foreign Issuer Bonds (Cost $87,932,532)			77,697,756

Mortgage-Backed Securities – 0.8%
Commercial Mortgage-Backed Securities – 0.8%
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class D, 5.11%, 5/10/47(b)(l)		175,000	162,654
Commercial Mortgage Trust, Series 2012-CR3, Class B, 3.92%, 10/15/45(b)		100,000	95,028
GS Mortgage Securities Trust,
Series 2011-GC5, Class D, 5.30%, 8/10/44(b)(l)		315,000	137,025
Series 2011-GC5, Class C, 5.30%, 8/10/44(b)(l)		35,000	30,986
Series 2013-GC13, Class C, 4.20%, 7/10/46(b)(l)		320,000	295,196
Series 2014-GC22, Class D, 4.84%, 6/10/47(b)(l)		50,000	45,153

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class C, 5.36%, 2/15/46(b)		100,000	96,339

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Commercial Mortgage-Backed Securities (Continued)

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class B, 4.50%, 8/15/46(l)	$110,000	$ 80,856
MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class C, 4.42%, 10/15/30(b)(l)	100,000	90,030
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class C, 4.46%, 8/15/50	75,000	46,643
Series 2016-C36, Class C, 4.31%, 11/15/59(l)	45,000	37,166
WFRBS Commercial Mortgage Trust,
Series 2011-C3, Class D, 5.42%, 3/15/44(b)(l)	173,663	75,543
Series 2012-C7, Class D, 4.79%, 6/15/45(b)(l)	320,000	137,600
Series 2012-C10, Class C, 4.49%, 12/15/45(l)	120,000	109,888
		1,440,107
Total Mortgage-Backed Securities (Cost $1,773,721)		1,440,107

	Number of Shares
Warrants – 0.0%(e)
Engineering & Construction – 0.0%(e)
Mcdermott International Ltd., Class A (m)*	3,868	77
Mcdermott International Ltd., Class B (m)*	4,298	43
		120
Total Warrants (Cost $6,000)		120

		Par (a)/Number of Shares	Value
Short-Term Investments – 6.9%
Foreign Issuer Bonds – 0.7%
Brazil Letras do Tesouro Nacional, 0.00%, 1/01/23(f)	BRL	940,000	$ 175,030
Brazil Notas do Tesouro Nacional, Serie F, 10.00%, 1/01/23		4,572,000	906,410
Egypt Treasury Bill, 11.46%, 9/20/22(n)	EGP	1,300,000	67,274
Egypt Treasury Bill, 11.45%, 9/27/22(n)		1,300,000	67,103
			1,215,817
Money Market Fund – 4.5%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.18%(o)		7,807,018	7,807,018
Sovereign – 0.3%
Malaysia Government Bond, 3.48%, 3/15/23	MYR	2,030,000	470,207
U.S. Treasury Notes – 1.4%
U.S. Treasury Notes, 0.50%, 3/15/23		625,000	617,017
U.S. Treasury Notes, 0.13%, 3/31/23		1,425,000	1,400,118
U.S. Treasury Notes, 0.25%, 4/15/23		305,000	299,639
			2,316,774
Total Short-Term Investments (Cost $11,811,039)			11,809,816
Total Investments – 77.8% (Cost $148,825,556)			133,949,475
Other Assets less Liabilities – 22.2%(p)			38,326,793
NET ASSETS – 100.0%			$172,276,268

Percentages shown are based on Net Assets.

(a)	Par value is in USD unless otherwise indicated.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds Trust.
(c)	Variable rate security. Rate as of April 30, 2022 is disclosed.
(d)	Step coupon bond. Rate as of April 30, 2022 is disclosed.
(e)	Amount rounds to less than 0.05%.
(f)	Zero coupon bond.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
(g)	Restricted security that has been deemed illiquid. At April 30, 2022, the value of these restricted illiquid securities amounted to $339,270 or 0.20% of net assets. Additional information on these restricted illiquid securities is as follows:

Security	Acquisition Date	Acquisition Cost
2020 Cash Mandatory Exchangeable Trust	5/06/21	$ 305,140
NPC Ukrenergo, 6.88%, 11/9/26	11/08/21	203,750

(h)	Perpetual bond. Maturity date represents next call date.
(i)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate as of April 30, 2022 is disclosed.
(j)	Distributions from this security are a made via payments in-kind (PIK) unless otherwise noted in the description.
(k)	Issuer has defaulted on terms of debt obligation.
(l)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of April 30, 2022 is disclosed.
(m)	Investment is valued using significant unobservable inputs (Level 3).
(n)	Discount rate at the time of purchase.
(o)	7-day current yield as of April 30, 2022 is disclosed.
(p)	Includes appreciation/ (depreciation) on forward foreign currency exchange contracts and swap contracts.
*	Non-Income Producing Security

Abbreviations:
3M	3 Month
5Y	5 Year
BRL	Brazilian Real
CLO	Collateralized Loan Obligation
CLP	Chilean Peso
CMT	Constant Maturity
CNY	Chinese Offshore Yuan
COP	Colombian Peso
CP	Commercial Paper
CVR	Contingent Value Rights
CZK	Czech Republic Koruna
EGP	Egyptian Pound
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
L.P.	Limited Partnership
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
MXN	Mexican Peso
MYR	Malaysian Ringgit
PCL	Public Company Limited
PEN	Peruvian Nuevo Sole
PLC	Public Limited Company
PLN	Polish Zloty
RON	Romania New Leu
THB	Thai Baht
USD	United States Dollar
UYU	Uruguay Peso
ZAR	South African Rand
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
Concentration by Currency (%)(a)
U.S. Dollar	51.3
All other currencies less than 5%	48.7
Total	100.0
(a) Percentages shown are based on Net Assets.
Composition by Type (%)(a)
Non-Government	46.1
Sovereign	31.7
Others	22.2
Total	100.0
(a) Percentages shown are based on Net Assets.

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2022:

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

07/20/22	U.S. Dollars	985,000	South African Rand	15,275,380	Bank of America	$ 26,319
05/09/22	U.S. Dollars	452,019	Polish Zloty	1,925,028	BNP Paribas	18,214
07/20/22	U.S. Dollars	150,000	South African Rand	2,218,650	Standard Chartered Bank	10,758
06/06/22	Brazilian Real	1,119,528	U.S. Dollars	213,000	JPMorgan Chase	10,711
05/31/22	U.S. Dollars	140,000	Hungarian Forint	46,837,000	Morgan Stanley	9,937
05/31/22	U.S. Dollars	126,000	Hungarian Forint	42,222,600	Goldman Sachs	8,750
07/20/22	U.S. Dollars	119,201	South African Rand	1,764,169	JPMorgan Chase	8,482
05/09/22	U.S. Dollars	98,292	Polish Zloty	400,000	Bank of America	8,152
06/06/22	U.S. Dollars	230,643	Brazilian Real	1,119,528	BNP Paribas	6,932
07/01/22	U.S. Dollars	198,076	Euro	181,000	Morgan Stanley	6,520
05/09/22	U.S. Dollars	235,000	Polish Zloty	1,014,730	Morgan Stanley	6,331
05/09/22	U.S. Dollars	235,000	Polish Zloty	1,016,845	JPMorgan Chase	5,854
07/20/22	South African Rand	4,770,982	U.S. Dollars	296,700	State Street	2,726
05/09/22	U.S. Dollars	53,238	Polish Zloty	225,000	Barclays	2,534
07/26/22	U.S. Dollars	310,000	Mexican Peso	6,407,700	JPMorgan Chase	1,337
06/10/22	Czech Koruna	2,207,727	U.S. Dollars	93,000	BNP Paribas	1,174
05/24/22	Mexican Peso	2,290,494	U.S. Dollars	111,000	Bank of America	711
05/24/22	U.S. Dollars	125,300	Chilean Peso	107,023,742	Bank of America	444
Total Unrealized Appreciation						$ 135,886

05/24/22	U.S. Dollars	110,073	Mexican Peso	2,290,494	BNP Paribas	$ (1,637)
07/18/22	Thai Baht	17,849,373	U.S. Dollars	528,557	Barclays	(6,517)
05/31/22	Hungarian Forint	89,059,600	U.S. Dollars	265,361	BNP Paribas	(18,048)
05/09/22	Polish Zloty	1,367,211	U.S. Dollars	326,819	BNP Paribas	(18,718)
05/09/22	Polish Zloty	784,392	U.S. Dollars	196,000	Barclays	(19,237)
05/24/22	Chilean Peso	280,000,000	U.S. Dollars	348,823	Morgan Stanley	(22,170)
05/09/22	Polish Zloty	2,430,000	U.S. Dollars	607,584	Morgan Stanley	(59,983)
Total Unrealized Depreciation						$(146,310)
Net Unrealized Depreciation						$ (10,424)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
Credit Default Swap Contracts outstanding - Buy Protection at April 30, 2022: Over the Counter

Reference Obligation	Fixed Deal Pay Rate	Maturity Date	Counterparty		Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Republic of Chile, 3.24%, Due: 02/06/2028 (Pay Quarterly)	1.00%	6/20/2027	Morgan Stanley	USD	297,046	$ 271	$(1,458)	$1,729
United Mexican States, 4.15%, Due: 03/28/2027 (Pay Quarterly)	1.00%	6/20/2027	Barclays	USD	268,000	4,640	2,553	2,087
Total						$4,911	$ 1,095	$3,816
Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2022, in valuing the Fund's investments carried at fair value:
Morningstar Multisector Bond Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Asset-Backed Securities	$ —	$ 811,247	$ —	$ 811,247
Common Stocks	1,695,853	1,256	—	1,697,109
Convertible Bonds	—	2,959,575	—	2,959,575
Convertible Preferred Stocks	114,218	273,270	—	387,488
Corporate Bonds	—	36,901,019	—	36,901,019
Foreign Government Inflation-Linked Bonds	—	245,238	—	245,238
Foreign Issuer Bonds	—	77,697,756	—	77,697,756
Mortgage-Backed Securities	—	1,440,107	—	1,440,107
Warrants	—	—	120	120
Short-Term Investments	7,807,018	4,002,798	—	11,809,816
Total Investments	$9,617,089	$124,332,266	$120	$133,949,475

Morningstar Multisector Bond Fund	Level 1	Level 2	Level 3	Totals
Derivative Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$ 135,886	$—	$ 135,886
Swap Agreements	—	4,911	—	4,911
Total Assets - Derivative Financial Instruments	$—	$ 140,797	$—	$ 140,797
Liabilities:
Forward Foreign Currency Exchange Contracts	$—	$(146,310)	$—	$(146,310)
Total Liabilities - Derivative Financial Instruments	$—	$(146,310)	$—	$(146,310)
Net Derivative Financial Instruments	$—	$ (5,513)	$—	$ (5,513)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments
Morningstar Global Opportunistic Equity Fund
	Number of Shares	Value
Common Stocks – 50.4%
Advertising – 1.4%
Dentsu Group, Inc. (Japan)	2,800	$ 100,916
Omnicom Group, Inc.	32,213	2,452,376
WPP PLC (United Kingdom)	13,946	173,835
		2,727,127
Aerospace/Defense – 0.2%
BAE Systems PLC (United Kingdom)	34,152	315,450
Agriculture – 0.3%
British American Tobacco PLC (United Kingdom)	13,907	582,875
Japan Tobacco, Inc. (Japan)	4,600	78,254
		661,129
Apparel – 1.2%
Tapestry, Inc.	75,479	2,484,769
Auto Manufacturers – 0.8%
Honda Motor Co. Ltd. (Japan)	18,900	497,137
Nissan Motor Co. Ltd. (Japan)*	38,600	154,537
Toyota Motor Corp. (Japan)	59,100	1,012,602
		1,664,276
Auto Parts & Equipment – 0.4%
Bridgestone Corp. (Japan)	8,800	322,553
Denso Corp. (Japan)	2,600	158,458
Stanley Electric Co. Ltd. (Japan)	7,800	134,496
Sumitomo Electric Industries Ltd. (Japan)	7,700	82,781
		698,288
Banks – 3.8%
ABN AMRO Bank N.V. - CVA (Netherlands)(a)	6,108	75,930
Banco Bilbao Vizcaya Argentaria S.A. (Spain)	39,420	206,847
Banco del Bajio S.A. (Mexico)(a)	22,449	55,225
Banco Santander S.A. (Spain)	107,118	313,036
Barclays PLC (United Kingdom)	202,974	373,095
BNP Paribas S.A. (France)	7,813	405,115
CaixaBank S.A. (Spain)	24,977	80,623
Credit Suisse Group A.G. (Switzerland)(b)	11,761	79,826
DNB Bank ASA (Norway)	4,323	83,768
Erste Group Bank A.G. (Austria)	3,344	104,118
	Number of Shares	Value
Banks (Continued)
Grupo Financiero Banorte S.A.B. de C.V., Class O (Mexico)	42,075	$ 277,318
Grupo Financiero Inbursa S.A.B. de C.V., Class O (Mexico)*	21,985	37,352
HSBC Holdings PLC (United Kingdom)	238,222	1,488,680
ING Groep N.V. (Netherlands)	35,249	333,956
Intesa Sanpaolo S.p.A. (Italy)	77,084	157,075
KBC Group N.V. (Belgium)	1,152	78,373
Lloyds Banking Group PLC (United Kingdom)	1,037,657	589,352
Mitsubishi UFJ Financial Group, Inc. (Japan)	51,600	299,970
Mizuho Financial Group, Inc. (Japan)	7,100	86,213
Natwest Group PLC (United Kingdom)	105,364	282,669
Nordea Bank Abp (Finland)	15,095	150,499
Regional S.A.B. de C.V. (Mexico)	8,692	52,463
Resona Holdings, Inc. (Japan)	26,700	116,103
Skandinaviska Enskilda Banken AB Class A (Sweden)	9,939	111,457
Standard Chartered PLC (United Kingdom)	48,117	328,943
Sumitomo Mitsui Financial Group, Inc. (Japan)	14,700	444,145
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	8,500	263,819
Svenska Handelsbanken AB, Class A (Sweden)	12,493	126,008
Swedbank AB, Class A (Sweden)	9,534	150,821
UBS Group A.G. (Switzerland)(b)	19,008	322,692
UniCredit S.p.A. (Italy)	12,574	116,373
		7,591,864
Beverages – 1.1%
Anheuser-Busch InBev S.A./N.V. (Belgium)	12,152	699,220
Arca Continental S.A.B. de C.V. (Mexico)	5,114	32,496
Asahi Group Holdings Ltd. (Japan)	2,100	79,155
Becle S.A.B. de C.V. (Mexico)	27,817	69,329
Coca-Cola Femsa S.A.B. de C.V. (Mexico)	12,466	68,034

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Global Opportunistic Equity Fund
	Number of Shares	Value
Beverages (Continued)
Diageo PLC (United Kingdom)	13,732	$ 685,074
Fomento Economico Mexicano S.A.B. de C.V. (Mexico)	53,925	403,331
Kirin Holdings Co. Ltd. (Japan)	16,900	246,364
		2,283,003
Building Materials – 0.1%
Cemex S.A.B. de C.V., Series CPO (Mexico)*	153,529	67,787
Daikin Industries Ltd. (Japan)	1,300	198,663
		266,450
Chemicals – 0.3%
Nitto Denko Corp. (Japan)	2,400	161,090
Orbia Advance Corp. S.A.B. de C.V. (Mexico)	27,633	66,434
Shin-Etsu Chemical Co. Ltd. (Japan)	2,700	371,073
Toray Industries, Inc. (Japan)	15,700	74,407
		673,004
Commercial Services – 3.7%
Experian PLC (United Kingdom)	5,888	203,338
H&R Block, Inc.	98,690	2,572,848
Nielsen Holdings PLC	76,220	2,043,458
Promotora y Operadora de Infraestructura S.A.B. de C.V. (Mexico)	4,209	30,833
Recruit Holdings Co. Ltd. (Japan)	5,600	203,177
RELX PLC (United Kingdom)	11,108	330,913
Rentokil Initial PLC (United Kingdom)	18,587	127,661
Secom Co. Ltd. (Japan)	26,118	1,837,519
		7,349,747
Computers – 0.2%
Cognizant Technology Solutions Corp., Class A	4,960	401,264
Cosmetics/Personal Care – 0.5%
Kao Corp. (Japan)	7,000	280,549
Unilever PLC (United Kingdom)	15,225	707,812
		988,361
Distribution/Wholesale – 0.6%
Bunzl PLC (United Kingdom)	3,467	133,759
Ferguson PLC	1,081	135,610
	Number of Shares	Value
Distribution/Wholesale (Continued)
ITOCHU Corp. (Japan)	12,900	$ 389,335
Mitsubishi Corp. (Japan)	9,000	302,180
Mitsui & Co. Ltd. (Japan)	12,300	297,854
		1,258,738
Diversified Financial Services – 1.5%
Bolsa Mexicana de Valores S.A.B. de C.V. (Mexico)	18,694	37,422
Daiwa Securities Group, Inc. (Japan)	17,300	84,790
Deutsche Boerse A.G. (Germany)	1,246	216,922
Japan Exchange Group, Inc. (Japan)	3,900	58,073
Julius Baer Group Ltd. (Switzerland)	2,488	118,896
London Stock Exchange Group PLC (United Kingdom)	4,933	486,353
ORIX Corp. (Japan)	9,400	171,446
St James's Place PLC (United Kingdom)	16,062	258,110
Visa, Inc., Class A	7,695	1,640,035
		3,072,047
Electric – 0.7%
Chubu Electric Power Co., Inc. (Japan)	17,000	171,616
Electric Power Development Co. Ltd. (Japan)	7,000	95,920
National Grid PLC (United Kingdom)	70,547	1,048,115
SSE PLC (United Kingdom)	5,899	137,009
		1,452,660
Electrical Component & Equipment – 0.0%(c)
Casio Computer Co. Ltd. (Japan)	6,300	65,330
Electronics – 0.5%
Hoya Corp. (Japan)	1,300	129,015
Kyocera Corp. (Japan)	3,200	168,022
Murata Manufacturing Co. Ltd. (Japan)	4,900	292,077
Nidec Corp. (Japan)	1,700	109,903
TDK Corp. (Japan)	8,100	250,223
		949,240
Engineering & Construction – 1.3%
Ferrovial S.A. (Spain)	62,292	1,597,439
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	12,025	83,807

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Global Opportunistic Equity Fund
	Number of Shares	Value
Engineering & Construction (Continued)
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B (Mexico)*	7,247	$ 111,646
Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	4,760	103,800
Vinci S.A. (France)	8,083	784,325
		2,681,017
Entertainment – 1.3%
Entain PLC (United Kingdom)*	5,078	95,417
International Game Technology PLC(d)	113,390	2,475,304
		2,570,721
Food – 0.5%
Associated British Foods PLC (United Kingdom)	6,224	124,547
Gruma S.A.B. de C.V., Class B (Mexico)	5,325	63,420
Grupo Bimbo S.A.B. de C.V., Class A (Mexico)	32,979	101,540
MEIJI Holdings Co. Ltd. (Japan)	4,500	224,311
Seven & i Holdings Co. Ltd. (Japan)	4,500	198,976
Tesco PLC (United Kingdom)	79,632	270,535
Yamazaki Baking Co. Ltd. (Japan)	5,886	72,764
		1,056,093
Food Service – 0.1%
Compass Group PLC (United Kingdom)	13,030	274,957
Gas – 0.3%
Osaka Gas Co. Ltd. (Japan)	11,000	198,258
Snam S.p.A. (Italy)	67,444	369,903
		568,161
Healthcare - Products – 1.5%
DENTSPLY SIRONA, Inc.	17,231	689,067
Medtronic PLC	14,697	1,533,779
Olympus Corp. (Japan)	8,600	151,370
Smith & Nephew PLC (United Kingdom)	34,153	553,571
		2,927,787
Healthcare - Services – 1.5%
Fresenius Medical Care A.G. & Co. KGaA (Germany)	32,997	2,051,980
MEDNAX, Inc.*	54,572	1,010,673
		3,062,653
	Number of Shares	Value
Home Builders – 0.1%
Berkeley Group Holdings (The) PLC (United Kingdom)*	2,730	$ 138,456
Sekisui House Ltd. (Japan)	4,861	84,426
		222,882
Home Furnishings – 0.4%
Panasonic Holdings Corp. (Japan)	23,900	213,026
Sony Group Corp. (Japan)	5,700	491,916
		704,942
Household Products/Wares – 0.3%
Kimberly-Clark de Mexico S.A.B. de C.V., Series A (Mexico)	46,860	65,215
Reckitt Benckiser Group PLC (United Kingdom)	5,367	418,549
		483,764
Insurance – 1.8%
Allianz S.E. (Germany)(b)	2,441	550,773
Assicurazioni Generali S.p.A. (Italy)(d)	4,089	77,417
Aviva PLC (United Kingdom)	51,171	274,539
AXA S.A. (France)	12,096	320,000
Dai-ichi Life Holdings, Inc. (Japan)	8,900	178,214
Hannover Rueck S.E. (Germany)	503	78,182
Legal & General Group PLC (United Kingdom)	95,226	296,828
MS&AD Insurance Group Holdings, Inc. (Japan)	6,000	178,604
Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen (Germany)(b)	786	187,179
Prudential PLC (United Kingdom)	33,556	417,720
Sampo OYJ, Class A (Finland)	1,457	70,748
Sompo Holdings, Inc. (Japan)	2,200	89,562
Swiss Life Holding A.G. (Switzerland)(b)	197	115,189
Swiss Re A.G.	1,888	154,829
Tokio Marine Holdings, Inc. (Japan)	3,600	194,647
Tryg A/S (Denmark)	3,099	73,685
Zurich Insurance Group A.G. (Switzerland)	762	346,916
		3,605,032

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Global Opportunistic Equity Fund
	Number of Shares	Value
Internet – 5.8%
Alibaba Group Holding Ltd. (China)*	215,900	$ 2,633,481
Baidu, Inc., Class A (China)*	80,250	1,279,483
JD.com, Inc., Class A (China)*	41,500	1,293,910
Meituan, Class B (China)(a)*	61,700	1,322,010
Pinduoduo, Inc. ADR (China)*	15,547	669,920
Tencent Holdings Ltd. (China)	54,500	2,568,306
Tencent Music Entertainment Group ADR (China)*	139,278	591,932
Trip.com Group Ltd. (China)*	23,600	557,282
Trip.com Group Ltd. ADR (China)*	30,354	717,872
		11,634,196
Investment Companies – 0.1%
Investor AB, Class B (Sweden)	10,174	195,777
Kinnevik AB, Class B (Sweden)*	3,130	61,262
		257,039
Lodging – 0.1%
InterContinental Hotels Group PLC (United Kingdom)	2,146	137,000
Machinery - Construction & Mining – 0.4%
Hitachi Ltd. (Japan)	4,800	227,647
Komatsu Ltd. (Japan)	7,100	159,796
Mitsubishi Electric Corp. (Japan)	29,600	310,039
		697,482
Machinery - Diversified – 0.4%
FANUC Corp. (Japan)	1,700	260,488
Keyence Corp. (Japan)	600	241,203
Nabtesco Corp. (Japan)	2,438	55,605
SMC Corp. (Japan)	500	242,110
Sumitomo Heavy Industries Ltd. (Japan)	3,800	80,413
		879,819
Media – 0.1%
Grupo Televisa S.A.B., Series CPO (Mexico)	48,698	90,421
Informa PLC (United Kingdom)*	17,013	120,688
		211,109
	Number of Shares	Value
Mining – 0.8%
Anglo American PLC (South Africa)	7,766	$ 343,964
Cameco Corp. (Canada)	2,987	77,125
Glencore PLC (Australia)*	51,101	314,867
Grupo Mexico S.A.B. de C.V., Series B (Mexico)	27,032	126,626
Industrias Penoles S.A.B. de C.V. (Mexico)	5,012	55,147
Rio Tinto PLC (Australia)	8,638	610,328
Sumitomo Metal Mining Co. Ltd. (Japan)	2,700	118,413
		1,646,470
Miscellaneous Manufacturing – 0.2%
Smiths Group PLC (United Kingdom)	7,559	138,325
Toshiba Corp. (Japan)	4,388	182,226
		320,551
Office/Business Equipment – 0.1%
FUJIFILM Holdings Corp. (Japan)	2,400	131,931
Oil & Gas – 5.0%
BP PLC (United Kingdom)	337,249	1,628,169
Canadian Natural Resources Ltd. (Canada)	7,389	457,323
Cenovus Energy, Inc. (Canada)	7,549	139,562
Chevron Corp.	1,501	235,162
China Petroleum & Chemical Corp., Class H (China)	400,250	195,911
Ecopetrol S.A. ADR (Colombia)(d)	3,505	56,886
ENEOS Holdings, Inc. (Japan)	25,800	90,780
Eni S.p.A. (Italy)	22,984	321,288
Equinor ASA (Norway)	6,909	233,521
Exxon Mobil Corp.	6,468	551,397
Galp Energia SGPS S.A. (Portugal)	6,423	78,179
Gazprom PJSC ADR (Russia)(e)	50,266	0
Imperial Oil Ltd. (Canada)	1,360	68,474
Inpex Corp. (Japan)	26,800	318,871
LUKOIL PJSC ADR (Russia)(e)	3,271	0
Neste OYJ (Finland)	5,077	217,848
OMV A.G. (Austria)	1,690	86,389
Petroleo Brasileiro S.A. ADR (Brazil)	35,255	478,410
Repsol S.A. (Spain)	11,510	171,705

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Global Opportunistic Equity Fund
	Number of Shares	Value
Oil & Gas (Continued)
Rosneft Oil Co. PJSC GDR (Russia)(b)(e)	48,304	$ 0
Santos Ltd. (Australia)	13,934	77,864
Shell PLC (Netherlands)	105,118	2,821,987
Suncor Energy, Inc. (Canada)	9,538	342,868
TotalEnergies S.E. (France)	24,694	1,212,549
Woodside Petroleum Ltd. (Australia)	7,127	155,056
		9,940,199
Pharmaceuticals – 3.0%
Alfresa Holdings Corp. (Japan)	6,800	92,471
Astellas Pharma, Inc. (Japan)	6,200	94,399
AstraZeneca PLC (United Kingdom)	7,772	1,037,105
Chugai Pharmaceutical Co. Ltd. (Japan)	7,600	227,735
CVS Health Corp.	24,369	2,342,592
Daiichi Sankyo Co. Ltd. (Japan)	7,600	191,360
Genomma Lab Internacional S.A.B. de C.V., Class B (Mexico)	53,955	57,058
GlaxoSmithKline PLC	30,310	683,266
McKesson Corp.	2,605	806,534
Ono Pharmaceutical Co. Ltd. (Japan)	4,300	110,469
Takeda Pharmaceutical Co. Ltd. (Japan)	12,300	356,904
		5,999,893
Real Estate – 0.2%
Corp. Inmobiliaria Vesta S.A.B. de C.V. (Mexico)	18,657	34,504
Mitsubishi Estate Co. Ltd. (Japan)	18,800	273,852
Mitsui Fudosan Co. Ltd. (Japan)	4,100	86,894
Sumitomo Realty & Development Co. Ltd. (Japan)	2,900	76,933
		472,183
Real Estate Investment Trusts – 0.1%
Fibra Uno Administracion S.A. de C.V. (Mexico)	62,275	68,053
PLA Administradora Industrial S. de R.L. de C.V. (Mexico)	26,996	35,891
Prologis Property Mexico S.A. de C.V. (Mexico)	13,978	37,537
		141,481
	Number of Shares	Value
Retail – 2.1%
Alibaba Health Information Technology Ltd. (China)(d)*	1,028,000	$ 579,201
Alsea S.A.B. de C.V. (Mexico)*	23,570	51,537
Fast Retailing Co. Ltd. (Japan)	400	184,163
Industria de Diseno Textil S.A. (Spain)	38,083	798,497
Kingfisher PLC (United Kingdom)	39,406	124,270
La Comer S.A.B. de C.V. (Mexico)	19,232	35,756
Ross Stores, Inc.	8,999	897,830
TJX (The) Cos., Inc.	13,504	827,525
USS Co. Ltd. (Japan)	20,500	341,285
Wal-Mart de Mexico S.A.B. de C.V. (Mexico)	99,387	352,273
		4,192,337
Semiconductors – 0.9%
Intel Corp.	35,876	1,563,835
Tokyo Electron Ltd. (Japan)	600	253,168
		1,817,003
Software – 1.4%
Fiserv, Inc.*	20,056	1,963,884
NetEase, Inc. (China)	35,700	683,843
Nexon Co. Ltd. (Japan)	5,300	120,687
Square Enix Holdings Co. Ltd. (Japan)	1,800	71,866
		2,840,280
Telecommunications – 2.4%
America Movil S.A.B. de C.V., Series L (Mexico)	659,893	643,514
BT Group PLC (United Kingdom)	60,053	133,173
Cisco Systems, Inc.	15,798	773,786
KDDI Corp. (Japan)	12,100	400,688
Megacable Holdings S.A.B. de C.V., Series CPO (Mexico)	21,523	61,173
Nippon Telegraph & Telephone Corp. (Japan)	7,100	209,232
SES S.A. (France)	200,959	1,798,084
Softbank Corp. (Japan)	7,200	83,793
SoftBank Group Corp. (Japan)	8,800	361,946
Vodafone Group PLC (United Kingdom)	199,011	301,295
		4,766,684
Toys/Games/Hobbies – 0.2%
Nintendo Co. Ltd. (Japan)	900	410,752

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Global Opportunistic Equity Fund
		Number of Shares	Value
Transportation – 0.6%
East Japan Railway Co. (Japan)		6,000	$ 312,881
Norfolk Southern Corp.		3,205	826,506
Poste Italiane S.p.A. (Italy)(a)		7,984	78,236
			1,217,623
Water – 0.1%
Severn Trent PLC (United Kingdom)		3,266	128,359
Total Common Stocks (Cost $102,729,386)			100,903,147

Investment Companies – 38.1%
Franklin FTSE Brazil ETF		190,558	3,893,100
Invesco KBW Bank ETF(d)		85,129	4,816,599
iShares Core DAX UCITS ETF DE (Germany)*	EUR	66,222	8,341,391
iShares MSCI China ETF		72,778	3,672,378
iShares STOXX Europe 600 Telecommunications UCITS ETF DE (Germany)	EUR	95,249	2,192,538
Schwab Fundamental Emerging Markets Large Company Index ETF		436,003	12,024,963
Vanguard Consumer Staples ETF		39,435	7,891,338
	Number of Shares	Value

Vanguard Health Care ETF	24,883	$ 5,958,981
Vanguard Small-Cap ETF(d)	19,464	3,796,453
Vanguard Total Stock Market ETF	113,989	23,582,044
Total Investment Companies (Cost $72,931,691)		76,169,785

Short-Term Investments – 16.2%
Money Market Fund – 16.2%
Northern Institutional Funds - Liquid Assets Portfolio (Shares), 0.32%(f)(g)	2,912,780	2,912,780
Northern Institutional Funds - Treasury Portfolio (Premier), 0.18%(f)	29,550,979	29,550,979
		32,463,759
Total Short-Term Investments (Cost $32,463,759)		32,463,759
Total Investments – 104.7% (Cost $208,124,836)		209,536,691
Liabilities less Other Assets – (4.7)%		(9,315,603)
NET ASSETS – 100.0%		$200,221,088

Percentages shown are based on Net Assets.

All securities are United States companies, unless noted otherwise in parentheses.
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds Trust.
(b)	Security sold outside United States without registration under the Securities Act of 1933.
(c)	Amount rounds to less than 0.05%.
(d)	Security either partially or fully on loan.
(e)	Investment is valued using significant unobservable inputs (Level 3) (See Note 4 regarding investments in Russian securities).
(f)	7-day current yield as of April 30, 2022 is disclosed.
(g)	Security purchased with the cash proceeds from securities loaned (See Note 7).
*	Non-Income Producing Security

Abbreviations:
ADR	American Depositary Receipt
CPO	Certificate of Ordinary Participation
CVA	Credit Valuation Adjustment
DAX	Deutscher Aktienindex
ETF	Exchange-Traded Fund
EUR	Euro
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
PJSC	Public Joint Stock Company
PLC	Public Limited Company
UCITS	Undertakings for Collective Investment in Transferable Securities
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Global Opportunistic Equity Fund
Concentration by Currency (%)(a)
U.S. Dollar	48.3
Euro	13.5
Japanese Yen	9.4
British Pound	8.5
Hong Kong Dollar	5.3
All other currencies less than 5%	15.0
Total	100.0
(a) Percentages shown are based on Net Assets.
Country Diversification (%)(a)
United States	47.3
Japan	9.4
United Kingdom	7.4
Germany	6.8
China	6.5
All other countries less than 5%	22.6
Total	100.0

(a) Percentages shown are based on Net Assets.

Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2022, in valuing the Fund's investments carried at fair value:
Morningstar Global Opportunistic Equity Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Common Stocks	$ 35,069,938	$65,833,209	$—*	$100,903,147
Investment Companies	76,169,785	—	—	76,169,785
Short-Term Investments	32,463,759	—	—	32,463,759
Total Investments	$143,703,482	$65,833,209	$ —	$209,536,691

*Includes securities determined to have no value as of April 30, 2022.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments
Morningstar Alternatives Fund
	Par (a)	Value
Long Positions – 105.3%
Asset-Backed Securities – 1.4%
Automobile – 0.8%
ACC Auto Trust, Series 2021-A, Class A, 1.08%, 4/15/27(b)	$448,543	$ 443,637
Carvana Auto Receivables Trust, Series 2021-N2, Class B, 0.75%, 3/10/28	122,885	119,109
Drive Auto Receivables Trust, Series 2019-1, Class D, 4.09%, 6/15/26	571,342	575,217
JPMorgan Chase Bank NA - CACLN,
Series 2021-2, Class B, 0.89%, 12/26/28(b)	263,814	257,830
Series 2021-3, Class B, 0.76%, 2/26/29(b)	541,801	524,131

Santander Bank NA - SBCLN, Series 2021-1A, Class B, 1.83%, 12/15/31(b)	203,453	199,001
Santander Drive Auto Receivables Trust,
Series 2019-1, Class D, 3.65%, 4/15/25	478,896	481,032
Series 2020-2, Class B, 0.96%, 11/15/24	10,763	10,759

Westlake Automobile Receivables Trust, Series 2020-2A, Class B, 1.32%, 7/15/25(b)	260,000	259,634
		2,870,350
Other – 0.6%
Avant Loans Funding Trust, Series 2021-REV1, Class A, 1.21%, 7/15/30(b)	270,000	259,824
Conn's Receivables Funding LLC, Series 2020-A, Class A, 1.71%, 6/16/25(b)	10,881	10,872
Upstart Securitization Trust,
Series 2021-1, Class A, 0.87%, 3/20/31(b)	63,411	62,794
Series 2021-2, Class A, 0.91%, 6/20/31(b)	374,884	367,746
Series 2021-3, Class A, 0.83%, 7/20/31(b)	515,790	505,078
	Par (a)	Value
Other (Continued)
Upstart Securitization Trust,
Series 2021-4, Class A, 0.84%, 9/20/31(b)	$505,557	$ 490,091
Series 2021-5, Class A, 1.31%, 11/20/31(b)	518,198	506,200
		2,202,605
Total Asset-Backed Securities (Cost $5,178,639)		5,072,955

	Number of Shares
Common Stocks – 28.2%
Advertising – 0.0%(c)
Omnicom Group, Inc.	1,244	94,706
Aerospace/Defense – 0.8%
Aerojet Rocketdyne Holdings, Inc.(d)*	37,575	1,502,248
General Dynamics Corp	354	83,732
Lockheed Martin Corp.	375	162,045
Meggitt PLC (United Kingdom)*	124,150	1,203,624
		2,951,649
Agriculture – 0.0%(c)
Philip Morris International, Inc.	245	24,500
Auto Parts & Equipment – 0.9%
Meritor, Inc.(d)*	57,501	2,064,861
Tenneco, Inc., Class A(d)*	71,107	1,220,907
		3,285,768
Banks – 0.6%
First Horizon Corp.(d)	95,700	2,141,766
Prosperity Bancshares, Inc.	232	15,168
		2,156,934
Beverages – 0.1%
Coca-Cola Europacific Partners PLC (United Kingdom)	193	9,640
PepsiCo, Inc.	990	169,993
		179,633
Biotechnology – 0.7%
Amgen, Inc.	686	159,968
Gilead Sciences, Inc.	2,807	166,568
Sierra Oncology, Inc. (Canada)*	16,586	904,103
Swedish Orphan Biovitrum AB (Sweden)*	62,343	1,311,499
		2,542,138

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Number of Shares	Value
Building Materials – 0.6%
Cornerstone Building Brands, Inc.(d)*	93,507	$2,280,636
Chemicals – 0.6%
Air Products and Chemicals, Inc.	79	18,492
Rogers Corp.(d)*	8,614	2,331,982
		2,350,474
Commercial Services – 1.4%
Atlantia S.p.A. (Italy)*	27,124	647,058
Automatic Data Processing, Inc.	417	90,981
Booz Allen Hamilton Holding Corp.	249	20,326
Clipper Logistics PLC (United Kingdom)	53,832	582,143
Moneylion, Inc.*	25,132	52,274
Nielsen Holdings PLC	112,574	3,018,109
Terminix Global Holdings, Inc.(d)*	19,139	878,289
		5,289,180
Computers – 0.2%
Amdocs Ltd.	2,032	161,930
Avast PLC(b)	69,680	494,172
International Business Machines Corp.	1,301	172,005
		828,107
Cosmetics/Personal Care – 0.1%
Colgate-Palmolive Co.	2,166	166,890
Procter & Gamble (The) Co.	1,085	174,197
		341,087
Diversified Financial Services – 0.6%
Brewin Dolphin Holdings PLC (United Kingdom)	94,505	605,274
Intertrust N.V. (Netherlands)(b)*	33,485	692,370
Sanne Group PLC (Jersey, C.I.)*	71,691	817,641
Virtu Financial, Inc. Class A	2,016	58,222
Western Union (The) Co.	306	5,129
		2,178,636
Electric – 1.2%
Albioma S.A. (France)	6,567	349,077
Alliant Energy Corp.	2,085	122,619
Ameren Corp.	491	45,614
American Electric Power Co., Inc.	1,654	163,928
Avangrid, Inc.	1,573	69,762
CMS Energy Corp.	1,426	97,952
	Number of Shares	Value
Electric (Continued)
Consolidated Edison, Inc.	1,700	$ 157,658
Dominion Energy, Inc.	1,330	108,581
DTE Energy Co.	316	41,409
Duke Energy Corp.	1,491	164,248
Evergy, Inc.	1,340	90,919
Eversource Energy	1,158	101,209
IDACORP, Inc.	199	20,931
NorthWestern Corp.	158	8,957
OGE Energy Corp.	619	23,943
Pinnacle West Capital Corp.	508	36,170
PNM Resources, Inc.(d)	47,982	2,238,840
Southern (The) Co.	2,256	165,568
WEC Energy Group, Inc.	1,649	164,982
Xcel Energy, Inc.	506	37,070
		4,209,437
Electronics – 0.7%
Coherent, Inc.*	9,541	2,556,034
Energy - Alternate Sources – 0.7%
Renewable Energy Group, Inc.*	42,257	2,580,212
Food – 0.8%
Campbell Soup Co.	2,803	132,358
Conagra Brands, Inc.	3,430	119,810
Flowers Foods, Inc.	5,441	144,295
General Mills, Inc.	2,425	171,520
JM Smucker (The) Co.	524	71,751
Kellogg Co.	2,549	174,606
Kraft Heinz (The) Co.	1,086	46,296
Lancaster Colony Corp.	3	466
Mondelez International, Inc., Class A	856	55,195
Sanderson Farms, Inc.(d)	10,470	1,982,704
		2,899,001
Forest Products & Paper – 0.0%(c)
International Paper Co.	1,940	89,783
Gas – 0.5%
South Jersey Industries, Inc.(d)	53,843	1,840,892
Healthcare - Products – 0.2%
Medtronic PLC	1,221	127,424
Natus Medical, Inc.*	17,568	584,487
Patterson Cos., Inc.	962	29,601
		741,512
Healthcare - Services – 0.9%
LHC Group, Inc.(d)*	11,460	1,900,641

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Number of Shares	Value
Healthcare - Services (Continued)
Tivity Health, Inc.*	40,041	$1,286,518
UpHealth, Inc.*	2,540	2,030
		3,189,189
Household Products/Wares – 0.1%
Clorox (The) Co.	496	71,161
Kimberly-Clark Corp.	1,340	186,032
		257,193
Insurance – 1.5%
Alleghany Corp.*	4,300	3,596,950
Allstate (The) Corp.	1,196	151,342
Radian Group, Inc.	55	1,176
TOWER Ltd. (New Zealand)	173,173	78,260
Travelers (The) Cos., Inc.	876	149,849
Willis Towers Watson PLC	7,096	1,524,647
		5,502,224
Internet – 2.0%
Anaplan, Inc.*	43,620	2,834,864
Mandiant, Inc.(d)*	142,335	3,128,523
Twitter, Inc.*	26,428	1,295,501
		7,258,888
Leisure Time – 0.2%
Accell Group NV (Netherlands)*	11,051	667,580
Machinery - Diversified – 1.0%
Welbilt, Inc.*	150,059	3,544,394
Media – 0.8%
Comcast Corp., Class A	3,504	139,319
TEGNA, Inc.(d)	108,921	2,401,708
Uniti Group Ltd. (Australia)*	148,830	513,941
		3,054,968
Mining – 0.1%
Newmont Corp.	2,100	152,985
Miscellaneous Manufacturing – 0.0%(c)
3M Co.	947	136,576
Illinois Tool Works, Inc.	54	10,644
		147,220
Oil & Gas – 0.1%
Chevron Corp.	937	146,800
Exxon Mobil Corp.	1,474	125,658
		272,458
Packaging & Containers – 0.7%
Amcor PLC	13,650	161,889
	Number of Shares	Value
Packaging & Containers (Continued)
Intertape Polymer Group, Inc. (Canada)	72,206	$2,234,218
Packaging Corp. of America	1,001	161,331
		2,557,438
Pharmaceuticals – 0.7%
AbbVie, Inc.	1,026	150,699
Antares Pharma, Inc.*	107,882	600,364
Bristol-Myers Squibb Co.	2,253	169,583
Cardinal Health, Inc.	2,080	120,744
CVS Health Corp.	1,034	99,399
Johnson & Johnson	944	170,354
Merck & Co., Inc.	2,003	177,646
Pfizer, Inc.	2,988	146,621
Premier, Inc., Class A	3,676	133,108
Vifor Pharma A.G. (Switzerland)	4,480	792,376
		2,560,894
Pipelines – 0.0%(c)
Williams (The) Cos., Inc.	1,923	65,940
Real Estate Investment Trusts – 1.2%
American Campus Communities, Inc.	23,032	1,489,480
Healthcare Realty Trust, Inc.	645	17,467
Healthcare Trust of America, Inc., Class A	8,162	248,614
National Retail Properties, Inc.	1,277	55,984
Physicians Realty Trust	5,178	88,751
Preferred Apartment Communities, Inc.	53,021	1,319,162
PS Business Parks, Inc.	6,331	1,185,163
WP Carey, Inc.	883	71,320
		4,475,941
Retail – 0.3%
Genuine Parts Co.	313	40,706
McDonald's Corp.	581	144,762
MSC Industrial Direct Co., Inc., Class A	504	41,761
Vivo Energy PLC (Kenya)(b)	503,787	917,289
Walgreens Boots Alliance, Inc.	292	12,381
		1,156,899

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Number of Shares	Value
Semiconductors – 0.7%
CMC Materials, Inc.(d)	11,594	$ 2,074,283
Magnachip Semiconductor Corp. (South Korea)*	33,970	621,311
		2,695,594
Shipbuilding – 0.0%(c)
Huntington Ingalls Industries, Inc.	64	13,615
Software – 5.4%
Activision Blizzard, Inc.	36,010	2,722,356
CDK Global, Inc.	45,009	2,448,940
Cerner Corp.(d)	35,004	3,277,775
Change Healthcare, Inc.(d)*	178,674	4,209,559
Citrix Systems, Inc.	23,195	2,321,820
Datto Holding Corp.*	17,193	596,597
Momentive Global, Inc.(d)*	117,112	1,852,712
Sailpoint Technologies Holdings, Inc.*	27,834	1,776,644
Zynga, Inc., Class A*	98,753	816,687
		20,023,090
Telecommunications – 1.6%
Cisco Systems, Inc.	3,054	149,585
NeoPhotonics Corp.(d)*	65,603	993,230
Plantronics, Inc.*	59,655	2,377,848
Verizon Communications, Inc.	3,178	147,141
Vonage Holdings Corp.(d)*	113,279	2,261,049
		5,928,853
Transportation – 0.1%
C.H. Robinson Worldwide, Inc.	636	67,511
Stagecoach Group PLC (United Kingdom)*	223,472	295,336
		362,847
Water – 0.1%
Vidler Water Resouces, Inc.*	32,724	515,076
Total Common Stocks (Cost $105,092,644)		103,823,605

Par (a)
Convertible Bonds – 22.7%
Aerospace/Defense – 0.2%
Kaman Corp., 3.25%, 5/01/24(d)	$605,000	589,028
	Par (a)	Value
Airlines – 0.3%
Southwest Airlines Co., 1.25%, 5/01/25(d)	$ 392,000	$ 535,276
Spirit Airlines, Inc., 1.00%, 5/15/26(d)	535,000	486,047
		1,021,323
Auto Manufacturers – 0.0%(c)
Lightning eMotors, Inc., 7.50%, 5/15/24(b)	121,000	95,862
Biotechnology – 1.2%
Exact Sciences Corp., 0.38%, 3/15/27(d)(e)	1,499,000	1,276,399
Halozyme Therapeutics, Inc., 0.25%, 3/01/27	1,523,000	1,306,924
Insmed, Inc., 0.75%, 6/01/28(e)	1,431,000	1,342,994
Ligand Pharmaceuticals, Inc., 0.75%, 5/15/23(d)	525,000	504,984
		4,431,301
Building Materials – 0.2%
Patrick Industries, Inc., 1.75%, 12/01/28(b)(d)	841,000	756,374
Commercial Services – 1.1%
Chegg, Inc., 0.00%, 9/01/26(d)(f)	1,472,000	1,142,272
Marathon Digital Holdings, Inc., 1.00%, 12/01/26(b)(d)	1,617,000	941,902
Sabre GLBL, Inc., 4.00%, 4/15/25(d)	578,000	883,762
Stride, Inc., 1.13%, 9/01/27	885,000	911,993
		3,879,929
Computers – 0.2%
Lumentum Holdings, Inc., 0.50%, 12/15/26(d)(e)	337,000	352,367
Mitek Systems, Inc., 0.75%, 2/01/26	519,000	456,720
		809,087
Cosmetics/Personal Care – 0.2%
Beauty Health (The) Co., 1.25%, 10/01/26(b)(d)	942,000	790,338
Diversified Financial Services – 1.7%
Coinbase Global, Inc., 0.50%, 6/01/26(b)(d)(e)	1,159,000	927,779
Encore Capital Europe Finance Ltd., 4.50%, 9/01/23(d)	812,000	1,133,552
LendingTree, Inc., 0.50%, 7/15/25(d)	1,639,000	1,311,200

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Diversified Financial Services (Continued)
PRA Group, Inc., 3.50%, 6/01/23(d)	$ 785,000	$ 836,025
SoFi Technologies, Inc., 0.00%, 10/15/26(b)(d)(f)	966,000	647,800
Upstart Holdings, Inc., 0.25%, 8/15/26(b)	756,000	578,340
WisdomTree Investments, Inc.,
4.25%, 6/15/23	701,000	789,501
3.25%, 6/15/26(b)	177,000	167,088
		6,391,285
Electric – 0.5%
NRG Energy, Inc., 2.75%, 6/01/48(d)	1,566,000	1,656,985
Energy - Alternate Sources – 0.6%
Array Technologies, Inc., 1.00%, 12/01/28(b)(d)	1,352,000	836,888
Enphase Energy, Inc., 0.00%, 3/01/28(f)	982,000	933,882
Sunnova Energy International, Inc., 0.25%, 12/01/26(b)(d)(e)	701,000	546,780
		2,317,550
Food – 0.2%
Chefs' Warehouse (The), Inc., 1.88%, 12/01/24(d)	813,000	893,487
Healthcare - Products – 0.3%
Haemonetics Corp., 0.00%, 3/01/26(f)	1,188,000	937,807
Healthcare - Services – 0.0%(c)
UpHealth, Inc., 6.25%, 6/15/26(b)	187,000	139,788
Holding Companies - Diversified – 0.1%
RWT Holdings, Inc., 5.75%, 10/01/25(d)	573,000	531,744
Home Builders – 0.2%
Winnebago Industries, Inc., 1.50%, 4/01/25(d)	793,000	847,321
Insurance – 0.4%
MGIC Investment Corp., 9.00%, 4/01/63(b)(d)	1,017,000	1,357,695
Internet – 2.3%
Etsy, Inc., 0.25%, 6/15/28(b)	345,000	274,275
Groupon, Inc., 1.13%, 3/15/26	562,000	428,299
	Par (a)	Value
Internet (Continued)
Magnite, Inc., 0.25%, 3/15/26	$1,589,000	$1,236,401
Perficient, Inc., 0.13%, 11/15/26(b)(d)	711,000	610,394
Q2 Holdings, Inc., 0.13%, 11/15/25(d)	1,247,000	1,045,609
Snap, Inc., 0.00%, 5/01/27(f)	1,131,000	897,448
Spotify USA, Inc., 0.00%, 3/15/26(f)	1,171,000	953,487
Upwork, Inc., 0.25%, 8/15/26(b)(d)	1,607,000	1,255,067
Wayfair, Inc., 0.63%, 10/01/25(d)	1,122,000	837,721
Zillow Group, Inc., 2.75%, 5/15/25(d)(e)	764,000	787,684
		8,326,385
Leisure Time – 1.1%
Callaway Golf Co., 2.75%, 5/01/26(e)	452,000	649,750
Liberty TripAdvisor Holdings, Inc., 0.50%, 6/30/51(b)(d)	1,946,000	1,536,367
NCL Corp. Ltd., 2.50%, 2/15/27(b)	648,000	588,384
Royal Caribbean Cruises Ltd., 4.25%, 6/15/23	922,000	1,135,259
		3,909,760
Lodging – 0.2%
Marcus (The) Corp., 5.00%, 9/15/25(b)(d)(e)	425,000	704,172
Machinery - Construction & Mining – 0.1%
Bloom Energy Corp., 2.50%, 8/15/25(d)	401,000	546,002
Media – 0.5%
Cable One, Inc., 1.13%, 3/15/28	1,000,000	821,000
DISH Network Corp., 3.38%, 8/15/26(d)	1,026,000	879,795
		1,700,795
Oil & Gas – 0.6%
Centennial Resource Production LLC, 3.25%, 4/01/28(d)	871,000	1,278,737
Pioneer Natural Resources Co., 0.25%, 5/15/25	350,000	770,350
		2,049,087

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Oil & Gas Services – 0.2%
Helix Energy Solutions Group, Inc.,
4.13%, 9/15/23(d)	$ 330,000	$ 318,450
6.75%, 2/15/26(d)	488,000	506,593
		825,043
Pharmaceuticals – 0.4%
Coherus Biosciences, Inc., 1.50%, 4/15/26	728,000	595,595
Jazz Investments I Ltd., 1.50%, 8/15/24(d)	889,000	904,002
		1,499,597
Real Estate – 0.4%
Realogy Group LLC/Realogy Co-Issuer Corp., 0.25%, 6/15/26(b)(d)	1,262,000	970,162
Redfin Corp., 0.50%, 4/01/27	652,000	398,046
		1,368,208
Real Estate Investment Trusts – 3.1%
Apollo Commercial Real Estate Finance, Inc., 5.38%, 10/15/23(d)	1,538,000	1,500,511
Blackstone Mortgage Trust, Inc., 5.50%, 3/15/27	180,000	173,880
Granite Point Mortgage Trust, Inc., 6.38%, 10/01/23	1,174,000	1,161,673
MFA Financial, Inc., 6.25%, 6/15/24(d)	1,931,000	1,902,035
Pebblebrook Hotel Trust, 1.75%, 12/15/26(d)	963,000	1,089,634
PennyMac Corp.,
5.50%, 11/01/24(d)	1,530,000	1,521,394
5.50%, 3/15/26	923,000	852,667

Redwood Trust, Inc., 5.63%, 7/15/24	750,000	714,434
Summit Hotel Properties, Inc., 1.50%, 2/15/26(d)	1,234,000	1,262,999
Two Harbors Investment Corp., 6.25%, 1/15/26(d)	1,193,000	1,110,236
		11,289,463
Retail – 0.1%
Cheesecake Factory (The), Inc., 0.38%, 6/15/26(d)	487,000	415,776
Semiconductors – 0.3%
Impinj, Inc., 1.13%, 5/15/27(b)(d)	469,000	384,287
	Par (a)	Value
Semiconductors (Continued)
MACOM Technology Solutions Holdings, Inc., 0.25%, 3/15/26	$ 415,000	$ 388,647
Wolfspeed, Inc., 0.25%, 2/15/28(b)(d)	218,000	218,000
		990,934
Software – 4.7%
8x8, Inc., 0.50%, 2/01/24(d)	758,000	676,136
Avaya Holdings Corp., 2.25%, 6/15/23(d)(e)	650,000	626,280
Bandwidth, Inc., 0.50%, 4/01/28	782,000	484,840
Bentley Systems, Inc., 0.38%, 7/01/27(b)(d)	812,000	688,170
BigCommerce Holdings, Inc., 0.25%, 10/01/26(b)(d)	963,000	712,620
Blackline, Inc., 0.00%, 3/15/26(f)	806,000	663,338
Ceridian HCM Holding, Inc., 0.25%, 3/15/26	1,437,000	1,182,938
DigitalOcean Holdings, Inc., 0.00%, 12/01/26(b)(d)(f)	1,319,000	976,161
Envestnet, Inc., 0.75%, 8/15/25(b)(d)	811,000	801,876
Everbridge, Inc., 0.13%, 12/15/24(d)(e)	595,000	534,236
Fastly, Inc., 0.00%, 3/15/26(f)	719,000	541,497
i3 Verticals LLC, 1.00%, 2/15/25	673,000	655,502
Kaleyra, Inc., 6.13%, 6/01/26(b)	177,000	172,492
LivePerson, Inc., 0.00%, 12/15/26(d)(f)	1,048,000	831,902
MicroStrategy, Inc., 0.00%, 2/15/27(f)	2,011,000	1,273,969
New Relic, Inc., 0.50%, 5/01/23(d)(e)	838,000	825,849
Porch Group, Inc., 0.75%, 9/15/26(b)(d)	654,000	361,335
Progress Software Corp., 1.00%, 4/15/26	1,037,000	1,041,667
RingCentral, Inc., 0.00%, 3/15/26(f)	800,000	633,665
Splunk, Inc., 1.13%, 6/15/27	598,000	536,406
Unity Software, Inc., 0.00%, 11/15/26(b)(d)(f)	1,323,000	1,023,321
Verint Systems, Inc., 0.25%, 4/15/26	893,000	941,222

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Software (Continued)
Workiva, Inc., 1.13%, 8/15/26(d)(e)	$ 431,000	$ 603,400
Ziff Davis, Inc., 1.75%, 11/01/26(b)(d)	668,000	711,754
		17,500,576
Telecommunications – 0.3%
Infinera Corp., 2.13%, 9/01/24(d)	1,192,000	1,249,216
Transportation – 0.8%
Air Transport Services Group, Inc., 1.13%, 10/15/24(d)	910,000	1,035,672
CryoPort, Inc., 0.75%, 12/01/26(b)(d)	1,791,000	1,351,131
SFL Corp. Ltd., 4.88%, 5/01/23(d)	486,000	490,556
		2,877,359
Trucking & Leasing – 0.2%
Greenbrier (The) Cos., Inc., 2.88%, 4/15/28	893,000	907,735
Total Convertible Bonds (Cost $88,006,980)		83,607,012

Corporate Bonds – 11.2%
Advertising – 0.0%(c)
Interpublic (The) Group of Cos., Inc, 2.40%, 3/01/31	5,000	4,243
Aerospace/Defense – 0.2%
Boeing (The) Co.,
4.51%, 5/01/23	100,000	100,923
1.43%, 2/04/24	50,000	48,041
4.88%, 5/01/25	15,000	15,188
2.20%, 2/04/26	60,000	54,725

BWX Technologies, Inc., 4.13%, 6/30/28(b)	115,000	106,663
General Dynamics Corp., 1.15%, 6/01/26	110,000	100,059
Howmet Aerospace, Inc.,
5.90%, 2/01/27	125,000	128,283
5.95%, 2/01/37	25,000	25,264

Lockheed Martin Corp., 6/15/32(g)	65,000	64,494
Spirit AeroSystems, Inc., 5.50%, 1/15/25(b)	10,000	9,900
Teledyne Technologies, Inc., 2.75%, 4/01/31	30,000	25,958
	Par (a)	Value
Aerospace/Defense (Continued)

TransDigm, Inc., 6.25%, 3/15/26(b)	$100,000	$ 99,500
Triumph Group, Inc., 8.88%, 6/01/24(b)	20,000	20,696
		799,694
Agriculture – 0.1%
Altria Group, Inc.,
2.35%, 5/06/25	180,000	171,514
3.40%, 5/06/30	30,000	26,871
Bunge Ltd. Finance Corp.,
1.63%, 8/17/25	50,000	46,400
3.75%, 9/25/27	50,000	48,816

Darling Ingredients, Inc., 5.25%, 4/15/27(b)	25,000	25,000
Philip Morris International, Inc.,
1.50%, 5/01/25	100,000	93,930
2.10%, 5/01/30	60,000	51,258

Vector Group Ltd., 5.75%, 2/01/29(b)	60,000	52,650
		516,439
Airlines – 0.1%
American Airlines, Inc., 11.75%, 7/15/25(b)	25,000	28,750
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
5.50%, 4/20/26(b)	20,000	19,825
5.75%, 4/20/29(b)	20,000	19,272

Delta Air Lines, Inc., 7.38%, 1/15/26	75,000	79,875
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 1/20/26(b)	50,000	48,757
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27(b)	73,781	75,255
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 9/20/25(b)	29,920	31,596
United Airlines, Inc.,
4.38%, 4/15/26(b)	30,000	28,965
4.63%, 4/15/29(b)	30,000	27,525
		359,820
Auto Manufacturers – 0.2%
American Honda Finance Corp., 1.20%, 7/08/25	75,000	69,748

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Auto Manufacturers (Continued)
Ford Motor Co.,
9.63%, 4/22/30	$ 50,000	$ 61,125
4.75%, 1/15/43	25,000	20,125
5.29%, 12/08/46	25,000	21,500

Ford Motor Credit Co. LLC, 3.38%, 11/13/25	200,000	192,036
General Motors Financial Co., Inc.,
1.70%, 8/18/23	140,000	137,216
2.35%, 2/26/27	200,000	179,812
Toyota Motor Credit Corp.,
2.50%, 3/22/24	25,000	24,729
1.13%, 6/18/26	30,000	27,214
		733,505
Auto Parts & Equipment – 0.0%(c)
Goodyear Tire & Rubber (The) Co., 5.25%, 4/30/31	25,000	21,734
Lear Corp., 3.80%, 9/15/27	60,000	57,868
Meritor, Inc., 4.50%, 12/15/28(b)	30,000	29,963
		109,565
Banks – 1.9%
Bank of America Corp.,
4.13%, 1/22/24	200,000	202,912
(SOFR + 0.74%), 0.81%, 10/24/24(h)	135,000	129,575
4.00%, 1/22/25	100,000	99,941
(SOFR + 0.69%), 0.98%, 4/22/25(h)	240,000	226,725
(SOFR + 0.91%), 0.98%, 9/25/25(h)	40,000	37,235
(3M USD LIBOR + 0.81%), 3.37%, 1/23/26(h)	50,000	48,905
(SOFR + 1.33%), 3.38%, 4/02/26(h)	490,000	479,354
(SOFR + 1.15%), 1.32%, 6/19/26(h)	210,000	192,431
(3M USD LIBOR + 0.99%), 2.50%, 2/13/31(h)	80,000	68,610
(SOFR + 1.22%), 2.65%, 3/11/32(h)	50,000	42,813
(SOFR + 1.21%), 2.57%, 10/20/32(h)	30,000	25,344

Bank of New York Mellon (The) Corp., 0.50%, 4/26/24	85,000	80,793
Citigroup, Inc.,
4.00%, 8/05/24	150,000	150,716
(SOFR + 0.69%), 0.78%, 10/30/24(h)	450,000	430,610
(SOFR + 0.67%), 0.98%, 5/01/25(h)	85,000	80,145
	Par (a)	Value
Banks (Continued)
Citigroup, Inc.,
(SOFR + 0.77%), 1.46%, 6/09/27(h)	$375,000	$333,780
4.45%, 9/29/27	100,000	99,212
Fifth Third Bancorp,
3.65%, 1/25/24	50,000	50,094
(SOFR + 0.69%), 1.71%, 11/01/27(h)	10,000	9,031
Goldman Sachs Group (The), Inc.,
(SOFR + 0.51%), 0.66%, 9/10/24(h)	470,000	451,026
(3M USD LIBOR + 1.20%), 3.27%, 9/29/25(h)	150,000	147,584
(SOFR + 0.61%), 0.86%, 2/12/26(h)	90,000	82,168
3.50%, 11/16/26	50,000	48,758
(SOFR + 0.79%), 1.09%, 12/09/26(h)	450,000	402,467
(SOFR + 0.80%), 1.43%, 3/09/27(h)	110,000	98,194
(3M USD LIBOR + 1.16%), 3.81%, 4/23/29(h)	50,000	47,967
3.80%, 3/15/30	50,000	47,231
(SOFR + 1.09%), 1.99%, 1/27/32(h)	115,000	92,902
(SOFR + 1.28%), 2.62%, 4/22/32(h)	10,000	8,458
(SOFR + 1.25%), 2.38%, 7/21/32(h)	75,000	61,983
JPMorgan Chase & Co.,
(SOFR + 0.61%), 1.56%, 12/10/25(h)	130,000	122,370
(3M CME Term SOFR + 1.59%), 2.01%, 3/13/26(h)	300,000	282,625
(SOFR + 0.80%), 1.05%, 11/19/26(h)	180,000	161,782
(SOFR + 0.70%), 1.04%, 2/04/27(h)	205,000	182,543
(SOFR + 0.77%), 1.47%, 9/22/27(h)	95,000	84,356
Morgan Stanley,
4.10%, 5/22/23	25,000	25,275
(SOFR + 0.46%), 0.53%, 1/25/24(h)	205,000	200,743
(3M USD LIBOR + 0.85%), 3.74%, 4/24/24(h)	160,000	159,926
3.70%, 10/23/24	50,000	50,096
(SOFR + 0.75%), 0.86%, 10/21/25(h)	130,000	120,537
(SOFR + 1.99%), 2.19%, 4/28/26(h)	100,000	94,311
(SOFR + 0.72%), 0.99%, 12/10/26(h)	360,000	321,333

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Banks (Continued)
Morgan Stanley,
(SOFR + 0.88%), 1.59%, 5/04/27(h)	$ 70,000	$ 62,945
(3M USD LIBOR + 1.63%), 4.43%, 1/23/30(h)	50,000	49,478
(SOFR + 3.12%), 3.62%, 4/01/31(h)	145,000	135,677

Santander Holdings USA, Inc., 3.45%, 6/02/25	40,000	39,267
SVB Financial Group, 1.80%, 2/02/31	70,000	56,011
Truist Financial Corp., 4.00%, 5/01/25	50,000	50,496
Wells Fargo & Co.,
(SOFR + 0.51%), 0.81%, 5/19/25(h)	33,000	31,027
(SOFR + 1.09%), 2.41%, 10/30/25(h)	12,000	11,525
(SOFR + 1.32%), 3.91%, 4/25/26(h)	165,000	163,840
3.53%, 3/24/28(h)	160,000	153,579
		6,836,706
Beverages – 0.0%(c)
Keurig Dr Pepper, Inc., 3.95%, 4/15/29	20,000	19,494
Building Materials – 0.2%
Boise Cascade Co., 4.88%, 7/01/30(b)	260,000	244,517
Builders FirstSource, Inc.,
5.00%, 3/01/30(b)	50,000	46,250
4.25%, 2/01/32(b)	50,000	42,687

Griffon Corp., 5.75%, 3/01/28	25,000	22,313
Louisiana-Pacific Corp., 3.63%, 3/15/29(b)	300,000	258,000
Martin Marietta Materials, Inc., 0.65%, 7/15/23	55,000	53,604
Standard Industries, Inc., 3.38%, 1/15/31(b)	50,000	39,933
		707,304
Chemicals – 0.2%
Air Products and Chemicals, Inc., 1.85%, 5/15/27	110,000	101,173
Ashland LLC, 3.38%, 9/01/31(b)	70,000	60,550
Celanese U.S. Holdings LLC, 1.40%, 8/05/26	80,000	70,955
Chemours (The) Co., 5.38%, 5/15/27	50,000	48,250
	Par (a)	Value
Chemicals (Continued)
Ecolab, Inc., 0.90%, 12/15/23	$ 35,000	$ 33,911
Ingevity Corp., 3.88%, 11/01/28(b)	45,000	40,275
PPG Industries, Inc., 1.20%, 3/15/26	65,000	59,213
Rayonier AM Products, Inc., 7.63%, 1/15/26(b)	51,000	48,440
Sherwin-Williams (The) Co., 3.13%, 6/01/24	160,000	159,176
Tronox, Inc., 4.63%, 3/15/29(b)	10,000	8,925
		630,868
Commercial Services – 0.3%
AMN Healthcare, Inc., 4.63%, 10/01/27(b)	15,000	14,402
ASGN, Inc., 4.63%, 5/15/28(b)	100,000	92,900
Block Financial LLC, 2.50%, 7/15/28	39,000	34,569
Cintas Corp. No. 2,
3.45%, 5/01/25	135,000	134,432
3.70%, 4/01/27	21,000	20,863

CPI CG, Inc., 8.63%, 3/15/26(b)	10,000	9,650
Equinix, Inc., 2.35%, 9/15/31	10,000	8,394
Gartner, Inc.,
4.50%, 7/01/28(b)	30,000	28,752
3.63%, 6/15/29(b)	20,000	17,900
3.75%, 10/01/30(b)	40,000	35,672

Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 2/01/26(b)	10,000	9,385
Nielsen Finance LLC/Nielsen Finance Co.,
5.63%, 10/01/28(b)	100,000	96,903
4.75%, 7/15/31(b)	40,000	37,805

PayPal Holdings, Inc., 2.40%, 10/01/24	200,000	196,334
Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 4/15/26(b)	50,000	47,937
Quanta Services, Inc.,
0.95%, 10/01/24	85,000	79,655
2.35%, 1/15/32	50,000	40,736
S&P Global, Inc.,
2.45%, 3/01/27(b)	80,000	75,350
1.25%, 8/15/30	110,000	89,294

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Commercial Services (Continued)

Service Corp. International, 3.38%, 8/15/30	$ 15,000	$ 12,900
		1,083,833
Computers – 0.4%
Apple, Inc., 1.40%, 8/05/28	50,000	43,886
Booz Allen Hamilton, Inc.,
3.88%, 9/01/28(b)	10,000	9,212
4.00%, 7/01/29(b)	20,000	18,448

Dell International LLC/EMC Corp., 5.85%, 7/15/25	475,000	498,669
Dell, Inc., 6.50%, 4/15/38	50,000	51,250
Fortinet, Inc., 2.20%, 3/15/31	70,000	58,299
Hewlett Packard Enterprise Co., 4.45%, 10/02/23	200,000	202,925
HP, Inc.,
2.20%, 6/17/25	70,000	66,493
1.45%, 6/17/26	145,000	130,254
4.00%, 4/15/29	310,000	294,553

International Business Machines Corp., 2.20%, 2/09/27	100,000	93,636
Kyndryl Holdings, Inc.,
2.05%, 10/15/26(b)	10,000	8,728
2.70%, 10/15/28(b)	20,000	16,670

NetApp, Inc., 1.88%, 6/22/25	20,000	18,846
		1,511,869
Cosmetics/Personal Care – 0.0%(c)
Coty, Inc., 5.00%, 4/15/26(b)	50,000	47,492
Distribution/Wholesale – 0.1%
American Builders & Contractors Supply Co., Inc., 3.88%, 11/15/29(b)	60,000	53,004
Avient Corp., 5.75%, 5/15/25(b)	100,000	100,991
G-III Apparel Group Ltd., 7.88%, 8/15/25(b)	200,000	208,000
		361,995
Diversified Financial Services – 0.4%
Air Lease Corp., 3.38%, 7/01/25	45,000	43,422
Ally Financial, Inc.,
3.05%, 6/05/23	30,000	29,952
1.45%, 10/02/23	25,000	24,303
American Express Co.,
2.50%, 7/30/24	50,000	48,947
	Par (a)	Value
Diversified Financial Services (Continued)
American Express Co.,
4.20%, 11/06/25	$ 50,000	$ 51,181

Ameriprise Financial, Inc., 3.00%, 4/02/25	100,000	98,756
Charles Schwab (The) Corp.,
0.75%, 3/18/24	30,000	28,726
1.15%, 5/13/26	50,000	45,398

Credit Acceptance Corp., 6.63%, 3/15/26	100,000	101,000
Curo Group Holdings Corp., 7.50%, 8/01/28(b)	145,000	120,713
Intercontinental Exchange, Inc.,
4.00%, 10/15/23	50,000	50,741
3.75%, 9/21/28	100,000	98,682
LPL Holdings, Inc.,
4.63%, 11/15/27(b)	100,000	94,875
4.38%, 5/15/31(b)	70,000	63,910

Mastercard, Inc., 1.90%, 3/15/31	22,000	19,127
Nationstar Mortgage Holdings, Inc.,
6.00%, 1/15/27(b)	100,000	97,000
5.50%, 8/15/28(b)	25,000	22,750
5.13%, 12/15/30(b)	80,000	69,583
Navient Corp.,
7.25%, 9/25/23	45,000	46,125
5.00%, 3/15/27	50,000	45,514
OneMain Finance Corp.,
6.88%, 3/15/25	25,000	25,125
8.88%, 6/01/25	100,000	104,950

SLM Corp., 4.20%, 10/29/25	50,000	48,838
Visa, Inc., 1.90%, 4/15/27	50,000	46,464
		1,426,082
Electric – 0.4%
AEP Texas, Inc., 3.95%, 6/01/28	50,000	49,188
Alabama Power Co., 3.05%, 3/15/32	35,000	31,936
Arizona Public Service Co., 2.20%, 12/15/31	50,000	41,335
Berkshire Hathaway Energy Co.,
4.05%, 4/15/25	100,000	101,287
1.65%, 5/15/31	25,000	20,469

Black Hills Corp., 1.04%, 8/23/24	10,000	9,438
Calpine Corp., 4.63%, 2/01/29(b)	25,000	21,849

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Electric (Continued)

Constellation Energy Generation LLC, 3.25%, 6/01/25	$ 50,000	$ 48,992
Dominion Energy, Inc., 3.38%, 4/01/30	50,000	46,298
DPL, Inc., 4.35%, 4/15/29	100,000	91,500
DTE Energy Co., 1.05%, 6/01/25	55,000	50,611
Duke Energy Corp.,
3.75%, 4/15/24	30,000	30,215
3.40%, 6/15/29	50,000	47,503

Duke Energy Progress LLC, 3.40%, 4/01/32	20,000	18,910
Entergy Louisiana LLC, 1.60%, 12/15/30	90,000	73,978
Eversource Energy, 2.90%, 10/01/24	50,000	49,146
Florida Power & Light Co., 2.45%, 2/03/32	30,000	26,466
National Rural Utilities Cooperative Finance Corp.,
1.00%, 6/15/26	85,000	76,221
2.40%, 3/15/30	100,000	88,679

NextEra Energy Capital Holdings, Inc., 2.94%, 3/21/24	80,000	79,413
NextEra Energy Operating Partners L.P., 4.50%, 9/15/27(b)	50,000	47,362
Pacific Gas and Electric Co., 2.50%, 2/01/31	80,000	63,318
Pattern Energy Operations L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(b)	40,000	37,400
PG&E Corp., 5.25%, 7/01/30	100,000	90,879
Public Service Enterprise Group, Inc., 1.60%, 8/15/30	10,000	8,097
Southern California Edison Co., 2.95%, 2/01/51	6,000	4,316
Terraform Global Operating LLC, 6.13%, 3/01/26(b)	125,000	122,812
Union Electric Co., 2.95%, 3/15/30	100,000	93,011
Virginia Electric and Power Co., 2.30%, 11/15/31	95,000	81,081
Vistra Operations Co. LLC, 5.00%, 7/31/27(b)	50,000	47,625
	Par (a)	Value
Electric (Continued)

Wisconsin Electric Power Co., 1.70%, 6/15/28	$ 10,000	$ 8,831
Wisconsin Power and Light Co., 1.95%, 9/16/31	5,000	4,187
		1,612,353
Electrical Component & Equipment – 0.1%
Emerson Electric Co., 2.00%, 12/21/28	270,000	241,344
Electronics – 0.1%
Agilent Technologies, Inc., 2.30%, 3/12/31	30,000	25,191
Amphenol Corp., 2.05%, 3/01/25	80,000	76,879
Arrow Electronics, Inc., 2.95%, 2/15/32	32,000	27,398
Atkore, Inc., 4.25%, 6/01/31(b)	35,000	30,975
Imola Merger Corp., 4.75%, 5/15/29(b)	50,000	46,500
Jabil, Inc.,
1.70%, 4/15/26	65,000	58,636
5/15/27 (g)	70,000	69,337

TD SYNNEX Corp., 2.38%, 8/09/28(b)	10,000	8,695
Trimble, Inc., 4.90%, 6/15/28	30,000	30,318
		373,929
Energy - Alternate Sources – 0.1%
Enviva Partners Finance Corp., 6.50%, 1/15/26(b)	200,000	203,792
Renewable Energy Group, Inc., 5.88%, 6/01/28(b)	10,000	10,591
		214,383
Engineering & Construction – 0.1%
Artera Services LLC, 9.03%, 12/04/25(b)	20,000	18,929
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/01/26(b)	256,000	239,360
INNOVATE Corp., 8.50%, 2/01/26(b)	20,000	19,314
Tutor Perini Corp., 6.88%, 5/01/25(b)	100,000	93,625
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 9/15/28(b)	15,000	13,249
		384,477

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Entertainment – 0.1%
Boyne USA, Inc., 4.75%, 5/15/29(b)	$ 10,000	$ 9,275
Caesars Entertainment, Inc., 6.25%, 7/01/25(b)	55,000	55,598
International Game Technology PLC, 5.25%, 1/15/29(b)	200,000	189,674
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 5/01/29(b)	10,000	8,775
Scientific Games International, Inc., 8.63%, 7/01/25(b)	45,000	47,138
Six Flags Theme Parks, Inc., 7.00%, 7/01/25(b)	100,000	103,875
Vail Resorts, Inc., 6.25%, 5/15/25(b)	100,000	102,250
		516,585
Environmental Control – 0.0%(c)
Stericycle, Inc., 3.88%, 1/15/29(b)	35,000	30,865
Waste Connections, Inc.,
2.60%, 2/01/30	5,000	4,461
3.20%, 6/01/32	55,000	49,983
		85,309
Food – 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC,
4.63%, 1/15/27(b)	50,000	46,834
3.50%, 3/15/29(b)	30,000	25,272
4.88%, 2/15/30(b)	65,000	58,829

Campbell Soup Co., 3.95%, 3/15/25	100,000	100,632
Chobani LLC/Chobani Finance Corp., Inc., 4.63%, 11/15/28(b)	30,000	27,000
General Mills, Inc., 4.00%, 4/17/25	30,000	30,424
Ingles Markets, Inc., 4.00%, 6/15/31(b)	35,000	31,430
Kraft Heinz Foods Co.,
3.88%, 5/15/27	160,000	156,460
5.20%, 7/15/45	50,000	48,907
4.38%, 6/01/46	100,000	87,614
5.50%, 6/01/50	50,000	50,348

United Natural Foods, Inc., 6.75%, 10/15/28(b)	20,000	20,015
		683,765
	Par (a)	Value
Forest Products & Paper – 0.0%(c)
Resolute Forest Products, Inc., 4.88%, 3/01/26(b)	$ 20,000	$ 19,075
Gas – 0.1%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.75%, 5/20/27	25,000	24,558
National Fuel Gas Co., 2.95%, 3/01/31	60,000	51,286
NiSource, Inc., 0.95%, 8/15/25	100,000	90,682
Southern California Gas Co., 2.55%, 2/01/30	30,000	26,601
Southwest Gas Corp., 4.05%, 3/15/32	45,000	42,545
		235,672
Healthcare - Products – 0.1%
Hologic, Inc.,
4.63%, 2/01/28(b)	50,000	48,906
3.25%, 2/15/29(b)	60,000	53,452

Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics S.A., 7.25%, 2/01/28(b)	30,000	30,300
PerkinElmer, Inc.,
0.85%, 9/15/24	270,000	252,949
1.90%, 9/15/28	55,000	47,606
		433,213
Healthcare - Services – 0.4%
Centene Corp., 2.63%, 8/01/31	80,000	66,457
Charles River Laboratories International, Inc., 4.25%, 5/01/28(b)	100,000	95,453
CHS/Community Health Systems, Inc.,
8.00%, 3/15/26(b)	50,000	51,690
5.63%, 3/15/27(b)	25,000	23,831
HCA, Inc.,
5.25%, 4/15/25	115,000	118,463
4.13%, 6/15/29	185,000	177,001
2.38%, 7/15/31	75,000	61,699
Humana, Inc.,
3.85%, 10/01/24	10,000	10,047
4.50%, 4/01/25	125,000	127,470

Laboratory Corp. of America Holdings, 1.55%, 6/01/26	200,000	182,495
LifePoint Health, Inc., 5.38%, 1/15/29(b)	30,000	25,650
ModivCare, Inc., 5.88%, 11/15/25(b)	35,000	34,300

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Healthcare - Services (Continued)
Molina Healthcare, Inc.,
4.38%, 6/15/28(b)	$200,000	$ 186,928
3.88%, 11/15/30(b)	50,000	45,100

Prime Healthcare Services, Inc., 7.25%, 11/01/25(b)	30,000	30,075
RP Escrow Issuer LLC, 5.25%, 12/15/25(b)	15,000	13,950
Syneos Health, Inc., 3.63%, 1/15/29(b)	15,000	13,270
Tenet Healthcare Corp., 6.13%, 10/01/28(b)	65,000	62,397
UnitedHealth Group, Inc., 2.00%, 5/15/30	125,000	108,398
		1,434,674
Home Builders – 0.2%
Century Communities, Inc.,
6.75%, 6/01/27	100,000	101,101
3.88%, 8/15/29(b)	125,000	105,324

LGI Homes, Inc., 4.00%, 7/15/29(b)	105,000	86,849
NVR, Inc., 3.00%, 5/15/30	45,000	40,037
Shea Homes L.P./Shea Homes Funding Corp., 4.75%, 4/01/29(b)	50,000	43,275
Tri Pointe Homes, Inc., 5.70%, 6/15/28	50,000	47,913
Williams Scotsman International, Inc., 4.63%, 8/15/28(b)	365,000	345,454
Winnebago Industries, Inc., 6.25%, 7/15/28(b)	10,000	9,925
		779,878
Household Products/Wares – 0.0%(c)
Spectrum Brands, Inc., 3.88%, 3/15/31(b)	55,000	46,062
Housewares – 0.0%(c)
Newell Brands, Inc., 4.45%, 4/01/26	100,000	99,144
Insurance – 0.3%
Aflac, Inc.,
1.13%, 3/15/26	180,000	163,993
3.60%, 4/01/30	64,000	62,319

Aon Corp., 2.80%, 5/15/30	20,000	17,791
AssuredPartners, Inc., 5.63%, 1/15/29(b)	15,000	13,192
Berkshire Hathaway, Inc., 3.13%, 3/15/26	95,000	94,307
Brown & Brown, Inc., 4.20%, 3/17/32	45,000	43,097
	Par (a)	Value
Insurance (Continued)

Corebridge Financial, Inc., 3.50%, 4/04/25(b)	$ 80,000	$ 79,189
Enstar Group Ltd., 3.10%, 9/01/31	95,000	79,669
Marsh & McLennan Cos., Inc.,
3.88%, 3/15/24	200,000	202,359
4.38%, 3/15/29	50,000	50,509
2.25%, 11/15/30	50,000	43,312
2.38%, 12/15/31	100,000	86,411

MGIC Investment Corp., 5.25%, 8/15/28	50,000	46,939
Progressive (The) Corp., 2.50%, 3/15/27	30,000	28,427
Radian Group, Inc., 6.63%, 3/15/25	100,000	101,801
		1,113,315
Internet – 0.3%
Amazon.com, Inc., 2.10%, 5/12/31	110,000	95,755
Arches Buyer, Inc., 4.25%, 6/01/28(b)	15,000	13,331
Booking Holdings, Inc., 4.63%, 4/13/30	23,000	23,519
eBay, Inc., 1.90%, 3/11/25	210,000	199,938
Expedia Group, Inc., 3.60%, 12/15/23	70,000	69,998
Match Group Holdings II LLC,
4.13%, 8/01/30(b)	75,000	67,031
3.63%, 10/01/31(b)	35,000	29,116
Netflix, Inc.,
3.63%, 6/15/25(b)	100,000	97,750
5.88%, 11/15/28	50,000	51,500
6.38%, 5/15/29	75,000	79,500
5.38%, 11/15/29(b)	75,000	75,075

TripAdvisor, Inc., 7.00%, 7/15/25(b)	5,000	5,125
Uber Technologies, Inc.,
7.50%, 5/15/25(b)	75,000	77,438
8.00%, 11/01/26(b)	200,000	209,500

VeriSign, Inc., 4.75%, 7/15/27	100,000	100,460
		1,195,036
Investment Management Companies – 0.3%
Ares Capital Corp.,
4.25%, 3/01/25	100,000	98,463
3.88%, 1/15/26	172,000	165,125
2.15%, 7/15/26	88,000	78,054
2.88%, 6/15/27	60,000	53,738
2.88%, 6/15/28	40,000	34,533

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Investment Management Companies (Continued)

Barings BDC, Inc., 3.30%, 11/23/26(b)	$ 64,000	$ 57,217
Blackstone Private Credit Fund, 2.70%, 1/15/25(b)	60,000	56,401
Compass Group Diversified Holdings LLC, 5.25%, 4/15/29(b)	40,000	35,900
FS KKR Capital Corp.,
1.65%, 10/12/24	140,000	131,078
2.63%, 1/15/27	150,000	134,454
3.25%, 7/15/27	10,000	9,057

Goldman Sachs BDC, Inc., 2.88%, 1/15/26	42,000	39,755
Golub Capital BDC, Inc., 2.50%, 8/24/26	75,000	66,838
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.38%, 2/01/29	60,000	51,764
Morgan Stanley Direct Lending Fund, 4.50%, 2/11/27(b)	60,000	56,265
Prospect Capital Corp., 3.36%, 11/15/26	60,000	53,708
		1,122,350
Iron/Steel – 0.1%
Big River Steel LLC/BRS Finance Corp., 6.63%, 1/31/29(b)	24,000	24,540
Cleveland-Cliffs, Inc.,
5.88%, 6/01/27	50,000	49,750
4.63%, 3/01/29(b)	15,000	14,060
4.88%, 3/01/31(b)	35,000	32,375

Nucor Corp., 3.13%, 4/01/32	50,000	45,007
Reliance Steel & Aluminum Co., 1.30%, 8/15/25	40,000	37,021
United States Steel Corp., 6.88%, 3/01/29	30,000	30,520
		233,273
Leisure Time – 0.0%(c)
Life Time, Inc., 5.75%, 1/15/26(b)	5,000	4,851
Royal Caribbean Cruises Ltd.,
9.13%, 6/15/23(b)	50,000	51,617
11.50%, 6/01/25(b)	15,000	16,308
		72,776
Lodging – 0.1%
Choice Hotels International, Inc., 3.70%, 12/01/29	55,000	51,395
	Par (a)	Value
Lodging (Continued)
Full House Resorts, Inc., 8.25%, 2/15/28(b)	$ 10,000	$ 9,902
Hilton Domestic Operating Co., Inc., 4.00%, 5/01/31(b)	50,000	44,717
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.88%, 7/01/31(b)	70,000	61,131
Marriott International, Inc., 5.75%, 5/01/25	9,000	9,433
Marriott Ownership Resorts, Inc., 4.50%, 6/15/29(b)	25,000	22,000
		198,578
Machinery - Construction & Mining – 0.1%
Caterpillar Financial Services Corp.,
0.45%, 5/17/24	190,000	180,424
0.80%, 11/13/25	60,000	54,829

Terex Corp., 5.00%, 5/15/29(b)	250,000	229,735
		464,988
Machinery - Diversified – 0.0%(c)
GrafTech Finance, Inc., 4.63%, 12/15/28(b)	110,000	100,403
IDEX Corp., 2.63%, 6/15/31	60,000	51,992
		152,395
Media – 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp.,
4.75%, 3/01/30(b)	100,000	89,375
4.50%, 5/01/32	100,000	84,115
4.25%, 1/15/34(b)	100,000	79,500

Charter Communications Operating LLC/Charter Communications Operating Capital, 2.25%, 1/15/29	125,000	106,516
Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.88%, 8/15/27(b)	15,000	14,119
DISH DBS Corp.,
5.88%, 11/15/24	100,000	97,000
7.75%, 7/01/26	50,000	47,033
7.38%, 7/01/28	20,000	17,488

FactSet Research Systems, Inc., 2.90%, 3/01/27	150,000	141,818

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Media (Continued)

GCI LLC, 4.75%, 10/15/28(b)	$ 20,000	$ 18,550
Nexstar Media, Inc., 5.63%, 7/15/27(b)	100,000	97,313
Sirius XM Radio, Inc.,
5.50%, 7/01/29(b)	49,000	47,121
3.88%, 9/01/31(b)	115,000	97,119
TEGNA, Inc.,
4.75%, 3/15/26(b)	55,000	54,519
5.00%, 9/15/29	200,000	194,000

Townsquare Media, Inc., 6.88%, 2/01/26(b)	15,000	14,934
		1,200,520
Mining – 0.1%
Arconic Corp., 6.13%, 2/15/28(b)	40,000	38,750
Freeport-McMoRan, Inc.,
4.55%, 11/14/24	84,000	85,124
4.13%, 3/01/28	120,000	116,033
5.45%, 3/15/43	7,000	6,997

Joseph T Ryerson & Son, Inc., 8.50%, 8/01/28(b)	13,000	13,975
		260,879
Office/Business Equipment – 0.0%(c)
CDW LLC/CDW Finance Corp., 2.67%, 12/01/26	140,000	128,572
Xerox Holdings Corp., 5.50%, 8/15/28(b)	25,000	22,500
		151,072
Oil & Gas – 0.5%
Antero Resources Corp.,
8.38%, 7/15/26(b)	3,000	3,233
7.63%, 2/01/29(b)	92,000	97,483
5.38%, 3/01/30(b)	20,000	19,542
Apache Corp.,
4.25%, 1/15/30	50,000	46,453
5.10%, 9/01/40	25,000	22,625

Ascent Resources Utica Holdings LLC/ARU Finance Corp., 8.25%, 12/31/28(b)	10,000	10,400
Chevron Corp., 1.55%, 5/11/25	80,000	75,846
Chevron USA, Inc.,
3.85%, 1/15/28	30,000	30,226
3.25%, 10/15/29	20,000	19,242
CNX Resources Corp.,
7.25%, 3/14/27(b)	125,000	127,779
6.00%, 1/15/29(b)	40,000	39,463
	Par (a)	Value
Oil & Gas (Continued)

Colgate Energy Partners III LLC, 5.88%, 7/01/29(b)	$ 10,000	$ 9,950
Conoco Funding Co., 7.25%, 10/15/31	9,000	11,198
ConocoPhillips Co.,
2.40%, 3/07/25	35,000	34,058
6.95%, 4/15/29	11,000	12,965

Continental Resources, Inc., 4.38%, 1/15/28	75,000	73,104
CrownRock L.P./CrownRock Finance, Inc., 5.00%, 5/01/29(b)	10,000	9,786
CVR Energy, Inc., 5.25%, 2/15/25(b)	25,000	24,185
Devon Energy Corp.,
4.50%, 1/15/30	35,000	34,192
7.95%, 4/15/32	19,000	23,241

Diamondback Energy, Inc., 3.13%, 3/24/31	25,000	22,309
EQT Corp.,
3.90%, 10/01/27	100,000	95,747
7.50%, 2/01/30	100,000	110,759

Exxon Mobil Corp., 2.99%, 3/19/25	80,000	79,207
Hess Corp., 4.30%, 4/01/27	50,000	49,535
Hilcorp Energy I L.P./Hilcorp Finance Co., 6.00%, 2/01/31(b)	30,000	28,951
Murphy Oil Corp., 6.38%, 7/15/28	35,000	35,607
Northern Oil and Gas, Inc., 8.13%, 3/01/28(b)	65,000	64,675
Occidental Petroleum Corp.,
8.00%, 7/15/25	40,000	43,100
5.50%, 12/01/25	25,000	25,438
8.50%, 7/15/27	65,000	73,287
6.38%, 9/01/28	45,000	47,250
3.50%, 8/15/29	75,000	70,031
6.13%, 1/01/31	25,000	26,277
6.45%, 9/15/36	25,000	27,125
4.40%, 4/15/46	50,000	42,880

Ovintiv Exploration, Inc., 5.38%, 1/01/26	50,000	51,823
Pioneer Natural Resources Co., 0.55%, 5/15/23	40,000	38,979
Range Resources Corp., 4.88%, 5/15/25	100,000	99,000
Southwestern Energy Co.,
7.75%, 10/01/27	75,000	78,265
8.38%, 9/15/28	15,000	16,219

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Oil & Gas (Continued)

Sunoco L.P./Sunoco Finance Corp., 4.50%, 5/15/29	$ 35,000	$ 31,473
Valero Energy Corp., 2.80%, 12/01/31	30,000	25,934
		1,908,842
Oil & Gas Services – 0.0%(c)
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 4.49%, 5/01/30	50,000	50,471
Bristow Group, Inc., 6.88%, 3/01/28(b)	10,000	9,800
		60,271
Packaging & Containers – 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 4/30/25(b)	200,000	198,665
Berry Global, Inc., 4.50%, 2/15/26(b)	45,000	44,269
Sealed Air Corp., 6.88%, 7/15/33(b)	60,000	65,731
		308,665
Pharmaceuticals – 0.3%
AbbVie, Inc.,
3.85%, 6/15/24	100,000	100,850
2.60%, 11/21/24	370,000	361,022
3.80%, 3/15/25	70,000	70,062

Bristol-Myers Squibb Co., 1.45%, 11/13/30	50,000	40,658
CVS Health Corp., 1.30%, 8/21/27	65,000	56,897
Herbalife Nutrition Ltd./HLF Financing, Inc., 7.88%, 9/01/25(b)	100,000	98,375
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 4.88%, 6/01/29(b)	100,000	80,492
Horizon Therapeutics USA, Inc., 5.50%, 8/01/27(b)	200,000	199,956
McKesson Corp., 0.90%, 12/03/25	75,000	67,962
Viatris, Inc., 1.65%, 6/22/25	30,000	27,521
Zoetis, Inc., 2.00%, 5/15/30	100,000	86,274
		1,190,069
	Par (a)	Value
Pipelines – 0.6%
Antero Midstream Partners L.P./Antero Midstream Finance Corp.,
5.75%, 3/01/27(b)	$ 75,000	$ 73,030
5.38%, 6/15/29(b)	65,000	60,926
Cheniere Corpus Christi Holdings LLC,
5.88%, 3/31/25	255,000	264,730
3.70%, 11/15/29	40,000	37,485

Cheniere Energy Partners L.P., 3.25%, 1/31/32(b)	40,000	34,200
Cheniere Energy, Inc., 4.63%, 10/15/28	25,000	24,188
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.00%, 2/01/29(b)	30,000	29,180
DCP Midstream Operating L.P.,
3.25%, 2/15/32	75,000	63,601
5.60%, 4/01/44	25,000	23,900

Energy Transfer L.P., 4.05%, 3/15/25	50,000	49,722
EnLink Midstream LLC,
5.63%, 1/15/28(b)	25,000	24,772
5.38%, 6/01/29	25,000	24,333
EnLink Midstream Partners L.P.,
4.85%, 7/15/26	50,000	48,625
5.45%, 6/01/47	25,000	20,250
EQM Midstream Partners L.P.,
4.13%, 12/01/26	100,000	92,875
6.50%, 7/01/27(b)	20,000	20,200
6.50%, 7/15/48	10,000	9,200

Genesis Energy L.P./Genesis Energy Finance Corp., 8.00%, 1/15/27	40,000	39,230
Global Partners L.P./GLP Finance Corp., 6.88%, 1/15/29	100,000	97,506
Harvest Midstream I L.P., 7.50%, 9/01/28(b)	35,000	35,513
Hess Midstream Operations L.P.,
5.13%, 6/15/28(b)	75,000	72,562
4.25%, 2/15/30(b)	25,000	22,932
5.50%, 10/15/30(b)	20,000	19,706
MPLX L.P.,
4.88%, 12/01/24	12,000	12,230
4.13%, 3/01/27	180,000	178,332
2.65%, 8/15/30	20,000	17,166

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Pipelines (Continued)

New Fortress Energy, Inc., 6.75%, 9/15/25(b)	$115,000	$ 113,061
ONEOK, Inc.,
2.75%, 9/01/24	50,000	48,763
6.35%, 1/15/31	60,000	65,517

Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 5.50%, 1/15/28(b)	100,000	93,216
Targa Resources Corp., 4.20%, 2/01/33	40,000	37,911
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
6.50%, 7/15/27	17,000	17,512
5.50%, 3/01/30	25,000	24,781
4.00%, 1/15/32	60,000	54,410

Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30	30,000	27,789
Western Midstream Operating L.P.,
4.65%, 7/01/26	50,000	49,312
4.75%, 8/15/28	25,000	24,344
4.55%, 2/01/30	75,000	68,902
5.50%, 8/15/48	25,000	22,250

Williams (The) Cos., Inc., 2.60%, 3/15/31	170,000	147,266
		2,191,428
Real Estate – 0.0%(c)
Howard Hughes (The) Corp., 4.38%, 2/01/31(b)	15,000	13,341
Kennedy-Wilson, Inc., 5.00%, 3/01/31	45,000	40,614
		53,955
Real Estate Investment Trusts – 0.7%
American Tower Corp.,
0.60%, 1/15/24	135,000	129,067
5.00%, 2/15/24	80,000	82,014
1.45%, 9/15/26	65,000	58,038
3.65%, 3/15/27	110,000	105,935

Camden Property Trust, 3.15%, 7/01/29	50,000	47,275
Crown Castle International Corp.,
3.20%, 9/01/24	30,000	29,753
1.35%, 7/15/25	200,000	184,425
2.90%, 3/15/27	25,000	23,406
Equinix, Inc.,
2.63%, 11/18/24	80,000	77,860
1.25%, 7/15/25	200,000	183,994
	Par (a)	Value
Real Estate Investment Trusts (Continued)

Essex Portfolio L.P., 1.70%, 3/01/28	$230,000	$201,290
Federal Realty Investment Trust, 3.95%, 1/15/24	50,000	50,309
GLP Capital L.P./GLP Financing II, Inc., 4.00%, 1/15/31	25,000	22,635
Iron Mountain Information Management Services, Inc., 5.00%, 7/15/32(b)	60,000	52,871
Iron Mountain, Inc.,
5.00%, 7/15/28(b)	75,000	71,050
4.88%, 9/15/29(b)	75,000	68,703
5.25%, 7/15/30(b)	40,000	36,662
4.50%, 2/15/31(b)	30,000	25,706
5.63%, 7/15/32(b)	50,000	45,211

iStar, Inc., 4.25%, 8/01/25	100,000	95,313
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 6/15/29(b)	80,000	71,766
MPT Operating Partnership L.P./MPT Finance Corp., 3.50%, 3/15/31	35,000	29,728
Office Properties Income Trust, 3.45%, 10/15/31	58,000	45,429
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 5.88%, 10/01/28(b)	110,000	106,700
Public Storage,
1.95%, 11/09/28	125,000	111,053
3.39%, 5/01/29	25,000	24,068

SBA Communications Corp., 3.13%, 2/01/29	10,000	8,578
Simon Property Group L.P.,
3.50%, 9/01/25	65,000	64,535
1.38%, 1/15/27	10,000	8,929
Starwood Property Trust, Inc.,
5.50%, 11/01/23(b)	35,000	35,262
4.75%, 3/15/25	50,000	49,335
3.63%, 7/15/26(b)	25,000	22,812
4.38%, 1/15/27(b)	35,000	32,651

Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 2/15/25(b)	50,000	50,875
VICI Properties L.P./VICI Note Co., Inc.,
5.75%, 2/01/27	100,000	103,000

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Real Estate Investment Trusts (Continued)
VICI Properties L.P./VICI Note Co., Inc.,
4.13%, 8/15/30(b)	$ 50,000	$ 44,918

Welltower, Inc., 4.00%, 6/01/25	25,000	25,029
XHR L.P., 6.38%, 8/15/25(b)	30,000	30,357
		2,456,542
Retail – 0.3%
Abercrombie & Fitch Management Co., 8.75%, 7/15/25(b)	225,000	235,179
Asbury Automotive Group, Inc., 4.75%, 3/01/30	35,000	31,368
Bath & Body Works, Inc.,
5.25%, 2/01/28	25,000	24,000
6.63%, 10/01/30(b)	35,000	34,811

Genuine Parts Co., 1.75%, 2/01/25	190,000	180,405
Group 1 Automotive, Inc., 4.00%, 8/15/28(b)	20,000	17,995
Lowe's Cos., Inc.,
4.00%, 4/15/25	45,000	45,594
3.35%, 4/01/27	55,000	53,662

Macy's Retail Holdings LLC, 5.88%, 4/01/29(b)	5,000	4,743
Michaels (The) Cos., Inc., 5.25%, 5/01/28(b)	20,000	17,188
Murphy Oil USA, Inc., 3.75%, 2/15/31(b)	25,000	21,959
Ross Stores, Inc., 4.70%, 4/15/27	2,000	2,057
Victoria's Secret & Co., 4.63%, 7/15/29(b)	20,000	16,407
Walmart, Inc., 1.50%, 9/22/28	75,000	66,328
Yum! Brands, Inc.,
4.75%, 1/15/30(b)	50,000	47,563
4.63%, 1/31/32	100,000	90,875
		890,134
Semiconductors – 0.2%
Amkor Technology, Inc., 6.63%, 9/15/27(b)	100,000	101,750
Analog Devices, Inc.,
1.70%, 10/01/28	40,000	35,038
2.10%, 10/01/31	30,000	25,850

Broadcom, Inc., 4.00%, 4/15/29(b)	145,000	138,211
Entegris, Inc., 3.63%, 5/01/29(b)	30,000	26,391
Intel Corp., 3.75%, 3/25/27	100,000	100,468
	Par (a)	Value
Semiconductors (Continued)

Qorvo, Inc., 1.75%, 12/15/24(b)	$ 20,000	$ 18,867
Skyworks Solutions, Inc., 0.90%, 6/01/23	95,000	92,621
Texas Instruments, Inc., 1.90%, 9/15/31	65,000	55,395
		594,591
Software – 0.3%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 3/01/25(b)	100,000	99,750
Intuit, Inc.,
1.35%, 7/15/27	60,000	53,434
1.65%, 7/15/30	45,000	37,521
MSCI, Inc.,
3.88%, 2/15/31(b)	100,000	90,250
3.63%, 11/01/31(b)	100,000	87,750
3.25%, 8/15/33(b)	55,000	46,475

Oracle Corp., 1.65%, 3/25/26	180,000	162,629
Roper Technologies, Inc., 1.00%, 9/15/25	45,000	41,173
SS&C Technologies, Inc., 5.50%, 9/30/27(b)	156,000	152,886
Take-Two Interactive Software, Inc., 3.30%, 3/28/24	70,000	69,575
VMware, Inc., 4.50%, 5/15/25	10,000	10,132
Ziff Davis, Inc., 4.63%, 10/15/30(b)	192,000	171,205
		1,022,780
Telecommunications – 0.4%
AT&T, Inc., 1.70%, 3/25/26	295,000	272,384
Consolidated Communications, Inc., 6.50%, 10/01/28(b)	15,000	13,070
Frontier Communications Holdings LLC, 5.88%, 10/15/27(b)	10,000	9,575
Level 3 Financing, Inc., 3.63%, 1/15/29(b)	100,000	81,156
Lumen Technologies, Inc.,
4.50%, 1/15/29(b)	50,000	39,508
5.38%, 6/15/29(b)	33,000	26,872

Motorola Solutions, Inc., 4.60%, 5/23/29	100,000	98,021
Sprint Capital Corp.,
6.88%, 11/15/28	50,000	54,880
8.75%, 3/15/32	75,000	95,312

Sprint Corp., 7.13%, 6/15/24	100,000	105,250

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Telecommunications (Continued)

T-Mobile USA, Inc., 3.50%, 4/15/25	$425,000	$ 418,973
Verizon Communications, Inc., 3.00%, 3/22/27	100,000	95,750
ViaSat, Inc.,
5.63%, 4/15/27(b)	100,000	92,750
6.50%, 7/15/28(b)	115,000	99,331
		1,502,832
Transportation – 0.1%
Cargo Aircraft Management, Inc., 4.75%, 2/01/28(b)	10,000	9,401
Union Pacific Corp., 3.75%, 7/15/25	90,000	90,841
United Parcel Service, Inc., 4.45%, 4/01/30	60,000	62,340
Watco Cos. LLC/Watco Finance Corp., 6.50%, 6/15/27(b)	15,000	14,475
XPO Logistics, Inc., 6.25%, 5/01/25(b)	22,000	22,493
		199,550
Trucking & Leasing – 0.1%
Fortress Transportation and Infrastructure Investors LLC,
6.50%, 10/01/25(b)	30,000	28,575
9.75%, 8/01/27(b)	320,000	326,483
		355,058
Total Corporate Bonds (Cost $44,385,891)		41,208,671

Foreign Issuer Bonds – 2.2%
Brazil – 0.1%
Vale Overseas Ltd., 6.25%, 8/10/26	280,000	294,420
Burkina Faso – 0.0%(c)
IAMGOLD Corp., 5.75%, 10/15/28(b)	30,000	25,522
Canada – 0.7%
1011778 B.C. ULC/New Red Finance, Inc.,
3.88%, 1/15/28(b)	95,000	87,400
4.00%, 10/15/30(b)	130,000	111,130

Air Canada, 3.88%, 8/15/26(b)	35,000	32,364
Bank of Montreal, 0.45%, 12/08/23	180,000	172,735
Bank of Nova Scotia (The),
0.65%, 7/31/24	95,000	89,043
	Par (a)	Value
Canada (Continued)
Bank of Nova Scotia (The),
3.45%, 4/11/25	$ 70,000	$ 69,210
1.05%, 3/02/26	90,000	80,941
1.35%, 6/24/26	160,000	144,599

Brookfield Asset Management, Inc., 4.00%, 1/15/25	50,000	50,509
Brookfield Finance I UK PLC, 2.34%, 1/30/32	20,000	16,629
Canadian Imperial Bank of Commerce,
3.30%, 4/07/25	230,000	226,637
0.95%, 10/23/25	170,000	154,459

Canadian Natural Resources Ltd., 2.95%, 7/15/30	215,000	192,579
Cascades, Inc./Cascades USA, Inc., 5.38%, 1/15/28(b)	130,000	125,450
Cenovus Energy, Inc., 5.38%, 7/15/25	6,000	6,222
Empire Communities Corp., 7.00%, 12/15/25(b)	20,000	18,950
Enbridge, Inc.,
3.50%, 6/10/24	80,000	80,006
2.50%, 1/15/25	100,000	96,983

Fairfax Financial Holdings Ltd., 3.38%, 3/03/31	25,000	22,208
Garda World Security Corp., 6.00%, 6/01/29(b)	25,000	20,715
GFL Environmental, Inc., 3.75%, 8/01/25(b)	25,000	23,688
MEG Energy Corp., 5.88%, 2/01/29(b)	20,000	19,577
Methanex Corp., 5.25%, 12/15/29	75,000	71,250
Rogers Communications, Inc.,
3.20%, 3/15/27(b)	75,000	71,379
3.80%, 3/15/32(b)	70,000	64,459
Royal Bank of Canada,
0.75%, 10/07/24	70,000	65,687
1.20%, 4/27/26	70,000	63,161
2.05%, 1/21/27	100,000	92,337

Superior Plus L.P./Superior General Partner, Inc., 4.50%, 3/15/29(b)	10,000	9,138
Taseko Mines Ltd., 7.00%, 2/15/26(b)	50,000	49,625
Tervita Corp., 11.00%, 12/01/25(b)	13,000	14,495

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Canada (Continued)
Toronto-Dominion Bank (The),
0.30%, 6/02/23	$ 50,000	$ 48,761
3.25%, 3/11/24	50,000	50,006
0.75%, 1/06/26	160,000	143,858
		2,586,190
Finland – 0.0%(c)
Nokia Oyj, 4.38%, 6/12/27	50,000	48,500
France – 0.1%
AXA S.A., 8.60%, 12/15/30	195,000	245,444
Germany – 0.1%
Deutsche Bank A.G.,
(SOFR + 1.22%), 2.31%, 11/16/27(h)	150,000	132,639
(5Y USD Swap Rate + 2.55%), 4.88%, 12/01/32(h)	200,000	183,316
		315,955
Ireland – 0.0%(c)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, 10/29/24	150,000	139,832
Italy – 0.0%(c)
Telecom Italia Capital S.A.,
6.38%, 11/15/33	50,000	43,688
6.00%, 9/30/34	20,000	17,105
		60,793
Japan – 0.5%
Honda Motor Co. Ltd.,
2.27%, 3/10/25	60,000	58,218
2.53%, 3/10/27	70,000	66,528
Mitsubishi UFJ Financial Group, Inc.,
(1Y US Treasury CMT + 0.45%), 0.96%, 10/11/25(h)	200,000	186,408
(1Y US Treasury CMT + 0.83%), 2.34%, 1/19/28(h)	275,000	251,532
2.05%, 7/17/30	200,000	166,060
Mizuho Financial Group, Inc.,
(1.25% - SOFR), 1.24%, 7/10/24(h)	200,000	194,897
(3M USD LIBOR + 1.00%), 3.92%, 9/11/24(h)	200,000	201,079

Nomura Holdings, Inc., 1.85%, 7/16/25	200,000	185,894
	Par (a)	Value
Japan (Continued)
Sumitomo Mitsui Financial Group, Inc.,
2.45%, 9/27/24	$200,000	$ 194,208
1.40%, 9/17/26	200,000	178,067

Toyota Motor Corp., 0.68%, 3/25/24	195,000	186,534
		1,869,425
Luxembourg – 0.0%(c)
ArcelorMittal S.A., 4.25%, 7/16/29	50,000	48,455
Mexico – 0.1%
America Movil S.A.B. de C.V., 2.88%, 5/07/30	200,000	179,576
Coca-Cola Femsa S.A.B. de C.V., 2.75%, 1/22/30	180,000	161,827
		341,403
Peru – 0.0%(c)
Southern Copper Corp., 3.88%, 4/23/25	5,000	4,966
Spain – 0.1%
Banco Santander S.A.,
(1Y US Treasury CMT + 0.45%), 0.70%, 6/30/24(h)	200,000	193,359
1.85%, 3/25/26	200,000	181,771
		375,130
Switzerland – 0.1%
Credit Suisse A.G., 0.52%, 8/09/23	250,000	242,009
Novartis Capital Corp., 2.20%, 8/14/30	10,000	8,895
		250,904
United Kingdom – 0.4%
BAT Capital Corp.,
2.26%, 3/25/28	48,000	40,988
4.91%, 4/02/30	71,000	68,448

BAT International Finance PLC, 4.45%, 3/16/28	100,000	96,280
HSBC Holdings PLC,
(SOFR + 0.53%), 0.73%, 8/17/24(h)	200,000	192,487
3.00%, 3/10/26(h)	200,000	192,694

Lloyds Banking Group PLC, (1Y US Treasury CMT + 0.55%), 0.70%, 5/11/24(h)	200,000	194,095
Reynolds American, Inc., 4.45%, 6/12/25	125,000	125,903
Santander UK Group Holdings PLC, (SOFR + 0.79%), 1.09%, 3/15/25(h)	300,000	283,228

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
United Kingdom (Continued)

Unilever Capital Corp., 3.38%, 3/22/25	$ 100,000	$ 100,272
Vmed O2 UK Financing I PLC, 4.75%, 7/15/31(b)	200,000	171,500
		1,465,895
Total Foreign Issuer Bonds (Cost $8,637,009)		8,072,834

Mortgage-Backed Securities – 21.9%
Commercial Mortgage-Backed Securities – 0.1%
Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, (1M USD LIBOR + 3.25%, 3.25% Floor), 3.92%, 10/15/49(b)(i)	350,000	332,833
Federal Home Loan Mortgage Corporation – 1.1%
Pool,
3.00%, 3/01/30 - 8/01/50	688,791	665,937
2.50%, 4/01/32 - 11/01/50	934,704	885,142
4.50%, 4/01/49	48,564	50,117
2.00%, 10/01/50 - 1/01/52	1,333,935	1,178,838
2.50%, 9/01/51(d)	1,480,658	1,352,891
		4,132,925
Federal Home Loan Mortgage Corporation Gold – 0.1%
Pool, 3.00%, 3/01/46 - 12/01/46	256,064	245,285
Federal National Mortgage Association – 2.5%
Pool,
2.50%, 10/01/35 - 1/01/52	4,176,907	3,835,128
3.50%, 8/01/45 - 1/01/49	98,661	96,932
3.50%, 1/01/48(d)	1,199,157	1,173,488
4.00%, 9/01/48 - 5/01/50	1,408,577	1,411,717
3.00%, 11/01/48 - 6/01/51	816,917	773,247
4.50%, 1/01/49 - 2/01/50	419,332	429,074
2.00%, 2/01/51 - 8/01/51	1,772,797	1,567,894
		9,287,480
Government National Mortgage Association – 2.5%
Pool, 5/01/52(g)	9,844,000	9,258,329
	Par (a)	Value
Government National Mortgage Association II – 1.5%
Pool,
2.50%, 12/20/46 - 8/20/51	$ 1,258,864	$ 1,169,483
3.50%, 1/20/48 - 8/20/48	1,069,752	1,056,448
4.50%, 9/20/48 - 1/20/50	145,396	148,772
3.00%, 4/20/49 - 7/20/50	1,593,483	1,527,506
2.00%, 2/20/51	978,032	891,059
10/20/51 (g)	992,170	902,191
		5,695,459
Uniform Mortgage-Backed Securities – 6.4%
Pool,
5/01/37 - 6/01/52(g)	23,951,000	22,303,010
2.00%, 11/01/51	48,841	43,152
2.50%, 11/01/51 - 1/01/52	1,382,160	1,262,825
		23,608,987
Whole Loan – 7.7%
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2017-DNA1, Class B1, (1M USD LIBOR + 4.95%, 4.95% Floor), 5.62%, 7/25/29(i)	500,000	534,216
Series 2017-DNA3, Class B1, (1M USD LIBOR + 4.45%), 5.12%, 3/25/30(i)	300,000	312,000
Series 2018-DNA1, Class B1, (1M USD LIBOR + 3.15%), 3.82%, 7/25/30(i)	690,000	672,758
FNMA Connecticut Avenue Securities,
Series 2017-C01, Class 1B1, (1M USD LIBOR + 5.75%), 6.42%, 7/25/29(i)	245,000	270,832
Series 2017-C02, Class 2B1, (1M USD LIBOR + 5.50%), 6.17%, 9/25/29(i)	473,000	512,954
Series 2017-C03, Class 1B1, (1M USD LIBOR + 4.85%), 5.52%, 10/25/29(i)	430,000	452,562
Series 2017-C04, Class 2M2, 3.52%, 11/25/29(i)	1,556,948	1,590,735
Series 2017-C04, Class 2B1, (1M USD LIBOR + 5.05%), 5.72%, 11/25/29(i)	450,000	482,608
Series 2017-C05, Class 1M2, (1M USD LIBOR + 2.20%, 2.20% Floor), 2.87%, 1/25/30(i)	943,654	950,740

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Whole Loan (Continued)
FNMA Connecticut Avenue Securities,
Series 2017-C05, Class 1B1, (1M USD LIBOR + 3.60%, 3.60% Floor), 4.27%, 1/25/30(i)	$ 667,125	$ 667,124
Series 2017-C07, Class 1M2, (1M USD LIBOR + 2.40%, 2.40% Floor), 3.07%, 5/25/30(i)	771,485	783,046
Series 2017-C07, Class 1B1, (1M USD LIBOR + 4.00%, 4.00% Floor), 4.67%, 5/25/30(i)	250,000	254,907
Series 2017-C07, Class 2B1, (1M USD LIBOR + 4.45%, 4.45% Floor), 5.12%, 5/25/30(i)	217,000	225,424
Series 2018-C01, Class 1M2, (1M USD LIBOR + 2.25%, 2.25% Floor), 2.92%, 7/25/30(i)	898,926	907,349
Series 2018-C01, Class 1B1, (1M USD LIBOR + 3.55%, 3.55% Floor), 4.22%, 7/25/30(i)	637,000	632,112
Series 2018-C02, Class 2B1, (1M USD LIBOR + 4.00%, 4.00% Floor), 4.67%, 8/25/30(i)	425,000	434,030
Series 2018-C03, Class 1B1, (1M USD LIBOR + 3.75%, 3.75% Floor), 4.42%, 10/25/30(i)	550,000	548,366
Series 2018-C05, Class 1B1, (1M USD LIBOR + 4.25%, 4.25% Floor), 4.92%, 1/25/31(i)	340,000	345,084
Series 2018-C06, Class 1M2, (1M USD LIBOR + 2.00%, 2.00% Floor), 2.67%, 3/25/31(i)	1,127,511	1,128,193
Series 2018-C06, Class 2M2, (1M USD LIBOR + 2.10%, 2.10% Floor), 2.77%, 3/25/31(i)	331,787	332,517
Series 2021-R02, Class 2M1, (30D Average SOFR + 0.90%), 1.19%, 11/25/41(b)(i)	846,236	836,135

Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-HQA2, Class B1, 5.42%, 12/25/29(i)	300,000	315,352
	Par (a)	Value
Whole Loan (Continued)
Freddie Mac STACR Trust,
Series 2018-DNA2, Class M2, 2.82%, 12/25/30(b)(i)	$1,525,286	$1,536,712
Series 2018-HQA2, Class M2, (1M USD LIBOR + 2.30%), 2.97%, 10/25/48(b)(i)	1,300,000	1,304,138
Series 2019-DNA1, Class M2, (1M USD LIBOR + 2.65%), 3.32%, 1/25/49(b)(i)	635,803	641,425
Series 2019-HQA1, Class M2, (1M USD LIBOR + 2.35%), 3.02%, 2/25/49(b)(i)	542,940	546,608
Series 2019-HQA2, Class M2, 2.72%, 4/25/49(b)(i)	978,858	982,541
Series 2019-DNA4, Class M2, (1M USD LIBOR + 1.95%), 2.62%, 10/25/49(b)(i)	180,270	180,425
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1M2, (1M USD LIBOR + 2.40%), 3.07%, 4/25/31(b)(i)	251,759	251,759
Series 2018-R07, Class 1M2C, (1M USD LIBOR + 2.40%), 3.07%, 4/25/31(b)(i)	290,687	290,687
Series 2019-R01, Class 2M2, (1M USD LIBOR + 2.45%), 3.12%, 7/25/31(b)(i)	32,094	32,195
Series 2019-R01, Class 2M2C, (1M USD LIBOR + 2.45%), 3.12%, 7/25/31(b)(i)	389,999	388,732
Series 2019-R02, Class 1M2, (1M USD LIBOR + 2.30%, 2.30% Floor), 2.97%, 8/25/31(b)(i)	94,077	94,113
Series 2019-R06, Class 2M2, (1M USD LIBOR + 2.10%), 2.77%, 9/25/39(b)(i)	587,537	587,537
Series 2019-R07, Class 1M2, (1M USD LIBOR + 2.10%), 2.77%, 10/25/39(b)(i)	110,673	110,673
Series 2020-R02, Class 2M2, (1M USD LIBOR + 2.00%), 2.67%, 1/25/40(b)(i)	1,246,692	1,245,415

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Whole Loan (Continued)
Connecticut Avenue Securities Trust,
Series 2020-R01, Class 1M2, (1M USD LIBOR + 2.05%, 2.05% Floor), 2.72%, 1/25/40(b)(i)	$1,458,930	$1,459,374
Series 2020-SBT1, Class 1M2, (1M USD LIBOR + 3.65%), 4.32%, 2/25/40(b)(i)	511,533	506,463
Series 2021-R01, Class 1B1, (30D Average SOFR + 3.10%), 3.39%, 10/25/41(b)(i)	150,000	138,937
Series 2021-R03, Class 1B1, (30D Average SOFR + 2.75%, 2.75% Floor), 3.04%, 12/25/41(b)(i)	275,000	246,125
Freddie Mac STACR REMIC Trust,
Series 2021-HQA1, Class M1, (30D Average SOFR + 0.70%), 0.99%, 8/25/33(b)(i)	109,827	109,413
Series 2021-HQA1, Class M2, (30D Average SOFR + 2.25%), 2.54%, 8/25/33(b)(i)	150,000	147,193
Series 2021-DNA3, Class M2, (30D Average SOFR + 2.10%), 2.39%, 10/25/33(b)(i)	30,000	29,211
Series 2021-DNA7, Class B1, (30D Average SOFR + 3.65%), 3.94%, 11/25/41(b)(i)	260,000	242,612
Series 2022-HQA1, Class M1A, 2.39%, 3/25/42(b)(i)	47,396	47,449
Series 2022-HQA1, Class M1B, 3.79%, 3/25/42(b)(i)	350,000	357,435
Series 2019-HQA4, Class M2, (1M USD LIBOR + 2.05%), 2.72%, 11/25/49(b)(i)	118,107	118,107
Series 2020-DNA1, Class M2, (1M USD LIBOR + 1.70%), 2.37%, 1/25/50(b)(i)	550,382	548,295
Series 2020-HQA1, Class M2, (1M USD LIBOR + 1.90%), 2.57%, 1/25/50(b)(i)	58,499	58,542
Series 2020-DNA2, Class M2, (1M USD LIBOR + 1.85%, 1.85% Floor), 2.52%, 2/25/50(b)(i)	1,569,648	1,567,751
	Par (a)	Value
Whole Loan (Continued)
Freddie Mac STACR REMIC Trust,
Series 2020-HQA2, Class M2, (1M USD LIBOR + 3.10%), 3.77%, 3/25/50(b)(i)	$565,723	$ 567,961
Series 2020-DNA4, Class M2, (1M USD LIBOR + 3.75%), 4.42%, 8/25/50(b)(i)	140,946	141,505
Series 2020-HQA4, Class M2, (1M USD LIBOR + 3.15%), 3.82%, 9/25/50(b)(i)	143,093	143,277
Series 2020-DNA6, Class M1, (30D Average SOFR + 0.90%), 1.19%, 12/25/50(b)(i)	15,700	15,682
Series 2021-DNA1, Class M1, (30D Average SOFR + 0.65%), 0.94%, 1/25/51(b)(i)	6,069	6,062

Freddie Mac STACR, Series 2019-HQA3, Class M2, (1M USD LIBOR + 1.85%), 2.52%, 9/25/49(b)(i)	354,613	353,722
		28,187,120
Total Mortgage-Backed Securities (Cost $83,095,656)		80,748,418

	Number of Shares
Preferred Stocks – 2.7%
Chemicals – 0.2%
Lyondellbasell Advanced Polymers, Inc., 6.00%	669	588,720
Computers – 0.2%
NCR Corp., 5.50%(j)	556	766,446
Diversified Financial Services – 0.3%
AMG Capital Trust II, 5.15%(d)	10,807	597,627
Cowen, Inc., 5.63%(d)	548	594,004
		1,191,631
Electric – 0.1%
Algonquin Power & Utilities Corp., 7.75%Canada)	11,531	543,341
Engineering & Construction – 0.3%
Fluor Corp., 6.50%(b)(k)	964	1,214,881

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Number of Shares	Value
Metal Fabricate/Hardware – 0.1%
RBC Bearings, Inc., 5.00%	3,169	$ 286,763
Real Estate Investment Trusts – 1.3%
AGNC Investment Corp., 6.13%(i)	21,599	499,369
Arbor Realty Trust, Inc., 6.25%(i)	34,424	834,438
Chimera Investment Corp., 8.00%(i)	17,820	435,521
Granite Point Mortgage Trust, Inc., 7.00%(i)	23,198	528,682
MFA Financial, Inc., 6.50%(i)	35,021	796,377
New Residential Investment Corp., 6.38%(i)	34,070	729,439
New York Mortgage Trust, Inc., 6.88%(i)	18,982	449,494
Ready Capital Corp., 7.00%	19,284	499,841
		4,773,161
Savings & Loans – 0.2%
New York Community Capital Trust V, 6.00%	15,900	779,076
Total Preferred Stocks (Cost $9,817,466)		10,144,019

Rights – 0.0%(c)
Pharmaceuticals – 0.0%(c)
Zogenix Inc. Cvr(l)*	21,009	14,379
Total Rights (Cost $14,286)		14,379

Warrants – 0.0%(c)
Healthcare - Services – 0.0%(c)
UpHealth, Inc., Strike Price $11.50, Expires 7/01/24*	254	23
Total Warrants (Cost $—)		23

Investment Companies – 0.1%
ProShares Short 20+ Year Treasury*	29,259	570,843
Total Investment Companies (Cost $514,999)		570,843

	Number of Shares/Par	Value
Short-Term Investments – 14.9%
Corporate Bonds – 0.0%(c)
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23	$ 100,000	$ 101,570
Media – 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, 7/23/22	200,000	200,343
Money Market Fund – 6.3%
Northern Institutional Funds - Treasury Portfolio (Premier), 0.18%(m)	23,046,998	23,046,998
Electronics – 0.4%
OSI Systems, Inc., 1.25%, 9/01/22(d)	751,000	746,794
II-VI, Inc., 0.25%, 9/01/22(d)(e)	560,000	740,600
		1,487,394
Real Estate Investment Trusts – 0.5%
iStar, Inc., 3.13%, 9/15/22(d)	458,000	563,111
Granite Point Mortgage Trust, Inc., 5.63%, 12/01/22(b)	1,072,000	1,054,580
		1,617,691
Biotechnology – 0.3%
Innoviva, Inc., 2.13%, 1/15/23(d)	1,158,000	1,195,635
Aerospace/Defense – 0.0%(c)
Boeing (The) Co., 1.17%, 2/04/23	30,000	29,640
Electric – 0.0%(c)
NextEra Energy Capital Holdings, Inc., 0.65%, 3/01/23	105,000	103,310
Healthcare - Services – 0.0%(c)
Anthem, Inc., 0.45%, 3/15/23	130,000	127,687
U.S. Treasury Bills – 7.3%
U.S. Treasury Bill, 0.48%(n)	6,000,000	5,994,885

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Number of Shares/Par	Value
U.S. Treasury Bills (Continued)
U.S. Treasury Bill, 0.20%(n)	$ 3,000,000	$ 2,999,977
U.S. Treasury Bill, 0.84%, 7/28/22(n)	18,000,000	17,964,112
		26,958,974
Total Short-Term Investments (Cost $54,580,779)		54,869,242

Number of Contracts		Notional Amount
Purchased Options – 0.0%(c)
Call Options - Exchange Traded – 0.0%(c)
Healthcare Trust of America, Inc., Strike Price $32.00, Expires 5/20/22	86	261,956	3,870
MagnaChip Semiconductor Corp., Strike Price $20.00, Expires 5/20/22	232	424,328	21,460
Sierra Oncology, Strike Price $55.00, Expires 5/20/22	112	610,512	2,240
Spirit Airlines, Inc., Strike Price $30.00, Expires 5/20/22	138	325,818	2,070
			29,640
Put Options - Exchange Traded – 0.0%(c)
Vonage Holdings Corp., Strike Price $19.00, Expires 6/17/22	8	15,968	620
Total Purchased Options (Premiums Received $41,783)			30,260
Total Long Positions – 105.3% (Cost $399,366,132)			388,162,261

	Number of Shares	Value
Short Positions – (7.3)%(o)
Common Stocks – (7.3)%
Aerospace/Defense – (0.0)%(c)
Kaman Corp.	(2,830)	(110,398)
Airlines – (0.1)%
Southwest Airlines Co.	(6,899)	(322,321)
Spirit Airlines, Inc.	(4,377)	(103,341)
		(425,662)
Biotechnology – (0.4)%
Exact Sciences Corp.(e)	(5,097)	(280,590)
Halozyme Therapeutics, Inc.	(7,944)	(316,966)
	Number of Shares	Value
Biotechnology (Continued)
Innoviva, Inc.	(24,751)	$ (422,252)
Insmed, Inc.(e)	(26,275)	(577,262)
Ligand Pharmaceuticals, Inc.	(105)	(9,750)
		(1,606,820)
Building Materials – (0.1)%
Patrick Industries, Inc.	(4,205)	(261,761)
Commercial Services – (0.5)%
Chegg, Inc.	(2,939)	(72,711)
GXO Logistics, Inc.	(1,933)	(114,414)
Marathon Digital Holdings, Inc.	(6,468)	(100,901)
Rentokil Initial PLC (United Kingdom)	(101,617)	(697,933)
Sabre Corp.	(57,881)	(606,014)
Stride, Inc.	(10,030)	(394,179)
		(1,986,152)
Computers – (0.2)%
Lumentum Holdings, Inc.(e)	(1,823)	(148,046)
Mitek Systems, Inc.	(13,702)	(153,051)
NCR Corp.	(12,043)	(421,866)
		(722,963)
Cosmetics/Personal Care – (0.1)%
Beauty Health (The) Co.	(13,345)	(174,820)
Diversified Financial Services – (0.7)%
Affiliated Managers Group, Inc.	(557)	(69,942)
Coinbase Global, Inc., Class A	(1,091)	(122,967)
Cowen, Inc., Class A	(14,916)	(340,831)
Encore Capital Group, Inc.	(15,554)	(899,177)
I3 Verticals, Inc., Class A	(5,922)	(162,559)
LendingTree, Inc.	(364)	(28,909)
PRA Group, Inc.	(8,007)	(336,534)
SoFi Technologies, Inc.	(13,030)	(79,744)
Upstart Holdings, Inc.	(718)	(53,864)
WisdomTree Investments, Inc.	(71,522)	(416,973)
		(2,511,500)
Electric – (0.3)%
Algonquin Power & Utilities Corp. (Canada)	(23,721)	(342,768)
NRG Energy, Inc.	(17,723)	(636,256)
		(979,024)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Number of Shares	Value
Electronics – (0.3)%
II-VI, Inc.(e)	(17,974)	$ (1,100,189)
OSI Systems, Inc.	(334)	(26,419)
		(1,126,608)
Energy - Alternate Sources – (0.2)%
Array Technologies, Inc.	(27,040)	(176,571)
Enphase Energy, Inc.(e)	(2,128)	(343,459)
Sunnova Energy International, Inc.(e)	(11,146)	(192,492)
		(712,522)
Engineering & Construction – (0.2)%
Fluor Corp.	(32,022)	(792,544)
Food – (0.1)%
Chefs' Warehouse (The), Inc.	(9,919)	(363,035)
Healthcare - Products – (0.0)%(c)
Haemonetics Corp.	(1,353)	(68,557)
Home Builders – (0.1)%
Winnebago Industries, Inc.	(6,706)	(356,625)
Internet – (0.3)%
Etsy, Inc.	(724)	(67,470)
Groupon, Inc.(e)	(1,531)	(29,870)
Magnite, Inc.	(3,708)	(35,782)
NortonLifeLock, Inc.	(2,105)	(52,709)
Perficient, Inc.	(1,675)	(166,512)
Q2 Holdings, Inc.	(2,672)	(138,223)
Snap, Inc., Class A	(4,712)	(134,103)
Spotify Technology S.A.	(360)	(36,594)
TripAdvisor, Inc.	(6,616)	(169,833)
Upwork, Inc.	(7,562)	(158,575)
Wayfair, Inc., Class A	(449)	(34,546)
Zillow Group, Inc., Class C	(5,697)	(226,854)
		(1,251,071)
Leisure Time – (0.3)%
Callaway Golf Co.(e)	(16,330)	(358,280)
Norwegian Cruise Line Holdings Ltd.(e)	(10,044)	(201,181)
Royal Caribbean Cruises Ltd.	(8,556)	(665,058)
		(1,224,519)
Lodging – (0.2)%
Marcus (The) Corp.(e)	(34,514)	(542,905)
Machinery - Construction & Mining – (0.1)%
Bloom Energy Corp., Class A	(17,179)	(318,842)
	Number of Shares	Value
Media – (0.1)%
Cable One, Inc.	(215)	$ (250,734)
DISH Network Corp., Class A	(6,619)	(188,708)
		(439,442)
Metal Fabricate/Hardware – (0.1)%
RBC Bearings, Inc.	(1,170)	(196,970)
Oil & Gas – (0.4)%
Centennial Resource Development, Inc., Class A	(110,854)	(858,010)
Pioneer Natural Resources Co.	(2,958)	(687,646)
		(1,545,656)
Oil & Gas Services – (0.0)%(c)
Helix Energy Solutions Group, Inc.	(35,833)	(147,274)
Pharmaceuticals – (0.1)%
Coherus Biosciences, Inc.	(20,792)	(187,959)
Jazz Pharmaceuticals PLC	(1,126)	(180,408)
		(368,367)
Real Estate – (0.1)%
Realogy Holdings Corp.	(25,787)	(282,625)
Redfin Corp.(e)	(1,304)	(14,540)
		(297,165)
Real Estate Investment Trusts – (0.6)%
Healthcare Realty Trust, Inc.	(8,161)	(221,000)
iStar, Inc.	(29,947)	(504,307)
Pebblebrook Hotel Trust	(26,450)	(645,909)
Summit Hotel Properties, Inc.	(63,264)	(624,416)
		(1,995,632)
Retail – (0.0)%(c)
Cheesecake Factory (The), Inc.	(2,467)	(91,057)
Semiconductors – (0.3)%
Entegris, Inc.	(5,225)	(582,013)
Impinj, Inc.	(2,189)	(107,830)
MACOM Technology Solutions Holdings, Inc.	(2,794)	(142,354)
Wolfspeed, Inc.	(1,098)	(100,698)
		(932,895)
Software – (1.0)%
8x8, Inc.	(4,245)	(38,927)
Avaya Holdings Corp.(e)	(650)	(6,011)
Bandwidth, Inc., Class A	(1,095)	(24,221)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Number of Shares	Value
Software (Continued)
Bentley Systems, Inc., Class B	(4,385)	$ (185,880)
BigCommerce Holdings, Inc., Series 1	(3,306)	(59,078)
Blackline, Inc.	(1,612)	(108,085)
Ceridian HCM Holding, Inc.	(4,131)	(231,873)
DigitalOcean Holdings, Inc.	(1,884)	(74,286)
Envestnet, Inc.	(3,439)	(273,882)
Everbridge, Inc.(e)	(1,190)	(51,289)
Fastly, Inc. Class A	(752)	(11,957)
LivePerson, Inc.	(4,881)	(110,408)
MicroStrategy, Inc., Class A	(566)	(200,460)
New Relic, Inc.(e)	(1,524)	(96,424)
Porch Group, Inc.	(5,886)	(21,778)
Progress Software Corp.	(9,842)	(472,219)
RingCentral, Inc., Class A	(355)	(30,122)
Splunk, Inc.	(912)	(111,282)
Take-Two Interactive Software, Inc.	(2,099)	(250,852)
Unity Software, Inc.	(1,058)	(70,262)
Verint Systems, Inc.	(8,410)	(458,850)
Workiva, Inc.(e)	(3,744)	(361,333)
Ziff Davis, Inc.	(4,509)	(398,415)
		(3,647,894)
Telecommunications – (0.1)%
Infinera Corp.	(52,886)	(406,693)
Transportation – (0.2)%
Air Transport Services Group, Inc.	(17,080)	(534,604)
	Number of Shares	Value
Transportation (Continued)
CryoPort, Inc.	(3,959)	$ (89,315)
SFL Corp. Ltd. (Norway)	(6,943)	(68,875)
		(692,794)
Trucking & Leasing – (0.1)%
Greenbrier (The) Cos., Inc.	(9,742)	(416,081)
Total Common Stocks (Proceeds $29,558,272)		(26,714,248)

	Par
Mortgage-Backed Securities – (0.0)%(c)
Uniform Mortgage-Backed Securities – (0.0)%(c)
Pool, 5/01/52(g)	$(143,000)	(134,834)
Total Mortgage-Backed Securities (Proceeds $135,350)		(134,834)
Total Short Positions – (7.3)% (Proceeds $29,693,622)		(26,849,082)
Total Written Options – (0.0)%(c) (Premiums Received $125,539)		(33,592)
Other Assets less Liabilities – 2.0%(p)		7,201,144
NET ASSETS – 100.0%		$368,480,731
Percentages shown are based on Net Assets.
All securities are United States companies, unless noted otherwise in parentheses.

(a)	Par value is in USD unless otherwise indicated.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Morningstar Funds Trust.
(c)	Amount rounds to less than 0.05%.
(d)	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap agreements.
(e)	Security represents underlying investment on open options contracts.
(f)	Zero coupon bond.
(g)	When-Issued Security. Coupon rate was not yet in effect at April 30, 2022.
(h)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate as of April 30, 2022 is disclosed.
(i)	Variable rate security. Rate as of April 30, 2022 is disclosed.
(j)	Distributions from this security are a made via payments in-kind (PIK) unless otherwise noted in the description.
(k)	Restricted security that has been deemed illiquid. At April 30, 2022, the value of these restricted illiquid securities amounted to $1,214,881 or 0.33% of net assets. Additional information on these restricted illiquid securities is as follows:

Security	Acquisition Date	Acquisition Cost
Fluor Corp., 6.50%	5/14/21-5/21/21	$ 981,446

(l)	Investment is valued using significant unobservable inputs (Level 3).
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
(m)	7-day current yield as of April 30, 2022 is disclosed.
(n)	Discount rate at the time of purchase.
(o)	Securities sold short are not owned by the Fund and cannot produce income.
(p)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.
*	Non-Income Producing Security

Abbreviations:
1M	1 Month
1Y	1 Year
3M	3 Month
5Y	5 Year
BDC	Business Development Company
CMT	Constant Maturity
CVR	Contingent Value Rights
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
Freddie Mac	Federal Home Loan Mortgage Corporation
L.P.	Limited Partnership
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
MSCI	Morgan Stanley Capital International
PLC	Public Limited Company
REMIC	Real Estate Mortgage Investment Conduit
S&P	Standards & Poor's
SOFR	United States Secured Overnight Financing Rate
STACR	Structured Agency Credit Risk
USD	United States Dollar

Futures Contracts outstanding at April 30, 2022: Exchange Traded

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-Bund	56	6/08/2022	EUR	9,073,667	$ (608,122)
Long Gilt	15	6/28/2022	GBP	2,233,986	(6,125)
Total Long Contracts					$ (614,247)
Short Contracts
Euro-BTP Italian Government Bond	(5)	6/08/2022	EUR	687,511	$ 78,126
Euro-OAT	(22)	6/08/2022	EUR	3,384,786	159,752
10-Year Australian Treasury Bond	(24)	6/15/2022	AUD	2,105,063	(2,902)
10-Year U.S. Treasury Note	(134)	6/21/2022	USD	15,966,938	975,656
U.S. Treasury Long Bond	(1)	6/21/2022	USD	140,687	3,568
Ultra 10-Year U.S. Treasury Note	(4)	6/21/2022	USD	516,000	31,304
Ultra U.S. Treasury Bond	(10)	6/21/2022	USD	1,604,375	87,788
10-Year Canadian Government Bond	(28)	6/30/2022	CAD	2,754,120	(9,937)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
Futures Contracts outstanding at April 30, 2022: Exchange Traded (continued)

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note	(16)	6/30/2022	USD	3,373,000	$ 61,250
5-Year U.S. Treasury Note	(151)	6/30/2022	USD	17,013,453	770,706
Total Short Contracts					$2,155,311
					$1,541,064

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2022:

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

06/15/22	U.S. Dollars	6,011,852	British Pounds	4,584,800	Morgan Stanley	$ 246,269
06/15/22	U.S. Dollars	4,106,183	Euro	3,734,550	Morgan Stanley	157,556
06/15/22	U.S. Dollars	2,425,931	Australian Dollars	3,285,300	Morgan Stanley	102,698
06/15/22	U.S. Dollars	1,739,943	Swedish Krona	16,693,200	Morgan Stanley	37,623
06/15/22	U.S. Dollars	671,402	Norwegian Kroner	6,001,400	Morgan Stanley	31,453
06/15/22	U.S. Dollars	2,464,406	Canadian Dollars	3,134,440	Morgan Stanley	24,782
06/15/22	U.S. Dollars	275,614	Euro	250,000	Deutsche Bank	11,284
06/15/22	U.S. Dollars	148,867	Australian Dollars	200,000	Deutsche Bank	7,435
06/15/22	U.S. Dollars	150,857	Swedish Krona	1,420,000	Deutsche Bank	6,050
06/15/22	U.S. Dollars	97,598	Australian Dollars	130,000	JPMorgan Chase	5,668
06/15/22	U.S. Dollars	99,200	New Zealand Dollars	145,000	Morgan Stanley	5,601
06/15/22	U.S. Dollars	108,387	Swedish Krona	1,030,000	Bank of America	3,351
06/15/22	U.S. Dollars	78,110	British Pounds	60,000	Bank of America	2,657
06/15/22	U.S. Dollars	57,358	Swedish Krona	540,000	JPMorgan Chase	2,291
06/15/22	U.S. Dollars	29,996	Australian Dollars	40,000	Bank of America	1,710
06/15/22	U.S. Dollars	11,085	Euro	10,000	Bank of America	512
06/15/22	U.S. Dollars	11,536	Swiss Francs	10,700	Morgan Stanley	509
06/15/22	U.S. Dollars	95,884	Hong Kong Dollars	750,000	Morgan Stanley	206
06/15/22	U.S. Dollars	14,659	Singapore Dollars	20,000	JPMorgan Chase	197
06/15/22	U.S. Dollars	94,558	Hong Kong Dollars	740,000	Barclays	155
06/15/22	U.S. Dollars	51,128	Hong Kong Dollars	400,000	JPMorgan Chase	100
06/15/22	U.S. Dollars	7,325	Singapore Dollars	10,000	Citibank	94
06/15/22	Swedish Krona	276,500	U.S. Dollars	28,116	Morgan Stanley	81
Total Unrealized Appreciation						$ 648,282

06/15/22	U.S. Dollars	8,927	Hong Kong Dollars	70,000	Barclays	$ (3)
06/15/22	Swiss Francs	3,100	U.S. Dollars	3,331	Morgan Stanley	(136)
06/15/22	Hong Kong Dollars	1,574,145	U.S. Dollars	201,037	Morgan Stanley	(222)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2022: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
06/15/22	U.S. Dollars	53,141	British Pounds	42,700	Morgan Stanley	$ (556)
06/15/22	New Zealand Dollars	23,800	U.S. Dollars	16,210	Morgan Stanley	(847)
06/15/22	U.S. Dollars	381,356	Euro	362,620	Morgan Stanley	(2,051)
06/15/22	Canadian Dollars	170,100	U.S. Dollars	134,720	Morgan Stanley	(2,326)
06/15/22	Australian Dollars	238,979	U.S. Dollars	172,219	Goldman Sachs	(3,223)
06/15/22	Euro	333,039	U.S. Dollars	366,728	Goldman Sachs	(14,598)
06/15/22	Australian Dollars	375,297	U.S. Dollars	282,030	Bank of America	(16,634)
06/15/22	Swedish Krona	5,515,038	U.S. Dollars	586,762	Morgan Stanley	(24,356)
06/15/22	Norwegian Kroner	6,001,400	U.S. Dollars	688,674	Morgan Stanley	(48,726)
06/15/22	Euro	1,513,548	U.S. Dollars	1,653,813	Morgan Stanley	(53,503)
06/15/22	Australian Dollars	2,157,100	U.S. Dollars	1,594,024	Morgan Stanley	(68,609)
06/15/22	British Pounds	1,842,000	U.S. Dollars	2,412,371	Morgan Stanley	(95,977)
Total Unrealized Depreciation						$(331,767)
Net Unrealized Appreciation						$ 316,515

Written Call Option Contracts outstanding at April 30, 2022: Exchange Traded

Description	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value
Bloom Energy Corp.	49	USD	90,944	24.00	5/20/2022	$ (1,715)
Coinbase Global, Inc.	6	USD	67,626	190.00	5/20/2022	(300)
Exact Sciences Corp.	27	USD	148,635	65.00	7/15/2022	(10,395)
Ii-Vi, Inc.	24	USD	146,904	70.00	7/15/2022	(6,000)
Infinera Corp.	241	USD	185,329	9.00	5/20/2022	(3,013)
Insmed, Inc.	88	USD	193,336	23.00	5/20/2022	(9,020)
SoFi Technologies, Inc.	86	USD	52,632	10.00	5/20/2022	(344)
Workiva, Inc.	11	USD	106,161	115.00	5/20/2022	(2,805)
Total Written Call Options Contracts (Premiums Received $125,539)						$(33,592)

Long Contracts for Difference at April 30, 2022: Over the Counter

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Abbott Laboratories	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	4,007	Monthly	$ 456,616	$ (9,358)
Advanced Micro Devices, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	3,700	Monthly	316,400	(21,512)
Alcoa Corp.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	5,429	Monthly	368,013	(54,970)
Altice USA, Inc., Class A	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	57,665	Monthly	535,358	(106,305)
Altria Group, Inc.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	4,360	Monthly	246,154	10,234
Altria Group, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	6,864	Monthly	386,886	12,112
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
Long Contracts for Difference at April 30, 2022: Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
American Electric Power Co., Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	5,959	Monthly	$ 590,516	$ (15,276)
American Express Co.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	2,651	Monthly	463,963	(20,266)
American International Group, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	8,162	Monthly	477,538	(15,300)
American International Group, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	10,106	Monthly	591,217	(54,557)
American Water Works Company, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	451	Monthly	69,480	(3,780)
Apache Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	7,548	Monthly	309,870	2,591
Apache Corp.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	1,363	Monthly	56,229	(2,407)
Apache Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	14,908	Monthly	611,882	(40,505)
Applied Materials, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	4,321	Monthly	476,803	(9,624)
Arch Capital Group Ltd.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	570	Monthly	26,032	(1,309)
Archer-Daniels-Midland Co.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	1,919	Monthly	171,839	(8,329)
AT&T, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	25,670	Monthly	491,649	(9,430)
AT&T, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	23,977	Monthly	458,798	(7,795)
AutoNation, Inc.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	4,400	Monthly	509,900	55,305
AutoZone, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	152	Monthly	297,217	(31,144)
AutoZone, Inc.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	37	Monthly	72,333	(8,717)
AutoZone, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	99	Monthly	193,563	(21,727)
Avantor, Inc.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	7,681	Monthly	244,838	5,875
Avery Dennison Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	461	Monthly	83,244	6,064
Axalta Coating Systems, Ltd.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	862	Monthly	21,868	344
Barrick Gold Corp.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	25,632	Monthly	571,715	(73,472)
Baxter International, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	7,972	Monthly	566,466	(15,963)
Biogen, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	2,303	Monthly	477,670	(11,810)
Black Knight, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	7,139	Monthly	469,655	51
Booz Allen Hamilton Holding Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	822	Monthly	67,093	(5,426)
BorgWarner, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	1,765	Monthly	65,002	(1,821)
BorgWarner, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	4,702	Monthly	173,151	(2,186)
Boyd Gaming Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	9,306	Monthly	563,732	(20,685)
Boyd Gaming Corp.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	7,423	Monthly	450,449	(9,554)
Bristol-Myers Squibb Co.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	1,915	Monthly	145,527	466
Bristol-Myers Squibb Co.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	5,663	Monthly	429,209	(11,203)
Brixmor Property Group REIT, Inc.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	5,033	Monthly	129,407	1,972
Brixmor Property Group REIT, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	1,171	Monthly	29,716	(625)
Cable One, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	194	Monthly	226,327	(42,065)
Caesars Entertainment, Inc.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	1,975	Monthly	130,869	(4,866)
Callon Petroleum Co.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	4,454	Monthly	228,347	(16,885)
Camden Property Trust REIT	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	1,862	Monthly	292,089	(11,566)
Campbell Soup	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	7,340	Monthly	347,869	9,912
Cardinal Health, Inc.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	4,523	Monthly	264,715	(15,259)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
Long Contracts for Difference at April 30, 2022: Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Cardinal Health, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	5,294	Monthly	$ 307,273	$ (26,144)
Cboe Global Markets, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	1,895	Monthly	214,088	(2,151)
CBRE Group, Inc., Class A	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	2,077	Monthly	172,467	(3,185)
Celanese Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	3,340	Monthly	493,030	16,379
Charles River Laboratories International, Inc.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	1,496	Monthly	361,234	(56,281)
Charter Communications, Inc., Class A	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	347	Monthly	148,675	(30,196)
Chevron Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	3,007	Monthly	471,043	(47,754)
Chubb Limited	U.S. Fed Funds	2/8/2023	JPMorgan Chase	1,568	Monthly	323,714	(4,960)
Church & Dwight Co., Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	4,230	Monthly	412,661	(22,548)
Cisco Systems, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	11,243	Monthly	550,837	(23,792)
Cleveland Cliffs, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	28,330	Monthly	722,048	(122,817)
Clorox (The) Co.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	822	Monthly	119,087	1,114
CMS Energy Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	3,540	Monthly	243,152	(10,447)
ConocoPhillips	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	6,356	Monthly	607,100	(1,283)
Crocs, Inc.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	7,103	Monthly	471,745	(36,530)
Crown Holdings, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	481	Monthly	52,922	(4,222)
CSX Corp.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	8,611	Monthly	295,660	(3,326)
CSX Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	16,913	Monthly	580,715	(7,012)
CVS Health Corp.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	4,725	Monthly	457,051	(46,682)
CVS Health Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	1,411	Monthly	136,396	(9,529)
D.R. Horton, Inc.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	405	Monthly	28,180	(718)
D.R. Horton, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	1,032	Monthly	71,817	(2,735)
Dell Technologies, Inc., Class C	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	7,590	Monthly	359,483	3,740
Dell Technologies, Inc., Class C	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	3,430	Monthly	162,588	41
Devon Energy Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	3,935	Monthly	228,898	425
Discover Financial Services	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	1,343	Monthly	151,013	(5,352)
Duke Reality Corp	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	2,314	Monthly	126,686	(11,877)
DuPont de Nemours, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	3,519	Monthly	231,998	(4,496)
DXC Technology	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	8,201	Monthly	235,359	(6,305)
DXC Technology	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	27,735	Monthly	795,886	(66,045)
Eastman Chemical Co.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	2,056	Monthly	211,063	(11,835)
Ebay, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	7,336	Monthly	380,865	(9,190)
Elastic N.V.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	3,135	Monthly	238,688	(11,424)
Eli Lilly	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	254	Monthly	74,199	2,522
Energy, Inc.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	1,042	Monthly	70,672	(3,425)
Equitable Holdings, Inc.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	7,801	Monthly	224,846	(20,574)
Equity Residential	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	1,403	Monthly	114,339	(13,544)
Equity Residential	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	414	Monthly	33,732	(4,261)
Equity Residential	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	3,766	Monthly	306,884	(30,625)
Estee Lauder (The) Cos., Inc., Class A	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	154	Monthly	40,660	(1,129)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
Long Contracts for Difference at April 30, 2022: Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Exelon Corp.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	5,284	Monthly	$ 247,121	$ (17,766)
Exelon Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	7,218	Monthly	337,611	(17,731)
Expedia Group, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	1,367	Monthly	238,864	(9,451)
Exxon Mobil Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	5,671	Monthly	483,432	660
Fair Isaac Corporation	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	1,221	Monthly	456,053	(185)
Federal Realty Investment Trust	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	3,991	Monthly	470,994	(11,837)
FedEx Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	426	Monthly	84,661	(2,649)
Flex Ltd.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	8,014	Monthly	132,133	(3,464)
Fortive Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	7,313	Monthly	420,496	(1,640)
Freeport-McMoRan, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	13,973	Monthly	568,341	(124,105)
Gartner, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	1,652	Monthly	479,923	(14,091)
General Electric Co.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	7,449	Monthly	555,548	(106,435)
General Mills, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	978	Monthly	69,664	382
General Motors Co.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	3,493	Monthly	132,593	(2,311)
Gilead Sciences, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	7,914	Monthly	469,595	(23,051)
Halliburton Co.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	9,280	Monthly	330,495	(48,671)
Hanesbrands, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	11,765	Monthly	155,997	(8,360)
Hartford Financial Services Group (The), Inc.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	5,460	Monthly	381,723	(23,027)
Hartford Financial Services Group (The), Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	2,991	Monthly	209,131	(15,344)
HCA Healthcare, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	409	Monthly	87,749	508
Healthpeak Properties, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	2,039	Monthly	66,897	(3,367)
Hewlett Packard Enterprise Co.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	3,775	Monthly	58,165	(1,140)
Hologic, Inc.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	6,403	Monthly	460,832	(51,344)
Home Depot (The), Inc.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	1,933	Monthly	580,533	(20,843)
Home Depot (The), Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	1,555	Monthly	467,060	234
Honeywell International, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	783	Monthly	151,506	2,243
HP, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	15,512	Monthly	568,180	(2,507)
Huntsman Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	571	Monthly	19,339	(752)
Illinois Tool Works, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	2,379	Monthly	468,863	234
Intercontinental Exchange, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	379	Monthly	43,892	(427)
JB Hunt Transport Services, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	734	Monthly	125,399	1,096
JB Hunt Transport Services, Inc.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	1,069	Monthly	182,595	(2,534)
JB Hunt Transport Services, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	885	Monthly	151,182	(551)
Johnson Controls International PLC	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	7,100	Monthly	425,058	(21,745)
Johnson Controls International PLC	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	4,385	Monthly	262,494	(8,762)
Kellogg Co.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	7,102	Monthly	486,423	6,186
Keysight Technologies, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	2,721	Monthly	381,622	(13,657)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
Long Contracts for Difference at April 30, 2022: Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Kimberly-Clarke Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	1,787	Monthly	$ 248,079	$ (113)
Kinder Morgan, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	30,439	Monthly	560,889	(22,017)
KLA Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	1,233	Monthly	393,581	(10,683)
Kohls Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	4,103	Monthly	237,467	(5,268)
Kroger (The) Co.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	8,384	Monthly	452,380	(25,508)
Kroger (The) Co.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	10,423	Monthly	562,275	(80,512)
L Brands, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	873	Monthly	46,156	(471)
Lam Research Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	996	Monthly	463,877	2,600
LIncoln National Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	884	Monthly	53,201	(4,215)
LIncoln National Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	5,936	Monthly	359,050	(28,749)
Live Nation Entertainment, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	4,343	Monthly	455,474	(4,493)
Lockheed Martin Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	1,201	Monthly	518,926	(30,943)
Loews Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	1,911	Monthly	120,082	(3,579)
Loews Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	951	Monthly	59,741	(2,550)
Lowe's Cos., Inc.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	2,970	Monthly	589,491	(24,290)
Lowe's Cos., Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	2,399	Monthly	476,210	(39)
LyondellBasell Industries N.V., Class A	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	3,381	Monthly	358,392	15,120
Macys, Inc.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	10,103	Monthly	244,119	4,374
Magna International, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	3,830	Monthly	230,824	(4,568)
Marathon Petroleum Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	7,095	Monthly	619,083	1,250
Marathon Petroleum Corp.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	3,884	Monthly	338,822	1,427
Marriott International, Inc., Class A	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	2,850	Monthly	505,910	(5,637)
Masco Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	2,077	Monthly	109,424	7,298
Match Group, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	3,523	Monthly	278,988	6,588
Mattel, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	10,892	Monthly	264,742	23,266
Mcdonalds Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	286	Monthly	71,257	(292)
Mcdonalds Corp.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	1,504	Monthly	374,648	(3,548)
Mcdonalds Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	690	Monthly	171,897	(1,334)
McKesson Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	1,019	Monthly	315,479	(8,747)
McKesson Corp.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	1,045	Monthly	323,437	(17,066)
McKesson Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	727	Monthly	225,055	(12,420)
MGM Resorts International	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	23,832	Monthly	977,938	(2,990)
Micron Technology, Inc.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	5,805	Monthly	396,351	(22,154)
Mid-America Apartment Communities, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	2,306	Monthly	455,990	(12,543)
Mohawk Industries, Inc.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	148	Monthly	20,873	2,669
Molina Healthcare, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	113	Monthly	35,386	(2,216)
Molson Coors Beverage Co., Class B	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	6,335	Monthly	342,930	(9,486)
MSCI, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	614	Monthly	258,635	(21,373)
NetApp, Inc.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	1,292	Monthly	95,261	(5,644)
Newmont Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	7,578	Monthly	552,045	(5,492)
Nordstrom, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	9,944	Monthly	255,665	(28,435)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
Long Contracts for Difference at April 30, 2022: Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Norfolk Southern Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	2,259	Monthly	$ 582,526	$ (1,629)
Norfolk Southern Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	733	Monthly	189,013	(2,702)
NRG Energy, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	6,031	Monthly	218,592	(21,623)
Occidental Petroleum Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	12,879	Monthly	709,455	(19,754)
Occidental Petroleum Corp.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	2,156	Monthly	119,085	(14,156)
Omnicom Group, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	712	Monthly	54,202	(2,053)
Omnicom Group, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	2,491	Monthly	189,614	(6,179)
Onemain Holdings, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	4,308	Monthly	197,824	(5,513)
Otis Worldwide Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	2,178	Monthly	158,634	(1,275)
Ovintiv, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	3,824	Monthly	195,742	3,395
Packaging Corp. Of America	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	3,781	Monthly	609,303	1,356
PBF Energy, Inc., Class A	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	6,638	Monthly	192,900	5,661
Penn National Gaming, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	460	Monthly	16,903	90
Pfizer, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	21,448	Monthly	1,052,409	20,116
Phillips 66	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	5,607	Monthly	486,443	17,586
PPL Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	16,832	Monthly	476,449	(15,382)
Procter & Gamble (The) Co.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	2,791	Monthly	450,914	865
Procter & Gamble (The) Co.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	3,857	Monthly	622,620	5,114
Prologis, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	458	Monthly	73,383	(1,272)
PTC Therapeutics, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	249	Monthly	28,438	(171)
Public Storage	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	7	Monthly	2,600	(216)
QUALCOMM, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	3,446	Monthly	481,308	1,211
Quest Diagnostics, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	6,708	Monthly	902,330	8,556
Range Resources Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	15,509	Monthly	464,319	(5,837)
Ryder System, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	3,721	Monthly	260,087	9,068
Ryder System, Inc.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	3,083	Monthly	215,456	20,888
Ryder System, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	2,100	Monthly	146,772	11,532
Salesforce.com, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	895	Monthly	157,463	1,874
SBA Communications Corp.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	290	Monthly	100,648	(6,437)
Seagate Technology, LLC	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	5,939	Monthly	487,125	(16,891)
SeaWorld Entertainment, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	37	Monthly	2,485	(233)
Semiconductor Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	8,932	Monthly	465,382	(22,037)
Service Corp., (US) International	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	311	Monthly	20,404	(999)
Simon Property Group, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	5,535	Monthly	647,943	(59,061)
SM Energy Co.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	13,744	Monthly	488,332	(57,822)
Southwest Airlines Co.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	4,536	Monthly	211,907	2,234
Southwestern Energy	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	36,839	Monthly	276,251	(36,144)
Steris, PLC	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	3,695	Monthly	436,098	(19,783)
STORE Capital Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	4,729	Monthly	134,439	(6,106)
Synaptics Incorporated	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	2,070	Monthly	307,268	122
Tapestry, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	924	Monthly	30,417	80
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	7,003	Monthly	516,661	(16,757)
Target Corp.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	1,383	Monthly	316,155	(6,984)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
Long Contracts for Difference at April 30, 2022: Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
TC Energy Corp.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	1,823	Monthly	$ 96,437	$ (2,819)
Tenet Healthcare Corp.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	2,159	Monthly	156,536	(16,474)
Thor Industries, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	315	Monthly	24,113	210
Toll Brothers, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	8,404	Monthly	389,677	6,454
Toll Brothers, Inc.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	6,146	Monthly	287,225	5,739
TopBuild Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	1,005	Monthly	182,025	7,457
Transocean Ltd.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	29,785	Monthly	111,965	(18,444)
Tyson Foods, Inc., Class A	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	876	Monthly	81,605	(1,044)
Tyson Foods, Inc., Class A	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	1,972	Monthly	183,683	(2,156)
Under Armour, Inc., Class A	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	23,446	Monthly	360,115	(2,595)
Under Armour, Inc., Class A	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	3,005	Monthly	46,150	(2,050)
Union Pacific Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	2,406	Monthly	563,677	(48)
United Parcel Service, Inc., Class B	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	2,997	Monthly	539,266	(33,071)
United Parcel Service, Inc., Class B	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	1,230	Monthly	221,353	(10,032)
United States Steel Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	14,425	Monthly	439,798	(43,298)
United States Steel Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	3,501	Monthly	106,777	(23,321)
Valero Energy Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	4,480	Monthly	499,400	37,736
VeriSign, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	1,211	Monthly	216,375	(37,632)
Vornado Realty Trust	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	10,978	Monthly	424,940	(23,689)
Voya Financial, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	1,943	Monthly	122,675	(6,437)
Voya Financial, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	4,175	Monthly	263,572	(20,078)
Vulcan Materials Co.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	224	Monthly	38,588	(386)
Walt Disney (The) Co.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	5,033	Monthly	562,112	(32,479)
Westlake Chemical Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	2,812	Monthly	355,812	(575)
WestRock Co.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	7,960	Monthly	394,241	(7,102)
WestRock Co.	U.S. Fed Funds + 0.20%	2/8/2023	JPMorgan Chase	3,708	Monthly	183,616	8,673
Weyerhaeuser Co.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	26,256	Monthly	1,082,221	(7,928)
Whirlpool Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	1,921	Monthly	348,679	11,705
Whirlpool Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	1,275	Monthly	231,409	13,665
Wynn Resorts Finance LLC/Wynn Resourts Capital Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	5,962	Monthly	420,445	(15,973)
Xylem, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	127	Monthly	10,223	(530)
Yum Brands, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	154	Monthly	18,015	(835)
Zoetis, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	2,659	Monthly	472,056	(13,412)
Total (Cost $75,725,210)				1,274,571		$73,149,242	$(2,575,968)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
Short Contracts for Difference at April 30, 2022: Over the Counter

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
AbbVie, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(2,442)	Monthly	$ (362,112)	$ 27,045
AES (The) Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(18,501)	Monthly	(380,709)	35,378
AES (The) Corp.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(27,314)	Monthly	(561,803)	106,933
Albertsons Companies, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(15,129)	Monthly	(473,902)	9,978
Allstate Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(1,017)	Monthly	(128,685)	13,420
Ally Financial, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(24,686)	Monthly	(993,823)	87,090
Altria Group, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(9,063)	Monthly	(511,079)	(7,810)
Amazon.com, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(56)	Monthly	(139,193)	22,520
American Airlines Group, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(16,143)	Monthly	(302,994)	11,372
American Express Co.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(702)	Monthly	(123,010)	5,916
American Homes 4 Rent, L.P.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(992)	Monthly	(39,290)	1,163
American Tower Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(1,144)	Monthly	(275,956)	20,769
AmerisourceBergen Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(153)	Monthly	(23,147)	1,624
Amgen, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(932)	Monthly	(217,331)	17,284
Amgen, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(509)	Monthly	(118,690)	9,670
Aptiv PLC	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(1,072)	Monthly	(114,061)	(828)
Aramark Services, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(15,834)	Monthly	(573,964)	9,044
Arrow Electronics, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(403)	Monthly	(47,498)	184
Ashland Global Holdings, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(2,373)	Monthly	(249,091)	(3,984)
Ashland Global Holdings, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(721)	Monthly	(75,678)	(3,975)
Assurant, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(643)	Monthly	(116,949)	2,651
Avis Budget Group, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(199)	Monthly	(53,267)	6,049
Baker Hughes Co., Class A	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(4,645)	Monthly	(144,087)	4,952
Baker Hughes Co., Class A	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(8,749)	Monthly	(271,371)	56,891
Baker Hughes Co., Class A	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(1,918)	Monthly	(59,494)	12,297
Ball Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(3,543)	Monthly	(287,547)	16,419
Ball Corp.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(3,951)	Monthly	(320,639)	24,757
Bausch Health Cos., Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(34,754)	Monthly	(660,666)	92,453
Bausch Health Cos., Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(6,258)	Monthly	(118,942)	27,370
Bausch Health Cos., Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(3,047)	Monthly	(57,921)	6,127
Becton Dickinson and Company	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(9)	Monthly	(2,194)	147
Bed Bath & Beyond, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(16,043)	Monthly	(218,346)	55,133
Berkshire Hathaway, Inc., Class B	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(151)	Monthly	(48,747)	1,922
Berkshire Hathaway, Inc., Class B	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(98)	Monthly	(31,634)	2,338
Best Buy Co., Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(88)	Monthly	(7,914)	313
Block, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(4,585)	Monthly	(456,386)	15,135
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
Short Contracts for Difference at April 30, 2022: Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Boeing (The) Co.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(1,258)	Monthly	$ (187,238)	$ 25,554
Booking Holdings, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(31)	Monthly	(68,520)	774
Boston Scientific Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(9,646)	Monthly	(406,189)	17,271
Boston Scientific Corp.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(3,719)	Monthly	(156,596)	10,164
Boston Scientific Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(6,957)	Monthly	(292,948)	11,351
Broadcom, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(840)	Monthly	(465,656)	26,030
Broadridge Financial Solutions, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(795)	Monthly	(114,580)	5,598
Brookfield Asset Management Inc., Class A	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(5,691)	Monthly	(283,731)	35,761
Brown & Brown, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(5,863)	Monthly	(363,385)	33,716
Brunswick Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(3,424)	Monthly	(258,882)	1,074
Canadian Natural Resources Ltd.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(7,474)	Monthly	(462,416)	14,948
Canadian Natural Resources Ltd.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(9,532)	Monthly	(589,724)	50,731
Canadian Pacific Railway Ltd.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(3,079)	Monthly	(226,228)	4,912
Capital One Financial Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(4,385)	Monthly	(546,453)	46,750
Carlisle Companies, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(193)	Monthly	(50,056)	(2,628)
Carnival Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(48,358)	Monthly	(836,585)	67,683
Carvana Co.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(7,160)	Monthly	(414,978)	222,113
Caterpillar, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(2,733)	Monthly	(578,434)	12,714
Caterpillar, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(367)	Monthly	(77,529)	5,567
CDW Corporation of Delaware	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(2,884)	Monthly	(470,596)	22,988
CenterPoint Energy, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(2,289)	Monthly	(70,066)	2,793
CenterPoint Energy, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(2,330)	Monthly	(71,316)	4,386
CenterPoint Energy, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(1,446)	Monthly	(44,259)	2,418
Charter Communications, Inc., Class A	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(867)	Monthly	(371,497)	63,437
Charter Communications, Inc., Class A	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(396)	Monthly	(169,667)	51,143
Comcast Corp., Class A	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(8,021)	Monthly	(320,675)	37,876
Comcast Corp., Class A	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(2,165)	Monthly	(86,658)	16,006
Comcast Corp., Class A	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(3,786)	Monthly	(151,548)	25,864
Conagra Brands, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(4,262)	Monthly	(150,202)	3,741
Conagra Brands, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(7,865)	Monthly	(277,164)	(5,821)
Conagra Brands, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(5,172)	Monthly	(182,268)	769
ConocoPhillips	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(1,650)	Monthly	(158,104)	11,929
Constellation Brands, Inc., Class A	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(83)	Monthly	(20,425)	404
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
Short Contracts for Difference at April 30, 2022: Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Continental Resources (OK), Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(3,169)	Monthly	$ (176,100)	$ 9,877
Corteva, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(10,250)	Monthly	(591,281)	20,029
Danaher Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(2,083)	Monthly	(523,272)	26,258
Darden Restaurants, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(725)	Monthly	(97,011)	176
DaVita, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(1,251)	Monthly	(135,567)	11,740
Deere & Co.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(1,511)	Monthly	(571,978)	36,197
Dell Technologies, Inc., Class C	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(9,941)	Monthly	(470,592)	1,009
Delta Air Lines, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(10,266)	Monthly	(441,741)	6,780
Delta Air Lines, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(11,232)	Monthly	(483,313)	(66,585)
Dentsply Sirona, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(9,754)	Monthly	(390,058)	9,368
Devon Energy Corp.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(10,365)	Monthly	(602,890)	40,339
Digital Realty Trust, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(315)	Monthly	(46,025)	1,219
DISH Network Corp., Class A	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(16,388)	Monthly	(467,217)	34,748
DISH Network Corp., Class A	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(17,505)	Monthly	(499,029)	67,083
Dollar Tree, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(2,745)	Monthly	(445,921)	13,839
Dominion Energy, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(7,086)	Monthly	(578,495)	23,035
Dow, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(1,092)	Monthly	(72,618)	2,184
Edison International	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(859)	Monthly	(59,691)	1,830
Edison International	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(2,836)	Monthly	(197,060)	6,991
Edison International	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(3,464)	Monthly	(240,705)	7,837
Electronic Arts, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(2,040)	Monthly	(457,057)	19,181
Enbridge, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(12,881)	Monthly	(562,086)	39,586
Entegris, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(3,366)	Monthly	(374,926)	4,287
EQT Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(11,845)	Monthly	(470,822)	63,052
Equifax, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(1,905)	Monthly	(387,681)	32,248
Equinix, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(244)	Monthly	(175,443)	12,140
Fidelity National Information Services, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(697)	Monthly	(69,105)	2,790
FirstEnergy Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(6,598)	Monthly	(285,763)	26,256
Fiserv, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(4,743)	Monthly	(464,402)	12,507
Foot Locker, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(7,474)	Monthly	(220,102)	5,948
Ford Motor Co.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(30,714)	Monthly	(437,982)	24,265
Ford Motor Co.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(39,612)	Monthly	(564,687)	54,619
Fox Corp., Class A	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(45)	Monthly	(1,613)	107
Gap (The), Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(42,624)	Monthly	(535,779)	(36,225)
Gap (The), Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(34,921)	Monthly	(438,699)	57,577
Global Payments, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(3,564)	Monthly	(488,192)	(9,048)
Goodyear Tire & Rubber (The) Co.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(43,696)	Monthly	(582,025)	(4,801)
Hess Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(2,589)	Monthly	(266,845)	8,754
HF Sinclair Corporation	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(12,726)	Monthly	(483,824)	(1,127)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
Short Contracts for Difference at April 30, 2022: Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(751)	Monthly	$ (116,622)	$ (1,456)
Host Hotels & Resorts, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(3,093)	Monthly	(62,942)	650
Host Hotels & Resorts, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(35,909)	Monthly	(730,725)	(32,655)
Howmet Aerospace Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(5,723)	Monthly	(195,267)	4,809
Howmet Aerospace Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(10,648)	Monthly	(363,297)	14,068
Humana, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(515)	Monthly	(229,489)	(582)
Hyatt Hotels Corp., Class A	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(1,005)	Monthly	(95,434)	(150)
Intel Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(9,924)	Monthly	(432,572)	30,283
International Business Machines Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(4,530)	Monthly	(598,954)	27,319
International Paper Co.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(12,577)	Monthly	(582,044)	14,860
Iron Mountain, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(11,050)	Monthly	(593,710)	32,604
Iron Mountain, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(8,009)	Monthly	(430,309)	18,756
Johnson & Johnson	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(1,611)	Monthly	(290,721)	3,244
KB Home	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(14,638)	Monthly	(474,706)	(1,020)
Kinder Morgan, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(2,214)	Monthly	(40,797)	2,487
Kohls Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(4,367)	Monthly	(252,759)	(2,268)
Kraft Heinz Foods Co.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(7,146)	Monthly	(304,634)	1,208
Kraft Heinz Foods Co.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(14,124)	Monthly	(602,087)	(6,619)
L Brands, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(11,395)	Monthly	(602,649)	(58,268)
L3Harris Technologies, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(151)	Monthly	(35,070)	2,360
Lamb Weston Holdings, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(1,532)	Monthly	(101,264)	3,218
Lamb Weston Holdings, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(11,465)	Monthly	(757,811)	12,178
Las Vegas Sands Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(13,432)	Monthly	(475,880)	16,403
Leidos Holdings, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(4,505)	Monthly	(466,297)	25,920
Lennar Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(901)	Monthly	(69,255)	104
Lithia Motors, Inc., Class A	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(1,020)	Monthly	(288,793)	12,719
Lumen Technologies, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(8,514)	Monthly	(85,650)	6,386
Marathon Petroleum Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(8,359)	Monthly	(208,299)	16,391
Marriott International, Inc., Class A	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(2,622)	Monthly	(465,444)	17,225
Marsh & McLennan Cos., Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(172)	Monthly	(27,428)	1,653
Marvell Technology, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(6,198)	Monthly	(360,350)	31,053
Merck & Co., Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(801)	Monthly	(71,039)	(2,572)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
Short Contracts for Difference at April 30, 2022: Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
MGIC Investment Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(7,420)	Monthly	$ (96,904)	$ 1,114
MGIC Investment Corp.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(1,642)	Monthly	(21,443)	(48)
MGIC Investment Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(6,827)	Monthly	(89,158)	3,758
Mondelez International, Inc., Class A	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(9,092)	Monthly	(586,266)	(8,287)
Moodys Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(871)	Monthly	(275,651)	5,177
Motorola Solutions, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(2,695)	Monthly	(575,889)	30,017
Motorola Solutions, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(1,043)	Monthly	(222,864)	23,913
Murphy Oil Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(11,025)	Monthly	(419,816)	62,858
National Oilwell Varco, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(3,515)	Monthly	(63,725)	7,405
Navient Corp.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(11,696)	Monthly	(185,836)	8,434
Netflix, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(380)	Monthly	(72,330)	56,057
Newell Brands, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(1,387)	Monthly	(32,109)	(596)
Newell Brands, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(927)	Monthly	(21,460)	(603)
NextEra Energy, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(7,869)	Monthly	(558,851)	22,630
NiSource, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(5,502)	Monthly	(161,687)	8,159
Nordstrom, Inc.	U.S. Fed Funds + (0.445)%	2/8/2023	JPMorgan Chase	(3,753)	Monthly	(97,329)	6,066
Northrop Grumman Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(548)	Monthly	(240,791)	4,384
Norwegian Cruise Line Holdings Ltd.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(15,904)	Monthly	(318,535)	(1,410)
NRG Energy, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(12,212)	Monthly	(442,654)	39,958
Olin Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(1,010)	Monthly	(57,974)	1,978
Omega Healthcare Investors, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(7,095)	Monthly	(185,533)	8,231
Oneok, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(2,948)	Monthly	(189,442)	19,256
Oracle Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(6,176)	Monthly	(453,314)	17,318
Oshkosh Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(1,052)	Monthly	(97,244)	4,622
Ovintiv, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(2,566)	Monthly	(131,354)	7,903
PayPal Holdings, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(4,265)	Monthly	(374,991)	95,293
Performance Food Group, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(8,991)	Monthly	(442,792)	9,995
Perkinelmer, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(9)	Monthly	(1,320)	53
PG&E Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(38,923)	Monthly	(492,361)	(18,278)
Philip Morris International, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(3,425)	Monthly	(342,493)	9,127
Pinnacle West Capital Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(31)	Monthly	(2,234)	163
Pioneer Natural Resources Co.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(641)	Monthly	(149,012)	2,418
Pioneer Natural Resources Co.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(153)	Monthly	(35,567)	3,704
Progressive Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(1,765)	Monthly	(189,488)	1,732
Prudential Financial, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(3,159)	Monthly	(342,783)	25,549
PulteGroup, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(10,540)	Monthly	(440,146)	1,585
Qorvo, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(195)	Monthly	(22,187)	88
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
Short Contracts for Difference at April 30, 2022: Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Quanta Services, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(3,905)	Monthly	$ (453,132)	$ 65,859
Radian Group, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(12,653)	Monthly	(270,629)	5,839
Ralph Lauren Corp., Class A	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(2,042)	Monthly	(213,055)	8,910
Raymond James Financial, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(4,586)	Monthly	(446,935)	61,744
Raytheon Technologies Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(10,728)	Monthly	(1,018,207)	100,723
Rexford Industrial Reality, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(5,987)	Monthly	(467,221)	18,086
Ross Stores, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(211)	Monthly	(21,051)	1,045
Royal Caribbean Cruises Ltd.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(13,399)	Monthly	(1,041,470)	47,665
Schlumberger Ltd.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(1,094)	Monthly	(42,676)	2,889
Scotts Miracle-Gro (The) Co.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(4,025)	Monthly	(418,314)	930
Sealed Air Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(8,868)	Monthly	(569,395)	16,602
Sempra Energy	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(3,218)	Monthly	(519,250)	22,146
Sherwin-Williams (The) Co.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(2,224)	Monthly	(611,504)	(66,802)
Sherwin-Williams (The) Co.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(1,238)	Monthly	(340,394)	(31,184)
Southern (The) Co.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(4,758)	Monthly	(349,165)	14,775
Southern (The) Co.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(3,365)	Monthly	(246,949)	8,219
Spirit AeroSystems Holdings, Inc., Class A	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(184)	Monthly	(7,735)	683
Steel Dynamics, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(581)	Monthly	(49,818)	2,245
Sun Communities, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(2,095)	Monthly	(367,815)	23,656
Sysco Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(5,369)	Monthly	(461,298)	706
TC Energy Corp.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(6,552)	Monthly	(352,779)	20,030
Teck Resources Ltd., Class B	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(2,846)	Monthly	(112,302)	(6,317)
Teck Resources Ltd., Class B	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(24,866)	Monthly	(981,148)	29,529
Teledyne Technologies, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(1,006)	Monthly	(434,124)	49,169
Tesla, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(665)	Monthly	(579,036)	80,995
T-Mobile US, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(2,570)	Monthly	(316,466)	15,400
T-Mobile US, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(2,642)	Monthly	(325,312)	25,651
Tractor Supply Company	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(1,144)	Monthly	(230,452)	5,955
TransDigm, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(182)	Monthly	(108,255)	4,081
TransDigm, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(477)	Monthly	(283,703)	21,968
TransDigm, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(456)	Monthly	(271,224)	17,511
Twilio Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(2,132)	Monthly	(238,400)	15,788
Uber Technologies, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(1,566)	Monthly	(49,298)	323
United Airlines Holdings, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(12,221)	Monthly	(617,143)	(79,786)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
Short Contracts for Difference at April 30, 2022: Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
United Rentals North America, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(440)	Monthly	$ (139,259)	$ 243
United Rentals North America, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(1,387)	Monthly	(438,998)	31,958
UnitedHealth Group, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(308)	Monthly	(156,632)	3,818
UnitedHealth Group, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(790)	Monthly	(401,725)	29,583
UnitedHealth Group, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(885)	Monthly	(450,059)	14,885
Universal Health Services, Inc., Class B	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(1,104)	Monthly	(135,272)	11,483
Universal Health Services, Inc., Class B	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(504)	Monthly	(61,744)	11,840
Universal Health Services, Inc., Class B	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(2,118)	Monthly	(259,508)	61,157
US Foods Holding Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(3,093)	Monthly	(116,355)	(4,450)
Verisk Analytics, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(2,099)	Monthly	(428,289)	15,627
Verizon Communications, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(11,420)	Monthly	(536,035)	73,679
ViacomCBS, Inc., Class B	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(1,218)	Monthly	(35,467)	594
VICI Properties, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(15,859)	Monthly	(472,753)	(1,380)
Vistra Operations Co. LLC	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(18,498)	Monthly	(462,806)	(3,063)
Walmart, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(3,300)	Monthly	(504,835)	13,943
Walmart, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(269)	Monthly	(41,154)	802
Welltower, Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(2,466)	Monthly	(223,921)	15,232
Western Union (The) Co.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(1,384)	Monthly	(23,196)	3,128
Williams (The) Cos., Inc.	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(1,014)	Monthly	(34,768)	134
Williams (The) Cos., Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(18,021)	Monthly	(617,919)	18,402
Willis Towers Watson, PLC	U.S. Fed Funds + (0.15)%	2/8/2023	JPMorgan Chase	(574)	Monthly	(124,145)	14,218
Xerox Holdings Corp.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(16,527)	Monthly	(291,225)	19,619
Zimmer Biomet Holdings, Inc.	U.S. Fed Funds + 0.32%	1/26/2023	Barclays	(3,645)	Monthly	(440,710)	17,466
ZoomInfo Technologies, Inc.	U.S. Fed Funds + 0.33%	2/27/2023	Goldman Sachs	(397)	Monthly	(18,817)	2,645
Total (Cost $73,515,828)				(1,451,037)		$(69,927,368)	$3,588,460

Interest Rate Swap Contracts outstanding at April 30, 2022: Exchange Traded

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
8.45% (Monthly)	28-Day MXN-TIIE-BANXICO (Monthly)	9/15/2027	MXN	6,250,000	$ 9,055	$ —	$ 9,055
8.86% (Monthly)	28-Day MXN-TIIE-BANXICO (Monthly)	9/15/2027	MXN	14,980,000	10,052	—	10,052
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
Interest Rate Swap Contracts outstanding at April 30, 2022: Exchange Traded (continued)

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
8.90% (Monthly)	28-Day MXN-TIIE-BANXICO (Monthly)	9/15/2027	MXN	6,840,000	$ 4,097	$ —	$ 4,097
9.00% (Monthly)	28-Day MXN-TIIE-BANXICO (Monthly)	9/15/2027	MXN	6,280,000	2,592	—	2,592
1.83% (Annually)	1-Day GBP Sterling Overnight Index Average Rate (Annually)	9/21/2027	GBP	150,000	2,804	—	2,804
1.86% (Annually)	2-Day USD SOFR (Annually)	9/21/2027	USD	380,000	17,019	—	17,019
1.89% (Annually)	1-Day GBP Sterling Overnight Index Average Rate (Annually)	9/21/2027	GBP	310,000	4,670	—	4,670
1.98% (Annually)	2-Day USD SOFR (Annually)	9/21/2027	USD	420,000	16,507	—	16,507
2.20% (Semi-Annually)	1-Day SGD SORA (Semi-Annually)	9/21/2027	SGD	330,000	2,450	—	2,450
2.22% (Semi-Annually)	3M CAD CIDOR (Semi-Annually)	9/21/2027	CAD	3,750,000	138,191	4,909	133,282
2.24% (Annually)	1-Day GBP Sterling Overnight Index Average Rate (Annually)	9/21/2027	GBP	310,000	(1,744)	(942)	(802)
2.25% (Annually)	1-Day GBP Sterling Overnight Index Average Rate (Annually)	9/21/2027	GBP	200,000	(1,212)	—	(1,212)
2.28% (Annually)	2-Day USD SOFR (Annually)	9/21/2027	USD	490,000	12,423	—	12,423
2.34% (Annually)	2-Day USD SOFR (Annually)	9/21/2027	USD	320,000	7,165	—	7,165
2.37% (Semi-Annually)	1-Day SGD SORA (Semi-Annually)	9/21/2027	SGD	720,000	1,070	—	1,070
2.44% (Semi-Annually)	1-Day SGD SORA (Semi-Annually)	9/21/2027	SGD	330,000	—	—	—
2.46% (Annually)	2-Day USD SOFR (Annually)	9/21/2027	USD	930,000	15,853	—	15,853
2.46% (Semi-Annually)	1-Day SGD SORA (Semi-Annually)	9/21/2027	SGD	520,000	(696)	—	(696)
2.55% (Semi-Annually)	1-Day SGD SORA (Semi-Annually)	9/21/2027	SGD	580,000	(2,652)	—	(2,652)
2.58% (Semi-Annually)	1-Day SGD SORA (Semi-Annually)	9/21/2027	SGD	450,000	(2,441)	—	(2,441)
2.68% (Annually)	2-Day USD SOFR (Annually)	9/21/2027	USD	250,000	1,641	—	1,641
2.82% (Semi-Annually)	3M CAD CIDOR (Semi-Annually)	9/21/2027	CAD	1,100,000	16,896	—	16,896
2.83% (Semi-Annually)	3M CAD CIDOR (Semi-Annually)	9/21/2027	CAD	390,000	5,893	—	5,893
2.85% (Semi-Annually)	3M CAD CIDOR (Semi-Annually)	9/21/2027	CAD	740,000	10,573	—	10,573
2.89% (Semi-Annually)	3M CAD CIDOR (Semi-Annually)	9/21/2027	CAD	290,000	3,760	—	3,760
3.19% (Semi-Annually)	3M CAD CIDOR (Semi-Annually)	9/21/2027	CAD	200,000	460	—	460
3.27% (Semi-Annually)	3M CAD CIDOR (Semi-Annually)	9/21/2027	CAD	450,000	—	—	—
3.37% (Semi-Annually)	6M ASX BBSW (Semi-Annually)	9/21/2027	AUD	200,000	1,904	—	1,904
3.56% (Semi-Annually)	6M ASX BBSW (Semi-Annually)	9/21/2027	AUD	540,000	—	—	—
3M HKD HIBOR (Quarterly)	2.07% (Quarterly)	9/21/2027	HKD	8,946,000	(53,008)	—	(53,008)
3M HKD HIBOR (Quarterly)	2.06% (Quarterly)	9/21/2027	HKD	7,041,780	(42,245)	—	(42,245)
3M HKD HIBOR (Quarterly)	2.30% (Quarterly)	9/21/2027	HKD	3,574,000	(16,318)	—	(16,318)
3M HKD HIBOR (Quarterly)	2.48% (Quarterly)	9/21/2027	HKD	3,220,000	(11,255)	—	(11,255)
3M HKD HIBOR (Quarterly)	2.89% (Quarterly)	9/21/2027	HKD	2,270,000	(2,405)	—	(2,405)
3M HKD HIBOR (Quarterly)	2.54% (Quarterly)	9/21/2027	HKD	2,260,000	(7,051)	—	(7,051)
3M HKD HIBOR (Quarterly)	3.10% (Quarterly)	9/21/2027	HKD	2,000,000	341	—	341
3M HKD HIBOR (Quarterly)	3.09% (Quarterly)	9/21/2027	HKD	2,000,000	270	—	270
3M HKD HIBOR (Quarterly)	2.31% (Quarterly)	9/21/2027	HKD	1,836,000	(8,290)	—	(8,290)
3M HKD HIBOR (Quarterly)	2.86% (Quarterly)	9/21/2027	HKD	1,045,000	(1,336)	—	(1,336)
3M HKD HIBOR (Quarterly)	2.85% (Quarterly)	9/21/2027	HKD	1,045,000	(1,398)	—	(1,398)
3M SEK STBOR (Quarterly)	1.33% (Annually)	9/21/2027	SEK	40,510,000	(202,449)	(2,421)	(200,028)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
Interest Rate Swap Contracts outstanding at April 30, 2022: Exchange Traded (continued)

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3M SEK STBOR (Quarterly)	1.91% (Annually)	9/21/2027	SEK	12,520,000	$ (27,736)	$ —	$ (27,736)
3M SEK STBOR (Quarterly)	1.80% (Annually)	9/21/2027	SEK	3,880,000	(10,658)	(158)	(10,500)
3M SEK STBOR (Quarterly)	1.64% (Annually)	9/21/2027	SEK	3,090,000	(10,818)	—	(10,818)
3M ZAR JIBAR (Quarterly)	7.54% (Quarterly)	9/21/2027	ZAR	10,710,000	(8,265)	—	(8,265)
3M ZAR JIBAR (Quarterly)	7.81% (Quarterly)	9/21/2027	ZAR	6,490,000	—	—	—
3M ZAR JIBAR (Quarterly)	7.62% (Quarterly)	9/21/2027	ZAR	4,720,000	(2,686)	—	(2,686)
3M ZAR JIBAR (Quarterly)	7.66% (Quarterly)	9/21/2027	ZAR	4,620,000	(2,093)	—	(2,093)
3M ZAR JIBAR (Quarterly)	7.52% (Quarterly)	9/21/2027	ZAR	4,440,000	(3,614)	—	(3,614)
3M ZAR JIBAR (Quarterly)	7.40% (Quarterly)	9/21/2027	ZAR	3,770,000	(4,235)	—	(4,235)
3M ZAR JIBAR (Quarterly)	7.68% (Quarterly)	9/21/2027	ZAR	2,225,000	(922)	—	(922)
3M ZAR JIBAR (Quarterly)	7.63% (Quarterly)	9/21/2027	ZAR	2,225,000	(1,180)	—	(1,180)
4.85% (Semi-Annually)	6M PLN WIBOR (Annually)	9/21/2027	PLN	9,410,000	135,169	—	135,169
5.13% (Annually)	6M PLN WIBOR (Semi-Annually)	9/21/2027	PLN	1,110,000	13,114	—	13,114
5.21% (Annually)	6M PLN WIBOR (Semi-Annually)	9/21/2027	PLN	3,220,000	35,819	—	35,819
5.83% (Annually)	6M PLN WIBOR (Semi-Annually)	9/21/2027	PLN	890,000	4,780	—	4,780
6.00% (Annually)	6M PLN WIBOR (Semi-Annually)	9/21/2027	PLN	1,050,000	4,044	—	4,044
6M EUR EURIBOR (Semi-Annually)	0.65% (Annually)	9/21/2027	EUR	3,030,000	(146,152)	1,357	(147,509)
6M EUR EURIBOR (Semi-Annually)	0.98% (Annually)	9/21/2027	EUR	740,000	(23,310)	(2,286)	(21,024)
6M EUR EURIBOR (Semi-Annually)	1.05% (Annually)	9/21/2027	EUR	700,000	(19,665)	(1,666)	(17,999)
6M EUR EURIBOR (Semi-Annually)	0.88% (Annually)	9/21/2027	EUR	490,000	(17,948)	—	(17,948)
6M EUR EURIBOR (Semi-Annually)	1.02% (Annually)	9/21/2027	EUR	460,000	(13,670)	764	(14,434)
6M EUR EURIBOR (Semi-Annually)	1.54% (Annually)	9/21/2027	EUR	380,000	(1,164)	—	(1,164)
6M EUR EURIBOR (Semi-Annually)	1.52% (Annually)	9/21/2027	EUR	370,000	(1,539)	—	(1,539)
6M EUR EURIBOR (Semi-Annually)	1.61% (Annually)	9/21/2027	EUR	310,000	—	—	—
6M EUR EURIBOR (Semi-Annually)	0.91% (Annually)	9/21/2027	EUR	280,000	(9,878)	—	(9,878)
6M EUR EURIBOR (Semi-Annually)	1.30% (Annually)	9/21/2027	EUR	230,000	(3,450)	—	(3,450)
6M EUR EURIBOR (Semi-Annually)	1.51% (Annually)	9/21/2027	EUR	170,000	(793)	442	(1,235)
6M EUR EURIBOR (Semi-Annually)	1.26% (Annually)	9/21/2027	EUR	100,000	(1,700)	(275)	(1,425)
Total					$(187,364)	$ (276)	$(187,088)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
Interest Rate Swap Contracts outstanding at April 30, 2022: Over the Counter

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Counterparty	Maturity Date		Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3M KRW KWCDC (Quarterly)	2.83% (Quarterly)	Bank of America	9/21/2027	KRW	900,620,800	$ (9,655)	$—	$ (9,655)
3M KRW KWCDC (Quarterly)	3.06% (Quarterly)	JPMorgan Chase	9/21/2027	KRW	787,577,500	(1,536)	—	(1,536)
3M KRW KWCDC (Quarterly)	3.10% (Quarterly)	Bank of America	9/21/2027	KRW	601,970,000	(274)	—	(274)
3M KRW KWCDC (Quarterly)	2.77% (Quarterly)	Morgan Stanley	9/21/2027	KRW	578,670,000	(7,572)	—	(7,572)
3M KRW KWCDC (Quarterly)	3.02% (Quarterly)	Bank of America	9/21/2027	KRW	396,265,000	(1,398)	—	(1,398)
3M KRW KWCDC (Quarterly)	2.97% (Quarterly)	Bank of America	9/21/2027	KRW	396,265,000	(2,156)	—	(2,156)
3M KRW KWCDC (Quarterly)	2.92% (Quarterly)	Citibank	9/21/2027	KRW	381,460,000	(2,847)	—	(2,847)
3M KRW KWCDC (Quarterly)	2.92% (Quarterly)	Bank of America	9/21/2027	KRW	381,460,000	(2,747)	—	(2,747)
3M KRW KWCDC (Quarterly)	2.97% (Quarterly)	Citibank	9/21/2027	KRW	347,140,000	(1,940)	—	(1,940)
3M KRW KWCDC (Quarterly)	2.99% (Quarterly)	JPMorgan Chase	9/21/2027	KRW	347,140,000	(1,681)	—	(1,681)
3M KRW KWCDC (Quarterly)	3.24% (Quarterly)	Bank of America	9/21/2027	KRW	294,110,000	1,388	—	1,388
3M KRW KWCDC (Quarterly)	2.79% (Quarterly)	Bank of America	9/21/2027	KRW	210,049,200	(2,560)	—	(2,560)
3M KRW KWCDC (Quarterly)	3.10% (Quarterly)	JPMorgan Chase	9/21/2027	KRW	133,105,000	(83)	—	(83)
3M KRW KWCDC (Quarterly)	3.07% (Quarterly)	JPMorgan Chase	9/21/2027	KRW	123,597,500	(205)	—	(205)
Total						$(33,266)	$—	$(33,266)

Credit Default Swap Contracts outstanding - Sell Protection as of April 30, 2022: Exchange Traded

Reference Obligation	Implied Credit Spread	Fixed Deal Receive Rate	Maturity Date		Notional Amount(1)	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Markit CDX North America Investment Grade Index Series 38 (Pay Quarterly)	0.46%	1.00%	6/20/2027	USD	3,000,000	$64,860	$136,823	$ (71,963)
Total						$64,860	$136,823	$(71,963)

(1)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
Inflation Swap Contracts outstanding at April 30, 2022: Exchange Traded

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.05% (At Maturity)	1-Day U.S. Consumer Price Index (At Maturity)	2/15/2032	EUR	350,000	$ 43,593	$520	$ 43,073
4.44% (At Maturity)	1-Day U.S. Consumer Price Index (At Maturity)	2/15/2032	GBP	410,000	18,567	191	18,376
2.69% (At Maturity)	1-Day U.S. Consumer Price Index (At Maturity)	2/25/2032	USD	1,140,000	64,656	—	64,656
Total					$126,816	$711	$126,105
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Schedule of Investments (continued)
Morningstar Alternatives Fund
Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2022, in valuing the Fund's investments carried at fair value:
Morningstar Alternatives Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Asset-Backed Securities	$ —	$ 5,072,955	$ —	$ 5,072,955
Common Stocks	93,855,965	9,967,640	—	103,823,605
Convertible Bonds	—	83,607,012	—	83,607,012
Corporate Bonds	—	41,208,671	—	41,208,671
Foreign Issuer Bonds	—	8,072,834	—	8,072,834
Mortgage-Backed Securities	—	80,748,418	—	80,748,418
Preferred Stocks	6,200,892	3,943,127	—	10,144,019
Rights	—	—	14,379	14,379
Warrants	23	—	—	23
Investment Companies	570,843	—	—	570,843
Short-Term Investments	23,046,998	31,822,244	—	54,869,242
Purchased Options	30,260	—	—	30,260
Total Assets – Investments at value	$123,704,981	$264,442,901	$14,379	$388,162,261
Liabilities:
Common Stocks	$ (26,016,315)	$ (697,933)	$ —	$ (26,714,248)
Mortgage-Backed Securities	—	(134,834)	—	(134,834)
Total Liabilities – Investments at value	$ (26,016,315)	$ (832,767)	$ —	$ (26,849,082)
Net Investments	$ 97,688,666	$263,610,134	$14,379	$361,313,179

Morningstar Alternatives Fund	Level 1	Level 2	Level 3	Totals
Derivative Financial Instruments
Assets:
Futures Contracts	$2,168,150	$ —	$—	$ 2,168,150
Forward Foreign Currency Exchange Contracts	—	648,282	—	648,282
Contracts for Difference	—	73,149,242	—	73,149,242
Swap Agreements	—	671,676	—	671,676
Total Assets - Derivative Financial Instruments	$2,168,150	$ 74,469,200	$—	$ 76,637,350
Liabilities:
Futures Contracts	$ (627,086)	$ —	$—	$ (627,086)
Forward Foreign Currency Exchange Contracts	—	(331,767)	—	(331,767)
Written Options	(33,592)	—	—	(33,592)
Contracts for Difference	—	(69,927,368)	—	(69,927,368)
Swap Agreements	—	(700,630)	—	(700,630)
Total Liabilities - Derivative Financial Instruments	$ (660,678)	$(70,959,765)	$—	$(71,620,443)
Net Derivative Financial Instruments	$1,507,472	$ 3,509,435	$—	$ 5,016,907
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Statements of Assets and Liabilities
	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund
Assets
Investments in non-affiliates, at value*	$1,478,757,226	$926,785,591	$256,414,682	$ 899,419,253	$381,955,585
Foreign currencies, at value	95,563	530,784	8,275	2,065,902	—
Due from broker	—	—	147,728	14,848,463	—
Receivable from Adviser	55,561	61,589	—	149,243	34,922
Receivable for:
Dividends and interest	1,218,899	3,414,302	1,678,262	4,322,049	4,345,833
Securities lending income	4,362	3,251	8,709	2,512	—
Foreign tax reclaims	121,441	766,349	381,429	6,899	—
Investments sold	25,876,083	626,502	2,411,753	112,159,028	—
Fund shares sold	693,942	475,440	274,362	614,979	243,957
Variation margin on futures contracts	—	—	30,375	291,775	—
Variation margin on exchange traded swap agreements	—	—	—	166,977	—
Unrealized appreciation on OTC swap agreements and contracts for differences	—	—	—	44,087	—
Unrealized appreciation on forward foreign currency exchange contracts	—	219,852	91,551	457,225	—
Upfront premiums paid on swap agreements	—	—	—	2,634,902	—
Prepaid expenses and other assets	28,686	20,723	7,990	19,575	11,739
Total assets	1,506,851,763	932,904,383	261,455,116	1,037,202,869	386,592,036
Liabilities
Investments sold short, at value	—	—	—	13,674,779	—
Written options, at value	—	—	9,491	493,296	—
Due to broker	—	—	—	8,644,937	—
Unrealized depreciation on OTC swap agreements and contracts for differences	—	—	—	44,915	—
Unrealized depreciation on forward foreign currency exchange contracts	—	29,718	218,210	267,980	—
Payable for:
Dividends on short sales	—	—	—	70,526	—
Investments purchased on a delayed-delivery basis	—	—	974,410	171,934,357	2,903,001
Investments purchased	8,486,836	625,055	6,561,388	6,787,065	—
Unfunded loan commitments	—	—	50,725	—	—
Fund shares redeemed	900,416	513,387	335,380	645,052	1,430,648
Variation margin on futures contracts	—	—	29,776	529,462	—
Variation margin on exchange traded swap agreements	—	—	—	307,123	—
Deferred capital gains tax	—	304,996	45,242	—	—
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Statements of Assets and Liabilities (continued)
	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund
Collateral for securities lending	6,209,220	18,453,591	6,041,033	3,241,194	—
Upfront premiums received from swap agreements	—	—	—	610,453	—
Accrued management fees	868,488	630,643	73,074	293,724	140,910
Accrued trustee fees	17,708	9,852	2,735	8,364	4,251
Accrued expenses	470,261	417,373	153,948	435,984	143,404
Total liabilities	16,952,929	20,984,615	14,495,412	207,989,211	4,622,214
Net assets	$1,489,898,834	$911,919,768	$246,959,704	$ 829,213,658	$381,969,822
Analysis of net assets:
Paid in capital	$1,253,043,517	$934,464,186	$253,822,471	$ 932,083,774	$401,809,089
Distributable earnings (loss)	236,855,317	(22,544,418)	(6,862,767)	(102,870,116)	(19,839,267)
Net assets	$1,489,898,834	$911,919,768	$246,959,704	$ 829,213,658	$381,969,822
Shares outstanding:	130,389,774	95,293,644	25,150,444	88,032,144	38,423,585
Net asset value, offering price and redemption price per share:	$ 11.43	$ 9.57	$ 9.82	$ 9.42	$ 9.94
Investments in non-affiliates, at cost	$1,318,949,992	$957,458,679	$264,633,020	$ 972,833,826	$401,125,877
Foreign currencies, at cost	$ 95,526	$ 531,573	$ 8,488	$ 2,109,932	$ —
Investments sold short proceeds	$ —	$ —	$ —	$ 14,978,436	$ —
Written option premiums	$ —	$ —	$ 6,910	$ 631,382	$ —
*Market value of securities on loan	$ 16,463,299	$ 18,161,183	$ 14,167,492	$ 10,350,363	$ —
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Statements of Assets and Liabilities (continued)
	Morningstar Defensive Bond Fund	Morningstar Multisector Bond Fund	Morningstar Global Opportunistic Equity Fund	Morningstar Alternatives Fund
Assets
Investments in non-affiliates, at value*	$156,376,301	$133,949,475	$209,536,691	$388,162,261
Cash	—	—	47,580	22,346,667
Foreign currencies, at value	—	465,221	3,809	820,393
Due from broker	—	70,000	16	13,569,696
Receivable from Adviser	26,534	29,193	—	33,919
Receivable for:
Dividends and interest	370,049	2,085,913	385,282	1,155,400
Securities lending income	7,968	—	5,647	—
Foreign tax reclaims	—	70,836	38,793	5,012
Investments sold	2,524	35,818,747	22,335,276	25,027,890
Fund shares sold	385,456	572,444	299,129	762,606
Variation margin on futures contracts	—	—	—	90,722
Variation margin on exchange traded swap agreements	—	—	—	52,749
Unrealized appreciation on OTC swap agreements and contracts for differences	—	3,816	—	4,467,137
Unrealized appreciation on forward foreign currency exchange contracts	—	135,886	—	648,282
Upfront premiums paid on swap agreements	—	2,553	—	145,005
Prepaid expenses and other assets	9,146	8,060	9,716	11,565
Total assets	157,177,978	173,212,144	232,661,939	457,299,304
Liabilities
Investments sold short, at value	—	—	—	26,849,082
Written options, at value	—	—	—	33,592
Due to broker	—	60,000	—	2,269,725
Unrealized depreciation on OTC swap agreements and contracts for differences	—	—	—	3,487,912
Unrealized depreciation on forward foreign currency exchange contracts	—	146,310	—	331,767
Payable for:
Dividends on short sales	—	—	—	14,459
Investments purchased on a delayed-delivery basis	—	—	—	51,646,333
Investments purchased	138,298	339,011	29,183,026	2,910,001
Fund shares redeemed	824,984	139,713	141,501	508,619
Variation margin on futures contracts	—	—	—	39,386
Variation margin on exchange traded swap agreements	—	—	—	75,852
Collateral for securities lending	12,153,261	—	2,912,780	—
Upfront premiums received from swap agreements	—	1,458	—	7,748
Accrued management fees	45,787	91,376	79,958	318,262
Accrued trustee fees	1,754	1,841	2,302	4,538
Accrued expenses	97,004	156,167	121,284	321,297
Total liabilities	13,261,088	935,876	32,440,851	88,818,573
Net assets	$143,916,890	$172,276,268	$200,221,088	$368,480,731
Analysis of net assets:
Paid in capital	$151,195,180	$199,598,746	$199,244,272	$376,988,576
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Statements of Assets and Liabilities (continued)
	Morningstar Defensive Bond Fund	Morningstar Multisector Bond Fund	Morningstar Global Opportunistic Equity Fund	Morningstar Alternatives Fund
Distributable earnings (loss)	(7,278,290)	(27,322,478)	976,816	(8,507,845)
Net assets	$143,916,890	$172,276,268	$200,221,088	$368,480,731
Shares outstanding:	14,850,783	19,144,089	20,912,978	36,406,187
Net asset value, offering price and redemption price per share:	$ 9.69	$ 9.00	$ 9.57	$ 10.12
Investments in non-affiliates, at cost	$162,488,350	$148,825,556	$208,124,836	$399,366,132
Foreign currencies, at cost	$ —	$ 470,736	$ 4,012	$ 826,157
Investments sold short proceeds	$ —	$ —	$ —	$ 29,693,622
Written option premiums	$ —	$ —	$ —	$ 125,539
*Market value of securities on loan	$ 12,598,778	$ —	$ 3,095,967	$ —
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Statements of Operations
	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund
Investment income
Dividend income from non-affiliates (net of foreign withholding taxes)	$ 28,660,496	$ 26,405,932	$ 10,614,384	$ 491,247	$ 14,838
Non-cash dividend income	—	3,441,750	—	—	—
Interest income (net of foreign withholding taxes)	5,081	—	1,320,823	16,035,614	9,290,217
Securities lending income, net	12,945	4,969	18,957	4,523	—
Total investment income	28,678,522	29,852,651	11,954,164	16,531,384	9,305,055
Expenses
Management fees (Note 5)	11,154,228	8,624,162	956,715	3,782,572	1,835,252
Administration and custody fees	764,783	807,042	195,260	887,224	206,515
Transfer agent fees	9,744	9,490	9,485	9,507	9,449
Sub-accounting fees	1,713,271	1,073,387	276,881	881,896	430,051
Audit and tax fees	65,426	105,075	79,497	81,922	50,609
Legal fees	166,838	102,689	27,383	84,253	41,114
Trustees’ fees	234,791	147,152	38,480	119,926	58,534
Registration and filing fees	40,734	40,875	28,129	40,271	30,143
Printing and postage fees	66,234	57,730	43,341	35,678	23,683
Dividend and interest on securities sold short	—	—	—	90,782	—
Other expenses	133,179	88,659	32,743	107,406	39,312
Total expenses	14,349,228	11,056,261	1,687,914	6,121,437	2,724,662
Less waiver of management fees (Note 5)	(500,683)	(880,646)	—	(1,533,243)	(298,150)
Net expenses	13,848,545	10,175,615	1,687,914	4,588,194	2,426,512
Net investment income	14,829,977	19,677,036	10,266,250	11,943,190	6,878,543
Realized and unrealized gains (losses)
Net realized gains (losses) on:
Investments	205,706,831	112,313,376	16,238,375	(18,093,441)	(515,409)
Investments sold short	—	—	—	125,875	—
Swap agreements	—	—	—	952,871	—
Futures contracts	—	—	(40,081)	(5,152,326)	—
Written options contracts	—	—	12,250	3,791,859	—
Forward foreign currency exchange contracts	—	226,840	11,987	155,930	—
Foreign currency transactions	(462)	(228,263)	(140,446)	6,593	—
Net realized gains (losses)	205,706,369	112,311,953	16,082,085	(18,212,639)	(515,409)
Net change in unrealized appreciation (depreciation) on:
Investments	(261,726,031)	(261,329,369) [1]	(41,578,446) [1]	(74,026,501)	(31,065,332)
Investments sold short	—	—	—	836,715	—
Swap agreements	—	—	—	(2,475,668)	—
Futures contracts	—	—	(142,481)	(5,116,512)	—
Written options contracts	—	—	(2,581)	454,189	—
Forward foreign currency exchange contracts	—	71,249	(126,659)	172,092	—
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Statements of Operations (continued)
	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund
Foreign currency transactions	(9,661)	(159,795)	(51,042)	(42,230)	—
Net change in unrealized depreciation	(261,735,692)	(261,417,915)	(41,901,209)	(80,197,915)	(31,065,332)
Net realized and unrealized losses	(56,029,323)	(149,105,962)	(25,819,124)	(98,410,554)	(31,580,741)
Net decrease in net assets resulting from operations	$ (41,199,346)	$(129,428,926)	$(15,552,874)	$(86,467,364)	$(24,702,198)
Foreign withholding taxes on dividend income	$ 289,798	$ 2,552,350	$ 568,586	$ —	$ —
Foreign withholding taxes on interest income	$ —	$ —	$ 6,089	$ 10,307	$ —

[1]	Net of change in deferred foreign capital gains tax expense of $295,046 and $(45,242), respectively.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Statements of Operations (continued)
	Morningstar Defensive Bond Fund	Morningstar Multisector Bond Fund	Morningstar Global Opportunistic Equity Fund	Morningstar Alternatives Fund
Investment income
Dividend income from non-affiliates (net of foreign withholding taxes)	$ 814,350	$ 70,933	$ 4,434,453	$ 1,703,673
Interest income (net of foreign withholding taxes)	3,985,858	11,325,345	1,048,191	4,901,698
Securities lending income, net	19,360	—	18,284	—
Total investment income	4,819,568	11,396,278	5,500,928	6,605,371
Expenses
Management fees (Note 5)	713,096	1,380,669	999,495	2,906,540
Administration and custody fees	176,830	222,878	239,805	869,377
Transfer agent fees	9,508	9,517	9,494	9,508
Sub-accounting fees	203,343	230,559	216,800	343,696
Audit and tax fees	51,614	83,903	51,609	66,303
Legal fees	19,209	21,997	21,295	35,291
Trustees’ fees	27,948	32,041	29,860	47,733
Registration and filing fees	24,747	28,803	28,885	36,231
Printing and postage fees	9,550	28,659	24,955	25,937
Dividend and interest on securities sold short	—	—	—	536,044
Other expenses	24,354	37,229	35,464	68,818
Total expenses	1,260,199	2,076,255	1,657,662	4,945,478
Less waiver of management fees (Note 5)	(309,402)	(283,097)	—	(477,686)
Net expenses	950,797	1,793,158	1,657,662	4,467,792
Net investment income	3,868,771	9,603,120	3,843,266	2,137,579
Realized and unrealized gains (losses)
Net realized gains (losses) on:
Investments	(1,212,853)	(12,082,190)	29,835,097	8,133,390
Investments sold short	—	—	—	(6,494,694)
Swap agreements	—	(33,874)	—	4,199,134
Futures contracts	—	—	(519,214)	715,687
Written options contracts	—	—	—	1,350,829
Forward foreign currency exchange contracts	—	(322,978)	(1,595,630)	793,915
Foreign currency transactions	—	(1,641,029)	64,359	(153,536)
Net realized gains (losses)	(1,212,853)	(14,080,071)	27,784,612	8,544,725
Net change in unrealized appreciation (depreciation) on:
Investments	(7,597,221)	(19,853,667)	(37,239,525)	(28,426,220)
Investments sold short	—	—	—	11,888,346
Swap agreements	—	33,813	—	1,230,992
Futures contracts	—	—	(1,962)	1,352,962
Written options contracts	—	—	—	26,047
Forward foreign currency exchange contracts	—	218,898	(29,387)	312,523
Foreign currency transactions	—	(670)	(23,669)	(10,062)
Net change in unrealized depreciation	(7,597,221)	(19,601,626)	(37,294,543)	(13,625,412)
Net realized and unrealized losses	(8,810,074)	(33,681,697)	(9,509,931)	(5,080,687)
Net decrease in net assets resulting from operations	$(4,941,303)	$(24,078,577)	$ (5,666,665)	$ (2,943,108)
Foreign withholding taxes on dividend income	$ —	$ —	$ 160,254	$ 27,760
Foreign withholding taxes on interest income	$ —	$ 121,603	$ 5,594	$ —
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Statements of Changes in Net Assets
	Morningstar U.S. Equity Fund		Morningstar International Equity Fund
	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2022	Year Ended April 30, 2021
Operations:
Net investment income	$ 14,829,977	$ 16,656,591	$ 19,677,036	$ 10,016,804
Net realized gains (losses)	205,706,369	135,103,754	112,311,953	41,234,098
Net change in unrealized appreciation (depreciation)	(261,735,692)	428,736,373	(261,417,915)	308,650,316
Net increase (decrease) in net assets resulting from operations	(41,199,346)	580,496,718	(129,428,926)	359,901,218
Distributions paid from:
Distributable earnings	(238,486,043)	(30,041,957)	(142,656,979)	(26,103,149)
Total distributions paid	(238,486,043)	(30,041,957)	(142,656,979)	(26,103,149)
Capital share transactions:
Proceeds from shares sold	299,271,430	481,776,207	229,896,726	328,847,006
Reinvestment of dividends	238,254,322	29,964,205	142,522,225	26,036,922
Payments for shares redeemed	(470,673,065)	(538,830,029)	(262,595,654)	(378,898,826)
Net increase (decrease) in net assets from capital share transactions	66,852,687	(27,089,617)	109,823,297	(24,014,898)
Total increase (decrease) in net assets	(212,832,702)	523,365,144	(162,262,608)	309,783,171
Net assets:
Beginning of year	1,702,731,536	1,179,366,392	1,074,182,376	764,399,205
End of year	$1,489,898,834	$1,702,731,536	$ 911,919,768	$1,074,182,376
Capital share transactions
Shares sold	22,447,159	42,040,625	20,049,671	29,632,519
Shares from reinvested dividends	18,789,082	2,511,783	13,027,211	2,177,756
Shares redeemed	(34,767,976)	(47,916,071)	(22,201,350)	(34,631,486)
Net increase (decrease)	6,468,265	(3,363,663)	10,875,532	(2,821,211)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Statements of Changes in Net Assets (continued)
	Morningstar Global Income Fund		Morningstar Total Return Bond Fund
	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2022	Year Ended April 30, 2021
Operations:
Net investment income	$ 10,266,250	$ 8,403,667	$ 11,943,190	$ 9,074,885
Net realized gains (losses)	16,082,085	5,354,824	(18,212,639)	7,288,849
Net change in unrealized appreciation (depreciation)	(41,901,209)	44,956,324	(80,197,915)	(3,936,470)
Net increase (decrease) in net assets resulting from operations	(15,552,874)	58,714,815	(86,467,364)	12,427,264
Distributions paid from:
Distributable earnings	(28,559,019)	(8,680,865)	(18,514,280)	(31,028,756)
Total distributions paid	(28,559,019)	(8,680,865)	(18,514,280)	(31,028,756)
Capital share transactions:
Proceeds from shares sold	59,366,985	87,887,640	290,765,341	480,904,825
Reinvestment of dividends	28,522,540	8,662,821	18,411,734	30,798,145
Payments for shares redeemed	(69,249,969)	(109,212,549)	(207,900,741)	(179,644,388)
Net increase (decrease) in net assets from capital share transactions	18,639,556	(12,662,088)	101,276,334	332,058,582
Total increase (decrease) in net assets	(25,472,337)	37,371,862	(3,705,310)	313,457,090
Net assets:
Beginning of year	272,432,041	235,060,179	832,918,968	519,461,878
End of year	$246,959,704	$ 272,432,041	$ 829,213,658	$ 832,918,968
Capital share transactions
Shares sold	5,264,711	8,222,595	28,123,394	43,701,466
Shares from reinvested dividends	2,638,398	816,414	1,746,590	2,790,212
Shares redeemed	(6,198,204)	(10,232,402)	(19,777,555)	(16,280,848)
Net increase (decrease)	1,704,905	(1,193,393)	10,092,429	30,210,830
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Statements of Changes in Net Assets (continued)
	Morningstar Municipal Bond Fund		Morningstar Defensive Bond Fund
	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2022	Year Ended April 30, 2021
Operations:
Net investment income	$ 6,878,543	$ 7,274,144	$ 3,868,771	$ 3,937,323
Net realized gains (losses)	(515,409)	1,078,614	(1,212,853)	2,618,338
Net change in unrealized appreciation (depreciation)	(31,065,332)	19,775,057	(7,597,221)	373,772
Net increase (decrease) in net assets resulting from operations	(24,702,198)	28,127,815	(4,941,303)	6,929,433
Distributions paid from:
Distributable earnings	(7,143,683)	(7,263,473)	(5,383,260)	(5,595,772)
Return of capital	—	—	(262,291)	—
Total distributions paid	(7,143,683)	(7,263,473)	(5,645,551)	(5,595,772)
Capital share transactions:
Proceeds from shares sold	86,833,628	153,419,635	63,412,740	125,121,603
Reinvestment of dividends	7,143,683	7,261,563	5,587,623	5,533,958
Payments for shares redeemed	(97,330,921)	(104,562,988)	(115,025,461)	(114,935,028)
Net increase (decrease) in net assets from capital share transactions	(3,353,610)	56,118,210	(46,025,098)	15,720,533
Total increase (decrease) in net assets	(35,199,491)	76,982,552	(56,611,952)	17,054,194
Net assets:
Beginning of year	417,169,313	340,186,761	200,528,842	183,474,648
End of year	$381,969,822	$ 417,169,313	$ 143,916,890	$ 200,528,842
Capital share transactions
Shares sold	8,153,632	14,430,434	6,267,569	12,178,266
Shares from reinvested dividends	674,697	681,997	554,022	538,684
Shares redeemed	(9,206,617)	(9,854,516)	(11,559,469)	(11,161,340)
Net increase (decrease)	(378,288)	5,257,915	(4,737,878)	1,555,610
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Statements of Changes in Net Assets (continued)
	Morningstar Multisector Bond Fund		Morningstar Global Opportunistic Equity Fund
	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2022	Year Ended April 30, 2021
Operations:
Net investment income	$ 9,603,120	$ 10,776,166	$ 3,843,266	$ 2,246,569
Net realized gains (losses)	(14,080,071)	3,862,311	27,784,612	12,005,597
Net change in unrealized appreciation (depreciation)	(19,601,626)	19,395,976	(37,294,543)	35,988,388
Net increase (decrease) in net assets resulting from operations	(24,078,577)	34,034,453	(5,666,665)	50,240,554
Distributions paid from:
Distributable earnings	(9,251,076)	(6,127,676)	(40,121,142)	(5,306,815)
Total distributions paid	(9,251,076)	(6,127,676)	(40,121,142)	(5,306,815)
Capital share transactions:
Proceeds from shares sold	64,496,384	135,983,223	49,593,850	79,010,669
Reinvestment of dividends	9,216,889	6,107,758	40,116,316	5,297,582
Payments for shares redeemed	(105,249,637)	(124,626,874)	(54,427,784)	(56,709,143)
Net increase (decrease) in net assets from capital share transactions	(31,536,364)	17,464,107	35,282,382	27,599,108
Total increase (decrease) in net assets	(64,866,017)	45,370,884	(10,505,425)	72,532,847
Net assets:
Beginning of year	237,142,285	191,771,401	210,726,513	138,193,666
End of year	$ 172,276,268	$ 237,142,285	$200,221,088	$210,726,513
Capital share transactions
Shares sold	6,453,393	13,534,674	4,416,095	7,362,146
Shares from reinvested dividends	905,297	604,130	3,868,282	464,555
Shares redeemed	(10,759,064)	(12,026,490)	(4,811,572)	(5,270,864)
Net increase (decrease)	(3,400,374)	2,112,314	3,472,805	2,555,837
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Statements of Changes in Net Assets (continued)
	Morningstar Alternatives Fund
	Year Ended April 30, 2022	Year Ended April 30, 2021
Operations:
Net investment income	$ 2,137,579	$ 2,714,288
Net realized gains (losses)	8,544,725	5,298,439
Net change in unrealized appreciation (depreciation)	(13,625,412)	11,634,444
Net increase (decrease) in net assets resulting from operations	(2,943,108)	19,647,171
Distributions paid from:
Distributable earnings	(16,647,113)	(7,284,535)
Total distributions paid	(16,647,113)	(7,284,535)
Capital share transactions:
Proceeds from shares sold	163,288,685	188,548,612
Reinvestment of dividends	16,584,193	7,253,727
Payments for shares redeemed	(119,572,952)	(66,513,615)
Net increase (decrease) in net assets from capital share transactions	60,299,926	129,288,724
Total increase (decrease) in net assets	40,709,705	141,651,360
Net assets:
Beginning of year	327,771,026	186,119,666
End of year	$ 368,480,731	$327,771,026
Capital share transactions
Shares sold	15,638,714	17,844,308
Shares from reinvested dividends	1,587,729	689,960
Shares redeemed	(11,434,449)	(6,308,345)
Net increase (decrease)	5,791,994	12,225,923
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Financial Highlights
Morningstar U.S. Equity Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2022	2021	2020	2019
Net asset value, beginning of year	$13.74	$9.27	$10.68	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.12	0.14	0.13	0.05
Net realized and unrealized gains (losses)	(0.36)	4.59	(1.31)	0.64
Total income (loss) from investment operations	(0.24)	4.73	(1.18)	0.69
Less distributions paid:
From net investment income	(0.13)	(0.14)	(0.09)	(0.01)
From realized gains	(1.94)	(0.12)	(0.14)	—
Total distributions paid	(2.07)	(0.26)	(0.23)	(0.01)
Net asset value, end of year	$11.43	$13.74	$9.27	$10.68
Total return[3]	(3.11%)	51.43%	(11.42%)	6.98%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,490	$1,703	$1,179	$678
Ratio to average net assets of:[4,5]
Total expenses before waivers/reimbursements	0.86%	0.87%	0.93%	1.08%
Total expenses after waivers/reimbursements	0.83%	0.81%	0.81%	0.82%
Net investment income, net of waivers/reimbursements	0.89%	1.19%	1.25%	0.98% [6]
Net investment income, before waivers/reimbursements	0.86%	1.13%	1.13%	0.72% [6]
Portfolio turnover rate[7]	61%	68%	58%	20%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.
[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Financial Highlights (continued)
Morningstar International Equity Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2022	2021	2020	2019
Net asset value, beginning of year	$12.72	$8.76	$10.79	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.23	0.12	0.21	0.08
Net realized and unrealized gains (losses)	(1.66)	4.17	(1.94)	0.74
Total income (loss) from investment operations	(1.43)	4.29	(1.73)	0.82
Less distributions paid:
From net investment income	(0.18)	(0.14)	(0.19)	(0.03)
From realized gains	(1.54)	(0.19)	(0.11)	—
Total distributions paid	(1.72)	(0.33)	(0.30)	(0.03)
Net asset value, end of year	$9.57	$12.72	$8.76	$10.79
Total return[3]	(12.77%)	49.22%	(16.65%)	8.19%
Supplemental data and ratios:
Net assets, end of year (millions)	$912	$1,074	$764	$469
Ratio to average net assets of:[4,5]
Total expenses before waivers/reimbursements	1.06%	1.08%	1.14%	1.29%
Total expenses after waivers/reimbursements	0.98%	0.89%	0.92%	0.94%
Net investment income, net of waivers/reimbursements	1.89%	1.09%	2.08%	1.66% [6]
Net investment income, before waivers/reimbursements	1.81%	0.90%	1.86%	1.31% [6]
Portfolio turnover rate[7]	67%	41%	36%	19%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.
[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Financial Highlights (continued)
Morningstar Global Income Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2022	2021	2020	2019
Net asset value, beginning of year	$11.62	$9.54	$10.58	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.42	0.35	0.37	0.16
Net realized and unrealized gains (losses)	(1.03)	2.09	(0.94)	0.52
Total income (loss) from investment operations	(0.61)	2.44	(0.57)	0.68
Less distributions paid:
From net investment income	(0.45)	(0.35)	(0.42)	(0.10)
From realized gains	(0.74)	(0.01)	(0.05)	—
Total distributions paid	(1.19)	(0.36)	(0.47)	(0.10)
Net asset value, end of year	$9.82	$11.62	$9.54	$10.58
Total return[3]	(6.00%)	26.01%	(5.73%)	6.85%
Supplemental data and ratios:
Net assets, end of year (millions)	$247	$272	$235	$186
Ratio to average net assets of:[4,5]
Total expenses before waivers/reimbursements	0.62%	0.62%	0.64%	0.90%
Total expenses after waivers/reimbursements	0.62%	0.61%	0.58%	0.58%
Net investment income, net of waivers/reimbursements	3.76%	3.28%	3.52%	3.15% [6]
Net investment income, before waivers/reimbursements	3.76%	3.27%	3.46%	2.83% [6]
Portfolio turnover rate[7]	138%	59%	62%	27%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.
[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Financial Highlights (continued)
Morningstar Total Return Bond Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2022	2021	2020	2019
Net asset value, beginning of year	$10.69	$10.88	$10.48	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.61	0.16	0.26	0.15
Net realized and unrealized gains (losses)	(1.65)	0.17	0.68	0.45
Total income (loss) from investment operations	(1.04)	0.33	0.94	0.60
Less distributions paid:
From net investment income	(0.17)	(0.21)	(0.28)	(0.12)
From realized gains	(0.06)	(0.31)	(0.26)	—
Total distributions paid	(0.23)	(0.52)	(0.54)	(0.12)
Net asset value, end of year	$9.42	$10.69	$10.88	$10.48
Total return[3]	(9.97%)	2.95%	9.13%	6.01%
Supplemental data and ratios:
Net assets, end of year (millions)	$829	$833	$519	$415
Ratio to average net assets of:[4,5]
Total expenses before waivers/reimbursements[6]	0.71%	0.74%	0.81%	0.88%
Total expenses after waivers/reimbursements[6]	0.53%	0.53%	0.53%	0.53%
Total expenses after waivers/reimbursements and excluding dividend and interest expense	0.52%	0.53%	0.53%	0.53%
Net investment income, net of waivers/reimbursements	1.39%	1.41%	2.43%	2.89% [7]
Net investment income, before waivers/reimbursements	1.21%	1.20%	2.15%	2.54% [7]
Portfolio turnover rate[8]	346%	438%	612%	318%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.
[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	Expenses include dividend and interest expense of 0.01% for April 30, 2022 and less than 0.01% for April 30, 2021, April 30, 2020 and April 30, 2019, respectively.
[7]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[8]	Portfolio turnover rate is not annualized for periods less than one year.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Financial Highlights (continued)
Morningstar Municipal Bond Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2022	2021	2020	2019
Net asset value, beginning of year	$10.75	$10.14	$10.38	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.18	0.21	0.23	0.12
Net realized and unrealized gains (losses)	(0.81)	0.61	(0.21)	0.36
Total income (loss) from investment operations	(0.63)	0.82	0.02	0.48
Less distributions paid:
From net investment income	(0.18)	(0.21)	(0.23)	(0.10)
From realized gains	— [3]	—	(0.03)	—
Total distributions paid	(0.18)	(0.21)	(0.26)	(0.10)
Net asset value, end of year	$9.94	$10.75	$10.14	$10.38
Total return[4]	(5.93%)	8.14%	0.11%	4.79%
Supplemental data and ratios:
Net assets, end of year (millions)	$382	$417	$340	$105
Ratio to average net assets of:[5,6]
Total expenses before waivers/reimbursements	0.65%	0.66%	0.77%	1.05%
Total expenses after waivers/reimbursements	0.58%	0.58%	0.58%	0.58%
Net investment income, net of waivers/reimbursements	1.65%	1.98%	2.17%	2.48% [7]
Net investment income, before waivers/reimbursements	1.58%	1.90%	1.98%	2.01% [7]
Portfolio turnover rate[8]	41%	53%	127%	115%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]	Round to less than 0.01
[4]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.
[5]	Ratios are annualized for periods less than one year.
[6]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[7]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[8]	Portfolio turnover rate is not annualized for periods less than one year.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Financial Highlights (continued)
Morningstar Defensive Bond Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2022	2021	2020	2019
Net asset value, beginning of year	$10.24	$10.17	$10.10	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.20	0.20	0.20	0.11
Net realized and unrealized gains (losses)	(0.46)	0.16	0.13	0.08
Total income (loss) from investment operations	(0.26)	0.36	0.33	0.19
Less distributions paid:
From net investment income	(0.19)	(0.19)	(0.23)	(0.09)
From realized gains	(0.08)	(0.10)	(0.03)	—
Return of capital	(0.02)	—	—	—
Total distributions paid	(0.29)	(0.29)	(0.26)	(0.09)
Net asset value, end of year	$9.69	$10.24	$10.17	$10.10
Total return[3]	(2.61%)	3.56%	3.36%	1.87%
Supplemental data and ratios:
Net assets, end of year (millions)	$144	$201	$183	$156
Ratio to average net assets of:[4,5]
Total expenses before waivers/reimbursements	0.64%	0.64%	0.66%	0.93%
Total expenses after waivers/reimbursements	0.48%	0.48%	0.48%	0.48%
Net investment income, net of waivers/reimbursements	1.96%	1.92%	2.02%	2.28% [6]
Net investment income, before waivers/reimbursements	1.80%	1.76%	1.84%	1.83% [6]
Portfolio turnover rate[7]	45%	53%	88%	4%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.
[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Financial Highlights (continued)
Morningstar Multisector Bond Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2022	2021	2020	2019
Net asset value, beginning of year	$10.52	$9.39	$10.28	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.43	0.44	0.46	0.27
Net realized and unrealized gains (losses)	(1.54)	0.94	(0.83)	0.21
Total income (loss) from investment operations	(1.11)	1.38	(0.37)	0.48
Less distributions paid:
From net investment income	(0.30)	(0.25)	(0.43)	(0.20)
From realized gains	(0.11)	—	(0.09)	—
Total distributions paid	(0.41)	(0.25)	(0.52)	(0.20)
Net asset value, end of year	$9.00	$10.52	$9.39	$10.28
Total return[3]	(10.95%)	14.79%	(3.97%)	4.86%
Supplemental data and ratios:
Net assets, end of year (millions)	$172	$237	$192	$161
Ratio to average net assets of:[4,5]
Total expenses before waivers/reimbursements	0.92%	0.91%	0.98%	1.18%
Total expenses after waivers/reimbursements	0.79%	0.79%	0.79%	0.80%
Net investment income, net of waivers/reimbursements	4.25%	4.31%	4.52%	5.41% [6]
Net investment income, before waivers/reimbursements	4.12%	4.19%	4.33%	5.03% [6]
Portfolio turnover rate[7]	97%	127%	138%	53%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.
[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Financial Highlights (continued)
Morningstar Global Opportunistic Equity Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2022	2021	2020	2019
Net asset value, beginning of year	$12.08	$9.28	$10.38	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.21	0.14	0.23	0.12
Net realized and unrealized gains (losses)	(0.43)	2.99	(0.91)	0.37
Total income (loss) from investment operations	(0.22)	3.13	(0.68)	0.49
Less distributions paid:
From net investment income	(0.26)	(0.23)	(0.21)	(0.11)
From realized gains	(2.03)	(0.10)	(0.21)	—
Total distributions paid	(2.29)	(0.33)	(0.42)	(0.11)
Net asset value, end of year	$9.57	$12.08	$9.28	$10.38
Total return[3]	(2.77%)	34.01%	(7.07%)	4.97%
Supplemental data and ratios:
Net assets, end of year (millions)	$200	$211	$138	$56
Ratio to average net assets of:[4,5]
Total expenses before waivers/reimbursements	0.78%	0.78%	0.94%	1.48%
Total expenses after waivers/reimbursements	0.78%	0.74%	0.73%	0.64%
Net investment income, net of waivers/reimbursements	1.81%	1.28%	2.29%	2.38% [6]
Net investment income, before waivers/reimbursements	1.81%	1.24%	2.08%	1.54% [6]
Portfolio turnover rate[7]	96%	52%	66%	76%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.
[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Financial Highlights (continued)
Morningstar Alternatives Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2022	2021	2020	2019
Net asset value, beginning of year	$10.71	$10.12	$10.10	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.07	0.12	0.25	0.05
Net realized and unrealized gains (losses)	(0.14)	0.77	(0.05)	0.08
Total income (loss) from investment operations	(0.07)	0.89	0.20	0.13
Less distributions paid:
From net investment income	(0.14)	(0.13)	(0.14)	(0.03)
From realized gains	(0.38)	(0.17)	(0.04)	—
Total distributions paid	(0.52)	(0.30)	(0.18)	(0.03)
Net asset value, end of year	$10.12	$10.71	$10.12	$10.10
Total return[3]	(0.78%)	8.92%	1.94%	1.26%
Supplemental data and ratios:
Net assets, end of year (millions)	$368	$328	$186	$112
Ratio to average net assets of:[4,5]
Total expenses before waivers/reimbursements[6]	1.45%	1.68%	1.48%	1.91%
Total expenses after waivers/reimbursements[6]	1.31%	1.26%	1.13%	0.96%
Total expenses after waivers/reimbursements and excluding dividend and interest expense	1.15%	1.12%	0.87%	0.77%
Net investment income, net of waivers/reimbursements	0.63%	1.14%	2.45%	1.08% [7]
Net investment income, before waivers/reimbursements	0.49%	0.72%	2.10%	0.13% [7]
Portfolio turnover rate[8]	433%	372%	154%	103%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.
[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	Expenses include dividend and interest expense of 0.16%, 0.14%, 0.26%, and 0.19% for April 30, 2022, April 30, 2021, April 30, 2020 and April 30, 2019, respectively.
[7]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[8]	Portfolio turnover rate is not annualized for periods less than one year.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements
1. Organization
Morningstar Funds Trust (the "Trust") was organized as a Delaware statutory trust on March 1, 2017.  The Trust is registered with the Securities and Exchange Commission (the “SEC”) as an open end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust has authorized capital of unlimited shares of beneficial interest at no par value, which may be issued in one or more series of the Trust.
The Trust is currently authorized to offer shares in nine separate series which commenced operations on November 2, 2018 (each a "Fund" and collectively, the "Funds"):
Morningstar U.S. Equity Fund	Morningstar Defensive Bond Fund
Morningstar International Equity Fund	Morningstar Multisector Bond Fund
Morningstar Global Income Fund	Morningstar Global Opportunistic Equity Fund
Morningstar Total Return Bond Fund	Morningstar Alternatives Fund
Morningstar Municipal Bond Fund
Each Fund represents a distinct portfolio with its own investment objectives and is treated as a separate legal entity. Each Fund, except for the Morningstar Multisector Bond Fund, is classified and operates as a diversified fund under the 1940 Act. The Morningstar Multisector Bond Fund is classified as non-diversified. Morningstar Investment Management LLC (“MIM” or “Adviser”) serves as the investment adviser of each Fund.
The investment objective of each Fund is as follows:
Fund	Investment Objective
Morningstar U.S. Equity Fund	Long-term capital appreciation
Morningstar International Equity Fund	Long-term capital appreciation
Morningstar Global Income Fund	Current income and long-term capital appreciation
Morningstar Total Return Bond Fund	Total return maximization, income generation and capital preservation
Morningstar Municipal Bond Fund	Income exempt from federal income taxes as well as capital preservation
Morningstar Defensive Bond Fund	Capital preservation
Morningstar Multisector Bond Fund	Total return through a combination of current income and capital appreciation
Morningstar Global Opportunistic Equity Fund	Long-term capital appreciation over a full market cycle
Morningstar Alternatives Fund	Long-term capital appreciation and low sensitivity to traditional U.S. asset classes
On March 9, 2022, after consideration and evaluation of various factors and information, the Board of Trustees approved to change the name of the Morningstar Unconstrained Allocation Fund to the Morningstar Global Opportunistic Equity Fund. The Board of Trustees also approved an adoption of a non-fundamental policy to invest at least 80% of the Fund's assets in equity securities. Under normal market conditions, the Fund will invest significantly (e.g., at least 40% of its assets, unless market conditions are not deemed favorable, in

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
which case the Fund would invest at least 30% of its assets) in companies organized or located in multiple countries outside the United States or doing a substantial amount of business in multiple countries outside the United States. The name change and the adoption of the non-fundamental policy change became effective May 2, 2022.
2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").
The Trust follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.
Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.
Valuation of Investments: All securities and other investments are valued at their estimated fair value, as described in Note 4.
Cash and Foreign Currencies: Cash comprises U.S. Dollar and foreign currency deposits held at a bank(s) or custodian bank(s) which may exceed insured limits.
Due to/from Brokers: Due to/from brokers represents cash balances and securities on deposit with, or cash balances owed to, the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.
	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Multisector Bond Fund	Morningstar Global Opportunistic Equity Fund	Morningstar Alternatives Fund
Assets
Cash collateral for derivatives	$ —	$ —	$70,000	$—	$12,726,273
Deposits with broker for futures contracts	147,728	14,848,463	—	16	843,423
Due from broker	$147,728	$14,848,463	$70,000	$ 16	$13,569,696

Liabilities
Cash collateral for derivatives	$ —	$ 8,559,367	$60,000	$—	$ 2,261,990
Deposits with broker for futures contracts	—	85,570	—	—	7,735
Due to broker	$ —	$ 8,644,937	$60,000	$—	$ 2,269,725

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
Foreign Currency Translation: The books and records of the Funds are maintained in U.S. Dollars. The Funds’ assets and liabilities in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of the transaction. The Funds’ income earned and expense incurred in foreign denominated currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of such activity.
The Funds do not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments and derivatives from the fluctuations that result from changes in the market prices of investments and derivatives held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) from transactions in investment securities and derivatives and net change in unrealized appreciation (depreciation) on investment securities and derivatives on the Statements of Operations.
Realized gains (losses) from settlement of foreign currency and foreign currency transactions reported on the Statements of Operations arise from the disposition of foreign currency and a change between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. Dollar equivalent of the amounts actually received or paid. Changes in unrealized appreciation (depreciation) on foreign currency and foreign currency translations reported on the Statements of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at year end.
Investment Transactions and Investment Income: Investment transactions are accounted as of trade date. Realized gains and losses on investment transactions are recorded on a specifically identified cost basis. Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums using the effective yield method. In the case of the defaulted debt obligation, the accrual of interest income is halted when management becomes aware that the interest income is not collectible. Dividend income (expense) net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the ex-date dividend notification. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Other non-cash dividends are recognized as investment income at the fair value of the assets received.
Expenses:  Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative average net assets.
Federal Income Taxes: Each Fund’s policy is to comply with all sections of Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), necessary to qualify for federal income tax purposes as a regulated investment company and to distribute substantially all of its taxable income and capital gains to shareholders as required. No provision for federal income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
The Funds may be subject to taxes imposed by countries on securities sold or held in certain foreign jurisdictions. Such taxes are generally based on income and/or capital gains earned or repatriated. The Funds accrue such taxes when the related income is earned. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. As of April 30, 2022, the International Equity Fund and the Global Income Fund had non-U.S. taxes accrued in the amount of $304,996 and $45,242 respectively, which are included as payable for deferred capital gains tax in the Statements of Assets and Liabilities.
Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds are required to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. The Funds have concluded that there is no tax liability/benefit resulting from uncertain income tax positions taken or expected to be taken. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will materially change in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. The returns of the Funds for the prior two fiscal years as well as current year are open for examination. As of April 30, 2022, the Funds had no examinations in progress.
Distributions to Shareholders: Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid as follows:
Fund	Frequency
Morningstar U.S. Equity Fund	Annually
Morningstar International Equity Fund	Annually
Morningstar Global Income Fund	Monthly
Morningstar Total Return Bond Fund	Monthly
Morningstar Municipal Bond Fund	Monthly
Morningstar Defensive Bond Fund	Monthly
Morningstar Multisector Bond Fund	Monthly
Morningstar Global Opportunistic Equity Fund	Annually
Morningstar Alternatives Fund	Annually
Distributions of net realized capital gains, if any, are declared and paid at least annually. Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from U.S. GAAP. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. As a result, income dividends and capital gain distributions declared during a fiscal year may differ significantly from the net investment income (loss) and realized gain (loss) reported on the Funds’ financial statements presented under U.S. GAAP.

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
Indemnifications: Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties.
3. Investment Types
The Funds may utilize the following types of investments described below to execute their investment strategy to the extent permitted by the Funds' investment policies.
Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A Fund may also experience delays in gaining access to the collateral.
Collateralized Bond Obligations (CBOs), Collateralized Loan Obligations (CLOs), and Other Collateralized Debt Obligations (CDOs): A CBO is a trust which is often backed by a pool of high risk, below investment grade fixed-income securities, such as high-yield bonds, privately issued mortgage-related securities, commercial mortgage-related securities, trust preferred securities, or emerging-market debt. A CLO is a trust typically backed by a pool of loans, which may include senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be below investment grade. Other CDOs are trusts backed by other types of assets. The assets backing a CBO, CLO, or CDO trust may be referred to as “the collateral.” CBOs, CLOs and other CDOs may charge management fees and administrative expenses. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. Senior tranches can often be rated investment grade. CBO, CLO or other CDO tranches can experience substantial losses due to defaults, deterioration of protecting tranches, market participants’ perception of credit risk, as well as aversion to these securities generally. The risks of an investment in a CBO, CLO or other CDO often depend on the collateral securities and the particular tranche in which a Fund invests. These securities are often privately offered and not registered under securities laws. In addition to the normal risks associated with fixed-income securities (e.g., interest-rate risk and credit risk), CBOs, CLOs and other CDOs carry additional risks including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the possibility that the quality of the collateral may decline in value or default, the risk that a Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other tranches, as well as risks related to the complexity of the security and its structure.
Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would affect the mortgages that underlie or relate to certain mortgage-related

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
securities, including securities or other instruments which a Fund may hold or in which they may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by a Fund and could cause the Fund’s net asset value to decline, potentially significantly. Uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution is impossible to predict.
Convertible Securities and Warrants: Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities also include corporate bonds, notes, and preferred stock. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no investment is without some risk, investments in convertible securities generally entail less risk than an issuer’s common stock. However, any reduction in risk depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In addition to the general risks associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.
Warrants and similar rights are instruments that give a Fund the right to purchase certain securities from an issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised before the expiration date. These factors can make warrants more speculative than other types of investments. Certain warrants may permit, without legal obligation, net settlement for stock or cash. The Funds' have no obligation to exercise the warrant and buy the stock.
Equity-Linked Investments: Equity-linked investments are subject to the same risks as direct investments in securities of the underlying investment. If the underlying investment decreases in value, the value of the equity-linked investment will decrease; however, the performance of such investments may not correlate exactly to the performance of the underlying investment that they seek to replicate. Equity-linked investments are also subject to counterparty risk, which is the risk that the issuer of such investment — which is different from the issuer of the underlying investment — may be unwilling or unable to fulfill its obligations. There is no guarantee that a liquid market will exist or that the counterparty or issuer of such investments will be willing to repurchase them when a Fund wishes to sell them.

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
Forward Commitments and Dollar Rolls: A Fund may enter into contracts to purchase mortgage securities for a fixed price at a future date beyond customary settlement time (forward commitments) if the Fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (TBA) mortgage purchase commitments, the unit price and the estimated principal amount are established when a Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. TBA mortgages shall not exceed 20% of a Fund’s net assets. For these obligations, a Fund will segregate or earmark liquid assets in an amount sufficient to cover its obligations. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines before the settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment before settlement if a subadviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.
A Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
A Fund may enter into mortgage dollar roll transactions (generally using TBAs) in which it sells a fixed-income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, a Fund foregoes principal and interest paid on the security that is sold but receives the difference between the current sales price and the forward price for the future purchase. A Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. A Fund accounts for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase a Fund’s risk and volatility.
The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that a Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, a Fund may be adversely affected.
Inflation-Protected Securities: A Fund may invest in U.S. Treasury Inflation Protected Securities (U.S. TIPS), which are fixed-income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. A Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, a Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed and will fluctuate. If a Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, a Fund may experience a loss if there is a subsequent period of deflation. A Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for All Urban Consumers ("CPI-U"), which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.
In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period a Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, if a Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, to satisfy its distribution requirements as a Registered Investment Company (RIC) and to eliminate any fund level income tax liability under the Code.
Distressed Companies, Loan Participations, Assignments and Unfunded Commitments: From time to time, a Fund may purchase the direct indebtedness of various companies (Indebtedness), or participation interests in Indebtedness (Participations), including Indebtedness and Participations of reorganizing companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, a Fund in effect steps into the role of the lender which made the loan to the company before its restructuring or refinancing. Indebtedness purchased by a Fund may be in the form of loans, notes or bonds.

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
The length of time remaining until maturity on the Indebtedness is one factor the subadvisers consider in purchasing a particular Indebtedness. Indebtedness which represents a specific Indebtedness of the company to a bank, is not considered to be a security issued by the bank selling it. A Fund may purchase loans from national and state-chartered banks as well as foreign banks, and they normally invest in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.
Participations represent fractional interests in a company’s Indebtedness. The financial institutions that typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank, which are known as “supranational organizations.” Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. Indebtedness and Participations may be illiquid as described below.
When a Fund purchases a loan participation, the Fund enters into a contractual relationship with the lender or a third party selling such participations (“Selling Participant”), but not the borrower. In this case, the Fund assumes the credit risk of the borrower and the Selling Participant and any other persons inter-positioned between the Fund and the borrower (“Intermediate Participants”). In contrast, when one of the Funds purchases an assignment, the contractual relationship is with the borrower and the credit risk assumed by the Fund is only with the borrower. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor.
The Funds may also enter into unfunded commitments, which are contractual obligations for future funding. These unfunded commitments represent a future obligation in full, even though a percentage of the commitment may not be utilized by the borrower. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is generally a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line permits borrowers to draw down, repay, and re-borrow specified amounts on demand. These types of investments may include standby financing commitments, which obligate the Fund to supply additional cash to the borrower on demand. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unfunded commitments are marked to market daily and any unrealized appreciation (depreciation) from unfunded commitments is reported in the Statements of Assets and Liabilities as well as the Statements of Operations in the Funds’ Financial Statements. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

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Notes to Financial Statements (continued)
Potential lack of investor protections under federal and state securities laws. If a corporate loan purchased by a Fund is not considered to be a “security,” the Fund will not receive the same investor protections with respect to such investment that are available to purchasers of investments that are considered “securities” under federal and state securities laws, including any possible recourse against an underwriter.
Mortgage Dollar Rolls: A Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage and can have an economic effect similar to borrowing money for investment purposes.
Private Placement and Restricted Securities: A Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Private placement and restricted securities are not registered under the Securities Act of 1933 (the "Securities Act"), as amended, and may be neither listed on an exchange nor traded in other established markets. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing and may not function as efficiently as established markets. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when a subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held, and potentially at prices lower than their fair market value. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.
Certain of the Funds’ investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often restricted securities, i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale.
The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of a subadviser may at times play a greater role in valuing these securities than in the case of publicly traded securities.

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Notes to Financial Statements (continued)
Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. Issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were registered or publicly traded.
From time to time, a restricted security may be registered for resale. A considerable time period may elapse between the time a Fund decides to sell the security and the time it is actually permitted to sell the security freely under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms than when it decided to sell the security. Transactions in restricted securities may entail other transaction costs that are higher than those for transactions in unrestricted securities.
When selling restricted securities to the public, a Fund may be deemed to be an underwriter for purposes of the Securities Act, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the Prospectuses forming a part of it, is materially inaccurate or misleading.
Restricted securities held by each Fund at April 30, 2022 are disclosed in the Schedules of Investments.
Securities Sold Short: Certain Funds may sell securities they do not own (a short sale) as a hedge against some of their long positions and/or in anticipation of a decline in the market value of that security. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker through which it made the short sale. A Fund may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions are recorded on the ex-date as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, which could be unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. A Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as net change in unrealized appreciation (depreciation) on the Statements of Operations.
The Funds are required to pledge cash or liquid securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Daily market fluctuations and trading activity could cause the value of securities sold short to be more or less than the value of the collateral segregated. Cash deposited with the broker for collateral for securities sold short is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedules of Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
(iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security.
Special Purpose Acquisition Companies (SPACs):  The Morningstar Alternatives Fund may invest in the common stock of and other interests (e.g., warrants and rights) in special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”). A SPAC is a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. SPACs typically issue public shares and warrants or rights pursuant to an initial public offering, and also typically issue “founders” shares and warrants or rights to the SPAC sponsor. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Morningstar Alternatives Fund may invest in SPACs for a variety of investment purposes, including to achieve income. These investments may include investments in the public shares, warrants or rights issued directly with a SPAC or may include founder’s shares, warrants or rights, either directly or indirectly through shares of a holding company. Some SPACs provide the opportunity for public common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. If not subject to a restriction on resale, the Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. The Morningstar Alternatives Fund may invest in certain SPAC founder investments where the SPAC securities or the securities of a holding company owning SPAC securities will not be registered under the Securities Act, as amended and/or no public market may exist for such securities. Such investments involve a high degree of risk which could cause the Fund to lose all or part of its investment. The restrictions on resale of certain unregistered SPAC investments may be for an extended time (e.g., two to three years). The Morningstar Alternatives Fund does not presently intend to invest more than 5% of its net assets in unregistered SPACs at time of purchase, but reserves the right to increase that amount in appropriate situations.
Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in a SPAC is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
the Fund believes is the SPAC interest’s intrinsic value; and (ix) founders shares, warrants or rights are subject to a greater risk of loss than public securities issued by a SPAC, and (x) the values of  investments in SPACs may be highly volatile and may depreciate significantly over time. As of April 30, 2022, there were no SPACs held by the Funds.
Zero Coupon and Payment In-Kind Bonds: A Fund may invest without limit in so-called zero-coupon bonds and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. A Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Fund to liquidate other investments to satisfy its distribution requirements under the Code. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment, if any, from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.
4. Investment Valuation and Fair Value Measurements
Investment Valuation Policies: The NAV of the Funds’ shares are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day that the NYSE is open (each a “Business Day”). The NAV per share of each Fund is computed by dividing the total current value of the assets of such Fund, less liabilities, by the total number of shares of the Fund outstanding at the time the computation is made.
Generally, investments for which market quotations are readily available will be valued at a current market price or, in the absence of a market price, at fair value as determined in good faith by MIM’s Pricing Committee pursuant to procedures approved by or under the direction of the Board of Trustees ("the Board") of the Trust. Pursuant to those procedures, the Pricing Committee considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service, and (4) other factors as necessary to determine a fair value under certain circumstances.
Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over the Counter ("OTC") securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. To reflect their fair value, short-term securities with 60 days or less remaining to maturity may, unless conditions indicate otherwise, utilize amortized cost to maturity based on their cost to a Fund.
The securities in a Fund, which are traded on a securities exchange are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange on which the security is principally traded.
Each Fund may invest in foreign securities, and as a result, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of certain of the Fund securities used in the calculation. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Fund’s NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board as described above. Portfolio securities that are traded both on an exchange and in the OTC market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of the currencies against U.S. Dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation.
To address this issue, the Board has approved the daily use of independently provided quantitative models that may adjust the closing prices of certain foreign equity and fixed income securities based on information that becomes available after the foreign market closes, through the application of an adjustment factor to such securities’ closing price. Adjustment factors may be greater than, less than, or equal to 1. Thus, use of these quantitative models could cause a Fund to value a security higher, lower or equal to its closing market price, which in turn could cause the Fund’s NAV per share to differ from that which would have been calculated using closing market prices. The use of these quantitative models is also intended to decrease the opportunities for persons to engage in ‘‘time zone arbitrage,’’ i.e., trading intended to take advantage of stale closing prices in foreign markets that could affect the NAV of the Funds. Securities subjected to an adjustment factor due to the use of these quantitative models are not specifically designated as such on the Funds’ Schedule of Investments.
All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.
Valuation Techniques: The following inputs and techniques may be used by the Funds to evaluate how to classify each major category of assets and liabilities into the appropriate fair value hierarchy in accordance with U.S. GAAP.

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
Equity securities, including securities sold short, rights, exchange traded options, warrants, exchange traded funds (“ETFs”) and closed-end investment companies, are valued at the last quoted sales prices or official closing prices taken from the primary market, or composite in which each security trades.
An equity for which no sales are reported, as in the case of a security that is traded in the OTC market or a less liquid listed equity, is valued at its last bid price (in the case of short sales, at the asked price).
Fixed income securities (other than certain short-term investments maturing in 60 days or less) and other investments that trade in markets that are not considered to be active, are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equities. Corporate and sovereign bonds and other fixed-income instruments are valued at estimated fair value using the latest bid prices or evaluated quotes furnished by independent pricing services, as well as quotations from counterparties and other market participants. Evaluated quotes are based on a matrix system, which may consider such factors as quoted prices for identical or similar assets, yields, maturities and ratings and are not necessarily reliant on quoted prices. Short-term debt investments of sufficient credit quality maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Investments classified within Level 3, if any, have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include illiquid securities. When observable prices are not available for these securities, the Funds may use one or more valuation approaches (e.g., the market approach or the income approach), including proprietary models for which sufficient and reliable data is available. Within Level 3, the market approach generally is based on the technique of using comparable market transactions/multiples, while the use of the income approach includes the estimation of future cash flows discounted to calculate fair value. Discounts may also be applied due to the nature or durations of any restrictions on the disposition of the investment or adjusted as appropriate for credit, market and/or other risk factors.
The inputs used by the Funds in estimating the value of Level 3 investments may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third party transactions in the underlying investment or comparable issuers, third party broker quotes, deal terms, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, changes in financial ratios or cash flows, benchmark yield curves, credit spreads, estimated default rates, underlying collateral, and other unique security features. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by MIM in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the fair value of the investment.
Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange their constitutes the principal market or, if no sales occurred on such date, at the bid price on such exchange at

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
the close of business on such date. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on a daily basis using quotations provided by an independent pricing service.
Forward contracts are typically classified within Level 2 of the fair value hierarchy.
OTC derivatives, including options on forward contracts, put and call options, contracts for differences and swap contracts, are valued by the Funds on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable.
The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.
Shares of open end investment companies, other than exchange-traded funds, are valued at their NAV.
Fair Valuation Hierarchy: Fair value is defined by U.S. GAAP as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a framework and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:
•  Level 1 – quoted prices in active markets for identical assets and liabilities (e.g. equity securities and open end investment companies)
•  Level 2 – prices determined using other significant observable inputs including, but not limited to, quoted prices for similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, prepayment speeds, credit risk, etc.) or other market corroborated inputs
•  Level 3 – prices determined using significant unobservable inputs (including the Pricing Committee’s own assumptions in determining the fair value of investments)
Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the end of the reporting period.
A valuation hierarchy including information regarding Level 3 securities, where applicable, is shown at the end of each Fund’s Schedule of Investments.
The Pricing Committee determined that based on their analysis of the market and access to market participants, the Russian equity securities held by the Funds had little or no value at April 30, 2022. Refer to Market Risk in Note 10.

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
5. Investment Advisory and Other Agreements
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser, with whom certain officers and trustees of the Trust are affiliated, to furnish certain portfolio management services to the Funds.
Pursuant to the Agreement, the Funds have contractually agreed to pay the Adviser a management fee calculated on the average daily net assets for each Fund, in the annual ratios below.
Fund	Ratio
Morningstar U.S. Equity Fund	0.67%
Morningstar International Equity Fund	0.83%
Morningstar Global Income Fund	0.35%
Morningstar Total Return Bond Fund	0.44%
Morningstar Municipal Bond Fund	0.44%
Morningstar Defensive Bond Fund	0.36%
Morningstar Multisector Bond Fund	0.61%
Morningstar Global Opportunistic Equity Fund	0.47%
Morningstar Alternatives Fund	0.85%
Pursuant to the Agreement, the Adviser is responsible for performing and overseeing portfolio management services to the Funds. In addition to selecting the overall investment strategies of the Funds, the Adviser oversees and monitors the selection and performance of the subadvisers and allocates assets among the subadvisers. The subadvisers manage each Fund’s investment portfolio pursuant to subadvisory agreements with the Adviser. The Adviser manages a portion of each Fund which may include equities, ETFs, mutual funds and money market fund investments.
The Trust and the Adviser have entered into a contractual expense limitation agreement (Base Expense Limitation Agreement) whereby the Adviser agreed to waive all or a portion of its fees or assume certain other expenses of each Fund at least through August 31, 2022, to the extent necessary to ensure that the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed the following rates, based on each Fund’s average daily net assets.  The amount the Adviser owes a Fund as of the reporting date is recorded as a Receivable from Adviser in the Statements of Assets and Liabilities.  The Adviser reimburses the Funds on a monthly basis. This management fee waiver and/or expense reimbursement will not be subject to future recoupment. For the year ended April 30, 2022, the Funds’ Adviser waived fees and/or reimbursed expenses pursuant to the Base Expense Limitation Agreement for each of the Funds as follows:
Fund	Base Expense Cap	Management Fees Waived
Morningstar U.S. Equity Fund	0.85%	$198,369
Morningstar International Equity Fund	1.00%	665,693
Morningstar Global Income Fund	0.89%	—
Morningstar Total Return Bond Fund	0.53%	1,471,214
Morningstar Municipal Bond Fund	0.59%	263,757
Morningstar Defensive Bond Fund	0.48%	309,402
Morningstar Multisector Bond Fund	0.80%	265,538
Morningstar Global Opportunistic Equity Fund	1.00%	—

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
Fund	Base Expense Cap	Management Fees Waived
Morningstar Alternatives Fund	1.29%	$—
The Trust and the Adviser have entered into a supplemental expense limitation agreement (Supplemental Expense Limitation Agreement) whereby the Adviser has agreed to waive all or a portion of its fees or assume certain other expenses of each Fund at least through August 31, 2022, to the extent necessary to ensure that the total annual fund operating expenses (excluding the above listed expenses other than acquired fund fees and expenses) do not exceed the following rates, based on each Fund’s average daily net assets. The amount the Adviser owes a Fund as of the reporting date is recorded as a Receivable from Adviser in the Statement of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. This management fee waiver and/or expense reimbursement will not be subject to future recoupment. For the year ended April 30, 2022, after taking fees waived and/or expenses reimbursed pursuant to the Base Expense Limitation Agreement into account, the Funds’ Adviser further waived fees and/or reimbursed expenses pursuant to the Supplemental Expense Limitation Agreement for each of the Funds as follows:
Fund	Supplemental Expense Cap	Management Fees Waived
Morningstar U.S. Equity Fund	0.85%	$302,314
Morningstar International Equity Fund	1.00%	214,953
Morningstar Global Income Fund	0.75%	—
Morningstar Total Return Bond Fund	0.54%	62,029
Morningstar Municipal Bond Fund	0.59%	34,393
Morningstar Defensive Bond Fund	0.55%	—
Morningstar Multisector Bond Fund	0.80%	17,559
Morningstar Global Opportunistic Equity Fund	0.93%	—
Morningstar Alternatives Fund	1.20%	477,686
As of April 30, 2022, the Trust has entered into subadvisory agreements with the following entities by Fund:
Fund	Subadvisers
Morningstar U.S. Equity Fund	ClearBridge Investments, LLC
Diamond Hill Capital Management, Inc.
Easterly Investment Partners LLC (formerly Levin Easterly Partners LLC)
Massachusetts Financial Services Company, d/b/a MFS Investment Management
Wasatch Advisors, Inc., d/b/a Wasatch Global Investors
Westwood Management Corp.
Morningstar International Equity Fund	Harding Loevner, L.P. Harris Associates, L.P. Lazard Asset Management LLC T. Rowe Price Associates, Inc.
Morningstar Global Income Fund	Cullen Capital Management, LLC Western Asset Management Company, LLC(1)
Morningstar Total Return Bond Fund	BlackRock Financial Management, Inc. Western Asset Management Company, LLC

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Notes to Financial Statements (continued)
Fund	Subadvisers
Morningstar Municipal Bond Fund	T. Rowe Price Associates, Inc. Allspring Global Investments, LLC(2)
Morningstar Defensive Bond Fund	First Pacific Advisors, LP
Morningstar Multisector Bond Fund(3)	Franklin Advisers, Inc.(4) Loomis, Sayles & Company, L.P. TCW Investment Management Company LLC
Morningstar Global Opportunistic Equity Fund	Brandywine Global Investment Management, LLC(4) Lazard Asset Management LLC
Morningstar Alternatives Fund	BlackRock Financial Management, Inc. SSI Investment Management LLC Water Island Capital, LLC

(1)	On December 15, 2021, after consideration and evaluation of various factors and information, the Board of Trustees approved the terms of a subadvisory agreement between Western Asset Management Company, LLC ("Western"), the Adviser, and the Trust on behalf of the Morningstar Global Income Fund dated January 1, 2022, pursuant to which Western commenced serving as a subadviser to the Fund effective February 25, 2022.
(2)	Formerly Wells Capital Management, Inc. and rebranded as of November 1, 2021.
(3)	On March 9, 2022, after consideration and evaluation of various factors and information, the Board of Trustees approved the terms of a subadvisory agreement between Voya Investment Management Company, LLC, the Adviser, and the Trust on behalf of the Morningstar Multisector Bond Fund dated April 1, 2022 pursuant to which Voya will commence serving as a subadviser to the Fund effective May 2, 2022.
(4)	On March 9, 2022, after consideration and evaluation of various factors and information, the Board of Trustees approved the termination with and the services of Brandywine Global Investment Management, LLC as subadviser for the Morningstar Global Opportunistic Equity Fund and the termination with and the services of Franklin Advisers, Inc. as subadviser for the Morningstar Multisector Bond Fund effective May 1, 2022.
Pursuant to the subadvisory agreements between the subadvisers, the Adviser and the Trust, the Adviser will pay the subadvisers out of the management fees from the Funds.
The Trust has an administration agreement with The Northern Trust Company (“Northern Trust”), which provides certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. Northern Trust also serves as custodian of each Fund’s securities and cash, transfer agent and dividend disbursing agent.
Foreside Fund Services, LLC (the “Distributor”), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), serves as the principal underwriter and distributor of the Trust’s shares. Foreside Management Services, LLC (“FMS”) provides a Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.
The Trust, on behalf of the Funds, has agreements with various financial intermediaries and “mutual fund supermarkets”, under which customers of these intermediaries may purchase and hold Fund shares. These intermediaries assess asset-based fees in consideration for providing certain account maintenance, record keeping and transactional and other shareholder services (collectively, “Sub-accounting fees”).

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Notes to Financial Statements (continued)
6. Investment Transactions
During the year ended April 30, 2022, the cost of purchases and the proceeds from sales of investments (excluding in-kind transactions, swap contracts, contracts for difference, forward foreign currency exchange contracts, futures contracts and short-term investments) were as follows:
	Purchases		Sales
Fund	U.S. Government	Other	U.S. Government	Other	Securities Sold Short	Covers on Securities Sold Short
Morningstar U.S. Equity Fund	$ —	$ 994,565,233	$ —	$1,160,547,731	$ —	$ —
Morningstar International Equity Fund	—	677,293,132	—	700,457,464	—	—
Morningstar Global Income Fund	41,257,633	322,083,121	28,545,891	340,776,968	—	—
Morningstar Total Return Bond Fund	218,228,703	2,845,840,346	153,368,104	2,762,444,569	231,875,294	239,785,472
Morningstar Municipal Bond Fund	—	161,955,946	—	161,982,276	—	—
Morningstar Defensive Bond Fund	—	80,837,028	—	120,965,143	—	—
Morningstar Multisector Bond Fund	2,337,630	188,557,463	781,113	243,390,973	—	—
Morningstar Global Opportunistic Equity Fund	6,186,961	185,991,706	18,914,848	188,638,951	—	—
Morningstar Alternatives Fund	—	1,724,464,850	—	1,629,075,076	281,829,251	310,541,679

7. Securities Lending
On December 15, 2021, the Board of Trustees approved the participation for the Morningstar Defensive Bond Fund, Morningstar Global Income Fund, Morningstar International Equity Fund, Morningstar Total Return Bond Fund, Morningstar U.S. Equity Fund, and Morningstar Global Opportunistic Equity Fund in a securities lending program. Under the securities lending program, The Northern Trust Company serves as the Securities Lending Agent (or "Agent") pursuant to a Securities Lending Authorization Agreement (the “Securities Lending Agreement”). The Securities Lending Agent provided the following services for the Funds listed above in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions contained in the Securities Lending Agreement; (ii) selecting securities to be loaned pursuant to the Securities Lending Agent’s impartial sequencing; (iii) reviewing creditworthiness of securities lending counterparties; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (v) each business day, monitoring the value of the loaned securities and

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (vi) negotiating loan terms; (vii) recordkeeping and account servicing; (viii) monitoring dividend/distribution activity relating to loaned securities; and (ix) arranging for return of loaned securities to the Funds at loan termination.
Each Fund will limit lending to be less than one third of the value of its total assets. The Funds’ securities held at the Securities Lending Agent as custodian shall be available to be lent except those securities the Funds specifically identify in writing as not being available for lending. The borrower pledges and maintains with each Fund collateral consisting of cash and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S. securities and a value of no less than 105% of the market value for non-U.S. securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. securities on loan and not less than 105% of the current value of the non-U.S. securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.
Cash collateral received is invested in a money market fund managed by Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation as disclosed in each Fund’s Schedule of Investments and reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. The remaining contractual maturity of securities lending transactions with cash collateral is overnight and continuous. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is held by the Securities Lending Agent on behalf of each Fund, and each Fund does not have the ability to re-hypothecate these securities. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as "qualified dividend income" under the Jobs and Growth Tax Reconciliation Act of 2003. The securities lending income earned by the Funds is disclosed on the Statement of Operations.
The following is a summary of the Funds' securities on loan and related cash and non-cash collateral received as of April 30, 2022:
Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received*	Total Collateral Received
Morningstar U.S. Equity Fund	$ 16,463,299	$ 6,209,220	$ 11,090,388	$ 17,299,608
Morningstar International Equity Fund	18,161,183	18,453,591	388,026	18,841,617
Morningstar Global Income Fund	14,167,492	6,041,033	8,633,392	14,674,425
Morningstar Total Return Bond Fund	10,350,363	3,241,194	7,382,815	10,624,009
Morningstar Defensive Bond Fund	12,598,778	12,153,261	759,547	12,912,808

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Notes to Financial Statements (continued)
Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received*	Total Collateral Received
Morningstar Global Opportunistic Equity Fund	$3,095,967	$2,912,780	$405,018	$3,317,798

*Remaining contractual maturity of securities lending transactions with non-cash collateral
Fund	Up to 30 Days	30-90 Days	Over 90 Days	Total Non-Cash Collateral Received
Morningstar U.S. Equity Fund	$ 129,696	$ 381,002	$ 10,579,690	$ 11,090,388
Morningstar International Equity Fund	97	9,190	378,739	388,026
Morningstar Global Income Fund	-	19,014	8,614,378	8,633,392
Morningstar Total Return Bond Fund	-	341	7,382,474	7,382,815
Morningstar Defensive Bond Fund	732	3,693	755,122	759,547
Morningstar Global Opportunistic Equity Fund	-	7,039	397,979	405,018

Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner. There also may be risks of delay in receiving additional collateral, in recovering the securities loaned, or a loss of rights in the collateral should the borrower of the securities fail financially. In the event a Fund is unsuccessful in seeking to enforce the contractual obligation to deliver additional collateral, then the Fund could suffer a loss. To mitigate borrower default risk, the Funds benefit from a borrower default indemnity provided by the Securities Lending Agent. The Securities Lending Agent’s indemnity allows for full replacement of securities lent wherein the Agent will purchase the unreturned loaned securities on the open market applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, the Securities Lending Agent will purchase the unreturned loan securities at the Agent’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.
Due to the absence of a master netting agreement related to the Funds' participation in securities lending, no offsetting disclosure has been made on behalf of the Funds.
8. Financial Derivative Instruments
Certain Funds may invest in derivatives as part of their principal investment strategies in an attempt to achieve their investment objective. The Funds’ derivative contracts are not accounted for as hedging instruments under U.S. GAAP. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.
Forward Foreign Currency Contracts: A forward foreign currency contract is an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A forward foreign currency contract will

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when a Fund sells a security denominated in one currency and purchases a security denominated in another currency.
At the maturity of a forward foreign currency contract, a Fund may either exchange the currencies specified at the maturity of a forward foreign currency contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward foreign currency contract are usually effected with the counterparty to the original forward contract. A Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
Under definitions adopted by the Commodity Futures Trading Commission (CFTC) and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Forward foreign currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.
CFTC regulation of forward foreign currency contracts, especially non-deliverable forwards, may restrict a Fund’s ability to use these instruments in the manner described above or subject the adviser to CFTC registration and regulation as a commodity pool operator with respect to that Fund.
The successful use of these transactions will usually depend on the adviser’s or a subadviser’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. In unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Moreover, investors should bear in mind that the Funds are not obligated to actively engage in hedging or other currency transactions. For example, a Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.
Forward foreign currency contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward foreign currency contract entered into by the Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
Forward foreign currency exchange contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.
Futures Contracts: A Fund may enter into futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, rate, currency or commodity, at a specified price at a specified later date. Each Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If MIM or a subadviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, a Fund may sell futures contracts. If declining interest rates are anticipated, a Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.
When a Fund enters into a futures contract, it must deliver to an account controlled by a futures commission merchant ("FCM") an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by a Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by a Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
A Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, if MIM’s or a subadviser’s judgment about the general direction of interest rates or markets is wrong, a Fund’s overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.
There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.
Each Fund will incur brokerage fees in connection with its futures transactions. In addition, while futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.
Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. There is no assurance that a Fund will be able to enter into closing transactions.
The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.
Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
Futures contracts outstanding at year end, if any, are listed after each Fund’s Schedule of Investments. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
unrealized appreciation (depreciation) on futures contracts. At April 30, 2022, the Morningstar Global Income Fund, the Morningstar Total Return Bond Fund, and the Morningstar Alternatives Fund pledged cash to cover margin requirements for open futures positions in an amount of $147,728, $2,651,899 and $835,671, respectively, which is included in Due from Broker on the Statements of Assets and Liabilities.
Options on Futures Contracts: Options on futures contracts trade on the same contract markets as the underlying futures contract. When a Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract, whereby a Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument.
The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM.
A Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.
Options: A Fund may purchase and sell call and put options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

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Notes to Financial Statements (continued)
As the buyer of a call option, a Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). A Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.
As the buyer of a put option, a Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, a Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. If a put option is not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.
Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.
If a call option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the money), or above the current value of the underlying reference instrument at the time the option is written.
As the writer of a put option, a Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. A Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
Options involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and a Fund may have difficulty effecting closing transactions in particular options. Therefore, a Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. A Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when a Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.
The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of a Fund’s portfolio that is being hedged. In addition, a Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the investment manager is not successful in using options in managing a Fund’s investments, the Fund’s performance will be worse than if the investment manager did not employ such strategies.
Options on Interest-Rate Swaps: An option on an interest-rate swap (sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation, in return for payment of a premium, to enter into a new interest- rate swap. Options on swap agreements involve the risks associated with derivative instruments generally, as well as the additional risks associated with both options and swaps generally. A pay fixed option on an interest-rate swap gives the buyer the right to establish a position in an interest-rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest-rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term.
Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest-rate swap and therefore also the value of the option on the interest-rate swap will change. When a Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs. However, if a Fund writes (sells) a swaption, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received.
Options on swap agreements are considered to be swaps for purposes of CFTC regulation. Although they are traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing.

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Notes to Financial Statements (continued)
When a Fund purchases an option on a swap, an amount equal to the premium paid by the Fund is recorded as an Investment on the Schedules of Investments, the value of which is marked-to-market daily to reflect its current market value. If the option on a swap expires, a Fund realizes a loss equal to the amount of the premium paid.
Options on swap agreements are marked-to-market daily based upon quotations from market makers. Changes in the value of an option on a swap are reported as unrealized gains or losses.
Interest Rate, Inflation Index and Total Return Swap Contracts: A Fund may purchase interest-rate swaps. A Fund may use interest-rate swaps to increase or decrease exposure to a particular interest rate or rates, which may result in the Fund experiencing a gain or loss depending on whether the interest rates increased or decreased during the term of the agreement. A Fund may also enter into inflation index swaps to manage exposure to inflation risk. An inflation index swap is an agreement between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value. A Fund may also engage in total return swaps, in which payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as a fixed-income security, a combination of securities, or an index). The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indexes or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.
A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Under certain circumstances, suitable transactions may not be available to a Fund, or the Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Swaps carry counterparty risks that cannot be fully anticipated. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to a Fund.
For centrally cleared swaps, the Schedules of Investments include the cumulative appreciation (depreciation), while only the current day’s variation margin is reported within the Statements of Assets and Liabilities. For interest rate contracts, an up-front payment received by a Fund is recorded as a liability and an upfront payment made by a Fund is recorded as an asset on the Fund’s Statement of Assets and Liabilities. Upfront payments are

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
amortized over the term of the contract. If there is no upfront payment or receipt, market value will equal unrealized appreciation(depreciation). Periodic payments received (paid) by a Fund are recorded as realized gains (losses) from the expiration or closing of swap contracts on the Fund’s Statement of Assets and Liabilities.
Interest rate swaps are marked to market daily and the change is recorded as unrealized gain (loss) on swap contracts in the Statements of Operations. The Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Schedules of Investments. Non-deliverable interest rate swap contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Centrally cleared interest rate swaps may have forward effective dates. The amortization of the upfront premiums (if applicable) and payments related to these swap contracts begin on the effective date of the contract. Interest rate, inflation index and total return swaps contracts outstanding, including their respective notional amounts at period end, if any, are listed after each Fund’s Schedule of Investments.
Credit Default Swaps: A Fund may purchase credit default swaps. A credit default swap is an agreement between a Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, a Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments, and would have no payment obligations to the counterparty. A Fund may sell credit protection to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.
A Fund may enter into credit default swap contracts as protection buyer to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund. The purchase of credit default swaps involves costs, which will reduce a Fund’s return.
Credit default swaps involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When a Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to

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Notes to Financial Statements (continued)
a credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due). The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.
A protection buyer may lose its investment and recover nothing should an event of default not occur. A Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.
The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. The parties to a credit default swap may be required to post collateral to each other. If a Fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if a Fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty. A Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.
For centrally cleared swaps, the Schedules of Investments include the cumulative appreciation (depreciation), while only the current day’s variation margin is reported within the Statements of Assets and Liabilities. For credit default swap contracts, an up-front payment received by a Fund is recorded as a liability and an upfront payment made by a Fund is recorded as an asset on the Fund’s Statement of Assets and Liabilities. Upfront payments are amortized over the term of the contract. If there is no upfront payment or receipt, market value will equal unrealized appreciation (depreciation). Periodic payments received (paid) by a Fund are recorded as realized gains (losses) from the expiration or closing of swap contracts on the Fund’s Statement of Assets and Liabilities.
The credit default contracts are marked to market daily and the change, if any, is recorded as an unrealized gain or loss. Changes in market value are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the up-front payment, is recorded as a realized gain or loss on swap contracts in the Statements of Operations.
Each Fund's risk of loss associated with these instruments may exceed their fair value, as recorded in the Schedules of Investments. Credit default swap contracts outstanding, including their respective notional amounts at year end, if any, are listed after each Fund’s Schedule of Investments.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default contracts on corporate issues or sovereign issues of an emerging country as of year end are disclosed in the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default contracts on asset-backed securities and credit indices, the

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Notes to Financial Statements (continued)
quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Contracts for Differences: The Morningstar Alternatives Fund may enter into Contracts for Differences (“CFDs”). CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this decline in value, and the margin call may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded OTC. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation. In a short position, a Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.
Master Netting Agreements: Certain Funds are parties to master netting arrangements with counterparties (“Master Agreements”). Master Agreements govern the terms of certain like transactions, and reduce the counterparty risk associated with relevant transactions by specifying payment netting mechanisms across multiple transactions and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded by different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple Master Agreements with a counterparty and its affiliates.
As the Master Agreements are specific to unique operations of different asset types, they allow the Funds to i) close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty, ii) exit transactions through means other than sale, such as through a negotiated agreement with the Funds’ counterparty, a transfer to another party, or close out of the position through execution of an offsetting transaction.
Master Repurchase Agreements govern repurchase, or reverse repurchase transactions, relating to government bonds between certain Funds and select counterparties. Master Repurchase Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

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Notes to Financial Statements (continued)
Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of equities, bonds, equity options or short sales of securities between certain Funds and selected counterparties. These arrangements provide financing terms for such transactions and include guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically held by the prime broker and offset any obligations due to the prime broker.
Customer Account Agreements govern cleared derivatives transactions and exchange-traded futures and options transactions. Upon entering into an exchange-traded or centrally cleared derivative contract, the Funds are required to deposit with the relevant clearing organization cash or securities, which is referred to as the initial margin. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded as Deposits with brokers for centrally cleared swaps and Deposits with brokers for futures contracts on the Statements of Assets and Liabilities. For exchange-traded futures or centrally cleared swaps, initial margin is posted, and daily changes in fair value are recorded as a payable or receivable on the Statements of Assets and Liabilities as Variation margin on centrally cleared swaps and Variation margin on futures contracts. Variation margin is determined separately for exchange-traded futures and centrally cleared swaps and cannot be netted.
International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into between certain Funds and a counterparty. ISDA Master Agreements maintain provisions for general obligations, representations, netting of settlement payments, agreements to deliver supporting documents, collateral transfer and events of default or termination. Events of termination include a decline in a Fund’s net assets below a specified threshold over a certain period of time or a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all OTC contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by a party to elect early termination could be material to the financial statements and impact a Fund’s future derivative activity.
Collateral and margin requirements differ according to the terms of each type of Master Agreement. Collateral is routinely transferred if the total net exposure net of existing collateral already in place governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold. Collateral can be in the form of cash, debt securities issued by the U.S. government, money market funds and other securities as agreed to by a Fund and the applicable counterparty, or as permitted by the clearing house or exchange.
Collateral pledged by a Fund for OTC derivatives pursuant to a Master Agreement is segregated by the Fund’s custodian and identified as an asset in the Statements of Assets and Liabilities either as a component of Investments in non-affiliates, at value (securities) or in Due from broker (cash). Segregation of a Fund’s collateral in the custodian account helps mitigate counterparty risk.

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Notes to Financial Statements (continued)
Collateral posted for the benefit of a Fund pursuant to a Master Agreement is held by a custodian of the Fund. Amounts which can be invested or repledged, are presented in each Fund's Schedule of Investments. Collateral received is reflected as a liability within Due to broker in the Statements of Assets and Liabilities.
The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objectives. The Funds’ derivative contracts are not accounted for as hedging instruments under GAAP. The effect of such derivative instruments on the Funds' financial position and financial performance for the year ended April 30, 2022 are as follows:
	Assets					Liabilities
	Unrealized Appreciation on Futures Contracts(1)	Swaps and Contracts for Difference at Fair Value(2)	Unrealized Appreciation on Forward Currency Exchange Contracts	Purchased Options and Swaptions at Fair Market Value	Total	Unrealized Depreciation on Futures Contracts(1)	Swaps and Contracts for Difference at Fair Value(2)	Unrealized Depreciation on Forward Currency Exchange Contracts	Written Options and Swaptions at Fair Market Value	Total
Morningstar International Equity Fund
Foreign exchange rate risk	$ —	$ —	$ 219,852	$ —	$ 219,852	$ —	$ —	$ 29,718	$ —	$ 29,718
Total	—	—	219,852	—	219,852	—	—	29,718	—	29,718
Netting positions	—	—	(29,718)	—	(29,718)	—	—	(29,718)	—	(29,718)
Net Fair Value of Derivative Contracts	$ —	$ —	$ 190,134	$ —	$ 190,134	$ —	$ —	$ —	$ —	$ —
Morningstar Global Income Fund
Foreign exchange rate risk	$ —	$ —	$ 91,551	$ 20,438	$ 111,989	$ —	$ —	$ 218,210	$ 9,491	$ 227,701
Interest rate risk	264,305	—	—	13,500	277,805	406,786	—	—	—	406,786
Total	264,305	—	91,551	33,938	389,794	406,786	—	218,210	9,491	634,487
Netting positions	(264,305)	—	(91,551)	(9,491)	(365,347)	(264,305)	—	(91,551)	(9,491)	(365,347)
Net Fair Value of Derivative Contracts	$ —	$ —	$ —	$ 24,447	$ 24,447	$ 142,481	$ —	$ 126,659	$ —	$ 269,140
Morningstar Total Return Bond Fund
Credit risk	$ —	$ 1,400,447	$ —	$ —	$ 1,400,447	$ —	$ 3,639	$ —	$ —	$ 3,639
Foreign exchange rate risk	—	—	457,225	29,657	486,882	—	—	267,980	17,681	285,661
Inflation risk	—	812,890	—	—	812,890	—	2,610,029	—	—	2,610,029
Interest rate risk	1,527,293	5,242,932	—	557,356	7,327,581	7,191,364	1,761,525	—	475,615	9,428,504
Total	1,527,293	7,456,269	457,225	587,013	10,027,800	7,191,364	4,375,193	267,980	493,296	12,327,833
Netting positions	(1,527,293)	(4,375,193)	(267,980)	(493,296)	(6,663,762)	(1,527,293)	(4,375,193)	(267,980)	(493,296)	(6,663,762)
Net Fair Value of Derivative Contracts	$ —	$ 3,081,076	$ 189,245	$ 93,717	$ 3,364,038	$ 5,664,071	$ —	$ —	$ —	$ 5,664,071
Morningstar Multisector Bond Fund
Credit risk	$ —	$ 4,911	$ —	$ —	$ 4,911	$ —	$ —	$ —	$ —	$ —

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
	Assets					Liabilities
	Unrealized Appreciation on Futures Contracts(1)	Swaps and Contracts for Difference at Fair Value(2)	Unrealized Appreciation on Forward Currency Exchange Contracts	Purchased Options and Swaptions at Fair Market Value	Total	Unrealized Depreciation on Futures Contracts(1)	Swaps and Contracts for Difference at Fair Value(2)	Unrealized Depreciation on Forward Currency Exchange Contracts	Written Options and Swaptions at Fair Market Value	Total
Morningstar Multisector Bond Fund (continued)
Foreign exchange rate risk	$ —	$ —	$ 135,886	$ —	$ 135,886	$ —	$ —	$ 146,310	$ —	$ 146,310
Total	—	4,911	135,886	—	140,797	—	—	146,310	—	146,310
Netting positions	—	—	(135,886)	—	(135,886)	—	—	(135,886)	—	(135,886)
Net Fair Value of Derivative Contracts	$ —	$ 4,911	$ —	$ —	$ 4,911	$ —	$ —	$ 10,424	$ —	$ 10,424
Morningstar Alternatives Fund
Credit risk	$ —	$ 64,860	$ —	$ —	$ 64,860	$ —	$ —	$ —	$ —	$ —
Equity risk	—	73,149,242	—	30,260	73,179,502	—	69,927,368	—	33,592	69,960,960
Foreign exchange rate risk	—	—	648,282	—	648,282	—	—	331,767	—	331,767
Inflation risk	—	126,816	—	—	126,816	—	—	—	—	—
Interest rate risk	2,168,150	480,000	—	—	2,648,150	627,086	700,630	—	—	1,327,716
Total	2,168,150	73,820,918	648,282	30,260	76,667,610	627,086	70,627,998	331,767	33,592	71,620,443
Netting positions	(627,086)	(70,627,998)	(331,767)	(30,260)	(71,617,111)	(627,086)	(70,627,998)	(331,767)	(30,260)	(71,617,111)
Net Fair Value of Derivative Contracts	$1,541,064	$ 3,192,920	$ 316,515	$ —	$ 5,050,499	$ —	$ —	$ —	$ 3,332	$ 3,332

[1]	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.
[2]	Includes cumulative appreciation/depreciation on centrally-cleared swap agreements as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following table indicates the effect of derivative instruments, by primary underlying risk exposure and contract type, on the Statements of Operations for the year ended April 30, 2022:
	Net Realized Gain (Loss) on Derivatives Recognized as a Result from Operations					Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
	Futures Contracts	Swaps and Contracts for Difference	Forward Currency Exchange Contracts	Purchased/ Written Options and Swaptions	Total	Futures Contracts	Swaps and Contracts for Difference	Forward Currency Exchange Contracts	Purchased/ Written Options and Swaptions	Total
Morningstar International Equity Fund
Foreign exchange rate risk	$—	$—	$226,840	$—	$226,840	$—	$—	$71,249	$—	$71,249
Total	$—	$—	$226,840	$—	$226,840	$—	$—	$71,249	$—	$71,249

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Notes to Financial Statements (continued)
	Net Realized Gain (Loss) on Derivatives Recognized as a Result from Operations					Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
	Futures Contracts	Swaps and Contracts for Difference	Forward Currency Exchange Contracts	Purchased/ Written Options and Swaptions	Total	Futures Contracts	Swaps and Contracts for Difference	Forward Currency Exchange Contracts	Purchased/ Written Options and Swaptions	Total
Morningstar Global Income Fund
Foreign exchange rate risk	$ —	$ —	$ 11,987	$ (3,950)	$ 8,037	$ —	$ —	$(126,659)	$ (30,619)	$ (157,278)
Interest rate risk	(40,081)	—	—	12,250	(27,831)	(142,481)	—	—	687	(141,794)
Total	$ (40,081)	$ —	$ 11,987	$ 8,300	$ (19,794)	$ (142,481)	$ —	$(126,659)	$ (29,932)	$ (299,072)
Morningstar Total Return Bond Fund
Credit risk	$ —	$ 249,560	$ —	$ —	$ 249,560	$ —	$(1,131,199)	$ —	$ —	$(1,131,199)
Equity risk	—	82,844	—	—	82,844	—	(15,184)	—	—	(15,184)
Foreign exchange rate risk	—	—	155,930	(242,251)	(86,321)	—	—	172,092	75,017	247,109
Inflation risk	—	940,781	—	—	940,781	—	(1,797,138)	—	—	(1,797,138)
Interest rate risk	(5,152,326)	(320,314)	—	2,190,986	(3,281,654)	(5,116,512)	467,853	—	(156,610)	(4,805,269)
Total	$(5,152,326)	$ 952,871	$ 155,930	$1,948,735	$(2,094,790)	$(5,116,512)	$(2,475,668)	$ 172,092	$ (81,593)	$(7,501,681)
Morningstar Multisector Bond Fund
Credit risk	$ —	$ (33,874)	$ —	$ —	$ (33,874)	$ —	$ 33,813	$ —	$ —	$ 33,813
Foreign exchange rate risk	—	—	(322,978)	—	(322,978)	—	—	218,898	—	218,898
Total	$ —	$ (33,874)	$ (322,978)	$ —	$ (356,852)	$ —	$ 33,813	$ 218,898	$ —	$ 252,711
Morningstar Global Opportunistic Equity Fund
Foreign exchange rate risk	$ —	$ —	$(1,595,630)	$ —	$(1,595,630)	$ —	$ —	$ (29,387)	$ —	$ (29,387)
Interest rate risk	(519,214)	—	—	—	(519,214)	(1,962)	—	—	—	(1,962)
Total	$ (519,214)	$ —	$(1,595,630)	$ —	$(2,114,844)	$ (1,962)	$ —	$ (29,387)	$ —	$ (31,349)
Morningstar Alternatives Fund
Credit risk	$ —	$ (5,590)	$ —	$ —	$ (5,590)	$ —	$ (71,963)	$ —	$ —	$ (71,963)
Equity risk	—	4,213,097	—	672,510	4,885,607	—	1,408,005	—	172,657	1,580,662
Foreign exchange rate risk	—	—	793,915	—	793,915	—	—	312,523	—	312,523
Inflation risk	—	—	—	—	—	—	126,105	—	—	126,105
Interest rate risk	715,687	(8,373)	—	—	707,314	1,352,962	(231,155)	—	—	1,121,807
Total	$ 715,687	$4,199,134	$ 793,915	$ 672,510	$ 6,381,246	$ 1,352,962	$ 1,230,992	$ 312,523	$ 172,657	$ 3,069,134

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
The following tables present the Funds’ gross OTC derivative assets and liabilities by counterparty and contract type net of amounts available for offset under netting arrangements and any related collateral received or posted by the Funds’ as of April 30, 2022.
Morningstar International Equity Fund
Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency exchange contracts	$219,852	$29,718
Total gross amount of derivatives in the Statement of Assets and Liabilities	$219,852	$29,718
Less: Derivatives not subject to MNA or similar agreements	—	—
Total gross amount of derivatives subject to MNA or similar agreement	$219,852	$29,718

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Northern Trust	$219,852	$(29,718)	$190,134	$—	$190,134
Total	$219,852	$(29,718)	$190,134	$—	$190,134

Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Northern Trust	$(29,718)	$29,718	$—	$—	$—
Total	$(29,718)	$29,718	$—	$—	$—
Morningstar Global Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency exchange contracts	$ 91,551	$ 218,210
Futures contracts	264,305	406,786
Purchased options	33,938	—
Written options	—	9,491
Total gross amount of derivatives in the Statement of Assets and Liabilities	$ 389,794	$ 634,487
Less: Derivatives not subject to MNA or similar agreements	(277,805)	(406,786)
Total gross amount of derivatives subject to MNA or similar agreement	$ 111,989	$ 227,701

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
BNP Paribas	$ 19,784	$ —	$19,784	$—	$19,784
Goldman Sachs	23,916	(14,897)	9,019	—	9,019
JPMorgan Chase	8,004	(8,004)	—	—	—
Morgan Stanley	60,285	(60,285)	—	—	—
Total	$111,989	$(83,186)	$28,803	$—	$28,803

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
Morningstar Global Income Fund  (continued)
Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Citibank	$ (76,272)	$ —	$ (76,272)	$—	$ (76,272)
Goldman Sachs	(14,897)	14,897	—	—	—
JPMorgan Chase	(17,194)	8,004	(9,190)	—	(9,190)
Morgan Stanley	(119,338)	60,285	(59,053)	—	(59,053)
Total	$(227,701)	$83,186	$(144,515)	$—	$(144,515)
Morningstar Total Return Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency exchange contracts	$ 457,225	$ 267,980
Futures contracts	1,527,293	7,191,364
Interest rate swap contracts*	5,242,932	1,761,525
Credit default swap contracts*	1,400,447	3,639
Inflation swap contracts*	812,890	2,610,029
Purchased options	180,410	—
Purchased swaptions	406,603	—
Written options	—	254,544
Written swaptions	—	238,752
Total gross amount of derivatives in the Statement of Assets and Liabilities	$10,027,800	$ 12,327,833
Less: Derivatives not subject to MNA or similar agreements	(8,979,577)	(11,763,121)
Total gross amount of derivatives subject to MNA or similar agreement	$ 1,048,223	$ 564,712

*	The values of swap agreements are the market values listed on the Schedules of Investments.

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Bank of America(a)	$ 461,471	$(300,606)	$160,865	$(160,865)	$ —
Barclays (b)	68,698	(26,352)	42,346	(38,000)	4,346
BNP Paribas	184,596	(6,539)	178,057	—	178,057
Citibank	13,991	(13,991)	—	—	—
Deutsche Bank	28,987	(28,987)	—	—	—
Goldman Sachs(a)	71,281	(24,306)	46,975	(46,975)	—
HSBC	10,148	(10,148)	—	—	—
JPMorgan Chase(b)	114,566	(46,034)	68,532	(30,000)	38,532
Morgan Stanley(b)	89,197	(14,491)	74,706	(38,000)	36,706
Toronto—Dominion Bank	2,081	—	2,081	—	2,081
UBS	3,207	—	3,207	—	3,207
Total	$1,048,223	$(471,454)	$576,769	$(313,840)	$262,929

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
Morningstar Total Return Bond Fund  (continued)
Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Bank of America	$(300,606)	$300,606	$ —	$ —	$ —
Barclays	(26,352)	26,352	—	—	—
BNP Paribas	(6,539)	6,539	—	—	—
Citibank (b)	(27,454)	13,991	(13,463)	8,000	(5,463)
Deutsche Bank(b)	(48,300)	28,987	(19,313)	10,000	(9,313)
Goldman Sachs	(24,306)	24,306	—	—	—
HSBC	(66,910)	10,148	(56,762)	—	(56,762)
JPMorgan Chase	(46,034)	46,034	—	—	—
Morgan Stanley	(14,491)	14,491	—	—	—
State Street	(3,720)	—	(3,720)	—	(3,720)
Total	$(564,712)	$471,454	$(93,258)	$18,000	$(75,258)

(a)	Actual amount of collateral received from Bank of America and Goldman Sachs exceeded the net amount before collateral and is included in "Due from broker" in the Statements of Assets and Liabilities.
(b)	Actual amount of collateral received from Barclays, JPMorgan Chase and Morgan Stanley and pledged by the Fund to Citibank and Deutsche Bank is included in "Due from broker" and "Due to broker" respectively, in the Statements of Assets and Liabilities.
Morningstar Multisector Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency exchange contracts	$135,886	$146,310
Credit default swap contracts*	4,911	—
Total gross amount of derivatives in the Statement of Assets and Liabilities	$140,797	$146,310
Less: Derivatives not subject to MNA or similar agreements	—	—
Total gross amount of derivatives subject to MNA or similar agreement	$140,797	$146,310

*	The values of swap agreements are the market values listed on the Schedules of Investments.

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Bank of America(a)	$ 35,626	$ —	$35,626	$(35,626)	$ —
Barclays	7,174	(7,174)	—	—	—
BNP Paribas	26,320	(26,320)	—	—	—
Goldman Sachs	8,750	—	8,750	—	8,750
JPMorgan Chase	26,384	—	26,384	—	26,384
Morgan Stanley	23,059	(23,059)	—	—	—
Standard Chartered Bank	10,758	—	10,758	—	10,758
State Street	2,726	—	2,726	—	2,726
Total	$140,797	$(56,553)	$84,244	$(35,626)	$48,618

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
Morningstar Multisector Bond Fund  (continued)
Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Barclays (a)	$ (25,754)	$ 7,174	$(18,580)	$18,580	$ —
BNP Paribas	(38,403)	26,320	(12,083)	—	(12,083)
Morgan Stanley(b)	(82,153)	23,059	(59,094)	50,000	(9,094)
Total	$(146,310)	$56,553	$(89,757)	$68,580	$(21,177)

(a)	Actual amount of collateral received from Bank of America and pledged by the Fund to Barclays exceeded the net amount before collateral and is included in Due from broker and Due to broker respectively, in the Statements of Assets and Liabilities.
(b)	Actual amount of collateral pledged by the Fund to Morgan Stanley is included in Due from broker in the Statements of Assets and Liabilities.
Morningstar Alternatives Fund
Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency exchange contracts	$ 648,282	$ 331,767
Futures contracts	2,168,150	627,086
Contracts for difference*	73,149,242	69,927,368
Interest rate swap contracts*	480,000	700,630
Credit default swap contracts*	64,860	—
Inflation swap contracts*	126,816	—
Purchased options	30,260	—
Written options	—	33,592
Total gross amount of derivatives in the Statement of Assets and Liabilities	$76,667,610	$71,620,443
Less: Derivatives not subject to MNA or similar agreements	(2,868,698)	(1,326,654)
Total gross amount of derivatives subject to MNA or similar agreement	$73,798,912	$70,293,789

*	The values of contracts for differences and swap agreements are the market values listed on the Schedules of Investments.

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Bank of America	$ 9,618	$ (9,618)	$ —	$ —	$ —
Barclays (a)	27,369,076	(26,542,461)	826,615	(330,000)	496,615
Citibank	94	(94)	—	—	—
Deutsche Bank	24,769	—	24,769	—	24,769
Goldman Sachs(a)	29,269,553	(27,878,159)	1,391,394	(140,000)	1,251,394
JPMorgan Chase	16,519,024	(15,528,077)	990,947	—	990,947
Morgan Stanley	606,778	(304,881)	301,897	—	301,897
Total	$73,798,912	$(70,263,290)	$3,535,622	$(470,000)	$3,065,622

Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Bank of America(a)	$ (35,423)	$ 9,618	$(25,805)	$10,000	$(15,805)
Barclays	(26,542,461)	26,542,461	—	—	—
Citibank (b)	(4,788)	94	(4,694)	4,694	—

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Goldman Sachs	$(27,878,159)	$27,878,159	$ —	$ —	$ —
JPMorgan Chase	(15,528,077)	15,528,077	—	—	—
Morgan Stanley	(304,881)	304,881	—	—	—
Total	$(70,293,789)	$70,263,290	$(30,499)	$14,694	$(15,805)

(a)	Actual amount of collateral received from Barclays and Goldman Sachs and pledged by the Fund to Bank of America is included in "Due from broker" and "Due to broker" respectively, in the Statements of Assets and Liabilities.
(b)	Actual amount of collateral pledged by the Fund to Citibank exceeded the net amount before collateral and is included in "Due to broker" in the Statements of Assets and Liabilities.
For the year ended April 30, 2022, the quarterly average notional values were as follows and are representative of the trading volume of the derivatives held by the Funds.
	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Multisector Bond Fund	Morningstar Global Opportunistic Equity Fund	Morningstar Alternatives Fund
Futures Contracts:
Average Notional Balance - Long	$ —	$ 8,519,644	$408,584,486	$ —	$ 2,496,552	$33,439,315
Average Notional Balance - Short	—	2,143,707	145,252,519	—	448,945	40,365,063
Ending Notional Balance - Long	—	34,078,576	387,087,099	—	—	11,307,653
Ending Notional Balance - Short	—	8,574,828	66,998,456	—	—	47,545,933
Forward Foreign Currency Exchange Contracts:
Average Settlement Value - Purchased	4,152,981	733,165	26,570,916	13,523,027	8,616,369	16,852,367
Average Settlement Value - Sold	282,945	1,612,145	14,664,541	18,057,229	14,257,946	4,837,181
Ending Settlement Value - Purchased	4,097,798	2,932,659	12,376,085	4,349,697	50,832	19,195,303
Ending Settlement Value - Sold	686,427	6,448,581	7,559,061	2,986,843	—	8,140,035
Contracts for Difference:
Average Notional Balance - Long	—	—	—	—	—	1,200,904
Average Notional Balance - Short	—	—	—	—	—	1,322,945
Ending Notional Balance - Long	—	—	—	—	—	1,285,545
Ending Notional Balance - Short	—	—	—	—	—	1,437,321
Total Return Swaps:
Average Notional Balance - Pays Fixed Rate	—	—	240,461	—	—	—
Inflation Swaps:
Average Notional Balance - Pays Fixed Rate	—	—	18,380,000	—	—	—

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Multisector Bond Fund	Morningstar Global Opportunistic Equity Fund	Morningstar Alternatives Fund
Inflation Swaps (continued):
Average Notional Balance - Receives Fixed Rate	$—	$ —	$ 31,394,801	$ —	$—	$ —
Ending Notional Balance - Pays Fixed Rate	—	—	21,010,000	—	—	—
Ending Notional Balance - Receives Fixed Rate	—	—	30,572,370	—	—	—
Interest Rate Swaps:
Average Notional Balance - Pays Fixed Rate	—	—	95,559,590	—	—	27,037,414
Average Notional Balance - Receives Fixed Rate	—	—	77,260,502	—	—	29,442,451
Ending Notional Balance - Pays Fixed Rate	—	—	72,119,121	—	—	19,310,572
Ending Notional Balance - Receives Fixed Rate	—	—	92,644,377	—	—	25,230,979
Credit Default Swaps:
Average Notional Balance - Buy Protection	—	—	6,016,316	1,911,262	—	—
Average Notional Balance - Sell Protection	—	—	129,519,520	—	—	750,000
Ending Notional Balance - Buy Protection	—	—	3,452,840	565,046	—	—
Ending Notional Balance - Sell Protection	—	—	141,656,767	—	—	3,000,000
Options:
Average Notional Balance - Purchased	—	1,774,151	227,062,618	—	—	6,312,940
Average Notional Balance - Written	—	250,000	194,877,585	—	—	2,596,999
Ending Notional Balance - Purchased	—	7,096,604	43,106,883	—	—	1,638,582
Ending Notional Balance - Written	—	1,000,000	173,495,475	—	—	991,567
Swaptions:
Average Notional Balance - Purchased	—	—	17,205,000	—	—	—
Average Notional Balance - Written	—	—	29,151,000	—	—	—
Ending Notional Balance - Purchased	—	—	64,820,000	—	—	—
Ending Notional Balance - Written	—	—	64,820,000	—	—	—
The SEC recently adopted new Rule 18f-4 under the 1940 Act, which imposes limits on the amount of derivatives a fund can enter into and replaces the asset segregation framework previously used by certain funds to comply with Section 18 of the 1940 Act, among other requirements. To the extent the Funds use derivatives, the Funds will comply with the new rule’s requirements on or before the SEC’s compliance date in August 2022.

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
Federal Income Tax Matters
As of April 30, 2022, the cost and aggregate gross unrealized appreciation (depreciation) of long security positions, short security positions and derivative instruments for federal income tax purposes were as follows:
Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Morningstar U.S. Equity Fund	$1,330,395,522	$232,840,537	$ (84,478,833)	$148,361,704
Morningstar International Equity Fund	972,214,821	82,388,426	(127,817,826)	(45,429,400)
Morningstar Global Income Fund	265,802,563	7,068,171	(16,670,761)	(9,602,590)
Morningstar Total Return Bond Fund	961,031,746	7,808,357	(81,086,603)	(73,278,246)
Morningstar Municipal Bond Fund	401,204,926	747,496	(19,996,837)	(19,249,341)
Morningstar Defensive Bond Fund	162,089,695	673,421	(6,386,815)	(5,713,394)
Morningstar Multisector Bond Fund	149,832,174	1,049,255	(16,937,467)	(15,888,212)
Morningstar Global Opportunistic Equity Fund	210,183,244	9,403,492	(10,050,045)	(646,553)
Morningstar Alternatives Fund	379,263,581	9,972,047	(24,150,201)	(14,178,154)
The differences between book basis and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals, mark to market on credit default swaps, contracts for difference, futures contracts, foreign exchange contracts, passive foreign investment companies (“PFICs”), 305(c) deemed dividends, straddle loss deferrals, investment in interest only ("IO") securities and contingent payment debt instruments ("CPDIs"), and timing of income recognition from Real Estate Investment Trusts (“REITs”).
As of April 30, 2022, the components of distributable earnings (loss) (excluding paid in capital) on a tax basis were as follows:
Fund	Current Distributable Tax-Exempt Income	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or Tax Basis Capital Loss Carryforwards	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total Accumulated Earnings
Morningstar U.S. Equity Fund	$ —	$8,930,682	$79,568,384	$148,356,251	$ —	$ 236,855,317
Morningstar International Equity Fund	—	9,677,843	13,660,294	(45,882,555)	—	(22,544,418)
Morningstar Global Income Fund	—	—	7,672,267	(9,691,079)	(4,843,955)	(6,862,767)
Morningstar Total Return Bond Fund	—	—	—	(73,320,841)	(29,549,275)	(102,870,116)
Morningstar Municipal Bond Fund	114,103	—	—	(19,249,342)	(704,028)	(19,839,267)
Morningstar Defensive Bond Fund	—	—	(1,564,896)	(5,713,394)	—	(7,278,290)
Morningstar Multisector Bond Fund	—	—	—	(15,887,851)	(11,434,627)	(27,322,478)
Morningstar Global Opportunistic Equity Fund	—	1,369,590	276,622	(669,396)	—	976,816
Morningstar Alternatives Fund	—	5,482,871	193,123	(14,183,839)	—	(8,507,845)

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At April 30, 2022, the following reclassification was recorded:
Fund	Accumulated Distributable Earnings (Losses)	Paid-in Capital
Morningstar Defensive Bond Fund	$262,291	$(262,291)

The tax character of distributions paid during the fiscal year ended April 30, 2022 were as follows:
	Fiscal Year Ended April 30, 2022
Fund	Tax-Exempt Income	Ordinary Income	Capital Gains	Return of Capital	Total Distributions Paid
Morningstar U.S. Equity Fund	$ —	$110,198,770	$128,287,273	$ —	$238,486,043
Morningstar International Equity Fund	—	45,662,593	96,994,386	—	142,656,979
Morningstar Global Income Fund	—	14,947,148	13,613,661	—	28,560,809
Morningstar Total Return Bond Fund	—	13,881,661	4,639,870	—	18,521,531
Morningstar Municipal Bond Fund	6,838,232	64,365	241,086	—	7,143,683
Morningstar Defensive Bond Fund	—	4,600,989	785,732	262,291	5,649,012
Morningstar Multisector Bond Fund	—	8,172,757	1,078,319	—	9,251,076
Morningstar Global Opportunistic Equity Fund	—	14,334,709	25,786,433	—	40,121,142

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
	Fiscal Year Ended April 30, 2022
Fund	Tax-Exempt Income	Ordinary Income	Capital Gains	Return of Capital	Total Distributions Paid
Morningstar Alternatives Fund	$—	$13,669,424	$2,977,689	$—	$16,647,113
The tax character of distributions paid during the fiscal year ended April 30, 2021 were as follows:
	Fiscal Year Ended April 30, 2021
Fund	Tax Exempt Income	Ordinary Income	Capital Gains	Total Distributions Paid
Morningstar U.S. Equity Fund	$ —	$22,532,718	$ 7,509,239	$30,041,957
Morningstar International Equity Fund	—	14,646,088	11,457,061	26,103,149
Morningstar Global Income Fund	—	8,679,816	—	8,679,816
Morningstar Total Return Bond Fund	—	23,197,392	7,828,440	31,025,832
Morningstar Municipal Bond Fund	7,243,804	19,743	—	7,263,547
Morningstar Defensive Bond Fund	—	4,895,190	698,565	5,593,755
Morningstar Multisector Bond Fund	—	6,127,676	—	6,127,676
Morningstar Global Opportunistic Equity Fund	—	5,273,247	33,568	5,306,815
Morningstar Alternatives Fund	—	6,558,211	726,324	7,284,535
Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Capital loss carry forwards with no expiration will retain their character as either short-term or long-term capital losses.
At April 30, 2022, the Morningstar Defensive Bond Fund had capital losses incurred that will be carried forward indefinitely under the provisions of the Act in the amount of $261,127 for short-term capital loss carry-forward and $1,303,769 for long-term capital loss carry-forward.
For the period subsequent to October 31, 2021, through the fiscal year ended April 30, 2022, the following Fund incurred net capital losses and/or late year ordinary losses for which the Fund intends to treat as having been incurred in the following fiscal year:
Fund
Morningstar Global Income Fund	$ 4,843,955
Morningstar Total Return Bond Fund	29,549,275
Morningstar Municipal Bond Fund	704,028
Morningstar Multisector Bond Fund	11,434,627

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
9. Principal Risks and Concentrations
Absolute Return Strategy Risk: In seeking low sensitivity to traditional U.S. asset classes, the Alternatives Fund uses an absolute return strategy and a benchmark index of cash-like instruments. Unlike most equity funds, the Fund should not be expected to benefit from broad equity market returns, and unlike traditional bond funds, it may not generate current income or benefit when interest rates decline.
Asset Allocation Risk: In an attempt to invest in areas that look most attractive on a valuation basis, the Funds may favor asset classes or market segments that cause the Funds to underperform their benchmarks.
Collateralized Debt Obligations (CDO) Risk: In addition to the typical risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by a Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly. In addition, investments in CDOs may be characterized by a Fund as illiquid investments.
Call Risk: During periods of falling interest rates, an issuer may call or repay a higher-yielding fixed income security before its maturity date, forcing a Fund to reinvest in fixed income securities with lower interest rates than the original obligations.
Convertible Securities Risk: Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.
Credit Risk: Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest.
Currency Risk: Because certain Funds may invest in securities of non-U.S. issuers, changes in currency exchange rates could hurt performance. Morningstar or a subadviser may decide not to hedge, or may not be successful in hedging, its currency exposure.
Cybersecurity Risk: A Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of a Fund or its service providers or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, and the Funds and their shareholders could be negatively impacted as a result

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
Derivatives Risk: A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that a Fund was attempting to hedge or the investment opportunity it was trying to pursue.
Dollar Rolls Risk: Dollar rolls involve the risk that the market value of the securities that a Fund is commit- ted to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
Emerging-Markets Risk: Emerging-market countries may have relatively unstable governments and economies based on only a few industries, which can cause greater instability. These countries are also more likely to experience higher levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.
European Market Risk: Adverse economic and political events in Europe may cause a Fund’s investments to decline in value. Member states of the European Union (“EU”) are subject to restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of other EU member countries. In addition, the risk of investing in Europe may be heightened due to Russia's military invasion of Ukraine in February 2022 and the United Kingdom’s departure from the EU on January 31, 2020. The country’s departure (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. While it is not possible to determine the precise impact these events may have on a Fund, during this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the United Kingdom, Europe and globally, which may adversely affect the value of a Fund’s investments.
Financials Sector Risk: Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on the financial services sector and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Floating-Rate Notes Risk: Floating-rate notes are subject to credit risk and interest-rate risk. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
at a market rate. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce a Fund’s income.
Foreign Securities Risk: Securities of non-U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic, and regulatory risks, and market instability.
Geographic Concentration Risk: To the extent that a Fund invests a significant portion of its assets in a particular country, region or continent, economic, political, social and environmental conditions in such country, region or continent will have a greater effect on the Fund’s performance than they would in a more geographically diversified equity fund.
High-Yield Risk: High-yield securities and unrated securities of similar credit quality (commonly known as junk bonds) are subject to greater levels of credit and liquidity risks. High-yield securities are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Indexed and Inverse Securities Risk: Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. A Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.
Interest-Rate Risk: The value of fixed-income securities, as well as some income-oriented equity securities that pay dividends, will typically decline when interest rates rise. A Fund may be subject to a greater risk or rising interest rates due to the current period of low interest rates.
Investment Company and ETF Risk: An investment company, including an open or closed-end mutual fund or ETF, in which a Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. A Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for a Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF; at times, this premium or discount could be significant.
LIBOR Risk: Certain instruments in which a Fund, or the underlying funds in which a Fund invests, may utilize the London Interbank Overnight Rate (LIBOR) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority, which regulates LIBOR, phased out certain LIBOR at the end of 2021 and intends to phase out the remaining LIBOR rate in 2023. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rates. The potential effect of a transition away from

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
LIBOR on the investments held by a Fund or underlying funds cannot yet be determined. To the extent that a Fund or underlying funds have exposure to contracts or instruments based on LIBOR that do not include fallback provisions, those investments may have an increased risk of becoming illiquid.
Long/Short Strategy Risk: While the Alternatives Fund may invest in long positions and short positions, there is the risk that the investments will not perform as expected and losses on one type of position could more than offset gains on the other, or the Fund could lose money on both positions, if the portfolio managers judge the market incorrectly.
Market Risk: The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, conflicts or social unrest) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies. Recently, the global pandemic out- break of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to a Fund and negatively impact a Fund's performance and the value of your investment in a Fund.
Also recently, Russia’s military invasion of Ukraine has significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and North America. As a result, the U.S., the European Union and other countries have instituted or may in the future institute sanctions against Russia, and could institute broader sanctions on Russia, including banning Russia from global payment systems that facilitate cross‐border payments. These sanctions and any additional sanctions, other intergovernmental actions, or actions by businesses and consumers that may be undertaken against Russia in the future may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. Russia’s military incursion and the resulting sanctions could also adversely affect global energy and financial markets and thus could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action, resulting sanctions or other actions (including cyberattacks) may magnify the impact of other risks described in this report.
Master Limited Partnership (MLP) Risk: MLPs are subject to, among other risks, cash flow risks, tax risk, deferred tax risk and capital market risk. Cash flow risk is the risk that MLPs will not make distributions to holders (including us) at anticipated levels or that such distributions will not have the expected tax character. MLPs also are subject to tax risk, which is the risk that an MLP might lose its partnership status for tax purposes. Deferred tax risk is the risk that we incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. Capital markets risk is the risk that MLPs will be unable to raise capital to meet their obligations as they come due or execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures.

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.  Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and prepayment risks:
Extension Risk: Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.
Prepayment Risk: When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.
These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.
In addition, one of the major economic impacts of the COVID-19 pandemic has been loss of income, which has left many unable to repay their financial obligations, including their mortgage payments. It is difficult to predict how the effects of COVID-19, or government initiatives relating to COVID-19, may affect the federally backed mortgage market, the U.S. mortgage market as a whole and the price of securities relating to the mortgage markets, and in turn, a Fund’s investments.
Multimanager and Subadviser Selection Risk: To a significant extent, a Fund’s performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.
Municipal Securities Risk: The municipal securities market could be significantly affected by negative political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due.
Nondiversification Risk: The Morningstar Multisector Bond Fund is a nondiversified investment company, which means that more of its assets may be invested, directly or indirectly, in the securities of a single issuer than a diversified investment company. This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company. As a nondiversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
Preferred Stock Risk: Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks are generally payable at the discretion of the issuer’s board of directors, after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. Preferred stocks may be less liquid than common stocks. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid.
Private Placements Risk: Securities that are purchased in private placements are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these investments, especially under adverse circumstances, a Fund could find it more difficult to sell private placements at an advisable time or attractive price. Additionally, such securities may not be listed on an exchange and may have no active trading market. Accordingly, many private placement securities may be illiquid. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.
REITs and Other Real Estate Companies Risk: REITs and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. A Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.
Risks of Investing in Asian Issuers: Investments in securities of Asian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, rapid fluctuations in inflation and interest rates, decreased exports, economic recessions and political unrest. Economic and political events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which a Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject a Fund to a higher degree of risk. To the extent a Fund invests in securities of companies located in or operating in China, the inability of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of such issuers meet PCAOB standards.
Risks of Investing in Latin American Issuers: The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government debt defaults and high unemployment rates. Certain Latin American countries have experienced periods of political and economic instability and social unrest in the past. International economic conditions, particularly those in the U.S., Europe and Asia, as well as world prices for oil and other commodities may also influence the development of Latin American economies. These risks, among others, may adversely affect the value of a Fund’s investments.
Short Sales Risk: Short sales involve selling a security a Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. Short sales are highly speculative and may subject a Fund to, at least theoretically, unlimited risk due to the fact that the value of the security underlying the short sale may appreciate indefinitely. Short sales also create leverage which increases a Fund’s exposure to the market. When a Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may use borrowings for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise.
Smaller Companies Risk: The stocks of small- or mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs.
Sovereign Debt Securities Risk: Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Supranational Entities Risk: A Fund may invest in obligations issued or guaranteed by the International Bank for Reconstruction and Development (the “World Bank”). The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
U.S. Government Securities Risk: U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which a Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
When-Issued and Delayed Delivery Securities Risk: When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
10. Principal Ownership
As of April 30, 2022, the Funds had omnibus accounts owning more than 5% of the total shares outstanding of each Fund as follows:
Fund	Number of Shareholders	% Ownership[1]
Morningstar U.S. Equity Fund	5	99%
Morningstar International Equity Fund	5	99%
Morningstar Global Income Fund	5	99%
Morningstar Total Return Bond Fund	5	99%
Morningstar Municipal Bond Fund	5	98%
Morningstar Defensive Bond Fund	4	94%
Morningstar Multisector Bond Fund	5	99%
Morningstar Global Opportunistic Equity Fund	5	99%
Morningstar Alternatives Fund	5	99%

[1]Includes omnibus positions of broker-dealers representing numerous shareholder accounts.
Investment activities of these shareholders may have a material effect on the Funds.
11. Line of Credit
The Funds have a $50 million line of credit agreement with Northern Trust. Borrowings are made solely to facilitate the handling of redemptions or unusual or unanticipated short-term cash requirements. Because several Funds participate and collateral requirements apply, there is no assurance that an individual Fund will have access to the entire $50 million at any particular time. Interest is charged to each Fund based on its borrowings at an amount above the Federal Funds rate. In addition, an administration fee of $10,000 is payable annually and allocated among the Funds based on net assets.
During the year ended April 30, 2022, the Funds made no borrowings against the line of credit.

Morningstar Funds Trust    April 30, 2022

Notes to Financial Statements (continued)
12. Subsequent Events
Management has evaluated subsequent events for the Funds through the date this report was issued.
On March 9, 2022, after consideration and evaluation of various factors and information, the Board of Trustees approved:
•  the termination with and the services of Brandywine Global Investment Management, LLC as subadviser for the Morningstar Global Opportunistic Equity Fund effective May 1, 2022;
•  the termination with and the services of Franklin Advisers, Inc. as subadviser for the Morningstar Multisector Bond Fund effective May 1, 2022;
•  the terms of a subadvisory agreement between Voya Investment Management Company, LLC, the Adviser, and the Trust on behalf of the Morningstar Multisector Bond Fund dated April 1, 2022 pursuant to which Voya will commence serving as a subadviser to the Fund effective May 2, 2022.

Morningstar Funds Trust    April 30, 2022

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Morningstar Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Morningstar Funds Trust (the “Trust”) (comprising Morningstar U.S. Equity Fund, Morningstar International Equity Fund, Morningstar Global Income Fund, Morningstar Total Return Bond Fund, Morningstar Municipal Bond Fund, Morningstar Defensive Bond Fund, Morningstar Multisector Bond Fund, Morningstar Global Opportunistic Equity Fund (formerly, Morningstar Unconstrained Allocation Fund) and Morningstar Alternatives Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of April 30, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from November 2, 2018 (commencement of operations) through April 30, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Morningstar Funds Trust at April 30, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended and the period from November 2, 2018 (commencement of operations) through April 30, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ ERNST & YOUNG LLP
We have served as the Trust’s auditor since 2018.
Chicago, Illinois
June 27, 2022

Morningstar Funds Trust    April 30, 2022

Fund Expenses (unaudited)
As a shareholder of a series within Morningstar Funds Trust, you incur ongoing costs, including management fees, administration, custody, sub-accounting, trustees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of a six month period and held for the entire period, November 1, 2021 through April 30, 2022.
Actual Expenses
The three columns for each Fund in the table under the "Actual" heading provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the second column for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The last three columns for each Fund in the table under the "Hypothetical (5% return)" heading provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the last three columns for each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
		Actual			Hypothetical (5% return)
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid* During Period	Beginning Account Value	Ending Account Value	Expenses Paid * During Period
Morningstar U.S. Equity Fund	0.84%	$1,000.00	$896.50	$3.95	$1,000.00	$1,020.63	$4.21
Morningstar International Equity Fund	0.99	1,000.00	856.20	4.56	1,000.00	1,019.89	4.96
Morningstar Global Income Fund	0.64	1,000.00	919.50	3.05	1,000.00	1,021.62	3.21
Morningstar Total Return Bond Fund	0.52	1,000.00	889.10	2.44	1,000.00	1,022.22	2.61
Morningstar Municipal Bond Fund	0.58	1,000.00	938.40	2.79	1,000.00	1,021.92	2.91

Morningstar Funds Trust    April 30, 2022

Fund Expenses (unaudited) (continued)
		Actual			Hypothetical (5% return)
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid* During Period	Beginning Account Value	Ending Account Value	Expenses Paid * During Period
Morningstar Defensive Bond Fund	0.48%	$1,000.00	$970.70	$2.35	$1,000.00	$1,022.41	$2.41
Morningstar Multisector Bond Fund	0.79	1,000.00	897.90	3.72	1,000.00	1,020.88	3.96
Morningstar Global Opportunistic Equity Fund	0.82	1,000.00	937.40	3.94	1,000.00	1,020.73	4.11
Morningstar Alternatives Fund	1.16	1,000.00	983.10	5.70	1,000.00	1,019.04	5.81

*	Expenses are equal to the Fund's annualized expense ratios, multiplied by the average account value over the period, multiplied by [181/365] (to reflect the one-half year period).

Morningstar Funds Trust    April 30, 2022

Tax Information (unaudited)
LONG-TERM CAPITAL GAIN — The following Funds designated the below amounts as long-term capital gains, pursuant to Section 852(b)(3)(C) of the Code, for the fiscal year ended April 30, 2022:
Fund	Long-Term Capital Gain
Morningstar U.S. Equity Fund	$79,568,384
Morningstar International Equity Fund	13,660,294
Morningstar Global Income Fund	7,672,267
Morningstar Global Opportunistic Equity Fund	276,622
Morningstar Alternatives Fund	193,123
CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year ended April 30, 2022 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:
Fund	Corporate DRD Percentage (%)
Morningstar U.S. Equity Fund	6
Morningstar International Equity Fund	—*
Morningstar Global Income Fund	4
Morningstar Defensive Bond Fund	13
Morningstar Multisector Bond Fund	—*
Morningstar Global Opportunistic Equity Fund	1
Morningstar Alternatives Fund	2
* Amount rounds to less than 0.5%
QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended April 30, 2022, are designated as “qualified dividend income”, as defined in the Act:
Fund	QDI Percentage (%)
Morningstar U.S. Equity Fund	7
Morningstar International Equity Fund	27
Morningstar Global Income Fund	39
Morningstar Defensive Bond Fund	13
Morningstar Multisector Bond Fund	1
Morningstar Global Opportunistic Equity Fund	15
Morningstar Alternatives Fund	3
FOREIGN TAX CREDIT — The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:
Fund	Foreign Tax Credit	Foreign Source Income
Morningstar International Equity Fund	$0.03	$0.21

Morningstar Funds Trust    April 30, 2022

Trustees and Officers (unaudited)
Name and Year of Birth	Position with the Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust(1)
Theresa Hamacher (1960)	Trustee and Chairperson of the Board since March 2018	President of Versanture Consulting since 2015	9	Calamos Investment Trust from 2015 to 2017
Linda D. Taylor (1952)	Trustee since April 2018	Chairman and Chief Executive Officer of Clifford Swan Investment Counselors from 2010 to 2020	9	San Pasqual Fiduciary Trust Company Since 2011
Barry P. Benjamin (1957)	Trustee since July 2018	Affiliate Instructor at Loyola University, Maryland since 2020; Partner at PricewaterhouseCoopers LLP from 1991 to 2018; Global Asset and Wealth Management Sector Leader at PricewaterhouseCoopers LLP from 2010 to 2017	9	None
Timothy A. Reese (1964)	Trustee since June 2022	CEO of Pennsylvania Municipal Retirement System since November 2020; CEO of Forge Intellectual Capital, LLC since October 2008; State Treasurer/CEO Commonwealth of Pennsylvania Treasury Department from 2015 to 2017	9	Ben Franklin Technology Partners of Southeastern Pennsylvania since 2019; Radius Global Solutions, LLC since 2021; Innovate Capital, LLC since 2021

Morningstar Funds Trust    April 30, 2022

Trustees and Officers (unaudited) (continued)
Name and Year of Birth	Position with the Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years
Interested Trustee of the Trust
Daniel E. Needham(2) (1978)	Trustee President and Principal Executive Officer since 2017	President of Morningstar Inc.’s investment management group, Morningstar Investment Management, LLC and Morningstar Investment Services, LLC since 2015; Chief Investment Officer of Morningstar, Inc.'s investment management group from 2013 to July 2021	9	None
Officers of the Trust
Tracy L. Dotolo (1976)	Principal Financial Officer and Treasurer since March 2018	Senior Director at Foreside Fund Officer Services, LLC since May 2016	N/A	N/A
D. Scott Schilling (1960)	Chief Compliance Officer, Anti-Money Laundering Compliance Officer, and Secretary since March 2018	Chief Compliance Officer at Morningstar Investment Management, LLC from January 2000 to November 2018; Chief Compliance Officer at Morningstar Investment Services LLC from July 2001 to November 2018; Chief Compliance Officer at Morningstar Research Services LLC from its inception in November 2016 to November 2018; Global Chief Compliance Officer at Morningstar, Inc. from July 2013 to October 2020	N/A	N/A

Morningstar Funds Trust    April 30, 2022

Trustees and Officers (unaudited) (continued)
Name and Year of Birth	Position with the Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years
Jaime A. Dubon (1993)	Assistant Treasurer since June 2022	Mutual Fund Accounting Manager at Morningstar Investment Management, LLC since June 2021; Senior Financial Reporting Analyst from September 2019 to June 2021 and Financial Reporting Analyst from August 2017 to August 2019 at Jackson National Asset Management, LLC; Senior Fund Accountant from April 2017 to August 2017 and Fund Accountant from January 2016 to April 2017 at Northern Trust Corporation	N/A	N/A

(1)	The trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (independent trustees).
(2)	Daniel Needham is an “interested person” of the Trust as defined by the 1940 Act because he is an affiliated person of the adviser.
Availability of Additional Information About the Trustees and Officers
The Statement of Additional Information includes additional information about the Trustees and Officers and is available without charge, upon request by calling (877) 626-3224.

Morningstar Funds Trust Privacy Policy (unaudited)
PLEASE READ "OTHER IMPORTANT INFORMATION" SECTION BELOW FOR INFORMATION ABOUT MORNINGSTAR FUNDS TRUST ACCESS TO YOUR PERSONAL INFORMATION

Why?		Financial companies can choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand Morningstar Funds Trust access to your personal information.

What?		Personal information includes, but is not limited to:
	►	Your name, address, phone number, and email address;
	►	Your social security number or other unique identifier;
	►	Your account information, such as account balance and transactions (including account transaction history);
	►	Your demographic information, such as age, income, investment preferences, investment experience, and risk profile.

How?		All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Trust chooses to share; and whether you can limit this sharing.

Reasons financial companies can share your personal information	Does Morningstar Funds Trust share?	Can you limit this sharing?
For our everyday business purposes—such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations.	See “Other Important Information” below.	No
For our marketing purposes—to offer our products and services.	No	N/A
For joint marketing with other financial companies.	No	N/A
For our affiliates’ everyday business purposes—information about your transactions and experiences.	No	N/A
For our affiliates’ everyday business purposes—information about your creditworthiness.	No	N/A
For our affiliates to market to you.	No	N/A
For nonaffiliates to market to you.	No	N/A

Who we are		Who is providing this notice? Morningstar Funds Trust

What we do		How does Morningstar Funds Trust protect your personal information?
Security measures are in place to protect against unauthorized access to, or unauthorized alteration, disclosure or destruction of personal information. Secure data networks are protected by industry standard firewall and password protection systems.
How does Morningstar Funds Trust collect your personal information?
We will collect your personal information if you open an account directly with us or if you gave us your personal information; however, please read the "Other Important Information" section below.
Why can’t you limit sharing?
Federal law gives you the right to limit only:
	►	sharing for affiliates’ everyday business purposes—information about your creditworthiness;
	►	affiliates from using your information to market to you;

	►	sharing for nonaffiliates to market to you.
State laws and individual companies’ policies may give you additional rights to limit sharing.

Definitions		Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
	►	Morningstar Funds Trust’s investment adviser is Morningstar Investment Management LLC, a wholly owned subsidiary of Morningstar, Inc. Morningstar Investment Services LLC, a wholly owned subsidiary of Morningstar Investment Management LLC, is the sponsor of the Morningstar Managed Portfolios advisory service.
Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	►	The Trust does not share your personal information with nonaffiliates for marketing their services to you.
Joint marketing
A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	►	The Trust does not have such an agreement in place.

Other Important Information		Morningstar Funds Trust ("Morningstar Funds") are available through investment programs provided by financial institutions (each a "Program")
Such Programs include, Morningstar Managed Portfolios, an investment advisory program sponsored by Morningstar Investment Services LLC, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants, and solutions provided in model marketplaces. The financial institution’s client’s assets are held at a nonaffiliated custodian (“Custodian”) who report buy/sells of Morningstar Funds shares to the Trust’s transfer agent at an aggregate level (e.g., omnibus). Because of this, under normal circumstances, the Trust does not have personal information of the shareholders of the Morningstar Funds. From time-to-time, Morningstar Funds Trust may seek shareholder’s personal information to fulfill regulatory requirements and/or obligations. In those instances, Morningstar Funds Trust will not make your personal information available to anyone other than the above-mentioned affiliates. Morningstar Funds Trust reserves the right to change this policy at any time by distributing and/or posting a new privacy policy without notice.

Morningstar Funds Trust    April 30, 2022

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited)
The Morningstar Funds Trust (the “Trust”) is a Delaware statutory trust organized under the laws of the State of Delaware on March 1, 2017 and registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940. The Trust consists of nine (9) series (each series a “Fund”, collectively the “Funds”). Each Fund has an Investment Advisory Agreement with Morningstar Investment Management, LLC (“Morningstar”) and each Fund also has at least one Subadvisory Agreement with a Subadviser to that Fund.
The Funds and their Subadvisers that were approved by the Board during the Fund’s most recent fiscal half year were:

Morningstar U.S. Equity Fund	Morningstar Municipal Bond Fund
• ClearBridge Investments, LLC	• T. Rowe Price Associates, Inc.
• Diamond Hill Capital Management, Inc.	• Allspring Global Investments, LLC
• Easterly Investment Partners LLC
• Massachusetts Financial Services Company (d/b/a MFS Investment Management)
• Wasatch Advisors, Inc.	Morningstar Defensive Bond Fund
• Westwood Management Corp.	• First Pacific Advisors, LP

Morningstar Multisector Bond Fund
Morningstar International Equity Fund	• Franklin Advisers, Inc. ("Franklin")**
• Harding Loevner LP	• Loomis, Sayles & Company, L.P.
• Harris Associates L.P.	• TCW Investment Management Company LLC
• Lazard Asset Management LLC	• Voya Investment Management Company, LLC
• T. Rowe Price Associates, Inc
○ T. Rowe Price International Ltd	Morningstar Global Opportunistic Equity Fund
○ T. Rowe Price Singapore Private Ltd	• Brandywine Global Investment Management, LLC ("Brandywine")**
• Lazard Asset Management LLC
Morningstar Global Income Fund
• Cullen Capital Management, LLC
• Western Asset Management Company, LLC*	Morningstar Alternatives Fund
• BlackRock Financial Management, Inc.
Morningstar Total Return Bond Fund	○ Blackrock International Limited
• BlackRock Financial Management, Inc.	• SSI Investment Management, LLC
○ Blackrock International Limited	• Water Island Capital, LLC
○ Blackrock (Singapore) Private Limited
• Western Asset Management Company, LLC

*All approvals occurred at the Board’s
March 2022 meeting except that approval of
Western Asset Management Company, LLC
with respect to the Morningstar Global
Income Fund was approved at the Board’s
December 2021 meeting.	**Effective May 1, 2022, Franklin and Brandywine no longer serve as Subadviser to the respective Fund.

Morningstar Funds Trust    April 30, 2022

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)
Board Approval/Renewal of the Investment Advisory Agreement and the Subadvisory Agreements
One of the primary responsibilities of the Board of Trustees (the “Board”) of the Trust is to determine whether to renew the Funds’ Investment Advisory Agreement with Morningstar Investment Management, LLC (“Morningstar”) and the Funds’ Subadvisory Agreements (together, the “Agreements”). The Funds’ Investment Advisory Agreement and Subadvisory Agreements were scheduled to expire at the end of April 2022. In March 2022, the Board met to consider whether to renew these Agreements for a one-year period, through April 2023.
The Board also considered whether to approve a new Subadvisory Agreement (the “New Subadvisory Agreement”) between MIM and Voya Investment Management (“Voya”) on behalf of the Morningstar Multisector Bond Fund. MIM recommended Voya serve as a subadviser to the Fund as it believes Voya is suited to manage a strategy within the Multisector Bond Fund that will help it meet its overall investment objective. Voya employs an investment grade credit strategy that offers a comprehensive approach to investing in a full range of investment grade U.S. corporate bonds with limited flexibility to invest in below investment grade bonds. The discussion below regarding the Subadvisers applies to Voya as well, other than in cases where the Board was considering and evaluating the prior performance of the Subadvisers for their respective Funds as Voya has not had any prior relationship with the Funds. The Board did consider the investment performance of Voya in managing other investment products as part of its approval process.
The Board decided to renew the Agreements and approve the New Subadvisory Agreement. This note reviews the factors that the Board considered and discusses its conclusions. This introductory section of this note highlights key considerations in the approval/renewal process. The body of this note, which follows, provides more details of the review process undertaken by and the conclusions reached by the Board.
Key Considerations
While the Board reviewed many factors as part of its decision-making process, the Board would like to highlight two of those factors: fund expenses and investment performance.
•  Fund Expenses – Fund expenses are an important factor because they directly affect shareholder returns. The Board noted that one of Morningstar’s investment principles - minimizing costs - is consistent with this view. The Board was encouraged by Morningstar’s commitment to lowering costs to shareholders, notably through its implementation of voluntary expense waivers and expense reimbursements.
In its review of Fund expenses, the Board noted that, for seven of the nine Funds, actual total expenses and, for eight of the nine Funds, actual management fees paid as a percentage of average net assets were either at or below the median actual total expenses or actual management fees paid for a peer group of comparable funds. For the Municipal Bond Fund, actual total expenses as a percentage of average net assets exceeded the peer group median by 0.002%. For the U.S. Equity Fund, actual total expenses exceeded the peer group median by 0.006% and actual management fees paid exceeded the peer group median by 0.046%.

Morningstar Funds Trust    April 30, 2022

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)
The Board discussed with Morningstar management plans for increasing assets in the Funds as a way of reducing the total expense levels through economies of scale. The Board concluded that the fees were fair and reasonable. For more information, see “Fund Expenses” below. Information about the peer groups can be found below under “Renewal of the Agreements.”
•  Investment Performance – Fund performance was also important to the Board. In evaluating performance, the Board looked at each Fund’s performance relative to other funds with that invest in similar types of securities, its performance relative to an index benchmark, and its risk-adjusted performance. The Board also considered the limited performance history of the Funds. Performance as compared to peer funds for calendar 2021 was mixed:
○	The Defensive Bond Fund performed in the best performing quintile of its category (i.e., 1st out of 5 performing quintiles, with 1st quintile being the best performing quintile);
○	The Municipal Bond Fund, U.S. Equity Fund, Total Return Bond Fund, and Global Opportunistic Equity Fund performed in the middle quintile of their categories (i.e., 3rd out of 5 performing quintiles);
○	The Alternatives Fund, Global Income Fund and International Equity Fund performed in the second-lowest performing quintile of their peer groups (i.e., 4th out of 5 performing quintiles); and
○	The Multisector Bond Fund performed in the lowest-performing quintile of its category (i.e., 5th out of 5 performing quintiles).
The Board focused on those Funds with underperformance and extensively discussed the underperformance with Morningstar. The Board noted that Marta Norton, a portfolio manager for certain of the Funds, had been promoted to Chief Investment Officer, Americas, of Morningstar in the third quarter of 2020 and that this was Ms. Norton’s first, full calendar year as Chief Investment Officer, Americas, of Morningstar. The Board also reviewed and noted other personnel changes and enhancements to the investment processes. In this regard, the Board considered MIM’s recommendation that the name of the “Morningstar Unconstrained Allocation Fund” be changed to the “Morningstar Global Opportunistic Equity Fund” and the accompanying investment strategy updates and benchmark changes for such Fund, which included the proposed termination of one of the Fund’s Subadvisers. The Board also considered MIM’s recommendation with respect to the Multisector Bond Fund that one of its Subadvisers be replaced with Voya and the accompanying change in the composition of the Fund’s benchmark to account for the bond strategy expected to be implemented by Voya.
The Board did not believe that any additional changes with respect to these Funds were warranted at the time, especially considering the limited performance history of the Funds, and noted that it would continue to monitor future performance.
For more information, including a discussion of the performance of individual Funds, see “Investment Performance” below.
The Board invites comments from shareholders on this disclosure and how it may be enhanced. Shareholders may email the Board with their suggestions at BoardofTrustees.MorningstarFundsTrust@morningstar.com

Morningstar Funds Trust    April 30, 2022

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)
Note Regarding Diversity, Equity and Inclusion Matters
At the Board’s direction, Morningstar added as part of last year’s renewal process diversity, equity and inclusion questions to the questionnaires presented to the Subadvisers as part of Morningstar’s evaluation process. The Board also posed the same questions to Morningstar as part of its evaluation of Morningstar. The Board took into account responses to these questions as part of its decision-making process, including, but not limited to, progress made in the past year by the Subadvisers and Morningstar regarding diversity, equity and inclusion matters.
Renewal/Approval of the Agreements
At a Board of Trustees meeting on March 9, 2022, the Board unanimously approved the renewal of the Agreements and the New Subadvisory Agreement. The Board determined that the Agreements and the New Subadvisory Agreement, including the investment advisory and subadvisory fees in the agreements, were fair and reasonable.
Prior to making these approvals, the Board considered materials and presentations related to the Agreements. Among the topics addressed in these materials and presentations were:
•  The services that Morningstar and each Subadviser provided and would provide to each Fund.
•   Morningstar’s investment management operations.
•  The investment approach for each Fund and whether this investment approach was being followed by Morningstar and each Subadviser.
•  The due diligence conducted on each Subadviser by Morningstar, and Morningstar’s reasons for recommending the retention of each Subadviser and Subadvisory Agreement.
•  The due diligence conducted by the Trust’s Chief Compliance Officer with regard to compliance programs and capabilities of Morningstar and each Subadviser.
•  The services that the custodian, fund administrator, transfer agent and distributor provided and would provide to each Fund.
•  The fees paid and to be paid to service providers to each Fund, including Morningstar and each Subadviser.
•  The expense ratio for each Fund, reflecting both the fees paid and to be paid to service providers and expenses incurred and to be incurred directly by each Fund.
•  Expense limitation arrangements, to be achieved by fee waivers and expense reimbursements by Morningstar.
The information obtained by the Board during the renewal process included a report prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent analyst. The analysis in the report was based on data from Lipper, Inc.

Morningstar Funds Trust    April 30, 2022

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)
The report from Broadridge analyzed each Fund’s performance and risk relative to all other funds that invest in similar types of securities. The analysis covered performance for the calendar year 2021.
In addition, the report analyzed each Fund’s expenses relative to a smaller group of comparable funds selected by Broadridge. These “peer groups” of comparable funds were composed of funds with similar investment objectives that were distributed in a similar manner to the Funds (e.g., funds with similar distribution platforms and that are sold as part of a multi-asset solution program).
Because these peer groups contained a limited number of funds, the Board requested that Broadridge prepare “supplemental peer groups” that included funds that are available outside of multi-asset solution programs and received the results of these supplemental peer groups. The Board considered the “supplemental peer groups”, but ultimately concluded that the original peer groups were more appropriate as a comparison than the supplemental peer groups. The Board also noted that quintile rankings for the Funds in the original peer groups as compared to the rankings in the supplemental peer groups were similar, except that there were three additional Funds (International Equity Fund, Total Return Bond Fund and Defensive Bond Fund) that had total expense quintile rankings that were less favorable (i.e., higher expenses) than the middle quintile (i.e., 4th or 5th quintile total expense rankings) and one Fund (Municipal Bond Fund) that had an actual management fee quintile ranking that was less favorable (i.e., higher fee) than the middle quintile (i.e., 4th or 5th quintile actual management fee ranking). The information presented under “Fund Expenses” below is from the original peer group.
The Board noted meaningful differences between the peer groups and the Funds. Specifically, some of the funds in the peer groups have a larger asset base and longer performance history than the Funds. In addition, some of the funds in the peer groups are distributed through propriety sales channels, while the Funds are distributed through non-proprietary channels and as part of an investment advisory solution offered by financial institutions. Despite these differences, the Board concluded that the Broadridge report was helpful in the review process.
In addition, the Board’s deliberations were also informed by the meetings that the Board had held since the prior renewal of the Agreements in 2021 with representatives of Morningstar, certain Subadvisers and the Trust’s Chief Compliance Officer.
Throughout the approval process, the Independent Trustees received assistance from independent counsel. The Independent Trustees met separately with independent counsel. More information about the Independent Trustees and their role is available at https://www.morningstar.com/company/morningstar-funds-governance.
Factors Considered
In making their determination, the Board considered multiple factors. The Board did not quantify or assign relative weights to the factors. Each member of the Board may have assigned different weights to the factors.
The factors considered included:
•  The investment performance of each Fund and the performance of Morningstar and each Subadviser in achieving this performance.

Morningstar Funds Trust    April 30, 2022

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)
•  Whether each Fund had operated in accordance with its investment objective.
•  The fairness of the compensation under the Investment Advisory Agreement and Subadvisory Agreements.
•  The expense ratio to be borne by shareholders, considering the combined effect of the pricing structure of each Fund and existing fee waivers and expense reimbursements.
•   Morningstar’s investment principles.
•  The nature, extent and quality of services that Morningstar and each Subadviser provided and would be expected to provide to each Fund.
•  The background, experience, personnel, operations, technology, policies, procedures and compliance functions of Morningstar and each Subadviser, including their experience as managers of other funds and accounts, their investment management approaches and resources, their financial condition and their reputation in the industry.
•  The compatibility of each Subadviser’s operations, policies, procedures and compliance functions with those of Morningstar and other service providers to the Funds.
•  The Trust’s Chief Compliance Officer’s review of the compliance programs and capabilities of Morningstar and of each Subadviser, including the policies and procedures in place to address actual and potential conflicts of interest.
•  Morningstar’s risk management program, especially those aspects of the program related to selecting and overseeing the Subadvisers to each Fund.
•  The use of derivatives and other complex instruments to carry out each Fund’s investment goals.
•  Each Subadviser’s risk management program.
•  Profitability matters and economies of scale.
The following discussion reviews some of the primary components of the Board’s decision to approve the renewal of the Agreements and approve the New Subadvisory Agreement. This discussion is not intended to be exhaustive, but rather summarizes certain factors considered by the Board.
Services Provided
The Board reviewed each Fund’s investment goal, Morningstar’s and each Subadviser’s investment strategy to achieve that goal, and Morningstar’s and each Subadviser’s success in achieving, and ability to continue to achieve, that investment strategy.
The Board considered Morningstar’s investment principles, as well as Morningstar’s values and culture. They concluded that the principles were consistent with shareholder interests and, in light of Morningstar’s values and culture, believe Morningstar has, and will continue to be able to, manage the Funds in a manner consistent with those principles.
The Board took note of Morningstar’s responsibilities as the investment adviser to each Fund which include:

Morningstar Funds Trust    April 30, 2022

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)
•  Performance of due diligence of each Subadviser’s risk management, operations, trading activities, technology and financial condition.
•  Oversight and monitoring of the day-to-day investment activities of the Subadvisers and the ongoing assessment of their performance.
•  Morningstar’s implementation and execution of its research ideas generated using custom exposure portfolios constructed by Morningstar (“Equity Sleeves”).
•  Portfolio construction for each Fund, involving asset allocation among Subadvisers, exchange-traded funds, Equity Sleeves, cash and other investments.
•  Provision of investment oversight in certain instances.
•  Risk management.
•  Oversight and monitoring of the Subadvisers’ compliance with the investment mandate, compliance policies and procedures and federal securities laws.
•  Reporting to the Board.
•  The implementation of the Board’s directives with regard to the Funds.
With respect to the services provided by the Subadvisers, the Board took note of the responsibilities that each Subadviser has with respect to the portion of a Fund’s assets allocated to the Subadviser by Morningstar. These responsibilities include implementing the investment strategies for that portion of each Fund’s assets and ensuring compliance with the investment policies and limitations. The Board considered the performance of the Subadvisers in managing the Funds. The Board considered Morningstar’s rationale for recommending the continued retention of each Subadviser.
The Board considered other investment advisory services offered by Morningstar and each Subadviser; the Board reviewed the allocation of assets and expenses among these services, as well as their fees, the reasons for differences in fees and any potential conflicts in connection with providing these services.
Based on their review, the Board was satisfied with the nature, extent and quality of the overall services provided and to be provided by Morningstar and each Subadviser. The Board was confident in the abilities of Morningstar and each Subadviser to continue to implement the respective investment strategy and to continue to provide quality services to each Fund.

Morningstar Funds Trust    April 30, 2022

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)
Investment Performance
Fund performance was also very important to the Board. In evaluating performance, the Board looked at each Fund’s performance relative to other funds with the same investment objective, its performance relative to its index benchmark, and its risk-adjusted performance. The Board also considered the limited performance history of the Funds.
The Board also considered whether each Fund had operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance. The Board took into account discussions at Board meetings since the Board’s prior renewal of the Agreements in 2021 with representatives of Morningstar about Fund investment performance.
In addition to reviewing absolute and relative Fund performance, the Board periodically considers the appropriateness of Fund performance metrics in evaluating the results achieved. The Board periodically reviews the performance benchmarks for each Fund recommended by Morningstar and the process used by Morningstar to develop its benchmark recommendations; the Board also periodically reviews how these benchmarks are used to evaluate the performance of each Fund, of Morningstar and of each Subadviser.
One of the performance metrics used by the Board in evaluating performance is the Sharpe Ratio. The Sharpe Ratio is a way to measure a fund’s risk-adjusted returns. It measures a fund’s “excess performance” per unit of risk. Excess performance (return above the three-month T-bill) is divided by monthly standard deviation (risk) to assess a fund’s risk-to-return trade-off relative to similar funds. The higher the Sharpe Ratio, the better the fund's historical risk-adjusted performance has been. You can use Sharpe Ratios to directly compare two similar funds to see which delivered more reward per unit of risk taken, or to see how a fund’s risk-adjusted return compares with the average fund in the category or its benchmark.
A summary of the Board’s review of each Fund’s performance follows:
Morningstar Alternatives Fund – The Fund had total returns in the second-lowest performing quintile of multistrategy funds (i.e., 4th out of 5 quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2021 and total returns in the middle performing quintile of multistrategy funds for the three-year period ended December 31, 2021. The Fund outperformed its benchmark of the Morningstar U.S. Cash T-Bill TR USD in both of these periods. The Fund’s Sharpe Ratio for the one- and three-year periods ended December 31, 2021 were in the best and second-best performing quintiles, respectively. The Board discussed with Morningstar the reasons for the relative underperformance in the one-year period, which was due, in part, to lagging returns generated by the Fund’s merger arbitrage strategy as a result of regulatory uncertainty around certain M&A transactions.The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.
Morningstar Defensive Bond Fund – The Fund had total returns in the best performing quintile of short-term bond funds (i.e., 1st out of 5 quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2021 and total returns in the middle performing quintile of short-term bond funds for the three-year period ended December 31, 2021. The Fund outperformed its benchmark of the Bloomberg

Morningstar Funds Trust    April 30, 2022

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)
U.S. Aggregate 1-3 Year Index in both of these periods. The Fund’s Sharpe Ratio was in the best performing quintile for the one- and three-year periods ended December 31, 2021. The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.
Morningstar Global Income Fund – The Fund had total returns in the second-lowest performing quintile of world allocation funds (i.e., 4th out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one- and three-year periods ended December 31, 2021. The Fund also underperformed its benchmark of the Morningstar Global Income Blended Index for both of these periods. The Fund’s Sharpe Ratio was in the second-lowest performing quintile for the one- and three-year periods ended December 31, 2021. The Board discussed with Morningstar the reasons for the relative underperformance, which was due to the positioning of the Fund compared to its peers and the impact of currency losses. Morningstar believed that, while the Fund’s only Subadviser underperformed in the one-year period, such underperformance was in line with expectations given the Subadviser’s positioning and the market environment. The Board took into account the limited performance history of the Fund and the approval of a new subadviser for the Fund at its December 15, 2021 Board meeting, and the Board concluded that no further changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.
Morningstar International Equity Fund – The Fund had total returns in the second-lowest performing quintile of foreign large blend funds (i.e., 4th out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one- and three-year periods ended December 31, 2021. The Fund underperformed its benchmark of the Morningstar Global Markets Ex-U.S. Index (net) for both of these periods. The Fund’s Sharpe Ratio was in the second-lowest and lowest performing quintiles for the one- and three-year periods ended December 31, 2021. The Board discussed with Morningstar the reasons for the relative underperformance, which was primarily due to the Fund’s overweight exposure to emerging markets and value stocks, but was in-line with Morningstar’s expectations. The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.
Morningstar Multisector Bond Fund – The Fund had total returns in the lowest performing quintile of multisector bond funds (i.e., 5th out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one- and three-year periods ended December 31, 2021. The Fund underperformed its benchmark of the Morningstar Multisector Bond Blended Index for both of these periods. The Fund’s Sharpe Ratio was in the lowest performing quintile for the one- and three-year periods ended December 31, 2021. The Board discussed with Morningstar the reasons for the relative underperformance, which was primarily due to the allocation to a Subadviser that did not perform as expected. The Board considered Morningstar’s recommendation to approve the New Subadvisory Agreement with the New Subadviser, including Morningstar’s belief that the Fund would be better positioned with an allocation to the New Subadviser. The Board took into account the limited performance history of the Fund, and the Board concluded that no further changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.

Morningstar Funds Trust    April 30, 2022

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)
Morningstar Municipal Bond Fund – The Fund had total returns in the middle performing quintile of muni national intermediate funds (i.e., 3rd out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2021 and total returns in the second-lowest performing quintile of muni national intermediate funds for the three-year period ended December 31, 2021. The Fund, however, outperformed its benchmark of the Morningstar Municipal Bond Blended Index for both of these periods. The Fund’s Sharpe Ratio was in the middle performing quintile for the one- and three-year periods ended December 31, 2021. The Board discussed with Morningstar the reasons for the relative underperformance for the three-year period ended December 31, 2021. The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.
Morningstar Total Return Bond Fund – The Fund had total returns in the middle performing quintile of intermediate core bond funds (i.e., 3rd out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31,2021 and total returns in the best performing quintile of intermediate core bond funds for the three-year period ended December 31, 2021. The Fund slightly underperformed its benchmark of the Bloomberg U.S. Aggregate Bond Index for the one-year period ended December 31, 2021, but outperformed its benchmark for the three-year period ended December 31, 2021. The Sharpe Ratio was in the second-best and middle performing quintiles for the one- and three-year periods ended December 31, 2021, respectively. The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.
Morningstar Global Opportunistic Equity Fund – The Fund had total returns in the middle performing quintile of world allocation funds (i.e., 3rd out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2021 and total returns in the second-best performing quintile of world allocation funds for the three-year period ended December 31, 2021. The Fund outperformed its benchmark of the Morningstar Unconstrained Allocation Blended Index for both of these periods. The Fund’s Sharpe Ratio for the one- and three-year periods ended December 31, 2021 were in the middle and second-lowest performing quintiles, respectively. The Board considered MIM’s recommendation that the name of the “Morningstar Unconstrained Allocation Fund” be changed to the “Morningstar Global Opportunistic Equity Fund” and the accompanying investment strategy updates and benchmark change for such Fund, which included the termination of one of the Fund’s Subadvisers. The Board took into account the limited performance history of the Fund, and the Board concluded that no further changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.
Morningstar U.S. Equity Fund – The Fund had total returns in the middle performing quintile of large blend funds (i.e., 3rd out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2021 and total returns in the lowest performing quintile of large blend funds for the three-year period ended December 31, 2021. The Fund outperformed its benchmark of the Morningstar U.S. Market Index for the one-year period ended December 31, 2021, but underperformed its benchmark for the three-year period ended December 31, 2021. The Fund’s Sharpe Ratio for the one- and three-year periods ended December 31, 2021 were in the second-best and lowest performing quintiles, respectively. The Board noted the improvement in relative performance as compared to last year and that such relative improvement would not have a significant impact on the relative performance for the three-year period

Morningstar Funds Trust    April 30, 2022

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)
ended December 31, 2021. The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.
The Cost of Services
The Board considered the cost of the services provided and to be provided and the profits or losses realized by Morningstar and each Subadviser from a relationship with the Funds.
As requested by the Board, Morningstar provided profitability information for each Fund, as well as aggregate profitability information for all of the Funds, using a revenue and cost allocation methodology that was reviewed and discussed with the Board.
The Board noted that each Fund had incurred considerable expenses since its formation and that these expenses were largely absorbed by Morningstar through fee waivers and expense reimbursements. Beyond the waiver and reimbursement agreements, Morningstar paid certain start-up costs that otherwise could have been borne by the Funds.
The Board also considered the fees charged by Morningstar to other clients. The Board noted that Morningstar charges lower fees to some other clients but that the services provided to those accounts, are not similar. Morningstar reviewed with the Board the broader scope of services it provides to the Funds, including management of cash flows as a result of redemptions and purchases, oversight of service providers, preparation of annual registration statement updates, preparation of financial information, and compliance with federal and state laws and regulations. These services require a higher level of infrastructure, including personnel, office space, technology and legal support. Morningstar also highlighted the significant business, reputational and other risks associated with launching, sponsoring and maintaining the Funds.
The Board noted that Morningstar does not have an affiliated entity providing transfer agent, custodial, broker-dealer, fund administration or other services to the Funds. Therefore, Morningstar does not generate additional fees for itself through Fund services provided by related entities. The lack of supplemental sources of revenue was a significant factor to the Trustees.
With regard to the Subadvisers, the Board noted that the subadvisory fees are paid to each Subadviser by Morningstar and are not additional fees borne by each Fund. These fees were the product of arms-length negotiations between Morningstar and each Subadviser. As a result, the costs of the services and the profits of the Subadvisers from their relationships with the Funds were not a material factor in the Board’s consideration of the Subadvisory Agreements.
The Board considered other actual and potential benefits (often called “fall-out benefits”) that accrue to Morningstar and each of the Subadvisers from managing the Funds. These benefits include the acquisition and use of research services by the Subadvisers with commissions generated by the Funds (known as “soft dollar” arrangements). The Board noted that soft dollar arrangements may result in the Funds bearing costs to purchase research that may be used by the Subadvisers with other clients and may reduce the Subadvisers’ expenses.

Morningstar Funds Trust    April 30, 2022

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)
The Board also considered reviews undertaken by the Trust’s Chief Compliance Officer concluding that these arrangements are consistent with regulatory requirements. The Board noted that Morningstar itself does not use soft dollar arrangements.
The Board considered the substantial costs incurred by Morningstar related to the launch of the Funds and, while Morningstar’s revenues increased over the past year, the Board was satisfied that the profitability was not excessive as Morningstar did not generate profits (after corporate expenses are allocated to Fund operations) with respect to the operations of any of the Funds.
Fund Expenses
Fund expenses are an important factor because they directly affect shareholder returns. In reviewing fund expenses, the Board placed emphasis on total expenses as a percentage of assets (after fee waivers and expense reimbursements by Morningstar) because they represent the total costs to shareholders of investing in the Funds. However, the Board also considered the components of total expenses, namely the actual management fee paid (after fee waivers and expense reimbursements by Morningstar), transfer agent expenses, custodial expenses and other expenses. The Board also reviewed, but placed less emphasis on, the contractual management fee before waivers and expense reimbursements.
The Board noted that one of Morningstar’s investment principles for investment management is minimizing costs. In this regard, the Board was encouraged by Morningstar’s commitment to lowering costs to shareholders, notably through its implementation of fee waivers and expense reimbursements by Morningstar.
In its review of Fund expenses, the Board noted that, for seven of the nine Funds, actual total expenses and, for eight of the nine Funds, actual management fees paid as a percentage of average net assets were either at or below the median actual total expenses or actual management fees paid for a peer group of comparable funds. For the Municipal Bond Fund, total expenses as a percentage of average net assets exceeded the peer group median by 0.002%. For the U.S. Equity Fund, total expenses exceeded the peer group median by 0.006% and actual management fees paid exceeded the peer group median by 0.046%. The Board discussed with Morningstar management plans for increasing assets in the Funds as a way of reducing the total expense levels through economies of scale.
Based upon its consideration of all these factors, the Trustees determined that the investment advisory and subadvisory fee structure for each Fund was fair and reasonable.
Economies of Scale
The Board considered economies of scale that may be realized by Morningstar and each Subadviser as each Fund grows larger and the extent to which these economies would be shared with each Fund’s shareholders, including through increased services to the Funds, through expense limitation arrangements, or through fee or expense ratio reductions (such as breakpoints in the fee schedule). The Board noted that Morningstar implemented an expense limitation arrangement which has been and will continue to be reevaluated periodically.

Morningstar Funds Trust    April 30, 2022

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)
The Board concluded that economies of scale were not a significant factor with regard to the management fee at this time given the current assets in the Funds and the limited operating history of the Funds and that the expense limitation arrangement is in effect.
Conclusion
After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Board—including a majority of the Independent Trustees with the assistance of independent counsel—approved the renewal of the Agreements and approved the New Subadvisory Agreement and concluded that the investment advisory and subadvisory fee structure provided for in the agreements was fair and reasonable.

Morningstar Funds Trust    April 30, 2022

Additional Information (unaudited)
Proxy Voting Policies and Proxy Voting Record
The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser, which, in turn, has delegated such responsibility to the subadvisers. Each subadviser will vote such proxies in accordance with its proxy policies and procedures, which are available, free of charge, by calling 877-626-3224. Information about how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (1) without charge, upon request, by call 877-626-3224 and (2) on the SEC’s website at http://sec.gov.
Form N-PORT Disclosure
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT (and its predecessor form, Form N-Q) filings are available on the SEC’s website at http://www.sec.gov.

Morningstar Funds Trust is available to citizens or
legal residents of the United States or its territories through model portfolios designed and maintained by a financial institution including the Adviser.
Adviser
Morningstar Investment Management LLC
22 West Washington Street
Chicago, Illinois 60602
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
Prospectus
Please go to http://connect.rightprospectus.com/Morningstar
to access the Morningstar Funds Trust prospectus.
Shareholder Rights
When you buy shares in a fund of the Morningstar Funds Trust, you become a shareholder of that fund. As a shareholder, you have certain rights and protections, chief among them an independent board of trustees, whose main role is to represent your interests. The Board of Trustees for the Morningstar Funds Trust is committed to representing your interests as well as implementing and maintaining sound fund governance principles. To learn more about the Board of Trustees please go to https://www.morningstar.com/company/morningstar-funds-governance.
This report is general information for the shareholders of the Morningstar Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Views, opinions, portfolio holdings and other information expressed or noted herein are as of the end of the reporting period and are subject to change. Such views and opinions are not to be viewed as investment advice.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

As of April 30, 2022, the registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Barry P. Benjamin and Theresa Hamacher are the “audit committee financial experts” and are “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Item 4(a): Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Ernst & Young LLP (“E&Y”), independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $415,000 in 2022 and $360,000 in 2021.

Item 4(b): Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by E&Y that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are NONE in 2022 and NONE in 2021.

Item 4(c): Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by E&Y for RIC tax compliance and diversification review and tax return review are $193,925 in 2022 and $181,700 in 2021.

Item 4(d): All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by E&Y, other than the services reported in paragraphs (a) through (c) of this Item are NONE in 2022 and NONE in 2021.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter adopted on March 9, 2018, the Audit Committee shall, to the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to a Fund and (ii) all non-audit services rendered by the independent auditors to a Fund’s investment adviser(s) (including any sub-advisers) and to certain of the investment adviser’s affiliates, as applicable. The Audit Committee may implement policies and procedures by which such services are pre-approved other than by the full Committee (for example, by the Committee chair).

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by E&Y for services rendered to the registrant and service affiliates for the last fiscal year was $193,925 in 2022 and $181,700 in 2021.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Exhibit 99.CODE: Code of Ethics pursuant to Item 2 of Form N-CSR.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morningstar Funds Trust

By	/s/ Daniel E. Needham
Daniel E. Needham, President
(Principal Executive Officer)

Date: July 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Daniel E. Needham
Daniel E. Needham, President
(Principal Executive Officer)

Date: July 6, 2022

By	/s/ Tracy L. Dotolo
Tracy L. Dotolo, Treasurer
(Principal Financial Officer)

Date: July 6, 2022